                                                      REGISTRATION NOS. 33-19836
                                                                       811-05457


     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2008.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------
                                    FORM N-4

                                 --------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]

                         POST-EFFECTIVE AMENDMENT NO. 29                     [X]

                             REGISTRATION STATEMENT                          [ ]
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 29                             [X]

                        (CHECK APPROPRIATE BOX OR BOXES)



                                 --------------


                             Keynote Series Account
                           (EXACT NAME OF REGISTRANT)

                           MONY LIFE INSURANCE COMPANY
                            (EXACT NAME OF DEPOSITOR)

                           1290 Avenue of the Americas
                            New York, New York 10104
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 554-1234
                         (DEPOSITOR'S TELEPHONE NUMBER)

                                   Dodie Kent
                  Vice President and Associate General Counsel
                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                            New York, New York 10104
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                  PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                           Christopher E. Palmer, Esq.
                               Goodwin Procter LLP
                             901 New York Avenue, NW
                              Washington, DC 20001

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2008 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on pursuant to paragraph (a)(1) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ] on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Group Variable Annuity Contracts

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     KEYNOTE
                                 SERIES ACCOUNT
                                   ("KEYNOTE")

                        GROUP VARIABLE ANNUITY CONTRACTS
             SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC

                                    ISSUED BY

                       MONY LIFE INSURANCE COMPANY("MONY")
      1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104; (914) 697-8000

     MONY Life Insurance Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998 MONY converted to a stock company through demutualization and was renamed MONY Life Insurance Company ("MONY"). The demutualization did not have any material effect on the Group Variable Annuity Contracts. AXA Financial, Inc. is the parent company of MONY.

     We no longer offer these Contracts. We will continue to accept Purchase Payments under existing Contracts. This prospectus is used with current Contract owners only.


     Purchase Payments under the Contracts are allocated to a segregated investment account of MONY Life Insurance Company ("MONY"), which account has been designated Keynote. Purchase Payments directed to Keynote may be allocated among such of the Subaccounts in Keynote as are made available under the Contracts. The assets in each Subaccount are invested in a series of Transamerica Partners Portfolios (formerly, the Diversified Investors Portfolios) or in the Calvert Social Balanced Portfolio ("Calvert Series") at their net asset value. (See "Transamerica Partners Portfolios" and Calvert Series at page 13.) The six currently available Series of Transamerica Partners Portfolios are the Money Market Series, Inflation-Protected Securities Series, (formerly Intermediate Government Bond Series) Core Bond Series, Balanced Series, Large Value Series (formerly, Value & Income Series), and Large Growth Series (formerly, Equity Growth Series). The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus.



     KEYNOTE SUBACCOUNTS WHICH INVEST IN TRANSAMERICA PARTNERS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, TRANSAMERICA PARTNERS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "TRANSAMERICA PARTNERS PORTFOLIOS -- CORE/FEEDER STRUCTURE" ON PAGE 28 HEREIN.



     The value of the Accumulation Accounts maintained in Keynote will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Transamerica Partners Portfolios and the Calvert Series.


     This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.


     A Statement of Additional Information dated May 1, 2008 incorporated herein by reference, and containing additional information about the Contracts and Transamerica Partners Portfolios, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from MONY without charge upon written request to the above address or by telephoning
(914) 697-8000 or by accessing the SEC's website at www.sec.gov. The Table of Contents of the Statement of Additional Information can be found on page 53 of this Prospectus.


     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS FOR THE CALVERT SERIES.

                                DATED MAY 1, 2008

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Definitions.............................................................     4
Synopsis................................................................     6
  Fee Tables............................................................     6
  Condensed Financial Information.......................................     8
  The Contracts.........................................................     9
  Keynote...............................................................     9
  Charges...............................................................     9
  Credit and Allocation of Purchase Payments............................    10
  Redemption............................................................    10
  Transfers.............................................................    10
  Frequent Allocations of Purchase Payments.............................    10
  Payment Options.......................................................    11
  Voting Rights.........................................................    11
  Death Benefit.........................................................    11
  Distribution of the Contracts.........................................    11
MONY....................................................................    12
Keynote Series Account..................................................    12
  Calvert Series........................................................    13
  Transamerica Partners Portfolios......................................    13
Charges.................................................................    15
  Charges for Mortality and Expense Risks...............................    15
  Annual Contract Charge................................................    15
  Investment Management Fee.............................................    15
  Premium Tax...........................................................    16
Summary of the Contracts................................................    17
  Ownership.............................................................    17
  Purchase Payments.....................................................    17
  Employer Sponsored Plan Requirements..................................    17
  Rights of the Participant Under the Contract..........................    18
  Rights Upon Suspension of Contract or Termination of Plan.............    18
  403(b) Contract.......................................................    18
  401(a) Contract/401(k) Contract and NQDC Contracts....................    18
  457 and 408 (IRA) Contracts...........................................    18
  Failure of Qualification..............................................    18
  Transfers.............................................................    18
Rights Reserved By MONY.................................................    19
Credit of Purchase Payments.............................................    19
  Allocation of Purchase Payments.......................................    20
  Determination of Unit Value...........................................    20
Death Benefit...........................................................    20
Redemption During the Accumulation Period...............................    21
Payment Options.........................................................    21
  Annuity Purchase Date.................................................    22
  Fixed Annuity.........................................................    22
  Fixed Annuity Options.................................................    22
  Payments to a Beneficiary Following the Annuitant's Death.............    23
  Voting Rights.........................................................    23
Distribution of the Contracts...........................................    25
Federal Income Tax Status...............................................    25
  Tax Treatment of MONY.................................................    25

                                                                           PAGE
                                                                           ----
  Taxation of Annuities in General......................................    25
  Surrenders, Death Benefits, Assignments and Gifts.....................    26
  Annuity Payments......................................................    26
  Penalty Tax...........................................................    26
Transamerica Partners Portfolios........................................    28
Core/Feeder Structure...................................................    28
Investment Objectives and Policies......................................    29
Management of Transamerica Partners Portfolios..........................    42
Other Information Regarding Transamerica Partners Portfolios............    49
  Purchase and Redemption of Interests in Transamerica Partners
     Portfolios.........................................................    49
Experts.................................................................    52
Legal Proceedings.......................................................    52
Financial Statements....................................................    52
Additional Information..................................................    52
Table of Contents of Statement of Additional Information................    53
Request for Keynote Statement of Additional Information.................    65

                                   DEFINITIONS

     As used in this Prospectus, the following terms have the indicated meaning:

     ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

     ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (See "Annuity Purchase Date" page 21), or earlier termination of his/her Accumulation Account.


     BALANCED SERIES: Transamerica Partners Balanced Portfolio, a series of Transamerica Partners Portfolios.


     CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     CONTRACT(S): the group variable annuity contract(s) offered by MONY to Contractholders or IRA Contractholders as described in this Prospectus.

     CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand alone organizations.

     CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.


     CORE BOND SERIES: Transamerica Partners Core Bond Portfolio, a series of Transamerica Partners Portfolios.





     FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.





     INFLATION-PROTECTED SECURITIES SERIES: Transamerica Partners Inflation-Protected Securities Portfolio, a series of Transamerica Partners Portfolios (formerly the Intermediate Government Bond Portfolio).


     IRA CONTRACTHOLDER: the employer of the contributing Participant whether a tax-exempt or taxable organization or an association of members who share a common interest.


     LARGE GROWTH SERIES: Transamerica Partners Large Growth Portfolio, a series of Transamerica Partners Portfolios (formerly the Equity Growth Portfolio).



     LARGE VALUE SERIES: Transamerica Partners Large Value Portfolio, a series of Transamerica Partners Portfolios (formerly the Value & Income Portfolio).





     MONEY MARKET SERIES: Transamerica Partners Money Market Portfolio, a series of Transamerica Partners Portfolios.


     NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

     PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer.

     PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

     PORTFOLIO BUSINESS DAY: each day during which the Advisers of a Series are open for business.

     PURCHASE PAYMENT: the amount contributed and remitted to MONY by an employer on behalf of a Participant.

     SUBSTITUTION: the investment by Keynote Subaccounts in corresponding series of Transamerica Partners Portfolios of the proceeds received upon the redemption by each Subaccount of shares of MONY Series Fund, Inc. in accordance with an order of the Securities and Exchange Commission dated June 8, 1994.



     SUBACCOUNT: a subdivision of Keynote which is available for the allocation of Purchase Payments under the Contracts. Six Subaccounts invest in a corresponding series of Transamerica Partners Portfolios. The Calvert Series Subaccount invests in the Calvert Series.



     TAM: Transamerica Asset Management, Inc., a registered investment adviser under the Investment Advisers Act of 1940.



     TRANSAMERICA PARTNERS PORTFOLIOS: Transamerica Partners Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (formerly the Diversified Investors Portfolios).


     UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

     VALUATION TIME: each day as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. New York time).

     VALUATION PERIOD: The period between the ending of two successive Valuation Times.



     NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SYNOPSIS

FEE TABLES

     The following tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in Keynote.

     The following table shows the fees and expenses that you will pay periodically during the time that you invest under a Contract, not including the fees and expenses of the underlying Portfolios (or the Calvert Series). In addition, in some jurisdictions premium taxes may be deducted from your annuity purchase payments or from your Accumulation Amount when it is applied to purchase an annuity.

                             KEYNOTE SERIES ACCOUNT

                                                   MAXIMUM       CURRENT
                                                  --------       -------
ANNUAL CONTRACT FEE........................            $50(1)    NONE(1)
SEPARATE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT
  VALUE)
     Mortality Risk Fees...................           0.80%         0.70%
     Administrative Expense Risk Fees......           0.45%         0.40%
                                                      ----       -------
     Total Mortality and Expense Risk
       Fees................................           1.25%(2)      1.10%(2)
     Total Separate Account Annual
       Expenses............................           1.25%(2)      1.10%(2)



----------
(1) MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account in accordance with the provisions of the Contracts. MONY has no present intention to impose such a charge, but it may do so in the future.
(2) MONY reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.


     The following table shows the minimum and maximum total operating expenses charged by the Transamerica Partners Portfolios and the Calvert Series that you may pay periodically during the time that you invest under a Contract. More detail concerning the fees and changes of each Transamerica Partners Portfolio and the Calvert Series is included in "Management of Transamerica Partners Portfolios," on page 42, and in the prospectus for the Calvert Series.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

                                                                MINIMUM     MAXIMUM
                                                                -------     -------
Expenses that are deducted from the assets of the
  Transamerica Partners Portfolio or the Calvert Series,
  including management fees and other expenses...............     0.28        0.90



     The following table shows the fees and expenses of each Portfolio. Your investment in each Keynote Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests.

-----------------------------------------------------------------------------------------------------
                                                               INFLATION-
                                                   MONEY        PROTECTED        CORE
                                                   MARKET      SECURITIES        BOND        BALANCED
                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------
 Management Fees.............................       0.25          0.35           0.35          0.45
-----------------------------------------------------------------------------------------------------
 Other Expenses..............................       0.03          0.07           0.03          0.07
-----------------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses...       0.28          0.42           0.38          0.52
-----------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense Reimbursement(1)..         --          0.02             --          0.02
-----------------------------------------------------------------------------------------------------
 Net Annual Portfolio Operating Expenses.....       0.28          0.40           0.38          0.50
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                            LARGE         LARGE
                                                            VALUE         GROWTH      CALVERT
                                                          PORTFOLIO     PORTFOLIO      SERIES
---------------------------------------------------------------------------------------------
 Management Fees......................................       0.45          0.62         0.70
---------------------------------------------------------------------------------------------
 Other Expenses.......................................       0.03          0.03         0.20
---------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses............       0.48          0.65         0.90
---------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense Reimbursement(1)...........         --            (2)          --
---------------------------------------------------------------------------------------------
 Net Annual Portfolio Operating Expenses..............       0.48          0.65         0.90
---------------------------------------------------------------------------------------------




----------

(1) The investment adviser to each Transamerica Partners Portfolio has contractually agreed to waive its fees or reimburse the Portfolio for its expenses to the extent the annual expenses of the Portfolio exceed the following limitations: Money Market Portfolio (0.30%); Inflation-Protected Securities Portfolio (0.40%); Core Bond Portfolio (0.40%); Balanced Portfolio (0.50%); Large Value Portfolio (0.50%); and Large Growth Portfolio (0.65%). Each of these agreements is in effect through May 1, 2017.



(2) Amount waived less than 0.005%.


Example

     This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract fees and expenses and portfolio company fees and expenses.

     If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay the following expenses on a $10,000 investment, assuming a 5% annual rate of return.

     The following examples assume a 5% return each year (the assumption of a 5% return is required by the SEC for these examples and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.

     The following example is based on fees after contractual waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by MONY.

                                                        AFTER     AFTER      AFTER       AFTER
SUBACCOUNT                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                             ------    -------    -------    --------
Money Market........................................    $156       $483      $  834     $1,824
Inflation-Protected Securities......................    $168       $520      $  897     $1,955
Core Bond...........................................    $166       $514      $  887     $1,933
Balanced............................................    $178       $551      $  949     $2,062
Large Value.........................................    $176       $545      $  939     $2,041
Large Growth........................................    $193       $597      $1,026     $2,222
Calvert Series......................................    $218       $673      $1,154     $2,483



     The following example is based on fees after contractual waivers and reimbursements and reflect the imposition of the 1.10% mortality and expense risk charge presently in effect.

                                                        AFTER     AFTER      AFTER       AFTER
SUBACCOUNT                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                             ------    -------    -------    --------
Money Market........................................    $140       $437      $  755     $1,657
Inflation-Protected Securities......................    $153       $474      $  818     $1,791
Core Bond...........................................    $151       $468      $  808     $1,768
Balanced............................................    $163       $505      $  871     $1,900
Large Value.........................................    $161       $499      $  860     $1,878
Large Growth........................................    $178       $551      $  949     $2,062
Calvert Series......................................    $203       $627      $1,078     $2,327

                         CONDENSED FINANCIAL INFORMATION
                             KEYNOTE SERIES ACCOUNT
                            ACCUMULATION UNIT VALUES

KEYNOTE SUBACCOUNT


                                                                    UNIT VALUE
                        --------------------------------------------------------------------------------------------------
                        DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Money Market..........   $16.45    $17.18    $18.11    $18.67    $18.81    $18.84    $18.91    $19.29    $20.01    $20.81

Inflation-Protected
  Securities
  (formerly,
  Intermediate
  Government Bond)....    16.07     16.18     17.53     18.52     19.84     19.94     20.03     20.08     20.55     22.39

Core Bond.............    23.15     22.75     24.80     26.24     28.36     29.35     30.38     30.76     31.69     33.44

Balanced..............    32.46     35.91     34.75     32.55     28.97     33.73     36.13     37.73     41.70     41.98

Large Value (formerly,
  Value & Income).....    38.08     40.87     44.31     42.95     36.00     45.06     50.32     53.20     63.51     61.70

Large Growth
  (formerly, Equity
  Growth).............    51.57     70.57     58.57     46.26     35.00     43.82     46.70     49.51     50.99     56.61

Calvert Series........    26.13     29.06     27.58     25.38     22.05     26.03     27.87     29.13     31.34     31.85
                                                                 UNITS OUTSTANDING
                        --------------------------------------------------------------------------------------------------
                        DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Money Market..........    40,999    13,122     9,488    14,818    21,373    16,085    10,564     5,786     5,927     6,535

Inflation-Protected
  Securities
  (formerly,
  Intermediate
  Government Bond)....    27,614    13,708     9,742    23,408    35,823    14,922    12,729     7,500     4,321     4,372

Core Bond.............    39,571    16,207    11,172    14,282    13,580     9,898     8,726     7,375     5,418     5,876

Balanced..............   167,348    77,105    67,074    60,898    52,976    48,109    47,323    44,270    39,005    37,770

Large Value (formerly,
  Value & Income).....   434,610   266,130   219,973   200,912   159,138   147,238   139,062   123,843   111,730   107,338

Large Growth
  (formerly, Equity
  Growth).............   247,234   142,912   142,030   110,873    81,284    74,686    68,770    57,543    48,974    45,839

Calvert Series........    31,111    15,386    12,809    10,518    11,098    12,036    12,993    13,850    14,357    14,732




--------
Further information about the performance of Keynote is contained in the Annual Report of Keynote which is available, free of charge, by contacting MONY at the address or at the telephone number set forth on the cover of this Prospectus. For more information about accumulation unit values, see "Determination of Unit Value," page 20.

THE CONTRACTS

     We no longer offer these Contracts. We will continue to accept Purchase Payments under existing Contracts. This prospectus is used with current Contract owners only. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract.

     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

KEYNOTE


     Purchase Payments under the Contract(s) are allocated to Keynote which is a separate account of MONY. Keynote is divided into Subaccounts, six of which correspond to Transamerica Partners Portfolios' Money Market, Inflation-Protected Securities, Core Bond, Balanced, Large Value, and Large Growth Series, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding series of Transamerica Partners Portfolios or the Calvert Series at their net asset value (See "Transamerica Partners Portfolios" and "Calvert Series" at page 13.) Each series of Transamerica Partners Portfolios is managed by Transamerica Asset Management, Inc. ("TAM"). Prior to June 6, 2005, MONY Securities Corporation served as both the distributor and principal underwriter. Effective June 6, 2005, AXA Advisors replaced MONY Securities Corporation as both distributor and principal underwriter. The Calvert Series is a series of Calvert Variable Series, Inc., (formerly, Acacia Capital Corporation) (the "Fund") a diversified open-end management company whose investment adviser is Calvert Asset Management Company, Inc.



     The value of a Participant's Accumulation Account maintained in Keynote will vary based upon the investment experience of the series of Transamerica Partners Portfolios or the Calvert Series to which Purchase Payments are allocated.



     The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus. Transamerica Partners Portfolios is an open-end, diversified management investment company which has six series with differing investment objectives available under the Contracts. See "Transamerica Partners Portfolios" at page 13 herein.


CHARGES

     MONY makes daily charges against the net assets of Keynote at a maximum annual rate of 1.25%, consisting of 0.80% for mortality risks and 0.45% for administrative expense risks. The annual rate charged is 1.10% consisting of 0.70% for mortality risks and 0.40% for administrative expense risk. However, MONY reserves the right to charge a maximum fee of 1.25% upon notice thereafter. (See "Charges -- Charges for Mortality and Expense Risks" on page 15.) In addition, MONY reserves the right to deduct an annual contract charge, not to exceed $50, from a Participant's Accumulation Account (See "Charges -- Annual Contract Charge" on page 15.)


     In addition to the charges set forth above, TAM, which serves as an investment adviser to each series of Transamerica Partners Portfolios, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Transamerica Partners Portfolios or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses.


     Premium taxes may be payable on annuity considerations. (See "Premium Tax" on page 16.)

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS


     Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Transamerica Partners Portfolios or the Calvert Series, as appropriate. (See "Credit of Purchase Payments" on page 19.)


REDEMPTION

     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.

     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code.

TRANSFERS

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers, subject to the limitations described in the following section. While MONY has no present intention to do so, it reserves the right to impose transfer charges at a later date. If MONY were to impose transfer charges, this prospectus would be amended to reflect any applicable fee. Transfers may be made in writing or by telephone by calling
(914) 697-8000. (See "Transfers" on page 18.) MONY reserves the right to discontinue allowing telephone transfers.

FREQUENT ALLOCATIONS OF PURCHASE PAYMENTS

     Frequent purchases and redemptions of investment in Keynote (and therefore indirectly in the underlying mutual fund shares) may interfere with the efficient management of a mutual fund's portfolio by its portfolio manager, increase portfolio transaction costs, and may also have a negative effect on the long term investors in the Subaccounts and the underlying mutual funds. For example, in order to handle large flows of cash into and out of the underlying mutual fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund's performance. In addition, the return received by long term investors may be reduced when allocations by other investors are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

     Because of the potential harm to the Subaccounts and their long term investors, MONY has implemented policies and procedures that are intended to discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Subaccount may limit additional allocations of purchase payments directed to the Subaccount by Participants who are believed by the underlying fund manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent allocations of purchase payments. For this reason, MONY has not adopted any specific restrictions on allocations of purchase payments, but each Subaccount reserves the right to reject any allocation with or without prior notice to the Participant. It is the intent of these policies not to accommodate market timing. In cases where surveillance of a particular Participant account establishes what the underlying fund manager believes to be obvious market timing, MONY will seek to block future allocations of purchase payments by that Participant. Where surveillance of a particular Participant account indicates activity that the underlying fund manager believes could be either abusive or for legitimate purposes, the Subaccount may permit the Participant to justify the activity.

     The Subaccounts' policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Subaccounts reserve the right to modify these or adopt additional policies and restrictions in the future. Participants should be aware, however, that any surveillance techniques currently employed by the Subaccounts or other techniques that may be adopted in the future, may not be effective.

     As noted above, if a Subaccount is unable to detect and deter trading abuses, the Subaccount's performance, and its long term investors, may be harmed. In addition, because the Subaccounts have not adopted any specific limitations or restrictions on allocations of purchase payments, investors may be harmed by the extra costs and portfolio management inefficiencies that result from frequent allocations of purchase payments, even when the allocations are not for abusive purposes. Because the Subaccounts apply their policies and procedures in a discretionary manner, different Participants may be treated differently, which could result in some investors being able to engage in frequent trading while others bear the costs and effects of that trading. The Subaccounts will provide advance notice to Participants of any specific restrictions on allocations of purchase payments that the Subaccounts may adopt in the future.


     Additionally, the Transamerica Partners Portfolios have adopted policies and procedures to prevent the selective release of non-public information about the portfolio holdings, as such information may be used for market-timing and similar abusive practices.


PAYMENT OPTIONS

     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options" on page 21.)

VOTING RIGHTS


     To the extent required by law, MONY will vote the interests in Transamerica Partners Portfolios and the Calvert Series held in Keynote in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders; the Contractholders will instruct MONY in accordance with the instructions received from Participants. (See "Voting Rights" on page 23.)


DEATH BENEFIT

     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit" on page 20.)

DISTRIBUTION OF THE CONTRACTS

     AXA Advisors, LLC ("AXA Advisors") serves as both the distributor and principal underwriter of the Contracts. The Contracts are no longer sold, but Purchase Payments may be made under the existing Contracts. Prior to June 6, 2005, MONY Securities Corporation ("MSC") served as both the distributor and principal underwriter of the Contracts. Effective June 6, 2005, registered representatives of MSC became registered representatives of AXA Advisors and AXA Advisors replaced MSC as both distributor and principal underwriter of the Contracts.

                                      MONY


     MONY Life Insurance Company ("MONY"), is a New York stock life insurance corporation organized in 1842. MONY is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA. AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of MONY, and under its other arrangements with MONY and its parent, AXA exercises significant influence over the operations and capital structure of MONY and its parent. AXA holds its interest in MONY through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings Inc. and AXA Equitable Financial Services, LLC. MONY is obligated to pay all amounts that are promised to be paid under the Contracts.


     The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where MONY is authorized to do business. Interests under the Contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The Contract is a "covered security" under the federal securities laws.

     We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


     AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. The Company is licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


     On July 8, 2004, AXA Financial completed its acquisition of The MONY Group Inc., which was, prior to that date, the parent company of MONY.

                             KEYNOTE SERIES ACCOUNT

     Keynote was established by MONY under New York Insurance Law on December 16, 1987 as a separate account. Keynote will hold assets that are segregated from all of MONY's other assets and at present is used only to support the Contracts. MONY is the legal holder of the assets in Keynote and will at all times maintain assets in Keynote with a total market value at least equal to the contract liabilities for Keynote. The obligations under the Contracts are obligations of MONY. Income, gains, and losses, whether or not realized, from assets allocated to Keynote, are, in accordance with the Contracts, credited to or charged against Keynote without regard to other income, gains, or losses of MONY. The assets in Keynote may not be charged with liabilities which arise from any other business MONY conducts. Keynote assets may include accumulation of the charges MONY makes against a Contract participating in Keynote. From time to time, any such additional assets may be transferred in cash to MONY's general account.

     Keynote is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Keynote. Although Keynote is registered, the SEC does not monitor the activity of Keynote on a daily basis. MONY is not required to register, and is not registered, as an investment company under the 1940 Act. For state law purposes, Keynote is treated as a part or division of MONY.

     There are currently seven Subaccounts within Keynote which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced

Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert Variable"), an open-end management investment company registered with the SEC under the 1940 Act. The six other Subaccounts invest in six respective series of Transamerica Partners Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and Transamerica Partners Portfolios. A full description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations is contained in the accompanying prospectus for the Calvert Series. Full descriptions of the six series of Transamerica Partners Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Transamerica Partners Portfolios". Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Transamerica Partners Portfolios and the Calvert Series.


CALVERT SERIES

     The Calvert Series is a series of Calvert Variable Series, Inc. ("CVS"), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management investment company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of CVS are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. For additional risk disclosure, see the Calvert Series prospectus which is contained in the last section of this Prospectus. Keynote will purchase and redeem shares from the Calvert Series at net asset value.

     The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.


TRANSAMERICA PARTNERS PORTFOLIOS



     Each of the other six Subaccounts of Keynote listed below invests exclusively in the corresponding series of Transamerica Partners Portfolios set forth below:



                                                SERIES OF TRANSAMERICA PARTNERS
            KEYNOTE SUBACCOUNT                             PORTFOLIOS
            ------------------                  -------------------------------
Keynote Money Market Subaccount..........  Transamerica Partners Money Market
                                           Portfolio (the "Money Market Series")
Keynote Inflation-Protected Securities
  Subaccount.............................  Transamerica Partners Inflation-Protected
                                           Securities Portfolio (the "Inflation-
                                           Protected Securities Series")
Keynote Core Bond Subaccount.............  Transamerica Partners Core Bond Portfolio
                                           (the "Core Bond Series")
Keynote Balanced Subaccount..............  Transamerica Partners Balanced Portfolio
                                           (the "Balanced Series")
Keynote Large Value Subaccount...........  Transamerica Partners Large Value
                                           Portfolio (the "Large Value Series")
Keynote Large Growth Subaccount..........  Transamerica Partners Large Growth
                                           Portfolio (the "Large Growth Series")




     Transamerica Partners Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Transamerica Partners Portfolios.

     TAM acts as investment adviser and administrator to each series of Transamerica Partners Portfolios. With respect to each series of Transamerica Partners Portfolios, TAM has contracted for certain investment advisory services with one or more subadvisers. TAM and the subadviser or subadvisers for a particular series of Transamerica Partners Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Transamerica Partners Portfolios currently available under the Contracts through Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met. An investor's interest in a Keynote Subaccount is neither insured nor guaranteed by the U.S. Government.


     Money Market Series: To provide liquidity and as high a level of current income as is consistent with the preservation of capital.

     Inflation-Protected Securities Series: To seek maximum real return consistent with the preservation of capital.

     Core Bond Series:  To achieve maximum total return.

     Balanced Series: To provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.


     Large Value Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield; capital appreciation is a secondary objective.



     Large Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.



     See "Transamerica Partners Portfolios" at page 28 and the Statement of Additional Information for more information on each series.

                                     CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS

The maximum daily charges against Keynote for mortality and expense risks assumed by MONY are computed and deducted from the value of the net assets of Keynote. This maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Keynote. The daily charge will be deducted from the net asset value of Keynote, and therefore the Subaccounts, on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Keynote. Of this charge, MONY estimates that 0.80% is for mortality risk and 0.45% is for expense risk. (The daily charge from Keynote based on an annual mortality and expense risk rate of 1.10% (0.70% for mortality risks and 0.40% for administrative expense risks), which was effective May 1, 1994, is 0.030139%.

     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. MONY believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from MONY's general account and not directly from Keynote or from the mortality and expense risk charges. However, asset charges for MONY's assumption of mortality and expense risks might be a source of contribution to the surplus in MONY's general account.

ANNUAL CONTRACT CHARGE

     MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Contracts. MONY has no present intention to impose such a charge; however, MONY may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. MONY also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future.

INVESTMENT MANAGEMENT FEE


     Because Keynote purchases interests in certain series of Transamerica Partners Portfolios and the Calvert Series, the net assets of Keynote will reflect the investment management fee and other expenses incurred by those series of Transamerica Partners Portfolios and the Calvert Series.



     TAM serves as the investment adviser to each series of Transamerica Partners Portfolios. For information with respect to the arrangements under which TAM provides such advisory services, including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Transamerica Partners Portfolios" on page 42.



     Calvert Asset Management Company, Inc. ("CAMCO") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. As of March 31, 2008, CAMCO was the investment adviser for 41 mutual fund portfolios, including the first family and broadest array of socially screened funds, and had over $15.5 billion in assets under management.


     CAMCO uses a team approach to its management of the Calvert Series. Information about the Calvert Series' portfolio management team, as well as the investment management fees charged by CAMCO is contained in the accompanying prospectus of the Calvert Series.

     CVS has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Series' subadvisers without shareholder approval.

PREMIUM TAX


     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any charges for applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0% to 3.5%. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS


     We no longer offer these Contracts. We will continue to accept Purchase Payments under existing Contracts. This prospectus is used with current Contract owners only. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract. Please note that a business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. If we receive a payment, request, election, notice, transfer or any other transaction request from you on a day that is not a business day or after the close of a business day then, in each case, we are deemed to have received that item on the next business day.


OWNERSHIP

     The employer or association purchasing a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer or association as agent for the Participant will make Purchase Payments on behalf of and as determined by each participating employee or association member in a payroll deduction arrangement pursuant to a salary reduction agreement. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.

     All Purchase Payments in Keynote credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to the NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS


     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxable subsidiaries of such organizations and stand-alone taxable organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars. The sponsoring employer is responsible for the terms of the applicable plan under which the Contract is purchased and held, including any changes required to contributions to the Contract and transactions with the Contract required by changes in law governing the applicable plan.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date" at page 21) during which no Purchase Payments will be accepted by MONY, an employer may make Purchase Payments during a Participant's Accumulation Period in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

     403(b) Contract

     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or
(3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not MONY, to give written notice thereof to Participants.

     401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not MONY's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

     457 and 408(IRA) Contracts

     If the Contractholder terminates its Plan or the Contractholder or IRA Contractholder discontinues purchase payments for a Participant or itself, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not MONY, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

     In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, MONY upon notice thereof may refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

     401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While MONY has no present intention to do so, MONY reserves the right to impose transfer charges at a later date.


     Transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to a Participant's Accumulation Account under the Keynote Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Large Value Series, Large Growth Series or Calvert Series. Transfers from a Participant's Accumulation Account under the Keynote Contracts to the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity Contracts are permitted, subject to certain restrictions in both Contracts. Certain other restrictions which apply to transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to the Keynote Contracts are contained in the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and Section 408(IRA) Contracts.


     Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by MONY may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. MONY will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that MONY fails to use reasonable procedures to verify the genuineness of telephone instructions, MONY may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                             RIGHTS RESERVED BY MONY

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, MONY reserves the right to make the following changes:

     (1) To operate Keynote in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount of Keynote to another Subaccount of Keynote, or to one or more separate accounts, or to MONY's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;


     (4) To substitute, for the interests in a series of Transamerica Partners Portfolios or the Calvert Series held in any Subaccount, interests in another series of Transamerica Partners Portfolios or interests in another investment company or any other investment permitted by law; and


     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Keynote or the Contracts.

                           CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by MONY at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by MONY is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and
(ii) the initial Purchase

Payment will be returned immediately and in full, unless the prospective Participant specifically consents to MONY retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by MONY.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to MONY a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by MONY. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. MONY reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

     The Unit value for each of the Subaccounts was established at $10 for the first Valuation Date. The Unit value for a Subaccount for any subsequent Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where


     (a) is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Transamerica Partners Portfolios or the Calvert Series in which the Subaccount invests, and


     (b) is the mortality and expense risk charge accrued as of that Valuation Date, and

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                  DEATH BENEFIT

     Under a Section 403(b), Section 457 and Section 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (See "Annuity Purchase Date" on page 21), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. Under a
Section 401(a) and/or Section 401(k) Contract, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving a
Section 401(a) and/or Section 401(k) Contract, reference must be made to the underlying Plan for particulars.

     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by MONY. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                    REDEMPTION DURING THE ACCUMULATION PERIOD

     For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. (See "Federal Income Tax Status" on page 25.)

     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by MONY is received by MONY. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.


     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in Transamerica Partners Portfolios or Calvert Series held by Keynote is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.


     A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Income Tax Status" on page 25.)

     With respect to Section 401(a) and Section 401(k) or NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

                                 PAYMENT OPTIONS

     With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described at page 22 is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by MONY on his/her Annuity Purchase Date. (See above for, "Redemption During the Accumulation Period".) However, Section 401(a) and Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by MONY of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by MONY of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from Keynote but are made from the general account of MONY which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

       (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

      (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

     (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period elected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

      (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

           If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

       (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the first 10 years of the Contracts, the maximum rates set forth in the Contracts. Thereafter, the annuity purchase rate will be the rate declared by MONY for all Fixed Annuity benefits purchased under the applicable Contract in the same Contract Year in which the Annuity Purchase Date occurs. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, MONY shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to MONY that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date MONY receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                  VOTING RIGHTS


     The assets held in the Subaccounts of Keynote will be invested in the corresponding series of Transamerica Partners Portfolios or the Calvert Series. MONY is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Transamerica Partners Portfolios and the Calvert Series, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, MONY will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. The record date for any such vote shall be selected by the governing

Boards of Transamerica Partners Portfolios or the Calvert Series. MONY will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give it these instructions.



     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Keynote, with fractional votes for amounts less than $100. These votes, represented as votes per $100 of Accumulation Account value in each Subaccount of Keynote, are converted into a proportionate number of votes in beneficial interests in a series of Transamerica Partners Portfolios or shares of the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by MONY in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, MONY may elect to vote in its own right.



     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the series of Transamerica Partners Portfolios or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Keynote. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount of Keynote and stating his/her right to instruct the Contractholder as to how to vote such interest. MONY will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.


     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to MONY with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct MONY to vote these interests in the same proportion as those shares for which instructions from Participants are received.


     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing Boards of Transamerica Partners Portfolios or the Calvert Series; (2) ratification of the independent accountant of Transamerica Partners Portfolios or the Calvert Series; (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Transamerica Partners Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Transamerica Partners Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Transamerica Partners Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.



     MONY may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Transamerica Partners Portfolios or the Calvert Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Transamerica Partners Portfolios or the Calvert Series. In addition, MONY may disregard voting instructions that would require changes in the investment objectives or policies of any series of Transamerica Partners Portfolios or the Calvert Series or in an investment adviser or principal underwriter for Transamerica Partners Portfolios or the Calvert Series, if MONY reasonably disapproves those changes in accordance with applicable federal regulations. If MONY disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                          DISTRIBUTION OF THE CONTRACTS


     AXA Advisors, LLC ("AXA Advisors") serves as both the distributor and principal underwriter of the Contracts. AXA Advisors (the successor to EQ Financial Consultants, Inc.) is an affiliate of MONY and AXA Equitable Life Insurance Company ("AXA Equitable"), is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors also acts as distributor and principal underwriter for other AXA Equitable and MONY annuity products.


     The Contracts are no longer sold, but Purchase Payments may be made under the existing Contracts. The maximum commission currently paid is 1% of additional Purchase Payments.

     Prior to June 6, 2005, MONY Securities Corporation ("MSC") served as both the distributor and principal underwriter of the Contracts. The Contracts were sold by registered representatives of MSC, and by financial professionals of other broker-dealers that entered into agreements with MSC. Effective June 6, 2005, registered representatives of MSC became registered representatives of AXA Advisors and AXA Advisors replaced MSC as both distributor and principal underwriter of the Contracts.

                            FEDERAL INCOME TAX STATUS


     The Contracts were originally designed for use to fund retirement plans which may or may not be qualified under specified provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Contractholder, Participant or beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The sponsoring employer is responsible for the terms of the applicable plan under which the Contract is purchased and held.
The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon MONY's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.


     These federal income tax laws may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

     MONY does not make any guarantee regarding any tax status, federal, state, or local, of any Contract or any transaction involving the Contract.

TAX TREATMENT OF MONY

     MONY is taxed as a life insurance company under Part I, Subchapter L of the Code. Investment income from the assets of Keynote are reinvested and taken into account in determining the value of Keynote. Under existing federal income tax law, the investment income of Keynote, including realized capital gains, is substantially not taxed to MONY.

TAXATION OF ANNUITIES IN GENERAL

     The Contracts were originally designed for use in connection with specified tax qualified plans and on a nonqualified basis. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contract. In general, contributions to specified tax qualified plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for non-qualified Contracts if the Contractholder is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made under a Contract are generally taxable to the Participant as ordinary income except to the extent of:

     - Participant after-tax contributions (in the case of certain qualified plans), or

     - Contractholder contributions (in the case of non-qualified contracts owned by individuals).

     Contractholders, Participants and beneficiaries should seek advice from their own tax advisers about the tax consequences of distributions, withdrawals and payments under non-qualified contracts and under any tax qualified plan in connection with which the Contract is purchased. For qualified Contracts, among other things individuals should discuss with their tax advisors are the "required minimum distribution rules" which generally require distributions to be made after age 70 1/2 and after death, including requirements applicable to the calculation of such required distributions from annuity contracts funding tax qualified plans.

     Federal tax law imposes requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include, but are not limited to, transfers, including gratuitous transfers, and pledges of the contract are treated the same as distributions. Distributions from all annuity contracts issued during any calendar year by the same company (or an affiliate) to a Contractholder (other than those issued to qualified retirement plans) in the same year will be treated as distributed from one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of Contracts or otherwise. None of these rules affects tax qualified plans.

SURRENDERS, DEATH BENEFITS, ASSIGNMENTS AND GIFTS

     A Contractholder who fully surrenders a Contract is taxed on the portion of the payment that exceeds the cost basis in the Contract. For non-qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For qualified Contracts used to fund tax qualified plans, the cost basis is generally zero, except to the extent of after-tax contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income. A beneficiary entitled to receive a lump sum death benefit upon the death of the Participant is taxed on the portion of the amount that exceeds the Owner's cost basis in the Contract. If the beneficiary elects to receive annuity payments within 60 days of the Participant's death, different tax rules apply. (See "Annuity payments" below.)

     Partial redemptions or withdrawals received under non-qualified Contracts prior to annuitization are first included in gross income to the extent Fund Value exceeds Purchase Payments, less prior nontaxable distributions, and the balance is treated as a nontaxable return of principal to the Contractholder. For partial redemptions used to fund a tax qualified plan, payments are generally prorated between taxable income and non-taxable return of investment.

     Because of the cost basis of qualified Contracts generally being zero, partial surrender amounts will generally be fully taxed as ordinary income.

     A Contractholder who assigns or pledges a non-qualified contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. A Contractholder who gives away the Contract (i.e., transers it without full and adequate consideration) to anyone other than his or her spouse (or ex-spouse pursuant to divorce settlement) is treated for income tax purposes as if he or she had fully surrendered the Contract.

ANNUITY PAYMENTS

     The non-taxable portion of each annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Contracts funding certain tax qualified plans the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Participant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the taxable year, equal to the unrecovered cost basis, is available if the Participant does not live to life expectancy.

PENALTY TAX

     Payments received by Contractholders, Participants, and beneficiaries may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is imposed on amounts received before the taxpayer attains age 59 1/2. Exceptions may apply for distributions on account of death, disability, among others. MONY will withhold and remit to the United States government and, where applicable, to state and local governments, part of the taxable portion of each distribution made under a Contract unless the Contractholder, Participant or beneficiary

          (1) provides his or her taxpayer identification number to MONY, and

          (2) notifies MONY that he or she chooses not to have amounts withheld.

     Distributions of plan benefits from qualified retirement plans, other than traditional individual retirement arrangements ("traditional IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          (1) Part of a series of substantially equal periodic payments (at least annually) for

               (a) the participant's life or life expectancy,

               (b) the joint lives or life expectancies of the participant and his/her beneficiary,

               (c) or a period certain of not less than 10 years;

          (2) Required minimum distributions; or

          (3) Qualifying hardship distributions.

     The withholding can be avoided if the participant's interest is directly rolled over by the old plan to another eligible retirement plan, including an IRA. A direct rollover transfer to the new plan can be made only in accordance with the terms of the old plan.


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


                        TRANSAMERICA PARTNERS PORTFOLIOS



     Six Subaccounts of Keynote invest exclusively in corresponding series of Transamerica Partners Portfolios. Transamerica Partners Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company. The investment objectives of the series of Transamerica Partners Portfolios currently available under the Contracts through such Subaccounts are as follows:


     Money Market Series: To provide liquidity and as high a level of income as is consistent with the preservation of capital.

     Inflation-Protected Securities Series: To seek maximum real return consistent with the preservation of capital.

     Core Bond Series:  To achieve maximum total return.

     Balanced Series: To provide a high total investment return throughout investment in a broadly diversified portfolio of stocks, bonds and money market instruments.


     Large Value Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield; capital appreciation is a secondary objective.



     Large Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.



     There can, of course, be no assurance that any series of Transamerica Partners Portfolios will achieve its investment objectives.


                              CORE/FEEDER STRUCTURE


     Each Subaccount which invests in Transamerica Partners Portfolios does so through a two tier, core/feeder fund structure in which each Subaccount invests in a corresponding series of Transamerica Partners Portfolios.



     In addition to selling beneficial interests to such Subaccounts, Transamerica Partners Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Transamerica Partners Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Transamerica Partners Portfolios.



     Smaller entities investing in a series of Transamerica Partners Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Transamerica Partners Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Transamerica Partners Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Transamerica Partners Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), MONY, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 23, including, to the extent required by law, procedures through which MONY shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Transamerica Partners Portfolios may require that MONY withdraw a

Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Transamerica Partners Portfolios to meet redemption requests from its investors, such as temporary borrowings.


                       INVESTMENT OBJECTIVES AND POLICIES


     Each of the Subaccounts described above seeks to achieve its investment objective by investing all of its assets in a corresponding series of Transamerica Partners Portfolios, which is a diversified, open-end management investment company. The investment objective of each series of Transamerica Partners Portfolios may be changed without the approval of the investors in that series, but not without written notice thereof to its investors (including a Subaccount) 30 days prior to implementing the change. MONY may withdraw the investment of a Subaccount from its corresponding series of Transamerica Partners Portfolios on any Portfolio Business Day. Upon any such withdrawal, MONY would consider what action might be taken, including the investment of all the assets of the Subaccount in another pooled investment entity having the same investment objective.



     Each series of Transamerica Partners Portfolios has a different investment objective which it pursues primarily through the investment policies described below. Since each series of Transamerica Partners Portfolios has a different investment objective, each can be expected to have different investment results and be subject to different market and financial risks. See "Investment Techniques and Restrictions" herein and in the Statement of Additional Information for a description of the fundamental policies of each series of Transamerica Partners Portfolios that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such series. Except as stated otherwise, all investment guidelines, policies and restrictions of each series described herein and in the Statement of Additional Information are non-fundamental.



     Each series of Transamerica Partners Portfolios has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the series in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher portfolio turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a series.



     With respect to each series of Transamerica Partners Portfolios, TAM has contracted for certain investment advisory services with one or more subadvisers. TAM and the subadviser(s) for a particular series of Transamerica Partners Portfolios are referred to herein collectively as the "Advisers". There can be no guarantee that the investment objective of any of the series of Transamerica Partners Portfolios will be met. The following sections describe the investment objective and policies of each series of Transamerica Partners Portfolio currently available under the Contracts through Subaccounts.



MONEY MARKET SERIES



Main Investment Strategies



     The Money Market Series invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper, asset-backed securities, and repurchase agreements. The Series may invest more than 25% of its total assets in obligations of U.S. banks.



     The Series is subject to SEC industry regulations applicable to money market funds. These regulations require that the Series' investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Series' investments (on a dollar-weighted basis) be ninety days or less, and that all of the Series' investments be in U.S. dollar-denominated high quality securities which have been determined by the Series to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer or guarantor) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody's or Standard & Poor's, or, if unrated, in the Subadviser's opinion, be of comparable quality.



     Investors should note that within these two rating categories there may be sub-categories or gradations indicating relative quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Series' portfolio managers or the Series' Board (where required by applicable regulations) will decide whether the security should be held or sold.



     Money market instruments in which the Series may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.



     Management of the Series reflects the goal of maximizing yield, subject to the portfolio managers' outlook for short-term interest rates and anticipated liquidity needs. The Series is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards. Securities are sold when the Series needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Series' goal. In general, the portfolio managers attempt to temper income volatility in the Series by investing significant portions of the Series in securities with maturities of thirty to forty-five days.



What are Money Market Instruments?



     A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other issuers, the U.S. or a foreign government or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as mortgages, car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.



Main Risks



     The Money Market Series is subject to the following main investment risks, as well as other risks described in Appendix A:



     - INTEREST RATES. The interest rates on short-term obligations held in the Series' portfolio will vary, rising or failing with short-term interest rates generally. The Series' yield will tend to lag behind general changes in interest rates.



        The ability of the Series' yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.



     - DEFAULT. The Series is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the Series.



     - NET ASSET VALUE. The Series does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Series' net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

     - BANK OBLIGATIONS. If the Series concentrates in U.S. bank obligations, the Series will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.



     - MARKET. The value of securities owned by the Series, or the Series' yield, may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.



     An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



INFLATION-PROTECTED SECURITIES SERIES





Main Investment Strategies



What are U.S. Government Obligations?



     U.S. GOVERNMENT OBLIGATIONS, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.



     The Inflation-Protected Securities Series invests primarily in inflation-protected securities issued by the U.S. Government, its agencies and instrumentalities. The Series also invests in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances the Series invests at least 80% of its net assets in inflation-protected securities and related investments.



What are Inflation-Protected Securities?



     Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. Like conventional fixed income securities, inflation-protected securities generally pay interest at fixed intervals and return the principal at maturity. Unlike a conventional fixed-income security, an inflation-protected security's principal or interest is adjusted periodically to reflect changes in a specified inflation index. For example, the U.S. Treasury uses the Consumer Price Index for All Urban Consumers as the inflation index for Treasury inflation-protected securities. Inflation-protected securities are designed to preserve purchasing power over the life of the security while paying a "real" rate of interest (i.e., a return over and above the inflation rate).



     The Series may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The Series may invest in securities that are denominated in U.S. dollars and in foreign currencies.



     The Series invests primarily in investment-grade securities, but may also invest in lower quality securities. The Series may not invest more than 10% of its net assets in below investment-grade securities (commonly referred to as "junk bonds"). Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Series' advisers.



     The Series seeks to maintain an average portfolio duration that is within +/-20% of the duration of the Lehman U.S. TIPS Index, an index of inflation-protected securities. As of March 31, 2008, the duration of the index was 7.92 years. The Series may invest in securities of any maturity.



     The portfolio managers of the Inflation-Protected Securities Series use both "top down" and "bottom up" analysis to determine security and duration positions for the Series. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.

CORE BOND SERIES





Main Investment Strategies



What are Mortgage-Backed and Asset-Backed Securities?



     Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. These pools may be guaranteed by U.S. government agencies or by government sponsored private corporations -- interests in the pools are then referred to as "GINNIE MAES," "FANNIE MAES" and "FREDDIE MACS." Mortgage-backed securities issued by private issuers may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs. Investors should note that Ginnie Maes, Fannie Maes and Freddie Macs are neither guaranteed nor insured by the U.S. government.



     ASSET-BACKED SECURITIES represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest or may be nonexistent.



     The value of mortgage-backed and asset-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities. Upon the occurrence of certain triggering events or defaults on a security held by a Series, or if an issuer of such a security has difficulty meeting its obligations, the Series may become the holder of a restructured security or of underlying assets that it could not otherwise purchase. Those assets may be difficult to sell at a desirable price or at all.



     The Core Bond Series invests primarily in investment grade debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers. Under normal circumstances the Series invests at least 80% of its net assets in bonds and related investments.



     The Series may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs)), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Series may invest in securities that are denominated in U.S. dollars and in foreign currencies. In addition, the Series may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts.



     Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Series' advisers. Under normal circumstances, the Series invests at least 65% of its net assets in investment grade securities.



     The Series' duration generally is between three and ten years, and the Series' dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.



     The portfolio managers use both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Series. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

What are Derivatives?



     Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives are often used as a hedging technique in an attempt to manage risk in the fund's portfolio. Derivatives may also be used as a substitute for buying or selling securities, as a cash flow management technique, or for more speculative purposes in an attempt to enhance returns. The Series may engage in a variety of derivative transactions, such as futures, options, swaps (including credit default swaps) and warrants.



     Derivatives involve special risks and costs and may result in losses to a Series. Even a small investment in derivatives can have a disproportionate impact on a Series. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Series. The use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Series' net asset value. Derivatives can also make the fund less liquid and harder to value, especially in changing markets. Because derivatives are contracts, they are also subject to the risk that the other contract party defaults on its obligations.





All Bond Series



     Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.



     Each of the Inflation-Protected Securities Series and Core Bond Series (the "Bond Series") may use derivatives such as options, futures, swaps and forward currency contracts. The Series' generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Series. In that case, derivative investments will be considered related investments for purposes of the Series' policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Series' volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.



     Each of the Bond Series will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Series also may lend its securities to generate income.



     Compliance with any policy or limitation for a Series that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Series' assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.



     Each Series' policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Series will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.





Main Risks



     The Inflation-Protected Securities Series and the Core Bond Series are subject to the following main risks, as well as those described in Appendix A:



     - FIXED-INCOME SECURITIES. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:



     -  market risk: fluctuations in market value

     - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down


     - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates


     - prepayment or call risk: declining interest rates may cause issuers of securities held by the Series to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Series to reinvest in lower yielding securities


     - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes


     - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines



     If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Series' subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Series, or if an issuer of such a security has difficulty meeting its obligations, the Series may become the holder of a restructured security or of underlying assets. In that case, the Series may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.



     - MORTGAGE-RELATED SECURITIES. Mortgage-related securities in which the Series may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Series in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Series may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Series' investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Series to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.



     - INFLATION-PROTECTED SECURITIES. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.



     - HIGH-YIELD DEBT SECURITIES. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Series holding high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Series' advisers could find it more difficult to sell these securities or may have to sell them at lower prices.



     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: changes in currency values, currency speculation, currency trading costs, different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political instability and small markets, and different market trading days.



     - EMERGING MARKETS. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.



     - DERIVATIVES. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Series' use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Series' net asset value. Even a small investment in derivatives can have a disproportionate impact on the Series. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Series. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the series if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Series could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Series' subadviser may not make use of derivatives for a variety of reasons.



     - ACTIVE TRADING. The Inflation-Protected Securities and Core Bond Series had annual portfolio turnover rates in 2007 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax sheltered accounts. A high portfolio turnover rate may increase transaction costs which may negatively impact a Series' performance.



     - SECURITIES LENDING. A Series may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Series may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.



     - MARKET. The value of securities owned by a Series may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.





     An investment in a Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.





BALANCED SERIES






Main Investment Strategies



     The Series invests in a managed mix of equity and debt securities of predominantly U.S. issuers. The Series may also invest in foreign securities including securities of issuers located in emerging markets. The Series' equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Series' debt securities include corporate bonds, notes and commercial paper, U.S. government securities, bank obligations, and mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers.



     The Series varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Series invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks).



     In selecting common stocks, the Series emphasizes established companies. Most of the Series' long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Fitch or Baa or better by Moody's) or considered by the Series' advisers to be of comparable quality.



     The Series may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, swaps and forward currency contracts. These investment strategies may be employed in connection with hedging activities and also may be used to generate income.



     The Series uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.



Main Risks



     The Series is subject to the following main investment risks as well as those described in Appendix A:



     - STOCKS. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the Series holds fluctuate in price, the value of an investment in the Series will go up and down.



     -  FIXED-INCOME SECURITIES



     The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:



     -  market risk: fluctuations in market value



     - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down



     - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - prepayment or call risk: declining interest rates may cause issuers of securities held by the Series to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Series to reinvest in lower yielding securities



     - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes



     - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines



     If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Series' subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Series, or if an issuer of such a security has difficulty meeting its obligations, the Series may become the holder of a restructured security or of underlying assets. In that case, the Series may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.



     -  MORTGAGE-RELATED SECURITIES



     Mortgage-related securities in which the Series may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Series in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Series may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Series' investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Series to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.



     - FOREIGN SECURITIES. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: changes in currency values, currency speculation, currency trading costs, different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political instability and small markets, and different market trading days.

     - EMERGING MARKETS. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.



     - DERIVATIVES. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Series' use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Series' net asset value. Even a small investment in derivatives can have a disproportionate impact on the Series. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Series. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Series if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Series could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Series' subadviser may not make use of derivatives for a variety of reasons.



     - ACTIVE TRADING. The Series had an annual portfolio turnover rate in 2007 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax sheltered accounts. A high portfolio turnover rate may increase transaction costs which may negatively impact the Series' performance.



     - MARKET. The value of securities owned by the Series may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.



LARGE VALUE SERIES





Main Investment Strategies



What are Equity Securities?



     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, limited partnership interests, securities convertible into other securities (such as warrants and options), rights and other interests in other securities, and depository receipts for those securities. Equities are subject to market risk. Many factors affect the prices and dividend payouts, if applicable, of equity investments. These factors include, among others, the issuer's earning stability and overall financial state, conditions in a particular industry or region, investor confidence in the economy, and general business conditions.





     The Large Value Series invests primarily in stocks of companies which, in the opinion of the Series' advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Series also emphasizes stocks of companies which, in the opinion of the Series' advisers, are undervalued. The Series emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. Under normal circumstances, the Series invests at least 80% of its net assets in securities of large cap companies and related investments. The Series considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the minimum capitalization of companies that are included in the Russell 1000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 1000 Index were in excess of $155 million.



LARGE GROWTH SERIES



Main Investment Strategies





     The Large Growth Series invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. Under normal circumstances the Series invests at least 80% of its net assets in equity securities of large cap companies and related investments. The Series considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the minimum capitalization of companies that are included in the Russell 1000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 1000 Index were in excess of $155 million. The Series emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Series uses multiple managers to try to control the volatility often associated with growth funds.



What is Growth Investing?



     Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. The Large Growth Series' advisers may fail to pick stocks that outperform the economy or that do as well as the economy.





ALL STOCK SERIES



     The portfolio managers of the LARGE VALUE SERIES use a "bottom up" value-oriented approach in selecting investments for the Series. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Series needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Series' goals.



     Portfolio managers of the LARGE GROWTH SERIES use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Series needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Series' goal. Other managers utilize a quantitative approach with respect to security investment decisions.



     Each of the Large Value Series and the Large Growth Series (the "Stock Series") may use derivatives such as options, futures, swaps and forward currency contracts. The Series generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Series. In that case, derivative investments will be considered related investments for the purposes of the Series' policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Series' volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     Each of the Stock Series may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Series use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Series also may lend its securities to generate income.



     Compliance with any policy or limitation for a Series that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Series' assets or for any other reason.





     Although the policy of each Series, of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each Series will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.



Main Risks



     The Series are subject to the following main investment risks, as well as those described in Appendix A:





       STOCKS


     While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks a Series holds fluctuate in price, the value of an investment in a Series will go up and down.





       VALUE


     The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The Series may underperform other equity funds that use different investing styles. The Series may also underperform other equity funds using the value style. The Large Value Series is particularly susceptible to the risks of value investing.





       GROWTH


     Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. A growth oriented fund may underperform certain other stock funds (for example value funds) during periods when growth stocks are out of favor. The Large Growth Series is particularly susceptible to the risks of growth investing.





       FOREIGN SECURITIES


     Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: changes in currency values, currency speculation, currency trading costs, different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political instability and small markets, and different market trading days.





       EMERGING MARKETS


     All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.





       DERIVATIVES


     The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Series' use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Series' net asset value. Even a small investment in derivatives can have a disproportionate impact on the Series. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Series. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Series if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Series could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Series' subadviser may not make use of derivatives for a variety of reasons.





       FIXED-INCOME SECURITIES


     The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:



     -  market risk: fluctuations in market value



     - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down



     - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates



     - prepayment or call risk: declining interest rates may cause issuers of securities held by the Series to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Series to reinvest in lower yielding securities



     - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes



     - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines



     If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Series' subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Series, or if an issuer of such a security has difficulty meeting its obligations, the Series may become the holder of a restructured security or of underlying assets. In that case, the Series may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.





       ACTIVE TRADING


     The Large Growth Series had an annual portfolio turnover rate in 2007 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax sheltered accounts. A high portfolio turnover rate may increase transaction costs which may negatively impact a Series' performance.





       SECURITIES LENDING


     A Series may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Series may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.





       MARKET


     The value of securities owned by a Series may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.





     An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.





                 MANAGEMENT OF TRANSAMERICA PARTNERS PORTFOLIOS



     The Board of Trustees of Transamerica Partners Portfolios provides broad supervision over the affairs of Transamerica Partners Portfolios. For further information about the Trustees of Transamerica Partners Portfolios, see "Transamerica Partners Portfolios" in the Statement of Additional Information. A majority of the Trustees of Transamerica Partners Portfolios are not affiliated with the Advisers.



     INVESTMENT ADVISORY SERVICES. Transamerica Asset Management, Inc. (TAM) manages the assets of each series of Transamerica Partners Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Transamerica Partners Portfolios with respect to each series and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees of Transamerica Partners Portfolios may determine, TAM provides general investment advice to each series. Prior to November 1, 2007, Diversified Investment Advisors, Inc. ("Diversified"), an affiliate of TAM, served as the investment adviser to the Series. For its services under the Advisory Agreement, TAM receives from each series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets.


                                                                   COMPENSATION (%)
PORTFOLIO                                                             TO ADVISER
---------                                                          ----------------
Money Market Portfolio..........................................         0.25
Inflation-Protected Securities Portfolio........................         0.33(1)
Core Bond Portfolio.............................................         0.35
Balanced Portfolio..............................................         0.43(1)
Large Value Portfolio...........................................          045(2)
Large Growth Portfolio..........................................         0.62(2)



(1) The Adviser is waiving a portion of its investment advisory fee.


(2) Advisory fee waived was less than 0.005%.





     TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the investment adviser of each of the Series. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and the AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

     The Series may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TAM, subject to certain conditions, and without the approval of shareholders to:



          (1) employ a new unaffiliated subadviser for a portfolio pursuant to the terms of a new investment subadvisory agreement, either as a replacement for an existing subadviser or as an additional subadviser;



          (2) materially change the terms of any subadvisory agreement; and



          (3) continue the employment of an existing subadviser on subadvisory contract terms where a contract has been assigned because of a change of control of the subadviser.



     In such circumstances, investors in the Portfolios would receive notice and information about the new subadviser within ninety (90) days after the hiring of any new subadviser.



     TAM has selected Subadvisers for each series which have been approved by the Trustees of Transamerica Partners Portfolios and, except as permitted by the exemptive order described above, the investors in said series and has entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of a Subadviser to make the day-to-day investment decisions of the series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of TAM. Each Subadviser makes the investment selections for its respective series consistent with the guidelines and directions set by TAM and the Board of Trustees of Transamerica Partners Portfolios. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding series' investments and effecting securities transactions for a series.


     Following is a brief description of the subadvisers, including information they have provided about certain of their investment personnel. The Statement of Additional Information contains additional information about the compensation of such persons, other accounts managed by each such person, and each such person's ownership of securities of the Funds with respect to which such person has or shares management responsibility.

     The subadvisers are as follows:

MONEY MARKET SERIES:       GE Asset Management, Incorporated ("GEAMI"). GEAMI
                           was formed 1988 and has been a registered investment adviser since 1988. The principal business address of GEAMI is 3001 Summer Street, P.O. Box 120031,
                           Stamford, Connecticut 06912-0031.


INFLATION-                 BlackRock Financial Management, Inc.
PROTECTED SECURITIES       ("BlackRock").  BlackRock, a Delaware corporation, is
SERIES:                    an indirect wholly-owned subsidiary of BlackRock
                           Inc., a premier provider of global investment management and risk management products, with $1.36 trillion in assets under management as of December
                           31, 2007. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New
                           York, New York 10022.


                           Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Series on behalf of BlackRock.


                           Mr. Spodek, Managing Director and portfolio manager, is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group and a member of the Leadership Committee. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined the firm in 1993 as an analyst in BlackRock's Portfolio Management Group and subsequently was promoted to portfolio manager.



                           Mr. Weinstein, Managing Director and portfolio manager, is a member of the Fixed Income Portfolio Management Group. His primary responsibility is the management of total return portfolios, with a sector emphasis on government/agency bonds. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He joined BlackRock in 2000 as an analyst in the Portfolio Analytics Group after spending several summers with BlackRock as an intern.





CORE BOND SERIES:          BlackRock Financial Management, Inc.
                           ("BlackRock"). BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock
                           Inc., a premier provider of global investment management and risk management products, with $1.36 trillion in assets under management as of December
                           31, 2007. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New
                           York, New York 10022.



                           Scott Amero, Matthew Marra and Andrew Phillips are responsible for the day-to-day supervision of the Core Bond Series on behalf of BlackRock. Mr. Amero, a Managing Director since 1990 and Vice Chairman since 2007, is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.



                           Mr. Marra, Managing Director since 2005, is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra has been a member of BlackRock's fixed income team since 1997.



                           Mr. Phillips, Managing Director since 1998, is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

                           Mr. Phillips has been a member of BlackRock's fixed income team since 1991.


BALANCED SERIES:         Goldman Sachs Asset Management, L.P. ("GSAM(R)")
                         has been registered as an investment adviser with
GOLDMAN SACHS ASSET      the Securities and Exchange Commission since 1990
  MANAGEMENT, L.P.       and is an affiliate of Goldman, Sachs & Co. The
                         principal business address of GSAM is 32 Old
WESTERN ASSET            Slip, New York, New York 10005.
  MANAGEMENT
  COMPANY                Robert C. Jones, Mark Carhart, Andrew Alford, and
                         Melissa Brown are responsible for the day-to-day
WESTERN ASSET            supervision of the Balanced Series on behalf of
  MANAGEMENT             GSAM. Mr. Jones, CFA, is a Managing Director and
  COMPANY LIMITED        Co-CIO for the Quantitative Investment Strategies
                         ("QIS") team. Mr. Jones founded the quantitative
                         equity area in 1989. Mark Carhart, PhD, CFA, is a
                         Managing Director and Co-CIO for the QIS team.
                         Mr. Carhart joined GSAM in 1997. Andrew Alford,
                         PhD, is a Managing Director and Senior Portfolio
                         Manager responsible for U.S. portfolios and
                         long/short Flex strategies. Mr. Alford has been
                         involved in all aspects of the investment
                         process, from research to implementation, since
                         he joined the team in 1998. Melissa Brown, CFA,
                         is a Managing Director and Co-Heads the Global
                         Product Strategy for QIS. Ms. Brown is
                         responsible for product development, strategy and
                         communications for the Quantitative Investment
                         Strategies team. Ms. Brown joined GSAM in 1998.
                         Mr. Jones, Mr. Carhart, Mr. Alford, and Ms. Brown
                         have joint responsibility with respect to all
                         aspects of the Balanced Series.



                           Western Asset Management Company ("WAMCO"). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.

                           S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Series on behalf of WAMCO. Mr. Leech is the Chief Investment Officer of WAMCO, and has been with the firm since 1993. Mr. Walsh is a Deputy Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.

                           Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Balanced Series' investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Balanced Series invests. Mr. Moody,

                           Mr. Lindbloom, and Mr. Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

                           Western Asset Management Company Limited
                           ("WAML"). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

                           WAML is responsible for providing advice regarding the management of the Balanced Series' foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Series on behalf of WAML. Mr. Leech and Mr. Walsh also serve as co-team leaders for the Balanced Series on behalf of WAMCO, as described above.


LARGE VALUE SERIES:        AllianceBernstein LP ("Alliance"). Alliance Capital
ALLIANCEBERNSTEIN LP       Management is the general partner of Alliance, and
TCW INVESTMENT             Alliance Capital Management Holding L.P. and AXA
     MANAGEMENT COMPANY    Financial Inc. own approximately 30% and 50% of
                           Alliance, respectively, as limited partners. Alliance has been a registered investment adviser since August
                           13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York
                           10105.



                           In December 2003, Alliance announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Large Value Series.



                           Marilyn G. Fedak, John P. Mahedy, John D. Phillips, Jr., and Christopher Marx are the four individuals who have the most significant responsibility for the day-to-day supervision of the Large Value Series on behalf of Alliance. Ms. Fedak is Chairman, Head of Bernstein Value Equities and Co-Chief Investment Officer, and has been with the firm since 1984. Mr. Mahedy is the Co-Chief Investment Officer -- US Value Equities and Director of Research for the US Value Equities, and has been with the firm since 1995. Mr. Phillips is a Senior Portfolio Manager, and has been with the firm since 1994. Mr. Marx is a Senior Portfolio Manager, and has been with the firm since 1997. Ms. Fedak, Mr. Mahedy, Mr. Phillips, and Mr. Marx are members of Bernstein's US Value Investment Policy Group, which manages a portion of the Large Value Series. Ms. Fedak is the lead member of the team; however, no one member has primary responsibility for making investment decisions.


                           TCW Investment Management Company ("TCW"). TCW was formed in 1987 and has been a registered investment advisor since 1987. TCW is an indirect subsidiary of The TCW Group, Inc. which is, in turn, and indirect subsidiary of Societe Generale, S.A. The principal business address of TCW is 865 South Figueroa Street, Los Angeles, California 90014.


                           Diane E. Jaffee, the Group Managing Director of TCW since 2001, is responsible for the day-to-day supervision and management of the Large Value Series. Prior to joining TCW, Ms. Jaffee was an investment officer at SG Cowen Asset Management, Inc.





LARGE GROWTH SERIES:       Marsico Capital Management, LLC ("Marsico"). Marsico
MARSICO CAPITAL            was organized in September 1997 as a registered
  MANAGEMENT, LLC          investment adviser. The principal business address of
OFI INSTITUTIONAL          Marsico is 1200 17th Street, Suite 1600, Denver,
ASSET MANAGEMENT, INC.     Colorado 80202.
WELLINGTON MANAGEMENT
  COMPANY LLP              Thomas F. Marsico, the Chief Investment Officer of
                           Marsico since 1997, is responsible for the day-to-day management of the Large Growth Series. Mr. Marsico has over 20 years experience as a securities analyst and a portfolio manager.



                           OFI Institutional Asset Management, Inc.
                           ("OFII"). OFII is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001. The principal business address of OFII is 2 World Financial Center, 225 Liberty Street, New York, New York 10281-1008.



                           David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Large Growth Series on behalf of OFII. Mr. Schmidt is the Chief Investment Officer -- Quantitative Equities at OFII, and has been with a firm acquired by OFII since 1994 and with OFII since 1999.



                           Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to over approximately $588 billion in assets.



                           Paul E. Marrkand, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the Large Growth Series since 2007. Mr. Marrkand joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, he was an investment professional with Putnam Investments (1987-2005).

     ADMINISTRATOR. TAM provides Transamerica Partners Portfolios with general office facilities and supervises the overall administration of Transamerica Partners Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of Transamerica Partners Portfolios; the preparation and filing of all documents required for compliance by Transamerica Partners Portfolios with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of Transamerica Partners Portfolios; preparation of certain documents in connection with meetings of Trustees and investors of Transamerica Partners Portfolios; and the maintenance of books and records of Transamerica Partners Portfolios. TAM provides persons satisfactory to the Board of Trustees of Transamerica Partners Portfolios to serve as officers of Transamerica Partners Portfolios. Such officers, as well as certain other employees and Trustees of Transamerica Partners Portfolios, may be directors, officers or employees of TAM or its affiliates. TAM receives no additional fee for its administrative services to Transamerica Partners Portfolios.



     EXPENSES. The expenses of Transamerica Partners Portfolios include the compensation of its Trustees who are not affiliated with the Adviser; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Transamerica Partners Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Transamerica Partners Portfolios. Expenses of Transamerica Partners Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Transamerica Partners Portfolios' custodian for all services to the series of Transamerica Partners Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Transamerica Partners Portfolios; and the advisory fees payable to TAM under the Advisory Agreement.



     CUSTODIAN AND DIVIDEND DISBURSING AGENT. State Street Bank & Trust Company is the custodian of the securities held by Transamerica Partners Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. State Street Bank & Trust Company is the dividend-disbursing agent for Transamerica Partners Portfolios.



     EXCLUSIVE PLACEMENT AGENT. Transamerica Partners Portfolios has retained the services of Transamerica Capital, Inc., ("TCI") as exclusive Placement Agent. The principal business address of TCI is 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. TCI receives no compensation as exclusive Placement Agent.



     LEGAL PROCEEDINGS. There are no legal proceedings to which Transamerica Partners Portfolios or TAM is a party and which are expected to have a material adverse effect on any Series or on TAM's ability to perform its contractual obligations as investment adviser to the Series.





     On December 12, 2003, the Transamerica Partners Portfolios received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J.P. Morgan Securities, Inc. et al. The Complaint names as defendants the Inflation-Protected Securities Portfolio (formerly, the Intermediate Government Bond Portfolio) and the Large Value Portfolio (formerly, the Value & Income Portfolio) (the "Subject Portfolios") and alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code"). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Inflation-Protected Securities Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Large Value Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. The Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546(e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. Fact discovery closed in September 21, 2007; expert discovery is underway. Expert depositions commenced on January 31, 2008. The Subject Portfolios and their counsel have reviewed the Subject Portfolios' records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because expert discovery is still ongoing, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss. Though the Subject Portfolios continue to defend against the allegations made against them in the Complaint, it should be noted that certain other similarly situated defendants have chosen to settle the claims raised against them.


                           OTHER INFORMATION REGARDING

                        TRANSAMERICA PARTNERS PORTFOLIOS



     PURCHASE AND REDEMPTION OF INTERESTS IN TRANSAMERICA PARTNERS
PORTFOLIOS. Beneficial interests in the series of Transamerica Partners Portfolios described in this Prospectus are currently being offered by TCI to MONY for allocation to Subaccounts to fund benefits payable under the Contracts. Investments in Transamerica Partners Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the series of Transamerica Partners Portfolios.



     The net asset value of each series of Transamerica Partners Portfolios is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of the close of regular trading on the New York Stock Exchange, typically 4:00 p.m., New York time (the "Valuation Time").



     Each investor in a series of Transamerica Partners Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.



     An investor in a series of Transamerica Partners Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Transamerica Partners Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Transamerica Partners Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Transamerica Partners Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Transamerica Partners Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Transamerica Partners Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Transamerica Partners Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a series may not be transferred.



     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors in any series of Transamerica Partners Portfolios.



     NET ASSET VALUE. Each Series' net asset value is the value of its assets minus its liabilities. The price of a Series' shares is based on its net asset value. Each Series calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). Trading may take place in foreign securities held by a Series on days when the Series is not open for business. As a result, a Series' NAV may be impacted on days on which it is not possible to purchase or sell shares of the Series.



     Each Series generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Series may price those securities using fair value procedures approved by the Series' Board of Trustees. A Series may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Series' net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Series' net asset value is calculated). When a Series uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other Funds using their own fair value procedures to price the same securities.



     Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Series constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Series.



     TAXATION OF TRANSAMERICA PARTNERS PORTFOLIOS. Transamerica Partners Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a series will be taxable on its share (as determined in accordance with the governing instruments of Transamerica Partners Portfolio) of the series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.



     Transamerica Partners Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Transamerica Partners Portfolios must take into account, in computing its federal income tax liability, its share of Transamerica Partners Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Transamerica Partners Portfolios.



     Withdrawals by any investor in Transamerica Partners Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the series and includes a disproportionate share of any unrealized receivables held by the series and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Transamerica Partners Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and decreased by the amount of any cash distributions and the basis of any property distributed from that series.



     DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Transamerica Partners Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations. Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.



     Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Transamerica Partners Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Transamerica Partners Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Transamerica Partners Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Transamerica Partners Portfolios, it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of Transamerica Partners Portfolios by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Transamerica Partners Portfolios. Investors also have the right to remove one or more Trustees of Transamerica Partners Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See "Voting Rights" at page 23.


     Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

     The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less (ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).


     Inquiries regarding the Transamerica Partners Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                                     EXPERTS


     The balance sheets of MONY as of December 31, 2007 and 2006 and the related statements of operations and cash flows for each of the three years in the period ended December 31, 2007, as well as the statements of assets and liabilities for Keynote Series Account as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2007 and 2006 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports thereon are set forth in the Statement of Additional Information. These financial statements have been included in reliance on the report of the said firm, given on the authority of that firm as experts in auditing and accounting.


                                LEGAL PROCEEDINGS

     MONY and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a Contract owner's interest in the Keynote Series Account, nor would any of these proceedings be likely to have a material adverse effect upon the Keynote Series Account, our abilities to meet our obligations under the Contracts, or the distribution of the Contracts.

                              FINANCIAL STATEMENTS

     The financial statements for MONY, included in the Statement of Additional Information, should be distinguished from the financial statements of Keynote, included in the Statement of Additional Information, and should be considered only as bearing on the ability of MONY to meet its obligations under the Contracts. The financial statements of MONY should not be considered as bearing on the investment performance of the assets held in Keynote.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to MONY) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the fees prescribed by the Commission.


     For further information with respect to MONY, the Contracts offered by this Prospectus and Transamerica Partners Portfolios, including the Statement of Additional Information (which includes financial statements relating to MONY), contact MONY at its address or phone number set forth on the cover of this Prospectus for requesting such statement.


     For further information with respect to the Calvert Series, Calvert Variable Series, Inc. or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.


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                                TABLE OF CONTENTS
                                       OF
                       STATEMENT OF ADDITIONAL INFORMATION


ITEM                                                           PAGE
----                                                           ----
Independent Registered Public Accounting Firm...............      2
Sale of Contracts/Principal Underwriter.....................      2
Performance Data............................................      2
Transamerica Partners Portfolios............................      4
  Investment Objectives, Policies and Restrictions..........      4
  Determination of Net Asset Value; Valuation of
     Securities.............................................     31
  Management of Transamerica Partners Portfolios............     32
  Independent Registered Public Accounting Firm.............     48
  Capital Stock and Other Securities........................     49
  Taxation..................................................     51
  Disclosure of Portfolio Holdings..........................     52
Financial Statements of MONY................................     53
Appendix....................................................    A-1
Financial Statements........................................    F-1





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                                                                      APPENDIX A


                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS



HOW TO USE THIS SECTION



     In the discussions of the individual fund(s), you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI of the funds, which is available upon request.





INVESTING IN COMMON STOCKS



     While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund's investments will go up and down.



INVESTING IN PREFERRED STOCKS



     Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)



INVESTING IN CONVERTIBLES



     Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.



VOLATILITY



     The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.



INVESTING IN BONDS



     Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:



     - Changes in Interest Rates. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.



     - Length of Time to Maturity. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.



     - Defaults. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.



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     - Declines in Ratings.  At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poor's Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.



     - Low Quality. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a subadviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.



     - Loss of Liquidity. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).



INVESTING IN FOREIGN SECURITIES



     Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:



     - Changes in Currency Values. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.



     - Currency Speculation. The foreign currency market is largely unregulated and subject to speculation. A fund's investments in foreign currency-denominated securities may reduce the returns of the fund.



     - Differing Accounting and Reporting Practices. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.



     - Less Information Available to the Public. Foreign companies usually make far less information available to the public.



     - Less Regulation. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.



     - More Complex Negotiations. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.



     - Less Liquidity/More Volatility. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.



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     - Settlement Delays.  "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.



     - Higher Custodial Charges. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.



     - Vulnerability to Seizure and Taxes. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.



     - Political Instability and Small Markets. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.



     - Different Market Trading Days. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before a transaction occurs.



     - Hedging. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the subadviser's projection of future exchange rates is inaccurate.



     - Emerging Market Risk. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.



INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES



     Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:



     - Derivatives. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be


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       diminished and a fund may incur substantial losses.



     Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities.



     Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.



     A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:



     - Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.



     - Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.



     - Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.



     - Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the subadviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.



     - Lack of Availability. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at


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       any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.



     - Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.



     Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.



INVESTING IN HYBRID INSTRUMENTS



     Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.



INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS



     A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.



INVESTING IN FIXED-INCOME INSTRUMENTS



     Some funds invest in "Fixed-Income Instruments," which as used in the relative fund's prospectus include, among others:



     - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");



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     - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;



     - mortgage-backed and other asset-backed securities;



     - inflation-indexed bonds issued both by governments and corporations;



     - structured notes, including hybrid or "indexed" securities and event-linked bonds;



     - loan participations and assignments;



     - delayed funding loans and revolving credit facilities;



     - bank certificates of deposit, fixed time deposits and bankers' acceptances;



     - repurchase agreements and reverse repurchase agreements;



     - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;



     - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.



     Some funds may invest in derivatives based on Fixed-Income Instruments.



INVESTING IN STRUCTURED SECURITIES



     Some funds may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.



SUBORDINATION RISK



     Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.



INVESTING IN WARRANTS AND RIGHTS



     Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.



INVESTING IN DISTRESSED SECURITIES



     Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the subadviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the


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distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.



ZERO COUPON SECURITIES



     Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.



VARIABLE RATE DEMAND INSTRUMENTS



     Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds may treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.



CREDIT ENHANCEMENT



     Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the subadviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.



INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES



     Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.



INVESTING IN MORTGAGE-RELATED SECURITIES



     Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities.


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Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.



INVESTING IN ASSET-BACKED SECURITIES



     Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.



INVESTING IN REITS



     Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.



INVESTING IN SYNDICATED BANK LOANS



     Certain funds may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund's liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its subadviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.



PORTFOLIO TURNOVER



     A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders that are not tax-exempt.



SECURITIES LENDING



     Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the

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                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS


loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.



INITIAL PUBLIC OFFERINGS (IPOS)



     IPOs are subject to specific risks which include:



     - high volatility;



     - no track record for consideration;



     - securities may be illiquid;



     - earnings are less predictable.



TEMPORARY DEFENSIVE STRATEGIES



     For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.



SWAPS AND SWAP-RELATED PRODUCTS



     A fund's subadviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.



     - Commodity Swaps. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.



     - Interest Rate Swaps. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.



     A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS


segregated by its custodian. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.



     A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.



     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.



     There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.



ILLIQUID AND RESTRICTED/144A SECURITIES



     Certain funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.



INVESTMENT STYLE RISK



     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will

                                                                      APPENDIX A
                          MORE ON STRATEGIES AND RISKS
                     OF THE TRANSAMERICA PARTNERS PORTFOLIOS


typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.



ISSUER-SPECIFIC CHANGES



     The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.



INVESTMENT STRATEGIES



     A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund's Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds' SAI.

                               REQUEST FOR KEYNOTE

                       STATEMENT OF ADDITIONAL INFORMATION

     Detach and return in an envelope addressed:

                                      MONY
                    c/o Diversified Investment Advisors, Inc.
                              4 Manhattanville Road
                            Purchase, New York 10577
                          Attn: Not-For-Profit Service

     Please make sure that your name and the address to which you wish MONY to send the current Keynote Statement of Additional Information appears below:

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Employer
--------------------------------------------------------------------------------

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

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

                      (This page intentionally left blank.)

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2008


                        GROUP VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                             KEYNOTE SERIES ACCOUNT

                                       AND

                           MONY LIFE INSURANCE COMPANY
              1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 2008 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY") WHICH INVEST IN THE KEYNOTE SERIES ACCOUNT ("KEYNOTE"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING MONY C/O DIVERSIFIED INVESTMENT ADVISORS, INC., 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (914) 697-8000.


A SEPARATE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE FOR CALVERT VARIABLE SERIES, INC. OF WHICH THE CALVERT SOCIAL BALANCED PORTFOLIO IS A PART BY WRITING TO CALVERT VARIABLE SERIES, INC. AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING (301) 951-4820.

                                TABLE OF CONTENTS


ITEM                                                                       PAGE
----                                                                       ----
Independent Registered Public Accounting Firm...........................      2
Sale of Contracts/Principal Underwriter.................................      2
Performance Data........................................................      2
Transamerica Partners Portfolios........................................      4
  Investment Objectives, Policies and Restrictions......................      4
  Determination of Net Asset Value; Valuation of Securities.............     31
  Management of Transamerica Partners Portfolios........................     32
  Independent Registered Public Accounting Firm.........................     48
  Capital Stock and Other Securities....................................     49
  Taxation..............................................................     51
  Disclosure of Portfolio Holdings......................................     52
Financial Statements of MONY............................................     53
Appendix................................................................    A-1
Financial Statements....................................................    F-1

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of Keynote and MONY appearing on the following pages have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are included herein in reliance on the reports of PricewaterhouseCoopers LLP given upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

                     SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

     AXA Advisors, LLC ("AXA Advisors") serves as both the distributor and principal underwriter of the Contracts. Prior to June 6, 2005, MONY Securities Corporation ("MSC") served as both the distributor and principal underwriter of the Contracts. Effective June 6, 2005, registered representatives of MSC became registered representatives of AXA Advisors and AXA Advisors replaced MSC as both distributor and principal underwriter of the Contracts. The Contracts are offered to the public on a continuous basis.

     AXA Advisors does not receive underwriting commissions.

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT


     For the seven day period ended December 31, 2007, the yield for the Money Market Subaccount was 3.42% and the effective yield was 3.52%.


     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.


     As the Money Market Subaccount invests only in the Money Market Series (the "Money Market Series") of Transamerica Partners Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Series held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Series held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Series including the investment management fee.

     AVERAGE ANNUAL TOTAL RETURNS: The average annual total return for the Subaccounts is shown for the periods indicated in the table below.

                                                                                         FOR THE
                                                                                          PERIOD
                                             FOR THE    FOR THE    FOR THE    FOR THE     SINCE
                                              YEAR      3 YEARS    5 YEARS   10 YEARS   INCEPTION
                                              ENDED      ENDED      ENDED      ENDED     THROUGH
                                            12/31/07   12/31/07   12/31/07   12/31/07    12/31/07
                                            --------   --------   --------   --------   ---------
Money Market(1)...........................     4.02%     3.25%      2.04%      2.85%       5.88%
Inflation-Protected Securities(2)
  (formerly, Intermediate Government
  Bond)...................................     8.96%     3.78%      2.45%      4.00%       5.14%
Core Bond(1)..............................     5.50%     3.25%      3.35%      4.44%       7.24%
Balanced(1)...............................     0.67%     5.13%      7.70%      3.73%       6.94%
Large Value (formerly, Value &
  Income)(1)..............................   (2.84)%     7.03%     11.38%      6.14%      11.39%
Large Growth (formerly, Equity
  Growth)(1)..............................    11.02%     6.62%     10.09%      4.07%       8.03%
Calvert Series(3).........................     1.63%     4.54%      7.63%      3.58%       7.28%




--------

(1) On January 3, 1994, each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to the corresponding Series of Transamerica Partners Portfolios in which a corresponding Keynote Subaccount invests its assets:



                                                        MONY POOLED
SERIES                                                SEPARATE ACCOUNT
------                                                ----------------
Money Market....................................   Pooled Account No. 4
Core Bond.......................................   Pooled Account No. 5
Balanced........................................   Pooled Account No. 14
Large Value ....................................   Pooled Account No. 6
Large Growth....................................   Pooled Account No. 1





          Total returns calculated for any period for the Money Market, Core Bond, Balanced, Large Value, and Large Growth Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to January 3, 1994 and the performance of the corresponding series of Transamerica Partners Portfolios thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account utilized the services of the same investment adviser as is presently providing such advice to the corresponding Series of Transamerica Partners Portfolios invested in by the Subaccount. Such commencement dates are November 1978 for the Money Market Subaccount, January 1978 for the Core Bond Subaccount, December 1992 for the Balanced Subaccount, January 1978 for the Large Value Subaccount, and February 1993 for the Large Growth Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding series of Transamerica Partners Portfolios which are presently in effect were deducted during such period.



(2) Prior to May 1, 2007, the Inflation Protected Securities Series in which the Subaccount invests had a different investment objective and strategy. The Subaccount's performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy been in effect for all periods.


(3) The average annual total returns for the Calvert Series Subaccount reflect the average annual total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.

     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The annualized total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Keynote.

                        TRANSAMERICA PARTNERS PORTFOLIOS



     Six series of Transamerica Partners Portfolios are presently available for investment under the Contracts through Subaccounts of Keynote. This section of the Statement of Additional Information describes each such series, including Transamerica Partners Money Market Portfolio (the "Money Market Series"), Transamerica Partners Inflation-Protected Securities Portfolio (the "Inflation-Protected Securities Series"), Transamerica Partners Core Bond Portfolio (the "Core Bond Series"), Transamerica Partners Balanced Portfolio (the "Balanced Series"), Transamerica Partners Large Value Portfolio (the "Large Value Series") and Transamerica Partners Large Growth Portfolio (the "Large Growth Series"). The series of Transamerica Partners Portfolios available under the Contracts may be collectively referred to herein as the "Series."


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

     The investment objective of each Series is described in the Prospectus of Keynote Series Account. There can, of course, be no assurance that a Series will achieve its investment objective.

                               INVESTMENT POLICIES

     The following discussion supplements the information regarding the investment objective of each Series and the policies to be employed to achieve this objective as set forth in the Prospectus of Keynote Series Account.

BANK OBLIGATIONS

     Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Series have established certain minimum credit quality standards for bank obligations in which they invest.

     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

     U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information.

     U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     Certain Federal agencies such as the Government National Mortgage Association (GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government has historically provided financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COLLATERALIZED MORTGAGE OBLIGATIONS

     A Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

     Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security).

     A Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

MORTGAGE-BACKED SECURITIES

     A Series may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage-backed securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Series may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage-backed securities held by a Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

     Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation, (FHLMC) which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-backed securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage-backed securities may be supported by various forms of insurance or guarantees.

     Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


     The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, a Series could experience losses in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Series may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.


     The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

     FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may also buy mortgage-related securities without insurance or guarantees.


     In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.



     The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.



     Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.


ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or CBOs), bank loans (such as collateralized loan obligations or CLOs) and other debt obligations (such as collateralized debt obligations or CDOs).

     Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originators of the underlying loans or receivables, or the entities providing credit enhancement, if any. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk.


     In addition, asset backed securities are subject to the same types of risks relating to the issuer's underlying assets as are mortgage-backed securities.


COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     The Series may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

     OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

     PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

     LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchasers.

VARIABLE RATE AND FLOATING RATE SECURITIES

     The Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Series may invest in obligations which are not so rated only if the Series' Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Series may invest. The applicable Subadviser, on behalf of a Series, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Series. The Series will not invest more than 15% (10% in the case of the Money Market Series) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Illiquid Securities" below.

PARTICIPATION INTERESTS

     A Series may purchase from financial institutions participation interests in securities in which such Series may invest. A participation interest gives a Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Series' Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Series may invest. For certain participation interests, a Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the security, plus accrued interest. As to these instruments, a Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Series will not invest more than 15% (10% in the case of each Money Market Series) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Illiquid Securities" below.


RECENT MARKET EVENTS RELATING TO INCOME-PRODUCING SECURITIES.



     The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Series.


ILLIQUID SECURITIES

     Each Series may invest up to 15% (10% for the Money Market Series) of its net assets in illiquid securities, including restricted securities that are illiquid.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

     The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Series under the supervision of the applicable Portfolio Trust's or Trust's Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     The liquidity of Rule 144A securities could be impaired if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

UNSECURED PROMISSORY NOTES

     A Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Series' investment objective. The Notes purchased by the Series will have remaining maturities of 13 months or less. The Series will invest no more than 15% (10% in the case of the Money Market Series) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described above and as to which there is no secondary market). See "Illiquid Securities" above.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Series' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Series may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Series are fully collateralized, with such collateral being marked to market daily.

     The Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Series' ability to meet its current obligations or impede investment management if a large portion of the Series' assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those securities.

     The Series may, together with other registered investment companies managed by the Series' Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

FOREIGN SECURITIES -- ALL SERIES

     The Series may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Series, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Series' assets may be released prior to receipt of payment, may expose a Series to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

MONEY MARKET SERIES

     The Money Market Series may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Series' Subadviser to be of comparable quality to the other obligations in which the Money Market Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for

Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

SERIES OTHER THAN THE MONEY MARKET SERIES

     Not more than 5% of a Series' assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

     American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Series to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

     The Series may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Forward currency exchange contracts may be entered into for each Series for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Series' investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Series.

     Because some Series may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Series from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Series either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Series to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are effected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Series maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Series' securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Series may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

     Each Series may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Series, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Series may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Series would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Series' holdings denominated in the currency sold.

     Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     The Series will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Series may do so when their Subadvisers determine that the transactions would be in a Series' best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Series' ability to utilize forward contracts for the Series may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Series' foreign currency denominated portfolio securities and the use of such techniques will subject the Series to certain risks.

     Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Series may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Series' ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Series' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Series' cross-hedges and the movements in the exchange rates of the foreign currencies in which the Series' assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     The Series may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Series makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Series guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Series may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Series which are not readily marketable, will not exceed 15% (10% in the case of each Money Market Series) of the Series' net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

     Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

     It is expected that, under normal circumstances, the Series would take delivery of such securities. When a Series commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Series establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series expect always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, although the Series do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Series would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Series' payment obligation).

ZERO COUPON OBLIGATIONS

     A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

     A Series may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Series may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN
CURRENCIES -- SERIES OTHER THAN THE MONEY MARKET SERIES

     Futures Contracts. A Series may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Series may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Series may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     Purchases or sales of stock index futures contracts may be used to attempt to protect a Series' current or intended stock investments from broad fluctuations in stock prices. For example, the Series may sell stock index futures contracts in anticipation of or during a decline in the market value of the Series' securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

     At the same time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Series would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Series will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Series which holds or intends to acquire fixed-income securities, is to attempt to protect the Series from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt security in a Series would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. The Series could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Series to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Series could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.

     When a Series enters into futures contracts, the Series will establish a segregated account to cover the Series' obligations with respect to such futures contracts. The assets in the account will consist of cash, offsetting derivatives or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Series with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Series, if the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Series' overall performance would be poorer than if it had not entered into any such contract. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it may be disadvantageous to do so.

     Options on Futures Contracts. The Series may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Series is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Series may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Series assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Series, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Series are not regulated as "commodity pools" for purposes of the Commodity Exchange Act, regulations and related positions of the Commodity Futures Trading Commission ("CFTC").

     Options on Foreign Currencies. A Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Losses from the writing of call options are potentially unlimited. Accordingly, the Series intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash and liquid securities in a segregated account with its custodian.

     The Series may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Series collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Series in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Series' ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Series will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Series' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

     The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES -- SERIES OTHER THAN THE MONEY MARKET SERIES

     The Series may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Series may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Series.

     When a Series writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Series will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Series has no control, the Series must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Series forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Series writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Series at the specified exercise price at any time during the option period. If the option expires unexercised, the Series will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Series has no control, the Series must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Series, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Series will not write a call or a put option unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Series will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

     A Series may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Series cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Series writes an option, an amount equal to the net premium received by the Series is included in the liability section of the Series' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Series enters into a closing purchase transaction, the Series will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

     A Series may purchase call and put options on any securities in which it may invest. A Series would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Series, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Series would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Series would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell a security, which may or may not be held in the Series' portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Series' portfolio securities. Put options also may be purchased by a Series for the purpose of affirmatively benefiting from a decline in the price of securities which the Series does not own. A Series would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Series may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Series will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Series enters into such options transactions under the general supervision of TAM and the applicable Board of Trustees.


OPTIONS ON SECURITIES INDICES -- SERIES OTHER THAN THE MONEY MARKET SERIES

     In addition to options on securities, the Series may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Series generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Series will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Series' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Series may be forced to liquidate portfolio securities to meet settlement obligations.

SWAP AGREEMENTS -- SERIES OTHER THAN THE MONEY MARKET SERIES

     A Series may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Series than if the Series had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

     Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection "buyer" is generally obligated to pay the protection "seller" an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Series. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A

Series may be either the buyer or seller in the transaction. If the Series is a buyer and no credit event occurs, the Series may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Series generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Series would effectively add leverage to its portfolio because, in addition to its total net assets, the Series would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Series had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Series will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

     A Series may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Series' portfolio because, in addition to its total net assets, the Series would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Series thereunder. Swap agreements also entail the risk that the Series will not be able to meet its obligation to the counterparty. Generally, the Series will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Series receiving or paying, as the case may be, only the net amount of the two payments).

     Most swap agreements entered into by the Series calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Series' current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Series' current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Series), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Subadviser.

     Whether a Series' use of swap agreements will be successful in furthering its investment objective will depend on the Subadviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

OTHER INVESTMENT COMPANIES

     Each Series may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as otherwise permitted by the 1940 Act, the regulations thereunder, and the Series' investment restrictions, no Series may purchase securities of another investment company if, immediately after such purchase: (a) the Series would own more than 3% of the voting securities of such company, (b) the Series would have more than 5% of its total assets invested in the securities of such company, or (c) the Series would have more than 10% of its total assets invested in the securities of all such investment companies. In addition, except as otherwise permitted by applicable law, a Series may not purchase securities issued by a closed-end investment company if, immediately after such purchase, the Series and any other Series together own more than 10% of the voting securities of such closed-end fund. Should a Series purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

     Securities of other investment companies that may be purchased by the Series include exchange-traded funds ("ETFs"). ETFs are typically structured as investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. A Series may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a Series. Moreover, a Series' investments in ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.

SHORT SALES "AGAINST THE BOX" -- SERIES OTHER THAN THE MONEY MARKET SERIES

     In a short sale, a Series sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Series may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Series engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Series maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Series' long position.

     The Series will not engage in short sales against the box for investment purposes. A Series may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Series owns. There are certain additional transaction costs associated with short sales against the box, but the Series endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a nonfundamental operating policy, it is not expected that more than 40% of a Series' total assets would be involved in short sales against the box.

REAL ESTATE INVESTMENT TRUSTS

     Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers and also to the risk that they may be unable to invest at attractive interest rates if the mortgages in which they invest are prepaid. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Series will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

DOLLAR ROLLS AND TBA SECURITIES

     Each Series may enter into dollar roll transactions and purchase To Be Announced Securities ("TBAS"). Dollar rolls are transactions where a Series sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Series agrees to accept any security that meets specified terms.

LOANS OF PORTFOLIO SECURITIES

     Each Series may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Series with respect to the loan is maintained with the Series. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Series' Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Series enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Series receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Series will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Series is permitted to invest. During the time securities are on loan, the borrower will pay the Series any accrued income on those securities, and the Series may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Series could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Series could experience a loss. No Series will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Series are subject to termination at the Series' or the borrower's option. A Series may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

LOANS AND OTHER DIRECT INDEBTEDNESS

     A Series may purchase loans and other direct indebtedness, although the Value & Income Series and Equity Growth Series currently do not intend to make such investments. In purchasing a loan, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Loans may be secured or unsecured. Loans that are fully secured offer a Series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation.

     These loans typically are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. The loans typically are made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting for itself and for others in the syndicate interest, principal and other amounts due, and for enforcing its and their other rights against the borrower. A Series' investment in loans may be structured as a novation, pursuant to which the Series would assume all of the rights of the lending institution in a loan, or alternatively, as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.

     Certain of the loans and the other direct indebtedness acquired by a Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid securities in an amount sufficient to meet such commitments.

     A Series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Series will purchase, a Series' Subadviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. A Series may purchase interests in loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Some loans may be in default at time of purchase. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

     As a Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, a Series may evaluate as well the creditworthiness of the lending institution and may treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Series' portfolio investments.

     Interests in loans or other direct indebtedness are generally illiquid, and there is a limited trading market in these investments. The limited trading market can make it difficult to ascertain a market value for these investments.

TEMPORARY DEFENSIVE POSITIONS

     Each Series may, from time to time, take temporary defensive positions that are inconsistent with the Series' principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Series may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

CERTAIN OTHER OBLIGATIONS

     Each Series may invest in instruments other than those listed previously, provided such investments are consistent with the Series' investment objective, policies and restrictions.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Series, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event would require a Series to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Series should continue to hold the obligation. A description of the ratings used herein is set forth in Appendix A.

     Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Series and may not be changed without the approval of a "majority of the outstanding voting securities" of the Series. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus, means, with respect to a Series, the lesser of (i) 67% or more of the total beneficial interests of the Series present at a meeting if the holders of more than 50% of the total beneficial interests of the Series are present or represented by proxy or (ii) more than 50% of the total beneficial interests of the Series. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Series' total assets or the value of a Series' securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

     As a matter of fundamental policy, no Series may:


          1. The Series may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.



          2. The Series may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.



          3. The Series may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (the "Securities Act" or the "1933 Act") except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Series may be deemed to be an underwriter within the meaning of the Securities Act, Series may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.



          4. The Series may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Series may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

          5. The Series may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.



          6. The Series may not "concentrate" its investments in a particular industry or group of industries (except those Series listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities, except that the Money Market Series may invest without limitation in obligations issued by banks.



          7. The Series may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.



     With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Series to borrow money in amounts of up to one-third of a Series' total assets from banks for any purpose, and to borrow up to 5% of the Series' total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Series to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Series total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a Series' shares to be more volatile than if the Series did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Series' holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Series may have to sell securities at a time and at a price that is unfavorable to the Series. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Series' net investment income in any given period. The policy in (1) above will be interpreted to permit a Series to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.



     With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, "senior securities" are defined as Series obligations that have a priority over the Series' shares with respect to the payment of dividends or the distribution of Series assets. The 1940 Act prohibits a Series from issuing senior securities except that a Series may borrow money in amounts of up to one-third of the Series' total assets from banks for any purpose. A Series also may borrow up to 5% of the Series' total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Series can increase the speculative character of the Series' outstanding shares through leveraging. Leveraging of a Series' holdings through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Series' net assets remain the same, the total risk to investors is increased to the extent of the Series' gross assets. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.



     With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a Series from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Series to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a Series' underwriting commitments, when added to the value of the Series' investments in issuers where the Series owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Series engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Series investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Series to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Series from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Series may be considered to be an underwriter under the 1933 Act.



     With respect to the fundamental policy relating to real estate set forth in
(4) above, the 1940 Act does not prohibit a Series from owning real estate; however, a Series is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current staff of the Securities and Exchange Commission ("SEC") position generally limits a Series' purchases of illiquid securities to 15% of net assets. The policy in (4) above will be interpreted not to prevent a Series from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.



     With respect to the fundamental policy relating to lending set forth in (5) above, the 1940 Act does not prohibit a Series from making loans; however, SEC staff interpretations currently prohibit Portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans. While lending securities may be a source of income to a Series, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Series' manager or a sub-adviser believes the income justifies the attendant risks. A Series also will be permitted by this policy to make loans of money, including to other funds. A Series would have to obtain exemptive relief from the SEC to make loans to other Series. The policy in (5) above will be interpreted not to prevent a Series from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.



     With respect to the fundamental policy relating to concentration set forth in (6) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a Series' total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Series that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (6) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Series as to how to classify issuers within or among industries.



     With respect to the fundamental policy relating to commodities set forth in
(7) above, the 1940 Act does not prohibit a Series from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Series is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Series' purchases of illiquid securities to 15% of net assets. If a Series were to invest in a physical commodity or a physical commodity-related instrument, the Series would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.



     The Series' fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.




     Non-Fundamental Policies.

     Each Series will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Series from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.


     This policy may be changed by the Board of Trustees of Transamerica Partners Portfolios.


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Internal Revenue Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Series if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Series' investment objectives.

     A Series' purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Series do not anticipate paying brokerage commissions in such transactions.

     BROKERAGE TRANSACTIONS. Each Series' Subadvisers may use brokers or dealers for Series transactions who also provide brokerage and research services to the Series or other accounts over which the advisers exercise investment discretion. A Series may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Series will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

     Investment decisions for a Series will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Series and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Series or the size of the position obtainable for the Series. In addition, when purchases or sales of the same security for a Series and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Series. Such an event might also adversely affect that Series.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES


     Beneficial interests in each Series of Transamerica Partners Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Act. of 1933 Act.



     The net asset value per share of each Portfolio is determined on each day during which the NYSE is open for trading. As of the date of this Part B, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., New York time, by dividing the total assets of a Portfolio or the total assets attributable to a class less all of the liabilities attributable to that Portfolio or class, by the total number of shares of that Portfolio or class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order.



     For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or, if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of Transamerica Partners Portfolios. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. If the pricing service is unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available or are believed to be unreliable, a Fund may price securities using fair value procedures approved by the Board of Trustees of Transamerica Partners Portfolios. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which fairly reflects the market value as determined by the Board of Trustees of Transamerica Partners Portfolios. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of Transamerica Partners Portfolios.



     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of a Series. If events materially affecting the value of foreign securities occur between the time at which the market price is determined and the time when a Series' net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Transamerica Partners Portfolios.



     Interest income on long-term obligations held for a Series is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premiums.



     The Prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees of the Transamerica Partners Portfolios, to be used to value each Series' securities.



MANAGEMENT OF TRANSAMERICA PARTNERS PORTFOLIOS



     The Trustees and officers of Transamerica Partners Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Transamerica Partners Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Transamerica Partners Portfolios is 570 Carillon Parkway, St. Petersburg, Florida 33716.

            TRUSTEES AND OFFICERS OF TRANSAMERICA PARTNERS PORTFOLIOS


                                    TRUSTEES


                                                                          NUMBER OF
                                               PRINCIPAL                  INVESTMENT
                     POSITION HELD         OCCUPATION DURING              COMPANIES
                     AND LENGTH OF          PAST 5 YEARS AND         ASSOCIATED WITH TAM
NAME AND AGE          TIME SERVED       OTHER DIRECTORSHIPS HELD     OVERSEEN BY TRUSTEE
------------         -------------   -----------------------------   -------------------

INTERESTED TRUSTEE

John K. Carter....   Trustee,        President and Chief Executive   173
Age:  47             President and   Officer (July 2006 to
                     Chief           present), Senior Vice
                     Executive       President (1999 to June
                     Officer since   2006), Director (2000 to
                     2007            present), General Counsel and
                                     Secretary (2000 to August
                                     2006), Chief Compliance
                                     Officer (2004 to August
                                     2006), TAM; President and
                                     Chief Executive Officer (July
                                     2006 to present), Senior Vice
                                     President (1999 to June
                                     2006), Director (2001 to
                                     present), General Counsel and
                                     Secretary (2001 to August
                                     2006), Transamerica Fund
                                     Services, Inc. ("TFS"); Vice
                                     President, AFSG Securities
                                     Corporation (2001 to
                                     present); Chief Executive
                                     Officer (July 2006 to
                                     present), Vice President,
                                     Secretary and Chief
                                     Compliance Officer (2003 to
                                     August 2006), Transamerica
                                     Investors, Inc. ("TII");
                                     Senior Vice President,
                                     General Counsel and
                                     Secretary, Transamerica Index
                                     Funds, Inc. ("TIFI") (2002 to
                                     2004); Vice President,
                                     Transamerica Investment
                                     Services, Inc. ("TISI") (2003
                                     to 2005) and Transamerica
                                     Investment Management, LLC
                                     ("TIM") (2001 to 2005).

                                                                          NUMBER OF
                                               PRINCIPAL                  INVESTMENT
                     POSITION HELD         OCCUPATION DURING              COMPANIES
                     AND LENGTH OF          PAST 5 YEARS AND         ASSOCIATED WITH TAM
NAME AND AGE          TIME SERVED       OTHER DIRECTORSHIPS HELD     OVERSEEN BY TRUSTEE
------------         -------------   -----------------------------   -------------------

DISINTERESTED
  TRUSTEES

Sandra N. Bane....   Trustee since   Retired, KPMG                   173
Age:  55             2008            (1999 -- present); Director,
                                     Big 5 Sporting Goods
                                     (2002 -- present); Director,
                                     AGL Resources, Inc. (energy
                                     services holding company
                                     (2008 -- present).

Leo J. Hill.......   Trustee since   Principal, Advisor Network      173
Age:  52             2007            Solutions, LLC (business
                                     consulting) (2006 to
                                     present); Owner and
                                     President, Prestige
                                     Automotive Group (2001 to
                                     2005); President, L.J. Hill &
                                     Company (1999 to present).

Neal M. Jewell....   Trustee since   10/2004 to                      173
Age: 73              1993            present -- Retired; 1/1996 to
                                     10/2004 -- Independent
                                     Trustee, EAI Select Managers
                                     Equity Fund (a mutual fund).

Russell A.           Trustee since   General Manager, Sheraton       173
Kimball, Jr. .....   2007            Sand Key Resort (1975 to
Age:  63                             present).

Eugene M.            Trustee since   Self-employed consultant        173
Mannella..........   1993            (2006 to present); President,
Age: 54                              Arapain Partners LLC (limited
                                     purpose broker/dealer) (1998
                                     to present); President,
                                     International Fund Services
                                     (alternative asset
                                     administration) (1993 to
                                     2005)

Norm R. Nielsen...   Trustee since   Retired (2005 to present);      173
Age:  68             2007            Buena Vista University Board
                                     of Trustees (2004 to
                                     present); Director, Iowa City
                                     Area Development (1996 to
                                     2004); Director, Iowa Health
                                     Systems (1994 to 2003);
                                     Director, U.S. Bank (1988 to
                                     2006); President, Kirkwood
                                     Community College (1979 to
                                     2005).

Joyce Galpern        Trustee since   Retired (2004 to present);      173
Norden............   1993            Board of Governors,
Age: 68                              Reconstructionist Rabbinical
                                     College (2007 to present);
                                     Vice President, Institutional
                                     Advancement,
                                     Reconstructionist Rabbinical
                                     College (1996 to 2004)

                                                                          NUMBER OF
                                               PRINCIPAL                  INVESTMENT
                     POSITION HELD         OCCUPATION DURING              COMPANIES
                     AND LENGTH OF          PAST 5 YEARS AND         ASSOCIATED WITH TAM
NAME AND AGE          TIME SERVED       OTHER DIRECTORSHIPS HELD     OVERSEEN BY TRUSTEE
------------         -------------   -----------------------------   -------------------

Patricia L. Sawyer   Trustee since   President and Executive         173
Age: 57              1993            Search Consultant, Smith &
                                     Sawyer LLC (consulting) (1989
                                     to present).

John W. Waechter     Trustee since   RBC Dain Rauscher (securities   173
Age:  56             2007            dealer (March 2004 to May
                                     2004); Executive Vice
                                     President, Chief Financial
                                     Officer and Chief Compliance
                                     Officer, William R. Hough &
                                     Co. (securities dealer (1979
                                     to 2004); Treasurer, The
                                     Hough Group of Funds (1993 to
                                     2004).




                                    OFFICERS

                                                    PRINCIPAL OCCUPATION
                           POSITION HELD                DURING PAST 5
                           AND LENGTH OF               YEARS AND OTHER
NAME AND AGE                TIME SERVED              DIRECTORSHIPS HELD
------------              ---------------   ------------------------------------

John K. Carter.........   Trustee,          See the table above.
Age:  47                  President and
                          Chief Executive
                          Officer since
                          2007

Dennis P. Gallagher....   Vice President,   Director, Senior Vice President,
Age: 37                   General Counsel   General Counsel and Secretary, TAM
                          and Secretary     and TFS (September 2006 to present);
                          since 2007        Director, Deutsche Asset Management
                                            (1998 to 2006).

Elizabeth L. Belanger..   Deputy General    Vice President and Senior Counsel,
Age: 36                   Counsel,          Diversified Investment Advisors,
                          Assistant         Inc. ("Diversified") (with
                          Secretary and     Diversified since 2005); Director,
                          Conflicts of      Transamerica Financial Life
                          Interest          Insurance Company ("TFLIC") (April
                          Officer since     2006 to present); Director of
                          2005              Compliance, Domini Social
                                            Investments LLC (November 2003 to
                                            May 2005); Associate, Bingham
                                            McCutchen LLP (September 1997 to
                                            October 2003).

Joseph Carusone........   Vice President,   Vice President, Diversified (with
Age:  42                  Treasurer and     Diversified since 1999); President,
                          Principal         Diversified Investors Securities
                          Financial         Corp. ("DISC") (February 2007 to
                          Officer since     present); Director, TFLIC (2004 to
                          2001              present).

Christopher A.            Vice President    Vice President, Investment
Staples................   and Chief         Administration, TII (2004 to
Age: 37                   Investment        present); Director, TFS (2005 to
                          Officer since     present); Assistant Vice President,
                          2007              Raymond James & Associates (1999 to
                                            2004).

                                                    PRINCIPAL OCCUPATION
                           POSITION HELD                DURING PAST 5
                           AND LENGTH OF               YEARS AND OTHER
NAME AND AGE                TIME SERVED              DIRECTORSHIPS HELD
------------              ---------------   ------------------------------------

Rick Resnik............   Chief             Vice President and Chief Compliance
Age: 41                   Compliance        Officer, Diversified (with
                          Officer since     Diversified since 1998); Director,
                          2004              Vice President and Chief Compliance
                                            Officer, DISC (June 1999 to present)

Michael Masson.........   Assistant         Assistant Vice President, TII (2005
Age: 37                   Treasurer since   to present); Assistant Vice
                          2007              President, TFS and TFAI (2005 to
                                            present); Assistant Vice President,
                                            JPMorgan Chase & Co. (1999 to 2005).

Suzanne                   Assistant         Vice President, Diversified (with
Valerio -- Montemurro..   Treasurer since   Diversified since 1998).
Age: 43                   2002




     The address of each Trustee and officer of the Transamerica Partners Portfolios is 570 Carillon Parkway, St. Petersburg, Florida 33716. The Declaration of Trust provides that the Transamerica Partners Portfolios will indemnify its Trustees and officers as described below under "Capital Stock and Other Securities."


                          INVESTMENT ADVISORY SERVICES


     Transamerica Asset Management, Inc. ("TAM") manages the assets of each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Transamerica Partners Portfolios with respect to that Series and the investment policies described herein and in the Prospectus. Subject to such further policies as the Transamerica Partners Portfolios' Board of Trustees may determine, TAM provides general investment advice to each Series. For its services under each Advisory Agreement, TAM receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table set forth in the Prospectus of the corresponding Series' average daily net assets.



     For each Series of Transamerica Partners Portfolios, TAM has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more of the subadvisers (each "Subadviser," and collectively the "Subadvisers"). It is the responsibility of a Subadviser to make the day to day investment decisions for its Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of TAM. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Series' investments and effecting securities transactions for a Series.



     Each TAM Advisory Agreement provides that TAM may render services to others. Each TAM Advisory Agreement may be terminated without penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series on 60 days' written notice to TAM. Each TAM Advisory Agreement may be terminated by TAM on 90 days' written notice to the Series. Each TAM Advisory Agreement will immediately terminate in the event of its assignment. Each TAM Advisory Agreement provides that the Adviser shall not be liable for any mistake in judgment or for certain other events, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.



     Each Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Series, or by TAM. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to TAM. Each Subadvisory Agreement will automatically terminate in the event of its assignment. Each Subadvisory Agreement provides that the Subadviser shall be responsible only for managing the assets of the applicable Series in good faith and in accordance with the investment objectives, fundamental policies, and restrictions and shall not be liable for certain other events (each as listed in the applicable Subadvisory Agreement), except in the case of one or more of the following (depending on the provisions of the applicable Subadvisory Agreement): willful misfeasance, bad faith, negligence, gross negligence, breach of fiduciary duty, violation of law, or breach or reckless disregard of its obligations and duties under the Subadvisory Agreement.



SUBADVISERS


     The Subadvisers make the day-to-day investment decisions for the Transamerica Partners Portfolios, subject in all cases to the general supervision of TAM. The Subadvisers (other than the Subadviser to the Money Market Series) are listed below, along with information they have provided regarding the compensation of certain investment management personnel, other accounts managed by each such person, and each such person's ownership of securities of the Funds that invest in the Series with respect to which such person has or shares management responsibility.



INFLATION-PROTECTED SECURITIES SERIES


     BlackRock Financial Management, Inc. ("BlackRock"). BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc. BlackRock is a registered investment adviser organized in 1994.


     Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Series on behalf of BlackRock. As of December 31, 2007, Mr. Spodek managed assets for (i) 12 other registered investment companies having approximately $4.4 billion in total assets (BlackRock's advisory fee was not based on the performance of any of such registered investment companies), (ii) 15 other pooled investment vehicles having approximately $7.0 billion in total assets (with BlackRock's advisory fee being based on performance for 2 of such pooled investment vehicles, which had approximately $2.5 billion in total assets), and (iii) 234 other accounts having approximately $89.7 billion in total assets (with BlackRock's advisory fee being based on performance for 20 of such accounts, which had approximately $7.4 billion in total assets).



     As of December 31, 2007, Mr. Weinstein managed assets for (i) 16 other registered investment companies having approximately $14.1 billion in total assets (BlackRock's advisory fee was not based on the performance of any of such registered investment companies), (ii) 13 other pooled investment vehicles having approximately $4.4 billion in total assets (with BlackRock's advisory fee being based on performance of one such pooled investment vehicle, which had approximately $131 million in total assets), and (iii) 181 other accounts having approximately $67.3 billion in total assets (with BlackRock's advisory fee being based on performance for 8 of such accounts, which had approximately $5.0 billion in total assets).


     BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

     Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:


          Long-Term Retention and Incentive Plan ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, would be settled in cash and/or in BlackRock, Inc. common stock ("LTIP II awards"). Each portfolio manager has received awards under the LTIP.



          Deferred Compensation Program -- A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers including Mr. Spodek was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each senior manager, is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.



          Options and Restricted Stock Awards -- Prior to mandatorily differing a portion of a portfolio manager's annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Spodek has been granted stock options in prior years.



          Incentive Savings Plans -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
     (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.



     Annual discretionary incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to Messrs. Spodek and Weinstein the relevant benchmark is the Lehman Brothers Global Real U.S. TIPS Index.



     The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is measured on both a pre-tax and after-tax basis over various periods including 1, 3, 5, and 10-year periods, as applicable, Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

     As of December 31, 2007, neither Mr. Spodek nor Mr. Weinstein beneficially owned securities in any of the Funds that invest in the Inflation-Protected Securities Series.


CORE BOND SERIES

     BlackRock Financial Management, Inc. ("BlackRock"). BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc. BlackRock is a registered investment adviser organized in 1994.


     Scott Amero, Matthew Marra and Andrew Phillips are responsible for the day-to-day supervision of the Core Bond Series on behalf of BlackRock.



     As of December 31, 2007, Mr. Amero managed assets for (i) 46 other registered investment companies having approximately $36.8 billion in total assets, (ii) 41 other pooled investment vehicles having approximately $10.3 billion in total assets (with BlackRock's advisory fee being based on performance for 4 of such pooled investment vehicles, which had approximately $1.6 billion in total assets), and (iii) 258 other accounts having approximately $86.1 billion in total assets (with BlackRock's advisory fee being based on performance for 17 of such accounts, which had approximately $6.1 billion in total assets).



     As of December 31, 2007, Mr. Marra managed assets for (i) 24 other registered investment companies having approximately $21.7 billion in total assets, (ii) 20 other pooled investment vehicles having approximately $7.7 billion in total assets (with BlackRock's advisory fee being based on performance for 2 of such pooled investment vehicles, which had approximately $1.7 billion in total assets), and (iii) 284 other accounts having approximately $104.1 billion in total assets (with BlackRock's advisory fee being based on performance for 13 of such accounts, which had approximately $6.4 billion in total assets).



     Information regarding BlackRock's compensation arrangements is described above under "Inflation-Protected Securities Series." Messrs. Amero, Marra, and Phillips participated in the mandatory deferral of the annual compensation of certain senior managers prior to 2005 and have been granted stock options in prior years. With respect to portfolio manager performance, Messrs. Amero, Marra, and Phillips are benchmarked against the Lehman Brothers Aggregate Index.



     As of December 31, 2007, none of Messrs. Amero, Marra or Phillips beneficially owned securities in any of the Funds that invest in the Core Bond Series.


BALANCED SERIES

Goldman Sachs Asset Management, L.P.
Western Asset Management Company
Western Asset Management Company Limited

     Goldman Sachs Asset Management, L.P. ("GSAM(R)"). GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co.




     Robert C. Jones, Mark Carhart, Melissa Brown and Andrew Alford are responsible for the day-to-day supervision of the Balanced Series on behalf of GSAM.



     As of December 31, 2007, Ms. Brown and Messrs. Jones, Carhart and Alford each managed assets for (i) 66 other registered investment companies having approximately $26.1 billion in total assets, (ii) 37 other pooled investment vehicles having approximately $19.6 billion in total assets, and (iii) 705 other accounts having approximately $80.0 billion in total assets (with GSAM's advisory fee being based on performance for 38 of such accounts, which had approximately $10.5 billion in total assets).



     The compensation packages for Mr. Carhart, Mr. Jones, Ms. Brown, and Mr. Alford are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance, his or her contribution to the overall performance of certain strategies and annual revenues in the investment strategy which in part is derived from advisory fees and, for certain accounts, performance based fees.


     The performance bonuses for Mr. Carhart, Mr. Jones, Ms. Brown and Mr. Alford are significantly influenced by the following criteria: (1) whether the teams' pre-tax performance exceeded performance benchmarks over one-, three-, and five-year periods; (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition, the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or more narrow indices which will vary based on client expectations.


     GSAM's decision may also be influenced by the following: the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.


     In addition to base salary and performance bonus, GSAM has a number of additional benefits/ deferred compensation programs for all portfolio managers, including Mr. Carhart, Mr. Jones, Ms. Brown and Mr. Alford, in place including:
(i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and
(ii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Mr. Carhart, Mr. Jones, Ms. Brown and Mr. Alford may also receive grants of restricted stock units and/or stock options as part of their compensation.


     Certain GSAM portfolio managers also may participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.


     As of December 31, 2007, neither Mr. Carhart, Mr. Jones, Ms. Brown nor Mr. Alford beneficially owned securities in any of the Funds that invest in the Balanced Series.


     Western Asset Management Company ("WAMCO"). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc.

     S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Series on behalf of WAMCO.


     As of December 31, 2007, Mr. Leech and Mr. Walsh each managed assets for
(i) 114 other registered investment companies having approximately $121 billion in total assets, (ii) 239 other pooled investment vehicles having approximately $212 billion in total assets, and (iii) 1,069 other accounts having approximately $301 billion in total assets (with WAMCO's advisory fee being based on performance for 95 of such accounts, which had approximately $32.7 billion in total assets). The number of accounts and assets under management listed above reflect the overall number of portfolios managed by WAMCO. Mr. Leech and Mr. Walsh are involved in the management of all of WAMCO's portfolios, but are not solely responsible for particular portfolios.



     As of December 31, 2007, Mr. Moody managed assets for (i) 3 other registered investment companies having approximately $821 million in total assets, (ii) one other pooled investment vehicle having approximately $64.5 million in total assets, and (iii) 88 other accounts having approximately $8.2 billion in total assets (with WAMCO's advisory fee being based on performance for 4 of such accounts, which had approximately $1.3 billion in total assets).

     As of December 31, 2007, Mr. Lindbloom managed assets for (i) 6 other registered investment companies having approximately $2.7 billion in total assets, (ii) 3 other pooled investment vehicles having approximately $242 million in total assets, and (iii) 32 other accounts having approximately $8.2 billion in total assets (with WAMCO's advisory fee being based on performance for 4 of such accounts, which had approximately $1.3 billion in total assets).



     As of December 31, 2007, Mr. Eichstaedt managed assets for (i) 12 other registered investment companies having approximately $3.5 billion in total assets, (ii) 6 other pooled investment vehicles having approximately $1.8 billion in total assets, and (iii) 88 other accounts having approximately $20.2 billion in total assets (with WAMCO's advisory fee being based on performance for 4 of such accounts, which had approximately $1.3 billion in total assets).





     At WAMCO, one compensation methodology covers all products and functional areas. The Firm's methodology assigns each position a total compensation "target" which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing. In addition, discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May.



     As of December 31, 2007, neither Mr. Leech, Mr. Walsh, Mr. Moody, Mr. Lindbloom, nor Mr. Eichstaedt beneficially owned securities in any of the Funds that invest in the Balanced Series.


     Western Asset Management Company Limited ("WAML"). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc.

     WAML is responsible for providing advice regarding the management of the Balanced Series' foreign fixed income investments. S. Kenneth Leech and Stephen
A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Series. Information about other assets managed by Messrs. Leach and Walsh is provided above under the information for Western Asset Management Company.




     At WAML, one compensation methodology covers all products and functional areas. The Firm's methodology assigns each position a total compensation "target" which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing. In addition, discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May.



     As of December 31, 2007, Mr. Leech and Mr. Walsh did not beneficially own securities in any of the Funds that invest in the Balanced Series.

LARGE VALUE SERIES


AllianceBernstein LP
TCW Investment Management Company

     AllianceBernstein LP ("Alliance"). Alliance was formed in August of 1999. Alliance Capital Management Corporation is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively, as limited partners.


     In December 2003, Alliance announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The Series believes that none of the regulatory claims involved any activities related to the Large Value Series.



     Marilyn G. Fedak, John P. Mahedy, John D. Phillips, Jr., and Christopher Marx (the "Alliance Team") are responsible for the day-to-day supervision of the Large Value Portfolio on behalf of Alliance.



     As of December 31, 2007, Ms. Fedak managed assets for (i) 146 other registered investment companies having approximately $87.6 billion in total assets (with Alliance's advisory fee being based on performance for three such registered investment companies, which had approximately $12.3 billion in total assets), (ii) 134 other pooled investment vehicles having approximately $34.9 billion in total assets, and (iii) 45,000 thousand other accounts having approximately $182 billion in total assets (with Alliance's advisory fee being based on performance for 103 of such accounts, which had approximately $17.4 billion in total assets).



     As of December 31, 2007, Mr. Mahedy managed assets for (i) 144 other registered investment companies having approximately $86.6 billion in total assets (with Alliance's advisory fee being based on performance for three such registered investment companies, which had approximately $12.3 billion in total assets), (ii) 138 other pooled investment vehicles having approximately $34.2 billion in total assets, and (iii) 45,000 other accounts having approximately $179 billion in total assets (with Alliance's advisory fee being based on performance for 99 of such accounts, which had approximately $16.8 billion in total assets).



     As of December 31, 2007, Mr. Phillips and Mr. Marx each managed assets for
(i) 30 other registered investment companies having approximately $31.4 billion in total assets (with Alliance's advisory fee being based on performance for one such registered investment company, which had approximately $6.7 billion in total assets), (ii) 19 other pooled investment vehicles having approximately $3.5 billion in total assets, and (iii) 44,000 other accounts having approximately $53.7 billion in total assets (with Alliance's advisory fee being based on performance for 12 of such accounts, which had approximately $2.5 billion in total assets).



     AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for AllianceBernstein's clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:



     Fixed base salary -- This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.



     Discretionary incentive compensation in the form of an annual cash bonus -- AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.



     Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards") -- AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.





     As of December 31, 2007, no member of the Alliance Team beneficially owned securities in any of the Funds that invest in the Large Value Series.


     TCW Investment Management Company ("TCW").  TCW was formed in 1971.


     Diane E. Jaffee is responsible for the day-to-day supervision of the Large Value Series on behalf of TCW.



     As of December 31, 2007, Ms. Jaffee managed assets for (i) 8 other registered investment companies having approximately $5.06 billion in total assets, (ii) 14 other pooled investment vehicles having approximately $3.63 billion in total assets (with TCW's advisory fee being based on performance for 9 of such pooled investment vehicles, which had approximately $3.26 billion in total assets), and (iii) 109 other accounts having approximately $8.98 billion in total assets (with TCW's advisory fee being based on performance for one of such accounts which had approximately $628 million in total assets).


     The overall objective of the compensation program for portfolio managers is for TCW to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and TCW and its affiliates within The TCW Group (referred to in hereinafter in this section as "TCW"). Portfolio managers, including Ms. Jaffee, are compensated through a combination of base salary, profit sharing based compensation ("profit sharing"), bonus and equity incentive participation in TCW's immediate parent, The TCW Group, Inc. and/or ultimate parent, Societe Generale ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

     Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager's compensation.

     Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Large Value Series is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.



     In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Large Value Series managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts.



     Certain accounts of TCW (but not the Large Value Series) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers' profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW's "alpha strategies," performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. "Alpha strategies" are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. "Alternative investment strategies" include
(a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies or (b) strategies that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.


     Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

     Equity Incentives. All portfolio managers, including Ms. Jaffee, participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Societe Generale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW's annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager's contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Societe Generale's Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Societe Generale, as well.

     Other Plans and Compensation Vehicles. Portfolio managers, including Ms. Jaffee, may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW's 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

     Following the sale of TCW to Societe Generale in 2001, a retention plan was put in place in which most portfolio managers then at TCW were entitled to participate. The retention plan provides for payout of fixed bonus compensation to participants at various milestones over the course of five years, the last of which was paid in February 2007.


     The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, as of December 31, 2007, Ms. Jaffee did not beneficially own securities in any of the Funds that invest in the Large Value Series.



LARGE GROWTH SERIES




Marsico Capital Management, LLC

OFI Institutional Asset Management, Inc.
Wellington Management Company LLP





     Marsico Capital Management, LLC ("Marsico"). Marsico was organized in September 1997.



     Thomas F. Marisco is responsible for the day-to-day management of the Large Growth Series on behalf of Marsico.



     As of December 31, 2007, Mr. Marsico managed assets for (i) 40 other registered investment companies having approximately $41.3 billion in total assets, (ii) 15 other pooled investment vehicles having approximately $2.9 billion in total assets, and (iii) 169 other accounts having approximately $29.1 billion in total assets.


     Mr. Marsico's compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution. Mr. Marsico's compensation is dependent upon, among other factors, the overall performance of all accounts for which he provides investment advisory services. Mr. Marsico does not receive special consideration based on the performance of particular accounts. Exceptional individual efforts by portfolio managers at Marsico are rewarded through greater participation in the firm's bonus pool. Mr. Marsico's compensation comes solely from Marsico. Although Marsico may compare account performance with relevant benchmark indices,

Mr. Marsico's compensation is not directly tied to achieving any pre-determined or specified level of performance.

     In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate each portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's investment team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.


     As of December 31, 2007, Mr. Marsico did not beneficially own securities in any of the Funds that invest in the Large Growth Series.





     OFI Institutional Asset Management, Inc. ("OFII") is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001.



     David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Large Growth Series on behalf of OFII.



     As of December 31, 2007, the Portfolio Manager managed assets for (i) 2 other registered investment companies having approximately $1.23 billion in total assets (with none of OFII's advisory fees being based on performance for such registered investment companies), (ii) 9 other pooled investment vehicles having approximately $203 million in total assets (with OFII's advisory fee being based on performance for one of such pooled investment vehicles, which had approximately $59 million in total assets), and (iii) 55 other accounts having approximately $1.72 billion in total assets (with OFII's advisory fee being based on performance for 4 of such accounts, which had approximately $88 million in total assets).



     The Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by OFII have the same management fee. If the management fee structure of another fund or account is more advantageous to OFII than the fee structure of the Portfolio, OFII could have an incentive to favor the other fund or account. However, OFII's compliance procedures and Code of Ethics recognize its fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Portfolio, or he may manage funds or accounts with different investment objectives and strategies.



     Under OFII's compensation program for its portfolio managers and portfolio analysts, their compensation is based on the investment performance results of the funds and accounts they manage, as well as the financial success of OFII. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. OFII's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of March 31, 2007, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OFII's holding company parent. Senior portfolio managers may also be eligible to participate in OFII's deferred compensation plan.

     To help OFII attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of OFII and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Portfolio's portfolio assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts currently managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.



     As of December 31, 2007, Mr. Schmidt did not beneficially own securities in any of the Funds that invest in the Large Growth Series.



     Wellington Management Company LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.



     Paul E. Marrkand is responsible for the day-to-day supervision of the Large Growth Series on behalf of Wellington Management. As of December 31, 2007, Mr. Marrkand managed assets for (i) 2 other registered investment companies having approximately $3.82 billion in total assets (with Wellington Management's advisory fee being based on performance for one of such registered investment companies, which had approximately $3.39 billion in total assets), (ii) 3 other pooled investment vehicles having approximately $187 million in total assets, and (iii) 3 other accounts having approximately $318 million in total assets.





     The following information relates to the fiscal year ended December 31, 2007. Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professionals' experience and performance in their roles as an Investment Professional. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

     Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.



     As of December 31, 2007, Mr. Marrkand did not beneficially own securities in any of the Funds that invest in the Large Growth Series.



                                  ADMINISTRATOR



     TAM provides administrative services to the Transamerica Partners Portfolios under the Advisory Agreement with the Trust. The Advisory Agreement provides that TAM may render services to others. In addition, the Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in the Trust (with the vote of each being in proportion to the amount of its investment). The Advisory Agreement also provides that neither TAM nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with services provided to any Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or obligations under said agreements. TAM receives no additional compensation for providing such administrative services.


                                    CUSTODIAN


     Pursuant to a Custodian Contract,   State Street Bank & Trust Company acts
as the custodian of each Series' assets (the "Custodian"). The Custodian's business address is 200 Clarendon Street, Boston, Massachusetts 02116. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Series' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Series. Securities held by a Series may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Transamerica Partners Portfolios. The Custodian does not determine the investment policies of any Series or decide which securities any Series will buy or sell. A Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Transamerica Partners Portfolios.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     PricewaterhouseCoopers LLP, serves as the independent registered public accounting firm for Transamerica Partners Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

     The financial statements of Transamerica Partners Portfolios included herein have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


CAPITAL STOCK AND OTHER SECURITIES




     Transamerica Partners Portfolios is organized as a trust under the law of the State of New York. Under Transamerica Partners Portfolios' Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series.



     Series . Currently, there are eighteen active series of Transamerica Partners Portfolios, although additional series may be established from time to time. A holder's interest in a Series, as a series of a Trust, represents an interest in the Series only and not in the assets of any other series of the Trust. The Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series. The Trustees may change any of those features or terminate any series, combine series with other series in the Trust.



     Issuance and Redemption of Interests. Each Series may issue an unlimited amount of interests in the Series for such consideration and on such terms as the Trustees may determine. Investors are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Series may require a decrease of or a complete withdrawal of an investor's interest in the Series upon certain conditions as may be determined by the Trustees.



     Disclosure of Investor Holdings. The Declaration of Trust of Transamerica Partners Portfolios specifically requires investors, upon demand, to disclose to a Series information with respect to the direct and indirect ownership of interests in order to comply with various laws or regulations, and a Series may disclose such ownership if required by law or regulation.



     Voting. The Declaration of Trust of Transamerica Partners Portfolios provides for voting by holders of beneficial interests as required by the Investment Company Act of 1940 or other applicable laws but otherwise permits, consistent with New York law, actions by the Trustees without seeking the consent of holders. The Trustees may, without approval of interest holders, amend the Trust's Declaration of Trust or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series into another trust or entity or a series of another entity, sell all or substantially all of the assets of the Trust or any series to another entity, or a series of another entity, or terminate the Trust or any series.



     The Series are not required to hold an annual meeting of interest holders, but will call special meetings of holders whenever required by the 1940 Act or by the terms of the applicable Declaration of Trust. The Declaration of Trust provides that each holder is entitled to a vote in proportion to the amount of its investment in each Series. All holders of all series of the Trust vote together, except where required by the 1940 Act to vote separately by series, or when the Trustees have determined that a matter affects only the interests of one or more series.



     Election and Removal of Trustees. The Declaration of Trust of Transamerica Partners Portfolios provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the holders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by holders at a meeting at which a quorum is present. The Declaration of Trust also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of holders holding two-thirds of the interests in the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration of Trust relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

     Amendments to the Declaration of Trust. The Trustees are authorized to amend the Declaration of Trust without the vote of interest holders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been holders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.



     Interest holder, Trustee and Officer Liability. The Declaration of Trust provides that interest holders are not personally liable for the obligations of a Series and requires the Series to indemnify a holder against any loss or expense arising from any such liability. In addition, a Series will assume the defense of any claim against a holder for personal liability at the request of the holder. The Declaration of Trust further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its interest holders, for any act, omission, or obligation of the Trust. The Declaration of Trust also permits the limitation of a Trustee's liability to the full extent permitted by law. The Declaration of Trust requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.



     The Declaration of Trust provides that any Trustee who serves as Chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.



     Derivative Actions. The Declaration of Trust provides a detailed process for the bringing of derivative actions by interest holders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Series or its interest holders as a result of spurious holder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated holders must first be made on the Series' Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Series, the Trustees are required to reject the demand and the complaining holders may not proceed with the derivative action unless the holders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Series. The Declaration of Trust further provides that holders owning at least 5% of the interests in the affected Series must join in bringing the derivative action. If a demand is rejected, the complaining holders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Series in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the holders bringing the action may be responsible for the Series' costs, including attorneys' fees.



     The Declaration of Trust further provides that a Series shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining holder only if required by law, and any attorneys' fees that the Series is obligated to pay shall be calculated using reasonable hourly rates. The Declaration of Trust requires that actions by holders against a Series be brought only in federal court in the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including sec. 202.70 thereof. The Declaration of Trust also requires that the right to jury trial be waived to the full extent permitted by law.

TAXATION


     Transamerica Partners Portfolios is organized as a New York trust. The Trust and each Series are not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts. However, each investor in a Series will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder.


     Each Series, since it is taxed as a partnership, is not subject to federal income taxation. Instead, and investor must take into account, in computing its federal income tax liability, its share of the Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Series.

     Withdrawals by investors from each Series generally will not result in their recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Series and includes a disproportionate share of any unrealized receivables held by the Series, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Series generally equals the amount of cash and the basis of any property that the investor invests in the Series, increased by the investor's share of income from the Series and decreased by the amount of any cash distributions and the basis of any property distributed from the Series.

     Each Series' taxable year-end will be December 31. Although, as described above, the Series will not be subject to federal income tax, each will file appropriate income tax information returns.

     It is intended that each Series' assets, income and distributions will be managed in such a way that an investor in each Series will be able to satisfy the requirements of Subchapter M of the Code.

                               HEDGING STRATEGIES

     The use of hedging strategies, such as a Series' entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Series must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

     If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short Limitation is satisfied. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Series intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Series' hedging transactions. To the extent this treatment is not available, a Series may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Series to qualify as a Regulated Investment Company.

                                 OTHER TAXATION

     The investment by an investor in a Series does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


     The Board of Trustees of Transamerica Partners Portfolios has approved policies and procedures developed by TAM with respect to the disclosure of the Portfolios' securities and any ongoing arrangements to make available information about the Portfolios' securities. The policy requires that disclosure of information about a Portfolio's portfolio holdings be in the best interests of the Portfolio's shareholders, and that any conflicts of interest between the interests of the Portfolio's shareholders and those of TAM or its affiliates be addressed in a manner that places the interests of Portfolio's shareholders first. This policy provides that information regarding the Portfolios' holdings may never be shared with non-TAM employees, with retirement plan sponsors, with insurance companies, with investors and potential investors (whether individual or institutional), or with third parties unless it is done for legitimate business purposes and in accordance with the policy.



     Subject to the provisions relating to "ongoing arrangements" discussed below, TAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale once it is 25 days old after calendar quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by a Portfolio that has not been fully reflected by the market. For the purposes of the policy, the term "ongoing arrangement" is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information once its considered stale under the policy.



     Each Portfolio's complete list of holdings (including the size of each position) may be made available to retirement plan sponsors, insurance companies, investors, potential investors, and third parties with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, posting the information to the Series' internet site that is accessible by the public, or through public release by a third party vendor.



     Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by TAM on behalf of the Portfolio and neither the Portfolio, TAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.



     The written approval of TAM's Chief Compliance Officer must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with TAM's Legal Department, as necessary. Any exceptions to the policies must be reported to the Board of Trustees of Transamerica Partners Portfolios at its next regularly scheduled meeting.



     All ongoing arrangements to make available information about a Portfolio's portfolio securities will be reviewed by the Board of Trustees of Transamerica Partners Portfolios no less frequently than quarterly.



     Set forth below is a list, as of the date of this Statement of Additional Information, of those parties with whom TAM has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. Not all of the ongoing arrangements described below may be applicable to each Portfolio. The Portfolios' auditor also has access from time to time to the Portfolios' holdings in connection with performing the audit and related functions.

                                                     DELAY BEFORE
RECIPIENT (HOLDINGS)                   FREQUENCY    DISSEMINATION
--------------------                   ---------    -------------
State Street Bank & Trust Company      Daily         None
Institutional Shareholders Services    Monthly       1 day
Bowne & Co., Inc.                      Quarterly     1-7 days
Callan Associates, Inc.                Quarterly     15 days
Deloitte & Touche LLP                  Quarterly     15 days
Evaluation Associates, Inc.            Quarterly     15 days
Marsh USA, Inc.                        Quarterly     15 days
New England Pension Consultants        Quarterly     15 days
Plexus Group, Inc.                     Quarterly     1-7 days
Rocaton Investment Advisors, LLC       Quarterly     15 days
Standard & Poor's                      Quarterly     25 days
Trainer Wortham and Company, Inc.      Quarterly     15 days
Watson Wyatt Investment Consulting     Quarterly     15 days
Yanni Partners, Inc.                   Quarterly     15 days




     With respect to each such arrangement , the Portfolios have a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by TAM on behalf of the Portfolios. Neither the Portfolios, TAM or any other affiliated party receives compensation or any other consideration in connection with such arrangements.



     Where a non-TAM entity serves as a subadviser to a Portfolio advised by TAM, the subadviser may release portfolio holdings information with respect to that Portfolio only with the prior consent of TAM, provided however that the subadviser may, without such prior consent, disclose portfolio holdings information to TAM, the Portfolio's Trustees and officers, custodian, administrator, accounting and pricing agents, legal advisers, compliance personnel, auditors and brokers solely in connection with the performance of its advisory duties for that Portfolio, or in response to legal or regulatory requirements.


                          FINANCIAL STATEMENTS OF MONY

     The financial statements of MONY that are included in this Statement of Additional Information are different from the financial statements of Keynote. The financial statements of MONY should be considered only as bearing upon the ability of MONY to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Keynote.

                                                                      APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

     Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, AND C -- Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The "AA" to "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.: Not rated.

     i: The letter "i" subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

     L: Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

     p: The letter "p" subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

     pi: Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

     pr: The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUER CREDIT RATINGS

     A-1 -- An obligor rated "A-1" has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

     A-2 -- An obligor rated "A-2" has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

     A-3 -- An obligor rated "A-3" has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

     B -- An obligor rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

     C -- An obligor rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

     R -- An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

     SD AND D -- An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

     N.R. -- An issuer designated N.R. is not rated.

COMMERCIAL PAPER

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

     A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

MOODY'S

LONG-TERM OBLIGATION RATINGS

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

     Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B -- Obligations rated B are considered speculative and are subject to high credit risk.

     Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

US MUNICIPAL AND TAX-EXEMPT RATINGS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     Aaa -- Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Aa -- Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A -- Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Baa -- Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Ba -- Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B -- Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Caa -- Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Ca -- Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C -- Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     P-1 -- Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP -- Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                      (This page intentionally left blank)

                             KEYNOTE SERIES ACCOUNT
                         AN EXPLANATION OF FUND EXPENSES

                                   (UNAUDITED)

     Keynote Series Account (individually a "Subaccount", and collectively, "Keynote") is a separate investment account established by MONY Life Insurance Company ("MONY"), and is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY. Each Subaccount invests in a corresponding series of Diversified Investors Portfolios. As a contractholder investing in a Subaccount, you will bear the ongoing costs of managing the corresponding portfolio in which your Subaccount invests (such as the investment advisor's fee and other expenses). You will also bear the cost of operating the Subaccount.

     The first column in the table shown below assumes an investment of $1,000 on July 1, 2007. The second column will show your ending balance (per $1,000) on December 31, 2007. The third column will show how much of your investment (per $1,000) went to the ongoing costs of both your Subaccount and its corresponding portfolio. The figures in both of these columns are based on the actual total return and the actual expenses incurred for the period July 1, 2007-December 31, 2007. In order to approximate how much you paid in expenses during the six months, divide your balance by 1,000, and multiply the result by the dollar amount shown under the heading "Expenses Paid During the Period July 1, 2007-December 31, 2007 (Based on actual returns and expenses)".

     The fourth and fifth columns will also show your ending balance (per $1,000) on December 31, 2007 and how much of your investment (per $1,000) went to the ongoing costs of both your Subaccount and its corresponding portfolio, but assumes a total annual return rate of 5% before expenses. Since the 5% is hypothetical, the ending account values and the expenses paid for the period July 1, 2007-December 31, 2007 will not be the actual values per $1,000 of your investment. This information is presented so you may compare the cost of investing in a Subaccount against the cost of owning other funds. Other funds should provide this information based on a hypothetical annual return of 5% before expenses in their most recent report in order for you to make a fair comparison.

                    -----------------------------------------------------------------------------------------------------------
                                                                                                   EXPENSES PAID
                                                                                ENDING ACCOUNT   DURING THE PERIOD
                                                             EXPENSES PAID          VALUE          JULY 1, 2007-
                                          ENDING ACCOUNT   DURING THE PERIOD  DECEMBER 31, 2007  DECEMBER 31, 2007
                                              VALUE          JULY 1, 2007-        (BASED ON          (BASED ON
                                        DECEMBER 31, 2007  DECEMBER 31, 2007     HYPOTHETICAL       HYPOTHETICAL
                     BEGINNING ACCOUNT   (BASED ON ACTUAL   (BASED ON ACTUAL  5% ANNUAL RETURNS  5% ANNUAL RETURNS   ANNUALIZED
                           VALUE           RETURNS AND        RETURNS AND       BEFORE ACTUAL      BEFORE ACTUAL      EXPENSE
  SUBACCOUNT NAME       JULY 1, 2007        EXPENSES)       EXPENSES)(1)(2)       EXPENSES)       EXPENSES)(1)(2)   RATIO(1)(3)
-------------------------------------------------------------------------------------------------------------------------------
    Money Market           $1,000           $1,019.60            $7.04            $1,018.37            $7.04            1.38%
-------------------------------------------------------------------------------------------------------------------------------
Inflation-Protected
     Securities            $1,000           $1,094.33            $7.96            $1,017.74            $7.67            1.50%
-------------------------------------------------------------------------------------------------------------------------------
     Core Bond             $1,000           $1,054.89            $7.73            $1,017.82            $7.59            1.49%
-------------------------------------------------------------------------------------------------------------------------------
      Balanced             $1,000           $  979.24            $8.03            $1,017.23            $8.18            1.60%
-------------------------------------------------------------------------------------------------------------------------------
   Value & Income          $1,000           $  911.64            $7.70            $1,017.29            $8.12            1.59%
-------------------------------------------------------------------------------------------------------------------------------
   Equity Growth           $1,000           $1,058.72            $9.13            $1,016.48            $8.94            1.75%
-------------------------------------------------------------------------------------------------------------------------------
     Calvert(4)            $1,000           $  987.90            $5.54            $1,019.77            $5.63            1.10%
-------------------------------------------------------------------------------------------------------------------------------


(1) These figures reflect the expenses of both the subaccount and its corresponding portfolio.

(2) Expenses are equal to each Subaccount's annualized expense ratio multiplied by the average account value over the period, divided by 365, multiplied by 185 (to reflect the one-half year period).

(3) Please be aware that the expense ratios shown in this table may not match the expense ratios shown in each Subaccount's financial highlights, as the expense ratios in the financial highlights reflect the actual expense ratios for the period January 1, 2007-December 31, 2007.

(4)     Does not include expenses incurred by the Calvert Social Balanced
        Portfolio.

                             KEYNOTE SERIES ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2007


                                           INFLATION -
                                   MONEY    PROTECTED     CORE                  VALUE &     EQUITY
                                  MARKET   SECURITIES*    BOND     BALANCED     INCOME      GROWTH
                                 --------  -----------  --------  ----------  ----------  ----------
ASSETS:
Investment in Portfolios, at
  value (Notes 1 and 2)........  $136,312    $98,053    $196,770  $1,587,665  $6,629,869  $2,596,105
Receivable for units sold......        --         --          --          --          --       1,625
                                 --------    -------    --------  ----------  ----------  ----------
Total assets...................   136,312     98,053     196,770   1,587,665   6,629,869   2,597,730
                                 --------    -------    --------  ----------  ----------  ----------
LIABILITIES:
Payable for units redeemed.....       168         66         108         504         396         172
Accrued mortality and expense
  risk.........................       127         92         187       1,492       6,253       2,435
                                 --------    -------    --------  ----------  ----------  ----------
Total liabilities..............       295        158         295       1,996       6,649       2,607
                                 --------    -------    --------  ----------  ----------  ----------
NET ASSETS ATTRIBUTABLE TO
  ANNUITY CONTRACTHOLDERS......  $136,017    $97,895    $196,475  $1,585,669  $6,623,220  $2,595,123
                                 ========    =======    ========  ==========  ==========  ==========
ACCUMULATION UNITS.............     6,535      4,372       5,876      37,770     107,338      45,839
                                 ========    =======    ========  ==========  ==========  ==========
UNIT VALUE.....................  $  20.81    $ 22.39    $  33.44  $    41.98  $    61.70  $    56.61
                                 ========    =======    ========  ==========  ==========  ==========




--------

* Formerly, Intermediate Government Bond. Name changed May 1, 2007.


                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT
                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2007


                                               INFLATION-
                                       MONEY   PROTECTED     CORE               VALUE &    EQUITY
                                      MARKET  SECURITIES*    BOND    BALANCED    INCOME    GROWTH
                                      ------  -----------  -------  ---------  ---------  --------
NET INVESTMENT INCOME ALLOCATED FROM
  PORTFOLIOS (NOTE 2):
Interest income.....................  $7,307     $5,240    $ 9,567  $  37,647  $   5,387  $  2,127
Securities lending income (net).....      --         42          6        186        883       311
Dividend income.....................      --         --         --     17,954    150,765    29,365
Expenses (net of reimbursement).....    (378)      (375)      (704)    (8,270)   (34,884)  (16,345)
                                      ------     ------    -------  ---------  ---------  --------
Net investment income (loss)
  allocated from Portfolios.........   6,929      4,907      8,869     47,517    122,151    15,458
                                      ------     ------    -------  ---------  ---------  --------
EXPENSES (NOTE 4):
Mortality and expense risk..........   1,518      1,032      2,025     18,175     79,803    27,808
                                      ------     ------    -------  ---------  ---------  --------
NET INVESTMENT INCOME (LOSS)........   5,411      3,875      6,844     29,342     42,348   (12,350)
                                      ------     ------    -------  ---------  ---------  --------
REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS (NOTE 2):
Net realized gains (losses)
  allocated from Portfolios.........      --        573     (1,460)   101,870    445,845   356,370
Change in net unrealized
  appreciation (depreciation)
  allocated from Portfolios.........      --      3,856      4,180   (119,857)  (668,996)  (90,975)
                                      ------     ------    -------  ---------  ---------  --------
Net realized and unrealized gains
  (losses) on investments...........      --      4,429      2,720    (17,987)  (223,151)  265,395
                                      ------     ------    -------  ---------  ---------  --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS..  $5,411     $8,304    $ 9,564  $  11,355  $(180,803) $253,045
                                      ======     ======    =======  =========  =========  ========




--------

* Formerly, Intermediate Government Bond. Name changed May 1, 2007.


                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2007


                                            INFLATION-
                                   MONEY    PROTECTED     CORE                  VALUE &     EQUITY
                                  MARKET   SECURITIES*    BOND     BALANCED     INCOME      GROWTH
                                 --------  -----------  --------  ----------  ----------  ----------
FROM OPERATIONS:
Net investment income (loss)...  $  5,411    $ 3,875    $  6,844  $   29,342  $   42,348  $  (12,350)
Net realized gains (losses)
  allocated from Portfolios....        --        573      (1,460)    101,870     445,845     356,370
Change in net unrealized
  appreciation (depreciation)
  allocated from Portfolios....        --      3,856       4,180    (119,857)   (668,996)    (90,975)
                                 --------    -------    --------  ----------  ----------  ----------
Net increase (decrease) in net
  assets resulting from
  operations...................     5,411      8,304       9,564      11,355    (180,803)    253,045
                                 --------    -------    --------  ----------  ----------  ----------
FROM UNIT TRANSACTIONS (NOTE
  5):
Units sold.....................    37,220      7,386      55,412      58,433     268,213     212,125
Units redeemed.................   (25,227)    (6,598)    (40,225)   (110,809)   (559,864)   (367,407)
                                 --------    -------    --------  ----------  ----------  ----------
Net increase (decrease) in net
  assets resulting from unit
  transactions.................    11,993        788      15,187     (52,376)   (291,651)   (155,282)
                                 --------    -------    --------  ----------  ----------  ----------
Total increase (decrease) in
  net assets...................    17,404      9,092      24,751     (41,021)   (472,454)     97,763
NET ASSETS:
Beginning of year..............   118,613     88,803     171,724   1,626,690   7,095,674   2,497,360
                                 --------    -------    --------  ----------  ----------  ----------
End of year....................  $136,017    $97,895    $196,475  $1,585,669  $6,623,220  $2,595,123
                                 ========    =======    ========  ==========  ==========  ==========
Units outstanding beginning of
  year.........................     5,927      4,321       5,418      39,005     111,730      48,974
Units sold.....................     1,835        351       1,708       1,363       4,124       3,750
Units redeemed.................    (1,227)      (300)     (1,250)     (2,598)     (8,516)     (6,885)
                                 --------    -------    --------  ----------  ----------  ----------
Units outstanding end of year..     6,535      4,372       5,876      37,770     107,338      45,839
                                 ========    =======    ========  ==========  ==========  ==========




--------

* Formerly, Intermediate Government Bond. Name changed May 1, 2007.


                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2006


                                            INFLATION-
                                  MONEY     PROTECTED     CORE                  VALUE &      EQUITY
                                  MARKET   SECURITIES*    BOND     BALANCED      INCOME      GROWTH
                                ---------  -----------  --------  ----------  -----------  ----------
FROM OPERATIONS:
Net investment income (loss)..  $   4,473    $  3,498   $  6,316  $   26,861  $    25,275  $  (18,040)
Net realized gains (losses)
  allocated from Portfolios...         --**    (2,274)      (970)     74,984      508,151     159,262
Change in net unrealized
  appreciation (depreciation)
  allocated from Portfolios...         --         844       (416)     60,910      681,642     (73,996)
                                ---------    --------   --------  ----------  -----------  ----------
Net increase (decrease) in net
  assets resulting from
  operations..................      4,473       2,068      4,930     162,755    1,215,068      67,226
                                ---------    --------   --------  ----------  -----------  ----------
FROM UNIT TRANSACTIONS (NOTE
  5):
Units sold....................    125,590       7,982     17,984      69,566      395,175     133,631
Units redeemed................   (123,090)    (71,857)   (78,050)   (275,920)  (1,102,783)   (552,601)
                                ---------    --------   --------  ----------  -----------  ----------
Net increase (decrease) in net
  assets resulting from unit
  transactions................      2,500     (63,875)   (60,066)   (206,354)    (707,608)   (418,970)
                                ---------    --------   --------  ----------  -----------  ----------
Total increase (decrease) in
  net assets..................      6,973     (61,807)   (55,136)    (43,599)     507,460    (351,744)
NET ASSETS:
Beginning of year.............    111,640     150,610    226,860   1,670,289    6,588,214   2,849,104
                                ---------    --------   --------  ----------  -----------  ----------
End of year...................  $ 118,613    $ 88,803   $171,724  $1,626,690  $ 7,095,674  $2,497,360
                                =========    ========   ========  ==========  ===========  ==========
Units outstanding beginning of
  year........................      5,786       7,500      7,375      44,270      123,843      57,543
Units sold....................      6,391         397        582       1,787        6,771       2,679
Units redeemed................     (6,250)     (3,576)    (2,539)     (7,052)     (18,884)    (11,248)
                                ---------    --------   --------  ----------  -----------  ----------
Units outstanding end of
  year........................      5,927       4,321      5,418      39,005      111,730      48,974
                                =========    ========   ========  ==========  ===========  ==========




--------
*  Formerly, Intermediate Government Bond.  Name changed May 1, 2007.

**  Less than $1.00.


                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT
                               CALVERT SUBACCOUNT
                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2007


ASSETS:
Investments, at value (Notes 2 and 6)................................  $469,630
Receivable for securities sold.......................................        54
                                                                       --------
Total assets.........................................................   469,684
                                                                       --------
LIABILITIES:
Payable for units redeemed...........................................        54
Accrued mortality and expense risk...................................       438
                                                                       --------
Total liabilities....................................................       492
                                                                       --------
NET ASSETS ATTRIBUTABLE TO ANNUITY CONTRACTHOLDERS...................  $469,192
                                                                       ========
ACCUMULATION UNITS...................................................    14,732
                                                                       ========
UNIT VALUE...........................................................  $  31.85
                                                                       ========
INVESTMENTS, AT COST.................................................  $464,579
                                                                       ========





                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT
                               CALVERT SUBACCOUNT
                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME (NOTE 2):
Dividend income......................................................  $ 37,927
EXPENSES (NOTE 4):
Mortality and expense risk...........................................     5,169
                                                                       --------
NET INVESTMENT INCOME (LOSS).........................................    32,758
                                                                       --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE 2):
Net realized gains (losses) from securities..........................    (2,311)
Change in net unrealized appreciation (depreciation) on securities...   (22,787)
                                                                       --------
Net realized and unrealized gains (losses) on investments............   (25,098)
                                                                       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......  $  7,660
                                                                       ========





                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT
                               CALVERT SUBACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                                 2007       2006
                                                               --------   --------
FROM OPERATIONS:
Net investment income (loss).................................  $ 32,758   $ 13,265
Net realized gains (losses) from securities..................    (2,311)    (2,496)
Change in net unrealized appreciation (depreciation) on
  securities.................................................   (22,787)    20,287
                                                               --------   --------
Net increase (decrease) in net assets resulting from
  operations.................................................     7,660     31,056
                                                               --------   --------
FROM UNIT TRANSACTIONS (NOTE 5):
Units sold...................................................    56,136     39,805
Units redeemed...............................................   (44,535)   (24,339)
                                                               --------   --------
Net increase (decrease) in net assets from unit
  transactions...............................................    11,601     15,466
                                                               --------   --------
Total increase (decrease) in net assets......................    19,261     46,522
NET ASSETS:
Beginning of year............................................   449,931    403,409
                                                               --------   --------
End of year..................................................  $469,192   $449,931
                                                               ========   ========
Units outstanding beginning of year..........................    14,357     13,850
Units sold...................................................     1,761      1,332
Units redeemed...............................................    (1,386)      (825)
                                                               --------   --------
Units outstanding end of year................................    14,732     14,357
                                                               ========   ========





                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     Keynote Series Account (individually a "Subaccount", and collectively, "Keynote") is a separate investment account which was established on December 16, 1987 by MONY Life Insurance Company ("MONY") under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended. Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). MONY is the legal holder of the assets in Keynote.

     There are currently seven Subaccounts within Keynote which are available to contractholders of Group Plans. Six of the Subaccounts invest in a corresponding portfolio of Diversified Investors Portfolios (the "Portfolios"). The seventh Subaccount is a fund of fund that invests in the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc. ("Calvert"). The financial statements of the Portfolios and Calvert accompany this report and should be read in conjunction with Keynote's financial statements.

     At December 31, 2007, each of the Subaccounts' investment in the corresponding Portfolios was as follows:

                                                                 PERCENTAGE
SUBACCOUNT                                                INVESTMENT IN PORTFOLIO
----------                                                -----------------------
Money Market............................................            0.01
Inflation - Protected Securities*.......................            0.07
Core Bond...............................................            0.01
Balanced................................................            0.50
Value & Income..........................................            0.21
Equity Growth...........................................            0.11



--------

     * Formerly, Intermediate Government Bond.

     For information regarding each Portfolio's investments, please refer to the Portfolio of Investments section of the Portfolios' financial statements, or Calvert's investments in the Statement of Net Assets section of Calvert's financial statements which accompany this report.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by Keynote in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A.  INVESTMENTS:

     The investment by Keynote in the Portfolios reflects Keynote's proportionate interest in the net assets of each of the Portfolios. Valuation of the securities held in each of the Portfolios is discussed in Note 2A of the Portfolios' Notes to Financial Statements which accompanies this report.

     The investment in Calvert is valued at the net asset value per share determined as of the close of business of the New York Stock Exchange (typically, 4:00 P.M. Eastern time) on the valuation date. A description of the portfolio valuation policy for Calvert can be found in Note A of Calvert's Notes to Financial Statements which accompanies this report.

                             KEYNOTE SERIES ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     B. INVESTMENT INCOME:

     Each Keynote Subaccount, except the Calvert Subaccount, is allocated its share of income and expenses of its corresponding Portfolio. All of the investment income and expenses and realized and unrealized gains and losses from the security transactions of the corresponding Portfolio are allocated pro rata among the investors and are recorded by the Subaccounts on a daily basis.

     For the Calvert Subaccount, dividend income is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost.

     C. FEDERAL INCOME TAXES:

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains attributable to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

     D. OTHER:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS

     Purchases and sales of shares in Calvert were $93,422 and $49,018, respectively.

4. FEES AND TRANSACTIONS WITH AFFILIATES

     All Subaccounts, except the Calvert Subaccount, purchase interests in the Portfolios. The net assets of those Subaccounts reflect the investment management fee charged by Transamerica Asset Management, Inc. ("TAM"), the investment advisor, which provides investment advice and related services to the Portfolios. TAM is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a publicly traded international insurance group.

     MONY reserves the right to deduct an annual contract charge from a participant's account to reimburse MONY for administrative expenses relating to the maintenance of the variable annuity contracts. MONY has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.

     Daily charges to Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 1.10%; however, MONY reserves the right to charge maximum fees of 1.25% upon written notice.

5. GROUP PLAN ASSUMPTIONS

     On December 31, 1993, MONY entered into an agreement with Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), a wholly-owned subsidiary of AEGON which is an affiliate of the Portfolios, pursuant to which the Group Plans may be transferred through assumption reinsurance to

                             KEYNOTE SERIES ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. GROUP PLAN ASSUMPTIONS (CONTINUED)

TFLIC. Subject to receipt of any necessary state insurance department approvals and authorizations, each Group Plan contractholder receives materials relating to this assumption. The assumption reinsurance of any Group Plan to TFLIC will result in the transfer of the applicable assets out of Keynote and into a corresponding separate account of TFLIC. There were no assets transferred to TFLIC pursuant to this assumption reinsurance agreement for the years ended December 31, 2007 and December 31, 2006.

     The amounts related to assumptions, if any, would be reflected in the net asset value of units redeemed in the Statements of Changes in Net Assets.

6. PORTFOLIO INVESTMENTS

     Calvert invests in the Calvert Social Balanced Portfolio. At December 31, 2007, it holds 244,854 shares with a market value of $469,630.

7. REGULATORY MATTERS

     There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisors. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Portfolios' investment advisor, TAM, and certain affiliates and former employees of TAM, the SEC staff has indicated that it is likely to take some action against TAM and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any such action brought against TAM and/or its affiliates is difficult to assess at the present time, the Subaccounts currently believe that the likelihood that any such action will have a material adverse impact is remote. It is important to note that the Subaccounts are not aware of any allegation of wrongdoing against them at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Subaccounts, there can be no assurance at this time. TAM and its affiliates are actively working with the SEC in regard to this matter, however, the exact resolution cannot be determined at this time. TAM will take such actions that it deems necessary or appropriate to continue providing management services to the Portfolios and to bring all matters to an appropriate conclusion.

     TAM and/or its affiliates, and not the Portfolios or the Subaccounts, will bear the costs regarding the regulatory matters.

8. CONCENTRATIONS AND INDEMNIFICATIONS

     From time to time, Keynote may have a concentration of several unitholders holding a significant percentage of units outstanding. Investment activities of these unitholders could have a material impact on Keynote.

     In the normal course of business, Keynote enters into contracts that contain a variety of representations and warranties which provide general indemnifications. Keynote's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Keynote that have not yet occurred. However, based on experience, Keynote expects the risk of loss to be remote.

                             KEYNOTE SERIES ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. FINANCIAL HIGHLIGHTS

     For an accumulation unit outstanding throughout the year:


                                           INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                           ----------------------------------------

                             UNIT VALUE,   NET INVESTMENT       NET REALIZED AND           TOTAL INCOME       UNIT VALUE,
                            BEGINNING OF       INCOME           UNREALIZED GAINS           (LOSS) FROM           END OF
FOR THE YEAR ENDED              YEAR          (LOSS)(A)     (LOSSES) ON INVESTMENTS   INVESTMENT OPERATIONS       YEAR
------------------          ------------   --------------   -----------------------   ---------------------   -----------
MONEY MARKET
12/31/2007................     $20.01          $ 0.80                $   --                   $ 0.80             $20.81
12/31/2006................      19.29            0.72                  0.00(c)                  0.72              20.01
12/31/2005................      18.91            0.37                  0.01                     0.38              19.29
12/31/2004................      18.84            0.06                  0.01                     0.07              18.91
12/31/2003................      18.81            0.03                 (0.00)(c)                 0.03              18.84
INFLATION-PROTECTED
  SECURITIES
12/31/2007................      20.55            0.87                  0.97                     1.84              22.39
12/31/2006................      20.08            0.68                 (0.21)                    0.47              20.55
12/31/2005................      20.03            0.46                 (0.41)                    0.05              20.08
12/31/2004................      19.94            0.27                 (0.18)                    0.09              20.03
12/31/2003................      19.84            0.37                 (0.27)                    0.10              19.94
CORE BOND
12/31/2007................      31.69            1.21                  0.54                     1.75              33.44
12/31/2006................      30.76            1.04                 (0.11)                    0.93              31.69
12/31/2005................      30.38            0.88                 (0.50)                    0.38              30.76
12/31/2004................      29.35            0.75                  0.28                     1.03              30.38
12/31/2003................      28.36            0.71                  0.28                     0.99              29.35
BALANCED
12/31/2007................      41.70            0.76                 (0.48)                    0.28              41.98
12/31/2006................      37.73            0.63                  3.34                     3.97              41.70
12/31/2005................      36.13            0.42                  1.18                     1.60              37.73
12/31/2004................      33.73            0.38                  2.02                     2.40              36.13
12/31/2003................      28.97            0.33                  4.43                     4.76              33.73
VALUE & INCOME
12/31/2007................      63.51            0.38                 (2.19)                   (1.81)             61.70
12/31/2006................      53.20            0.21                 10.10                    10.31              63.51
12/31/2005................      50.32            0.14                  2.74                     2.88              53.20
12/31/2004................      45.06            0.31                  4.95                     5.26              50.32
12/31/2003................      36.00            0.32                  8.74                     9.06              45.06
EQUITY GROWTH
12/31/2007................      50.99           (0.27)                 5.89                     5.62              56.61
12/31/2006................      49.51           (0.33)                 1.81                     1.48              50.99
12/31/2005................      46.70           (0.36)                 3.17                     2.81              49.51
12/31/2004................      43.82           (0.20)                 3.08                     2.88              46.70
12/31/2003................      35.00           (0.28)                 9.10                     8.82              43.82
CALVERT
12/31/2007................      31.34            2.24                 (1.73)                    0.51              31.85
12/31/2006................      29.13            0.95                  1.26                     2.21              31.34
12/31/2005................      27.87            0.21                  1.05                     1.26              29.13
12/31/2004................      26.03            0.18                  1.66                     1.84              27.87
12/31/2003................      22.05            0.23                  3.75                     3.98              26.03



--------

(a) Calculated based upon average units outstanding.
(b) Portfolio turnover of the Portfolio or the Calvert subaccount.
(c) Amount rounds to less than one penny per share.
(d) Includes reimbursement of fees at the underlying Portfolio level.
(e) Includes the effect of buying and selling TBA securities used in dollar roll transactions at the underlying Portfolio level. Refer to Note 2I of the Portfolio's Notes to Financial Statements which accompany this report.
(f) Ratios exclude expenses incurred by the Calvert Social Balanced Portfolio.

                                                   RATIOS TO AVERAGE NET ASSETS
                         -------------------------------------------------------------------------------
                                                EXPENSES, INCLUDING                       NET INVESTMENT
NET ASSETS,              EXPENSES, INCLUDING      EXPENSES OF THE                         INCOME (LOSS)
   END OF       TOTAL      EXPENSES OF THE       PORTFOLIO (NET OF     NET INVESTMENT        (NET OF         PORTFOLIO
    YEAR       RETURN         PORTFOLIO           REIMBURSEMENTS)       INCOME (LOSS)    REIMBURSEMENTS)    TURNOVER(B)
-----------    ------    -------------------    -------------------    --------------    ---------------    -----------

 $  136,017      4.00%           1.37%                  1.37%                3.92%             3.92%             N/A
    118,613      3.73            1.38                   1.38                 3.68              3.68              N/A
    111,640      2.01            1.38                   1.21                 1.77              1.94              N/A
    199,750      0.37            1.38                   1.11                 0.06              0.33              N/A
    303,125      0.16            1.36                   1.22                 0.05              0.19              N/A

     97,895      8.95            1.52                   1.50(d)              4.11              4.13              340%
     88,803      2.34            1.51                   1.50(d)              3.38              3.39              525
    150,610      0.25            1.50                   1.50                 2.30              2.30              756
    255,011      0.45            1.52                   1.50(d)              1.35              1.37              554
    297,517      0.50            1.49                   1.49                 1.87              1.87              392

    196,475      5.52            1.48                   1.48                 3.72              3.72              503(e)
    171,724      3.02            1.48                   1.48                 3.38              3.38              487(e)
    226,860      1.25            1.49                   1.49                 2.88              2.88            1,003(e)
    265,058      3.51            1.49                   1.49                 2.52              2.52              885(e)
    290,520      3.49            1.49                   1.49(d)              2.45              2.45              922(e)

  1,585,669      0.67            1.62                   1.60(d)              1.76              1.78              226(e)
  1,626,690     10.52            1.63                   1.60(d)              1.58              1.61              224(e)
  1,670,289      4.43            1.64                   1.60(d)              1.11              1.15              367(e)
  1,709,648      7.12            1.62                   1.60(d)              1.09              1.11              338(e)
  1,622,505     16.43            1.61                   1.60(d)              1.06              1.07              377(e)

  6,623,220     (2.85)           1.58                   1.58(d)              0.58              0.58               30
  7,095,674     19.38            1.58                   1.58                 0.37              0.37               31
  6,588,214      5.72            1.58                   1.58                 0.27              0.27               89
  6,997,827     11.67            1.58                   1.58                 0.67              0.67               44
  6,634,100     25.17            1.57                   1.57(d)              0.83              0.83               70

  2,595,123     11.02            1.75                   1.75(d)             (0.49)            (0.49)             129
  2,497,360      2.99            1.74                   1.74                (0.68)            (0.68)              84
  2,849,104      6.02            1.75                   1.75                (0.77)            (0.77)              76
  3,211,862      6.57            1.75                   1.75                (0.46)            (0.46)             129
  3,272,429     25.20            1.75                   1.70                (0.76)            (0.71)              61

    469,192      1.63            1.10(f)                1.10(f)              6.97              6.97               11
    449,931      7.59            1.10(f)                1.10(f)              3.19              3.19                7
    403,409      4.52            1.10(f)                1.10(f)              0.76              0.76                8
    362,164      7.07            1.10(f)                1.10(f)              0.67              0.67                6
    313,285     18.05            2.03                   2.03                 0.95              0.95              374

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the Board of Directors of MONY Life Insurance Company and the Contractholders of Keynote Series Account:

     In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market, Inflation-Protected Securities, Core Bond, Balanced, Value & Income, Equity Growth, and Calvert Subaccounts (constituting the "Keynote Series Account") at December 31, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 29, 2008

                      (This page intentionally left blank)

                        DIVERSIFIED INVESTORS PORTFOLIOS
                                MANAGEMENT REVIEW

                                DECEMBER 31, 2007
                                   (UNAUDITED)

     PLEASE NOTE THAT ANY PERFORMANCE FIGURES DISCUSSED BELOW REPRESENT PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. VISIT WWW.DIVINVEST.COM FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END. THE RETURN PROVIDED FOR A PARTICULAR ISSUER HELD BY A SERIES REPRESENTS THE RETURN FROM THE SECURITY FOR THE ACTUAL PERIOD HELD BY THE SERIES, WHICH MAY BE SHORTER THAN THE TWELVE-MONTH REPORTING PERIOD.

                               MONEY MARKET SERIES

     In 2007, the Money Market Series returned 5.17% for the year, outdistancing the 4.74% return of its benchmark, the Citigroup Treasury Bill 3-month Index. The year was dominated by fallout from the sub-prime mortgage crisis, which led to a massive downgrading of hundreds of securities and a shying away from risky assets. A flight to the safety of U.S. Treasuries pushed interest rates downward and credit spreads wider. The yield difference between three-month LIBOR (an interest rate at which banks can borrow funds, in marketable size, from other banks in the London inter-bank market) and three-month Treasury Bills (a short-term debt obligation backed by the U.S. government with a maturity of less than one year), known as the TED spread, ended 2007 at roughly +146 basis points (1.46 percentage points), down from a peak of 240 basis points in late August, but much higher than the year-earlier level of 35 basis points.

     The Federal Reserve's three interest rate cuts in the fall brought the federal funds rate down a full percentage point. As interest rates fell, the yield curve steepened. Three-month T-bill rates fell 177 basis points during the year to end at 3.24% while 10-year Treasury note yields fell 68 basis points to finish at 4.02%. After virtually shutting down in the third quarter, asset-backed commercial paper showed some signs of recovery late in the year as spreads started to stabilize. In the flight to quality that characterized the second half of the year, money market funds attracted $720 billion in new investments, reaching an all-time high of $3.1 trillion.

     The Series maintained its strong focus on the highest rated securities, but lengthened its average duration to 46 days at year-end from 40 days at the end of the third quarter. This included an increase in allocation to 91-180-day maturities, from 11% in the third quarter to 34% at year-end. The Series also exited all asset-backed commercial paper in the final quarter, while substantially increasing its exposure to U.S. government securities. Bank-issued securities dominated the portfolio, with 62% of the Series' allocation at year-end.

                            HIGH QUALITY BOND SERIES

     The High Quality Bond Series returned 5.34% for the year, lagging the 7.32% return of the Merrill Lynch 1-3 Year Treasury Index but outpacing the 4.87% return of the Morningstar Short Term Bond Universe Median.

     The year began with short-duration bonds outperforming duration-neutral Treasuries. Mortgage-backed securities contributed significantly to the Series' performance. During the second quarter, a widening in yield spreads and increased volatility in most bond sectors detracted from returns. The third quarter was a difficult one for non-Treasury investment grade bond sectors. The sub-prime mortgage market imploded, and a sharp increase in risk aversion led to a liquidity crisis in the bond market for several weeks in August. Treasury bonds rallied and the spreads on all other sectors widened substantially. As the quarter ended, a degree of normalcy returned to bond markets, but the fourth quarter

                        DIVERSIFIED INVESTORS PORTFOLIOS
                          MANAGEMENT REVIEW (CONTINUED)

                                DECEMBER 31, 2007
                                   (UNAUDITED)


continued to be challenging. A flight to quality continued, as concerns increased about consumer weakness and the possibility of a recession.

     Although absolute returns were very strong in the third and fourth quarters, non-Treasury investment grade bonds underperformed duration-neutral Treasuries. Asset-backed securities (ABS) continued to experience unprecedented spread widening and underperformed Treasuries, but the Series' ABS holdings performed well relative to the overall ABS market. The corporate sector continued to face significant turbulence, with several financial firms taking additional write-downs and making changes in leadership. The banking and brokerage sub-sectors were among the weakest performers. Among commercial mortgage-backed securities, the underwriting standards for deals underwritten before 2005 were stronger than the standards used in more recent deals. Consequently, the managers favored investing in the older, more seasoned deals and have begun to benefit from the market recognizing the higher-quality underwriting in its valuation of these deals. The implied government guarantee helped residential mortgage-backed securities compared to other spread sectors, which did not hold up as well under the increased pressure of negative headlines.

                      INFLATION-PROTECTED SECURITIES SERIES

     The Inflation-Protected Securities Series returned 8.45% for the eight months from May 1, 2007 to year-end, outperforming the 8.14% return of the Lehman U.S. Treasury Inflation-Protected Securities Index over the same period. The Inflation-Protected Securities Series returned 10.16% for the year. Prior to May 1, 2007, the Series' mandate was an Intermediate Government Bond Series and performance prior to that date is not necessarily reflective of the Series' current strategy. The Series returned 1.58% for the first four months of the year, trailing the 1.98% return of the Lehman Brothers Intermediate Government Bond Index.

     The steepening of the yield curve started in the 1st quarter of 2007 and continued all year. Because of this, the longer duration government bonds trailed the intermediate government bonds even with interest rates falling. The Series benefited from the Series' yield-curve positioning; however, performance was hurt by exposure to asset-backed securities and commercial mortgage-backed securities. The Series' duration was neutral for the period.

     In the spring, inflation appeared to be slowing despite rises in energy prices. Because U.S. real interest rates appeared fair and breakeven interest rate spreads approached multi-year lows across the yield curve, the Series benefited from a short duration stance in May and exposure to the more attractive European real rates along with a U.S. yield curve steepening strategy in June.

     In the third quarter, with inflation expectations seeming too high based on the slowing economy, the Series was marginally short duration and exited yield curve steepening trades. Performance was enhanced by the Series' U.S. yield curve positioning, but it was held back by a small mortgage-backed securities exposure as well as corporate and non-dollar bonds.

     In the fourth quarter, the Series' performance was given a substantial lift from its short duration stance. Detracting slightly from performance were non-dollar exposure and holdings in mortgage-backed and asset-backed securities and corporate bonds.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                          MANAGEMENT REVIEW (CONTINUED)

                                DECEMBER 31, 2007
                                   (UNAUDITED)

                                CORE BOND SERIES

     The Core Bond Series returned 6.67% for the year, trailing the 6.96% return of the Lehman Aggregate Bond Index but outpacing the 5.20% return of the Morningstar Intermediate Term Bond Universe Median. In a turbulent and challenging year in the fixed income markets, the Series was able to avoid some of the market dislocation created as a result of the sub-prime mortgage crisis and the ensuing credit crunch.

     The year began innocuously enough, but with some signs of credit problems looming and the Federal Reserve caught between concerns with inflation and a possible slowing economy. In the third quarter, the credit crunch hit very suddenly, with a quick drying out of liquidity in the bond market. The Fed finally took action to reassure markets and restore liquidity. A flight to quality caused Treasury bonds to rally and yield spreads on all other sectors to widen dramatically.

     Throughout it all, the Series tactically traded both duration and yield curve positioning, moving quarter by quarter -- from a short duration relative to the index to a modestly long duration with a yield curve flattening bias in the second quarter, and then to a modestly short duration and a yield curve steepening bias through the last half of the year. Overall, the Series was hurt by its exposure to mortgage-backed securities, including commercial mortgage-backed securities, and by its small exposure to non-dollar bonds. However, the Series added to its performance through positive duration and curve positioning in the third and fourth quarters. Looking ahead, the Series' managers are seeking opportunities to add high-quality assets, such as commercial mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations.

                            TOTAL RETURN BOND SERIES

     The Total Return Bond Series returned 3.81% for the year, trailing the 6.96% return of the Lehman Aggregate Bond Index and the 5.20% return of the Morningstar Intermediate Term Bond Universe Median. It was a turbulent and challenging year in the fixed income markets, and the Series was affected by the market dislocation that occurred as a result of the sub-prime mortgage collapse and the ensuing credit crunch. The Series' performance was hurt by an overweight exposure to the mortgage-backed bond sector, as spreads widened and volatility surged. Performance was also held back by an emphasis on lower-quality credits as yield spreads spiked in the wake of the sub-prime lending crisis. On a positive note, tactically driven duration positioning contributed modestly as bond yields rallied. And a curve-steepening strategy paid off as the spread between the two- and 10-year yields widened during the year.

     The Series' managers continue to run a slightly long duration position as a hedge against deeper economic dislocation and ongoing volatility in non-Treasury bonds. The Series is also hedged against the possibility of rising inflation concerns through a moderate allocation to Treasury inflation-protected securities. As a further hedge, the Series added duration to short-term bonds in the belief the yield curve would steepen should the Federal Reserve ease interest rates more aggressively. At year-end, the Series' largest sector overweight was in mortgage-backed securities, particularly agency pass-throughs, as they are insulated from default risk and have traditionally performed well during periods of slowing growth.

                             HIGH YIELD BOND SERIES

     The High Yield Bond Series returned 2.02% for the year, trailing the 2.19% return of the Merrill Lynch High Yield Master II Index but slightly outpacing the 1.81% return of the Morningstar High Yield Bond Universe Median. Credit selection was the primary reason for the Series' performance.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                          MANAGEMENT REVIEW (CONTINUED)

                                DECEMBER 31, 2007
                                   (UNAUDITED)

     Security selection was a positive in the automotive and auto parts sector and in transportation ex air/rail. In addition to sidestepping the losses incurred in automotive and auto parts securities within the benchmark, the Series benefited from a substantially underweighted position in the sector. In transportation ex air/rail, the Series had outstanding results, surpassing the benchmark sector's returns by more than 23%, but the impact on Series' performance was muted by the sector's modest weighting in both the portfolio and benchmark.

     Sector allocation also had a positive impact overall. In addition to the Series' gain from underweighting the weak auto sector, it benefited from its minimal exposure to the deeply troubled homebuilders/real estate sector. Only partly offsetting this were overweighted positions in two relatively weak sectors -- super retail and gaming. The negative aspects of an underweight to energy were offset by strong performance in holdings within the sector.

     The Series' major focus on B-rated bonds was constructive as they had above-benchmark returns and the portfolio's holdings outperformed those in the high yield benchmark. Performance was boosted by the Series' strong credit selection within intermediate duration bonds.

                                 BALANCED SERIES

     The Balanced Series returned 1.79% for the year underperforming the 6.22% return of the hybrid benchmark, 60% S&P 500 Index and 40% Lehman Brothers Aggregate Index, and the 6.16% return of the Morningstar Moderate Allocation Universe Median. The Series' equity portion had slim gains and trailed the benchmark S&P 500 Index. Weak stock selection detracted from performance almost across the board. Results were disappointing in the weak financials sector, but holdings in the information technology, energy, consumer staples, health care, telecommunication services and utilities sectors all trailed their benchmark sectors. Only industrials stocks outperformed their benchmark sector. Sector allocation had only a marginally negative impact on Series performance.

     It was a turbulent and challenging year in the fixed income markets, and the Series' fixed income portion was affected by the market dislocation that occurred as a result of the sub-prime mortgage collapse and the ensuing credit crunch. Performance was hurt by an overweight exposure to the mortgage-backed securities sector, as spreads widened and volatility surged. Performance was also held back by an emphasis on lower-quality credits as yield spreads spiked in the wake of the sub-prime lending crisis.

     The Series' managers continue to run a slightly long duration position as a hedge against deeper economic dislocation and ongoing volatility in non-Treasury bonds. The Series is also hedged against the possibility of rising inflation concerns through a moderate allocation to Treasury inflation-protected securities. As a further hedge, the Series added duration to short-term bonds in the belief the yield curve would steepen should the Federal Reserve ease interest rates more aggressively. At year-end, the Series' largest sector overweight was in mortgage-backed securities, particularly agency pass-throughs, as they have historically been more insulated from default risk and have traditionally performed well during periods of slowing growth.

                              VALUE & INCOME SERIES

     The Series lost 1.75% for the year, trailing the -0.17% return of the Russell 1000 Value Index and the 1.87% return of the Morningstar Large Value Universe. The Series' underperformance relative to its large-capitalization value benchmark was primarily due to poor stock selection, particularly in the

                        DIVERSIFIED INVESTORS PORTFOLIOS
                          MANAGEMENT REVIEW (CONTINUED)

                                DECEMBER 31, 2007
                                   (UNAUDITED)


consumer discretionary sector. This was partially offset by positive performance in the information technology and industrials sectors relative to the benchmark. Sector allocation was also a slightly negative factor overall, with an overweighted position in the weak consumer discretionary sector and underweights in the strong energy and utilities sectors. On the other hand, a significantly underweighted position in the financials sector helped relative returns.

     Large-cap financial stocks sold off precipitously last year, particularly those with direct exposure to the sub-prime mortgage market. These included Citigroup (-45%), Merrill Lynch & Co. (-41%) and Federal National Mortgage Association (Fannie Mae) (-30%). Citigroup and Merrill reported multi-billion-dollar mortgage-related losses and needed to record massive write-downs late in the year. Fannie Mae, which regulates the flow of U.S. mortgage funds, came crashing down in November thanks to the U.S. housing market's growing problems and the much tighter credit market. Consumer electronics retailer Circuit City (-76%) was hit hard by a slowdown in the sales of flat screen and projection televisions and an overall loss of market share.

     Oil giants Chevron Corp. (31%), Exxon Mobil (24%), and ConocoPhillips (25%) all had highly profitable years and their shareholders were rewarded. Holding large amounts of all three stocks helped the Series to partly offset the negative impact of losses in financials. Booming sales and higher profit margins due to soaring oil prices boosted the performance of all three stocks.

                                  VALUE SERIES

     The Series lost 11.06% for the year, trailing the 0.17% loss of the Russell 1000 Value Index and the 1.87% return of the Morningstar Large Value Universe. The Series' poor performance relative to its benchmark was due in equal part to stock selection and sector allocation. By far the most damaging element was stock selection within the consumer discretionary sector. The financials sector was another area where the Series' holdings lagged the benchmark's results. Partly offsetting these areas of disappointment were positive stock selection in utilities and information technology. The portfolio was also underweight the energy sector, which gained 32% in the benchmark index. Performance was further held back by a large overweighted position in the weak consumer discretionary sector. Several stocks that had the worst impact on performance were related to the sub-prime mortgage meltdown and its subsequent drag on residential home construction and home financing. Long-term holdings, Centex (-55%), Pulte Homes (-68%) and Lennar Corp. (-61%) were adversely affected by the sharp decline in the housing market. Within the financial sector, Washington Mutual (-68%), one of the largest home lenders sold off dramatically in the fourth quarter. In addition to lost business and the need to boost loan loss provisions related to mortgage business, Washington Mutual shares fell on the news that the New York state attorney general was investigating the firm for inflated home appraisals.

     Computer software giant Microsoft (21%) performed well, with strong profits and sales, including its Xbox video game system. Flowserve Corp. (99%), a manufacturer of industrial pumps and valves, that serves the booming oil and gas industry among others, exceeded expectations on very strong global sales growth. Diversified insurance firm Unum Group (16%) was rewarded for consistently exceeded income forecasts.

                             GROWTH & INCOME SERIES

     The Series gained 2.11% for the year, lagging the 5.50% return of the S&P 500 Index and the 12.86% return of the Morningstar Large Growth Universe Median. The Series' relative underperformance

                        DIVERSIFIED INVESTORS PORTFOLIOS
                          MANAGEMENT REVIEW (CONTINUED)

                                DECEMBER 31, 2007
                                   (UNAUDITED)


primarily came from poor stock selection in the financials, information technology and consumer staples sectors. Although the Series' energy holdings gained 24.8% overall, they lagged the 34.4% return of the energy sector within the benchmark. That was offset only slightly by better performance relative to the benchmark within the industrials and materials sectors. Sector allocation had only a minor negative impact, with that coming from a slight overweight in the weak consumer discretionary sector and a minor underweight in consumer staples, a sector that performed well.

     Financial services firms sold off dramatically last year, with many hurting from direct or even indirect exposure to the downtrodden sub-prime mortgage market. Both Washington Mutual (-68%) and Citigroup (-45%) were caught in that downdraft. Washington Mutual was also the subject of a probe into its home appraisals, which were alleged to be artificially high. Telecommunications firm Sprint Nextel (-30%) suffered from a mix of poor operational execution and strong competition. Time Warner (-23%), the large media company, saw its stock price fall partly as a result of slow growth and increased competition in the cable industry.

     Diversified oil giant Exxon Mobil (24%) enjoyed a strong year thanks to soaring oil prices, booming sales and healthy profit margins. Computer and consumer electronics firm Apple (133%) had a spectacular year, with strong sales in its line of Mac computers on top of the huge popularity of its iPods and iPhones. Computer software maker Microsoft (21%) performed well also, with strong profits and sales, including its Xbox video game system.

                              EQUITY GROWTH SERIES

     The Series advanced 12.25% for the year, outpacing the 11.81% return of the Russell 1000 Growth Index but trailing the 12.86% return of the Morningstar Large Growth Universe Median. The Series owed its performance to strong stock selection, some of which was offset by poor sector allocation. The three sectors where stock picking made the greatest positive impact were energy, materials and consumer discretionary. In materials and energy, the Series had returns of 70% and 57%, respectively, compared to benchmark gains of 39% in each of those sectors. Stock selection was also strong in telecommunications services, but that sector had a limited impact on performance because of a portfolio weighting of less than 2%. The Series lost some ground because of overweighted positions in the poor performing telecommunications and consumer discretionary sectors and underweights in the more robust consumer staples and information technology sectors.

     Computer and consumer electronics firm Apple (133%) had a spectacular year, with strong sales in its line of Mac computers on top of the huge popularity of its iPods and iPhones. Agricultural firm Monsanto (114%) had very healthy sales growth, as it benefited from strong global demand for corn-based ethanol. Oilfield services company Schlumberger (57%) had consistently strong revenues and income in a very robust industry. Search engine firm Google (50%) continued to outperform expectations, recording yet another very positive year. The company also increased its revenue and net income by acquiring several companies and forming new partnerships.

     Cable provider Comcast Corp (-35%) was hurt by slower subscriber growth and competition from telephone companies. Toyota Motor Corp. (-21%) had a successful year in sales, surpassing Ford as the number two car seller in the United States, but this was not reflected in its stock price. Biotechnology leader Genentech (-17%) suffered from disappointing sales growth, increased competition and concerns about political obstacles relating to generic drugs.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                          MANAGEMENT REVIEW (CONTINUED)

                                DECEMBER 31, 2007
                                   (UNAUDITED)

                            AGGRESSIVE EQUITY SERIES

     The Series returned 28.50% for the year, easily outpacing the 11.81% return of the Russell 1000 Growth Index and the 12.86% return of the Morningstar Large Growth Universe Median. The Series owed its performance to strong stock selection. Performance was significantly stronger than the benchmark in seven sectors -- industrials, health care, consumer discretionary, financials, information technology, materials and telecommunications services. The two most notable contributing sectors were industrials and health care. In industrials, the Series notched a gain of 60% vs. the benchmark sector's 14% return. In health care, the Series' holdings outperformed the sector's representation within the index by 29%. In terms of absolute performance, materials was the leading sector by far, with an astounding 105% gain. However, materials had little impact on the Series' overall performance because of a very minor (2.3%) weighting.

     Computer and consumer electronics firm Apple (133%) contributed handsomely, benefiting from strong sales in its line of Mac computers as well as the huge popularity of its iPods and iPhones. Intuitive Surgical (238%), a manufacturer of robotic arm surgical instruments, enjoyed very strong year-over-year growth in profit and revenues. Solar power product provider Sunpower Corp (250%) benefited from very rapid sales and profits growth as it continued to fire on all cylinders. Similarly, First Solar Inc. (157%), a manufacturer of solar modules to convert sunlight into electricity, experienced very dynamic bottom-line and top-line growth. Search engine firm Google (50%) continued to outperform expectations, recording yet another very positive year. The company also increased its revenue and net income by acquiring several companies and forming new partnerships.

     Akamai Technologies (-36%), which supports the delivery of content and applications over the Internet, was punished by the market despite strong growth in profits and sales. Varian Semiconductor (-29%), a supplier of processing equipment used in manufacturing semiconductors, saw its stock price slide in late October after not meeting earnings expectations. Nutri/System (-32%), which markets a weight loss system, lost ground as its earnings forecast shrunk due to hefty competition.

                              MID-CAP VALUE SERIES

     The Series gained 2.62% for the year, outperforming the -1.42% return of the Russell Midcap Value Index and the 0.97% return of the Morningstar MidCap Value Universe Median. The Series' strong relative performance was due to good stock selection in several sectors as well as positive sector allocation. The greatest impact in both factors was exhibited in the financials and industrials sectors. Stock selection was also positive in the utilities and information technology sectors. The only sectors where poor stock selection detracted notably from performance were energy and materials. Even there, however, absolute returns were positive. Energy holdings gained 31% compared with 46% in the benchmark, while materials stocks gained 20% overall in the portfolio compared with 27% in the benchmark index.

     The Series benefited from an overweighted position in industrials, which had decent market performance, and an underweight in financials, which was the weakest sector in 2007 because of fallout related to the sub-prime mortgage crisis. There was a slight drag on performance caused by underweighted positions in the energy and the materials sectors, which also did well.

     Aerospace supplier Goodrich Corp. (57%) enjoyed strong sales of its aerospace components along with improved operating efficiencies, both of which led to higher profits. Trane Inc. (47%), formerly American Standard Companies, a manufacturer of heating, ventilation and air conditioning (HVAC) systems, received a boost from its announced acquisition by diversified industrial firm Ingersoll-Rand. Energy marketer PPL Corp. (49%) benefited from higher profit margins in the robust energy sector.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                          MANAGEMENT REVIEW (CONTINUED)

                                DECEMBER 31, 2007
                                   (UNAUDITED)


Aircraft manufacturer Textron (54%) soared to higher profits with a tailwind of greater demand in its helicopter and jet aircraft business.

     Like so many other financial services firms, MBIA (-74%) sold off dramatically from the sub-prime mortgage debacle. The stock of semiconductor company LSI Corp. (-41%) slid when LSI announced substantial restructuring costs after acquiring a rival chip-maker, Agere Systems. IStar Financial (-42%), a commercial real estate finance firm, was hurt by reduced earnings expectations related to the overall downturn in the real estate industry.

                              MID-CAP GROWTH SERIES

     The Mid-Cap Growth Series gained 30.42% for the year, strongly outpacing the 11.42% return of the Russell Midcap Growth Index and the 14.68% return of the Morningstar Mid Cap Growth Universe Median. The Series profited from outstanding stock selection, which was only slightly offset by sub-par sector allocation. The most dramatic gains due to stock picking were made in the industrials sector, along with consumer discretionary, health care, materials and, to a lesser degree, financials and information technology. Consumer staples was the only sector where stock selection hurt returns. The two places where sector allocation held back returns were an underweight in the top-performing energy sector and an overweighted position in the weak consumer staples sector.

     Intuitive Surgical (238%), a manufacturer of robotic arm surgical instruments, enjoyed very strong year-over-year growth in profit and revenues. Owens-Illinois (132%), a glass container maker, benefited from strong sales, better-than-expected profit margins and favorable currency exchange rates. Cameron International (81%), an oil and gas industry equipment supplier, saw its stock rise steadily as demand for its equipment rose due to an increase in drilling and production activities. Chicago Bridge & Iron (122%), an engineering and construction company, logged higher profits, building on strong demand from the oil and gas industry. First Solar (170%), a manufacturer of solar modules to convert sunlight into electricity, experienced very dynamic bottom-line and top-line growth.

     Clearwire Corp. (-50%), which provides wireless broadband connectivity, fell because of heavy expenses that overrode strong revenue growth. Phillips Van Heusen (-31%), an apparel maker, tumbled because of softening consumer demand. Varian Semiconductor (-26%), a supplier of processing equipment used in manufacturing semiconductors, saw its stock price slide in late October after not meeting earnings expectations.

                             SMALL-CAP VALUE SERIES

     The Series lost 7.74% for the year, but was ahead of the 9.77% decline in the Russell 2000 Value Index. The Morningstar Small Cap Value Universe Median was down 6.41% for the year. The year was an unfavorable one within the small-capitalization value segment, as it trailed all other U.S. stock market segments. The Series' relative performance came equally from stock picking and sector allocation. The Series outperformed the index in the consumer discretionary, information technology and financials sectors, due largely to stock selection. However, it lagged in the materials and consumer staples sectors. In materials, the Series' holdings underperformed the benchmark sector, but the impact was minimized by the portfolio's small allocation to the sector. However, this underweighted position within the strong-performing materials sector (24% benchmark return) hurt results from a sector allocation perspective. This was partly offset by an underweight in the troubled financials sector and an overweight in health care, which was in good condition for the quarter.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                          MANAGEMENT REVIEW (CONTINUED)

                                DECEMBER 31, 2007
                                   (UNAUDITED)

     Generic drug-maker Perrigo (104%) gained from posting a higher profit and having a patent suit for a heartburn drug settled by a partner firm. United Industrial (60%), an aerospace and defense supplier, benefited from strong sales and its acquisition by Textron. Exponent (45%), an engineering consulting firm, enjoyed very strong revenue growth in a number of its businesses and improved profit margins.

     Pantry (-44%), a convenience store chain, announced disappointing earnings for the year and subsequently sold-off. Syneron Medical (-51%), which provides non-invasive aesthetic medical products, stumbled late in the year on the delayed launch of a cellulite treatment system and an anti-wrinkle applicator. Mannatech (-56%), a nutritional supplement maker, was weakened by a lawsuit from the Texas attorney general, claiming it had used deceptive trade practices.

                              SPECIAL EQUITY SERIES

     The Series lost 4.49% for the year, trailing the Russell 2000 Index, which had a 1.57% decline and the Morningstar Small Cap Blend Universe Median of -1.77%. The Series' underperformance was mainly due to weak stock selection as well as mildly unfavorable sector allocation. Stock selection was a negative factor in the health care, industrials and information technology sectors. However, good performance relative to the index helped in the financials and materials sectors. Unfortunately, the impact of a 54% return within the materials sector -- compared with 26% in the benchmark -- was quite small because of the portfolio's modest weighting in that sector. That underweighting detracted from performance from a sector allocation viewpoint as did an overweighted position in the volatile financials sector.

     Two financials holdings were among the Series' biggest losers -- RAIT Financial Trust (-71%) and E* Trade Financial (-78%). RAIT, a real estate investment trust, was hurt by its exposure to faulty collateralized debt obligations tied to American Home Mortgage, a bankrupt home lender. E*Trade, an online brokerage, saw its price decline after announcing higher loan loss provisions and slower business growth. Nutri/System (-57%), which markets a weight loss system, lost ground as its earnings forecast shrunk due to an unfavorable competitive landscape. Shares of Quiksilver (-46%), a sportswear and sporting goods company, sold-off in December on a loss due to charges related to discontinued operations and forecasts of challenges that lie ahead.

     Fertilizer makers CF Holdings (178%) and Terra Industries (163%) benefited greatly from strong global demand and U.S. subsidies for corn production to be used for ethanol. Crocs (70%), the maker of popular footwear, saw its revenue and profit increase rapidly as global demand for its products was very strong.

                             SMALL-CAP GROWTH SERIES

     The Series returned 8.64% for the year, outpacing the 7.04% gain of the Russell 2000 Growth Index as well as the 7.99% gain of the Morningstar Small Cap Growth Universe Median. The Series' outperformance was largely due to favorable stock selection. Two sectors -- industrials and information technology -- were almost entirely responsible for the outperformance. Holdings in the industrials sector returned 19.6% for the Series compared with 10.1% for the benchmark sector. Similarly, the portfolio's information technology holdings out gained those in the benchmark 14.0% to 7.8% Adding to these strong gains were slightly positive stock selection in the health care and consumer staples sectors. These were partly negated by relatively weak results in the materials and financials sectors.

     Aquantive Inc. (152%) an online advertising firm, gained substantially when it was acquired by Microsoft in August. FTI Consulting (121%), a global business consulting firm, had strong growth in

                        DIVERSIFIED INVESTORS PORTFOLIOS
                          MANAGEMENT REVIEW (CONTINUED)

                                DECEMBER 31, 2007
                                   (UNAUDITED)


revenues, reflecting its aggressive global growth stemming from a number of foreign acquisitions and increased demand for its services. Priceline.com (163%), an online travel firm, was rewarded for greatly exceeding expectations. M&F Worldwide (158%), a provider of checks and operational services in the banking industry, gained from its merger with check provider Harland.

     Wet Seal (-65%), a teen clothing retailer, registered a loss as a result of weak same-store sales in a challenging retail sales environment. LJ International (-61%), a marketer of gemstones, stumbled on news of several class action lawsuits filed against the firm for issuing false and misleading statements. Digital River (-40%) a provider of global e-commerce services, fell on delays of the launch of Symantec's global subscription business and other business slowdowns or delays.

                           INTERNATIONAL EQUITY SERIES

     The International Equity Series gained 11.69% for the year, trailing the 12.92% return of the MSCI World ex-US Index and the 12.32% return of the Morningstar Foreign Large Blend Universe Median. The year was a good one for international stocks generally, with the majority of countries in the index posting positive returns. Notable exceptions were Ireland and Japan; both countries were hurt late in the year by their large exposure to the financial sector. It was an outstanding year for emerging markets, as well, with the MSCI Emerging Markets Index posting a 36.48% gain for 2007.

     While the Series does have some exposure to the emerging markets, the primary driver of returns was strong stock selection across multiple countries and sectors. On a relative basis, the portfolio benefited from strong performance in the information technology and the industrial sectors. Within the information technology sector, portfolio holdings returned 32.35% versus 11.07% for the benchmark holdings. These returns were largely driven by Nokia (+75.12%), Nintendo (+134.23%) and an out-of-benchmark position in Research in Motion (+166.24%).

     Within the industrial sector, portfolio holdings returned 29.65% versus 17.87% for the benchmark. Notable positions in this sector included Vestas Wind Systems (+156.28%) and Suntech Power Holdings (+77.35%).

     On a somewhat more negative note, the Series' holdings in the consumer discretionary sector detracted from returns on both an absolute and a relative basis. The Series' holdings returned -1.95%, while the benchmark's positions returned 5.08%. Arcandor AG (-26.83%), Germany's largest department store chain accounted for much of this underperformance, as did positions in Sony Corp (-10.62%) and Porsche Auto (-7.12%).

                        DIVERSIFIED INVESTORS PORTFOLIOS
                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2007


                                                                        HIGH         INFLATION-
                                                        MONEY          QUALITY       PROTECTED
                                                       MARKET           BOND       SECURITIES(1)
                                                   --------------   ------------   -------------
ASSETS:
Securities, at value, including investments held
  as collateral for
  securities out on loan (Notes 2 and 4).........  $  879,815,045   $894,562,680    $156,101,970
Repurchase agreements (cost equals market
  value).........................................     165,334,138     14,024,289       6,413,422
Cash at broker...................................              --             --              --
Foreign currency holdings, at value (cost $4,992
  and $27,137,049, respectively).................              --             --           5,100
Receivable for securities sold...................              --             --      10,901,807
Receivable for principal paydowns................              --         43,386              --
Unrealized appreciation on foreign currency
  forward contracts (Note 8).....................              --             --              --
Swap contracts, at value.........................              --             --              --
Variation margin receivable......................              --             --           5,487
Interest receivable..............................       5,944,892      6,726,909       1,208,707
Dividends receivable.............................              --             --              --
Foreign tax reclaim receivable...................              --             --              --
Receivable from Advisor..........................              --             --          14,932
Receivable from securities lending (net).........              --         19,255              --
                                                   --------------   ------------    ------------
Total assets.....................................   1,051,094,075    915,376,519     174,651,425
                                                   --------------   ------------    ------------
LIABILITIES:
Due to Advisor...................................              --             --              --
Due to Custodian.................................              --             --           7,170
Due to Broker for swap contracts.................              --             --              --
Collateral for securities out on loan............              --     81,761,901      15,142,100
Payable for securities purchased.................              --             --      10,397,288
Securities sold short, at value (proceeds
  $167,288,668)..................................              --             --              --
Written options, at value (premium $123,969,
  $198,268 and $75,443, respectively)............              --             --              --
Swap contracts, at value (premium received
  $345,011)......................................              --             --              --
Unrealized depreciation on foreign currency
  forward contracts (Note 8).....................              --             --           6,102
Variation margin payable.........................              --             --              --
Accrued investment advisory fees.................         220,650        248,126          43,999
Accrued expenses.................................          77,320         75,253          41,370
Contingent liability (Note 6)....................              --             --              --
                                                   --------------   ------------    ------------
Total liabilities................................         297,970     82,085,280      25,638,029
                                                   --------------   ------------    ------------
NET ASSETS.......................................  $1,050,796,105   $833,291,239    $149,013,396
                                                   ==============   ============    ============

SECURITIES, AT COST..............................  $  879,815,045   $892,751,400    $150,910,949
                                                   ==============   ============    ============




--------

(1) Formerly, Intermediate Government Bond. Name changed May 1, 2007 (Note 1).


                       See notes to financial statements.

                      TOTAL           HIGH
     CORE            RETURN           YIELD                           VALUE &
     BOND             BOND            BOND          BALANCED          INCOME            VALUE
--------------    ------------    ------------    ------------    --------------    ------------


$2,299,237,280    $468,421,691    $502,812,747    $352,104,405    $3,342,054,313    $143,669,446
    39,004,146      43,753,077      27,708,526       1,057,415        66,991,506       6,665,697
            --       2,055,237              --       1,587,089                --              --

    27,203,788              --              --              --                --              --
   248,771,408       7,369,805              --         386,437        32,385,567              --
        46,169          91,511              --          16,792                --              --
        70,805          40,602              --          22,557                --              --
    42,696,671              --              --              --                --              --
            --              --              --              --                --              --
    16,726,969       2,987,086      10,627,278       1,089,420            31,441           1,700
            --           1,137              --         227,904         4,337,802         174,462
            --              --              --              --                49              --
            --           8,155              --          14,810                --           1,158
         8,120           7,709              --              --                --           1,036
--------------    ------------    ------------    ------------    --------------    ------------
 2,673,765,356     524,736,010     541,148,551     356,506,829     3,445,800,678     150,513,499
--------------    ------------    ------------    ------------    --------------    ------------

            --              --              --              --             6,925              --
            --              --              --         247,304            50,155              --
     3,800,000              --              --              --                --              --
    20,483,129      24,138,321              --      11,679,276       206,427,670       8,440,760
   209,593,811     108,965,468       2,108,812      24,900,559        72,787,602         404,913
   167,626,566              --              --              --                --              --

        94,937         450,797              --         176,031                --              --
    21,389,076              --              --              --                --              --
       471,898          94,190              --          38,541                --              --
       581,820         628,564              --         620,330                --              --
       663,017         114,205         251,529         123,747         1,221,683          60,444
       181,586          56,969          61,192          85,858           281,868          41,456
            --              --              --              --                --              --
--------------    ------------    ------------    ------------    --------------    ------------
   424,885,840     134,448,514       2,421,533      37,871,646       280,775,903       8,947,573
--------------    ------------    ------------    ------------    --------------    ------------
$2,248,879,516    $390,287,496    $538,727,018    $318,635,183    $3,165,024,775    $141,565,926
==============    ============    ============    ============    ==============    ============

$2,281,775,217    $473,414,435    $525,640,666    $341,237,658    $2,998,961,495    $169,516,747
==============    ============    ============    ============    ==============    ============


                        DIVERSIFIED INVESTORS PORTFOLIOS
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                DECEMBER 31, 2007

                                                     GROWTH &         EQUITY        AGGRESSIVE
                                                      INCOME          GROWTH          EQUITY
                                                   ------------   --------------   ------------
ASSETS:
Securities, at value, including investments held
  as collateral for securities out on loan (Notes
  2 and 4).......................................  $946,180,668   $2,464,365,656   $455,758,068
Repurchase agreements (cost equals market
  value).........................................     7,080,636       72,528,255      4,360,811
Foreign currency holdings, at value (cost
  $6,187,368)....................................            --               --             --
Receivable for securities sold...................            --       21,722,339             --
Unrealized appreciation on foreign currency
  forward contracts (Note 8).....................            --               --             --
Interest receivable..............................         6,592           20,230          4,211
Dividends receivable.............................     1,005,684        2,859,801        113,165
Foreign tax reclaim receivable...................            --          238,683         15,799
Receivable from Advisor..........................            --               --             --
Receivable from securities lending (net).........            --               --         29,435
                                                   ------------   --------------   ------------
Total assets.....................................   954,273,580    2,561,734,964    460,281,489
                                                   ------------   --------------   ------------
LIABILITIES:
Due to Advisor...................................        12,388            9,508          5,651
Due to Custodian.................................       897,770           13,027             --
Collateral for securities out on loan............    49,509,121      106,513,377     31,770,694
Payable for securities purchased.................            --        8,968,181        803,340
Unrealized depreciation on foreign currency
  forward contracts (Note 8).....................            --           10,710             --
Variation margin payable.........................        10,325               --             --
Accrued investment advisory fees.................       469,420        1,296,358        279,878
Accrued expenses.................................       112,735          162,950         48,932
Contingent liability (Note 6)....................            --               --             --
                                                   ------------   --------------   ------------
Total liabilities................................    51,011,759      116,974,111     32,908,495
                                                   ------------   --------------   ------------
NET ASSETS.......................................  $903,261,821   $2,444,760,853   $427,372,994
                                                   ============   ==============   ============

SECURITIES, AT COST..............................  $890,061,642   $2,219,037,143   $366,346,064
                                                   ============   ==============   ============





                       See notes to financial statements.

    MID-CAP          MID-CAP        SMALL-CAP         SPECIAL         SMALL-CAP      INTERNATIONAL
     VALUE           GROWTH           VALUE           EQUITY           GROWTH           EQUITY
--------------    ------------    ------------    --------------    ------------    --------------


$1,099,544,561    $380,091,021    $223,213,189    $1,147,956,807    $196,521,383    $2,385,206,044
    30,287,152       3,822,912       3,558,021        30,010,481       3,273,334        21,533,562
            --              --              --                --              --         6,203,030
     1,654,876              --         710,730         1,610,778         844,867         4,424,124
            --              --              --                --              --             9,468
        20,336           5,839           5,318            29,762           4,124            20,089
     2,344,422          65,401         440,828         1,446,767          57,074         1,687,194
            54             501              --                --              --         1,401,055
         7,272              --          17,240                --           8,738                --
            --          29,759          30,912           104,187             360             9,078
--------------    ------------    ------------    --------------    ------------    --------------
 1,133,858,673     384,015,433     227,976,238     1,181,158,782     200,709,880     2,420,493,644
--------------    ------------    ------------    --------------    ------------    --------------

            --           1,872              --            15,085              --             7,260
         9,868              --              --                --              --                --
   135,672,142      46,035,620      41,860,487       225,270,316      32,007,250       150,909,501
     9,338,587         543,267         809,735         4,886,850       1,719,104         3,499,738
            --              --              --                --              --            49,391
            --              --              --             4,950              --                --
       565,004         204,882         131,267           658,644         123,826         1,449,437
        95,862          40,888          38,144           125,474          42,379           516,803
            --              --              --                --              --                --
--------------    ------------    ------------    --------------    ------------    --------------
   145,681,463      46,826,529      42,839,633       230,961,319      33,892,559       156,432,130
--------------    ------------    ------------    --------------    ------------    --------------
$  988,177,210    $337,188,904    $185,136,605    $  950,197,463    $166,817,321    $2,264,061,514
==============    ============    ============    ==============    ============    ==============

$1,098,641,825    $312,482,061    $241,655,247    $1,166,574,840    $186,550,985    $1,995,795,084
==============    ============    ============    ==============    ============    ==============


                        DIVERSIFIED INVESTORS PORTFOLIOS
                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2007


                                                                        HIGH        INFLATION-
                                                         MONEY        QUALITY       PROTECTED
                                                         MARKET         BOND      SECURITIES(1)
                                                      -----------   -----------   -------------
INVESTMENT INCOME (NOTE 2):
Interest income.....................................  $52,279,104   $40,177,503    $ 8,097,451
Securities lending income (net).....................           --        90,651         62,727
Dividend income.....................................           --            --             --
Less: foreign withholding taxes.....................           --            --             --
                                                      -----------   -----------    -----------
Total income........................................   52,279,104    40,268,154      8,160,178
                                                      -----------   -----------    -----------
EXPENSES (NOTE 2):
Investment advisory fees............................    2,470,667     2,964,178        504,521
Custody fees........................................      179,609       181,861         43,215
Audit fees..........................................       25,088        27,454         29,683
Legal fees..........................................        9,790         8,171         23,001
Reports to shareholders.............................        7,761         6,826          1,047
Other fees..........................................       25,520        21,536          3,416
                                                      -----------   -----------    -----------
Total expenses......................................    2,718,435     3,210,026        604,883
Expenses reimbursed by the Advisor..................           --            --        (28,288)
                                                      -----------   -----------    -----------
Net expenses........................................    2,718,435     3,210,026        576,595
                                                      -----------   -----------    -----------
NET INVESTMENT INCOME (LOSS)........................   49,560,669    37,058,128      7,583,583
                                                      -----------   -----------    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS (NOTE 2):
Net realized gains (losses) on transactions from:
  Securities........................................           --    (1,923,414)       (68,196)
  Swap contracts....................................           --            --             --
  Futures...........................................           --            --        881,554
  Written options...................................           --            --        (25,193)
  Foreign currency transactions.....................           --            --         16,933
Change in net unrealized appreciation (depreciation)
  on:
  Securities........................................           --     8,617,100      5,178,149
  Futures...........................................           --            --         40,010
  Written options...................................           --            --             --
  Short sales.......................................           --            --             --
  Swap contracts....................................           --            --             --
  Foreign currency translations.....................           --            --         (5,995)
                                                      -----------   -----------    -----------
Net realized and unrealized gains (losses) on
  investments.......................................           --     6,693,686      6,017,262
                                                      -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $49,560,669   $43,751,814    $13,600,845
                                                      ===========   ===========    ===========




--------

   (1) Formerly, Intermediate Government Bond. Name changed May 1, 2007 (Note
       1).


                       See notes to financial statements.

                   TOTAL
    CORE           RETURN       HIGH YIELD                        VALUE &
    BOND            BOND           BOND          BALANCED          INCOME           VALUE
------------    -----------    ------------    ------------    -------------    ------------

$112,094,674    $15,173,349    $ 46,317,717    $  8,350,574    $   2,632,712    $    280,605
      74,235         80,148              --          40,660          427,366         106,684
          --          7,735         243,164       3,974,776       73,276,270       2,667,441
          --             --              --              --         (117,479)         (3,791)
------------    -----------    ------------    ------------    -------------    ------------
 112,168,909     15,261,232      46,560,881      12,366,010       76,218,869       3,050,939
------------    -----------    ------------    ------------    -------------    ------------

   7,565,607        979,640       2,991,943       1,652,426       15,877,576         739,305
     575,304        134,139         132,256         213,450          630,520          56,150
      28,073         31,637          28,307          30,013           28,326          31,700
      22,050          3,999           9,977           4,850          284,180           2,365
      17,554          1,821           4,291             734           28,086           1,009
      53,835          5,700          13,932          10,943          100,217           3,444
------------    -----------    ------------    ------------    -------------    ------------
   8,262,423      1,156,936       3,180,706       1,912,416       16,948,905         833,973
          --        (37,347)             --         (76,387)            (935)        (20,757)
------------    -----------    ------------    ------------    -------------    ------------
   8,262,423      1,119,589       3,180,706       1,836,029       16,947,970         813,216
------------    -----------    ------------    ------------    -------------    ------------
 103,906,486     14,141,643      43,380,175      10,529,981       59,270,899       2,237,723
------------    -----------    ------------    ------------    -------------    ------------


   1,613,025      2,491,296       2,952,445      23,853,101      217,908,338      11,397,018
  (6,958,491)            --              --              --               --              --
 (10,986,521)      (138,634)             --      (1,229,894)              --              --
     601,920        253,229              --         156,168               --              --
    (671,561)         6,799              --           5,836               --              --

  34,725,558     (4,902,953)    (36,569,793)    (25,339,060)    (321,315,389)    (32,193,627)
    (557,797)      (492,038)             --        (194,590)              --              --
      48,766       (255,269)             --        (105,594)              --              --
  (1,274,030)            --              --              --               --              --
  18,346,702             --              --              --               --              --
   1,510,940        (62,108)             --         (26,976)              --              32
------------    -----------    ------------    ------------    -------------    ------------
  36,398,511     (3,099,678)    (33,617,348)     (2,881,009)    (103,407,051)    (20,796,577)
------------    -----------    ------------    ------------    -------------    ------------
$140,304,997    $11,041,965    $  9,762,827    $  7,648,972    $ (44,136,152)   $(18,558,854)
============    ===========    ============    ============    =============    ============


                        DIVERSIFIED INVESTORS PORTFOLIOS
                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                                       GROWTH &        EQUITY       AGGRESSIVE
                                                        INCOME         GROWTH         EQUITY
                                                     ------------   ------------   -----------
INVESTMENT INCOME (NOTE 2):
Interest income....................................  $    453,592   $  2,082,446   $   134,566
Securities lending income (net)....................       199,992        302,329       358,933
Dividend income....................................    17,606,844     28,915,602     1,987,378
Less: foreign withholding taxes....................       (17,130)      (330,191)      (17,624)
                                                     ------------   ------------   -----------
Total income.......................................    18,243,298     30,970,186     2,463,253
                                                     ------------   ------------   -----------
EXPENSES (NOTE 2):
Investment advisory fees...........................     6,367,153     15,336,383     2,956,916
Custody fees.......................................       297,734        494,404       111,974
Audit fees.........................................        26,854         27,889        27,500
Legal fees.........................................        19,043         33,863         3,780
Reports to shareholders............................         8,747         20,639         2,585
Other fees.........................................        30,195         68,269        10,949
                                                     ------------   ------------   -----------
Total expenses.....................................     6,749,726     15,981,447     3,113,704
Expenses reimbursed by the Advisor.................        (2,107)        (1,414)      (41,955)
                                                     ------------   ------------   -----------
Net expenses.......................................     6,747,619     15,980,033     3,071,749
                                                     ------------   ------------   -----------
NET INVESTMENT INCOME (LOSS).......................    11,495,679     14,990,153      (608,496)
                                                     ------------   ------------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS (NOTE 2):
Net realized gains (losses) on transactions from:
  Securities.......................................   107,079,379    348,335,738    61,547,685
  Swap contracts...................................            --             --            --
  Futures..........................................       118,470             --            --
  Written options..................................            --             --            --
  Foreign currency transactions....................            --        117,775            --
Change in net unrealized appreciation
  (depreciation) on:
  Securities.......................................   (89,665,034)   (77,579,651)   34,636,483
  Futures..........................................       (22,990)            --            --
  Written options..................................            --             --            --
  Short sales......................................            --             --            --
  Swap contracts...................................            --             --            --
  Foreign currency translations....................           623          2,387            --
                                                     ------------   ------------   -----------
Net realized and unrealized gains (losses) on
  investments......................................    17,510,448    270,876,249    96,184,168
                                                     ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $ 29,006,127   $285,866,402   $95,575,672
                                                     ============   ============   ===========





                       See notes to financial statements.

   MID-CAP        MID-CAP        SMALL-CAP        SPECIAL        SMALL-CAP     INTERNATIONAL
    VALUE          GROWTH          VALUE           EQUITY          GROWTH          EQUITY
------------    -----------    ------------    -------------    -----------    -------------

$  1,317,466    $   312,310    $    280,488    $   1,111,559    $    57,938    $   1,093,309
     285,000        306,043         439,591        1,741,484        134,044          737,929
  20,231,843      1,024,150       4,089,362       13,240,171        618,115       74,291,655
     (68,542)        (3,554)             --               --             --       (5,494,989)
------------    -----------    ------------    -------------    -----------    -------------
  21,765,767      1,638,949       4,809,441       16,093,214        810,097       70,627,904
------------    -----------    ------------    -------------    -----------    -------------

   7,044,321      2,249,015       1,787,887        9,060,023      1,467,190       17,026,492
     248,583         60,142          46,392          412,328         61,450        2,491,766
      21,702         23,298          23,477           30,015         13,708           30,375
      23,893          4,447          21,732           22,428          9,973           28,476
      10,065          1,721           1,500            2,175            371           18,190
      29,580          8,651           6,045           31,890          4,741           63,765
------------    -----------    ------------    -------------    -----------    -------------
   7,378,144      2,347,274       1,887,033        9,558,859      1,557,433       19,659,064
     (18,406)        (4,698)        (33,735)          (2,600)       (39,650)          (1,288)
------------    -----------    ------------    -------------    -----------    -------------
   7,359,738      2,342,576       1,853,298        9,556,259      1,517,783       19,657,776
------------    -----------    ------------    -------------    -----------    -------------
  14,406,029       (703,627)      2,956,143        6,536,955       (707,686)      50,970,128
------------    -----------    ------------    -------------    -----------    -------------


 107,279,128     53,287,127      12,414,521      128,170,653     18,244,723      308,594,249
          --             --              --               --             --               --
          --             --              --         (282,395)            --               --
          --             --              --               --             --               --
        (579)            --              --               --             --         (291,865)

 (98,285,078)    30,493,595     (30,333,479)    (174,038,203)    (4,729,580)    (116,188,288)
          --             --              --           78,107             --               --
          --             --              --               --             --               --
          --             --              --               --             --               --
          --             --              --               --             --               --
          --             --              --               --             --           75,039
------------    -----------    ------------    -------------    -----------    -------------
   8,993,471     83,780,722     (17,918,958)     (46,071,838)    13,515,143      192,189,135
------------    -----------    ------------    -------------    -----------    -------------
$ 23,399,500    $83,077,095    $(14,962,815)   $ (39,534,883)   $12,807,457    $ 243,159,263
============    ===========    ============    =============    ===========    =============


                        DIVERSIFIED INVESTORS PORTFOLIOS
                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2007


                                                                          HIGH         INFLATION-
                                                        MONEY           QUALITY        PROTECTED
                                                        MARKET            BOND       SECURITIES(1)
                                                   ---------------   -------------   -------------
FROM OPERATIONS:
Net investment income (loss).....................  $    49,560,669   $  37,058,128    $  7,583,583
Net realized gains (losses) on transactions from:
  Securities.....................................               --      (1,923,414)        (68,196)
  Swap contracts.................................               --              --              --
  Futures........................................               --              --         881,554
  Written options................................               --              --         (25,193)
  Foreign currency transactions..................               --              --          16,933
Change in net unrealized appreciation
  (depreciation) on:
  Securities.....................................               --       8,617,100       5,178,149
  Futures........................................               --              --          40,010
  Written options................................               --              --              --
  Short sales....................................               --              --              --
  Swap contracts.................................               --              --              --
  Foreign currency translations..................               --              --          (5,995)
                                                   ---------------   -------------    ------------
Net increase (decrease) in net assets resulting
  from operations................................       49,560,669      43,751,814      13,600,845
                                                   ---------------   -------------    ------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
Contributions....................................    2,954,349,154     284,629,480      72,255,744
Withdrawals......................................   (2,879,054,327)   (312,713,241)    (87,524,361)
                                                   ---------------   -------------    ------------
Net increase (decrease) in net assets resulting
  from transactions in investors' beneficial
  interests......................................       75,294,827     (28,083,761)    (15,268,617)
                                                   ---------------   -------------    ------------
Net increase (decrease) in net assets............      124,855,496      15,668,053      (1,667,772)
NET ASSETS:
Beginning of year................................      925,940,609     817,623,186     150,681,168
                                                   ---------------   -------------    ------------
End of year......................................  $ 1,050,796,105   $ 833,291,239    $149,013,396
                                                   ===============   =============    ============




--------

     (1)  Formerly, Intermediate Government Bond. Name changed May 1, 2007 (Note
          1).


                       See notes to financial statements.

                      TOTAL            HIGH
     CORE            RETURN           YIELD                             VALUE &
     BOND             BOND             BOND           BALANCED           INCOME            VALUE
--------------    ------------    -------------    -------------    ---------------    ------------

$  103,906,486    $ 14,141,643    $  43,380,175    $  10,529,981    $    59,270,899    $  2,237,723

     1,613,025       2,491,296        2,952,445       23,853,101        217,908,338      11,397,018
    (6,958,491)             --               --               --                 --              --
   (10,986,521)       (138,634)              --       (1,229,894)                --              --
       601,920         253,229               --          156,168                 --              --
      (671,561)          6,799               --            5,836                 --              --

    34,725,558      (4,902,953)     (36,569,793)     (25,339,060)      (321,315,389)    (32,193,627)
      (557,797)       (492,038)              --         (194,590)                --              --
        48,766        (255,269)              --         (105,594)                --              --
    (1,274,030)             --               --               --                 --              --
    18,346,702              --               --               --                 --              --
     1,510,940         (62,108)              --          (26,976)                --              32
--------------    ------------    -------------    -------------    ---------------    ------------
   140,304,997      11,041,965        9,762,827        7,648,972        (44,136,152)    (18,558,854)
--------------    ------------    -------------    -------------    ---------------    ------------

   568,414,773     333,268,808      201,336,632       87,795,282        819,077,669     102,985,023
  (537,661,703)    (74,659,704)    (174,702,497)    (158,457,872)    (1,148,860,468)    (44,143,149)
--------------    ------------    -------------    -------------    ---------------    ------------

    30,753,070     258,609,104       26,634,135      (70,662,590)      (329,782,799)     58,841,874
--------------    ------------    -------------    -------------    ---------------    ------------
   171,058,067     269,651,069       36,396,962      (63,013,618)      (373,918,951)     40,283,020

 2,077,821,449     120,636,427      502,330,056      381,648,801      3,538,943,726     101,282,906
--------------    ------------    -------------    -------------    ---------------    ------------
$2,248,879,516    $390,287,496    $ 538,727,018    $ 318,635,183    $ 3,165,024,775    $141,565,926
==============    ============    =============    =============    ===============    ============


                        DIVERSIFIED INVESTORS PORTFOLIOS
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                                     GROWTH &          EQUITY         AGGRESSIVE
                                                      INCOME           GROWTH           EQUITY
                                                  --------------   --------------   -------------
FROM OPERATIONS:
Net investment income (loss)....................  $   11,495,679   $   14,990,153   $    (608,496)
Net realized gains (losses) on transactions
  from:
  Securities....................................     107,079,379      348,335,738      61,547,685
  Swap contracts................................              --               --              --
  Futures.......................................         118,470               --              --
  Written options...............................              --               --              --
  Foreign currency transactions.................              --          117,775              --
Change in net unrealized appreciation
  (depreciation) on:
  Securities....................................     (89,665,034)     (77,579,651)     34,636,483
  Futures.......................................         (22,990)              --              --
  Written options...............................              --               --              --
  Short sales...................................              --               --              --
  Swap contracts................................              --               --              --
  Foreign currency translations.................             623            2,387              --
                                                  --------------   --------------   -------------
Net increase (decrease) in net assets resulting
  from operations...............................      29,006,127      285,866,402      95,575,672
                                                  --------------   --------------   -------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
Contributions...................................     165,902,628      418,682,402     153,288,730
Withdrawals.....................................    (450,667,179)    (786,705,407)   (204,159,316)
                                                  --------------   --------------   -------------
Net increase (decrease) in net assets resulting
  from transactions in investors' beneficial
  interests.....................................    (284,764,551)    (368,023,005)    (50,870,586)
                                                  --------------   --------------   -------------
Net increase (decrease) in net assets...........    (255,758,424)     (82,156,603)     44,705,086
NET ASSETS:
Beginning of year...............................   1,159,020,245    2,526,917,456     382,667,908
                                                  --------------   --------------   -------------
End of year.....................................  $  903,261,821   $2,444,760,853   $ 427,372,994
                                                  ==============   ==============   =============





                       See notes to financial statements.

   MID-CAP          MID-CAP         SMALL-CAP         SPECIAL         SMALL-CAP      INTERNATIONAL
    VALUE            GROWTH           VALUE           EQUITY           GROWTH           EQUITY
-------------    -------------    ------------    --------------    ------------    --------------

$  14,406,029    $    (703,627)   $  2,956,143    $    6,536,955    $   (707,686)   $   50,970,128

  107,279,128       53,287,127      12,414,521       128,170,653      18,244,723       308,594,249
           --               --              --                --              --                --
           --               --              --          (282,395)             --                --
           --               --              --                --              --                --
         (579)              --              --                --              --          (291,865)

  (98,285,078)      30,493,595     (30,333,479)     (174,038,203)     (4,729,580)     (116,188,288)
           --               --              --            78,107              --                --
           --               --              --                --              --                --
           --               --              --                --              --                --
           --               --              --                --              --                --
           --               --              --                --              --            75,039
-------------    -------------    ------------    --------------    ------------    --------------
   23,399,500       83,077,095     (14,962,815)      (39,534,883)     12,807,457       243,159,263
-------------    -------------    ------------    --------------    ------------    --------------

  375,357,719       87,068,838      55,225,734       275,074,602      53,591,068       730,849,563
 (347,554,214)    (142,866,090)    (91,443,032)     (496,898,715)    (54,584,208)     (811,099,785)
-------------    -------------    ------------    --------------    ------------    --------------

   27,803,505      (55,797,252)    (36,217,298)     (221,824,113)       (993,140)      (80,250,222)
-------------    -------------    ------------    --------------    ------------    --------------
   51,203,005       27,279,843     (51,180,113)     (261,358,996)     11,814,317       162,909,041

  936,974,205      309,909,061     236,316,718     1,211,556,459     155,003,004     2,101,152,473
-------------    -------------    ------------    --------------    ------------    --------------
$ 988,177,210    $ 337,188,904    $185,136,605    $  950,197,463    $166,817,321    $2,264,061,514
=============    =============    ============    ==============    ============    ==============


                        DIVERSIFIED INVESTORS PORTFOLIOS
                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2006



                                                                      HIGH         INFLATION-
                                                    MONEY           QUALITY        PROTECTED
                                                    MARKET            BOND       SECURITIES(1)
                                               ---------------   -------------   -------------
FROM OPERATIONS:
Net investment income (loss).................  $    42,013,106   $  32,679,639   $   8,427,753
Net realized gains (losses) on transactions
  from:
  Securities.................................            3,069      (3,537,144)     (4,284,109)
  Swap contracts.............................               --              --              --
  Futures....................................               --              --              --
  Written options............................               --              --              --
  Foreign currency transactions..............               --              --              --
Change in net unrealized appreciation
  (depreciation) on:
  Securities.................................               --       5,974,556       1,003,748
  Futures....................................               --              --              --
  Written options............................               --              --              --
  Short sales................................               --              --              --
  Swap contracts.............................               --              --              --
  Foreign currency translations..............               --              --              --
                                               ---------------   -------------   -------------
Net increase (decrease) in net assets
  resulting from operations..................       42,016,175      35,117,051       5,147,392
                                               ---------------   -------------   -------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
Contributions................................    3,826,219,117     473,191,503      61,946,831
Withdrawals..................................   (3,708,071,941)   (479,084,534)   (177,519,578)
                                               ---------------   -------------   -------------
Net increase (decrease) in net assets
  resulting from transactions in investors'
  beneficial interests.......................      118,147,176      (5,893,031)   (115,572,747)
                                               ---------------   -------------   -------------
Net increase (decrease) in net assets........      160,163,351      29,224,020    (110,425,355)
NET ASSETS:
Beginning of year............................      765,777,258     788,399,166     261,106,523
                                               ---------------   -------------   -------------
End of year..................................  $   925,940,609   $ 817,623,186   $ 150,681,168
                                               ===============   =============   =============




--------

(1)    Formerly, Intermediate Government Bond. Name changed May 1, 2007 (Note
       1).


                       See notes to financial statements.

                            TOTAL            HIGH
           CORE            RETURN           YIELD                             VALUE &
           BOND             BOND             BOND           BALANCED          INCOME            VALUE
      --------------    ------------    -------------    -------------    --------------    ------------


      $   92,310,620    $  3,955,397    $  35,746,824    $  10,580,519    $   47,215,411    $    769,673


         (15,300,239)        326,862        4,415,516       17,865,917       237,630,133       3,727,354
          (2,724,944)             --               --               --                --              --
           8,144,851          15,462               --          (45,252)               --              --
             536,040          31,702               --           60,625                --              --
             264,388         (31,694)          (4,253)        (117,991)               --              --


             181,854         (63,335)      11,570,829       14,431,295       327,033,667       5,766,022
          (2,947,122)        (15,115)              --           21,196                --              --
            (136,174)          2,740               --            5,006                --              --
           1,503,739              --               --               --                --              --
           3,305,904              --               --               --                --              --
          (1,473,081)          6,996            2,243           50,342                --             (33)
      --------------    ------------    -------------    -------------    --------------    ------------


          83,665,836       4,229,015       51,731,159       42,851,657       611,879,211      10,263,016
      --------------    ------------    -------------    -------------    --------------    ------------


         642,373,668      97,088,124      179,319,765       89,543,901       898,961,139      71,879,254
        (701,111,090)    (50,753,571)    (144,748,123)    (161,494,412)     (989,956,921)    (15,997,876)
      --------------    ------------    -------------    -------------    --------------    ------------


         (58,737,422)     46,334,553       34,571,642      (71,950,511)      (90,995,782)     55,881,378
      --------------    ------------    -------------    -------------    --------------    ------------
          24,928,414      50,563,568       86,302,801      (29,098,854)      520,883,429      66,144,394


       2,052,893,035      70,072,859      416,027,255      410,747,655     3,018,060,297      35,138,512
      --------------    ------------    -------------    -------------    --------------    ------------
      $2,077,821,449    $120,636,427    $ 502,330,056    $ 381,648,801    $3,538,943,726    $101,282,906
      ==============    ============    =============    =============    ==============    ============


                        DIVERSIFIED INVESTORS PORTFOLIOS
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                      FOR THE YEAR ENDED DECEMBER 31, 2006




                                                  GROWTH &          EQUITY         AGGRESSIVE
                                                   INCOME           GROWTH           EQUITY
                                               --------------   --------------   -------------
FROM OPERATIONS:
Net investment income (loss).................  $   12,883,130   $   10,764,574   $    (650,069)
Net realized gains (losses) on transactions
  from:
  Securities.................................      90,273,462      151,657,940      27,520,364
  Swap contracts.............................              --               --              --
  Futures....................................         126,420               --              --
  Written options............................              --               --              --
  Foreign currency transactions..............              --              893              --
Change in net unrealized appreciation
  (depreciation) on:
  Securities.................................      26,080,459      (62,370,923)     (3,115,975)
  Futures....................................          27,131               --              --
  Written options............................              --               --              --
  Short sales................................              --               --              --
  Swap contracts.............................              --               --              --
  Foreign currency translations..............              87               15              --
                                               --------------   --------------   -------------
Net increase (decrease) in net assets
  resulting from operations..................     129,390,689      100,052,499      23,754,320
                                               --------------   --------------   -------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
Contributions................................     289,738,820      619,135,082     140,452,458
In-Kind Transfer (Note 2P)...................              --               --              --
Withdrawals..................................    (438,868,133)    (779,652,186)   (163,667,930)
                                               --------------   --------------   -------------
Net increase (decrease) in net assets
  resulting from
  transactions in investors' beneficial
  interests..................................    (149,129,313)    (160,517,104)    (23,215,472)
                                               --------------   --------------   -------------
Net increase (decrease) in net assets........     (19,738,624)     (60,464,605)        538,848
NET ASSETS:
Beginning of year............................   1,178,758,869    2,587,382,061     382,129,060
                                               --------------   --------------   -------------
End of year..................................  $1,159,020,245   $2,526,917,456   $ 382,667,908
                                               ==============   ==============   =============





                       See notes to financial statements.

   MID-CAP          MID-CAP         SMALL-CAP         SPECIAL         SMALL-CAP      INTERNATIONAL
    VALUE            GROWTH           VALUE           EQUITY           GROWTH           EQUITY
-------------    -------------    ------------    --------------    ------------    --------------

$   9,167,028    $    (937,487)   $    639,914    $    3,607,626    $   (438,967)   $   33,424,401

   62,499,240       15,761,237      20,567,140       138,381,086      (3,321,892)      212,988,414
           --               --              --                --              --                --
           --               --              --           303,934              --                --
           --               --              --                --              --                --
          234               --              --                --              --           617,122

   59,305,077      (10,452,049)     (1,285,523)       (3,739,450)     14,657,485       209,750,250
           --               --              --           103,313              --                --
           --               --              --                --              --                --
           --               --              --                --              --                --
           --               --              --                --              --                --
           --               --              --                 6              --            57,605
-------------    -------------    ------------    --------------    ------------    --------------

  130,971,579        4,371,701      19,921,531       138,656,515      10,896,626       456,837,792
-------------    -------------    ------------    --------------    ------------    --------------

  367,313,600      128,657,239      73,958,616       448,521,133      56,928,632       652,020,924
           --               --              --       (80,105,926)             --                --
 (202,842,512)    (106,070,321)    (76,312,650)     (592,187,172)    (45,725,788)     (729,492,392)
-------------    -------------    ------------    --------------    ------------    --------------

  164,471,088       22,586,918      (2,354,034)     (223,771,965)     11,202,844       (77,471,468)
-------------    -------------    ------------    --------------    ------------    --------------
  295,442,667       26,958,619      17,567,497       (85,115,450)     22,099,470       379,366,324

  641,531,538      282,950,442     218,749,221     1,296,671,909     132,903,534     1,721,786,149
-------------    -------------    ------------    --------------    ------------    --------------
$ 936,974,205    $ 309,909,061    $236,316,718    $1,211,556,459    $155,003,004    $2,101,152,473
=============    =============    ============    ==============    ============    ==============


                             MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



 PRINCIPAL                                      VALUE
 ---------                                 --------------
              COMMERCIAL PAPER -- 11.9%
$51,310,000   Bank of America Corp.,
                4.87%, 04/15/08........    $   50,581,932
 29,890,000   ING Funding LLC (US),
                5.45%, 01/07/08........        29,862,849
 44,740,000   JPMorgan Chase & Company,
                4.95%, 04/01/08........        44,180,191
                                           --------------
              TOTAL COMMERCIAL PAPER
                (Cost $124,624,972)....       124,624,972
                                           --------------

              DOMESTIC CERTIFICATES OF DEPOSIT -- 4.2%
 21,880,000   Citibank NA,
                4.90%, 01/24/08........        21,880,000
 21,880,000   Citibank NA,
                4.68%, 04/24/08........        21,880,000
                                           --------------
              TOTAL DOMESTIC
                CERTIFICATES OF DEPOSIT
                (Cost $43,760,000).....        43,760,000
                                           --------------

              YANKEE CERTIFICATES OF DEPOSIT -- 38.0%
 32,090,000   BNP Paribas -- New York
                Branch,
                4.68%, 04/28/08........        32,090,000
 42,230,000   Barclays Bank PLC,
                5.25%, 03/03/08........        42,230,000
 46,500,000   Calyon -- New York Branch,
                5.33%, 01/15/08........        46,500,000
 10,440,000   Canadian Imperial Bank,
                4.90%, 05/22/08........        10,440,000
 37,730,000   Credit Suisse First
                Boston -- New York
                Branch,
                5.20%, 04/14/08........        37,730,000
 36,000,000   Deutsche Bank AG -- New
                York Branch,
                4.70%, 02/04/08........        36,000,000
 40,000,000   Dexia Credit Local SA,
                4.83%, 02/08/08........        40,000,000
 15,370,000   Dresdner Bank AG -- New
                York Branch,
                5.30%, 01/10/08........        15,370,000
 43,000,000   Fortis Bank -- New York
                Branch,
                4.77%, 01/31/08........        43,000,000
 17,170,000   Rabobank Nederland,
                4.59%, 04/09/08........        17,170,000
 17,170,000   Rabobank Nederland,
                4.50%, 05/09/08........        17,170,000
 25,275,000   Societe Generale New York,
                5.20%, 02/04/08........        25,275,000
 18,280,000   Toronto Dominion Bank,
                4.80%, 03/13/08........        18,280,000
 18,280,000   Toronto Dominion Bank,
                4.70%, 05/13/08........        18,280,000
                                           --------------
              TOTAL YANKEE CERTIFICATES
                OF DEPOSIT
                (Cost $399,535,000)....       399,535,000
                                           --------------

              US GOVERNMENT
                AGENCY SECURITIES -- 14.4%
              FANNIE MAE -- 4.9%
 52,000,000   4.18%, 03/31/08...........       51,456,600
                                           --------------

              FEDERAL HOME LOAN BANK -- 4.9%
 51,910,000   4.34%, 02/15/08...........       51,628,388
                                           --------------

              FREDDIE MAC -- 4.6%
 47,850,000   4.29%, 01/08/08...........       47,810,085
                                           --------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES
                (Cost $150,895,073) ...       150,895,073
                                           --------------

              CORPORATE NOTES -- 13.7%
 16,900,000   American Express Credit
                Corp., Series MTNB,
                Variable Rate,
                5.35%, 03/05/08 (1)....        16,900,000
 44,000,000   Bank of
                Montreal -- Chicago
                Branch, Variable Rate,
                5.20%, 06/06/08 (1)....        44,000,000
 24,250,000   Merrill Lynch & Company,
                Inc., Variable Rate,
                4.98%, 08/22/08 (1)....        24,250,000
 33,850,000   Morgan Stanley, Series
                EXLS, Variable Rate,
                5.35%, 06/02/08 (1)....        33,850,000
 25,000,000   Societe Generale New York,
                Variable Rate,
                4.63%, 03/27/08 (1)....        25,000,000
                                           --------------
              TOTAL CORPORATE NOTES
                (Cost $144,000,000)....       144,000,000
                                           --------------

              TIME DEPOSIT -- 1.6%
 17,000,000   Royal Bank of Canada,
                4.25%, 01/02/08
                (Cost $17,000,000).....        17,000,000
                                           --------------
              TOTAL SECURITIES
                (Cost $879,815,045)....       879,815,045
                                           --------------

              REPURCHASE AGREEMENTS -- 15.7%
 34,300,000   With Barclays Bank PLC,
                dated 12/31/07, 4.75%,
                due 01/02/08,
                repurchase proceeds at
                maturity $34,309,051
                (Collateralized by
                Fannie Mae, 5.25%, due
                03/24/15, with a value
                of $34,986,345)........        34,300,000
 68,600,000   With Deutsche Bank, dated
                12/31/07, 4.75%, due
                01/02/08, repurchase
                proceeds at maturity
                $68,618,103
                (Collateralized by
                various Fannie Mae
                Adjustable Rate
                Mortgages, 5.38%-5.79%,
                due 08/01/37-01/01/38,
                with a total value of
                $32,676,954, and
                various Freddie Mac
                Golds, 5.00%-6.50%, due
                12/01/36-09/01/37, with
                a total value of
                $37,295,047)...........        68,600,000

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                      VALUE
 ---------                                 --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$62,434,138   With State Street Bank &
                Trust, dated 12/31/07,
                3.80%, due 01/02/08,
                repurchase proceeds at
                maturity $62,447,318
                (Collateralized by US
                Treasury Note, 4.88%,
                due 04/30/08, with a
                value of $67,882,390)..    $   62,434,138
                                           --------------
              TOTAL REPURCHASE
                AGREEMENTS
                (Cost $165,334,138)....       165,334,138
                                           --------------
              Total Investments -- 99.5%
                (Cost $1,045,149,183)..     1,045,149,183
              Other assets less
                liabilities -- 0.5%....         5,646,922
                                           --------------
              NET ASSETS -- 100.0%......   $1,050,796,105
                                           ==============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $1,045,149,183.

--------

     See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                           HIGH QUALITY BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



 PRINCIPAL                                     VALUE
 ---------                                 ------------
              US TREASURY SECURITIES -- 17.7%
              US TREASURY INFLATION INDEX -- 0.6%
$ 4,801,560   3.50%, 01/15/11...........   $  5,165,432
                                           ------------

              US TREASURY NOTES -- 17.1%
 10,000,000   4.88%, 05/31/08 (8).......     10,064,070
  5,750,000   5.00%, 07/31/08...........      5,802,112
 91,875,000   4.63%, 07/31/09 (8).......     94,042,699
 14,110,000   4.63%, 02/29/12...........     14,811,098
 16,870,000   4.63%, 07/31/12 (8).......     17,718,780
                                           ------------
                                            142,438,759
                                           ------------
              TOTAL US TREASURY
                SECURITIES (Cost
                $146,220,694)..........     147,604,191
                                           ------------

              US GOVERNMENT AGENCY SECURITIES -- 16.7%
              ASSET BACKED: MORTGAGE AND
                HOME EQUITY -- 11.9%
  5,113,859   Fannie Mae,
                Series 2003-32, Class
                PE,
                4.00%, 03/25/26........       5,065,235
    922,272   Fannie Mae,
                Series 2003-34, Class
                GT,
                4.00%, 01/25/27........         915,559
  2,550,000   Fannie Mae,
                Series 2003-62, Class
                OD,
                3.50%, 04/25/26........       2,506,899
    843,139   Fannie Mae,
                Series 2003-63, Class
                GU,
                4.00%, 07/25/33........         835,489
    565,392   Fannie Mae,
                Series 2003-67, Class
                GL,
                3.00%, 01/25/25........         558,783
  4,619,375   Fannie Mae,
                Series 2003-69, Class
                GJ,
                3.50%, 12/25/31........       4,449,354
  2,051,078   Fannie Mae,
                Series 2003-92, Class
                KQ,
                3.50%, 06/25/23........       2,034,003
  2,573,676   Fannie Mae,
                Series 2004-70, Class
                DN,
                4.00%, 12/25/29........       2,511,649
  4,119,888   Fannie Mae,
                Series 2004-80, Class
                LG,
                4.00%, 10/25/16........       4,071,415
  4,080,788   Federal Home Loan Bank,
                Series 1Y-9009, Class
                A,
                4.06%, 08/25/09........       4,053,733
  2,116,069   Federal Home Loan Bank,
                Series 3Q-9009, Class
                1,
                3.92%, 09/25/09........       2,115,424
  6,541,504   Freddie Mac,
                Series 2416, Class PE,
                6.00%, 10/15/21........       6,698,296
    739,263   Freddie Mac,
                Series 2454, Class BG,
                6.50%, 08/15/31........         748,079
  1,951,663   Freddie Mac,
                Series 2614, Class JA,
                3.76%, 03/15/29........       1,894,894
  4,760,394   Freddie Mac,
                Series 2625, Class JD,
                3.25%, 07/15/17........       4,586,983
  4,170,902   Freddie Mac,
                Series 2627, Class KP,
                2.87%, 12/15/16........       4,020,748
  4,814,619   Freddie Mac,
                Series 2630, Class HC,
                4.00%, 01/15/17........       4,741,337
  5,800,000   Freddie Mac,
                Series 2631, Class CD,
                4.00%, 10/15/26........       5,735,684
  4,956,161   Freddie Mac,
                Series 2637, Class A,
                3.38%, 03/15/18........       4,754,472
  3,734,324   Freddie Mac,
                Series 2672, Class HA,
                4.00%, 09/15/16........       3,679,622
  1,136,440   Freddie Mac,
                Series 2760, Class EA,
                4.50%, 04/15/13........       1,134,141
  1,651,448   Freddie Mac,
                Series 2782, Class HE,
                4.00%, 09/15/17........       1,627,549
  3,232,468   Freddie Mac,
                Series 3056, Class AP,
                5.50%, 01/15/27........       3,257,172
  7,688,221   Government National
                Mortgage
                Association,
                Series 2005-29, Class
                A,
                4.02%, 07/16/27........       7,596,118
  5,531,267   Government National
                Mortgage
                Association,
                Series 2006-67, Class
                A,
                3.95%, 11/16/30........       5,457,808
  6,632,017   Government National
                Mortgage
                Association,
                Series 2007-15, Class
                A,
                4.51%, 10/16/28........       6,609,475
  2,955,704   Government National
                Mortgage Association,
                Series 2007-34, Class
                A,
                4.27%, 11/16/26........       2,934,388
  4,901,247   Government National
                Mortgage
                Association,
                Series 2007-4, Class A,
                4.21%, 06/16/29........       4,859,400
                                           ------------
                                             99,453,709
                                           ------------

              ASSET BACKED: US GOVERNMENT
                AGENCIES -- 0.6%
  5,000,000   Student Loan Marketing
                Association Student
                Loan Trust -- 144A,
                Series 2003-4, Class
                A5B,
                3.39%, 03/15/33........       4,962,340
                                           ------------
              FANNIE MAE -- 2.1%
  3,800,000   5.00%, 09/15/08...........      3,828,102

                       See notes to financial statements.

                           HIGH QUALITY BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              US GOVERNMENT AGENCY SECURITIES
                (CONTINUED)
              FANNIE MAE (CONTINUED)

$   476,091   PL# 254062, 6.00%,
                10/01/11...............    $    486,373
  1,401,158   PL# 254754, 4.50%,
                05/01/10...............       1,397,971
  1,868,707   PL# 254758, 4.50%,
                06/01/13...............       1,875,225
  1,761,660   PL# 254807, 5.00%,
                07/01/13...............       1,785,930
  3,496,443   PL# 254914, 4.50%,
                09/01/13...............       3,508,686
    476,021   PL# 323743, 5.00%,
                04/01/14...............         477,947
    258,507   PL# 429168, 6.00%,
                05/01/13...............         265,066
     61,179   PL# 50903, 6.00%,
                09/01/08...............          61,466
    102,791   PL# 50973, 6.00%,
                01/01/09...............         103,272
    290,996   PL# 517699, 6.00%,
                07/01/14...............         297,944
    835,671   PL# 545038, 6.00%,
                09/01/14...............         858,411
  2,313,851   PL# 555154, 5.50%,
                12/01/22...............       2,330,591
     38,330   PL# 609771, 6.00%,
                09/01/08...............          38,557
                                           ------------
                                             17,315,541
                                           ------------

              FEDERAL HOME LOAN BANK -- 0.8%
  2,500,000   3.75%, 08/18/09...........      2,507,400
  4,278,878   Series 6T-9009, 3.84%,
                11/25/09...............       4,245,115
                                           ------------
                                              6,752,515
                                           ------------

              FREDDIE MAC GOLD -- 1.1%
     98,543   PL# E00532, 6.50%,
                02/01/13...............         102,045
    173,074   PL# E00542, 6.50%,
                04/01/13...............         179,266
    463,461   PL# E00676, 5.50%,
                06/01/14...............         469,553
    793,734   PL# E89557, 5.50%,
                04/01/17...............         805,049
  2,523,510   PL# G40426, 5.50%,
                03/01/11...............       2,553,274
  4,583,746   PL# M80812, 4.50%,
                04/01/10...............       4,556,162
    536,109   PL# M90802, 4.00%,
                03/01/08...............         534,291
                                           ------------
                                              9,199,640
                                           ------------

              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 0.2%
  1,477,786   PL# 436708, 5.75%,
                12/15/22...............       1,510,428
                                           ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES
                (Cost $138,863,210)....     139,194,173
                                           ------------

              CORPORATE BONDS AND NOTES -- 58.8%
              BANKS AND FINANCIAL SERVICES -- 11.4%
  5,000,000   American Express Bank FSB,
                Series BKNT, Floating
                Rate, 4.96%,
                06/22/09 (3)...........       4,986,240
  4,330,000   Bank of America Corp.,
                7.13%, 03/01/09........       4,425,420
  1,375,000   Bank of America Corp.,
                7.80%, 02/15/10........       1,457,937
  7,100,000   Bank One Corp.,
                2.63%, 06/30/08........       7,018,620
  5,000,000   Citigroup, Inc.,
                3.50%, 02/01/08........       4,993,670
  3,475,000   Citigroup, Inc.,
                5.10%, 09/29/11........       3,497,292
  6,155,000   Credit Suisse First Boston
                USA, Inc.,
                4.70%, 06/01/09........       6,159,136
  2,500,000   General Electric Capital
                Corp.,
                Series MTNA,
                4.00%, 06/15/09........       2,487,753
 10,200,000   General Electric Capital
                Corp.,
                Series MTNA,
                4.13%, 09/01/09........      10,178,438
  2,000,000   HBOS Treasury Services
                PLC -- 144A (United
                Kingdom),
                3.75%, 09/30/08........       1,985,664
  3,250,000   Lehman Brothers Holdings,
                Inc.,
                Series MTNG,
                3.95%, 11/10/09........       3,169,267
  4,000,000   Lehman Brothers Holdings,
                Inc.,
                Series MTNI, Floating
                Rate, 5.48%,
                01/12/12 (2)...........       3,766,720
  6,000,000   Merrill Lynch & Company,
                Inc.,
                Series MTNC,
                4.13%, 01/15/09........       5,923,278
  6,125,000   Morgan Stanley,
                Series MTN,
                5.63%, 01/09/12........       6,236,187
  3,025,000   National City Bank,
                Series BKNT,
                4.25%, 01/29/10........       3,024,791
  5,675,000   SLM Corp., Series MTNA,
                4.50%, 07/26/10........       5,208,157
  2,800,000   The Goldman Sachs Group,
                Inc.,
                6.88%, 01/15/11........       2,971,721
  4,000,000   The Goldman Sachs Group,
                Inc.,
                Series MTNB, Floating
                Rate, 5.64%,
                10/07/11 (2)...........       3,929,104
  3,630,000   US Bank NA, Series BKNT,
                4.13%, 03/17/08........       3,621,401
  3,125,000   Wachovia Corp.,
                5.63%, 12/15/08........       3,119,634
  3,000,000   Wells Fargo & Company,
                4.20%, 01/15/10........       2,982,480
  4,500,000   Wells Fargo & Company,
                Floating Rate,
                4.94%, 03/23/10 (2)....       4,467,564
                                           ------------
                                             95,610,474
                                           ------------

              CONSUMER GOODS AND SERVICES -- 0.9%
  7,220,000   The Procter & Gamble
                Company -- 144A,
                Floating Rate,
                5.25%, 07/06/09 (2)....       7,227,465
                                           ------------

              DIVERSIFIED OPERATIONS AND
                SERVICES -- 0.4%
  3,825,000   Capmark Financial
                Group -- 144A,
                5.88%, 05/10/12........       3,030,471
                                           ------------


                       See notes to financial statements.

                           HIGH QUALITY BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              EQUIPMENT RENTAL AND LEASING -- 1.0%
$ 8,420,000   International Lease
                Finance Corp., Series
                MTNQ,
                5.75%, 06/15/11........    $  8,532,205
                                           ------------

              INSURANCE -- 2.0%
 11,000,000   Met Life Global
                Funding I -- 144A,
                Series MTN,
                5.75%, 07/25/11........      11,573,969
  2,500,000   New York Life Global
                Funding -- 144A,
                3.88%, 01/15/09........       2,486,120
  2,785,000   Prudential Financial,
                Inc., Series MTN,
                3.75%, 05/01/08........       2,769,696
                                           ------------
                                             16,829,785
                                           ------------

              MACHINERY -- 0.3%
  2,000,000   Caterpillar, Inc.,
                7.25%, 09/15/09........       2,094,366
                                           ------------

              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 0.3%
  2,525,000   Abbott Laboratories,
                3.50%, 02/17/09........       2,492,559
                                           ------------
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES, AUTOMOTIVE EQUIPMENT AND
                REPAIRS -- 9.5%
  4,445,379   Bay View Auto Trust,
                Series 2005-LJ1, Class
                A4, 4.09%, 05/25/12....       4,409,447
  2,500,000   BMW Vehicle Owner Trust,
                Series 2006-A, Class
                A4,
                5.07%, 08/25/11........       2,518,853
    684,017   Capital Auto Receivables
                Asset Trust,
                Series 2005-1, Class
                A4,
                4.05%, 07/15/09........         683,430
     40,003   Capital One Auto Finance
                Trust, Series 2005-BSS,
                Class A3, 4.08%,
                11/15/09...............          39,998
    627,595   Capital One Auto Finance
                Trust, Series 2005-C,
                Class A3,
                4.61%, 07/15/10........         625,788
  2,818,761   Capital One Prime Auto
                Receivables Trust,
                Series 2004-3, Class
                A4,
                3.69%, 06/15/10........       2,801,263
  3,000,000   Capital One Prime Auto
                Receivables Trust,
                Series 2007-1, Class
                B1,
                5.76%, 12/15/13........       3,014,781
  2,718,649   Carmax Auto Owner Trust,
                Series 2004-2, Class
                A4,
                3.46%, 09/15/11........       2,696,747
  3,100,000   Carmax Auto Owner Trust,
                Series 2005-2, Class
                A4,
                4.34%, 09/15/10........       3,090,003
    312,971   Chase Manhattan Auto Owner
                Trust,
                Series 2004-A, Class
                CTFS,
                2.58%, 09/15/10........         311,300
  1,656,293   Chase Manhattan Auto Owner
                Trust,
                Series 2005-A, Class
                CTFS,
                4.04%, 04/15/11........       1,651,232
  2,000,000   Chase Manhattan Auto Owner
                Trust,
                Series 2006-A, Class
                A4,
                5.36%, 01/15/13........       2,024,569
  2,309,782   Chase Manhattan Auto Owner
                Trust,
                Series 2006-A, Class
                CTFS,
                5.47%, 01/15/13........       2,304,376
  3,200,000   Chase Manhattan Auto Owner
                Trust,
                Series 2006-B, Class
                A4,
                5.11%, 04/15/14........       3,240,213
  2,000,000   Daimler Chrysler Auto
                Trust, Series 2007-A,
                Class A3A, 5.00%,
                02/08/12...............       2,018,789
  2,250,000   Ford Credit Auto Owner
                Trust, Series 2005-B,
                Class B,
                4.64%, 04/15/10........       2,250,481
  1,000,000   Ford Credit Auto Owner
                Trust, Series 2005-B,
                Class C,
                4.83%, 08/15/10........       1,002,064
    823,852   Ford Credit Auto Owner
                Trust, Series 2005-C,
                Class A3,
                4.30%, 08/15/09........         822,536
  3,800,000   Ford Credit Auto Owner
                Trust, Series 2005-C,
                Class B,
                4.52%, 09/15/10........       3,798,605
  1,000,000   Ford Credit Auto Owner
                Trust, Series 2007-A,
                Class B,
                5.60%, 10/15/12........         999,822
  1,381,294   Harley-Davidson Motorcycle
                Trust, Series 2004-1,
                Class A2,
                2.53%, 11/15/11........       1,362,035
  5,000,000   Hertz Vehicle Financing
                LLC -- 144A, Series
                2005-2A, Class A2,
                4.93%, 02/25/10........       5,012,406
  2,000,000   Hertz Vehicle Financing
                LLC -- 144A, Series
                2005-2A, Class A4,
                5.01%, 02/25/11........       2,019,310
  3,360,663   Honda Auto Receivables
                Owner Trust, Series
                2006-1, Class A3,
                5.07%, 02/18/10........       3,366,265
  3,000,000   Hyundai Auto Receivables
                Trust, Series 2006-B,
                Class B,
                5.19%, 05/15/13........       2,995,598
    977,187   Long Beach Auto
                Receivables Trust,
                Series 2005-B, Class
                A3, 4.41%, 05/15/10....         976,797

                       See notes to financial statements.

                           HIGH QUALITY BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES, AUTOMOTIVE EQUIPMENT AND
                REPAIRS (CONTINUED)

$ 2,848,864   Onyx Acceptance Owner
                Trust, Series 2005-A,
                Class A4,
                3.91%, 09/15/11........    $  2,836,826
  1,783,147   Susquehanna Auto Lease
                Trust -- 144A, Series
                2005-1, Class B, 4.71%,
                07/14/08...............       1,783,249
  4,000,000   Susquehanna Auto Lease
                Trust -- 144A, Series
                2005-1, Class C, 5.09%,
                11/14/08...............       4,000,861
  2,351,630   Susquehanna Auto Lease
                Trust -- 144A, Series
                2007-1, Class A2,
                5.32%, 04/14/09........       2,358,216
  1,250,000   Susquehanna Auto Lease
                Trust -- 144A, Series
                2007-1, Class B, 5.31%,
                07/14/10...............       1,247,342
  5,400,000   USAA Auto Owner Trust,
                Series 2007-2, Class
                A4,
                5.07%, 06/15/13........       5,457,937
  1,652,124   WFS Financial Owner Trust,
                Series 2004-1, Class
                A4,
                2.81%, 08/22/11........       1,650,428
  4,550,000   World Omni Auto
                Receivables Trust,
                Series 2006-B, Class
                A4, 5.12%, 06/15/12....       4,603,540
                                           ------------
                                             79,975,107
                                           ------------

              PRIVATE ASSET BACKED: BANKS AND FINANCIAL
                SERVICES -- 4.8%
  5,000,000   Bank of America Credit
                Card Trust, Series
                2007-A13, Class A13,
                Floating Rate,
                5.25%, 04/16/12 (3)....       4,999,212
  4,478,304   Caterpillar Financial
                Asset Trust, Series
                2005-A, Class A4,
                4.10%, 06/25/10........       4,470,144
  3,000,000   Caterpillar Financial
                Asset Trust, Series
                2006-A, Class B,
                5.71%, 06/25/12........       3,043,303
  4,675,000   Caterpillar Financial
                Asset Trust, Series
                2007-A, Class A3A,
                5.34%, 06/25/12........       4,747,906
  2,049,675   Community Program Loan
                Trust, Series 1987-A,
                Class A4,
                4.50%, 10/01/18........       2,037,295
  5,062,368   Greenwich Capital
                Commercial Funding
                Corp.,
                Series 2005-GG5, Class
                A1,
                4.79%, 04/10/37........       5,039,699
  4,322,842   Greenwich Capital
                Commercial Funding
                Corp.,
                Series 2006-GG7, Class
                A1,
                5.74%, 07/10/38........       4,377,080
    337,290   Morgan Stanley Capital I,
                Series 2003-T11, Class
                A1, 3.26%, 06/13/41....         335,159
  3,754,082   Morgan Stanley Capital I,
                Series 2005-HQ5, Class
                A1, 4.52%, 01/14/42....       3,726,084
  1,931,850   Morgan Stanley Capital I,
                Series 2005-HQ6, Class
                A1, 4.65%, 08/13/42....       1,919,899
  4,342,987   Morgan Stanley Capital I,
                Series 2006-HQ10, Class
                A1, 5.13%, 11/12/41....       4,352,163
  1,033,007   Public Service New
                Hampshire Funding LLC,
                Series 2001-1, Class
                A2,
                5.73%, 11/01/10........       1,036,981
                                           ------------
                                             40,084,925
                                           ------------

              PRIVATE ASSET BACKED: CREDIT
                CARDS -- 6.1%
  8,000,000   Cabela's Master Credit
                Card Trust -- 144A,
                Series 2006-3A, Class
                A1,
                5.26%, 10/15/14........       8,244,256
  7,000,000   Capital One Multi-Asset
                Execution Trust, Series
                2006-A6, Class A6,
                5.30%, 02/18/14........       7,213,112
  5,000,000   Chase Issuance Trust,
                Series 2007-A15, Class
                A,
                4.96%, 09/17/12........       5,084,610
  8,000,000   Citibank Credit Card
                Issuance Trust, Series
                2006-A4, Class A4,
                5.45%, 05/10/13........       8,270,869
  1,925,000   Citibank Credit Card
                Issuance Trust, Series
                2006-B2, Class B2,
                5.15%, 03/07/11........       1,928,461
  8,940,000   GE Capital Credit Card
                Master Note Trust,
                Series 2006-1, Class A,
                5.08%, 09/15/12........       9,061,118
  3,000,000   GE Capital Credit Card
                Master Note Trust,
                Series 2007-3, Class B,
                5.49%, 06/15/13........       3,044,357
  8,300,000   MBNA Credit Card Master
                Note Trust,
                Series 2003-A11, Class
                A11,
                3.65%, 03/15/11........       8,252,107
                                           ------------
                                             51,098,890
                                           ------------

              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 9.2%
  1,058,657   American General Mortgage
                Loan Trust -- 144A,
                Series 2006-1, Class
                A1,
                5.75%, 12/25/35........       1,052,505
  1,123,267   Banc of America Commercial
                Mortgage, Inc.,
                Series 2003-2, Class
                A1,
                3.41%, 03/11/41........       1,113,628

                       See notes to financial statements.

                           HIGH QUALITY BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)

$   509,550   Bear Stearns Commercial
                Mortgage
                Securities, Inc.,
                Series 2001-TOP4, Class
                A1, 5.06%, 11/15/16....    $    510,701
  1,115,252   Bear Stearns Commercial
                Mortgage
                Securities, Inc.,
                Series 2002-PBW1, Class
                A1, 3.97%, 11/11/35....       1,103,168
    141,751   Bear Stearns Commercial
                Mortgage
                Securities, Inc.,
                Series 2004-PWR5, Class
                A1, 3.76%, 07/11/42....         141,216
  1,217,908   Bear Stearns Commercial
                Mortgage
                Securities, Inc.,
                Series 2005-PWR9, Class
                A1, 4.50%, 09/11/42....       1,208,035
  2,648,899   Bear Stearns Commercial
                Mortgage
                Securities, Inc.,
                Series 2006-T22, Class
                A1,
                5.42%, 04/12/38........       2,666,672
  7,000,000   Bear Stearns Commercial
                Mortgage
                Securities, Inc.,
                Series 2007-PW15, Class
                A2, 5.21%, 02/11/44....       6,992,561
  3,111,718   Chase Funding Mortgage
                Loan Asset-Backed,
                Series 2003-4, Class
                1A6,
                4.43%, 10/25/14........       2,992,486
  3,113,063   Citigroup/Deutsche Bank
                Commercial Mortgage
                Trust,
                Series 2005-CD1, Class
                A1,
                5.05%, 07/15/44........       3,109,918
    514,809   Commercial Mortgage Pass-
                Through Certificates,
                Series 2004-LB2A, Class
                A1, 2.96%, 03/10/39....         509,373
    360,189   GE Capital Commercial
                Mortgage Corp., Series
                2001-3, Class A1,
                5.56%, 06/10/38........         365,458
  4,468,776   GE Capital Commercial
                Mortgage Corp., Series
                2002-1A, Class A2,
                5.99%, 12/10/35........       4,548,203
    949,881   GE Capital Commercial
                Mortgage Corp., Series
                2005-C1, Class A1,
                4.01%, 06/10/48........         938,937
  1,086,022   GMAC Mortgage Corp. Loan
                Trust, Series 2004-GH1,
                Class A2, 4.39%,
                12/25/25...............       1,073,400
  6,330,514   GS Mortgage Securities
                Corp. II, Series 2007-
                GG10, Class A1, 5.69%,
                08/10/45...............       6,425,238
    551,537   Interstar Millennium
                Trust, Series 2003-3G,
                Class A2, (Australia),
                Floating Rate, 5.11%,
                09/27/35 (2)...........         543,732
    950,036   Interstar Millennium
                Trust, Series 2004-2G,
                Class A, (Australia),
                Floating Rate, 5.26%,
                03/14/36 (2)...........         951,271
    516,339   JPMorgan Chase Commercial
                Mortgage Securities
                Corp.,
                Series 2002-C2, Class
                A1,
                4.33%, 12/12/34........         513,309
  1,184,809   JPMorgan Chase Commercial
                Mortgage Securities
                Corp.,
                Series 2005-LDP4, Class
                A1, 4.61%, 10/15/42....       1,177,071
  5,220,759   JPMorgan Mortgage Trust,
                Series 2006-S2, Class
                1A17, 6.00%, 07/25/36..       5,290,299
  1,066,323   LB-UBS Commercial Mortgage
                Trust, Series 2003-C1,
                Class A2, 3.32%,
                03/15/27...............       1,062,671
  3,000,000   LB-UBS Commercial Mortgage
                Trust, Series 2003-C5,
                Class A2, 3.48%,
                07/15/27...............       2,972,736
  3,350,000   LB-UBS Commercial Mortgage
                Trust, Series 2003-C7,
                Class A3, 4.56%,
                09/15/27...............       3,341,752
    674,204   LB-UBS Commercial Mortgage
                Trust, Series 2004-C8,
                Class A1, 3.94%,
                12/15/29...............         669,785
  3,000,000   Popular ABS Mortgage Pass-
                Through Trust,
                Series 2005-3, Class
                AF3,
                4.44%, 07/25/35........       2,947,932
  5,159,242   Structured Adjustable Rate
                Mortgage Loan,
                Series 2005-23, Class
                1A3,
                5.45%, 01/25/36........       5,134,457
  5,476,238   Structured Adjustable Rate
                Mortgage Loan,
                Series 2006-1, Class
                5A1,
                5.25%, 02/25/36........       5,463,915
  6,915,292   Washington Mutual Mortgage
                Pass-Through
                Certificates, Series
                2005-8, Class 1A8,
                5.50%, 10/25/35........       6,903,734
    869,498   Wells Fargo Mortgage
                Backed Securities
                Trust,
                Series 2003-11, Class
                1A1,
                3.50%, 10/25/18........         865,423
  4,248,061   Wells Fargo Mortgage
                Backed Securities
                Trust,
                Series 2005-9, Class
                1A1,
                4.75%, 10/25/35........       4,162,220
                                           ------------
                                             76,751,806
                                           ------------


                       See notes to financial statements.

                           HIGH QUALITY BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER -- 6.8%
$ 4,741,379   ALG Student Loan
                Trust -- 144A, Series
                2006-1A, Class A1,
                Floating Rate,
                5.02%, 10/28/18 (2)....    $  4,709,666
    873,501   Bear Stearns Asset Backed
                Securities, Inc.,
                Series 2003-AC3, Class
                A1, 4.00%, 07/25/33....         828,827
  4,762,624   CIT Equipment Collateral,
                Series 2006-VT1, Class
                A3, 5.13%, 12/21/09....       4,778,721
  6,500,000   CIT Equipment Collateral,
                Series 2006-VT1, Class
                A4, 5.16%, 02/20/13....       6,542,738
    117,391   CIT RV Trust,
                Series 1998-A, Class
                A5,
                6.12%, 11/15/13........         117,470
  3,000,000   CNH Equipment Trust,
                Series 2006-B, Class B,
                5.36%, 06/17/13........       2,944,364
  2,000,000   CNH Equipment Trust,
                Series 2007-A, Class B,
                5.09%, 06/16/14........       1,954,771
  4,200,000   CNH Equipment Trust,
                Series 2007-B, Class
                A3A, 5.40%, 10/17/11...       4,256,973
  1,123,499   Crusade Global Trust,
                Series 2004-2, Class
                A1, (Australia),
                Floating Rate, 5.03%,
                11/19/37 (2)...........       1,124,162
  2,552,739   GE Equipment Midticket
                LLC, Series 2006-1,
                Class A2,
                5.10%, 05/15/09........       2,555,234
  1,906,153   Goal Capital Funding
                Trust, Series 2006-1,
                Class A1,
                Floating Rate,
                5.02%, 08/25/20 (2)....       1,896,156
  3,750,000   Great America Leasing
                Receivables -- 144A,
                Series 2006-1, Class
                A3,
                5.34%, 01/15/10........       3,769,348
  8,000,000   John Deere Owner Trust,
                Series 2007-A, Class
                A4,
                5.07%, 04/15/14........       8,105,326
  3,501,000   Marlin Leasing Receivables
                LLC -- 144A,
                Series 2006-1A, Class
                A4,
                5.33%, 09/15/13........       3,563,909
  9,250,000   Massachusetts RRB Special
                Purpose Trust,
                Series 1999-1, Class
                A5,
                7.03%, 03/15/12........       9,518,932
                                           ------------
                                             56,666,597
                                           ------------

              PRIVATE ASSET BACKED:
                TRANSPORTATION -- 0.8%
  2,073,025   E-Trade RV and Marine
                Trust, Series 2004-1,
                Class A3,
                3.62%, 10/08/18........       2,024,593
  4,124,333   Railcar Leasing
                LLC -- 144A, Series 1,
                Class A2,
                7.13%, 01/15/13........       4,266,561
                                           ------------
                                              6,291,154
                                           ------------

              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.1%
  8,925,000   BellSouth Corp.,
                6.00%, 10/15/11........       9,251,816
                                           ------------

              UTILITIES -- 4.2%
  6,725,000   Alabama Power Company,
                Series G,
                5.38%, 10/01/08........       6,745,497
  5,125,000   Consolidated Edison
                Company of New York,
                Inc.,
                4.70%, 06/15/09........       5,150,492
  2,900,000   Dominion Resources, Inc.,
                4.13%, 02/15/08........       2,896,233
  6,420,000   Exelon Generation Company
                LLC,
                6.95%, 06/15/11........       6,703,533
  3,195,000   Northern States Power
                Company -- Minnesota,
                6.88%, 08/01/09........       3,297,195
  3,200,000   Northern States Power
                Company -- Wisconsin,
                7.64%, 10/01/08........       3,259,450
  6,664,000   Ohio Edison,
                4.00%, 05/01/08........       6,636,811
                                           ------------
                                             34,689,211
                                           ------------
              TOTAL CORPORATE BONDS AND
                NOTES (Cost
                $490,616,183)..........     490,626,831
                                           ------------

              FOREIGN GOVERNMENT OBLIGATIONS -- 0.5%
  4,000,000   Province of Ontario
                (Canada),
                5.50%, 10/01/08
                (Cost $4,048,244)......       4,031,728
                                           ------------

              MUNICIPAL BONDS -- 0.8%
              TEXAS
  6,350,000   Brazos Texas Higher
                Education Authority,
                Revenue Bond, Series A-
                5, 4.91%, 12/01/40
                (Cost $6,281,539)......       6,384,227
                                           ------------

              SECURITIES LENDING COLLATERAL -- 9.8%
 81,761,901   Securities Lending
                Collateral Investment
                (Note 4)
                (Cost $81,761,901).....      81,761,901
                                           ------------

              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 3.0%
              FEDERAL HOME LOAN BANK
 10,000,000   4.34%, 01/10/08...........      9,989,150

                       See notes to financial statements.

                           HIGH QUALITY BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              FEDERAL HOME LOAN BANK (continued)
$ 5,000,000   4.31%, 01/16/08...........   $  4,991,021
 10,000,000   4.35%, 01/18/08...........      9,979,458
                                           ------------
              TOTAL SHORT TERM US
                GOVERNMENT AGENCY
                SECURITIES
                (Cost $24,959,629).....      24,959,629
                                           ------------
              TOTAL SECURITIES
                (Cost $892,751,400)....     894,562,680
                                           ------------

              REPURCHASE AGREEMENTS -- 1.7%
 14,024,289   With State Street Bank and
                Trust, dated 12/31/07,
                3.80%, due 01/02/08,
                repurchase proceeds at
                maturity $14,027,250
                (Collateralized by
                various Fannie Mae
                Adjustable Rate
                Mortgages, 4.44%-5.30%,
                due 04/01/33-08/01/33,
                with a total value of
                $14,304,846)
                (Cost $14,024,289).....      14,024,289
                                           ------------
              Total
                Investments -- 109.0%
                (Cost $906,775,689)....     908,586,969
              Liabilities less other
                assets -- (9.0)%.......     (75,295,730)
                                           ------------
              NET ASSETS -- 100.0%......   $833,291,239
                                           ============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $906,775,689.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation...   $ 5,947,550
Gross unrealized depreciation...    (4,136,270)
                                   -----------
Net unrealized appreciation.....   $ 1,811,280
                                   ===========



--------

     See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                    INFLATION-PROTECTED SECURITIES PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



 PRINCIPAL                                     VALUE
 ---------                                 ------------
              US TREASURY SECURITIES -- 91.3%
              US TREASURY INFLATION INDEX
$ 1,898,126   3.88%, 01/15/09...........   $  1,954,774
  1,316,276   4.25%, 01/15/10...........      1,404,920
  8,304,159   0.88%, 04/15/10...........      8,278,865
  6,218,020   3.50%, 01/15/11...........      6,689,234
 12,641,366   2.38%, 04/15/11...........     13,180,609
  2,906,202   3.38%, 01/15/12...........      3,171,166
  2,470,968   2.00%, 04/15/12...........      2,561,699
  3,207,037   3.00%, 07/15/12...........      3,474,376
  6,307,548   1.88%, 07/15/13...........      6,501,707
  7,219,456   2.00%, 01/15/14 (8).......      7,459,170
  9,964,156   2.00%, 07/15/14 (8).......     10,298,115
  5,809,883   1.63%, 01/15/15...........      5,834,848
  6,788,249   1.88%, 07/15/15...........      6,921,366
  5,189,417   2.00%, 01/15/16...........      5,327,263
    817,263   2.50%, 07/15/16 (5).......        871,790
 10,297,741   2.38%, 01/15/17...........     10,869,750
 11,560,195   2.38%, 01/15/25...........     12,140,020
  7,915,702   2.00%, 01/15/26...........      7,886,026
  7,112,071   2.38%, 01/15/27...........      7,523,242
  2,596,337   3.63%, 04/15/28...........      3,290,047
  7,065,982   3.88%, 04/15/29...........      9,351,389
    876,880   3.38%, 04/15/32...........      1,123,366
                                           ------------
              TOTAL US TREASURY
                SECURITIES (Cost
                $130,983,776)..........     136,113,742
                                           ------------

              CORPORATE BONDS AND NOTES -- 3.3%
              BANKS AND FINANCIAL SERVICES -- 0.7%
    900,000   SLM Corp.,
                Series CPI, Floating
                Rate,
                4.88%, 01/31/14 (3)....         737,469
    420,000   The Bear Stearns
                Companies, Inc.,
                Series CPI, Floating
                Rate,
                4.56%, 03/10/14 (3)....         376,425
                                           ------------
                                              1,113,894
                                           ------------

              PRIVATE ASSET BACKED: CREDIT
                CARDS -- 0.8%
  1,100,000   Chase Issuance Trust,
                Series 2007-A17, Class
                A,
                5.12%, 10/15/14........       1,127,898
                                           ------------

              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 1.8%
    389,362   Citigroup Mortgage Loan
                Trust, Inc.,
                Series 2007-AMC3,
                Class A2A, Floating
                Rate,
                4.98%, 03/25/37 (3)....         371,818
    695,000   GMAC Commercial
                Mortgage Securities,
                Inc.,
                Series 2004-C3, Class
                A4,
                4.55%, 12/10/41........         689,844
    765,000   Wachovia Bank Commercial
                Mortgage Trust,
                Series 2005-C22, Class
                A4, Floating Rate,
                5.27%, 12/15/44 (3)....         766,960
    750,000   Wachovia Bank Commercial
                Mortgage Trust,
                Series 2006-C25, Class
                A4,
                Floating Rate,
                5.74%, 05/15/43 (3)....         775,714
                                           ------------
                                              2,604,336
                                           ------------

              TOTAL CORPORATE BONDS AND
                NOTES
                (Cost $4,785,073)......       4,846,128
                                           ------------

              SECURITIES LENDING COLLATERAL -- 10.2%
 15,142,100   Securities Lending
                Collateral Investment
                (Note 4)
                (Cost $15,142,100).....      15,142,100
                                           ------------
              TOTAL SECURITIES
                (Cost $150,910,949)....     156,101,970
                                           ------------

              REPURCHASE AGREEMENTS -- 4.3%
  6,413,422   With State Street Bank and
                Trust,
                dated 12/31/07, 3.80%,
                due 01/02/08,
                repurchase proceeds at
                maturity $6,414,776
                (Collateralized by US
                Treasury Bill, 3.19%,
                due 02/28/08, with a
                value of $7,961,456)
                (Cost $6,413,422)......       6,413,422
                                           ------------
              Total
                Investments -- 109.1%
                (Cost $157,324,371)....     162,515,392
              Liabilities less other
                assets -- (9.1)%.......     (13,501,996)
                                           ------------
              NET ASSETS -- 100.0%......   $149,013,396
                                           ============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $157,692,955.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation...   $4,866,572
Gross unrealized depreciation...      (44,135)
                                   ----------
Net unrealized appreciation.....   $4,822,437
                                   ==========



--------

     See summary of footnotes and abbreviations to portfolios.




                       See notes to financial statements.

                               CORE BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



  PRINCIPAL                                          VALUE
  ---------                                     --------------
               US TREASURY SECURITIES -- 3.7%
               US TREASURY BONDS -- 0.7%
$ 15,395,000   5.00%, 05/15/37 (8)...........   $   16,784,168
                                                --------------

               US TREASURY INFLATION INDEX -- 1.4%
   4,100,932   2.38%, 01/15/25...............        4,306,622
  24,055,688   2.38%, 01/15/27...............       25,446,419
                                                --------------
                                                    29,753,041
                                                --------------

               US TREASURY NOTES -- 0.9%
   4,320,000   4.25%, 09/30/12 (8)...........        4,472,889
  10,100,000   3.88%, 10/31/12...............       10,301,212
   5,000,000   3.38%, 11/30/12...............        4,984,770
   1,265,000   4.25%, 11/15/17...............        1,287,435
                                                --------------
                                                    21,046,306
                                                --------------

               US TREASURY STRIPS -- 0.7%
  39,505,000   Zero coupon, 11/15/27.........       15,877,297
                                                --------------
               TOTAL US TREASURY SECURITIES
                 (Cost $79,924,149).........        83,460,812
                                                --------------

               US GOVERNMENT AGENCY SECURITIES -- 43.0%
               ASSET BACKED: MORTGAGE AND HOME EQUITY -- 1.5%
  22,579,027   Fannie Mae
                 IO Strips, Series 360,
                 Class 2,
                 5.00%, 08/01/35............         5,569,255
  22,341,168   Fannie Mae
                 IO Strips, Series 378,
                 Class 4,
                 5.00%, 07/01/36............         4,797,193
   2,686,647   Fannie Mae,
                 Series 1999-7, Class AB,
                 6.00%, 03/25/29............         2,742,138
   8,956,387   Fannie Mae,
                 Series 2003-35, Class TE,
                 5.00%, 05/25/18............         8,975,037
   5,327,756   Fannie Mae,
                 Series 2004-60, Class LB,
                 5.00%, 04/25/34............         5,321,307
   5,468,746   Freddie Mac,
                 Series 2825, Class VP,
                 5.50%, 06/15/15............         5,585,228
                                                --------------
                                                    32,990,158
                                                --------------

               ASSET BACKED: US GOVERNMENT AGENCIES -- 0.1%
   1,526,398   Small Business Administration,
                 Series 2002-P10B, Class 1,
                 5.20%, 08/01/12............         1,543,405
   1,880,494   Small Business Administration,
                 Series 2004-P10A, Class 1,
                 4.50%, 02/10/14............         1,824,947
                                                --------------
                                                     3,368,352
                                                --------------

               FANNIE MAE -- 28.5%
  14,550,000   7.25%, 01/15/10...............       15,601,398
  14,850,000   4.63%, 06/01/10...............       15,182,343
   4,100,000   5.25%, 08/01/12...............        4,266,230
  10,200,000   4.63%, 05/01/13...............       10,366,393
     261,228   PL# 252571, 7.00%, 07/01/29...          275,595
       3,968   PL# 252716, 7.00%, 09/01/29...            4,187
       1,034   PL# 253264, 7.00%, 05/01/30...            1,090
         858   PL# 253346, 7.50%, 06/01/30...              916
      11,879   PL# 253479, 7.00%, 10/01/30...           12,532
      27,278   PL# 253990, 7.00%, 09/01/16...           28,399
      21,596   PL# 254008, 7.00%, 10/01/31...           22,766
     316,799   PL# 254346, 6.50%, 06/01/32...          327,559
     267,640   PL# 254406, 6.50%, 08/01/32...          276,731
      12,830   PL# 255032, 5.50%, 12/01/18...           13,027
     172,587   PL# 255950, 6.00%, 09/01/15...          179,954
     475,196   PL# 256137, 6.00%, 02/01/16...          495,985
     535,002   PL# 256335, 6.00%, 07/01/16...          548,548
      78,837   PL# 256567, 7.00%, 01/01/37...           82,035
   2,872,485   PL# 256936, 6.00%, 10/01/37...        2,893,946
     711,499   PL# 323842, 5.50%, 07/01/14...          721,472
      41,413   PL# 323967, 7.00%, 10/01/29...           43,690
   2,142,630   PL# 357327, 5.00%, 01/01/18...        2,148,124
       4,482   PL# 492742, 7.00%, 05/01/29...            4,729
       1,663   PL# 503916, 7.50%, 06/01/29...            1,778
       2,147   PL# 508415, 7.00%, 08/01/29...            2,265
       8,832   PL# 515946, 7.00%, 10/01/29...            9,318
         357   PL# 524164, 7.00%, 11/01/29...              377
     110,895   PL# 524657, 7.00%, 01/01/30...          116,988
      20,790   PL# 526053, 7.00%, 12/01/29...           21,933
         406   PL# 527717, 7.50%, 01/01/30...              434
       3,572   PL# 528107, 7.00%, 02/01/30...            3,768
       1,290   PL# 531092, 7.50%, 10/01/29...            1,380
       8,137   PL# 531497, 7.00%, 02/01/30...            8,584
       6,381   PL# 531735, 7.00%, 02/01/30...            6,732
         934   PL# 533841, 7.50%, 12/01/30...              997
      20,863   PL# 535030, 7.00%, 12/01/29...           22,011
      28,024   PL# 535103, 7.00%, 01/01/15...           29,196
       7,959   PL# 535159, 7.00%, 02/01/30...            8,397
      36,628   PL# 535195, 7.00%, 03/01/30...           38,642
      10,511   PL# 535277, 7.00%, 04/01/30...           11,089
     341,915   PL# 535675, 7.00%, 01/01/16...          356,038
         838   PL# 535722, 7.00%, 02/01/31...              884
       5,519   PL# 535723, 7.00%, 02/01/31...            5,822
       1,297   PL# 535811, 6.50%, 04/01/31...            1,341
      81,400   PL# 535880, 7.00%, 02/01/31...           85,877
         477   PL# 540211, 7.50%, 06/01/30...              509
       1,968   PL# 542999, 7.50%, 08/01/30...            2,101
     102,423   PL# 545249, 5.50%, 10/01/16...          104,021
     529,722   PL# 545298, 5.50%, 11/01/16...          537,987
       5,739   PL# 545363, 5.50%, 11/01/16...            5,828
   2,063,950   PL# 545411, 5.50%, 01/01/17...        2,096,150
      26,393   PL# 545477, 7.00%, 03/01/32...           27,794
     213,912   PL# 545759, 6.50%, 07/01/32...          221,177
     856,351   PL# 545760, 6.50%, 07/01/32...          885,437
     157,203   PL# 545762, 6.50%, 07/01/32...          162,542
      32,331   PL# 549659, 7.00%, 02/01/16...           33,660
      14,579   PL# 549962, 7.00%, 10/01/30...           15,380
      44,956   PL# 549975, 7.00%, 10/01/30...           47,426
       5,289   PL# 550440, 7.00%, 02/01/16...            5,506
      48,513   PL# 554493, 7.00%, 10/01/30...           51,179

                       See notes to financial statements.

                               CORE BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

  PRINCIPAL                                          VALUE
  ---------                                     --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)

$    236,414   PL# 555114, 5.50%, 12/01/17...   $      240,026
      27,456   PL# 555144, 7.00%, 10/01/32...           28,955
     371,254   PL# 555254, 6.50%, 01/01/33...          383,965
     213,681   PL# 555798, 6.50%, 05/01/33...          220,997
       1,590   PL# 558362, 7.50%, 11/01/30...            1,698
         532   PL# 558519, 7.50%, 11/01/30...              567
       1,360   PL# 559277, 7.00%, 10/01/30...            1,435
      40,168   PL# 559313, 7.00%, 12/01/30...           42,375
       1,262   PL# 559741, 7.50%, 01/01/31...            1,347
      24,209   PL# 560384, 7.00%, 11/01/30...           25,539
       1,426   PL# 560596, 7.50%, 01/01/31...            1,523
       2,761   PL# 561678, 7.50%, 12/01/30...            2,948
       1,473   PL# 564080, 7.50%, 12/01/30...            1,573
      10,839   PL# 564183, 7.00%, 12/01/30...           11,435
       1,429   PL# 564529, 7.50%, 12/01/30...            1,526
      11,220   PL# 566658, 7.00%, 02/01/31...           11,828
      70,981   PL# 572453, 5.50%, 04/01/16...           72,088
       6,337   PL# 575285, 7.50%, 03/01/31...            6,760
       4,696   PL# 579161, 6.50%, 04/01/31...            4,856
     384,390   PL# 580165, 5.50%, 09/01/16...          390,387
      12,214   PL# 580179, 7.00%, 10/01/16...           12,716
         694   PL# 580377, 7.50%, 04/01/31...              741
      46,420   PL# 580515, 5.50%, 04/01/16...           47,144
       9,525   PL# 584811, 7.00%, 05/01/31...           10,041
      97,875   PL# 585248, 7.00%, 06/01/31...          103,254
     184,854   PL# 589120, 5.50%, 11/01/16...          187,738
       1,111   PL# 589405, 7.50%, 06/01/31...            1,186
       5,759   PL# 589893, 7.00%, 06/01/31...            6,071
       4,631   PL# 592129, 7.50%, 06/01/31...            4,940
       6,773   PL# 596895, 6.50%, 07/01/31...            7,005
      10,693   PL# 598125, 7.00%, 09/01/16...           11,132
       9,141   PL# 602148, 5.50%, 09/01/16...            9,284
      62,394   PL# 604517, 5.50%, 11/01/16...           63,367
       7,196   PL# 606551, 6.50%, 10/01/31...            7,442
       3,013   PL# 606600, 7.00%, 10/01/31...            3,176
      44,047   PL# 607386, 5.50%, 11/01/16...           44,734
      61,704   PL# 607493, 5.50%, 11/01/16...           62,667
      22,192   PL# 610128, 7.00%, 10/01/31...           23,394
     192,511   PL# 610579, 5.50%, 12/01/16...          195,514
       8,418   PL# 611323, 7.00%, 10/01/16...            8,764
      28,130   PL# 612071, 5.50%, 11/01/16...           28,569
     169,280   PL# 614506, 5.50%, 11/01/16...          171,921
   1,660,730   PL# 619054, 5.50%, 02/01/17...        1,686,099
       5,732   PL# 622119, 6.50%, 01/01/32...            5,928
     223,241   PL# 624035, 6.50%, 01/01/32...          232,283
       9,441   PL# 629236, 6.50%, 02/01/32...            9,762
     604,050   PL# 631321, 5.50%, 02/01/17...          613,278
      47,315   PL# 631606, 5.50%, 03/01/17...           48,038
      51,220   PL# 632269, 7.00%, 05/01/32...           53,995
       7,417   PL# 634563, 6.50%, 03/01/32...            7,669
      59,325   PL# 634949, 7.00%, 05/01/32...           62,476
     231,168   PL# 635164, 6.50%, 08/01/32...          239,019
       2,435   PL# 644932, 6.50%, 07/01/32...            2,517
       5,476   PL# 647556, 7.00%, 01/01/30...            5,778
     445,459   PL# 648795, 6.50%, 08/01/32...          460,589
     157,982   PL# 650206, 5.50%, 01/01/18...          160,395
      70,047   PL# 650291, 6.50%, 07/01/32...           72,426
     228,832   PL# 651649, 6.50%, 08/01/32...          236,604
     933,545   PL# 652127, 6.50%, 06/01/32...          965,253
       3,417   PL# 663353, 6.50%, 09/01/32...            3,533
      33,377   PL# 664188, 5.50%, 09/01/17...           33,887
      52,190   PL# 664194, 5.50%, 09/01/17...           52,987
     391,678   PL# 670402, 6.50%, 06/01/32...          404,982
     186,566   PL# 675314, 5.50%, 12/01/17...          189,416
     277,698   PL# 676800, 5.50%, 01/01/18...          281,940
     411,290   PL# 679631, 5.50%, 02/01/18...          417,467
       7,743   PL# 681343, 5.50%, 02/01/18...            7,860
     353,997   PL# 683199, 5.50%, 02/01/18...          359,314
   2,955,341   PL# 684231, 5.00%, 01/01/18...        2,962,919
   5,018,536   PL# 687889, 5.50%, 03/01/33...        5,023,043
     778,072   PL# 688521, 5.00%, 03/01/18...          780,139
     784,378   PL# 694200, 4.50%, 05/01/18...          772,741
       5,546   PL# 694372, 6.50%, 11/01/32...            5,734
     266,590   PL# 694380, 5.00%, 03/01/18...          267,298
      75,626   PL# 695925, 5.50%, 05/01/18...           76,762
   1,212,453   PL# 701161, 4.50%, 04/01/18...        1,193,339
       9,006   PL# 701236, 5.50%, 05/01/18...            9,141
   4,186,977   PL# 703443, 5.00%, 05/01/18...        4,198,100
       7,705   PL# 708637, 5.50%, 06/01/18...            7,821
     529,320   PL# 711636, 4.50%, 05/01/18...          520,976
   4,330,161   PL# 711997, 4.50%, 09/01/18...        4,261,898
   2,056,505   PL# 720317, 5.00%, 07/01/18...        2,061,968
      12,893   PL# 725071, 5.50%, 12/01/18...           13,086
   8,065,030   PL# 725162, 6.00%, 02/01/34...        8,207,352
  16,850,416   PL# 725206, 5.50%, 02/01/34...       16,865,549
      11,130   PL# 725269, 5.50%, 03/01/19...           11,300
     207,525   PL# 725407, 6.50%, 01/01/34...          214,630
     292,071   PL# 725418, 6.50%, 05/01/34...          302,072
   4,474,616   PL# 725519, 5.50%, 05/01/19...        4,542,970
   4,713,007   PL# 725704, 6.00%, 08/01/34...        4,796,176
  11,565,695   PL# 725717, 4.00%, 08/01/19...       11,097,292
  10,783,855   PL# 725946, 5.50%, 11/01/34...       10,786,138
      10,342   PL# 732724, 5.50%, 08/01/18...           10,497
  15,548,382   PL# 735141, 5.50%, 01/01/35...       15,551,674
   4,002,210   PL# 735454, 5.50%, 11/01/18...        4,063,348
  25,137,194   PL# 735504, 6.00%, 04/01/35...       25,613,429
   1,084,669   PL# 735611, 5.50%, 03/01/20...        1,101,238
 100,277,206   PL# 735989, 5.50%, 02/01/35...      100,471,428
     156,229   PL# 738632, 5.00%, 11/01/18...          156,644
       9,095   PL# 741355, 5.50%, 10/01/18...            9,232
   5,130,381   PL# 743575, 5.00%, 11/01/18...        5,144,010
   9,842,906   PL# 745140, 5.00%, 11/01/35...        9,610,898
  11,201,507   PL# 745193, 5.50%, 06/01/20...       11,372,621
  40,257,451   PL# 745275, 5.00%, 02/01/36...       39,308,542

                       See notes to financial statements.

                               CORE BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

  PRINCIPAL                                          VALUE
  ---------                                     --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)

$ 22,452,811   PL# 745412, 5.50%, 12/01/35...   $   22,457,566
  16,062,842   PL# 745735, 5.00%, 03/01/21...       16,081,115
  13,205,278   PL# 745740, 5.00%, 07/01/36...       12,889,654
      58,124   PL# 745823, 6.00%, 08/01/36...           59,045
     518,177   PL# 748257, 4.50%, 10/01/18...          510,008
       5,021   PL# 748655, 6.50%, 09/01/33...            5,185
       2,632   PL# 749118, 5.50%, 11/01/18...            2,672
      14,019   PL# 749153, 5.50%, 11/01/18...           14,229
       8,684   PL# 753643, 5.50%, 11/01/18...            8,814
      17,835   PL# 755167, 5.50%, 11/01/18...           18,102
     137,766   PL# 757687, 5.50%, 07/01/34...          137,795
      11,581   PL# 759423, 5.50%, 01/01/19...           11,745
      10,345   PL# 761018, 5.50%, 12/01/18...           10,500
      33,411   PL# 761808, 5.50%, 05/01/18...           33,921
     426,251   PL# 766312, 5.50%, 03/01/19...          432,285
     201,611   PL# 768313, 5.50%, 01/01/19...          204,639
     192,356   PL# 781889, 5.50%, 03/01/17...          195,357
   5,809,002   PL# 806549, Variable Rate,
                 4.57%, 01/01/35 (1)........         5,825,669
      54,391   PL# 817808, 6.00%, 09/01/36...           55,253
   1,274,558   PL# 826273, 6.00%, 07/01/20...        1,305,164
   1,568,185   PL# 831361, 5.50%, 03/01/21...        1,588,955
      68,757   PL# 831500, 6.00%, 05/01/16...           70,498
   4,413,250   PL# 831511, 6.00%, 06/01/16...        4,524,994
     868,507   PL# 845420, 6.00%, 02/01/36...          882,587
     756,362   PL# 849239, 5.50%, 01/01/21...          766,572
   8,868,188   PL# 850867, Variable Rate,
                 5.64%, 01/01/36 (1)........         8,862,878
   1,913,336   PL# 870843, 6.00%, 10/01/36...        1,943,662
     161,720   PL# 871059, 6.00%, 01/01/37...          164,283
     581,578   PL# 871436, 6.00%, 06/01/36...          590,796
      55,720   PL# 878340, 6.00%, 04/01/37...           56,596
     827,676   PL# 880770, 5.50%, 05/01/21...          838,639
     100,351   PL# 881578, 5.50%, 05/01/21...          101,680
     835,874   PL# 885071, 5.50%, 05/01/21...          846,944
  45,336,711   PL# 888306, 5.00%, 12/01/36...       44,268,078
  22,888,260   PL# 888635, 5.50%, 09/01/36...       22,908,814
  31,442,489   PL# 888678, 5.00%, 12/01/36...       30,701,358
     869,675   PL# 891805, 6.00%, 06/01/36...          883,459
     719,038   PL# 891814, 6.50%, 07/01/36...          739,314
     808,333   PL# 892970, 6.50%, 09/01/36...          831,127
      24,033   PL# 893926, 6.00%, 10/01/36...           24,414
     901,741   PL# 896049, 6.00%, 06/01/36...          916,034
      50,526   PL# 897820, 6.00%, 09/01/36...           51,327
     791,901   PL# 898124, 6.00%, 09/01/36...          804,453
     633,160   PL# 898330, 6.00%, 12/01/36...          643,196
     850,952   PL# 900303, 6.00%, 09/01/36...          864,440
     847,055   PL# 901717, 6.00%, 10/01/36...          860,481
     141,668   PL# 904102, 6.00%, 11/01/36...          143,913
     932,768   PL# 904907, 6.00%, 11/01/36...          947,552
     853,392   PL# 905674, 6.00%, 12/01/36...          866,918
  11,147,640   PL# 906064, 6.00%, 01/01/37...       11,324,331
      92,063   PL# 907735, 6.00%, 12/01/36...           93,522
     631,120   PL# 911420, 6.00%, 05/01/37...          641,038
     779,572   PL# 911440, 6.00%, 02/01/37...          791,823
     776,409   PL# 911446, 6.00%, 03/01/37...          788,611
     678,936   PL# 913180, 6.00%, 03/01/37...          689,605
     760,401   PL# 913345, 6.00%, 05/01/37...          772,351
      90,365   PL# 916302, 6.00%, 04/01/37...           91,785
      36,597   PL# 916946, 6.00%, 06/01/37...           37,172
     692,232   PL# 919389, 6.00%, 05/01/37...          703,110
     157,898   PL# 922044, 6.00%, 02/01/37...          160,401
      31,778   PL# 923382, 6.00%, 06/01/37...           32,278
     811,239   PL# 928306, 6.00%, 05/01/37...          823,988
   8,023,872   PL# 928510, 6.50%, 06/01/37...        8,249,280
      65,854   PL# 938111, 6.00%, 07/01/37...           66,889
     768,524   PL# 940762, 6.00%, 06/01/37...          780,602
   8,828,851   PL# 941348, 6.50%, 08/01/37...        9,076,872
   4,573,428   PL# 944027, 6.50%, 08/01/37...        4,701,906
   3,000,000   TBA, 5.00%, 01/01/23..........        3,003,282
  50,900,000   TBA, 5.50%, 01/01/38..........       50,844,316
     600,000   TBA, 6.00%, 01/01/38..........          609,281
                                                --------------
                                                   641,131,448
                                                --------------

               FEDERAL AGRICULTURAL MORTGAGE
                 CORPORATION -- 2.1%
  45,175,000   144A, 5.50%, 07/15/11.........       47,881,841
                                                --------------

               FEDERAL HOME LOAN BANK -- 0.8%
  18,840,000   4.00%, 02/01/08...............       18,830,599
                                                --------------

               FREDDIE MAC -- 2.2%
  16,800,000   4.75%, 06/28/12...............       17,393,880
   4,702,572   PL# 1B2853, Variable Rate,
                 4.33%, 04/01/35 (1)........         4,648,673
  10,754,952   PL# 1G1119, Variable Rate,
                 4.75%, 09/01/35 (1)........        10,656,660
  15,850,000   Series MTN, 5.00%, 12/14/18...       15,966,291
                                                --------------
                                                    48,665,504
                                                --------------

               FREDDIE MAC GOLD -- 6.4%
     230,122   PL# A32037, 5.00%, 03/01/35...          224,712
      25,024   PL# A38585, 5.50%, 10/01/35...           24,986
     429,301   PL# A64579, 5.50%, 08/01/37...          428,482
     380,739   PL# B10307, 4.50%, 10/01/18...          374,509
     459,478   PL# B11431, 4.50%, 12/01/18...          451,959
   3,135,819   PL# B11446, 5.00%, 12/01/18...        3,144,035
      43,773   PL# B13285, 4.50%, 04/01/19...           43,038
     630,730   PL# B14218, 4.50%, 05/01/19...          620,142
     942,093   PL# B14518, 4.50%, 01/01/20...          926,277
   1,382,591   PL# B17118, 4.50%, 11/01/19...        1,359,381
      21,969   PL# B17892, 4.50%, 10/01/19...           21,610
     684,735   PL# B19028, 4.50%, 03/01/20...          673,100
   4,008,968   PL# B19043, 4.50%, 03/01/20...        3,940,849
      19,637   PL# B19177, 4.50%, 05/01/20...           19,303
     842,224   PL# B19187, 4.50%, 04/01/20...          827,913
     171,215   PL# B19188, 4.50%, 05/01/20...          168,305
     181,620   PL# B19272, 4.50%, 05/01/20...          178,534

                       See notes to financial statements.

                               CORE BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

  PRINCIPAL                                          VALUE
  ---------                                     --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC GOLD (CONTINUED)

$    474,831   PL# B19621, 5.00%, 07/01/20...   $      475,371
     882,716   PL# C01271, 6.50%, 12/01/31...          912,964
   2,664,581   PL# C57150, 6.00%, 05/01/31...        2,716,877
       3,221   PL# C67653, 7.00%, 06/01/32...            3,375
      48,015   PL# C67868, 7.00%, 06/01/32...           50,316
      12,171   PL# C67999, 7.00%, 06/01/32...           12,755
      74,585   PL# C68001, 7.00%, 06/01/32...           78,159
     111,610   PL# C90229, 7.00%, 08/01/18...          117,371
      15,907   PL# E00570, 6.00%, 09/01/13...           16,313
     334,954   PL# E00592, 6.00%, 12/01/13...          343,327
      16,383   PL# E00720, 6.00%, 07/01/14...           16,779
      17,067   PL# E01007, 6.00%, 08/01/16...           17,477
      56,862   PL# E01095, 6.00%, 01/01/17...           58,247
     369,657   PL# E01490, 5.00%, 11/01/18...          370,626
     725,728   PL# E01538, 5.00%, 12/01/18...          727,630
      28,494   PL# E01638, 4.00%, 04/01/19...           27,430
      22,770   PL# E69171, 6.00%, 02/01/13...           23,329
      18,464   PL# E73319, 6.00%, 11/01/13...           18,918
      26,416   PL# E73769, 6.00%, 12/01/13...           27,065
      12,613   PL# E75990, 6.00%, 04/01/14...           12,941
      23,602   PL# E76341, 6.00%, 04/01/14...           24,146
      34,352   PL# E76730, 6.00%, 05/01/14...           35,144
      24,936   PL# E76731, 6.00%, 05/01/14...           25,510
      16,427   PL# E78995, 6.00%, 11/01/14...           16,806
     202,312   PL# E84191, 6.00%, 07/01/16...          207,268
       3,608   PL# E84758, 5.50%, 07/01/16...            3,661
      15,344   PL# E85885, 6.00%, 11/01/16...           15,720
     221,761   PL# E86502, 5.50%, 12/01/16...          224,998
       4,191   PL# E86565, 5.50%, 12/01/16...            4,252
     204,162   PL# E87961, 6.00%, 02/01/17...          209,163
     315,188   PL# E88001, 6.00%, 02/01/17...          322,820
      40,730   PL# E88452, 6.00%, 03/01/17...           41,716
     272,507   PL# E88749, 6.00%, 03/01/17...          279,182
     380,449   PL# E88789, 6.00%, 04/01/17...          389,661
     124,920   PL# E88979, 5.50%, 04/01/17...          126,700
     267,573   PL# E89282, 6.00%, 04/01/17...          274,052
     514,600   PL# E89336, 6.00%, 05/01/17...          527,060
      23,403   PL# E89653, 6.00%, 04/01/17...           23,976
     388,072   PL# E89913, 6.00%, 05/01/17...          397,469
     665,654   PL# E91644, 5.50%, 10/01/17...          675,142
     206,683   PL# E91754, 5.50%, 10/01/17...          209,630
     286,483   PL# E91774, 5.50%, 10/01/17...          290,567
     140,361   PL# E91968, 5.50%, 10/01/17...          142,362
     231,094   PL# E92113, 5.50%, 10/01/17...          234,388
      20,422   PL# E95352, 4.50%, 04/01/18...           20,088
      44,466   PL# E98821, 4.50%, 09/01/18...           43,738
   1,129,426   PL# G01391, 7.00%, 04/01/32...        1,187,257
  16,276,832   PL# G02967, 5.50%, 05/01/37...       16,245,779
      13,426   PL# G11111, 6.00%, 04/01/16...           13,743
      99,850   PL# G11394, 4.50%, 05/01/18...           98,216
   6,221,120   PL# G11618, 4.50%, 05/01/18...        6,124,745
     388,561   PL# G11639, 4.50%, 12/01/19...          382,038
   2,710,413   PL# G11681, 5.00%, 04/01/20...        2,715,768
   7,812,460   PL# G11720, 4.50%, 08/01/20...        7,681,310
  11,856,986   PL# G11769, 5.00%, 10/01/20...       11,870,473
     181,679   PL# G18052, 4.50%, 05/01/20...          178,592
   2,387,139   PL# J00156, 5.00%, 10/01/20...        2,389,854
     610,201   PL# J00726, 5.00%, 12/01/20...          610,895
   2,879,217   PL# M80813, 4.00%, 04/01/10...        2,835,010
  67,000,000   TBA, 5.50%, 01/01/38..........       66,863,924
                                                --------------
                                                   143,417,228
                                                --------------

               GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION -- 1.3%
      96,172   PL# 3173, 6.50%, 12/20/31.....           99,709
  12,789,009   PL# 4006, 6.00%, 07/20/37.....       13,055,346
         560   PL# 434615, 7.00%, 11/15/29...              594
     143,581   PL# 435071, 7.00%, 03/15/31...          152,246
      18,608   PL# 493966, 7.00%, 06/15/29...           19,749
      36,868   PL# 494742, 7.00%, 04/15/29...           39,128
       1,093   PL# 530260, 7.00%, 02/15/31...            1,159
     214,601   PL# 531025, 6.00%, 04/15/32...          220,140
         476   PL# 538271, 7.00%, 11/15/31...              505
      70,776   PL# 538312, 6.00%, 02/15/32...           72,603
     107,472   PL# 543989, 7.00%, 03/15/31...          113,958
         783   PL# 547545, 7.00%, 04/15/31...              830
     219,154   PL# 550985, 7.00%, 10/15/31...          232,380
         247   PL# 551549, 7.00%, 07/15/31...              261
      17,221   PL# 552413, 7.00%, 02/15/32...           18,260
      76,396   PL# 554808, 6.00%, 05/15/31...           78,412
      56,734   PL# 555360, 6.00%, 06/15/31...           58,231
      72,250   PL# 555733, 6.00%, 03/15/32...           74,115
         452   PL# 557664, 7.00%, 08/15/31...              480
      54,411   PL# 557678, 7.00%, 08/15/31...           57,695
       3,754   PL# 561050, 7.00%, 05/15/31...            3,981
         370   PL# 561996, 7.00%, 07/15/31...              393
      10,129   PL# 563346, 7.00%, 09/15/31...           10,741
      39,940   PL# 563599, 7.00%, 06/15/32...           42,351
      66,357   PL# 564086, 7.00%, 07/15/31...           70,361
      35,884   PL# 564300, 6.00%, 08/15/31...           36,831
       6,990   PL# 564706, 7.00%, 07/15/31...            7,412
      68,602   PL# 565808, 6.00%, 11/15/31...           70,412
     149,066   PL# 567622, 6.00%, 04/15/32...          152,913
      74,948   PL# 569567, 7.00%, 01/15/32...           79,473
      55,016   PL# 570517, 6.00%, 01/15/32...           56,436
      39,109   PL# 572821, 6.00%, 12/15/31...           40,141
      72,203   PL# 574873, 6.00%, 12/15/31...           74,108
      82,567   PL# 575906, 6.00%, 01/15/32...           84,698
      34,565   PL# 576323, 6.00%, 12/15/31...           35,477
       1,260   PL# 579377, 7.00%, 04/15/32...            1,336
     181,134   PL# 581015, 7.00%, 02/15/32...          192,068
      82,958   PL# 581070, 6.00%, 02/15/32...           85,099
      42,756   PL# 582956, 7.00%, 02/15/32...           45,337
     216,544   PL# 587122, 7.00%, 06/15/32...          229,616
       4,897   PL# 587494, 7.00%, 06/15/32...            5,193

                       See notes to financial statements.

                               CORE BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

  PRINCIPAL                                          VALUE
  ---------                                     --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                 (CONTINUED)

$        923   PL# 589696, 7.00%, 05/15/32...   $          979
      42,281   PL# 592030, 6.00%, 02/15/32...           43,373
      15,120   PL# 780802, 6.50%, 05/15/28...           15,701
      24,820   PL# 781113, 7.00%, 11/15/29...           26,342
     156,203   PL# 781148, 6.00%, 07/15/29...          160,524
      77,127   PL# 781276, 6.50%, 04/15/31...           80,053
      22,186   PL# 781287, 7.00%, 05/15/31...           23,540
      35,129   PL# 781324, 7.00%, 07/15/31...           37,260
     193,366   PL# 781328, 7.00%, 09/15/31...          205,170
     150,592   PL# 781330, 6.00%, 09/15/31...          154,736
      39,399   PL# 781496, 6.50%, 09/15/32...           40,870
      50,611   PL# 781548, 7.00%, 11/15/32...           53,676
      29,563   PL# 781584, 7.00%, 05/15/32...           31,358
   2,499,324   PL# 781804, 6.00%, 09/15/34...        2,561,657
   2,225,654   PL# 781847, 6.00%, 12/15/34...        2,280,981
   2,176,588   PL# 781902, 6.00%, 02/15/35...        2,230,578
   5,514,321   PL# 80916, 4.75%, 05/20/34....        5,515,312
                                                --------------
                                                    29,082,288
                                                --------------

               RESOLUTION FUNDING STRIPS -- 0.1%
   1,200,000   Zero coupon, 07/15/18.........          748,287
   1,200,000   Zero coupon, 10/15/18.........          738,973
                                                --------------
                                                     1,487,260
                                                --------------
               TOTAL US GOVERNMENT AGENCY
                 SECURITIES
                 (Cost $952,558,010)........       966,854,678
                                                --------------

               CORPORATE BONDS AND NOTES -- 50.6%
               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 0.0%
     280,000   Daimler Chrysler NA Holding,
                 4.05%, 06/04/08............           278,951
                                                --------------

               BANKS AND FINANCIAL SERVICES -- 14.6%
     390,000   American Real Estate Partners,
                 LP/American Real Estate
                 Finance Corp.,
                 8.13%, 06/01/12............           379,763
      85,000   BAC Capital Trust XI,
                 6.63%, 05/23/36............            82,955
   3,000,000   Bank of America Corp.,
                 7.80%, 09/15/16............         3,405,813
   4,550,000   Bank of America Corp.,
                 6.00%, 09/01/17............         4,657,089
  14,740,000   Bank of America Corp.,
                 5.75%, 12/01/17............        14,801,466
   3,025,000   Bank of America NA,
                 5.30%, 03/15/17............         2,946,710
   2,550,000   Bank of America NA, Series
                 BKNT,
                 6.10%, 06/15/17............         2,610,728
   2,000,000   BankBoston NA, Series BKNT,
                 6.38%, 03/25/08............         2,003,042
   7,265,000   Barclays Bank PLC -- 144A
                 (United Kingdom),
                 Variable Rate,
                 7.43%, perpetual (1).......         7,562,691
   7,125,000   Citigroup Capital XXI,
                 Variable Rate,
                 8.30%, 12/21/57 (1)........         7,460,972
   9,050,000   Citigroup, Inc.,
                 3.50%, 02/01/08............         9,038,543
  14,330,000   Citigroup, Inc.,
                 3.63%, 02/09/09 (5)........        14,141,661
     820,000   Citigroup, Inc.,
                 6.20%, 03/15/09............           831,502
   3,980,000   Citigroup, Inc.,
                 4.13%, 02/22/10............         3,923,735
   6,700,000   Citigroup, Inc.,
                 5.30%, 10/17/12............         6,794,282
   3,300,000   Citigroup, Inc.,
                 5.88%, 05/29/37............         3,090,117
   8,220,000   Credit Suisse (Guernsey),
                 Variable Rate,
                 5.86%, perpetual (1) (5)...         7,371,318
   8,225,000   Eksportfinans ASA,
                 Series MTN (Norway),
                 3.38%, 01/15/08............         8,217,285
  14,675,000   General Electric Capital
                 Corp.,
                 5.00%, 11/15/11............        14,865,715
   5,375,000   General Electric Capital
                 Corp.,
                 Variable Rate,
                 6.38%, 11/15/67 (1)........         5,559,733
   5,820,000   General Electric Capital
                 Corp.,
                 Series GMTN,
                 6.15%, 08/07/37............         6,205,045
   5,680,000   General Electric Capital
                 Corp.,
                 Series MTN,
                 5.00%, 04/10/12............         5,755,436
   3,230,000   Goldman Sachs Capital II,
                 Variable Rate,
                 5.79%, perpetual (1).......         2,878,450
  13,605,000   Goldman Sachs Group, Inc.,
                 5.25%, 10/15/13............        13,626,455
   2,850,000   HBOS Treasury Services
                 PLC -- 144A (United
                 Kingdom),
                 3.75%, 09/30/08............         2,829,571
   2,925,000   HSBC Finance Corp.,
                 6.50%, 11/15/08............         2,957,731
   1,495,000   JPMorgan Chase & Company,
                 3.63%, 05/01/08............         1,486,721
   2,100,000   JPMorgan Chase & Company,
                 5.75%, 10/15/08............         2,111,804
   1,100,000   JPMorgan Chase & Company,
                 7.00%, 11/15/09............         1,146,957
   7,750,000   JPMorgan Chase Bank NA,
                 Series BKNT,
                 6.00%, 07/05/17............         7,861,941
   1,945,000   JPMorgan Chase Bank NA,
                 Series BKNT,
                 6.00%, 10/01/17............         1,981,733
  10,250,000   JPMorgan Chase Capital XXV,
                 6.80%, 10/01/37............         9,885,705

                       See notes to financial statements.

                               CORE BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

  PRINCIPAL                                          VALUE
  ---------                                     --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               BANKS AND FINANCIAL SERVICES (CONTINUED)

$630,000,000   Kreditanstalt fur Wiederaufbau
                 (Germany),
                 Series EMTN, Floating Rate,
                 0.66%, 08/08/11 (2)(17)....    $    5,642,350
   1,015,000   Lehman Brothers Capital Trust
                 VII,
                 Series MTN, Variable Rate,
                 5.86%, perpetual(1)........           905,466
   4,400,000   Lehman Brothers Holdings,
                 Inc.,
                 Series MTN,
                 5.25%, 02/06/12............         4,357,703
   6,030,000   Lehman Brothers Holdings,
                 Inc.,
                 Series MTN,
                 6.00%, 07/19/12............         6,146,005
   2,400,000   Lehman Brothers Holdings,
                 Inc.,
                 Series MTN,
                 5.50%, 04/04/16............         2,300,162
   6,650,000   Lehman Brothers Holdings,
                 Inc.,
                 Series MTN,
                 6.75%, 12/28/17............         6,866,564
   3,800,000   Lehman Brothers Holdings,
                 Inc.,
                 Series MTN,
                 7.00%, 09/27/27............         3,867,142
   3,175,000   Mellon Capital IV,
                 Series 1, Variable Rate,
                 6.24%, perpetual (1).......         2,949,581
   7,310,000   Morgan Stanley,
                 5.05%, 01/21/11............         7,314,284
     425,000   Morgan Stanley,
                 6.75%, 04/15/11............           445,787
  17,410,000   Morgan Stanley,
                 Floating Rate,
                 5.49%, 01/09/12 (2)........        16,840,013
   8,710,000   Morgan Stanley,
                 Series MTN,
                 6.25%, 08/28/17............         8,870,560
   1,950,000   Morgan Stanley, Series MTNF,
                 5.55%, 04/27/17............         1,904,986
     355,000   Nationwide Building
                 Society -- 144A (United
                 Kingdom),
                 4.25%, 02/01/10............           354,853
   6,450,000   Royal Bank of Scotland Group
                 PLC -- 144A
                 (United Kingdom),
                 Variable Rate,
                 6.99%, perpetual (1).......         6,441,834
   3,365,000   SLM Corp.,
                 Series MTN,
                 5.40%, 10/25/11............         3,069,412
   2,000,000   SunTrust Banks, Inc.,
                 4.00%, 10/15/08............         1,987,450
   1,535,000   SunTrust Banks, Inc.,
                 Series CD,
                 4.42%, 06/15/09............         1,524,419
   2,125,000   SunTrust Capital VIII,
                 Variable Rate,
                 6.10%, 12/01/66 (1)........         1,773,854
   2,150,000   The Bank of New York Company,
                 Inc., Series BKNT,
                 3.80%, 02/01/08............         2,149,301
   4,700,000   The Bear Stearns Companies,
                 Inc.,
                 6.40%, 10/02/17............         4,549,031
   7,565,000   The Bear Stearns Companies,
                 Inc., Series MTN,
                 6.95%, 08/10/12............         7,785,928
   1,000,000   The Bear Stearns Companies,
                 Inc., Series MTNB,
                 4.55%, 06/23/10............           967,517
   2,475,000   TIAA Global Markets -- 144A,
                 3.88%, 01/22/08............         2,474,666
 467,000,000   Toyota Motor Credit Corp.,
                 0.75%, 06/09/08 (17).......         4,176,882
  10,780,000   UBS AG Stamford Branch,
                 Series DPNT (Switzerland),
                 5.88%, 12/20/17............        10,876,255
     980,000   UBS Preferred Funding Trust I,
                 Variable Rate,
                 8.62%, perpetual (1).......         1,056,669
   4,315,000   US Bank NA,
                 Series BKNT,
                 4.40%, 08/15/08............         4,298,159
     540,000   Wachovia Bank NA, Series BKNT,
                 4.38%, 08/15/08............           536,945
  11,100,000   Wachovia Bank NA,
                 Series BKNT,
                 6.60%, 01/15/38............        11,192,186
   2,340,000   Wachovia Corp.,
                 6.30%, 04/15/08............         2,344,418
   2,760,000   Wells Fargo & Company,
                 4.20%, 01/15/10............         2,743,882
   4,090,000   Wells Fargo & Company,
                 4.63%, 08/09/10............         4,095,652
   4,525,000   Wells Fargo & Company,
                 4.88%, 01/12/11............         4,589,033
   2,895,000   ZFS Finance USA Trust
                 V -- 144A, Variable Rate,
                 6.50%, 05/09/37 (1)........         2,677,169
                                                --------------
                                                   328,548,787
                                                --------------
               BROADCAST SERVICES/MEDIA -- 1.1%
   5,374,000   Comcast Cable Communications
                 Holdings,
                 8.38%, 03/15/13............         6,035,421
   1,800,000   Comcast Cable Communications,
                 Inc.,
                 6.75%, 01/30/11............         1,883,174
     965,000   Comcast Corp.,
                 7.05%, 03/15/33............         1,057,373
   7,250,000   Comcast Corp.,
                 6.95%, 08/15/37............         7,850,345
     465,000   Cox Communications, Inc.,
                 7.75%, 11/01/10............           496,304
     475,000   CSC Holdings, Inc.,
                 Series B,
                 8.13%, 07/15/09............           483,906
     555,000   CSC Holdings, Inc.,
                 Series B,
                 8.13%, 08/15/09............           566,100

                       See notes to financial statements.

                               CORE BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

  PRINCIPAL                                          VALUE
  ---------                                     --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               BROADCAST SERVICES/MEDIA (CONTINUED)

$  1,070,000   News America Holdings,
                 7.63%, 11/30/28............    $    1,188,960
     260,000   News America, Inc.,
                 7.28%, 06/30/28............           280,175
   1,675,000   TCI Communications, Inc.,
                 7.13%, 02/15/28............         1,746,228
     725,000   Time Warner Entertainment,
                 8.38%, 07/15/33............           875,895
   1,910,000   Time Warner, Inc.,
                 7.57%, 02/01/24............         2,076,422
                                                --------------
                                                    24,540,303
                                                --------------

               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 0.2%
   4,415,000   International Business
                 Machines Corp.,
                 5.70%, 09/14/17............         4,572,545
                                                --------------

               CONSTRUCTION SERVICES AND SUPPLIES -- 0.1%
   2,875,000   Belvoir Land LLC -- 144A,
                 5.40%, 12/15/47............         2,547,998
                                                --------------

               ELECTRONICS -- 0.0%
     155,000   L-3 Communications Corp.,
                 Series B,
                 6.38%, 10/15/15............           153,450
                                                --------------

               ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                 SERVICES -- 0.0%
     715,000   Aleris International, Inc.,
                 9.00%, 12/15/14 (12).......           600,600
                                                --------------

               FOOD AND BEVERAGE -- 0.6%
   6,445,000   Kraft Foods, Inc.,
                 6.50%, 08/11/17............         6,679,534
   5,675,000   Kraft Foods, Inc.,
                 6.13%, 02/01/18............         5,729,054
                                                --------------
                                                    12,408,588
                                                --------------

               INSURANCE -- 1.4%
   1,775,000   ASIF Global Financial XXIII --
                 144A,
                 3.90%, 10/22/08............         1,754,875
   2,850,000   Berkshire Hathaway Finance
                 Corp.,
                 3.38%, 10/15/08............         2,825,325
   2,815,000   Berkshire Hathaway Finance
                 Corp.,
                 4.13%, 01/15/10............         2,826,527
   3,800,000   Chubb Corp.,
                 Variable Rate,
                 6.38%, 03/29/37 (1)........         3,712,953
   5,355,000   Hartford Life Global Funding,
                 Series MTN,
                 Floating Rate,
                 5.16%, 09/15/09 (2)........         5,350,218
   4,455,000   MetLife, Inc.,
                 6.40%, 12/15/36............         4,095,718
   1,600,000   New York Life Global
                 Funding -- 144A,
                 3.88%, 01/15/09............         1,591,117
   3,595,000   Progressive Corp.,
                 Variable Rate,
                 6.70%, 06/15/37 (1)........         3,343,152
   2,150,000   Reinsurance Group of America,
                 Inc., Variable Rate,
                 6.75%, 12/15/65 (1)........         1,934,607
   4,125,000   The Travelers Companies, Inc.,
                 Variable Rate,
                 6.25%, 03/15/37 (1)........         3,874,967
                                                --------------
                                                    31,309,459
                                                --------------

               MACHINERY -- 0.1%
   2,150,000   Atlantic Marine, Inc. -- 144A,
                 5.34%, 12/01/50............         1,963,660
                                                --------------

               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 0.5%
   8,175,000   Amgen, Inc. -- 144A,
                 Floating Rate,
                 5.13%, 11/28/08 (2)........         8,167,275
   3,600,000   WellPoint, Inc.,
                 5.95%, 12/15/34............         3,399,667
                                                --------------
                                                    11,566,942
                                                --------------
               METALS AND MINING -- 0.4%
     730,000   AK Steel Corp.,
                 7.75%, 06/15/12............           737,300
   1,695,000   Freeport-McMoRan Copper &
                 Gold, Inc.,
                 8.25%, 04/01/15............         1,800,938
   3,080,000   Freeport-McMoRan Copper &
                 Gold, Inc.,
                 8.38%, 04/01/17............         3,311,000
   1,999,000   Ispat Inland ULC
                 (Canada),
                 9.75%, 04/01/14............         2,166,478
                                                --------------
                                                     8,015,716
                                                --------------
               OIL, COAL AND GAS -- 0.9%
   2,965,000   Arch Western Finance,
                 6.75%, 07/01/13............         2,890,875
     270,000   Colorado Interstate Gas,
                 6.80%, 11/15/15............           282,409
     120,000   Compton Petroleum Finance
                 Corp. (Canada),
                 7.63%, 12/01/13............           112,200
   1,425,000   Consolidated Natural Gas,
                 Series A,
                 5.00%, 03/01/14............         1,383,830
     365,000   El Paso Natural Gas,
                 8.63%, 01/15/22............           422,403
      15,000   El Paso Natural Gas,
                 8.38%, 06/15/32(5).........            17,646
   2,600,000   Enterprise Products Operating
                 LP,
                 4.95%, 06/01/10............         2,603,193
   3,680,000   Gaz Capital (Gazprom) -- 144A
                 (Russia),
                 7.29%, 08/16/37............         3,732,624

                       See notes to financial statements.

                               CORE BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

  PRINCIPAL                                          VALUE
  ---------                                     --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               OIL, COAL AND GAS (CONTINUED)

$    190,000   KCS Energy, Inc.,
                 7.13%, 04/01/12............    $      183,825
   1,795,000   Petrobras International
                 Finance Company (Cayman
                 Islands), 5.88%, 03/01/18..         1,794,103
   2,690,000   Sabine Pass LNG, LP,
                 7.50%, 11/30/16............         2,582,400
     665,000   Tennessee Gas Pipeline
                 Company, 7.00%, 10/15/28...           674,631
   3,400,000   XTO Energy, Inc.,
                 6.75%, 08/01/37............         3,659,070
                                                --------------
                                                    20,339,209
                                                --------------

               PAPER AND FOREST PRODUCTS -- 0.1%
     365,000   Bowater Canada Finance Corp.
                 (Canada),
                 7.95%, 11/15/11............           296,563
     400,000   Catalyst Paper Corp.,
                 Series D (Canada),
                 8.63%, 06/15/11............           334,000
   1,915,000   Georgia-Pacific Corp. -- 144A,
                 7.13%, 01/15/17............         1,871,912
                                                --------------
                                                     2,502,475
                                                --------------

               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 0.4%
     170,000   Bio-Rad Laboratories, Inc.,
                 7.50%, 08/15/13............           172,550
     530,000   Bio-Rad Laboratories, Inc.,
                 6.13%, 12/15/14............           512,775
     600,000   Bristol-Myers Squibb,
                 6.88%, 08/01/97............           635,923
 766,000,000   Pfizer, Inc., Series INTL,
                 0.80%, 03/18/08(17)........         6,852,942
   1,580,000   Wyeth,
                 6.00%, 02/15/36............         1,585,225
                                                --------------
                                                     9,759,415
                                                --------------

               PRINTING AND PUBLISHING -- 0.0%
   1,070,000   Idearc, Inc.,
                 8.00%, 11/15/16............           987,075
                                                --------------

               PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                 VEHICLES, AUTOMOTIVE EQUIPMENT AND
                 REPAIRS -- 1.5%
   3,556,467   Daimler Chrysler Auto Trust,
                 Series 2005-B, Class A3,
                 4.04%, 09/08/09............         3,553,213
  11,740,976   Daimler Chrysler Auto Trust,
                 Series 2006-B, Class A3,
                 5.33%, 08/08/10............        11,780,300
  18,911,000   Nissan Auto Receivables Owner
                 Trust,
                 Series 2006-B, Class A4,
                 5.22%, 11/15/11............        19,148,669
                                                --------------
                                                    34,482,182
                                                --------------

               PRIVATE ASSET BACKED: BANKS AND FINANCIAL
                 SERVICES -- 3.0%
   3,394,098   Banc of America Alternative
                 Loan Trust,
                 Series 2004-7, Class 4A1,
                 5.00%, 08/25/19............         3,332,556
   2,805,000   Greenwich Capital Commercial
                 Funding Corp.,
                 Series 2004-GG1, Class A4,
                 4.76%, 06/10/36............         2,813,623
  11,200,000   Greenwich Capital Commercial
                 Funding Corp.,
                 Series 2005-GG3, Class A3,
                 4.57%, 08/10/42............        10,968,322
   2,689,165   Morgan Stanley Capital I,
                 Series 1999-FNV1, Class A2,
                 6.53%, 03/15/31............         2,713,360
   7,875,000   Morgan Stanley Capital I,
                 Series 2007-IQ15, Class AM,
                 Floating Rate,
                 5.88%, 07/11/17(3).........         8,013,567
   7,440,000   Morgan Stanley Capital I,
                 Series 2007-IQ16, Class A4,
                 5.81%, 10/12/17............         7,672,099
   2,884,015   SLM Student Loan Trust,
                 Series 2005-5, Class A1,
                 Floating Rate,
                 5.08%, 01/25/18(2).........         2,885,310
  14,200,000   SLM Student Loan Trust,
                 Series 2005-6, Class A5B,
                 Floating Rate,
                 5.09%, 07/27/26(2).........        14,193,781
  14,030,000   Washington Mutual Asset
                 Securities Corp. -- 144A,
                 Series 2005-C1A, Class A2,
                 5.15%, 05/25/36............        14,045,159
                                                --------------
                                                    66,637,777
                                                --------------

               PRIVATE ASSET BACKED: CREDIT CARDS -- 3.4%
  14,000,000   American Express Credit
                 Account Master Trust,
                 Series 2005-3, Class A,
                 Floating Rate,
                 5.03%, 01/18/11(3).........        13,998,113
  34,800,000   Chase Issuance Trust,
                 Series 2007-A17, Class A,
                 5.12%, 10/15/14............        35,682,591
  15,125,000   Citibank Credit Card Issuance
                 Trust,
                 Series 2006-A2, Class A2,
                 4.85%, 02/10/11............        15,219,023
  11,500,000   MBNA Credit Card Master Note
                 Trust,
                 Series 2003-A6, Class A6,
                 2.75%, 10/15/10............        11,418,382
                                                --------------
                                                    76,318,109
                                                --------------

               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY -- 19.1%
   1,552,609   ACE Securities Corp.,
                 Series 2006-HE1, Class A2A,
                 Floating Rate,
                 4.95%, 02/25/36(3).........         1,546,370

                       See notes to financial statements.

                               CORE BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

  PRINCIPAL                                          VALUE
  ---------                                     --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME EQUITY
                 (CONTINUED)

$ 11,960,000   Banc of America Commercial
                 Mortgage, Inc.,
                 Series 2000-1, Class A2A,
                 7.33%, 11/15/31............    $   12,367,134
   8,201,046   Banc of America Commercial
                 Mortgage, Inc.,
                 Series 2001-1, Class A2,
                 6.50%, 04/15/36............         8,561,790
  16,715,000   Banc of America Commercial
                 Mortgage, Inc.,
                 Series 2002-2, Class A3,
                 5.12%, 07/11/43............        16,926,716
  11,170,000   Banc of America Commercial
                 Mortgage, Inc.,
                 Series 2002-PB2, Class A4,
                 6.19%, 06/11/35............        11,721,969
  13,250,000   Banc of America Commercial
                 Mortgage, Inc.,
                 Series 2007-2, Class A4,
                 Floating Rate,
                 5.69%, 04/10/49(3).........        13,622,514
     437,356   Bear Stearns Commercial
                 Mortgage Securities, Inc.,
                 Series 2001, Class A1,
                 6.08%, 02/15/35............           442,649
   2,545,000   Bear Stearns Commercial
                 Mortgage Securities, Inc.,
                 Series 2005-PWR8, Class A4,
                 4.67%, 06/11/41............         2,436,026
   3,475,000   Chase Commercial Mortgage
                 Securities Corp.,
                 Series 2000-3, Class A2,
                 7.32%, 10/15/32............         3,664,574
   4,647,000   Citigroup Commercial Mortgage
                 Trust,
                 Series 2007-C6, Class A4,
                 5.70%, 12/10/49............         4,787,747
  13,168,307   Citigroup Mortgage Loan Trust,
                 Inc., Series 2005-4, Class
                 A,
                 Floating Rate,
                 5.34%, 08/25/35(3).........        12,795,869
   5,797,169   Citigroup Mortgage Loan Trust,
                 Inc.,
                 Series 2007-AMC3, Class
                 A2A,
                 Floating Rate,
                 4.98%, 03/25/37(3).........         5,535,951
     818,931   Countrywide Asset-Backed
                 Certificates,
                 Series 2004-13, Class AV4,
                 Floating Rate,
                 5.16%, 06/25/35(3).........           789,587
   9,451,608   Countrywide Home Loans,
                 Series 2007-16, Class A1,
                 6.50%, 10/25/37............         9,593,963
  19,090,149   Credit Suisse First Boston
                 Mortgage Securities Corp.,
                 Series 1998-C2, Class A2,
                 6.30%, 11/15/30............        19,204,592
  10,280,000   Credit Suisse First Boston
                 Mortgage Securities Corp.,
                 Series 2002-CKS4, Class A2,
                 5.18%, 11/15/36............        10,417,049
  13,110,000   Credit Suisse First Boston
                 Mortgage Securities Corp.,
                 Series 2003-C3, Class A5,
                 3.94%, 05/15/38............        12,527,725
   3,696,359   Credit Suisse Mortgage Capital
                 Certificates,
                 Series 2006-3, Class 1A1A,
                 Floating Rate,
                 4.96%, 04/25/36(3).........         3,689,065
   4,380,601   DLJ Commercial Mortgage Corp.,
                 Series 2000-CKP1, Class
                 A1B, 7.18%, 11/10/33.......         4,617,463
   4,577,530   Fieldstone Mortgage Investment
                 Corp.,
                 Series 2006-1, Class A1,
                 Floating Rate,
                 4.95%, 05/25/36(3).........         4,531,096
   3,463,061   First Franklin Mortgage Loan
                 Asset Backed Certificates,
                 Series 2006-FF4, Class A1,
                 Floating Rate,
                 4.93%, 03/25/36(3).........         3,432,412
  12,570,000   First Union National Bank
                 Commercial Mortgage,
                 Series 2001-C2, Class A2,
                 6.66%, 01/12/43............        13,236,622
  10,380,000   GE Capital Commercial Mortgage
                 Corp.,
                 Series 2002-1A, Class A3,
                 6.27%, 12/10/35............        10,940,008
  11,875,000   GE Capital Commercial Mortgage
                 Corp.,
                 Series 2002-2A, Class A3,
                 5.35%, 08/11/36............        12,123,519
   5,825,824   GMAC Commercial Mortgage
                 Securities, Inc.,
                 Series 1999-C2, Class A2,
                 6.95%, 09/15/33............         5,956,030
   5,597,738   GMAC Commercial Mortgage
                 Securities, Inc.,
                 Series 1999-C3, Class A2,
                 7.18%, 08/15/36............         5,771,918
   3,175,000   GS Mortgage Securities Corp.
                 II,
                 Series 2005-GG4, Class A4A,
                 4.75%, 07/10/39............         3,048,420
   5,027,000   GS Mortgage Securities Corp.
                 II,
                 Series 2005-GG4, Class AJ,
                 4.78%, 07/10/39............         4,578,792
   9,062,644   GSR Mortgage Loan Trust,
                 Series 2005-AR4, Class 6A1,
                 5.25%, 07/25/35............         8,720,847
   9,968,156   Harborview Mortgage Loan
                 Trust,
                 Series 2006-11, Class A1A,
                 Floating Rate,
                 5.14%, 12/19/36(3).........         9,408,237

                       See notes to financial statements.

                               CORE BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

  PRINCIPAL                                          VALUE
  ---------                                     --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME EQUITY
                 (CONTINUED)

$ 10,490,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-C1, Class A3,
                 5.86%, 10/12/35............    $   10,873,528
   6,650,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-CIB2, Class A3,
                 6.43%, 04/15/35............         6,993,885
   9,176,671   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-CIBC, Class A3,
                 6.26%, 03/15/33............         9,525,470
   9,350,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2005-CB12, Class A4,
                 4.90%, 09/12/37............         9,063,989
   1,665,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2006-CB17, Class A4,
                 5.43%, 12/12/43............         1,677,385
  12,770,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2007-CB20, Class A4,
                 5.79%, 02/12/51............        13,155,962
  16,786,534   JPMorgan Mortgage Trust,
                 Series 2006-A2, Class 4A1,
                 Floating Rate,
                 3.89%, 08/25/34(3).........        16,628,660
   7,056,270   LB Commercial Conduit Mortgage
                 Trust,
                 Series 1998-C4, Class A1B,
                 6.21%, 10/15/35............         7,084,656
  12,914,117   LB-UBS Commercial Mortgage
                 Trust,
                 Series 2000-C3, Class A2,
                 7.95%, 05/15/25............        13,643,448
   6,065,080   LB-UBS Commercial Mortgage
                 Trust,
                 Series 2000-C4, Class A2,
                 7.37%, 08/15/26............         6,395,801
   7,395,000   LB-UBS Commercial Mortgage
                 Trust,
                 Series 2003-C7, Class A3,
                 4.56%, 09/15/27............         7,376,793
   9,100,000   LB-UBS Commercial Mortgage
                 Trust,
                 Series 2004-C8, Class A4,
                 4.51%, 12/15/29............         9,032,035
  11,910,000   LB-UBS Commercial Mortgage
                 Trust,
                 Series 2006-C7, Class A3,
                 5.35%, 11/15/38............        11,937,039
   9,658,000   LB-UBS Commercial Mortgage
                 Trust,
                 Series 2007-C2, Class A3,
                 5.43%, 02/15/40............         9,719,285
   1,349,606   New Century Home Equity Loan
                 Trust,
                 Series 2006-1, Class A2A,
                 Floating Rate,
                 4.93%, 05/25/36 (3)........         1,347,138
   8,152,699   Popular ABS Mortgage Pass-
                 Through Trust,
                 Series 2006-D, Class A1,
                 Floating Rate,
                 4.93%, 11/25/46 (3)........         7,995,651
   1,058,265   Residential Asset Mortgage
                 Products, Inc.,
                 Series 2006-RS2, Class A1,
                 Floating Rate,
                 4.95%, 03/25/36 (3)........         1,056,525
  10,133,682   Residential Asset
                 Securitization Trust,
                 Series 2005-A14, Class A4,
                 5.50%, 12/25/35............        10,133,351
   7,700,558   Salomon Brothers Mortgage
                 Securities VII,
                 Series 1999-C1, Class A2,
                 Floating Rate,
                 7.07%, 05/18/32 (3)........         7,782,337
   9,099,504   Salomon Brothers Mortgage
                 Securities VII,
                 Series 2001-C2, Class A3,
                 6.50%, 10/13/11............         9,572,221
   1,300,932   Structured Asset Investment
                 Loan Trust,
                 Series 2006-2, Class A1,
                 Floating Rate,
                 4.93%, 04/25/36 (3)........         1,292,301
  16,230,000   Wachovia Bank Commercial
                 Mortgage Trust,
                 Series 2007-C33, Class A4,
                 Floating Rate,
                 5.90%, 02/15/51 (3)........        16,978,906
     400,000   Wells Fargo Mortgage Backed
                 Securities Trust,
                 Series 2006-AR4, Class 2A4,
                 Floating Rate,
                 5.77%, 04/25/36 (3)........           394,247
                                                --------------
                                                   426,657,267
                                                --------------

               PRIVATE ASSET BACKED: OTHER -- 0.2%
   3,997,588   Structured Asset Securities
                 Corp. -- 144A,
                 Series 2003-AL2, Class A,
                 3.36%, 01/25/31............         3,663,068
                                                --------------

               PRIVATE ASSET BACKED: UTILITIES -- 0.4%
   8,000,000   Peco Energy Transition Trust,
                 Series 2000-A, Class A4,
                 7.65%, 03/01/10............         8,385,074
                                                --------------
               REAL ESTATE DEVELOPMENT AND SERVICES -- 0.2%
   4,045,000   American Real Estate Partners
                 LP -- 144A,
                 7.13%, 02/15/13............         3,822,525
                                                --------------

               REAL ESTATE INVESTMENT TRUSTS -- 0.3%
     910,000   AvalonBay Communities,
                 Series MTN,
                 6.63%, 09/15/11............           951,220
     725,000   The Rouse Company,
                 3.63%, 03/15/09............           694,375

                       See notes to financial statements.

                               CORE BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

  PRINCIPAL                                          VALUE
  ---------                                     --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

$  4,135,000   The Rouse Company,
                 5.38%, 11/26/13............    $    3,591,851
   2,200,000   The Rouse Company/TRC Co-
                 issuer, Inc -- 144A,
                 6.75%, 05/01/13............         2,054,672
                                                --------------
                                                     7,292,118
                                                --------------

               SEMICONDUCTORS -- 0.0%
   1,195,000   Momentive Performance
                 Materials -- 144A,
                 10.13%, 12/01/14...........         1,099,400
                                                --------------

               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 1.6%
     625,000   America Movil SA de CV
                 (Mexico),
                 6.38%, 03/01/35............           621,138
  10,025,000   AT&T, Inc.,
                 6.50%, 09/01/37 (6)........        10,518,180
     810,000   Cincinnati Bell, Inc.,
                 7.25%, 07/15/13............           816,075
     800,000   Citizens Communications
                 Company,
                 6.25%, 01/15/13............           779,000
   2,350,000   New England Telephone &
                 Telegraph,
                 7.88%, 11/15/29............         2,697,807
     970,000   New Jersey Bell Telephone,
                 7.85%, 11/15/29............         1,110,774
   2,755,000   Qwest Communications
                 International, Inc.,
                 7.50%, 02/15/14............         2,761,888
     755,000   Qwest Communications
                 International, Inc.,
                 Series B,
                 7.50%, 02/15/14............           756,888
     675,000   Qwest Corp.,
                 Floating Rate,
                 8.24%, 06/15/13(2).........           691,875
     890,000   Rogers Wireless, Inc.
                 (Canada),
                 7.50%, 03/15/15............           974,656
   1,950,000   Sprint Nextel Corp.,
                 6.00%, 12/01/16............         1,870,855
   1,725,000   Telecom Italia Capital
                 (Luxembourg),
                 5.25%, 10/01/15............         1,683,215
     555,000   Telecom Italia Capital
                 (Luxembourg),
                 6.00%, 09/30/34............           541,451
      75,000   Telefonica Emisiones SAU
                 (Spain),
                 6.42%, 06/20/16............            79,056
   2,950,000   Telefonica Emisiones SAU
                 (Spain),
                 7.05%, 06/20/36............         3,308,230
     850,000   Telefonica Europe BV (the
                 Netherlands),
                 7.75%, 09/15/10............           910,354
     215,000   Verizon Maryland, Inc.,
                 Series B,
                 5.13%, 06/15/33............           185,916
   1,470,000   Vodafone Group PLC
                 (United Kingdom),
                 5.00%, 12/16/13............         1,447,040
     500,000   Vodafone Group PLC
                 (United Kingdom),
                 5.00%, 09/15/15............           482,648
     890,000   Wind Acquisition Finance
                 SA -- 144A (Luxembourg),
                 10.75%, 12/01/15...........           974,550
   1,375,000   Windstream Corp.,
                 8.13%, 08/01/13............         1,430,000
   1,750,000   Windstream Corp.,
                 8.63%, 08/01/16............         1,846,250
                                                --------------
                                                    36,487,846
                                                --------------

               TRANSPORTATION -- 0.0%
     560,000   Overseas Shipholding Group,
                 7.50%, 02/15/24............           538,300
                                                --------------

               UTILITIES -- 0.5%
     335,159   AES Ironwood LLC,
                 8.86%, 11/30/25............           368,675
     235,000   AES Red Oak LLC,
                 Series B,
                 9.20%, 11/30/29............           262,025
   2,735,000   Centerpoint Energy, Inc.,
                 Series B,
                 7.25%, 09/01/10............         2,899,915
     282,824   Elwood Energy LLC,
                 8.16%, 07/05/26............           284,144
   1,000,000   Florida Power & Light,
                 5.63%, 04/01/34............           971,604
      82,450   Homer City Funding LLC,
                 8.73%, 10/01/26............            90,283
     438,270   Midwest Generation LLC,
                 Series B,
                 8.56%, 01/02/16............           467,853
     560,000   NRG Energy, Inc.,
                 7.38%, 02/01/16............           547,400
     200,000   Suncor Energy, Inc. (Canada),
                 6.50%, 06/15/38............           214,579
   4,355,000   Texas Competitive Electric
                 Holdings Company
                 LLC -- 144A,
                 10.25%, 11/01/15...........         4,333,224
                                                --------------
                                                    10,439,702
                                                --------------
               TOTAL CORPORATE BONDS AND
                 NOTES
                 (Cost $1,140,242,826)......     1,135,918,541
                                                --------------


   SHARES
   ------
               PREFERRED STOCKS -- 2.4%

               BANKS AND FINANCIAL SERVICES -- 2.3%

     678,250   Fannie Mae, Variable Rate,
                 8.25% (1)..................        17,464,938
     483,700   Freddie Mac, Series Z,
                 Variable Rate,
                 8.38% (1)(4)...............        12,648,755

                       See notes to financial statements.

                               CORE BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                            VALUE
   ------                                       --------------
               PREFERRED STOCKS (CONTINUED)
               BANKS AND FINANCIAL SERVICES (CONTINUED)

     850,000   Wachovia Corp., 8.00%.........       21,504,999
                                                --------------
                                                    51,618,692
                                                --------------

               INSURANCE -- 0.1%
   2,350,000   Lincoln National Corp.,
                 Variable Rate,
                 7.00%, 05/17/66 (1)........    $    2,363,153
                                                --------------
               TOTAL PREFERRED STOCKS
                 (Cost $52,801,330).........        53,981,845
                                                --------------


  PRINCIPAL
  ---------
               FOREIGN GOVERNMENT OBLIGATIONS -- 1.2%
$  9,700,000   AID-Israel (Israel),
                 5.50%, 09/18/23............        10,465,659
   2,975,000   Bundesrepublik Deutschland,
                 (Germany),
                 Series 07,
                 4.25%, 07/04/39 (16).......         4,103,851
   2,930,000   Province of Manitoba (Canada),
                 6.38%, 09/01/15 (18).......         2,056,970
   3,365,000   Province of Ontario, Series
                 GMTN (Canada),
                 6.25%, 06/16/15 (18).......         2,356,540
   4,400,000   Republic of Argentina
                 (Argentina), Floating Rate,
                 5.39%, 08/03/12 (11).......         3,986,400
   3,900,000   Republic of Colombia,
                 Series MTN, (Colombia),
                 7.38%, 09/18/37............         4,348,500
                                                --------------
               TOTAL FOREIGN GOVERNMENT
                 OBLIGATIONS
                 (Cost $26,816,933).........        27,317,920
                                                --------------

  CONTRACTS
  ---------

               PURCHASED CALL OPTIONS -- 0.4%
  69,900,000   Expiring 08/09/10. If
                 exercised the Series
                 receives 5.78%, and pays
                 floating 3 month LIBOR,
                 expiring 08/11/20, European
                 Style......................         4,990,860
  45,500,000   Expiring 08/16/10. If
                 exercised the Series
                 receives 5.79%, and pays
                 floating 3 month LIBOR,
                 expiring 08/18/20, European
                 Style......................         3,266,445
                                                --------------
               TOTAL PURCHASED CALL OPTIONS
                 (Cost $4,474,420)..........         8,257,305
                                                --------------

               PURCHASED PUT OPTIONS -- 0.1%
  69,900,000   Expiring 08/09/10. If
                 exercised the Series
                 receives floating 3 month
                 LIBOR, and pays 5.78%,
                 expiring 08/11/20, European
                 Style......................         1,796,430
  45,500,000   Expiring 08/16/10. If
                 exercised the Series
                 receives floating 3 month
                 LIBOR, and pays 5.79%,
                 expiring 08/18/20, European
                 Style......................         1,166,620
                                                --------------
               TOTAL PURCHASED PUT OPTIONS
                 (Cost $4,474,420)..........         2,963,050
                                                --------------

  PRINCIPAL
  ---------

               SECURITIES LENDING COLLATERAL -- 0.9%

$ 20,483,129   Securities Lending Collateral
                 Investment (Note 4)
                 (Cost $20,483,129).........        20,483,129
                                                --------------
               TOTAL SECURITIES
                 (Cost $2,281,775,217)......     2,299,237,280
                                                --------------

               REPURCHASE AGREEMENTS -- 1.7%
  39,004,146   With State Street Bank and
                 Trust, dated 12/31/2007,
                 3.80%, due 01/02/08,
                 repurchase proceeds at
                 maturity $39,012,380
                 (Collateralized by US
                 Treasury Bill, 3.22%, due
                 02/28/08, with a value of
                 $41,797,644)
                 (Cost $39,004,146) (15)....    $   39,004,146
                                                --------------
               Total Investments before Call
                 Options Written
                 and Securities Sold
                 Short -- 104.0%
                 (Cost $2,320,779,363)......     2,338,241,426
                                                --------------

  CONTRACTS
  ---------

               CALL OPTIONS WRITTEN -- (0.0)%
        (217)  US Treasury Note (5 Year)
                 March Future, expiring
                 February 2008 @ 112
                 (Premium $123,969).........           (94,937)
                                                --------------

  PRINCIPAL
  ---------


               SECURITIES SOLD SHORT -- (7.5)%
$(43,000,000)  Fannie Mae, TBA,
                 5.00%, 01/14/38............       (41,958,583)
 (69,400,000)  Fannie Mae, TBA,
                 6.00%, 01/14/38............       (70,473,549)
 (19,700,000)  Fannie Mae, TBA,
                 6.50%, 01/14/38............       (20,250,989)
    (500,000)  Fannie Mae, TBA,
                 4.50%, 01/17/23............          (492,187)
 (33,000,000)  Fannie Mae , TBA,
                 5.50%, 01/17/23............       (33,427,977)
  (1,000,000)  Fannie Mae, TBA,
                 6.00%, 01/17/23............        (1,023,281)
                                                --------------
               TOTAL SECURITIES SOLD SHORT
                 (Proceeds $167,288,668)....      (167,626,566)
                                                --------------
               Total Investments net of Call
                 Options Written and
                 Securities Sold
                 Short -- 96.5% (Cost
                 $2,153,366,726)............     2,170,519,923
               Other assets less
                 liabilities -- 3.5%........        78,359,593
                                                --------------

               NET ASSETS -- 100.0%..........   $2,248,879,516
                                                ==============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $2,321,421,353.


                       See notes to financial statements.

                               CORE BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $ 39,603,994
Gross unrealized depreciation..    (22,783,921)
                                  ------------
Net unrealized appreciation....   $ 16,820,073
                                  ============



--------

     See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



 PRINCIPAL                                     VALUE
 ---------                                 -------------
              US TREASURY SECURITIES -- 14.8%
              US TREASURY BONDS -- 0.7%
$   740,000   8.88%, 08/15/17...........   $   1,018,425
    550,000   6.13%, 11/15/27...........         666,231
    860,000   4.75%, 02/15/37 (8).......         900,313
                                           -------------
                                               2,584,969
                                           -------------

              US TREASURY INFLATION INDEX -- 2.1%
     99,253   0.88%, 04/15/10...........          98,951
    252,617   2.38%, 04/15/11...........         263,393
    470,480   1.63%, 01/15/15...........         472,502
     42,964   1.88%, 07/15/15...........          43,806
    126,314   2.00%, 01/15/16...........         129,670
    444,839   2.50%, 07/15/16...........         474,519
    145,039   2.38%, 01/15/17...........         153,095
  4,284,128   2.63%, 07/15/17...........       4,623,845
    199,505   2.38%, 01/15/25...........         209,511
     84,210   2.00%, 01/15/26...........          83,894
  1,740,463   2.38%, 01/15/27...........       1,841,084
                                           -------------
                                               8,394,270
                                           -------------

              US TREASURY NOTES -- 11.6%
  2,880,000   3.38%, 02/15/08...........       2,881,126
  3,340,000   3.75%, 05/15/08...........       3,344,960
 11,160,000   3.50%, 02/15/10...........      11,260,273
    200,000   4.88%, 05/31/11...........         210,844
  2,850,000   4.63%, 10/31/11...........       2,987,604
    190,000   4.50%, 03/31/12...........         198,639
  4,330,000   4.75%, 05/31/12 (8).......       4,571,198
  5,160,000   4.63%, 07/31/12 (8).......       5,419,615
 12,890,000   4.13%, 08/31/12 (8).......      13,275,695
     67,000   5.13%, 05/15/16...........          72,538
  1,170,000   4.63%, 02/15/17...........       1,223,565
     60,000   4.75%, 08/15/17 (8).......          63,389
                                           -------------
                                              45,509,446
                                           -------------

              US TREASURY STRIPS -- 0.4%
  2,995,000   Zero coupon, 11/15/24.....       1,369,949
                                           -------------
              TOTAL US TREASURY
                SECURITIES
                (Cost $55,800,598).....       57,858,634
                                           -------------

              US GOVERNMENT AGENCY SECURITIES -- 47.8%
              FANNIE MAE -- 28.7%
  1,287,816   PL# 256219, 5.50%,
                04/01/36 (4)...........        1,273,889
  2,629,985   PL# 256552, 5.50%,
                01/01/37 (4)...........        2,627,555
    370,370   PL# 735809, Variable Rate,
                4.47%, 08/01/35 (1)....          370,848
  4,615,932   PL# 745275, 5.00%,
                02/01/36 (4)...........        4,507,130
  2,281,528   PL# 745959, 5.50%,
                11/01/36 (4)...........        2,279,420
     27,820   PL# 759626, 6.00%,
                02/01/34 (4)...........           28,306
     42,304   PL# 795774, 6.00%,
                10/01/34 (4)...........           43,024
    186,377   PL# 796050, 6.00%,
                08/01/34 (4)...........          189,548
  1,233,467   PL# 796278, 6.00%,
                12/01/34 (4)...........        1,254,453
     46,236   PL# 801516, Variable Rate,
                4.71%, 08/01/34 (1)....           46,546
    525,505   PL# 809169, 6.00%,
                01/01/35...............          534,446
    100,778   PL# 810896, Variable Rate,
                4.83%, 01/01/35 (1)....          101,605
     23,666   PL# 820426, 6.00%,
                03/01/35...............           24,050
  1,121,805   PL# 888022, 5.00%,
                02/01/36...............        1,095,363
    992,497   PL# 888893, 5.50%,
                08/01/37...............          990,481
    446,387   PL# 893681, 6.00%,
                10/01/36...............          453,463
    791,360   PL# 893923, 6.00%,
                10/01/36...............          803,903
  1,102,266   PL# 894005, 6.00%,
                10/01/36...............        1,119,738
  1,487,973   PL# 904000, 6.00%,
                01/01/37...............        1,511,558
  3,358,248   PL# 916397, 6.50%,
                05/01/37...............        3,452,588
  1,509,330   PL# 918653, 6.00%,
                06/01/37...............        1,533,050
     99,509   PL# 950385, Variable Rate,
                5.88%, 08/01/37 (1)....          101,691
 10,395,539   PL# 950694, 6.00%,
                10/01/37...............       10,558,906
    800,000   PL# 966611, 6.00%,
                12/01/37...............          812,572
  7,100,000   TBA, 5.50%, 01/01/23 (5)..       7,192,080
  7,800,000   TBA, 6.00%, 01/01/23 (5)..       7,981,592
 44,200,000   TBA, 5.00%, 01/01/38 (5)..      43,129,519
  4,600,000   TBA, 5.50%, 01/01/38 (5)..       4,594,968
  3,200,000   TBA, 6.00%, 01/01/38 (5)..       3,249,501
  9,870,000   TBA, 6.50%, 01/01/38 (5)..      10,146,053
                                           -------------
                                             112,007,846
                                           -------------

              FEDERAL AGRICULTURAL MORTGAGE
                CORP. -- 0.3%
     80,000   4.25%, 07/29/08...........          79,949
    900,000   144A, 5.13%,
                04/19/17 (5)...........          924,651
                                           -------------
                                               1,004,600
                                           -------------

              FEDERAL HOME LOAN BANK -- 0.1%
    490,000   5.50%, 07/15/36 (5).......         538,527
                                           -------------

              FREDDIE MAC -- 2.4%
    106,131   PL# 1B2694, Variable Rate,
                4.37%,
                12/01/34 (1)(5)........          104,832
    883,963   PL# 1G2201, Variable Rate,
                6.13%,
                09/01/37 (1)(4)........          896,100
    358,313   PL# 1N1447, Variable Rate,
                5.81%,
                02/01/37 (1)(5)........          364,538
  2,122,372   PL# 1N1454, Variable Rate,
                5.91%,
                04/01/37 (1)(5)........        2,156,198
    737,544   PL# 1N1463, Variable Rate,
                5.97%,
                05/01/37 (1)(5)........          749,619
    981,254   PL# 1N1582, Variable Rate,
                5.94%,
                05/01/37 (1)(4)(5).....          995,165
  3,900,000   TBA, 5.57%, 01/01/38......       3,919,500
                                           -------------
                                               9,185,952
                                           -------------


                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 -------------
              US GOVERNMENT AGENCY SECURITIES
                (CONTINUED)
              FREDDIE MAC GOLD -- 10.3%
$   855,747   PL# A39644, 5.50%,
                11/01/35 (4)...........    $     854,446
    827,470   PL# A39756, 5.00%,
                11/01/35 (4)...........          808,016
  5,564,343   PL# A66092, 6.00%,
                09/01/37 (5)...........        5,648,310
 10,894,765   PL# G02427, 5.50%,
                12/01/36 (5)...........       10,875,351
    998,449   PL# G03092, 5.50%,
                07/01/37 (5)...........          996,544
    657,857   PL# G03441, 6.00%,
                10/01/37 (5)...........          667,784
  4,900,000   PL# G03695, 5.50%,
                11/01/37 (5)...........        4,884,712
  8,800,000   PL# G03696, 5.50%,
                01/01/38 (5)...........        8,772,544
  1,100,000   PL# G03697, 6.00%,
                01/01/38 (5)...........        1,121,582
  3,000,000   PL# G03698, 6.00%,
                12/01/37 (5)...........        3,038,970
  1,500,000   TBA, 5.00%, 01/01/23 (5)..       1,501,641
    400,000   TBA, 5.00%, 01/01/38 (5)..         390,312
    700,000   TBA, 5.50%, 01/01/38 (5)..         698,578
                                           -------------
                                              40,258,790
                                           -------------

              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 5.9%
    609,677   PL# 605617, 5.00%,
                07/15/34...............          601,058
  1,373,220   PL# 612902, 5.00%,
                07/15/33...............        1,353,763
    584,221   PL# 636084, 5.00%,
                01/15/35...............          575,942
  1,742,737   PL# 644631, 5.00%,
                09/15/35...............        1,718,042
  3,400,000   TBA, 5.50%, 01/01/38 (5)..       3,410,094
 14,950,000   TBA, 6.00%, 01/01/38 (5)..      15,307,394
     20,000   TBA, 6.50%, 01/01/38 (5)..          20,653
                                           -------------
                                              22,986,946
                                           -------------

              TENNESSEE VALLEY AUTHORITY -- 0.1%
    440,000   5.98%, 04/01/36...........         502,120
                                           -------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES
                (Cost $185,834,407)....      186,484,781
                                           -------------

              CORPORATE BONDS AND NOTES -- 50.0%
              ADVERTISING -- 0.0%
     90,000   Lamar Media Corp., Series
                B,
                6.63%, 08/15/15........           87,975
     85,000   RH Donnelley
                Corp. -- 144A,
                8.88%, 10/15/17........           79,050
                                           -------------
                                                 167,025
                                           -------------

              AEROSPACE AND DEFENSE -- 0.0%
     45,000   DRS Technologies, Inc.,
                6.63%, 02/01/16........           44,663
                                           -------------

              AIRLINES -- 0.2%
    300,000   Continental Airlines,
                Inc.,
                Series A,
                5.98%, 04/19/22 (5)....          280,377
    400,000   Delta Air Lines,
                Inc. -- 144A,
                Class A,
                6.82%, 08/10/22 (5)....          396,000
     84,382   Delta Air Lines, Inc.,
                Series 2001-1, Class A-
                1, 6.62%, 03/18/11.....           84,021
                                           -------------
                                                 760,398
                                           -------------

              APPAREL: MANUFACTURING AND RETAIL -- 0.0%
    200,000   Neiman Marcus Group Inc.,
                7.13%, 06/01/28........          181,000
                                           -------------

              AUTOMOBILE: RENTAL -- 0.1%
     75,000   Hertz Corp.,
                8.88%, 01/01/14........           76,406
    135,000   Hertz Corp.,
                10.50%, 01/01/16.......          140,400
                                           -------------
                                                 216,806
                                           -------------

              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 0.7%
     60,000   Daimler Chrysler NA
                Holding,
                4.05%, 06/04/08........           59,775
    600,000   Daimler Chrysler NA
                Holding,
                5.88%, 03/15/11 (5)....          609,259
  1,100,000   Ford Motor Company,
                7.45%, 07/16/31 (8)....          822,250
    840,000   General Motors Corp.,
                8.25%, 07/15/23........          672,000
    150,000   General Motors Corp.,
                8.38%, 07/15/33 (8)....          121,500
    290,000   Visteon Corp.,
                8.25%, 08/01/10........          258,100
                                           -------------
                                               2,542,884
                                           -------------

              BANKS AND FINANCIAL SERVICES -- 9.4%
    100,000   AGFC Capital Trust
                I -- 144A,
                Variable Rate,
                6.00%,
                01/15/67 (1)(5)........           90,838
    420,000   Aiful Corp. -- 144A
                (Japan),
                5.00%, 08/10/10 (5)....          412,439
    420,000   American Express Company,
                Variable Rate,
                6.80%,
                09/01/66 (1)(5)........          426,557
    220,000   American General Finance
                Corp.
                Series MTNJ,
                6.90%, 12/15/17 (5)....          220,612
     30,000   BAC Capital Trust XIV,
                Variable Rate,
                5.63%, perpetual(1)....           26,646
     80,000   Bank of America Corp.,
                5.38%, 08/15/11........           81,654
     80,000   Countrywide Financial
                Corp.,
                Series MTN, Floating
                Rate, 5.38%,
                01/05/09 (2)...........           63,396
  2,440,000   Countrywide Financial
                Corp.,
                Series MTNA,
                4.50%, 06/15/10........        1,773,933

                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BANKS AND FINANCIAL SERVICES (CONTINUED)

$   120,000   Countrywide Financial
                Corp.,
                Series MTNB, Floating
                Rate, 5.20%,
                02/27/08 (2)...........    $     114,413
    100,000   Countrywide Financial
                Corp.,
                Series MTNB, Floating
                Rate, 5.08%,
                06/18/08 (2)...........           88,469
    160,000   Credit Suisse (Guernsey),
                Variable Rate,
                5.86%,
                perpetual (1)(5).......          143,481
    230,000   European Investment Bank,
                4.63%, 03/21/12 (5)....          237,199
  3,645,000   Ford Motor Credit Company
                LLC,
                5.80%, 01/12/09........        3,460,639
    720,000   Ford Motor Credit Company
                LLC,
                7.38%, 10/28/09........          677,975
  1,190,000   General Electric Capital
                Corp.,
                Variable Rate,
                6.38%, 11/15/67 (1)....        1,230,899
    800,000   General Motors Acceptance
                Corp.,
                5.85%, 01/14/09........          765,253
    290,000   Glitnir Banki HF -- 144A
                (Iceland),
                6.33%, 07/28/11........          283,728
    800,000   Glitnir Banki HF -- 144A
                (Iceland), Variable
                Rate,
                6.69%, 06/15/16 (1)....          806,521
     40,000   GMAC LLC, 5.13%,
                05/09/08...............           39,561
  2,040,000   GMAC LLC, 5.63%,
                05/15/09...............        1,925,280
  1,870,000   GMAC LLC, 6.63%,
                05/15/12...............        1,555,959
    590,000   GMAC LLC, 8.00%,
                11/01/31...............          496,114
     40,000   Goldman Sachs Capital II,
                Variable Rate,
                5.79%, perpetual (1)...           35,646
    100,000   HBOS Treasury Services
                PLC -- 144A,
                5.25%, 02/21/17........          102,107
  1,020,000   HSBC Finance Corp.,
                4.63%, 01/15/08........        1,019,842
    960,000   HSBC Finance Corp.,
                4.63%, 09/15/10........          955,481
    680,000   ICICI Bank, Ltd. -- 144A
                (India), Variable Rate,
                6.38%, 04/30/22 (1)....          609,535
    270,000   ICICI Bank, Ltd. -- 144A
                (India), Variable Rate,
                6.38%, 04/30/22 (1)....          244,823
    920,000   JPMorgan Chase & Company,
                5.13%, 09/15/14........          903,026
  1,100,000   JPMorgan Chase & Company,
                5.15%, 10/01/15........        1,062,608
  1,070,000   Kaupthing Bank -- 144A
                (Iceland),
                Floating Rate,
                5.94%, 04/12/11 (2)....        1,044,536
    200,000   Kaupthing Bank -- 144A
                (Iceland),
                7.13%, 05/19/16........          183,630
    320,000   Landisbanki Islands
                HF -- 144A (Iceland),
                6.10%, 08/25/11........          315,633
    930,000   Lehman Brothers Capital
                Trust VII,
                Series MTN, Variable
                Rate, 5.86%,
                perpetual (1)..........          829,639
     80,000   Lehman Brothers Holdings,
                Inc.,
                4.50%, 07/26/10........           79,151
    480,000   Lehman Brothers Holdings,
                Inc.,
                Series MTN,
                5.25%, 02/06/12........          475,386
    890,000   Lehman Brothers Holdings,
                Inc.,
                Series MTN,
                6.75%, 12/28/17........          918,984
    350,000   Mitsubishi UFJ Financial
                Group Capital Financial
                I, Ltd. (Cayman
                Islands),Variable Rate,
                6.35%, perpetual (1)...          332,031
     30,000   Morgan Stanley,
                3.63%, 04/01/08........           29,875
    610,000   Morgan Stanley, Series
                MTN,
                5.63%, 01/09/12........          621,073
    200,000   Morgan Stanley, Series
                MTNF,
                Floating Rate,
                5.66%, 10/18/16 (2)....          186,923
     10,000   Rabobank Capital Funding
                Trust II -- 144A,
                Variable Rate,
                5.26%, perpetual (1)...            9,329
     20,000   Rabobank Capital Funding
                Trust III -- 144A,
                Variable Rate,
                5.25%, perpetual (1)...           17,931
     60,000   Residential Capital LLC,
                Floating Rate,
                7.81%, 04/17/09 (2)....           42,900
    170,000   Residential Capital LLC,
                Floating Rate,
                7.62%, 05/22/09 (2)....          121,550
  2,040,000   Residential Capital LLC,
                7.50%, 02/22/11 (10)...        1,280,099
     10,000   Residential Capital LLC,
                8.00%, 06/01/12 (10)...            6,200
    490,000   Resona Preferred Global
                Securities -- 144A
                (Cayman Islands),
                Variable Rate,
                7.19%, perpetual (1)...          486,887
    300,000   Royal Bank of Scotland
                Group PLC -- 144A
                (United Kingdom),
                Variable Rate,
                6.99%, perpetual (1)...          299,620

                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BANKS AND FINANCIAL SERVICES (CONTINUED)

$   200,000   Royal Bank of Scotland
                Group PLC, Series MTNU
                (United Kingdom),
                Variable Rate,
                7.64%, perpetual (1)...    $     205,970
    780,000   RSHB Capital -- 144A
                (Luxembourg),
                6.30%, 05/15/17........          741,000
    220,000   Santander
                Issuances -- 144A
                (Spain), Variable Rate,
                5.81%, 06/20/16 (1)....          224,691
    610,000   Shinsei Financial,
                Ltd. -- 144A
                (Cayman Islands),
                Variable Rate,
                6.42%, perpetual (1)...          518,691
    120,000   SLM Corp., Series MTN,
                5.05%, 11/14/14........          103,866
    675,000   SLM Corp., Series MTNA,
                5.00%, 10/01/13........          592,356
  1,005,000   SLM Corp., Series MTNA,
                5.38%, 05/15/14........          894,684
     40,000   SLM Corp., Series MTNA,
                5.00%, 04/15/15........           34,163
    105,000   SLM Corp., Series MTNA,
                5.63%, 08/01/33........           81,399
    400,000   SunTrust Banks, Inc.,
                Series CD,
                4.42%, 06/15/09........          397,243
    150,000   SunTrust Capital VIII,
                Variable Rate,
                6.10%, 12/01/66 (1)....          125,213
    460,000   The Bear Stearns
                Companies, Inc.,
                5.55%, 01/22/17 (5)....          412,967
    380,000   The Goldman Sachs Group,
                Inc.,
                4.50%, 06/15/10........          378,968
    140,000   The Goldman Sachs Group,
                Inc.,
                5.45%, 11/01/12........          142,875
    270,000   TNK-BP Finance SA -- 144A
                (Luxembourg),
                7.50%, 07/18/16........          262,238
    108,000   TNK-BP Finance SA -- 144A
                (Luxembourg),
                7.50%, 07/18/16........          105,024
    100,000   TNK-BP Finance SA -- 144A
                (Luxembourg),
                6.63%, 03/20/17........           91,500
    510,000   TNK-BP Finance SA,
                Series 6 -- 144A,
                (Luxembourg),
                7.88%, 03/13/18........          506,175
    520,000   Turanalem Finance
                BV -- 144A (the
                Netherlands),
                8.25%, 01/22/37........          445,900
  1,480,000   Turanalem Finance
                BV -- 144A (the
                Netherlands),
                8.25%, 01/22/37........        1,265,400
    460,000   Wachovia Capital Trust
                III, Variable Rate,
                5.80%, perpetual (1)...          411,322
  1,150,000   Wachovia Corp.,
                5.25%, 08/01/14........        1,125,937
    340,000   Wells Fargo Capital X,
                5.95%, 12/15/36........          318,365
                                           -------------
                                              36,521,958
                                           -------------

              BROADCAST SERVICES/MEDIA -- 1.3%
    130,000   CCH I, LLC/CCH I Capital
                Corp.,
                11.00%, 10/01/15.......          106,600
     10,000   Clear Channel
                Communications, Inc.,
                4.63%, 01/15/08........            9,995
     20,000   Clear Channel
                Communications, Inc.,
                6.25%, 03/15/11........           18,113
     90,000   Clear Channel
                Communications, Inc.,
                5.50%, 09/15/14 (8)....           68,691
     50,000   Clear Channel
                Communications, Inc.,
                4.90%, 05/15/15........           36,525
    320,000   Comcast Cable
                Communications,
                8.88%, 05/01/17 (5)....          382,172
    730,000   Comcast Corp.,
                6.50%, 01/15/15 (5)....          763,036
     50,000   Comcast Corp.,
                6.50%, 01/15/17 (5)....           52,222
    210,000   Comcast Corp.,
                5.88%, 02/15/18 (5)....          209,762
     80,000   Cox Communications, Inc.,
                3.88%, 10/01/08........           79,112
    235,000   CSC Holdings, Inc.,
                Series B, 7.63%,
                04/01/11...............          235,588
    115,000   Echostar DBS Corp.,
                7.00%, 10/01/13........          116,725
     40,000   Echostar DBS Corp.,
                7.13%, 02/01/16........           41,000
  1,030,000   Liberty Media Corp.,
                7.88%, 07/15/09........        1,050,846
     20,000   News America, Inc.,
                6.20%, 12/15/34........           19,780
     40,000   News America,
                Inc. -- 144A,
                6.65%, 11/15/37........           41,395
     60,000   Rogers Cable, Inc.
                (Canada),
                6.75%, 03/15/15........           63,204
    450,000   Time Warner Cable, Inc.,
                5.85%, 05/01/17........          451,914
    180,000   Time Warner Entertainment,
                8.38%, 07/15/33........          217,464
    720,000   Time Warner, Inc.,
                6.88%, 05/01/12 (5)....          758,874

                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)

$   290,000   Time Warner, Inc.,
                7.70%, 05/01/32(5).....    $     323,140
                                           -------------
                                               5,046,158
                                           -------------

              CHEMICALS -- 0.1%
    280,000   FMC Finance III SA -- 144A
                (Luxembourg),
                6.88%, 07/15/17........          281,400
     60,000   Georgia Gulf Corp.,
                9.50%, 10/15/14 (8)....           48,150
     44,000   Westlake Chemical Corp.,
                6.63%, 01/15/16........           41,800
                                           -------------
                                                 371,350
                                           -------------

              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 0.2%
    530,000   Electronic Data Systems,
                7.13%, 10/15/09 (5)....          547,360
     20,000   Sungard Data Systems,
                Inc.,
                9.13%, 08/15/13........           20,450
    100,000   Sungard Data Systems,
                Inc.,
                10.25%, 08/15/15.......          102,750
                                           -------------
                                                 670,560
                                           -------------

              CONSUMER GOODS AND SERVICES -- 0.2%
    490,000   Altria Group, Inc.,
                7.00%, 11/04/13 (5)....          548,649
    190,000   Reynolds American, Inc.,
                6.75%, 06/15/17........          194,469
                                           -------------
                                                 743,118
                                           -------------

              CONTAINERS AND PACKAGING -- 0.0%
    110,000   Graham Packaging Company,
                LP,
                8.50%, 10/15/12........          103,400
     45,000   Graham Packaging Company,
                LP,
                9.88%, 10/15/14 (8)....           41,625
                                           -------------
                                                 145,025
                                           -------------

              ELECTRONICS -- 0.0%
     15,000   NXP BV/NXP Funding LLC
                (the Netherlands),
                7.88%, 10/15/14........           14,325
    105,000   NXP BV/NXP Funding LLC
                (the Netherlands),
                9.50%, 10/15/15 (8)....           96,469
                                           -------------
                                                 110,794
                                           -------------

              ENVIRONMENTAL WASTE MANAGEMENT AND
                RECYCLING SERVICES -- 0.2%
    600,000   Waste Management, Inc.,
                6.38%, 11/15/12........          635,054
                                           -------------

              EQUIPMENT RENTAL AND LEASING -- 0.1%
    440,000   International Lease
                Finance Corp.
                E-Capital Trust
                II -- 144A, Variable
                Rate,
                6.25%, 12/21/65 (1)....          421,155
                                           -------------

              FUNERAL SERVICES -- 0.0%
     50,000   Service Corp.
                International,
                7.63%, 10/01/18........           50,500
     55,000   Service Corp.
                International,
                7.50%, 04/01/27........           50,875
                                           -------------
                                                 101,375
                                           -------------

              INSURANCE -- 0.6%
    130,000   American International
                Group, Inc.,
                Series MTNG,
                5.85%, 01/16/18........          131,098
     20,000   ASIF Global Financing
                XIX -- 144A,
                4.90%, 01/17/13 (5)....           19,591
    600,000   Merna Reinsurance, Ltd.,
                Series B -- 144A
                (Bermuda), Floating
                Rate,
                6.58%, 07/07/10 (2)....          593,490
  1,140,000   MetLife, Inc.,
                6.40%, 12/15/36........        1,048,062
    670,000   The Travelers Companies,
                Inc., Variable Rate,
                6.25%, 03/15/37 (1)....          629,389
                                           -------------
                                               2,421,630
                                           -------------

              LEISURE AND RECREATION -- 0.1%
     15,000   Boyd Gaming Corp.,
                6.75%, 04/15/14........           14,363
     40,000   Boyd Gaming Corp.,
                7.13%, 02/01/16........           38,000
     60,000   Inn of The Mountain Gods,
                12.00%, 11/15/10.......           62,700
     60,000   Mandalay Resort Group,
                9.50%, 08/01/08........           61,500
    155,000   MGM MIRAGE,
                7.63%, 01/15/17........          153,837
     30,000   River Rock Entertainment
                Authority,
                9.75%, 11/01/11........           31,500
    140,000   Station Casinos, Inc.,
                7.75%, 08/15/16........          127,050
                                           -------------
                                                 488,950
                                           -------------

              MACHINERY -- 0.0%
     60,000   Terex Corp.,
                8.00%, 11/15/17........           61,050
                                           -------------


                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MANUFACTURING -- 0.1%
$   120,000   Tyco International Group
                SA (Luxembourg),
                6.38%, 10/15/11........    $     124,291
    440,000   Tyco International Group
                SA (Luxembourg),
                6.00%, 11/15/13........          452,806
                                           -------------
                                                 577,097
                                           -------------

              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.5%
    190,000   Community Health Systems,
                Inc.,
                8.88%, 07/15/15........          194,513
    230,000   DaVita, Inc.,
                6.63%, 03/15/13........          230,000
     56,000   HCA, Inc.,
                6.25%, 02/15/13........           49,280
    110,000   HCA, Inc.,
                6.75%, 07/15/13........           98,450
     50,000   HCA, Inc.,
                9.13%, 11/15/14........           52,125
      3,000   HCA, Inc.,
                6.50%, 02/15/16........            2,550
    100,000   HCA, Inc.,
                9.25%, 11/15/16........          105,250
    707,000   HCA, Inc.,
                9.63%, 11/15/16 (12)...          749,419
    555,000   Tenet Healthcare Corp.,
                9.88%, 07/01/14........          531,413
     50,000   WellPoint, Inc.,
                5.88%, 06/15/17........           50,431
                                           -------------
                                               2,063,431
                                           -------------

              METALS AND MINING -- 0.4%
    320,000   Freeport-McMoRan Copper &
                Gold, Inc.,
                8.38%, 04/01/17........          344,000
    155,000   Steel Dymanics,
                Inc. -- 144A,
                7.38%, 11/01/12........          156,550
    105,000   Steel Dynamics,
                Inc. -- 144A, 6.75%,
                04/01/15...............          101,850
  1,054,000   Vale Overseas, Ltd.
                (Cayman Islands),
                6.88%, 11/21/36........        1,071,508
                                           -------------
                                               1,673,908
                                           -------------

              OFFICE EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.0%
     30,000   Xerox Corp.,
                6.75%, 02/01/17........           31,323
                                           -------------

              OIL, COAL AND GAS -- 4.0%
    740,000   Anadarko Finance Company,
                Series B,
                7.50%, 05/01/31 (5)....          834,417
  1,360,000   Anadarko Petroleum Corp.,
                6.45%,
                09/15/36 (5)(8)........        1,389,495
    360,000   Apache Corp.,
                5.25%, 04/15/13 (5)....          368,902
    950,000   Apache Corp.,
                5.63%, 01/15/17 (5)....          969,521
    250,000   Chesapeake Energy Corp.,
                7.75%, 01/15/15........          256,250
     60,000   Chesapeake Energy Corp.,
                6.38%, 06/15/15........           58,350
    195,000   Complete Production
                Services, Inc.,
                8.00%, 12/15/16........          189,638
    210,000   Conoco, Inc.,
                6.95%, 04/15/29 (5)....          240,543
    245,000   Dynegy Holdings, Inc.,
                7.75%, 06/01/19........          227,238
  1,660,000   El Paso Corp.,
                7.00%, 06/15/17........        1,670,020
     19,000   El Paso Corp., Series MTN,
                7.80%, 08/01/31........           19,377
     92,000   El Paso Corp., Series MTN,
                7.75%, 01/15/32........           93,847
    110,000   El Paso Natural Gas,
                8.38%, 06/15/32 (5)....          129,404
    770,000   Gaz Capital
                (Gazprom) -- 144A
                (Luxembourg),
                6.51%, 03/07/22........          733,964
     30,000   Hess Corp.,
                7.88%, 10/01/29 (5)....           35,608
    490,000   Hess Corp.,
                7.30%, 08/15/31 (5)....          552,039
    760,000   Intergas Finance
                BV -- 144A (the
                Netherlands),
                6.38%, 05/14/17........          684,000
    200,000   Kerr-McGee Corp.,
                6.95%, 07/01/24........          214,173
    295,000   Kerr-McGee Corp.,
                7.88%, 09/15/31........          352,780
    310,000   Key Energy Services,
                Inc. -- 144A,
                8.38%, 12/01/14........          318,525
     30,000   Kinder Morgan Energy
                Partners LP,
                6.30%, 02/01/09........           30,396
    600,000   Kinder Morgan Energy
                Partners LP,
                6.75%, 03/15/11........          629,884
    260,000   Kinder Morgan Energy
                Partners LP,
                6.00%, 02/01/17........          260,436
    110,000   Kinder Morgan Energy
                Partners LP,
                Series MTN,
                6.95%, 01/15/38........          115,818
    160,000   OPTI Canada, Inc. -- 144A
                (Canada),
                7.88%, 12/15/14........          157,200

                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)

$   120,000   OPTI Canada, Inc. -- 144A
                (Canada),
                8.25%, 12/15/14........    $     119,400
     45,000   Peabody Energy Corp.,
                Series B,
                6.88%, 03/15/13........           45,450
    940,000   Pemex Project Funding
                Master Trust,
                6.63%, 06/15/35........          995,492
    120,000   Pemex Project Funding
                Master Trust -- 144A,
                6.63%, 06/15/35........          127,084
    720,000   Petrobras International
                Finance
                Company (Cayman
                Islands), 6.13%,
                10/06/16...............          738,000
     25,000   Semgroup LP -- 144A,
                8.75%, 11/15/15........           23,875
      5,000   Southern Natural Gas,
                8.00%, 03/01/32........            5,595
     60,000   Southern Natural
                Gas -- 144A,
                5.90%, 04/01/17........           59,314
     65,000   Suburban Propane Partners,
                6.88%, 12/15/13........           63,375
     20,000   Tennessee Gas Pipeline,
                7.63%, 04/01/37........           21,612
    370,000   Williams Companies, Inc.,
                7.88%, 09/01/21........          412,088
    380,000   Williams Companies, Inc.,
                7.75%, 06/15/31........          418,000
    130,000   Williams Companies, Inc.,
                8.75%, 03/15/32........          159,575
    840,000   Williams Companies,
                Inc., Series A,
                7.50%, 01/15/31........          907,200
    340,000   XTO Energy, Inc.,
                5.65%, 04/01/16........          342,975
     10,000   XTO Energy, Inc.,
                6.25%, 08/01/17........           10,510
    550,000   XTO Energy, Inc.,
                7.50%, 04/15/12........          601,784
                                           -------------
                                              15,583,154
                                           -------------

              PAPER AND FOREST PRODUCTS -- 0.2%
    820,000   Weyerhaeuser Company,
                6.75%, 03/15/12........          861,899
                                           -------------

              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 0.2%
    200,000   Abbott Laboratories,
                5.60%, 11/30/17 (5)....          205,874
    470,000   Wyeth,
                5.95%, 04/01/37........          472,878
                                           -------------
                                                 678,752
                                           -------------

              PRINTING AND PUBLISHING -- 0.1%
    310,000   Idearc, Inc.,
                8.00%, 11/15/16........          285,975
     40,000   Sun Media Corp. (Canada),
                7.63%, 02/15/13........           39,150
     80,000   TL Acquisitions,
                Inc. -- 144A,
                10.50%, 01/15/15.......           77,300
                                           -------------
                                                 402,425
                                           -------------

              PRIVATE ASSET BACKED: BANKS AND FINANCIAL
                SERVICES -- 2.7%
    140,000   Morgan Stanley Capital I,
                Series 2005-HQ6, Class
                A4A, 4.99%, 08/13/42...          136,498
    630,000   Morgan Stanley Capital I,
                Series 2006-IQ12, Class
                A4, 5.33%, 12/15/43....          630,249
    750,000   Morgan Stanley Capital I,
                Series 2007-IQI4, Class
                A4, 5.69%, 04/15/49....          765,933
    259,673   Washington Mutual Mortgage
                Pass-Through
                Certificates, Series
                2005-AR13, Class A1A1,
                Floating Rate,
                5.16%, 10/25/45 (3)....          244,200
    286,081   Washington Mutual Mortgage
                Pass-Through
                Certificates, Series
                2005-AR15, Class A1A2,
                Floating Rate,
                5.15%, 11/25/45 (3)....          268,607
    181,465   Washington Mutual Mortgage
                Pass-Through
                Certificates, Series
                2005-AR8, Class 2A1A,
                Floating Rate,
                5.16%, 07/25/45 (3)....          171,911
  3,260,526   Washington Mutual Mortgage
                Pass-Through
                Certificates, Series
                2006-AR3, Class A1A,
                Floating Rate,
                5.76%, 05/25/46 (3)....        3,026,584
  1,934,516   Washington Mutual Mortgage
                Pass-Through
                Certificates, Series
                2006-AR6, Class 2A,
                Floating Rate,
                5.75%, 08/25/46 (3)....        1,835,584
    687,990   Washington Mutual Mortgage
                Pass-Through
                Certificates, Series
                2007-HY4, Class 4A1,
                Floating Rate,
                5.50%, 09/25/36 (3)....          692,741
  2,818,492   Washington Mutual Mortgage
                Pass-Through
                Certificates, Series
                2007-OA6, Class 1A1B,
                Floating Rate,
                5.60%, 07/25/47 (3)....        2,570,409
                                           -------------
                                              10,342,716
                                           -------------


                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: CREDIT CARDS -- 0.4%
$ 1,530,000   Washington Mutual Master
                Note Trust -- 144A,
                Series 2006-A3A, Class
                A3, Floating Rate,
                5.06%, 09/15/13 (3)....    $   1,513,184
                                           -------------

              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 23.3%
    794,137   AAMES Mortgage Investment
                Trust -- 144A,
                Series 2005-3, Class
                A1, Floating Rate,
                5.02%, 08/25/35 (3)....          778,875
    206,280   Accredited Mortgage Loan
                Trust,
                Series 2005-3, Class
                A1, Floating Rate,
                5.11%, 09/25/35 (3)....          195,166
     85,219   Adjustable Rate Mortgage
                Trust,
                Series 2004-2, Class
                7A2, Floating Rate,
                5.28%, 02/25/35 (3)....           85,066
     53,247   Adjustable Rate Mortgage
                Trust,
                Series 2004-5, Class
                7A2, Floating Rate,
                5.24%, 04/25/35 (3)....           49,852
  1,759,011   American Home Mortgage
                Assets Trust,
                Series 2006-2, Class
                2A1, Floating Rate,
                5.06%, 09/25/46 (3)....        1,642,497
    302,833   American Home Mortgage
                Investment Trust,
                Series 2005-4, Class
                1A1, Floating Rate,
                5.16%, 11/25/45 (3)....          288,101
  1,214,000   Banc of America Commercial
                Mortgage,
                Inc., Series 2005-3,
                Class A4, 4.67%,
                07/10/43 (5)...........        1,159,479
    280,000   Banc of America Commercial
                Mortgage,
                Inc., Series 2007-3,
                Class A4, 5.84%,
                06/10/49 (5)...........          286,811
  1,051,886   Banc of America Funding
                Corp.,
                Series 2005-E, Class
                4A1, 4.11%,
                03/20/35 (5)...........        1,042,287
    890,534   Banc of America Mortgage
                Securities,
                Series 2003-I, Class
                2A5, 4.15%, 10/25/33...          881,295
    583,512   Banc of America Mortgage
                Securities,
                Series 2005-A, Class
                2A1, 4.46%,
                02/25/35 (5)...........          577,610
    293,119   Bear Stearns ALT-A Trust,
                Series 2004-11, Class
                2A2, Floating Rate,
                7.06%, 11/25/34 (3)....          302,369
  3,102,342   Bear Stearns Mortgage
                Funding Trust,
                Series 2006-AR1, Class
                2A2, Floating Rate,
                5.13%, 08/25/36 (3)....        2,618,625
  1,149,927   Bear Stearns Mortgage
                Funding Trust,
                Series 2006-AR5, Class
                1A1, Floating Rate,
                5.03%, 12/25/36 (3)....        1,093,019
  1,724,955   Bear Stearns Mortgage
                Funding Trust,
                Series 2006-AR5, Class
                1A2, Floating Rate,
                5.07%, 12/25/36 (3)....        1,581,817
  1,893,258   Bear Stearns Second Lien
                Trust -- 144A,
                Series 2007-SV1A, Class
                A3, Floating Rate,
                5.11%, 12/25/36 (3)....        1,324,788
  6,694,736   Bear Stearns Structured
                Products,
                Inc. -- 144A, Series
                2007-R11, Class A1A,
                Floating Rate, 5.73%,
                09/27/37 (3)...........        6,560,039
  2,786,035   Countrywide Alternative
                Loan Trust,
                Series 2005-36, Class
                2A1A, Floating Rate,
                5.18%, 08/25/35 (3)....        2,613,992
    341,651   Countrywide Alternative
                Loan Trust,
                Series 2005-36, Class
                3A1, Floating Rate,
                4.93%, 08/25/35 (3)
                (5)....................          342,494
    768,348   Countrywide Alternative
                Loan Trust,
                Series 2005-38, Class
                A3, Floating Rate,
                5.22%, 09/25/35 (3)....          729,380
    163,570   Countrywide Alternative
                Loan Trust,
                Series 2005-44, Class
                1A1, Floating Rate,
                5.20%, 10/25/35 (3)....          156,133
  2,241,262   Countrywide Alternative
                Loan Trust,
                Series 2005-51, Class
                3A3A, Floating Rate,
                5.27%, 11/20/35 (3)....        2,108,040
    348,005   Countrywide Alternative
                Loan Trust,
                Series 2005-59, Class
                1A1, Floating Rate,
                5.12%, 11/20/35 (3)....          325,787

                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)

$   808,160   Countrywide Alternative
                Loan Trust,
                Series 2005-72, Class
                A1, Floating Rate,
                5.14%, 01/25/36 (3)....    $     762,509
  1,320,588   Countrywide Alternative
                Loan Trust,
                Series 2005-J12, Class
                2A1, Floating Rate,
                5.14%, 08/25/35 (3)....        1,242,535
  1,009,988   Countrywide Alternative
                Loan Trust,
                Series 2006-OA2, Class
                A5, Floating Rate,
                5.18%, 05/20/46 (3)....          952,754
    466,786   Countrywide Alternative
                Loan Trust,
                Series 2006-OA6, Class
                1A1A, Floating Rate,
                5.07%, 07/25/46 (3)....          437,082
     28,702   Countrywide Asset-Backed
                Certificates,
                Series 2005-11, Class
                AF1, Floating Rate,
                5.05%, 02/25/36 (3)....           28,698
     89,905   Countrywide Asset-Backed
                Certificates,
                Series 2005-4, Class
                AF3, 4.46%, 10/25/35...           89,052
    558,506   Countrywide Home Equity
                Loan Trust -- 144A,
                Series 2006-RES, Class
                4Q1B, Floating Rate,
                5.33%, 12/15/33 (3)....          505,889
    184,277   Countrywide Home Equity
                Loan Trust,
                Series 2005-G, Class
                2A, Floating Rate,
                5.26%, 12/15/35 (3)....          177,270
    357,980   Countrywide Home
                Loans -- 144A,
                Series 2005-R3, Class
                AF, Floating Rate,
                5.27%, 09/25/35 (3)....          347,860
    630,176   Countrywide Home Loans,
                Series 2003-60, Class
                1A1, Floating Rate,
                4.73%,
                02/25/34 (3)(5)........          613,170
    193,754   Countrywide Home Loans,
                Series 2004-23, Class
                A, Floating Rate,
                7.15%, 11/25/34 (3)....          193,490
    561,848   Countrywide Home Loans,
                Series 2005-3, Class
                1A2, Floating Rate,
                5.16%, 04/25/35 (3)....          531,738
    394,341   Credit Suisse Mortgage
                Capital
                Certificates -- 144A,
                Series 2006-CF2, Class
                A1, Floating Rate,
                5.13%, 05/25/36 (3)....          331,286
  3,110,000   Credit Suisse Mortgage
                Capital Certificates,
                Series 2006-C4, Class
                A3,
                5.47%, 09/15/39 (5)....        3,140,038
  1,064,629   CS First Boston Mortgage
                Securities Corp.,
                Series 2004-AR5, Class
                7A2, 4.60%,
                06/25/34 (5)...........        1,052,847
      9,351   First Franklin Mortgage
                Loan Asset Backed
                Certificates, Series
                2004-FF10, Class A2,
                Floating Rate,
                5.27%, 12/25/32 (3)....            9,340
    310,000   GE Capital Commercial
                Mortgage
                Corp.,
                Series 2005-C4, Class
                A4, Floating Rate,
                5.51%, 11/10/45 (3)....          311,567
    210,000   GE Capital Commercial
                Mortgage
                Corp.,
                Series 2007-C1, Class
                A4,
                5.54%, 12/10/49........          212,782
  1,000,000   GMAC Commercial Mortgage
                Securities, Inc.
                Series 2006-C1, Class
                A4,
                5.24%, 11/10/45........          994,945
     74,161   GMAC Mortgage Corp. Loan
                Trust,
                Series 2003-AR2, Class
                1A1, Floating Rate,
                7.53%, 12/19/33 (3)....           74,487
    299,956   GMAC Mortgage Corp. Loan
                Trust,
                Series 2005-AR1, Class
                3A, Floating Rate,
                4.65%, 03/18/35 (3)....          299,108
    537,361   Greenpoint Mortgage
                Funding
                Trust,
                Series 2006-AR4, Class
                A1A, Floating Rate,
                4.97%, 09/25/46 (3)....          522,161
  1,461,915   Greenpoint Mortgage
                Funding
                Trust,
                Series 2007-AR1, Class
                1A1A,
                Floating Rate,
                4.95%, 02/25/47 (3)....        1,414,480
    200,000   GS Mortgage Securities
                Corp. II,
                Series 2005-GG4, Class
                AABA, 4.68%, 07/10/39..          195,310

                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)

$ 2,746,332   Harborview Mortgage Loan
                Trust,
                Series 2006-10, Class
                2A1A, Floating Rate,
                5.15%, 11/19/36 (3)....    $   2,600,748
    134,400   Impac CMB Trust,
                Series 2004-6, Class
                1A1, Floating Rate,
                5.66%, 10/25/34 (3)....          129,919
  1,641,495   IndyMac INDA Mortgage
                Loan Trust,
                Series 2007-AR7, Class
                1A1, Floating Rate,
                6.27%, 09/25/37 (3)....        1,652,132
  2,622,110   IndyMac Index Mortgage
                Loan Trust,
                Series 2005-AR14, Class
                2A1A, Floating Rate,
                5.16%, 07/25/35 (3)....        2,486,194
    109,401   IndyMac Index Mortgage
                Loan Trust,
                Series 2005-AR15, Class
                A2,
                5.10%, 09/25/35........          104,004
  2,590,000   JPMorgan Chase Commercial
                Mortgage Securities
                Corp., Series 2007-
                LD11, Class A4, 5.82%,
                06/15/49...............        2,685,130
    630,000   JPMorgan Chase Commercial
                Mortgage Securities
                Corp., Series 2007-
                LDPX, Class A3, 5.42%,
                01/15/49...............          631,800
    996,529   JPMorgan Mortgage Trust,
                Series 2004-A1, Class
                1A1, Floating Rate,
                4.80%, 02/25/34 (3)....          976,926
    301,521   JPMorgan Mortgage Trust,
                Series 2004-A3, Class
                1A1, Floating Rate,
                4.31%, 07/25/34 (3)....          301,378
    776,464   JPMorgan Mortgage Trust,
                Series 2006-A2, Class
                5A1, Floating Rate,
                3.76%, 11/25/33 (3)....          769,953
    900,000   LB-UBS Commercial Mortgage
                Trust,
                Series 2005-C3, Class
                A5, 4.74%, 07/15/30....          864,421
    100,000   LB-UBS Commercial Mortgage
                Trust,
                Series 2005-C3, Class
                AAB, 4.66%, 07/15/30...           98,035
    200,000   LB-UBS Commercial Mortgage
                Trust,
                Series 2005-C5, Class
                A4, 4.95%, 09/15/40....          194,699
    226,043   Lehman XS Trust,
                Series 2005-5N, Class
                1A1, Floating Rate,
                5.16%, 11/25/35 (3)....          215,638
  1,358,528   Lehman XS Trust,
                Series 2005-5N, Class
                3A1A, Floating Rate,
                5.16%, 11/25/35 (3)....        1,290,278
    181,624   Lehman XS Trust,
                Series 2005-7N, Class
                1A1B, Floating Rate
                5.16%, 12/25/35 (3)....          175,697
    481,735   Lehman XS Trust,
                Series 2006-GP4, Class
                3A1A, Floating Rate,
                4.94%, 08/25/46 (3)....          472,794
  1,221,627   Lehman XS Trust,
                Series 2007-2N, Class
                3A1, Floating Rate,
                4.96%, 02/25/37 (3)....        1,161,365
  1,508,392   Master Adjustable Rate
                Mortgages Trust, Series
                2006-OA2, Class 1A1,
                Floating Rate,
                5.59%, 12/25/46 (3)....        1,416,772
    280,000   Merrill Lynch Countrywide
                Commercial Mortgage
                Trust, Series 2007-5,
                Class A4,
                5.38%, 08/12/48........          280,589
    370,000   Merrill Lynch Countrywide
                Commercial Mortgage
                Trust, Series 2007-6,
                Class A4,
                5.49%, 03/12/51........          373,087
  1,239,587   Merrill Lynch Mortgage
                Investors
                Trust,
                Series 2004-A1, Class
                2A1, Floating Rate,
                4.56%, 02/25/34 (3)....        1,228,076
    971,230   Merrill Lynch Mortgage
                Investors
                Trust,
                Series 2004-A3, Class
                4A3, Floating Rate,
                5.03%, 05/25/34 (3)....          948,728
  2,313,897   Merrill Lynch Mortgage
                Investors
                Trust,
                Series 2007-SD1, Class
                A1, Floating Rate,
                5.32%, 02/25/47 (3)....        2,069,468
    500,000   Merrill Lynch Mortgage
                Investors,
                Inc.,
                Series 2005-A4, Class
                2A2, 4.46%, 07/25/35...          499,495

                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)

$   400,000   Merrill Lynch Mortgage
                Investors,
                Inc.,
                Series 2005-A5, Class
                A3, 4.44%, 06/25/35....    $     394,579
    330,000   Merrill Lynch Mortgage
                Trust,
                Series 2006-C1, Class
                A4, Floating Rate,
                5.84%, 05/12/39 (3)....          340,369
    164,964   MLCC Mortgage Investors,
                Inc., Series 2003-F,
                Class A1, Floating
                Rate,
                5.19%, 10/25/28(3).....          162,870
    612,336   Morgan Stanley Mortgage
                Loan
                Trust,
                Series 2004-8AR, Class
                4A2, Floating Rate,
                5.35%, 10/25/34 (3)....          624,770
    501,723   Prime Mortgage
                Trust -- 144A,
                Series 2006-DR1, Class
                1A1, 5.50%, 05/25/35...          495,839
    232,837   Prime Mortgage
                Trust -- 144A,
                Series 2006-DR1, Class
                1A2, 6.00%, 05/25/35...          232,956
  1,165,712   Prime Mortgage
                Trust -- 144A,
                Series 2006-DR1, Class
                2A1, 5.50%, 05/25/35...        1,156,969
    981,556   Prime Mortgage
                Trust -- 144A,
                Series 2006-DR1, Class
                2A2, 6.00%, 05/25/35...          970,303
  2,507,621   RAAC -- 144A, Series 2007-
                RP4,
                Class A,
                Floating Rate,
                5.22%, 11/25/46 (3)....        2,272,482
  1,500,000   Renaissance Home Equity
                Loan
                Trust,
                Series 2007-2, Class
                AF6,
                5.88%, 06/25/37........        1,398,959
  1,106,932   Residential Accredited
                Loans, Inc.,
                Series 2006-Q010, Class
                A1, Floating Rate,
                5.03%, 01/25/37 (3)....        1,055,322
  1,314,092   Residential Accredited
                Loans, Inc.,
                Series 2007-Q01, Class
                A1, Floating Rate,
                5.02%, 02/25/37 (3)....        1,258,427
  2,481,055   Residential Accredited
                Loans, Inc.,
                Series 2007-Q04, Class
                A1A, Floating Rate,
                5.06%, 05/25/47 (3)....        2,345,296
  2,700,000   Securitized Asset Backed
                Receivables LLC,
                Series 2007-BR3, Class
                A2B, Floating Rate,
                5.09%, 04/25/37 (3)....        2,064,259
    994,169   Structured Adjustable Rate
                Mortgage Loan Trust,
                Series 2004-20, Class
                3A1,
                Floating Rate,
                5.36%, 01/25/35 (3)....          988,228
  1,576,794   Structured Adjustable Rate
                Mortgage Loan Trust,
                Series 2005-15, Class
                1A1, 5.06%, 07/25/35...        1,552,838
    653,387   Structured Adjustable Rate
                Mortgage Loan Trust,
                Series 2005-16XS, Class
                A1, Floating Rate,
                5.20%, 08/25/35 (3)....          632,466
    873,495   Structured Adjustable Rate
                Mortgage Loan Trust,
                Series 2005-19XS, Class
                1A1, Floating Rate,
                5.19%, 10/25/35 (3)....          827,721
    149,063   Structured Asset Mortgage
                Investments, Inc.,
                Series 2003-AR4, Class
                A1, Floating Rate,
                5.32%, 01/19/34 (3)....          148,925
    465,911   Structured Asset Mortgage
                Investments, Inc.,
                Series 2006-AR6, Class
                1A3, Floating Rate,
                5.06%, 07/25/36 (3)....          441,664
  2,684,837   Structured Asset
                Securities
                Corp. -- 144A,
                Series 2007-TC1, Class
                A, Floating Rate,
                5.16%, 04/25/31 (3)....        2,381,316
  1,350,855   Thornburg Mortgage
                Securities
                Trust,
                Series 2004-2, Class
                A4, Floating Rate,
                5.12%, 06/25/44 (3)....        1,350,890
    911,628   Thornburg Mortgage
                Securities
                Trust,
                Series 2005-4, Class
                A4, Floating Rate,
                5.07%, 12/25/08 (3)....          908,863
    866,008   Thornburg Mortgage
                Securities
                Trust,
                Series 2006-1, Class
                A3, Floating Rate,
                5.03%, 01/25/09 (3)....          838,025
  1,365,855   Zuni Mortgage Loan Trust,
                Series 2006-0A1, Class
                A1, Floating Rate,
                4.99%, 08/25/36 (3)....        1,306,575
                                           -------------
                                              90,962,157
                                           -------------


                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER -- 0.1%
$   438,622   SLM Student Loan Trust,
                Series 2006-5, Class
                A2, Floating Rate,
                5.07%, 07/25/17 (2)....    $     438,583
                                           -------------

              REAL ESTATE DEVELOPMENT AND
                SERVICES -- 0.1%
     35,000   Forest City Enterprises,
                Inc.,
                7.63%, 06/01/15........           33,950
     30,000   Forest City Enterprises,
                Inc.,
                6.50%, 02/01/17........           27,300
    520,000   Realogy Corp. -- 144A,
                12.38%, 04/15/15.......          328,900
                                           -------------
                                                 390,150
                                           -------------

              REAL ESTATE INVESTMENT TRUSTS -- 0.0%
     40,000   Host Marriott LP,
                Series Q,
                6.75%, 06/01/16........           39,600
     10,000   Ventas Realty LP/Ventas
                Capital Corp.,
                9.00%, 05/01/12........           10,800
     30,000   Ventas Realty LP/Ventas
                Capital Corp.,
                6.50%, 06/01/16........           29,550
                                           -------------
                                                  79,950
                                           -------------

              RETAIL -- 0.2%
    780,000   CVS Caremark
                Corp. -- 144A,
                6.94%, 01/10/30........          784,520
                                           -------------

              SCIENTIFIC AND TECHNICAL
                INSTRUMENTS -- 0.1%
    100,000   Cie Generale de
                Geophysique (France),
                7.50%, 05/15/15........          101,750
    105,000   Cie Generale de
                Geophysique (France),
                7.75%, 05/15/17........          106,575
                                           -------------
                                                 208,325
                                           -------------

              SEMICONDUCTORS -- 0.0%
     35,000   Freescale Semiconductor,
                Inc.,
                8.88%, 12/15/14........           31,413
                                           -------------

              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.6%
    340,000   America Movil SAB de CV
                (Mexico),
                5.63%, 11/15/17 (5)....          333,912
    410,000   AT&T, Inc.,
                5.10%, 09/15/14........          406,327
     10,000   Bellsouth Corp.,
                4.75%, 11/15/12 (5)....            9,904
     95,000   Citizens Communications
                Company,
                7.13%, 03/15/19........           90,725
    100,000   Citizens Communications
                Company,
                7.88%, 01/15/27........           95,750
    375,000   Deutsche Telecom
                International
                Finance BV (the
                Netherlands), 5.75%,
                03/23/16 (5)...........          375,960
  1,290,000   Embarq Corp.,
                6.74%, 06/01/13 (5)....        1,335,848
     40,000   Intelsat Bermuda, Ltd.
                (Bermuda),
                9.25%, 06/15/16........           40,400
     40,000   Intelsat Bermuda, Ltd.
                (Bermuda),
                11.25%, 06/15/16.......           41,500
     50,000   Intelsat Corp.,
                9.00%, 06/15/16........           50,625
    320,000   Koninklijke KPN NV
                (the Netherlands),
                8.00%, 10/01/10........          343,401
    445,000   Koninklijke KPN NV
                (the Netherlands),
                8.38%, 10/01/30........          535,056
    170,000   Level 3 Financing, Inc.,
                9.25%, 11/01/14........          154,700
    300,000   Nextel Communications,
                Inc.,
                Series E,
                6.88%, 10/31/13........          295,781
     63,000   Qwest Communications
                International, Inc.,
                Floating Rate,
                8.37%, 02/15/09 (2)....           63,315
     55,000   Qwest Communications
                International, Inc.,
                Series B,
                7.50%, 02/15/14........           55,138
    150,000   Sprint Capital Corp.,
                8.38%, 03/15/12........          162,598
    540,000   Sprint Capital Corp.,
                6.90%, 05/01/19........          537,459
     80,000   Sprint Capital Corp.,
                8.75%, 03/15/32........           90,418
    390,000   Telecom Italia Capital
                (Luxembourg),
                5.25%, 10/01/15........          380,553
    160,000   Verizon Global Funding
                Corp.,
                7.38%, 09/01/12........          176,833
    560,000   Verizon New York, Inc.,
                Series A,
                6.88%, 04/01/12........          594,710
    165,000   Windstream Corp.,
                8.63%, 08/01/16........          174,075
                                           -------------
                                               6,344,988
                                           -------------

              TRANSPORTATION -- 0.1%
     40,000   Gulfmark Offshore, Inc.,
                7.75%, 07/15/14........           40,600
    130,000   Teekay Shipping Corp.
                (Marshall Islands),
                8.88%, 07/15/11........          136,988

                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TRANSPORTATION (CONTINUED)

$   180,000   Union Pacific Corp.,
                5.38%, 05/01/14........    $     177,149
                                           -------------
                                                 354,737
                                           -------------

              UTILITIES -- 2.7%
     67,000   AES Corp.,
                7.75%, 03/01/14........           67,838
    210,000   AES Corp. -- 144A,
                7.75%, 10/15/15........          214,200
  1,130,000   AES Corp. -- 144A,
                8.00%, 10/15/17........        1,161,074
     30,000   Dominion Resources, Inc.,
                4.75%, 12/15/10 (5)....           30,079
    580,000   Dominion Resources, Inc.,
                5.70%,
                09/17/12 (5)(8)........          596,192
    590,000   Duke Energy Carolinas,
                5.63%, 11/30/12 (5)....          613,006
    110,000   Edison Mission Energy,
                7.00%, 05/15/17........          108,625
    140,000   Edison Mission Energy,
                7.20%, 05/15/19........          138,250
     50,000   Edison Mission Energy,
                7.63%, 05/15/27........           47,250
    530,000   Energy Future Holdings
                Corp. -- 144A,
                10.88%, 11/01/17.......          535,300
  2,970,000   Energy Future Holdings
                Corp. -- 144A,
                11.25%, 11/01/17 (12)..        3,014,549
    370,000   Exelon Corp.,
                5.63%, 06/15/35 (5)....          331,511
    650,000   FirstEnergy Corp.,
                Series B,
                6.45%, 11/15/11........          671,770
    515,000   FirstEnergy Corp.,
                Series C,
                7.38%, 11/15/31........          566,735
     75,000   NRG Energy, Inc.,
                7.25%, 02/01/14........           73,313
    170,000   NRG Energy, Inc.,
                7.38%, 02/01/16........          166,175
     45,000   NRG Energy, Inc.,
                7.38%, 01/15/17........           43,988
    620,000   Pacific Gas & Electric
                Company,
                5.63%, 11/30/17........          623,049
    210,000   Pacific Gas & Electric
                Company,
                6.05%, 03/01/34........          210,336
    140,000   Pacific Gas & Electric
                Company,
                5.80%, 03/01/37........          135,461
    440,000   TXU Corp., Series P,
                5.55%, 11/15/14........          353,401
    200,000   TXU Corp., Series Q,
                6.50%, 11/15/24........          146,882
    755,000   TXU Corp., Series R,
                6.55%, 11/15/34........          550,175
                                           -------------
                                              10,399,159
                                           -------------
              TOTAL CORPORATE BONDS AND
                NOTES
                (Cost $203,219,841)....      195,372,824
                                           -------------

   SHARES
   ------
              PREFERRED STOCKS -- 0.6%
              BANKS AND FINANCIAL SERVICES
     35,000   Fannie Mae, Variable Rate,
                8.25% (1)..............          872,305
      1,300   Fannie Mae, Series O,
                Floating Rate,
                7.50% (2)..............           61,750
     50,000   Freddie Mac, Series Z,
                Variable Rate,
                8.38% (1)..............        1,307,500
                                           -------------
              TOTAL PREFERRED STOCKS
                (Cost $2,194,160)......        2,241,555
                                           -------------

 PRINCIPAL
 ---------
              CONVERTIBLE BONDS -- 0.0%
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS
$    30,000   Ford Motor Company,
                4.25%, 12/15/36 (Cost
                $30,000)...............           29,963
                                           -------------

              MUNICIPAL BONDS -- 0.2%
              VIRGINIA
    597,494   Virginia State Housing
                Development Authority,
                Series C, Revenue Bond,
                6.00%, 06/25/34 (Cost
                $587,817)..............          597,554
                                           -------------

              FOREIGN GOVERNMENT OBLIGATIONS -- 0.4%

  1,049,400   Russian Federation -- 144A
                (Russia),
                7.50%, 03/31/30........        1,203,958
      8,000   United Mexican States
                (Mexico),
                5.63%, 01/15/17........            8,128
    439,000   United Mexican States,
                Series MTNA (Mexico),
                6.75%, 09/27/34........          485,973
                                           -------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS
                (Cost $1,609,291)......        1,698,059
                                           -------------

              SECURITIES LENDING COLLATERAL -- 6.2%
 24,138,321   Securities Lending
                Collateral Investment
                (Note 4) (Cost
                $24,138,321)...........       24,138,321
                                           -------------
              TOTAL SECURITIES
                (Cost $473,414,435)....      468,421,691
                                           -------------


                       See notes to financial statements.

                           TOTAL RETURN BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 -------------
              MUNICIPAL BONDS (CONTINUED)
              REPURCHASE AGREEMENTS -- 11.2%
 43,753,077   With State Street Bank and
                Trust,
                dated 12/31/07, 3.80%,
                due 01/02/08,
                repurchase proceeds at
                maturity $43,762,314
                (Collateralized by US
                Treasury Note, 4.88%,
                due 04/30/08, with a
                value of $47,618,990)
                (Cost $43,753,077).....    $  43,753,077
                                           -------------
              Total Investments before
                Call and Put Options
                Written -- 131.2%
                (Cost $517,167,512)....      512,174,768
                                           -------------

 CONTRACTS
 ---------
              CALL OPTIONS WRITTEN -- (0.1)%
       (124)  US Treasury Note (10 Year)
                March Future, Expiring
                February 2008 @ 111....         (352,625)
        (17)  US Treasury Note (10 Year)
                March Future, Expiring
                February 2008 @ 112....          (36,391)
                                           -------------

              TOTAL CALL OPTIONS WRITTEN
                (Premium $101,733).....         (389,016)
                                           -------------

              PUT OPTIONS WRITTEN -- (0.0)%
        (38)  US Treasury Note (10 Year)
                March Future, Expiring
                February 2008 @ 107....           (1,781)
        (80)  US Treasury Note (10 Year)
                March Future, Expiring
                February 2008 @ 112....          (60,000)
                                           -------------

              TOTAL PUT OPTIONS WRITTEN
                (Premium $96,535)......          (61,781)
                                           -------------

              Total Investments net of
                Call and Put Options
                Written -- 131.1% (Cost
                $516,969,244)..........      511,723,971
              Liabilities less other
                assets -- (31.1)%......     (121,436,475)
                                           -------------
              NET ASSETS -- 100.0%......   $ 390,287,496
                                           =============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $517,236,637.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation...   $ 4,357,489
Gross unrealized depreciation...    (9,419,358)
                                   -----------
Net unrealized depreciation.....   $(5,061,869)
                                   ===========



--------

     See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                            HIGH YIELD BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES -- 80.0%
              ADVERTISING -- 1.3%
$   470,000   Affinion Group, Inc.,
                10.13%, 10/15/13.......    $    477,638
    945,000   Affinion Group, Inc.,
                11.50%, 10/15/15.......         932,006
  1,305,000   RH Donnelley Corp.,
                6.88%, 01/15/13........       1,174,500
  4,570,000   RH Donnelley
                Corp. -- 144A, 8.88%,
                10/15/17...............       4,250,100
                                           ------------
                                              6,834,244
                                           ------------

              AEROSPACE AND DEFENSE -- 0.8%
    980,000   DRS Technologies, Inc.,
                7.63%, 02/01/18........         997,150
    480,000   Hawker Beechcraft
                Acquisition
                Company -- 144A, 8.50%,
                04/01/15...............         481,200
    765,000   Hawker Beechcraft
                Acquisition
                Company -- 144A, 8.88%,
                04/01/15...............         759,263
    480,000   Hawker Beechcraft
                Acquisition
                Company -- 144A, 9.75%,
                04/01/17...............         478,800
  1,725,000   Transdigm, Inc.,
                7.75%, 07/15/14........       1,759,500
                                           ------------
                                              4,475,913
                                           ------------

              AIRLINES -- 0.1%
    454,392   Continental Airlines,
                Inc.,
                Series 2001-1,
                7.03%, 06/15/11........         441,435
                                           ------------

              APPAREL: MANUFACTURING AND RETAIL -- 2.0%
  2,060,000   Levi Strauss & Company,
                9.75%, 01/15/15........       2,065,150
    415,000   Levi Strauss & Company,
                8.88%, 04/01/16........         403,588
  2,695,000   Oxford Industries, Inc.,
                8.88%, 06/01/11........       2,695,000
  4,140,000   Perry Ellis International,
                Inc.,
                Series B,
                8.88%, 09/15/13........       4,015,799
    655,000   Phillips Van-Heusen Corp.,
                7.25%, 02/15/11........         662,369
    685,000   Phillips Van-Heusen Corp.,
                8.13%, 05/01/13........         705,550
                                           ------------
                                             10,547,456
                                           ------------

              AUTOMOBILE: RENTAL -- 0.0%
    430,000   Neff Corp.,
                10.00%, 06/01/15.......         236,500
                                           ------------

              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 1.7%
    760,000   American Axle and
                Manufacturing, Inc.,
                7.88%, 03/01/17........         689,700
    395,000   Commercial Vehicle Group,
                8.00%, 07/01/13........         359,450
  3,735,000   General Motors Corp.,
                6.38%, 05/01/08........       3,716,325
  2,725,000   General Motors Corp.,
                7.20%, 01/15/11........       2,513,813
  1,130,000   Tenneco Automotive, Inc.,
                Series B,
                10.25%, 07/15/13.......       1,209,100
    645,000   Tenneco, Inc. -- 144A,
                8.13%, 11/15/15........         641,775
                                           ------------
                                              9,130,163
                                           ------------

              BANKS AND FINANCIAL SERVICES -- 4.9%
  2,050,000   E*TRADE Financial Corp.,
                7.88%, 12/01/15........       1,573,375
  3,090,000   Ford Motor Credit Company,
                7.38%, 10/28/09........       2,909,643
  1,465,000   Ford Motor Credit Company,
                7.88%, 06/15/10........       1,352,432
    100,000   Ford Motor Credit Company,
                9.88%, 08/10/11........          94,652
    535,000   Ford Motor Credit Company
                LLC,
                5.80%, 01/12/09........         507,940
  2,800,000   Ford Motor Credit Company
                LLC,
                9.75%, 09/15/10........       2,673,300
    335,000   Ford Motor Credit Company
                LLC,
                7.38%, 02/01/11........         300,193
    470,000   General Motors Acceptance
                Corp.,
                5.85%, 01/14/09........         449,586
  6,990,000   General Motors Acceptance
                Corp.,
                7.00%, 02/01/12........       5,935,488
  1,210,000   GMAC LLC, Floating Rate,
                6.12%, 05/15/09 (2)....       1,127,410
  1,770,000   GMAC LLC,
                7.75%, 01/19/10........       1,651,842
  3,530,000   GMAC LLC,
                7.25%, 03/02/11........       3,096,269
    215,000   KAR Holdings, Inc -- 144A,
                8.75%, 05/01/14........         198,875
    745,000   KAR Holdings,
                Inc. -- 144A,
                Floating Rate,
                8.91%, 05/01/14 (2)....         679,813
    325,000   Nuveen Investments, Inc.,
                5.00%, 09/15/10........         298,188
  3,505,000   Nuveen Investments,
                Inc. -- 144A,
                10.50%, 11/15/15.......       3,509,381
                                           ------------
                                             26,358,387
                                           ------------

              BROADCAST SERVICES/MEDIA -- 2.4%
  1,095,000   Cablevision Systems Corp.,
                Series B,
                8.00%, 04/15/12........       1,067,625
    795,000   CCH I, LLC/CCH I
                Capital Corp.,
                11.00%, 10/01/15.......         651,900

                       See notes to financial statements.

                            HIGH YIELD BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)

$ 1,990,000   CCH II, LLC/CCH II
                Capital Corp.,
                Series B,
                10.25%, 09/15/10.......    $  1,950,200
  5,970,000   CCO Holdings LLC/Capital
                Corp.,
                8.75%, 11/15/13........       5,731,199
  1,235,000   Kabel Deutschland
                GMBH (Germany),
                10.63%, 07/01/14.......       1,302,925
    570,000   LBI Media, Inc.,
                zero coupon,
                10/15/13 (7)...........         517,988
  1,475,000   Mediacom Broadband
                LLC/Mediacom
                Broadband Corp.,
                8.50%, 10/15/15........       1,314,594
    605,000   Rainbow National Services
                LLC -- 144A,
                10.38%, 09/01/14.......         658,694
                                           ------------
                                             13,195,125
                                           ------------

              BUSINESS SERVICES AND SUPPLIES -- 0.4%
  2,050,000   CEVA Group PLC -- 144A
                (United Kingdom),
                10.00%, 09/01/14.......       2,116,625
                                           ------------

              CHEMICALS -- 1.0%
  2,230,000   Ineos Group Holdings
                PLC -- 144A
                (United Kingdom),
                8.50%, 02/15/16........       1,995,850
    830,000   Nova Chemicals Corp.
                (Canada),
                Floating Rate,
                7.86%, 11/15/13 (11)...         780,200
  2,600,000   Reichhold Industries,
                Inc. -- 144A,
                9.00%, 08/15/14........       2,600,000
                                           ------------
                                              5,376,050
                                           ------------

              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 1.3%
  4,430,000   Ceridian Corp. -- 144A,
                11.25%, 11/15/15.......       4,119,900
  1,800,000   Interface, Inc.,
                10.38%, 02/01/10.......       1,894,500
    170,000   Interface, Inc.,
                9.50%, 02/01/14........         178,500
    575,000   Sungard Data Systems,
                Inc.,
                9.13%, 08/15/13........         587,938
                                           ------------
                                              6,780,838
                                           ------------

              CONSTRUCTION SERVICES AND
                SUPPLIES -- 2.1%
  1,775,000   Dayton Superior Corp.,
                10.75%, 09/15/08.......       1,830,469
    775,000   ESCO Corp. -- 144A,
                8.63%, 12/15/13........         778,875
    775,000   ESCO Corp. -- 144A,
                Floating Rate,
                8.87%, 12/15/13 (2)....         763,375
    650,000   Interline Brands, Inc.,
                8.13%, 06/15/14........         646,750
  3,755,000   Nortek, Inc.,
                8.50%, 09/01/14........       3,022,775
  1,985,000   NTK Holdings, Inc.,
                zero coupon,
                03/01/14 (7)...........       1,171,150
  3,025,000   Panolam Industries
                International,
                10.75%, 10/01/13.......       2,646,875
    330,000   Stanley-Martin Communities
                LLC,
                9.75%, 08/15/15........         199,650
                                           ------------
                                             11,059,919
                                           ------------

              CONSUMER GOODS AND SERVICES -- 2.5%
  3,365,000   Amscan Holdings, Inc.,
                8.75%, 05/01/14........       3,078,975
  2,245,000   Revlon Consumer Products
                Corp.,
                8.63%, 02/01/08........       2,242,194
  4,770,000   Yankee Acquisition Corp.,
                Series B,
                8.50%, 02/15/15........       4,418,212
  3,840,000   Yankee Acquisition Corp.,
                Series B,
                9.75%, 02/15/17........       3,532,800
                                           ------------
                                             13,272,181
                                           ------------

              CONTAINERS AND PACKAGING -- 2.0%
  1,055,000   Intertape Polymer US,
                Inc.,
                8.50%, 08/01/14........         969,281
    400,000   Jefferson Smurfit Corp.,
                7.50%, 06/01/13........         385,000
  1,111,021   Pliant Corp.,
                11.85%, 06/15/09 (14)..       1,132,945
    850,000   Smurfit-Stone Container
                Corp.,
                8.38%, 07/01/12........         847,875
  7,695,000   Smurfit-Stone Container
                Corp.,
                8.00%, 03/15/17........       7,473,769
                                           ------------
                                             10,808,870
                                           ------------

              DISTRIBUTION -- 0.7%
  2,760,000   Sally Holdings LLC,
                9.25%, 11/15/14........       2,746,200
    440,000   Sally Holdings LLC,
                10.50%, 11/15/16.......         435,600
    440,000   Varietal Distribution
                Holdings LLC -- 144A,
                10.25%, 07/15/15(12)...         421,300
                                           ------------
                                              3,603,100
                                           ------------

              DIVERSIFIED OPERATIONS AND
                SERVICES -- 0.2%
  1,150,000   ARAMARK Services, Inc.,
                8.50%, 02/01/15........       1,170,125
                                           ------------

              EDUCATION -- 1.1%
  1,700,000   Education Management LLC,
                8.75%, 06/01/14........       1,714,875
  3,960,000   Education Management LLC,
                10.25%, 06/01/16.......       4,098,600
                                           ------------
                                              5,813,475
                                           ------------


                       See notes to financial statements.

                            HIGH YIELD BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              ELECTRONICS -- 0.1%
$   550,000   Muzak LLC,
                10.00%, 02/15/09.......    $    517,688
    120,000   NXP BV/NXP Funding LLC
                (the Netherlands),
                7.88%, 10/15/14........         114,600
                                           ------------
                                                632,288
                                           ------------

              ENERGY SERVICES -- 0.1%
    475,000   Verasun Energy Corp.,
                9.88%, 12/15/12........         480,938
                                           ------------

              ENGINEERING -- 0.1%
    740,000   Alion Science & Technology
                Corp.,
                10.25%, 02/01/15.......         634,550
                                           ------------

              ENVIRONMENTAL WASTE MANAGEMENT AND
                RECYCLING SERVICES -- 0.9%
    400,000   Aleris International,
                Inc.,
                9.00%, 12/15/14........         336,000
  3,430,000   Aleris International,
                Inc.,
                10.00%, 12/15/16.......       2,795,450
  1,800,000   Waste Services, Inc.,
                9.50%, 04/15/14........       1,764,000
                                           ------------
                                              4,895,450
                                           ------------

              FOOD AND BEVERAGE -- 1.6%
  3,725,000   ASG Consolidated LLC/ASG
                Finance, Inc.,
                zero coupon,
                11/01/11 (7)...........       3,501,500
  2,810,000   Dole Foods Company, Inc.,
                8.63%, 05/01/09........       2,725,700
  2,070,000   Dole Foods Company, Inc.,
                7.25%, 06/15/10........       1,894,050
    420,000   Pierre Foods, Inc.,
                9.88%, 07/15/12........         308,700
                                           ------------
                                              8,429,950
                                           ------------

              FUNERAL SERVICES -- 0.1%
    325,000   Service Corp.
                International,
                7.00%, 06/15/17........         312,813
                                           ------------

              INSURANCE -- 0.7%
  1,120,000   Alliant Holdings I,
                Inc. -- 144A,
                11.00%, 05/01/15.......       1,069,600
  2,825,000   Multiplan, Inc. -- 144A,
                10.38%, 04/15/16.......       2,825,000
                                           ------------
                                              3,894,600
                                           ------------

              LEISURE AND RECREATION -- 11.5%
  2,465,000   AMC Entertainment, Inc.,
                8.00%, 03/01/14........       2,329,425
  2,335,000   AMC Entertainment, Inc.,
                11.00%, 02/01/16.......       2,469,263
  2,000,000   Buffalo Thunder
                Development
                Authority -- 144A,
                9.38%, 12/15/14........       1,790,000
  1,105,000   CCM Merger, Inc. -- 144A,
                8.00%, 08/01/13........       1,046,988
    935,000   Chukchansi Economic
                Development
                Authority --  144A,
                Floating Rate,
                8.24%, 11/15/12 (11)...         916,300
    181,058   Eldorado Casino
                Shreveport,
                10.00%, 08/01/12.......         180,379
  5,645,000   Fontainebleau Las
                Vegas -- 144A,
                10.25%, 06/15/15.......       4,925,262
  2,020,000   Galaxy Entertainment
                Finance -- 144A
                (Hong Kong), Floating
                Rate, 9.83%,
                12/15/10 (11)..........       2,075,550
  2,240,000   Galaxy Entertainment
                Finance -- 144A
                (Hong Kong),
                9.88%, 12/15/12........       2,374,400
  1,555,000   GreekTown
                Holdings -- 144A,
                10.75%, 12/01/13.......       1,520,013
  1,201,508   HRP Myrtle Beach
                Holdings/CA -- 144A,
                14.50%, 04/01/14 (12)..       1,130,919
  1,730,000   HRP Myrtle Beach
                Operations/CA -- 144A,
                Floating Rate,
                9.89%, 04/01/12 (11)...       1,656,475
    945,000   HRP Myrtle Beach
                Operations/CA -- 144A,
                12.50%, 04/01/13.......         889,481
  1,810,000   Indianapolis Downs Capital
                LLC & Capital
                Corp. -- 144A,
                11.00%, 11/01/12.......       1,755,700
  2,420,000   Inn of The Mountain Gods,
                12.00%, 11/15/10.......       2,528,900
    890,000   Majestic Holdco
                LLC -- 144A,
                zero coupon,
                10/15/11 (7)...........         614,100
  3,365,000   Marquee Holdings, Inc.,
                12.00%, 08/15/14.......       2,708,825
  1,045,000   MGM MIRAGE,
                7.50%, 06/01/16........       1,039,775
    235,000   Mohegan Tribal Gaming
                Authority,
                8.00%, 04/01/12........         239,700
  2,275,000   OED Corp./Diamond JO,
                8.75%, 04/15/12........       2,286,375
  1,605,000   Pinnacle Entertainment,
                Inc. -- 144A,
                7.50%, 06/15/15........       1,464,563
    595,000   Pokagon Gaming
                Authority -- 144A,
                10.38%, 06/15/14.......         642,600
    475,000   San Pasqual
                Casino -- 144A,
                8.00%, 09/15/13........         470,250
    995,000   Seminole Hard Rock
                Entertainment -- 144A,
                Floating Rate,
                7.49%, 03/15/14 (2)....         955,200
    455,000   Station Casinos, Inc.,
                6.00%, 04/01/12........         407,225

                       See notes to financial statements.

                            HIGH YIELD BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)

$   250,000   Station Casinos, Inc.,
                7.75%, 08/15/16........    $    226,875
  1,340,000   The Majestic Star Casino
                LLC -- 144A,
                9.50%, 10/15/10........       1,273,000
  2,720,000   Travelport LLC,
                9.88%, 09/01/14........       2,774,400
  7,865,000   Trump Entertainment
                Resorts, Inc.,
                8.50%, 06/01/15........       6,026,555
  2,435,000   Tunica-Biloxi Gaming
                Authority -- 144A,
                9.00%, 11/15/15........       2,501,963
    375,000   Turning Stone Resort
                Casino -- 144A,
                9.13%, 09/15/14........         384,375
  2,380,000   Universal City Development
                Partners, Ltd.,
                11.75%, 04/01/10.......       2,469,250
  4,000,000   Universal City Florida,
                Floating Rate,
                9.66%, 05/01/10 (2)....       4,019,999
  3,901,000   Waterford Gaming
                LLC/Waterford Gaming
                Finance -- 144A,
                8.63%, 09/15/14........       3,920,505
    640,000   WMG Acquisition Corp.,
                7.38%, 04/15/14........         496,000
                                           ------------
                                             62,510,590
                                           ------------

              MACHINERY -- 1.0%
  1,680,000   Altra Industrial Motion,
                Inc.,
                9.00%, 12/01/11........       1,713,600
    830,000   Chart Industries, Inc.,
                9.13%, 10/15/15........         854,900
  2,585,000   Stewart & Stevenson LLC,
                10.00%, 07/15/14.......       2,610,850
                                           ------------
                                              5,179,350
                                           ------------

              MANUFACTURING -- 1.0%
  1,000,000   American Railcar
                Industries, Inc.,
                7.50%, 03/01/14........         950,000
  1,535,000   Bombardier, Inc. -- 144A
                (Canada),
                8.00%, 11/15/14........       1,611,750
  1,260,000   Harland Clarke Holdings,
                9.50%, 05/15/15........       1,096,200
    965,000   RBS Global & Rexnord
                Corp.,
                9.50%, 08/01/14........         960,175
    870,000   RBS Global & Rexnord
                Corp.,
                11.75%, 08/01/16.......         854,775
    720,000   Venture Holdings Trust,
                Series B,
                9.50%,
                07/01/05 (9)(13).......             216
                                           ------------
                                              5,473,116
                                           ------------

              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 6.6%
  1,260,000   Accellent, Inc.,
                10.50%, 12/01/13.......       1,064,700
  2,900,000   Advanced Medical Optics,
                7.50%, 05/01/17........       2,682,499
  2,235,000   AMR Holding Company/Emcare
                Holding Company,
                10.00%, 02/15/15.......       2,369,100
  2,245,000   Bausch & Lomb,
                Inc. -- 144A,
                9.88%, 11/01/15........       2,284,288
  8,355,000   HCA, Inc.,
                8.75%, 09/01/10........       8,469,880
    840,000   HCA, Inc.,
                7.88%, 02/01/11........         823,200
  2,420,000   HCA, Inc.,
                9.13%, 11/15/14........       2,522,850
  1,525,000   HCA, Inc.,
                9.25%, 11/15/16........       1,605,063
  2,085,000   National Mentor Holdings,
                Inc.,
                11.25%, 07/01/14.......       2,157,975
  1,170,000   Norcross Safety Products
                LLC -- Series B,
                9.88%, 08/15/11........       1,208,025
  1,000,000   Omnicare, Inc.,
                6.88%, 12/15/15........         935,000
    985,000   Res-Care, Inc.,
                7.75%, 10/15/13........         980,075
  2,467,544   Safety Products Holdings,
                Series B,
                11.75%,
                01/01/12 (12)(14)......       2,581,668
    425,000   Universal Hospital
                Services, Inc.,
                Floating Rate,
                8.29%, 06/01/15 (11)...         427,125
    425,000   Universal Hospital
                Services, Inc.,
                8.50%, 06/01/15 (12)...         431,375
  3,095,000   US Oncology, Inc.,
                9.00%, 08/15/12........       3,067,918
  1,775,000   US Oncology, Inc.,
                10.75%, 08/15/14.......       1,761,688
    289,000   Viant Holdings,
                Inc. -- 144A,
                10.13%, 07/15/17.......         265,880
                                           ------------
                                             35,638,309
                                           ------------

              METALS AND MINING -- 1.8%
    800,000   CII Carbon LLC -- 144A,
                11.13%, 11/15/15.......         792,000
  1,065,000   FMG Finance Property,
                Ltd. -- 144A
                (Australia), Floating
                Rate,
                9.12%, 09/01/11 (2)....       1,096,950
  2,585,000   FMG Finance Property,
                Ltd. -- 144A
                (Australia),
                10.63%, 09/01/16.......       2,972,750
  2,145,000   RathGibson, Inc.,
                11.25%, 02/15/14.......       2,155,725
    215,000   Ryerson, Inc. -- 144A,
                Floating Rate,
                12.57%, 11/01/14 (2)...         207,475
    325,000   Ryerson, Inc. -- 144A,
                12.00%, 11/01/15.......         322,563

                       See notes to financial statements.

                            HIGH YIELD BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              METALS AND MINING (CONTINUED)

$ 2,285,000   Steel Dymanics,
                Inc. -- 144A,
                7.38%, 11/01/12........    $  2,307,850
                                           ------------
                                              9,855,313
                                           ------------

              OIL, COAL AND GAS -- 6.6%
  1,990,000   Allis-Chalmers Energy,
                Inc.,
                9.00%, 01/15/14........       1,970,099
    480,000   Allis-Chalmers Energy,
                Inc.,
                8.50%, 03/01/17........         460,800
    415,000   Alpha Natural Resources,
                10.00%, 06/01/12.......         440,938
    695,000   Cimarex Energy Company,
                7.13%, 05/01/17........         686,313
  1,025,000   Clayton William Energy,
                7.75%, 08/01/13........         902,000
  2,020,000   Compton Petroleum Finance
                Corp.
                (Canada),
                7.63%, 12/01/13........       1,888,699
    290,000   Denbury Resources, Inc.,
                7.50%, 12/15/15........         294,350
    870,000   Dynegy Holdings, Inc.,
                8.38%, 05/01/16........         854,775
  2,320,000   Dynegy Holdings, Inc.,
                7.75%, 06/01/19........       2,151,799
  1,550,000   Dynegy Holdings, Inc.,
                7.63%, 10/15/26........       1,325,250
    740,000   El Paso Corp.,
                9.63%, 05/15/12........         814,131
    685,000   Encore Acquisition Corp.,
                7.25%, 12/01/17........         655,888
  1,305,000   Inergy LP/Inergy Finance
                Corp.,
                6.88%, 12/15/14........       1,275,638
    135,000   Inergy LP/Inergy Finance
                Corp.,
                8.25%, 03/01/16........         140,400
  1,055,000   Ocean Rig Norway
                AS -- 144A (Norway),
                8.38%, 07/01/13........       1,126,213
  1,075,000   OPTI Canada, Inc. -- 144A
                (Canada),
                7.88%, 12/15/14........       1,056,188
    970,000   OPTI Canada, Inc. -- 144A
                (Canada),
                8.25%, 12/15/14........         965,150
    525,000   Parker Drilling Company,
                9.63%, 10/01/13........         560,438
  4,215,000   Petrohawk Energy Corp.,
                9.13%, 07/15/13........       4,457,362
    255,000   Petroplus Finance,
                Ltd. -- 144A
                (Bermuda),
                6.75%, 05/01/14........         238,744
  1,980,000   Petroplus Finance,
                Ltd. -- 144A
                (Bermuda),
                7.00%, 05/01/17........       1,821,600
  1,435,000   Plains Exploration &
                Production Company,
                7.00%, 03/15/17........       1,379,394
  1,015,000   Quicksilver Resources,
                Inc.,
                7.13%, 04/01/16........       1,002,313
    440,000   Ram Energy, Inc.,
                11.50%, 02/15/08.......         443,300
  2,985,000   Semgroup LP -- 144A,
                8.75%, 11/15/15........       2,850,674
    290,000   SESI LLC,
                6.88%, 06/01/14........         281,300
  5,205,000   United Refining Company,
                10.50%, 08/15/12.......       5,283,074
                                           ------------
                                             35,326,830
                                           ------------

              PAPER AND FOREST PRODUCTS -- 2.1%
    115,000   Georgia-Pacific Corp.,
                9.50%, 12/01/11........         121,325
  4,125,000   NewPage Corp.,
                10.00%, 05/01/12.......       4,166,250
    665,000   NewPage Corp.,
                Floating Rate,
                11.16%, 05/01/12 (2)...         689,106
  2,265,000   NewPage Corp.,
                12.00%, 05/01/13.......       2,349,938
  1,070,000   Newpage Corp. -- 144A,
                10.00%, 05/01/12.......       1,080,700
  2,805,000   Verso Paper Holdings LLC,
                Series B,
                11.38%, 08/01/16.......       2,861,100
                                           ------------
                                             11,268,419
                                           ------------

              PRINTING AND PUBLISHING -- 2.7%
  2,181,634   CanWest Media, Inc.
                (Canada),
                8.00%, 09/15/12........       2,069,825
  1,461,000   Dex Media West
                Finance Company,
                Series B,
                9.88%, 08/15/13........       1,523,093
  2,855,000   Idearc, Inc.,
                8.00%, 11/15/16........       2,633,738
    475,000   MediaNews Group, Inc.,
                6.88%, 10/01/13........         299,250
  1,365,000   Medimedia USA,
                Inc. -- 144A,
                11.38%, 11/15/14.......       1,412,775
  1,860,000   Nielsen Finance
                LLC/Nielsen
                Finance Company,
                10.00%, 08/01/14.......       1,911,150
  5,390,000   Reader's Digest
                Association -- 144A,
                9.00%, 02/15/17........       4,541,074
                                           ------------
                                             14,390,905
                                           ------------

              REAL ESTATE DEVELOPMENT AND
                SERVICES -- 0.1%
    630,000   Ashton Woods USA,
                LLC/Ashton
                Woods Finance Company,
                9.50%, 10/01/15........         406,350
                                           ------------

              RETAIL -- 7.0%
  1,295,000   Bon-Ton Department Stores,
                Inc.,
                10.25%, 03/15/14.......         984,200
  4,950,000   GameStop Corp.,
                8.00%, 10/01/12........       5,178,937

                       See notes to financial statements.

                            HIGH YIELD BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              RETAIL (CONTINUED)

$ 1,925,000   General Nutrition Centers,
                Inc.,
                Floating Rate,
                10.01%, 03/15/14 (12)..    $  1,828,750
  1,925,000   General Nutrition Centers,
                Inc.,
                10.75%, 03/15/15.......       1,799,875
  2,555,000   Michaels Stores, Inc.,
                10.00%, 11/01/14.......       2,440,025
  2,795,000   Michaels Stores, Inc.,
                11.38%, 11/01/16.......       2,578,388
  2,020,000   Neiman Marcus Group, Inc.,
                9.00%, 10/15/15........       2,093,225
  8,110,000   Neiman Marcus Group, Inc.,
                10.38%, 10/15/15.......       8,485,087
  2,910,000   Rite Aid Corp.,
                7.50%, 01/15/15........       2,648,100
    885,000   Rite Aid Corp.,
                8.63%, 03/01/15........         717,956
  1,110,000   Rite Aid Corp.,
                9.38%, 12/15/15........         926,850
  3,295,000   Rite Aid Corp.,
                7.50%, 03/01/17........       2,920,194
  4,435,000   Rite Aid Corp.,
                9.50%, 06/15/17........       3,692,137
  2,660,000   Toys "R" Us, Inc.,
                7.38%, 10/15/18........       1,935,150
                                           ------------
                                             38,228,874
                                           ------------

              RETAIL: RESTAURANTS -- 0.7%
  1,720,000   El Pollo Loco, Inc.,
                11.75%, 11/15/13.......       1,634,000
  2,220,000   NPC International, Inc.,
                Series WI,
                9.50%, 05/01/14........       1,998,000
                                           ------------
                                              3,632,000
                                           ------------

              RUBBER PRODUCTS -- 0.2%
    960,000   The Goodyear Tire &
                Rubber Company,
                Floating Rate,
                8.66%, 12/01/09 (11)...         972,000
                                           ------------

              SEMICONDUCTORS -- 1.5%
  4,710,000   Advanced Micro Devices,
                Inc.,
                7.75%, 11/01/12........       4,109,475
  1,105,000   Amkor Technology, Inc.,
                7.75%, 05/15/13........       1,045,606
    825,000   Avago Technologies Finance
                Pte., Ltd.,
                10.13%, 12/01/13.......         867,281
    605,000   Avago Technologies Finance
                Pte., Ltd.,
                11.88%, 12/01/15.......         649,619
  1,600,000   Freescale Semiconductor,
                Inc.,
                8.88%, 12/15/14........       1,436,000
                                           ------------
                                              8,107,981
                                           ------------

              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 4.8%
  1,460,000   Centennial
                Cellular/Communica-
                tions,
                10.13%, 06/15/13.......       1,540,300
  1,170,000   Citizens Communications
                Company,
                7.13%, 03/15/19........       1,117,350
  2,455,000   Digicel Group,
                Ltd. -- 144A (Bermuda),
                8.88%, 01/15/15........       2,252,463
  2,787,000   Digicel Group,
                Ltd. -- 144A (Bermuda),
                9.13%, 01/15/15........       2,550,105
  2,060,000   Digicel, Ltd. -- 144A
                (Bermuda),
                9.25%, 09/01/12........       2,109,028
  3,600,000   Intelsat Bermuda, Ltd.
                (Bermuda),
                9.25%, 06/15/16........       3,635,999
  1,210,000   Level 3 Financing, Inc.,
                9.25%, 11/01/14........       1,101,100
  2,275,000   Level 3 Financing, Inc.,
                8.75%, 02/15/17........       1,962,188
  1,745,000   Qwest Communications
                International, Inc.,
                Series B,
                7.50%, 02/15/14........       1,749,363
    470,000   Qwest Corp.,
                7.63%, 06/15/15........         480,575
    110,000   Qwest Corp.,
                7.20%, 11/10/26........         104,225
    500,000   Virgin Media Finance PLC
                (United Kingdom),
                9.13%, 08/15/16........         497,500
  3,610,000   West Corp.,
                9.50%, 10/15/14........       3,555,850
    905,000   Windstream Corp.,
                8.13%, 08/01/13........         941,200
  1,870,000   Windstream Corp.,
                8.63%, 08/01/16........       1,972,850
    445,000   Windstream Regatta
                Holdings, Inc. -- 144A,
                11.00%, 12/01/17.......         442,775
                                           ------------
                                             26,012,871
                                           ------------

              TRANSPORTATION -- 1.0%
    805,000   Kansas City Southern de
                Mexico -- 144A
                (Mexico),
                7.38%, 06/01/14........         784,875
  1,295,000   Kansas City Southern de
                Mexico (Mexico),
                7.63%, 12/01/13........       1,283,669
  2,325,000   TFM, SA de CV (Mexico),
                9.38%, 05/01/12........       2,447,062
    772,000   Travelport LLC,
                11.88%, 09/01/16.......         827,005
                                           ------------
                                              5,342,611
                                           ------------


                       See notes to financial statements.

                            HIGH YIELD BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES -- 3.3%
$   222,000   AES Corp. -- 144A,
                8.75%, 05/15/13........    $    232,823
    580,000   AES Corp. -- 144A,
                8.00%, 10/15/17........         595,950
    446,834   AES Eastern Energy,
                Series 99-A,
                9.00%, 01/02/17........         483,698
  1,040,000   Edison Mission Energy,
                7.50%, 06/15/13........       1,071,200
  4,065,000   Energy Future Holdings
                Corp. -- 144A,
                10.88%, 11/01/17.......       4,105,649
    660,000   NRG Energy, Inc.,
                7.25%, 02/01/14........         645,150
    655,000   NRG Energy, Inc.,
                7.38%, 02/01/16........         640,263
  2,005,000   NRG Energy, Inc.,
                7.38%, 01/15/17........       1,959,888
  2,015,000   Orion Power Holdings,
                Inc.,
                12.00%, 05/01/10.......       2,206,425
    210,000   Reliant Energy, Inc.,
                7.63%, 06/15/14........         208,950
    630,000   Reliant Energy, Inc.,
                7.88%, 06/15/17........         626,850
  4,825,000   Texas Competitive Electric
                Holdings Company
                LLC -- 144A,
                10.25%, 11/01/15.......       4,800,875
                                           ------------
                                             17,577,721
                                           ------------

              TOTAL CORPORATE BONDS AND
                NOTES
                (Cost $447,571,638)....     430,424,235
                                           ------------

              LOAN PARTICIPATIONS -- 11.5%
  2,793,000   ADESA, Inc.,
                Term Loan B, Floating
                Rate,
                7.08%, 10/20/13 (2)....       2,628,411
    992,500   Advanced Medical
                Optics, Inc.,
                Term Loan B, Floating
                Rate, 6.95%,
                04/02/14 (2)...........         929,848
    875,600   AMSCAN Holdings, Inc.,
                Floating Rate,
                7.49%, 05/25/13 (2)....         814,308
  2,010,000   BLB Worldwide Holdings,
                Floating Rate,
                9.72%, 07/18/12 (2)....       1,839,150
    860,000   Cannery Casino Resorts
                LLC,
                Floating Rate,
                9.20%, 05/15/14 (2)....         840,650
  1,848,000   Catalina Marketing,
                Floating Rate,
                10.23%, 09/01/14 (2)...       1,784,091
  3,661,600   Claire's Stores, Inc.,
                Term Loan B,
                Floating Rate,
                7.59%, 12/31/14 (2)....       3,095,425
    848,848   Community Health Systems,
                Inc.,
                Floating Rate,
                7.33%, 07/25/14 (2)....         818,298
  1,099,969   Dresser, Inc.,
                Floating Rate,
                7.45%, 05/04/14 (2)....       1,056,245
    560,000   Dresser, Inc.,
                Floating Rate,
                11.13%, 05/02/15 (2)...         534,100
     96,738   Hawker Beechcraft
                Acquisition Company,
                LLC,
                Floating Rate,
                4.73%, 03/28/14 (2)....          92,263
  1,137,546   Hawker Beechcraft
                Acquisition Company,
                LLC,
                Term Loan B, Floating
                Rate, 6.83%,
                03/28/14 (2)...........       1,084,935
  4,138,200   HCA, Inc., Term Loan B,
                Floating Rate,
                7.08%, 11/18/13 (2)....       3,993,189
  3,260,000   Hit Entertainment, Inc.,
                Tranche LN227528,
                Floating Rate,
                10.38%, 02/26/13 (2)...       3,113,300
  1,100,000   Intelsat, Ltd. (Bermuda),
                Floating Rate,
                7.73%, 02/01/14 (2)....       1,086,250
  2,365,405   Lakes Entertainment, LLC,
                9.00%, 08/15/12........       2,324,011
  3,980,000   Laureate Education, Inc.,
                Floating Rate,
                8.48%, 08/22/15 (2)....       3,840,700
  3,000,000   Laureate Education, Inc.,
                Floating Rate,
                9.21%, 08/22/15 (2)....       2,820,000
  2,160,000   Laureate Education, Inc.,
                Floating Rate,
                9.86%, 08/22/17 (2)....       2,014,200
  2,050,000   Level 3 Financing, Inc.,
                Floating Rate,
                7.49%, 03/13/14 (2)....       1,945,899
    750,000   Neff Rental, Inc.,
                Floating Rate,
                8.40%, 11/20/14 (2)....         603,047
  1,948,246   Nielsen Finance, LLC,
                Floating Rate,
                7.28%, 08/09/13 (2)....       1,851,376
    125,443   Ply Gem Industries, Inc.,
                Floating Rate,
                7.58%, 08/15/11 (2)....         114,843
  3,357,051   Ply Gem Industries, Inc.,
                Term Loan B-3, Floating
                Rate, 7.58%,
                08/15/11 (2)...........       3,073,380
    738,182   Realogy Corp.,
                Floating Rate,
                4.97%, 10/10/13 (2)....         647,960
  2,734,964   Realogy Corp.,
                Floating Rate,
                8.24%, 10/10/13 (2)....       2,400,691
    827,674   Rental Services Corp.,
                Floating Rate,
                8.75%, 11/30/13 (2)....         773,876
  3,095,406   Sabre, Inc.,
                Term Loan B, Floating
                Rate, 6.96%,
                09/30/14 (2)...........       2,830,539

                       See notes to financial statements.

                            HIGH YIELD BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              LOAN PARTICIPATIONS (CONTINUED)
$ 3,040,000   Sandridge Energy, Inc.,
                Floating Rate,
                8.63%, 04/01/15 (2)....    $  3,032,400
  5,050,000   Telesat Canada,
                Floating Rate,
                5.38%, 10/31/08 (2)....       4,822,749
  3,375,000   Telesat Canada,
                Floating Rate,
                10.50%, 10/31/08 (2)...       3,223,125
    698,250   USI Holdings Corp.,
                Floating Rate,
                7.58%, 05/05/15 (2)....         665,956
  1,440,000   Veyance Technologies,
                Inc.,
                10.71%, 07/20/15.......       1,371,600
                                           ------------
              TOTAL LOAN PARTICIPATIONS
                (Cost $65,618,213).....      62,066,815
                                           ------------

   SHARES
   ------
              COMMON STOCKS -- 0.2%

              AIRLINES -- 0.0%
     11,466   Delta Air Lines, Inc.*....        170,729
    500,000   Delta Air Lines, Inc.
                (Escrow
                Certificates)*.........          26,250
                                           ------------
                                                196,979
                                           ------------

              BANKS AND FINANCIAL SERVICES -- 0.0%
  2,697,805   Adelphia Contingent Value
                Vehicle CVV,
                Series Acc -- 1*.......         190,532
                                           ------------

              BROADCAST SERVICES/MEDIA -- 0.1%
    620,000   Adelphia Communications
                (Escrow
                Certificates)*.........          62,775
    840,000   Adelphia Communications
                (Escrow
                Certificates)*.........          91,350
  1,305,000   Adelphia Communications,
                Series B
                (Escrow
                Certificates)*.........         133,762
          1   Time Warner Cable
                Inc. -- Class A*.......              28
                                           ------------
                                                287,915
                                           ------------

              LEISURE AND RECREATION -- 0.1%
        970   HRP -- Class B* (14)......             10
        889   Shreveport Gaming
                Holdings, Inc. (14)....          22,225
    104,876   Trump Entertainment
                Resorts, Inc.*.........         450,967
                                           ------------
                                                473,202
                                           ------------

              UTILITIES -- 0.0%
    550,000   Mirant Corp.
                (Escrow
                Certificates)* (14)....              55
  1,220,000   Mirant Corp.
                (Escrow
                Certificates)* (14)....             122
                                           ------------
                                                    177
                                           ------------
              TOTAL COMMON STOCKS
                (Cost $4,483,837)......       1,148,805
                                           ------------

              PREFERRED STOCKS -- 0.5%

              LEISURE AND RECREATION
  3,084,780   Fontainebleau Resorts,
                12.50%(12)(14)
                (Cost $2,999,998)......       2,782,163
                                           ------------

              CONVERTIBLE PREFERRED STOCKS -- 0.8%
              OIL, COAL AND GAS -- 0.6%
      5,273   Chesapeake Energy
                Corp. -- 144A,
                5.00%..................    $    624,191
     21,865   Chesapeake Energy Corp.,
                4.50%..................       2,364,153
                                           ------------
                                              2,988,344
                                           ------------

              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.2%
     18,825   Crown Castle International
                Corp.,
                6.25%..................       1,145,972
                                           ------------
              TOTAL CONVERTIBLE
                PREFERRED STOCKS
                (Cost $3,572,705)......       4,134,316
                                           ------------

              WARRANTS -- 0.1%

              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES
      1,125   American Tower Corp.,
                Expires 08/01/08*
                (Cost $75,400).........         672,469
                                           ------------

 PRINCIPAL
 ---------
              CONVERTIBLE BONDS -- 0.3%

              AEROSPACE AND DEFENSE
$ 1,305,000   L-3 Communications
                Corp. -- 144A,
                3.00%, 08/01/35
                (Cost $1,318,875)......       1,583,944
                                           ------------
              TOTAL SECURITIES
                (Cost $525,640,666)....     502,812,747
                                           ------------

              REPURCHASE AGREEMENTS -- 5.1%
 27,708,526   With State Street Bank and
                Trust, dated 12/31/07,
                3.80%, due 01/02/08,
                repurchase proceeds at
                maturity $27,714,375
                (Collateralized by
                various
                Fannie Mae Adjustable
                Rate Mortgages, 3.81%-
                4.25%, due 10/01/33,
                with a total
                value of $28,263,632)
                (Cost $27,708,526).....      27,708,526
                                           ------------
              Total Investments -- 98.5%
                (Cost $553,349,192)....     530,521,273
              Other assets less
                liabilities -- 1.5%....       8,205,745
                                           ------------

              NET ASSETS -- 100.0%......   $538,727,018
                                           ============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $553,511,538.


                       See notes to financial statements.

                            HIGH YIELD BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 2007

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $  4,583,763
Gross unrealized depreciation..    (27,574,028)
                                  ------------
Net unrealized depreciation....   $(22,990,265)
                                  ============



--------

     See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                               BALANCED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS -- 60.2%
              AEROSPACE AND DEFENSE -- 1.7%
      2,900   L-3 Communications
                Holdings, Inc. ........    $    307,226
     11,450   Lockheed Martin Corp. ....      1,205,227
     22,271   Northrop Grumman Corp. ...      1,751,391
     17,550   Raytheon Company..........      1,065,285
     11,800   The Boeing Company........      1,032,028
                                           ------------
                                              5,361,157
                                           ------------

              AGRICULTURE -- 0.9%
     14,000   CF Industries Holdings,
                Inc. ..................       1,540,840
     12,400   Monsanto Company..........      1,384,956
                                           ------------
                                              2,925,796
                                           ------------

              APPAREL: MANUFACTURING AND RETAIL -- 0.0%
      1,900   NIKE, Inc. -- Class B.....        122,056
                                           ------------

              AUTOMOBILE: RENTAL -- 0.0%
      2,200   Avis Budget Group, Inc.*..         28,600
                                           ------------

              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 0.4%
     58,200   AutoNation, Inc.* (8).....        911,412
      1,200   AutoZone, Inc.*...........        143,892
     30,700   Ford Motor Company* (8)...        206,611
                                           ------------
                                              1,261,915
                                           ------------

              BANKS AND FINANCIAL SERVICES -- 7.4%
      6,920   Ameriprise Financial,
                Inc. ..................         381,361
     97,712   Bank of America Corp. ....      4,031,596
     45,062   Bank of New York Mellon
                Corp. .................       2,197,223
     16,100   BB&T Corp. (8)............        493,787
      4,700   Capital One Financial
                Corp. .................         222,122
     55,999   Citigroup, Inc. ..........      1,648,611
      1,700   CME Group, Inc. ..........      1,166,200
     11,400   Hudson City Bancorp,
                Inc. ..................         171,228
     21,000   Janus Capital Group,
                Inc. ..................         689,850
     81,500   JPMorgan Chase & Company..      3,557,474
      3,900   MasterCard, Inc. -- Class
                A (8)..................         839,280
     32,800   Morgan Stanley............      1,742,008
     30,700   National City Corp. ......        505,322
     27,000   Regions Financial Corp. ..        638,550
      3,200   SLM Corp. ................         64,448
     24,600   SunTrust Banks, Inc. .....      1,537,254
     20,482   US Bancorp................        650,099
     36,150   Washington Mutual,
                Inc. (8)...............         492,002
     78,200   Wells Fargo &
                Company (8)............       2,360,858
                                           ------------
                                             23,389,273
                                           ------------

              BROADCAST SERVICES/MEDIA -- 2.3%
     60,850   CBS Corp. -- Class B......      1,658,163
      3,100   Liberty Media
                Corp. -- Capital -- S-
                eries A*...............         361,119
     25,400   The DIRECTV Group, Inc.*..        587,248
     70,800   The Walt Disney Company...      2,285,423
    138,390   Time Warner, Inc. ........      2,284,819
                                           ------------
                                              7,176,772
                                           ------------

              BUSINESS SERVICES AND SUPPLIES -- 0.5%
     31,700   Accenture, Ltd. -- Class A
                (Bermuda)..............       1,142,151
      3,400   Fair Isaac Corp. .........        109,310
      7,700   Manpower, Inc. ...........        438,130
                                           ------------
                                              1,689,591
                                           ------------

              CHEMICALS -- 0.4%
     12,100   Ashland, Inc. ............        573,903
      7,400   EI du Pont de Nemours and
                Company................         326,266
      6,200   Terra Industries, Inc.*...        296,112
                                           ------------
                                              1,196,281
                                           ------------

              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 4.7%
     10,900   Apple, Inc.*..............      2,159,072
     54,800   CA, Inc. .................      1,367,260
      2,600   Computer Sciences Corp.*..        128,622
     64,600   Dell, Inc.*...............      1,583,346
     89,000   EMC Corp.*................      1,649,170
     30,687   Hewlett-Packard Company...      1,549,080
      7,850   International Business
                Machines Corp. ........         848,585
    162,350   Microsoft Corp. ..........      5,779,660
                                           ------------
                                             15,064,795
                                           ------------

              CONSUMER GOODS AND SERVICES -- 3.5%
     49,750   Altria Group, Inc. (5) ...      3,760,105
     17,600   American Greetings
                Corp. -- Class A.......         357,280
      9,400   Colgate-Palmolive
                Company................         732,824
      3,500   Energizer Holdings,
                Inc.*..................         392,455
      8,000   Kimberly-Clark Corp. .....        554,720
     37,098   The Procter & Gamble
                Company................       2,723,735
     15,700   United Parcel Service,
                Inc. -- Class B........       1,110,304
     25,400   UST, Inc. (8).............      1,391,920
                                           ------------
                                             11,023,343
                                           ------------

              DISTRIBUTION -- 0.0%
      1,300   Universal Corp. ..........         66,586
                                           ------------

              DIVERSIFIED OPERATIONS AND
                SERVICES -- 1.4%
    124,200   General Electric Company..      4,604,094
                                           ------------

              EDUCATION -- 0.8%
     20,600   Apollo Group,
                Inc. -- Class A*.......       1,445,090
      1,100   Career Education Corp.*...         27,654
     13,700   ITT Educational Services,
                Inc.*..................       1,168,199
                                           ------------
                                              2,640,943
                                           ------------

              ELECTRONICS -- 1.2%
      2,900   Avnet, Inc.*..............        101,413

                       See notes to financial statements.

                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              ELECTRONICS (CONTINUED)

     36,300   Emerson Electric Company..   $  2,056,758
      1,100   Garmin, Ltd. (Cayman
                Islands)...............         106,700
     38,225   Tyco Electronics, Ltd.
                (Bermuda)..............       1,419,294
                                           ------------
                                              3,684,165
                                           ------------

              ENGINEERING -- 0.1%
        100   Fluor Corp. ..............         14,572
      2,200   Foster Wheeler, Ltd.
                (Bermuda)*.............         341,044
                                           ------------
                                                355,616
                                           ------------

              FOOD AND BEVERAGE -- 1.9%
     10,600   Coca-Cola Enterprises,
                Inc. ..................         275,918
        100   Hansen Natural Corp.*.....          4,429
     23,154   Kraft Foods, Inc. -- Class
                A......................         755,515
      2,600   Molson Coors Brewing
                Company -- Class B.....         134,212
      5,100   PepsiAmericas, Inc. ......        169,932
     35,500   PepsiCo, Inc. (8).........      2,694,450
     14,350   The Coca-Cola Company.....        880,660
     81,200   Tyson Foods, Inc. -- Class
                A......................       1,244,796
                                           ------------
                                              6,159,912
                                           ------------

              INSURANCE -- 2.2%
     25,603   American International
                Group, Inc. ...........       1,492,655
     16,200   CIGNA Corp. ..............        870,426
     11,176   Genworth Financial,
                Inc. -- Class A........         284,429
     10,300   Loews Corp. ..............        518,502
     20,200   MetLife, Inc. ............      1,244,724
      3,200   Prudential Financial,
                Inc. ..................         297,728
     18,100   The Chubb Corp. ..........        987,898
      7,200   The Travelers Companies,
                Inc. ..................         387,360
     20,600   XL Capital, Ltd. -- Class
                A (Cayman Islands).....       1,036,386
                                           ------------
                                              7,120,108
                                           ------------

              INTERNET SERVICES -- 3.7%
     19,200   Amazon.com, Inc.*.........      1,778,688
    136,250   Cisco Systems, Inc.*......      3,688,288
     28,700   eBay, Inc.*...............        952,553
     18,100   Expedia, Inc.*............        572,322
      1,490   Google, Inc. -- Class A*..      1,030,305
     46,700   Juniper Networks, Inc.*...      1,550,440
     93,300   Symantec Corp.*...........      1,505,862
      8,100   VeriSign, Inc.*...........        304,641
     15,600   Yahoo!, Inc.*.............        362,856
                                           ------------
                                             11,745,955
                                           ------------

              LEISURE AND RECREATION -- 0.0%
      2,400   Carnival Corp. (Panama)...        106,776
                                           ------------

              MACHINERY -- 0.2%
      7,200   AGCO Corp.*...............        489,456
        100   Deere & Company...........          9,312
      3,300   Rockwell Automation,
                Inc. ..................         227,568
                                           ------------
                                                726,336
                                           ------------

              MANUFACTURING -- 1.8%
     26,200   3M Company................      2,209,184
     23,400   Honeywell International,
                Inc. ..................       1,440,738
     16,500   Ingersoll-Rand Company,
                Ltd. -- Class A
                (Bermuda)..............         766,755
     13,100   SPX Corp. ................      1,347,335
                                           ------------
                                              5,764,012
                                           ------------

              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 1.3%
      2,000   Becton, Dickinson and
                Company................         167,160
        200   Covidien, Ltd. (Bermuda)..          8,858
      2,100   Invitrogen Corp.*.........        196,161
     23,750   Johnson & Johnson.........      1,584,125
     12,100   Kinetic Concepts,
                Inc.* (8)..............         648,076
      5,800   McKesson Corp. ...........        379,958
     20,850   Medtronic, Inc. ..........      1,048,130
                                           ------------
                                              4,032,468
                                           ------------

              METALS AND MINING -- 0.9%
     18,900   Freeport-McMoRan Copper &
                Gold, Inc. ............       1,936,116
      3,200   Newmont Mining Corp. .....        156,256
      7,400   Southern Copper
                Corp. (8)..............         777,962
                                           ------------
                                              2,870,334
                                           ------------

              OFFICE EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.0%
      1,300   HNI Corp. (8).............         45,578
                                           ------------

              OIL, COAL AND GAS -- 7.6%
     28,800   Anadarko Petroleum
                Corp. .................       1,891,872
      3,400   Apache Corp. .............        365,636
     44,300   Chevron Corp. ............      4,134,518
      8,162   ConocoPhillips............        720,705
     20,950   Devon Energy Corp. .......      1,862,665
     11,200   Dresser-Rand Group,
                Inc.*..................         437,360
     99,050   Exxon Mobil Corp. ........      9,279,994
     17,000   Global Industries, Ltd.*..        364,140
     43,300   Halliburton Company.......      1,641,503
     10,200   National-Oilwell Varco,
                Inc.*..................         749,292
      4,100   Noble Energy, Inc. .......        326,032
      5,000   Pioneer Natural Resources
                Company................         244,200
      3,800   Schlumberger, Ltd.
                (Netherlands
                Antilles)..............         373,806
     20,200   Valero Energy Corp. ......      1,414,606
                                           ------------
                                             23,806,329
                                           ------------

              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 6.1%
     31,700   AmerisourceBergen Corp. ..      1,422,379
     39,034   Amgen, Inc.*..............      1,812,739

                       See notes to financial statements.

                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS/RESEARCH AND DEVELOPMENT
                (CONTINUED)

     20,400   Biogen Idec, Inc.*........   $  1,161,168
      9,600   Cardinal Health, Inc. ....        554,400
     26,300   Eli Lilly and Company.....      1,404,157
     18,600   Express Scripts, Inc.*....      1,357,800
     18,500   Gilead Sciences, Inc.*....        851,185
     18,100   Medco Health Solutions,
                Inc.*..................       1,835,340
     55,800   Merck & Company, Inc. ....      3,242,538
    163,160   Pfizer, Inc. .............      3,708,627
     61,400   Schering-Plough Corp. ....      1,635,696
      4,400   Wyeth.....................        194,436
                                           ------------
                                             19,180,465
                                           ------------

              REAL ESTATE DEVELOPMENT AND
                SERVICES -- 0.1%
      3,400   Jones Lang LaSalle,
                Inc. ..................         241,944
                                           ------------

              REAL ESTATE INVESTMENT TRUSTS -- 1.1%
      5,600   AvalonBay Communities,
                Inc. (8)...............         527,184
      3,000   General Growth Properties,
                Inc. (8)...............         123,540
     15,900   ProLogis..................      1,007,742
        100   Regency Centers Corp. ....          6,449
     17,700   Simon Property Group,
                Inc. ..................       1,537,422
      5,200   The Macerich Company......        369,512
                                           ------------
                                              3,571,849
                                           ------------

              REGISTERED INVESTMENT COMPANIES -- 0.0%
        100   Tri-Continental Corp. ....          2,090
                                           ------------

              RETAIL -- 0.9%
     29,300   CVS Caremark Corp. .......      1,164,675
     10,200   GameStop Corp. -- Class
                A*.....................         633,522
     27,700   RadioShack Corp. (8)......        467,022
     14,900   The Home Depot, Inc. .....        401,406
      7,570   Wal-Mart Stores, Inc. ....        359,802
                                           ------------
                                              3,026,427
                                           ------------

              RETAIL: RESTAURANTS -- 0.2%
     17,200   YUM! Brands, Inc. ........        658,244
                                           ------------

              RETAIL: SUPERMARKETS -- 0.5%
     58,800   The Kroger Company........      1,570,548
                                           ------------

              SCIENTIFIC AND TECHNICAL
                INSTRUMENTS -- 0.1%
      6,600   PerkinElmer, Inc. ........        171,732
                                           ------------

              SEMICONDUCTORS -- 1.8%
      4,100   Analog Devices, Inc. .....        129,970
    127,650   Intel Corp. ..............      3,403,149
     13,350   NVIDIA Corp.*.............        454,167
     55,050   Texas Instruments, Inc. ..      1,838,670
                                           ------------
                                              5,825,956
                                           ------------

              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 2.5%
     59,345   AT&T, Inc. ...............      2,466,378
     30,750   CenturyTel, Inc. .........      1,274,895
      7,500   Embarq Corp. .............        371,475
    122,250   Sprint Nextel Corp. ......      1,605,143
     53,900   Verizon Communications,
                Inc. ..................       2,354,891
                                           ------------
                                              8,072,782
                                           ------------

              TRANSPORTATION -- 0.2%
      9,500   CSX Corp. ................        417,810
      5,700   JB Hunt Transport
                Services, Inc. ........         157,035
      2,300   Ryder System, Inc. .......        108,123
                                           ------------
                                                682,968
                                           ------------

              UTILITIES -- 1.8%
     56,800   Duke Energy Corp. ........      1,145,656
        200   Edison International......         10,674
     10,450   Entergy Corp. ............      1,248,984
      4,500   FirstEnergy Corp. ........        325,530
     14,400   NRG Energy, Inc.* (8).....        624,096
     23,150   PG&E Corp. ...............        997,534
     51,800   Reliant Energy, Inc.*.....      1,359,232
                                           ------------
                                              5,711,706
                                           ------------
              TOTAL COMMON STOCKS
                (Cost $178,700,782)....     191,685,502
                                           ------------

 PRINCIPAL
 ---------

              US TREASURY SECURITIES -- 0.5%
              US TREASURY BONDS -- 0.0%
$    50,000   8.88%, 08/15/17...........         68,813
                                           ------------

              US TREASURY NOTES -- 0.0%
      6,000   5.13%, 05/15/16...........          6,496
     10,000   4.75%, 08/15/17 (8).......         10,565
                                           ------------
                                                 17,061
                                           ------------

              US TREASURY STRIPS -- 0.5%
  3,270,000   Zero coupon, 11/15/24.....      1,495,737
                                           ------------
              TOTAL US TREASURY
              SECURITIES
                (Cost $1,421,715).......      1,581,611
                                           ------------

              US GOVERNMENT AGENCY SECURITIES -- 21.6%
              ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 0.8%
    600,000   Fannie Mae Grantor Trust,
                Series 2001-T2, Class
                B,
                6.02%, 11/25/10 (5)....         623,300
    193,632   Fannie Mae,
                Series 1999-7, Class
                AB,
                6.00%, 03/25/29 (5)....         197,632
    760,000   Fannie Mae,
                Series 2003-35, Class
                TE,
                5.00%, 05/25/18 (5)....         761,582
    407,804   Fannie Mae,
                Series 2004-60, Class
                LB,
                5.00%, 04/25/34 (5)....         407,310

                       See notes to financial statements.

                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              US GOVERNMENT AGENCY SECURITIES
                (CONTINUED)
              ASSET BACKED: MORTGAGE AND HOME EQUITY
                (CONTINUED)

$   526,804   Fannie Mae,
                Series 2004-99, Class
                A0,
                5.50%, 01/25/34 (5)....    $    534,613
                                           ------------
                                              2,524,437
                                           ------------

              FANNIE MAE -- 13.3%
  1,888,796   PL# 256219, 5.50%,
                04/01/36 (4)(5)........       1,868,370
  1,221,065   PL# 256552, 5.50%,
                01/01/37 (5)...........       1,219,936
    102,813   PL# 535675, 7.00%,
                01/01/16 (5)...........         107,060
        941   PL# 549906, 7.50%,
                09/01/30 (5)...........           1,004
      1,800   PL# 552549, 7.50%,
                09/01/30 (5)...........           1,922
        580   PL# 558384, 7.50%,
                01/01/31 (5)...........             619
      2,430   PL# 568677, 7.50%,
                01/01/31 (5)...........           2,595
        273   PL# 572762, 7.50%,
                03/01/31 (5)...........             291
     15,729   PL# 582178, 7.50%,
                06/01/31 (5)...........          16,779
     13,022   PL# 594316, 6.50%,
                07/01/31 (5)...........          13,468
      2,476   PL# 602859, 6.50%,
                10/01/31 (5)...........           2,561
     13,434   PL# 614924, 7.00%,
                12/01/16 (5)...........          13,986
    899,471   PL# 735809, Variable Rate,
                4.47%, 08/01/35 (1)....         900,630
     72,677   PL# 745000, 6.00%,
                10/01/35 (5)...........          73,856
  1,348,419   PL# 745275, 5.00%,
                02/01/36 (5)...........       1,316,636
    298,771   PL# 745959, 5.50%,
                11/01/36 (5)...........         298,495
     51,981   PL# 779545, 6.00%,
                06/01/34 (5)...........          52,865
     44,133   PL# 785183, 6.00%,
                07/01/34 (5)...........          44,884
    201,116   PL# 787311, 6.00%,
                06/01/34 (5)...........         204,537
  2,327,766   PL# 790915, 6.00%,
                09/01/34 (5)...........       2,367,370
  1,431,750   PL# 792113, 6.00%,
                09/01/34 (5)...........       1,456,110
     51,756   PL# 793193, 5.50%,
                07/01/19 (5)...........          52,489
    339,118   PL# 793693, 6.00%,
                08/01/34 (5)...........         344,887
     92,472   PL# 801516, Variable Rate,
                4.71%,
                08/01/34 (1)(5)........          93,092
    403,114   PL# 810896, Variable Rate,
                4.83%,
                01/01/35 (1)(5)........         406,422
  1,055,372   PL# 835136, 6.00%,
                09/01/35 (5)...........       1,072,481
  1,275,294   PL# 844183, 6.00%,
                11/01/35 (5)...........       1,295,969
    240,387   PL# 888022, 5.00%,
                02/01/36 (5)...........         234,721
    714,220   PL# 893681, 6.00%,
                10/01/36 (5)...........         725,540
  1,406,862   PL# 893923, 6.00%,
                10/01/36 (5)...........       1,429,161
  1,745,255   PL# 894005, 6.00%,
                10/01/36 (5)...........       1,772,918
  5,155,647   PL# 911205, 6.50%,
                05/01/37 (5)...........       5,300,480
    997,534   PL# 938338, 6.00%,
                07/01/37 (5)...........       1,013,210
    199,018   PL# 950385, Variable Rate,
                5.88%, 08/01/37 (1)....         203,383
  2,200,000   TBA, 5.50%, 01/01/23 (5)..      2,228,532
    200,000   TBA, 6.00%, 01/01/23 (5)..        204,656
 11,000,000   TBA, 5.00%, 01/01/38 (5)..     10,733,591
  5,500,000   TBA, 5.50%, 01/01/38 (5)..      5,493,983
    100,000   TBA, 6.00%, 01/01/38 (5)..        101,547
                                           ------------
                                             42,671,036
                                           ------------

              FEDERAL AGRICULTURAL MORTGAGE
                CORP. -- 0.3%
    220,000   4.25%, 07/29/08...........        219,859
    600,000   144A, 5.13%,
                04/19/17 (5)...........         616,434
                                           ------------
                                                836,293
                                           ------------

              FREDDIE MAC -- 1.0%
    430,000   5.63%, 11/23/35 (5).......        441,358
  1,289,059   PL# 1G3704, Variable Rate,
                5.66%,
                09/01/37 (1)(5)........       1,304,773
    235,732   PL# 1N1447, Variable Rate,
                5.81%,
                02/01/37 (1)(5)........         239,828
    460,965   PL# 1N1463, Variable Rate,
                5.97%,
                05/01/37 (1)(5)........         468,512
    625,309   PL# 1N1582, Variable Rate,
                5.94%,
                05/01/37 (1)(5)........         634,174
                                           ------------
                                              3,088,645
                                           ------------

              FREDDIE MAC GOLD -- 3.3%
     85,575   PL# A39644, 5.50%,
                11/01/35 (5)...........          85,445
  2,415,836   PL# A66092, 6.00%,
                09/01/37 (5)...........       2,452,291
  4,732,443   PL# G02427, 5.50%,
                12/01/36 (5)...........       4,724,009
     89,708   PL# G03441, 6.00%,
                10/01/37 (5)...........          91,061
    900,000   TBA, 5.00%, 01/01/23 (5)..        900,985
  1,000,000   TBA, 5.00%, 01/01/38 (5)..        975,781
  1,200,000   TBA, 6.00%, 01/01/38 (5)..      1,217,813
                                           ------------
                                             10,447,385
                                           ------------

              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 2.6%
      3,151   PL# 461836, 7.00%,
                01/15/28 (5)...........           3,345
      1,497   PL# 596647, 7.00%,
                09/15/32 (5)...........           1,588
    205,090   PL# 604404, 5.00%,
                06/15/33 (5)...........         202,184
    598,801   PL# 604845, 5.00%,
                12/15/33 (5)...........         590,316
    732,537   PL# 608280, 5.00%,
                09/15/33 (5)...........         722,158
    717,175   PL# 615892, 5.00%,
                08/15/33 (4)(5)........         707,014
    767,636   PL# 616832, 5.00%,
                01/15/35 (4)...........         756,758
    683,937   PL# 620521, 5.00%,
                08/15/33 (4)...........         674,246
    531,162   PL# 637934, 5.00%,
                01/15/35 (4)...........         523,635
    801,685   PL# 639093, 5.00%,
                01/15/35 (4)...........         790,325
    435,213   PL# 639865, 5.00%,
                06/15/35 (4)...........         429,046
     97,553   PL# 781881, 5.00%,
                03/15/35 (5)...........          96,172
  1,300,000   TBA, 5.50%, 01/01/38 (5)..      1,303,859
  1,400,000   TBA, 6.00%, 01/01/38 (5)..      1,433,469
                                           ------------
                                              8,234,115
                                           ------------

              RESOLUTION FUNDING STRIPS -- 0.1%
    250,000   Zero coupon, 07/15/18.....        155,893
    250,000   Zero coupon, 10/15/18.....        153,953
                                           ------------
                                                309,846
                                           ------------

              TENNESSEE VALLEY AUTHORITY -- 0.2%
    630,000   5.98%, 04/01/36...........        718,944
                                           ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES
                (Cost $68,416,086).....      68,830,701
                                           ------------


                       See notes to financial statements.

                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES -- 23.7%
              ADVERTISING -- 0.0%
$    40,000   Lamar Media Corp.,
                7.25%, 01/01/13........    $     40,200
     60,000   Lamar Media Corp.,
                Series B,
                6.63%, 08/15/15........          58,650
     35,000   RH Donnelley
                Corp. -- 144A,
                8.88%, 10/15/17........          32,550
                                           ------------
                                                131,400
                                           ------------

              AEROSPACE AND DEFENSE -- 0.0%
     25,000   DRS Technologies, Inc.,
                6.63%, 02/01/16........          24,813
                                           ------------

              AIRLINES -- 0.1%
    100,000   Delta Air Lines,
                Inc. -- 144A,
                Class A,
                6.82%, 08/10/22 (5)....          99,000
    300,000   Delta Air Lines, Inc.,
                Series 2000-1, Class A-
                2,
                7.57%, 11/18/10 (5)....         303,338
                                           ------------
                                                402,338
                                           ------------

              AUTOMOBILE: RENTAL -- 0.0%
     35,000   Hertz Corp., 8.88%,
                01/01/14...............          35,656
     20,000   Hertz Corp., 10.50%,
                01/01/16...............          20,800
                                           ------------
                                                 56,456
                                           ------------

              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 0.5%
     45,000   Daimler Chrysler NA
                Holding,
                4.05%, 06/04/08........          44,831
    300,000   Daimler Chrysler NA
                Holding,
                5.88%, 03/15/11........         304,630
    580,000   Ford Motor Company,
                7.45%, 07/16/31........         433,550
    970,000   General Motors Corp.,
                8.25%, 07/15/23........         776,000
     80,000   Visteon Corp.,
                8.25%, 08/01/10........          71,200
                                           ------------
                                              1,630,211
                                           ------------

              BANKS AND FINANCIAL SERVICES -- 5.4%
    100,000   AGFC Capital Trust
                I -- 144A,
                Variable Rate,
                6.00%,
                01/15/67 (1)(5)........          90,838
    200,000   Aiful Corp. -- 144A
                (Japan),
                5.00%, 08/10/10 (5)....         196,399
    190,000   American Express Company,
                Variable Rate,
                6.80%,
                09/01/66 (1)(5)........         192,966
     10,000   BAC Capital Trust XIV,
                Variable Rate,
                5.63%, perpetual (1)...           8,882
     40,000   Bank of America Corp.,
                5.38%, 08/15/11........          40,827
    100,000   Countrywide Financial
                Corp.,
                Series MTN,
                Floating Rate,
                5.38%, 01/05/09 (2)....          79,245
    760,000   Countrywide Financial
                Corp.,
                Series MTNA,
                4.50%, 06/15/10........         552,537
    280,000   Countrywide Financial
                Corp.,
                Series MTNB,
                Floating Rate,
                5.20%, 02/27/08 (2)....         266,964
    120,000   Countrywide Financial
                Corp.,
                Series MTNB,
                Floating Rate,
                5.08%, 06/18/08 (2)....         106,162
     90,000   Credit Suisse (Guernsey),
                Variable Rate,
                5.86%,
                perpetual (1)(5).......          80,708
    170,000   European Investment Bank,
                4.63%, 03/21/12 (5)....         175,151
  2,645,000   Ford Motor Credit Company
                LLC,
                5.80%, 01/12/09........       2,511,218
    220,000   Ford Motor Credit Company
                LLC,
                7.38%, 10/28/09........         207,159
    129,000   Ford Motor Credit Company
                LLC,
                Floating Rate,
                10.24%, 06/15/11 (2)...         122,384
  1,130,000   General Motors Acceptance
                Corp.,
                5.85%, 01/14/09........       1,080,919
    160,000   Glitnir Banki HF -- 144A
                (Iceland),
                6.33%, 07/28/11 (4)....         156,540
    380,000   Glitnir Banki HF -- 144A
                (Iceland),
                Variable Rate,
                6.69%,
                06/15/16 (1)(4)........         383,097
     80,000   GMAC LLC, 5.13%,
                05/09/08 (8)...........          79,123
  1,020,000   GMAC LLC,
                6.63%, 05/15/12........         848,704
    270,000   GMAC LLC,
                8.00%, 11/01/31........         227,035
    160,000   GMAC LLC,
                Series MTN, Floating
                Rate,
                6.03%, 09/23/08 (2)....         154,598
     20,000   Goldman Sachs Capital II,
                Variable Rate,
                5.79%, perpetual (1)...          17,823
    560,000   HSBC Finance Corp.,
                4.63%, 01/15/08........         559,913
    200,000   ICICI Bank, Ltd. -- 144A
                (India),
                Variable Rate,
                6.38%, 04/30/22 (1)....         179,275
    162,000   ICICI Bank, Ltd. -- 144A
                (India),
                Variable Rate,
                6.38%,
                04/30/22 (1)(4)........         146,894
    330,000   JPMorgan Chase & Company,
                5.13%, 09/15/14........         323,912
    450,000   JPMorgan Chase & Company,
                5.15%, 10/01/15........         434,703

                       See notes to financial statements.

                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BANKS AND FINANCIAL SERVICES (CONTINUED)

$   600,000   Kaupthing Bank -- 144A
                (Iceland),
                Floating Rate,
                5.94%, 04/12/11 (2)....    $    585,720
    130,000   Kaupthing Bank -- 144A
                (Iceland),
                7.13%, 05/19/16........         119,360
    140,000   Landisbanki Islands
                HF -- 144A (Iceland),
                6.10%, 08/25/11........         138,089
    200,000   Lehman Brothers Capital
                Trust VII,
                Series MTN, Variable
                Rate,
                5.86%, perpetual (1)...         178,417
    180,000   Lehman Brothers Holdings,
                Inc.,
                4.50%, 07/26/10........         178,090
    100,000   Lehman Brothers Holdings,
                Inc.,
                Series MTN,
                5.25%, 02/06/12........          99,039
    300,000   Lehman Brothers Holdings,
                Inc.,
                Series MTN,
                6.75%, 12/28/17........         309,770
    170,000   Mitsubishi UFJ Financial
                Group Capital
                Financial I, Ltd.
                (Cayman Islands),
                Variable Rate,
                6.35%, perpetual (1)...         161,272
     70,000   Morgan Stanley,
                3.63%, 04/01/08........          69,708
    260,000   Morgan Stanley, Series
                MTN,
                5.63%, 01/09/12........         264,720
    100,000   Morgan Stanley, Series
                MTNF,
                Floating Rate,
                5.66%, 10/18/16 (2)....          93,462
     20,000   Rabobank Capital Funding
                Trust II -- 144A,
                Variable Rate,
                5.26%, perpetual (1)...          18,657
     40,000   Rabobank Capital Funding
                Trust III -- 144A,
                Variable Rate,
                5.25%, perpetual (1)...          35,862
     30,000   Residential Capital LLC,
                Floating Rate,
                7.81%, 04/17/09 (2)....          21,450
     80,000   Residential Capital LLC,
                Floating Rate,
                7.62%, 05/22/09 (2)....          57,200
    680,000   Residential Capital LLC,
                7.50%, 02/22/11 (10)...         426,700
    235,000   Resona Preferred Global
                Securities -- 144A
                (Cayman Islands),
                Variable Rate,
                7.19%, perpetual (1)...         233,507
    100,000   Royal Bank of Scotland
                Group PLC,
                Series MTNU (United
                Kingdom), Variable
                Rate,
                7.64%, perpetual (1)...         102,985
    270,000   RSHB Capital Bank -- 144A
                (Luxembourg),
                6.30%, 05/15/17........         256,500
    260,000   Santander
                Issuances -- 144A
                (Spain),
                Variable Rate,
                5.81%, 06/20/16 (1)....         265,544
    300,000   Shinsei Financial,
                Ltd. -- 144A
                (Cayman Islands),
                Variable Rate,
                6.42%, perpetual (1)...         255,094
    520,000   Sigma Finance,
                Inc. -- 144A,
                Series MTN1,
                Variable Rate,
                8.50%, 08/11/16 (1)....         491,442
     60,000   SLM Corp., Series MTN,
                5.05%, 11/14/14........          51,933
    265,000   SLM Corp., Series MTNA,
                5.00%, 10/01/13........         232,555
    500,000   SLM Corp., Series MTNA,
                5.38%, 05/15/14........         445,117
     10,000   SLM Corp., Series MTNA,
                5.00%, 04/15/15........           8,541
     45,000   SLM Corp., Series MTNA,
                5.63%, 08/01/33........          34,885
    215,000   SunTrust Banks, Inc.,
                Series CD,
                4.42%, 06/15/09........         213,518
    220,000   The Bear Stearns
                Companies, Inc.,
                5.55%, 01/22/17 (5)....         197,506
    170,000   The Goldman Sachs Group,
                Inc.,
                4.50%, 06/15/10 (4)....         169,538
     70,000   The Goldman Sachs Group,
                Inc.,
                5.45%, 11/01/12 (4)....          71,437
    310,000   TNK-BP Finance SA, Series
                2 -- 144A
                (Luxembourg),
                7.50%, 07/18/16........         301,088
    100,000   TNK-BP Finance SA, Series
                6 -- 144A,
                (Luxembourg),
                7.88%, 03/13/18........          99,250
    390,000   Turanalem Finance
                BV -- 144A
                (the Netherlands),
                8.25%, 01/22/37........         334,425
    350,000   Turanalem Finance
                BV -- 144A
                (the Netherlands),
                8.25%, 01/22/37........         299,250
    170,000   Wachovia Capital Trust
                III,
                Variable Rate,
                5.80%, perpetual (1)...         152,010
    430,000   Wachovia Corp.,
                5.25%, 08/01/14........         421,003
    130,000   Wells Fargo Capital X,
                5.95%, 12/15/36........         121,728
                                           ------------
                                             16,740,348
                                           ------------

              BROADCAST SERVICES/MEDIA -- 0.7%
     60,000   CCH I, LLC/CCH I Capital
                Corp.,
                11.00%, 10/01/15.......          49,200
     20,000   Clear Channel
                Communications, Inc.,
                4.63%, 01/15/08........          19,989

                       See notes to financial statements.

                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)

$   100,000   Clear Channel
                Communications, Inc.,
                4.25%, 05/15/09........    $     94,966
    170,000   Clear Channel
                Communications, Inc.,
                5.50%, 09/15/14 (8)....         129,750
     60,000   Clear Channel
                Communications, Inc.,
                4.90%, 05/15/15........          43,829
    150,000   Comcast Cable
                Communications,
                8.88%, 05/01/17 (5)....         179,143
    240,000   Comcast Corp.,
                6.50%, 01/15/15 (5)....         250,861
     20,000   Comcast Corp.,
                6.50%, 01/15/17 (5)....          20,889
     20,000   Comcast Corp.,
                5.88%, 02/15/18 (5)....          19,977
    180,000   Cox Communications, Inc.,
                3.88%, 10/01/08........         178,002
     40,000   CSC Holdings, Inc.,
                7.88%, 02/15/18........          37,600
     15,000   CSC Holdings, Inc.,
                7.63%, 07/15/18........          13,856
     10,000   CSC Holdings, Inc.,
                Series B,
                7.63%, 04/01/11........          10,025
     70,000   DIRECTV Holdings
                LLC/DIRECTV
                Financing Company,
                Inc.,
                8.38%, 03/15/13........          73,150
     30,000   Echostar DBS Corp.,
                7.00%, 10/01/13........          30,450
     90,000   Echostar DBS Corp.,
                7.13%, 02/01/16........          92,250
    280,000   Liberty Media Corp.,
                7.88%, 07/15/09........         285,668
     10,000   Liberty Media Corp.,
                5.70%, 05/15/13........           9,314
     10,000   News America,
                Inc. -- 144A,
                6.65%, 11/15/37........          10,349
     35,000   Rogers Cable, Inc.
                (Canada),
                6.75%, 03/15/15........          36,869
     80,000   Time Warner Entertainment,
                8.38%, 07/15/33........          96,650
    350,000   Time Warner, Inc.,
                6.88%, 05/01/12 (5)....         368,898
     75,000   Time Warner, Inc.,
                7.70%, 05/01/32 (5)....          83,571
                                           ------------
                                              2,135,256
                                           ------------

              CHEMICALS -- 0.1%
    120,000   FMC Finance III SA -- 144A
                (Luxembourg),
                6.88%, 07/15/17........         120,600
     30,000   Georgia Gulf Corp.,
                9.50%, 10/15/14 (8)....          24,075
     27,000   Westlake Chemical Corp.,
                6.63%, 01/15/16........          25,650
                                           ------------
                                                170,325
                                           ------------

              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 0.0%
     20,000   Electronic Data Systems,
                7.13%, 10/15/09 (5)....          20,655
     40,000   Sungard Data Systems,
                Inc.,
                9.13%, 08/15/13........          40,900
                                           ------------
                                                 61,555
                                           ------------

              CONSTRUCTION SERVICES AND
                SUPPLIES -- 0.0%
     65,000   K Hovnanian Enterprises,
                Inc.,
                6.25%, 01/15/15........          44,850
                                           ------------

              CONSUMER GOODS AND SERVICES -- 0.1%
    230,000   Altria Group, Inc.,
                7.00%, 11/04/13 (5)....         257,529
    100,000   Reynolds American, Inc.,
                6.75%, 06/15/17........         102,352
                                           ------------
                                                359,881
                                           ------------

              CONTAINERS AND PACKAGING -- 0.0%
     50,000   Graham Packaging Company,
                LP,
                8.50%, 10/15/12........          47,000
     10,000   Graham Packaging Company,
                LP,
                9.88%, 10/15/14 (8)....           9,250
                                           ------------
                                                 56,250
                                           ------------

              ELECTRONICS -- 0.0%
     15,000   NXP BV/NXP Funding LLC
                (the Netherlands),
                7.88%, 10/15/14........          14,325
                                           ------------

              ENVIRONMENTAL WASTE MANAGEMENT AND
                RECYCLING SERVICES -- 0.1%
    160,000   Waste Management, Inc.,
                6.50%, 11/15/08........         162,095
    270,000   Waste Management, Inc.,
                6.38%, 11/15/12........         285,774
                                           ------------
                                                447,869
                                           ------------

              EQUIPMENT RENTAL AND LEASING -- 0.1%
    250,000   International Lease
                Finance Corp.
                E-Capital Trust
                II -- 144A,
                Variable Rate,
                6.25%,
                12/21/65 (1)(4)........         239,293
                                           ------------

              FUNERAL SERVICES -- 0.0%
     10,000   Service Corp.
                International,
                6.75%, 04/01/16........           9,675
     40,000   Service Corp.
                International,
                7.63%, 10/01/18........          40,400
     35,000   Service Corp.
                International,
                7.50%, 04/01/27........          32,375
                                           ------------
                                                 82,450
                                           ------------


                       See notes to financial statements.

                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              INSURANCE -- 0.3%
$    40,000   American International
                Group, Inc.,
                Series MTNG,
                5.85%, 01/16/18 (5)....    $     40,338
     40,000   ASIF Global Financing
                XIX -- 144A,
                4.90%, 01/17/13 (5)....          39,182
    300,000   Merna Reinsurance, Ltd.,
                Series B -- 144A
                (Bermuda),
                Floating Rate,
                6.58%, 07/07/10 (2)....         296,745
    430,000   MetLife, Inc.,
                6.40%, 12/15/36........         395,321
    250,000   The Travelers Companies,
                Inc.,
                Variable Rate,
                6.25%, 03/15/37 (1)....         234,847
                                           ------------
                                              1,006,433
                                           ------------

              LEISURE AND RECREATION -- 0.1%
     25,000   Boyd Gaming Corp.,
                6.75%, 04/15/14........          23,938
     80,000   Boyd Gaming Corp.,
                7.13%, 02/01/16........          76,000
     30,000   Inn of The Mountain Gods,
                12.00%, 11/15/10.......          31,350
     25,000   MGM MIRAGE,
                6.00%, 10/01/09........          25,000
     50,000   MGM MIRAGE,
                8.50%, 09/15/10........          52,125
      5,000   MGM MIRAGE,
                6.63%, 07/15/15........           4,713
     85,000   MGM MIRAGE,
                7.63%, 01/15/17........          84,362
     15,000   Mohegan Tribal Gaming
                Authority,
                6.13%, 02/15/13........          14,738
     90,000   Station Casinos, Inc.,
                7.75%, 08/15/16........          81,674
     10,000   Station Casinos, Inc.,
                6.88%, 03/01/16........           7,350
                                           ------------
                                                401,250
                                           ------------

              MACHINERY -- 0.0%
     20,000   Terex Corp.,
                8.00%, 11/15/17........          20,350
                                           ------------

              MANUFACTURING -- 0.3%
    270,000   Tyco International Group
                SA
                (Luxembourg),
                6.38%, 10/15/11........         279,655
    530,000   Tyco International Group
                SA
                (Luxembourg),
                6.00%, 11/15/13........         545,425
                                           ------------
                                                825,080
                                           ------------

              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.2%
     90,000   Community Health Systems,
                Inc.,
                8.88%, 07/15/15........          92,138
    125,000   DaVita, Inc.,
                6.63%, 03/15/13........         125,000
     10,000   Fresenius Medical Care
                Capital Trust II,
                7.88%, 02/01/08........          10,000
    160,000   HCA, Inc., 6.75%,
                07/15/13...............         143,200
     11,000   HCA, Inc., 5.75%,
                03/15/14...............           9,185
     20,000   HCA, Inc., 9.13%,
                11/15/14...............          20,850
      6,000   HCA, Inc., 6.50%,
                02/15/16...............           5,100
    160,000   HCA, Inc., 9.25%,
                11/15/16...............         168,400
     26,000   HCA, Inc., 9.63%,
                11/15/16 (12)..........          27,560
     60,000   Tenet Healthcare Corp.,
                6.38%, 12/01/11........          54,900
     30,000   Tenet Healthcare Corp.,
                6.50%, 06/01/12........          26,850
     20,000   WellPoint, Inc.,
                5.88%, 06/15/17........          20,172
                                           ------------
                                                703,355
                                           ------------

              METALS AND MINING -- 0.2%
    190,000   Freeport-McMoRan Copper &
                Gold, Inc.,
                8.38%, 04/01/17........         204,250
     15,000   Steel Dymanics,
                Inc. -- 144A,
                7.38%, 11/01/12........          15,150
     65,000   Steel Dynamics,
                Inc. -- 144A,
                6.75%, 04/01/15........          63,050
    391,000   Vale Overseas, Ltd.
                (Cayman Islands),
                6.88%, 11/21/36........         397,495
                                           ------------
                                                679,945
                                           ------------

              OFFICE EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.0%
     40,000   Xerox Corp.,
                6.75%, 02/01/17........          41,764
                                           ------------

              OIL, COAL AND GAS -- 1.8%
    235,000   Anadarko Finance Company,
                Series B,
                7.50%, 05/01/31 (5)....         264,984
     35,000   Anadarko Petroleum Corp.,
                6.45%, 09/15/36 (5)....          35,759
     45,000   Chesapeake Energy Corp.,
                7.75%, 01/15/15........          46,125
      5,000   Chesapeake Energy Corp.,
                6.38%, 06/15/15........           4,863
     20,000   Chesapeake Energy Corp.,
                6.25%, 01/15/18........          19,300
    105,000   Complete Production
                Services, Inc.,
                8.00%, 12/15/16........         102,113
     80,000   Conoco, Inc.,
                6.95%, 04/15/29 (5)....          91,636
    125,000   Dynegy Holdings, Inc.,
                7.75%, 06/01/19........         115,938

                       See notes to financial statements.

                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)

$    86,000   El Paso Corp.,
                Series MTN,
                7.80%, 08/01/31........    $     87,708
     25,000   El Paso Corp.,
                Series MTN,
                7.75%, 01/15/32........          25,502
    330,000   El Paso Natural Gas,
                8.38%, 06/15/32 (5)....         388,211
    500,000   El Paso Performance-
                Link -- 144A,
                7.75%, 07/15/11........         515,614
    440,000   Gaz Capital
                (Gazprom) -- 144A
                (Luxembourg),
                6.21%, 11/22/16 (4)....         423,235
    190,000   Gaz Capital
                (Gazprom) -- 144A
                (Luxembourg),
                6.51%, 03/07/22 (4)....         181,108
     30,000   Hess Corp.,
                7.88%, 10/01/29 (5)....          35,608
    180,000   Hess Corp.,
                7.30%, 08/15/31 (5)....         202,790
    260,000   Intergas Finance
                BV -- 144A
                (the Netherlands),
                6.38%, 05/14/17 (4)....         234,000
    180,000   Kerr-McGee Corp.,
                6.95%, 07/01/24........         192,756
    110,000   Kerr-McGee Corp.,
                7.88%, 09/15/31........         131,545
     50,000   Kinder Morgan Energy
                Partners LP,
                6.30%, 02/01/09........          50,660
    240,000   Kinder Morgan Energy
                Partners LP,
                6.75%, 03/15/11........         251,953
     20,000   Kinder Morgan Energy
                Partners LP,
                6.00%, 02/01/17........          20,034
     20,000   Kinder Morgan Energy
                Partners LP,
                Series MTN,
                6.95%, 01/15/38........          21,058
     50,000   OPTI Canada, Inc. -- 144A
                (Canada),
                7.88%, 12/15/14........          49,125
     75,000   OPTI Canada, Inc. -- 144A
                (Canada),
                8.25%, 12/15/14........          74,625
     40,000   Peabody Energy Corp.,
                Series B,
                6.88%, 03/15/13........          40,400
     17,000   Pemex Project Funding
                Master Trust,
                6.63%, 06/15/35........          18,004
    290,000   Pemex Project Funding
                Master Trust -- 144A,
                6.63%, 06/15/35........         307,120
    290,000   Petrobras International
                Finance Company
                (Cayman Islands),
                6.13%, 10/06/16........         297,250
     30,000   Pride International, Inc.,
                7.38%, 07/15/14........          30,975
     25,000   Semgroup LP -- 144A,
                8.75%, 11/15/15........          23,875
     15,000   Southern Natural Gas,
                8.00%, 03/01/32........          16,786
     95,000   Suburban Propane Partners,
                6.88%, 12/15/13........          92,625
     40,000   Tennessee Gas Pipeline,
                7.63%, 04/01/37........          43,224
    120,000   Williams Companies, Inc.,
                7.88%, 09/01/21........         133,650
    160,000   Williams Companies, Inc.,
                7.75%, 06/15/31........         176,000
     20,000   Williams Companies, Inc.,
                8.75%, 03/15/32........          24,550
    320,000   Williams Companies, Inc.,
                Series A,
                7.50%, 01/15/31........         345,600
    190,000   XTO Energy, Inc.,
                7.50%, 04/15/12........         207,889
                                           ------------
                                              5,324,198
                                           ------------

              PAPER AND FOREST PRODUCTS -- 0.0%
    110,000   Weyerhaeuser Company,
                6.75%, 03/15/12........         115,621
                                           ------------

              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 0.1%
     40,000   AmerisourceBergen Corp.,
                5.88%, 09/15/15 (5)....          39,448
    230,000   Wyeth,
                5.95%, 04/01/37........         231,408
                                           ------------
                                                270,856
                                           ------------

              PRINTING AND PUBLISHING -- 0.1%
    105,000   Idearc, Inc.,
                8.00%, 11/15/16........          96,862
     30,000   Sun Media Corp. (Canada),
                7.63%, 02/15/13........          29,363
     40,000   TL Acquisitions,
                Inc. -- 144A,
                10.50%, 01/15/15.......          38,650
                                           ------------
                                                164,875
                                           ------------

              PRIVATE ASSET BACKED: BANKS AND FINANCIAL
                SERVICES -- 0.9%
    300,000   Morgan Stanley Capital I,
                Series 2005-HQ6,
                Class A4A,
                4.99%, 08/13/42........         292,496
    318,850   Washington Mutual Mortgage
                Pass-Through
                Certificates, Series
                2005-AR1,
                Class A1A, Floating
                Rate,
                5.19%, 01/25/45 (3)....         302,139
    536,199   Washington Mutual Mortgage
                Pass-Through
                Certificates, Series
                2005-AR13,
                Class A1A1, Floating
                Rate,
                5.16%, 10/25/45 (3)....         504,249

                       See notes to financial statements.

                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: BANKS AND FINANCIAL
                SERVICES (CONTINUED)

$   574,499   Washington Mutual Mortgage
                Pass-Through
                Certificates, Series
                2005-AR13,
                Class A1B3, Floating
                Rate,
                5.23%, 10/25/45 (3)....    $    525,426
    667,523   Washington Mutual Mortgage
                Pass-Through
                Certificates, Series
                2005-AR15,
                Class A1A2, Floating
                Rate,
                5.15%, 11/25/45 (3)....         626,750
    515,993   Washington Mutual Mortgage
                Pass-Through
                Certificates, Series
                2007-HY4,
                Class 4A1, Floating
                Rate,
                5.50%, 09/25/36 (3)....         519,555
                                           ------------
                                              2,770,615
                                           ------------

              PRIVATE ASSET BACKED: CREDIT
                CARDS -- 0.2%
    640,000   Washington Mutual Master
                Note Trust -- 144A,
                Series 2006-A3A, Class
                A3,
                Floating Rate,
                5.06%, 09/15/13 (3)....         632,966
                                           ------------

              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 10.2%
    515,699   Accredited Mortgage Loan
                Trust, Series 2005-3,
                Class A1, Floating
                Rate,
                5.11%, 09/25/35 (3)....         487,914
    213,046   Adjustable Rate Mortgage
                Trust,
                Series 2004-2,
                Class 7A2, Floating
                Rate,
                5.28%, 02/25/35 (3)....         212,664
    133,118   Adjustable Rate Mortgage
                Trust,
                Series 2004-5,
                Class 7A2, Floating
                Rate,
                5.24%, 04/25/35 (3)....         124,630
    280,000   Banc of America Commercial
                Mortgage, Inc.,
                Series 2005-5, Class
                A4,
                5.11%, 09/10/15 (5)....         276,387
  3,389,163   Bear Stearns Asset Backed
                Securities, Inc.,
                Series 07-SD1, Class
                1A3A,
                6.50%, 10/25/36 (5)....       3,196,405
  1,533,294   Bear Stearns Mortgage
                Funding Trust,
                Series 2006-AR5,
                Class 1A2, Floating
                Rate,
                5.07%, 12/25/36 (3)....       1,406,059
    341,651   Countrywide Alternative
                Loan Trust,
                Series 2005-36,
                Class 3A1, Floating
                Rate,
                4.93%,
                08/25/35 (3)(5)........         342,494
    815,007   Countrywide Alternative
                Loan Trust,
                Series 2005-56,
                Class 4A1, Floating
                Rate,
                5.18%, 11/25/35 (3)....         775,368
    870,011   Countrywide Alternative
                Loan Trust,
                Series 2005-59,
                Class 1A1, Floating
                Rate,
                5.12%, 11/20/35 (3)....         814,467
     74,624   Countrywide Asset-Backed
                Certificates,
                Series 2005-11,
                Class AF1, Floating
                Rate,
                5.05%, 02/25/36 (3)....          74,614
    269,716   Countrywide Asset-Backed
                Certificates,
                Series 2005-4,
                Class AF3,
                4.46%, 10/25/35........         267,155
    429,979   Countrywide Home Equity
                Loan Trust,
                Series 2005-G, Class
                2A, Floating Rate,
                5.26%, 12/15/35 (3)....         413,631
    835,287   Countrywide Home
                Loans -- 144A,
                Series 2005-R3, Class
                AF,
                Floating Rate,
                5.27%, 09/25/35 (3)....         811,674
     21,819   First Franklin Mortgage
                Loan Asset Backed
                Certificates,
                Series 2004-FF10, Class
                A2,
                Floating Rate,
                5.27%, 12/25/32 (3)....          21,794
    850,000   GE Capital Commercial
                Mortgage Corp.,
                Series 2007-C1, Class
                A4,
                5.54%, 12/10/49 (5)....         861,262
    852,560   GMAC Commercial Mortgage
                Securities, Inc.,
                Series 1999-C2, Class
                A2,
                6.95%, 09/15/33 (5)....         871,614
    899,868   GMAC Mortgage Corp. Loan
                Trust,
                Series 2005-AR1, Class
                3A, Floating Rate,
                4.65%, 03/18/35 (3)....         897,325
  1,441,557   GMAC Mortgage Corp. Loan
                Trust,
                Series 2006-HE1,
                Class A, Floating Rate,
                5.07%, 11/25/36 (3)....       1,265,313
  1,127,469   GSAMP Trust -- 144A,
                Series 2006-SD2, Class
                A1,
                Floating Rate,
                4.98%, 05/25/46 (3)....         949,746
    313,601   Impac CMB Trust,
                Series 2004-6, Class
                1A1,
                Floating Rate,
                5.66%, 10/25/34 (3)....         303,144
    715,768   IndyMac INDA Mortgage Loan
                Trust,
                Series 2007-AR7, Class
                1A1, Floating Rate,
                6.27%,
                09/25/37 (3)(4)........         720,407
    211,965   IndyMac Index Mortgage
                Loan Trust,
                Series 2005-AR15, Class
                A2,
                5.10%, 09/25/35 (4)....         201,508

                       See notes to financial statements.

                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)

$ 1,080,000   JPMorgan Chase Commercial
                Mortgage Securities
                Corp.,
                Series 2005-CB12, Class
                A4,
                4.90%, 09/12/37........    $  1,046,963
    753,802   JPMorgan Mortgage Trust,
                Series 2004-A3, Class
                1A1,
                Floating Rate,
                4.31%, 07/25/34 (3)....         753,445
    870,000   LB-UBS Commercial Mortgage
                Trust,
                Series 2005-C1, Class
                A3,
                4.55%, 02/15/30........         850,702
    527,433   Lehman XS Trust,
                Series 2005-5N, Class
                1A1,
                Floating Rate,
                5.16%, 11/25/35 (3)....         503,155
    396,272   Lehman XS Trust,
                Series 2005-7N, Class
                1A1B,
                Floating Rate,
                5.16%, 12/25/35 (3)....         383,340
    726,215   Lehman XS Trust,
                Series 2006-GP4, Class
                3A1A,
                Floating Rate,
                4.94%, 08/25/46 (3)....         712,738
    850,000   Merrill Lynch Countrywide
                Commercial
                Mortgage Trust,
                Series 2007-6, Class
                A4,
                5.49%, 03/12/51........         857,091
    388,492   Merrill Lynch Mortgage
                Investors Trust,
                Series 2004-A3, Class
                4A3,
                Floating Rate,
                5.03%, 05/25/34 (3)....         379,491
  1,098,000   Merrill Lynch Mortgage
                Investors, Inc.,
                Series 2005-A4, Class
                2A2,
                4.46%, 07/25/35........       1,096,892
  1,300,000   Merrill Lynch Mortgage
                Investors, Inc.,
                Series 2005-A5, Class
                A3,
                4.44%, 06/25/35........       1,282,383
    500,000   Merrill Lynch Mortgage
                Trust,
                Series 2006-C1, Class
                A4,
                Floating Rate,
                5.84%, 05/12/39 (3)....         515,711
    224,951   MLCC Mortgage Investors,
                Inc.,
                Series 2003-F, Class
                A1,
                Floating Rate,
                5.19%, 10/25/28(3).....         222,096
    836,206   Prime Mortgage
                Trust -- 144A,
                Series 2006-DR1, Class
                1A1,
                5.50%, 05/25/35........         826,399
    388,061   Prime Mortgage
                Trust -- 144A,
                Series 2006-DR1, Class
                1A2,
                6.00%, 05/25/35........         388,261
  1,793,403   Prime Mortgage
                Trust -- 144A,
                Series 2006-DR1, Class
                2A1,
                5.50%, 05/25/35........       1,779,953
  1,582,288   Residential Accredit
                Loans, Inc.,
                Series 2005-Q03, Class
                A1,
                Floating Rate,
                5.27%, 10/25/45 (3)....       1,501,192
    892,525   Structured Adjustable Rate
                Mortgage Loan Trust,
                Series 2005-15, Class
                1A1,
                5.06%, 07/25/35........         878,965
    352,330   Structured Asset Mortgage
                Investments, Inc.,
                Series 2003-AR4, Class
                A1,
                Floating Rate,
                5.32%, 01/19/34 (3)....         352,003
  2,078,419   Thornburg Mortgage
                Securities Trust,
                Series 2006-1, Class
                A3,
                Floating Rate,
                5.03%, 01/25/09 (3)....       2,011,259
    682,928   Zuni Mortgage Loan Trust,
                Series 2006-0A1, Class
                A1,
                Floating Rate,
                5.00%, 08/25/36 (3)....         653,287
                                           ------------
                                             32,290,901
                                           ------------

              REAL ESTATE DEVELOPMENT AND
                SERVICES -- 0.0%
    230,000   Realogy Corp. -- 144A,
                12.38%, 04/15/15.......         145,475
                                           ------------

              REAL ESTATE INVESTMENT TRUSTS -- 0.0%
     50,000   Host Marriott LP, Series
                Q,
                6.75%, 06/01/16........          49,500
     50,000   Ventas Realty LP/Ventas
                Capital Corp.,
                6.75%, 06/01/10........          50,625
     40,000   Ventas Realty LP/Ventas
                Capital Corp.,
                6.75%, 04/01/17........          39,800
                                           ------------
                                                139,925
                                           ------------

              RETAIL -- 0.1%
    260,000   CVS Caremark
                Corp. -- 144A,
                6.94%, 01/10/30 (5)....         261,506
     20,000   JC Penney & Company, Inc.,
                7.40%, 04/01/37........          19,914
                                           ------------
                                                281,420
                                           ------------

              RETAIL: SUPERMARKETS -- 0.0%
     93,000   Delhaize America, Inc.,
                9.00%, 04/15/31 (5)....         107,989
                                           ------------

              SCIENTIFIC AND TECHNICAL
                INSTRUMENTS -- 0.0%
     80,000   Cie Generale de
                Geophysique (France),
                7.50%, 05/15/15........          81,400
     40,000   Cie Generale de
                Geophysique (France),
                7.75%, 05/15/17........          40,600
                                           ------------
                                                122,000
                                           ------------


                       See notes to financial statements.

                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              SEMICONDUCTORS -- 0.0%
$    25,000   Freescale Semiconductor,
                Inc.,
                8.88%, 12/15/14........    $     22,438
     40,000   MagnaChip Semiconductor,
                Ltd.,
                Floating Rate,
                8.24%, 12/15/11 (2)....          35,800
                                           ------------
                                                 58,238
                                           ------------

              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.8%
    120,000   America Movil SAB de CV
                (Mexico),
                5.63%, 11/15/17 (5)....         117,851
    190,000   AT&T, Inc.,
                5.10%, 09/15/14........         188,298
     55,000   Cincinnati Bell, Inc.,
                7.00%, 02/15/15........          52,250
     15,000   Citizens Communications
                Company,
                9.25%, 05/15/11........          16,313
     30,000   Citizens Communications
                Company,
                7.13%, 03/15/19........          28,650
     30,000   Citizens Communications
                Company,
                7.88%, 01/15/27........          28,725
    180,000   Deutsche Telecom
                International Finance
                BV (the Netherlands),
                5.75%, 03/23/16 (5)....         180,461
     45,000   Intelsat Bermuda, Ltd.
                (Bermuda),
                9.25%, 06/15/16........          45,450
     25,000   Intelsat Corp.,
                9.00%, 06/15/16........          25,313
    220,000   Koninklijke KPN NV (the
                Netherlands),
                8.38%, 10/01/30........         264,521
     90,000   Level 3 Financing, Inc.,
                9.25%, 11/01/14........          81,900
     10,000   Nextel Communications,
                Inc.,
                Series D,
                7.38%, 08/01/15........           9,854
    130,000   Nextel Communications,
                Inc.,
                Series E,
                6.88%, 10/31/13........         128,172
     60,000   Nextel Communications,
                Inc.,
                Series F,
                5.95%, 03/15/14........          56,470
    260,000   Qwest Communications
                International, Inc.,
                Floating Rate,
                8.37%, 02/15/09 (2)....         261,300
    105,000   Qwest Corp.,
                7.88%, 09/01/11........         109,725
     40,000   Rogers Wireless, Inc.
                (Canada),
                6.38%, 03/01/14........          41,259
    270,000   Sprint Capital Corp.,
                8.38%, 03/15/12........         292,675
     60,000   Sprint Capital Corp.,
                8.75%, 03/15/32........          67,814
    200,000   Telecom Italia Capital
                (Luxembourg),
                5.25%, 10/01/15........         195,155
     50,000   Verizon Global Funding
                Corp.,
                7.38%, 09/01/12........          55,260
    300,000   Verizon New York, Inc.,
                Series A,
                6.88%, 04/01/12........         318,594
     85,000   Windstream Corp.,
                8.63%, 08/01/16........          89,675
                                           ------------
                                              2,655,685
                                           ------------

              TRANSPORTATION -- 0.0%
     20,000   Teekay Shipping Corp.
                (Marshall Islands),
                8.88%, 07/15/11........          21,075
    110,000   Union Pacific Corp.,
                5.38%, 05/01/14........         108,258
                                           ------------
                                                129,333
                                           ------------

              UTILITIES -- 1.3%
    604,000   AES Corp.,
                7.75%, 03/01/14........         611,550
     80,000   AES Corp. -- 144A, 7.75%,
                10/15/15...............          81,600
    410,000   AES Corp. -- 144A, 8.00%,
                10/15/17...............         421,275
     70,000   Dominion Resources, Inc.,
                4.75%, 12/15/10 (5)....          70,183
    220,000   Dominion Resources, Inc.,
                5.70%, 09/17/12 (5)....         226,142
     70,000   Edison Mission Energy,
                7.00%, 05/15/17........          69,125
     90,000   Edison Mission Energy,
                7.20%, 05/15/19........          88,875
     40,000   Edison Mission Energy,
                7.63%, 05/15/27........          37,800
    170,000   Energy Future Holdings
                Corp. -- 144A,
                10.88%, 11/01/17.......         171,700
    950,000   Energy Future Holdings
                Corp. -- 144A,
                11.25%, 11/01/17.......         964,250
      5,000   Exelon Corp., 5.63%,
                06/15/35 (5)...........           4,480
    160,000   FirstEnergy Corp.,
                Series B,
                6.45%, 11/15/11 (5)....         165,359
    225,000   FirstEnergy Corp.,
                Series C,
                7.38%, 11/15/31 (5)....         247,603
     37,566   Midwest Generation LLC,
                Series B,
                8.56%, 01/02/16........          40,102
    100,000   NRG Energy, Inc.,
                7.25%, 02/01/14........          97,750
     10,000   NRG Energy, Inc.,
                7.38%, 02/01/16........           9,775

                       See notes to financial statements.

                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES (CONTINUED)

$    10,000   NRG Energy, Inc.,
                7.38%, 01/15/17........    $      9,775
     90,000   Pacific Gas & Electric
                Company,
                6.05%, 03/01/34........          90,144
     60,000   Pacific Gas & Electric
                Company,
                5.80%, 03/01/37........          58,055
    210,000   TXU Corp., Series P,
                5.55%, 11/15/14........         168,668
    105,000   TXU Corp., Series Q,
                6.50%, 11/15/24........          77,113
    370,000   TXU Corp., Series R,
                6.55%, 11/15/34........         269,622
                                           ------------
                                              3,980,946
                                           ------------
              TOTAL CORPORATE BONDS AND
                NOTES
                (Cost $78,274,560).....      75,466,840
                                           ------------

   SHARES
   ------
              PREFERRED STOCKS -- 0.2%
              BANKS AND FINANCIAL SERVICES
     12,000   Fannie Mae, Variable Rate,
                8.25% (1)..............         309,000
        600   Fannie Mae, Series O,
                Floating Rate, 7.50%
                (2)....................          28,500
     17,000   Freddie Mac, Series Z,
                Variable Rate, 8.38%
                (1)(5).................         444,550
                                           ------------
              TOTAL PREFERRED STOCKS
                (Cost $756,920)........         782,050
                                           ------------

 PRINCIPAL
 ---------
              CONVERTIBLE BONDS -- 0.0%
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS
$    40,000   Ford Motor Company, 4.25%,
                12/15/36
                (Cost $40,000).........          39,950
                                           ------------

              MUNICIPAL BONDS -- 0.4%
              VIRGINIA
  1,281,374   Virginia State Housing
                Development Authority,
                Series C, Revenue Bond,
                6.00%, 06/25/34
                (Cost $1,260,619)......       1,281,502
                                           ------------

              FOREIGN GOVERNMENT OBLIGATIONS -- 0.2%
    450,000   AID-Israel (Israel),
                5.50%, 04/26/24 (4)....         486,433
     14,850   Russian Federation -- 144A
                (Russia),
                7.50%, 03/31/30........          17,037
    229,000   United Mexican States,
                Series MTNA, (Mexico),
                6.75%, 09/27/34........         253,503
                                           ------------

              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS
                (Cost $687,700)........         756,973
                                           ------------

              SECURITIES LENDING COLLATERAL -- 3.7%
 11,679,276   Securities Lending
                Collateral Investment
                (Note 4)
                (Cost $11,679,276).....      11,679,276
                                           ------------
              TOTAL SECURITIES
                (Cost $341,237,658)....     352,104,405
                                           ------------

              REPURCHASE AGREEMENTS -- 0.3%
  1,057,415   With State Street Bank and
                Trust, dated 12/31/07,
                3.08%, due 01/02/08,
                repurchase proceeds at
                maturity $1,057,638
                (Collateralized by
                Fannie Mae Adjustable
                Rate Mortgage,
                4.45%, due 05/01/33,
                with a value of
                $1,078,574)
                (Cost $1,057,415)......       1,057,415
                                           ------------
              Total Investments before
                Call and Put Options
                Written -- 110.8%
                (Cost $342,295,073)....     353,161,820
                                           ------------

CONTRACTS
---------
              CALL OPTIONS WRITTEN -- (0.0)%
        (50)  US Treasury Note (10 Year)
                March Future,
                Expiring February
                2008 @ 111.............    $   (142,187)
         (6)  US Treasury Note (10 Year)
                March Future,
                Expiring February
                2008 @ 112.............         (12,844)
                                           ------------
              TOTAL CALL OPTIONS WRITTEN
                (Premium $40,189).......       (155,031)
                                           ------------

              PUT OPTIONS WRITTEN -- (0.0)%
        (16)  US Treasury Note (10 Year)
                March Future,
                Expiring February
                2008 @ 107.............            (750)
        (27)  US Treasury Note (10 Year)
                March Future,
                Expiring February
                2008 @ 112.............         (20,250)
                                           ------------
              TOTAL PUT OPTIONS WRITTEN
                (Premium $35,254)......         (21,000)
                                           ------------
              Total Investments net of
                Call and Put Options
                Written -- 110.8%
                (Cost $342,219,630)....     352,985,789
              Liabilities less other
                assets -- (10.8)%......     (34,350,606)
                                           ------------
              NET ASSETS -- 100.0%......   $318,635,183
                                           ============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $342,925,150.


                       See notes to financial statements.

                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $ 24,494,810
Gross unrealized depreciation..    (14,258,140)
                                  ------------
Net unrealized appreciation....   $ 10,236,670
                                  ============



--------

     See summary of footnotes and abbreviations to portfolios.






                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS -- 99.1%
               ADVERTISING -- 0.4%
   1,553,900   The Interpublic Group of
                 Companies, Inc.*......    $   12,602,129
                                           --------------
               AEROSPACE AND DEFENSE -- 0.7%
     300,000   Northrop Grumman Corp. ..       23,592,000
                                           --------------
               APPAREL: MANUFACTURING AND RETAIL -- 1.3%
     405,000   Macy's, Inc. ............       10,477,350
   1,050,200   The Gap, Inc. ...........       22,348,256
     110,000   VF Corp. ................        7,552,600
                                           --------------
                                               40,378,206
                                           --------------

               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 1.9%
     154,727   Autoliv, Inc. ...........        8,155,660
     208,000   BorgWarner, Inc. ........       10,069,280
   1,631,645   General Motors Corp.(8)..       40,611,644
                                           --------------
                                               58,836,584
                                           --------------

               BANKS AND FINANCIAL SERVICES -- 13.7%
     481,000   American Express
                 Company...............        25,021,620
   1,426,082   Bank of America Corp. ...       58,840,143
   1,768,970   Citigroup, Inc. .........       52,078,477
   1,537,200   Fannie Mae...............       61,457,256
     399,900   Freddie Mac..............       13,624,593
   2,684,640   JPMorgan Chase &
                 Company...............       117,184,536
     444,000   Merrill Lynch & Company,
                 Inc. .................        23,833,920
     500,000   Morgan Stanley...........       26,555,000
     587,200   National City Corp.(8)...        9,665,312
     215,800   SunTrust Banks, Inc. ....       13,485,342
      84,000   The Goldman Sachs Group,
                 Inc. .................        18,064,200
     115,000   Wachovia Corp. ..........        4,373,450
     268,200   Washington Mutual,
                 Inc.(8)...............         3,650,202
     265,600   Wells Fargo & Company....        8,018,464
                                           --------------
                                              435,852,515
                                           --------------

               BROADCAST SERVICES/MEDIA -- 3.6%
     813,500   CBS Corp. -- Class B(8)..       22,167,875
      12,671   Citadel Broadcasting
                 Corp.(8)..............            26,102
   1,769,900   Comcast Corp. -- Class
                 A*....................        32,318,374
      56,400   Comcast Corp. -- Special
                 Class A*..............         1,021,968
   3,538,300   Time Warner, Inc. .......       58,417,333
                                           --------------
                                              113,951,652
                                           --------------
               CHEMICALS -- 1.0%
     200,000   EI du Pont de Nemours and
                 Company...............         8,818,000
     615,000   The Dow Chemical
                 Company...............        24,243,300
                                           --------------
                                               33,061,300
                                           --------------

               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 4.3%
     628,200   Dell, Inc.*..............       15,397,182
     490,000   Electronic Data Systems
                 Corp. ................        10,157,700
     491,300   Hewlett-Packard Company..       24,800,824
     716,100   International Business
                 Machines Corp. .......        77,410,410
     235,000   Microsoft Corp. .........        8,366,000
                                           --------------
                                              136,132,116
                                           --------------

               CONSTRUCTION SERVICES AND SUPPLIES -- 0.1%
     110,000   KB HOME(8)...............        2,376,000
                                           --------------
               CONSUMER GOODS AND SERVICES -- 5.4%
     525,000   Altria Group, Inc. ......       39,679,500
   1,279,913   Avon Products, Inc. .....       50,594,961
     587,800   Kimberly-Clark Corp. ....       40,758,052
     115,000   The Black & Decker
                 Corp. ................         8,009,750
     150,000   The Clorox Company.......        9,775,500
     288,000   The Procter & Gamble
                 Company...............        21,144,960
                                           --------------
                                              169,962,723
                                           --------------

               CONTAINERS AND PACKAGING -- 0.3%
     208,900   Owens-Illinois,
                 Inc.*(8)..............        10,340,550
                                           --------------
               DIVERSIFIED OPERATIONS AND
                 SERVICES -- 3.4%
   2,880,900   General Electric
                 Company...............       106,794,963
                                           --------------
               ELECTRONICS -- 3.8%
     125,116   Arrow Electronics,
                 Inc.*.................         4,914,556
   3,680,410   Flextronics
                 International, Ltd.
                 (Singapore)*..........        44,385,745
   1,939,177   Sanmina-SCI Corp.*.......        3,529,302
     665,900   Sony Corp. (ADR)
                 (Japan)...............        36,158,370
     841,200   Tyco Electronics, Ltd.
                 (Bermuda).............        31,233,756
                                           --------------
                                              120,221,729
                                           --------------

               ENVIRONMENTAL WASTE MANAGEMENT AND
                 RECYCLING SERVICES -- 0.4%
     392,400   Waste Management, Inc. ..       12,819,708
                                           --------------
               FOOD AND BEVERAGE -- 2.3%
      32,075   Dean Foods Company.......          829,460
      60,000   Kellogg Company..........        3,145,800
   1,630,900   Kraft Foods,
                 Inc. -- Class A.......        53,216,267
      70,000   Molson Coors Brewing
                 Company -- Class B....         3,613,400
     743,305   Sara Lee Corp. ..........       11,937,478
                                           --------------
                                               72,742,405
                                           --------------

               INSURANCE -- 9.4%
     593,000   Aetna, Inc. .............       34,233,890
   1,311,500   American International
                 Group, Inc. ..........        76,460,450
      72,000   Fidelity National
                 Financial,
                 Inc. -- Class A.......         1,051,920
     550,000   Genworth Financial,
                 Inc. -- Class A.......        13,997,500

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)

     109,400   MBIA, Inc.(8)............   $    2,038,122
     450,200   MetLife, Inc. ...........       27,741,324
      61,566   PartnerRe, Ltd.
                 (Bermuda).............         5,081,042
     170,000   RenaissanceRe Holdings,
                 Ltd. (Bermuda)........        10,240,800
     446,000   The Allstate Corp. ......       23,294,580
     145,000   The Hartford Financial
                 Services Group,
                 Inc. .................        12,642,550
   1,439,438   The Travelers Companies,
                 Inc. .................        77,441,764
     238,000   XL Capital, Ltd. -- Class
                 A (Cayman Islands)....        11,973,780
                                           --------------
                                              296,197,722
                                           --------------

               MACHINERY -- 0.4%
     115,000   Caterpillar, Inc. .......        8,344,400
      50,000   Terex Corp.*.............        3,278,500
                                           --------------
                                               11,622,900
                                           --------------

               MANUFACTURING -- 3.9%
     140,000   Eaton Corp. .............       13,573,000
     795,800   Honeywell International,
                 Inc. .................        48,997,406
     250,000   Ingersoll-Rand Company,
                 Ltd. -- Class A
                 (Bermuda).............        11,617,500
     592,950   Smurfit-Stone Container
                 Corp.* (8)............         6,261,552
     147,700   SPX Corp. ...............       15,190,945
     728,800   Tyco International, Ltd.
                 (Bermuda).............        28,896,920
                                           --------------
                                              124,537,323
                                           --------------

               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 2.9%
   1,660,100   Boston Scientific
                 Corp.*................        19,306,963
     633,200   Covidien, Ltd.
                 (Bermuda).............        28,044,428
     135,000   Johnson & Johnson........        9,004,500
     120,000   McKesson Corp. ..........        7,861,200
   5,344,920   Tenet Healthcare
                 Corp.* (8)............        27,152,194
                                           --------------
                                               91,369,285
                                           --------------
               METALS AND MINING -- 0.8%
     330,000   ArcelorMittal
                 (Luxembourg) (8)......        25,525,500
                                           --------------
               OIL, COAL AND GAS -- 13.2%
     275,000   BP PLC (ADR) (United
                 Kingdom)..............        20,121,750
   1,306,300   Chevron Corp. ...........      121,916,979
   1,282,702   ConocoPhillips...........      113,262,587
   1,354,800   Exxon Mobil Corp. .......      126,931,212
     220,000   Marathon Oil Corp. ......       13,389,200
      78,000   Occidental Petroleum
                 Corp. ................         6,005,220
     234,600   Total SA (ADR) (France)..       19,377,960
                                           --------------
                                              421,004,908
                                           --------------

               PAPER AND FOREST PRODUCTS -- 1.7%
   1,112,500   Louisiana-Pacific
                 Corp.(8)..............        15,219,000
   1,191,500   MeadWestvaco Corp. ......       37,293,950
                                           --------------
                                               52,512,950
                                           --------------

               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 6.8%
     385,800   AmerisourceBergen
                 Corp. ................        17,310,846
     495,700   Amgen, Inc.*.............       23,020,308
     208,800   Merck & Company, Inc. ...       12,133,368
   2,291,600   Millennium
                 Pharmaceuticals,
                 Inc.* (8).............        34,328,168
   4,428,600   Pfizer, Inc. ............      100,662,078
   1,018,300   Watson Pharmaceuticals,
                 Inc.*.................        27,636,662
                                           --------------
                                              215,091,430
                                           --------------

               RETAIL -- 0.2%
     265,427   Circuit City Stores,
                 Inc. (8)..............         1,114,793
     325,000   Office Depot, Inc.*......        4,520,750
                                           --------------
                                                5,635,543
                                           --------------

               RETAIL: RESTAURANTS -- 0.4%
     190,000   McDonald's Corp. ........       11,192,900
                                           --------------
               RETAIL: SUPERMARKETS -- 1.9%
     469,925   Safeway, Inc. ...........       16,076,134
     200,000   SUPERVALU, Inc. .........        7,504,000
     779,350   The Kroger Company.......       20,816,439
     419,945   Whole Foods Market,
                 Inc. (8)..............        17,133,756
                                           --------------
                                               61,530,329
                                           --------------

               SEMICONDUCTORS -- 0.7%
   3,957,900   LSI Corp.* (8)...........       21,016,449
                                           --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 8.7%
   2,816,955   AT&T, Inc. ..............      117,072,650
   1,662,000   Motorola, Inc. ..........       26,658,480
     265,000   Nokia Oyj (ADR)
                 (Finland).............        10,173,350
   6,809,600   Qwest Communications
                 International,
                 Inc.* (8).............        47,735,296
   1,178,800   Sprint Nextel Corp. .....       15,477,644
     887,652   Verizon Communications,
                 Inc. .................        38,781,516
     492,500   Vodafone Group PLC (ADR)
                 (United Kingdom)......        18,380,100
                                           --------------
                                              274,279,036
                                           --------------

               TOYS -- 0.7%
   1,180,600   Mattel, Inc. ............       22,478,624
                                           --------------
               TRANSPORTATION -- 1.0%
     728,300   CSX Corp. ...............       32,030,634
                                           --------------
               UTILITIES -- 3.8%
     201,395   Ameren Corp. ............       10,917,623
   1,159,580   American Electric Power
                 Company, Inc. ........        53,990,045
     224,800   Constellation Energy
                 Group.................        23,048,744

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               UTILITIES (CONTINUED)

     200,000   Entergy Corp. ...........   $   23,904,000
     165,800   Wisconsin Energy Corp. ..        8,076,118
                                           --------------
                                              119,936,530
                                           --------------
               TOTAL COMMON STOCKS
                 (Cost
                 $2,792,533,825).......     3,135,626,643
                                           --------------

  PRINCIPAL
  ---------
               SECURITIES LENDING COLLATERAL -- 6.5%
$206,427,670   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $206,427,670)...       206,427,670
                                           --------------
               TOTAL SECURITIES (Cost
                 $2,998,961,495).......     3,342,054,313
                                           --------------
               REPURCHASE AGREEMENTS -- 2.1%
  66,991,506   With State Street Bank &
                 Trust, dated 12/31/07,
                 3.80%, due 01/02/08,
                 repurchase proceeds at
                 maturity $67,005,649
                 (Collateralized by
                 various Fannie Mae
                 Adjustable Rate
                 Mortgages, 4.05%-
                 4.42%, due 05/01/33-
                 06/01/33, with a total
                 value of $52,419,109,
                 and various Freddie
                 Mac Adjustable Rate
                 Mortgages, 4.75%-
                 4.77%, due 05/01/35,
                 with a total value of
                 $15,915,854) (Cost
                 $66,991,506)..........        66,991,506
                                           --------------
               Total
                 Investments -- 107.7%
                 (Cost
                 $3,065,953,001).......     3,409,045,819
               Liabilities less other
                 assets -- (7.7)%......      (244,021,044)
                                           --------------
               NET ASSETS -- 100.0%.....   $3,165,024,775
                                           ==============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $3,080,098,612.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $ 578,656,282
Gross unrealized depreciation..    (249,709,075)
                                  -------------
Net unrealized appreciation....   $ 328,947,207
                                  =============



--------

     See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                                 VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



  SHARES                                       VALUE
  ------                                   ------------
             COMMON STOCKS -- 95.5%
             ADVERTISING--3.1%
    49,600   RH Donnelley Corp.* (8)....   $  1,809,408
   323,600   The Interpublic Group of
               Companies, Inc.*........       2,624,396
                                           ------------
                                              4,433,804
                                           ------------
             AEROSPACE AND DEFENSE -- 2.6%
    22,100   Empresa Brasileira de
               Aeronautica SA (ADR)
               (Brazil)................       1,007,539
    34,500   Northrop Grumman Corp. ....      2,713,080
                                           ------------
                                              3,720,619
                                           ------------

             APPAREL: MANUFACTURING AND RETAIL -- 2.0%
    37,600   Limited Brands, Inc. (8)...        711,768
    97,100   The Gap, Inc. .............      2,066,288
                                           ------------
                                              2,778,056
                                           ------------

             BANKS AND FINANCIAL SERVICES -- 19.2%
    74,155   Bank of America Corp. .....      3,059,635
    11,200   Capital One Financial
               Corp. ..................         529,312
    97,700   Citigroup, Inc. ...........      2,876,288
    34,000   Comerica, Inc. ............      1,480,020
   147,700   Freddie Mac................      5,032,138
    92,300   JPMorgan Chase & Company...      4,028,895
    27,800   KeyCorp....................        651,910
    83,600   National City Corp. .......      1,376,056
    13,700   UnionBanCal Corp. .........        670,067
    84,500   Wachovia Corp. ............      3,213,535
   301,300   Washington Mutual,
               Inc. (8)................       4,100,693
                                           ------------
                                             27,018,549
                                           ------------

             CHEMICALS -- 0.2%
     5,700   Eastman Chemical Company...        348,213
                                           ------------
             COMPUTER EQUIPMENT, SOFTWARE AND
               SERVICES -- 14.3%
   275,066   CA, Inc. ..................      6,862,897
   310,700   Electronic Data Systems
               Corp. ..................       6,440,811
   129,300   Microsoft Corp. ...........      4,603,080
   104,400   Oracle Corp.*..............      2,357,352
                                           ------------
                                             20,264,140
                                           ------------

             CONSTRUCTION SERVICES AND SUPPLIES -- 4.9%
   140,000   Centex Corp. ..............      3,536,400
    82,800   Lennar Corp. -- Class
               A (8)...................       1,481,292
   183,900   Pulte Homes, Inc. .........      1,938,306
                                           ------------
                                              6,955,998
                                           ------------

             CONSUMER GOODS AND SERVICES -- 1.6%
    30,600   Altria Group, Inc. ........      2,312,748
                                           ------------
             ELECTRONICS -- 2.8%
   105,750   Tyco Electronics, Ltd.
               (Bermuda)...............       3,926,498
                                           ------------
             INSURANCE -- 12.2%
    87,200   Conseco, Inc.*.............      1,095,232
   151,100   Genworth Financial,
               Inc. -- Class A.........       3,845,495
    56,400   MetLife, Inc. .............      3,475,368
     8,600   The Hartford Financial
               Services Group, Inc. ...         749,834
    79,700   The Travelers Companies,
               Inc. ...................       4,287,860
    84,100   UnumProvident Corp. .......      2,000,739
    35,700   XL Capital, Ltd. -- Class A
               (Cayman Islands)........       1,796,067
                                           ------------
                                             17,250,595
                                           ------------
             MANUFACTURING -- 2.4%
    86,950   Tyco International, Ltd.
               (Bermuda)...............       3,447,568
                                           ------------
             MEDICAL EQUIPMENT, SUPPLIES, AND
               SERVICES -- 2.6%
    57,350   Covidien, Ltd. (Bermuda)...      2,540,032
    17,800   Johnson & Johnson..........      1,187,260
                                           ------------
                                              3,727,292
                                           ------------
             OIL, COAL AND GAS -- 3.3%
    39,100   Royal Dutch Shell
               PLC -- Class B (ADR)
               (United Kingdom)........       3,245,300
    20,000   Sunoco, Inc. ..............      1,448,800
                                           ------------
                                              4,694,100
                                           ------------

             PHARMACEUTICALS/RESEARCH AND
               DEVELOPMENT -- 7.2%
    45,700   AstraZeneca PLC (ADR)
               (United Kingdom)........       1,956,874
    42,900   Bristol-Myers Squibb
               Company.................       1,137,708
    67,400   Eli Lilly and Company......      3,598,486
   153,400   Pfizer, Inc. ..............      3,486,782
                                           ------------
                                             10,179,850
                                           ------------
             PRINTING AND PUBLISHING -- 0.6%
    46,100   Idearc, Inc. ..............        809,516
                                           ------------
             REAL ESTATE DEVELOPMENT AND
               SERVICES -- 1.4%
    56,200   The St. Joe Company (8)....      1,995,662
                                           ------------
             RETAIL -- 6.4%
   147,552   The Home Depot, Inc. ......      3,975,051
   108,300   Wal-Mart Stores, Inc. .....      5,147,499
                                           ------------
                                              9,122,550
                                           ------------

             RETAIL: SUPERMARKETS -- 1.2%
    49,300   Safeway, Inc. .............      1,686,553
                                           ------------
             TRANSPORTATION -- 0.5%
     7,300   FedEx Corp. ...............        650,941
                                           ------------
             UTILITIES -- 7.0%
    29,000   Entergy Corp. .............      3,466,080
    61,800   Exelon Corp. ..............      5,045,352
    20,600   FPL Group, Inc. ...........      1,394,002
                                           ------------
                                              9,905,434
                                           ------------
             TOTAL COMMON STOCKS
               (Cost $161,075,987).....     135,228,686
                                           ------------


                       See notes to financial statements.

                                 VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

 PRINCIPAL                                     VALUE
 ---------                                 ------------
             SECURITIES LENDING COLLATERAL -- 6.0%
$8,440,760   Securities Lending
               Collateral Investment
               (Note 4)
               (Cost $8,440,760).......    $  8,440,760
                                           ------------
             TOTAL SECURITIES
               (Cost $169,516,747).....     143,669,446
                                           ------------
             REPURCHASE AGREEMENTS -- 4.7%
 6,665,697   With State Street Bank and
               Trust, dated 12/31/07,
               3.80%, due 01/02/08,
               repurchase
               proceeds at maturity
               $6,667,105
               (Collateralized by
               various Fannie Mae
               Adjustable Rate
               Mortgages, 4.40%-4.57%,
               due 11/01/33-02/01/34,
               with a total value of
               $6,799,760)
               (Cost $6,665,697).......       6,665,697
                                           ------------
             Total Investments -- 106.2%
               (Cost $176,182,444).....     150,335,143
             Liabilities less other
               assets -- (6.2)%........      (8,769,217)
                                           ------------
             NET ASSETS -- 100.0%.......   $141,565,926
                                           ============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $176,429,007.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $  5,877,256
Gross unrealized depreciation..    (31,971,120)
                                  ------------
Net unrealized depreciation....   $(26,093,864)
                                  ============



--------

     See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                            GROWTH & INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS -- 99.2%
              AEROSPACE AND DEFENSE -- 3.0%
     24,900   L-3 Communications
                Holdings, Inc. ........    $  2,637,906
     78,120   Lockheed Martin Corp. ....      8,222,911
     86,400   Northrop Grumman Corp. ...      6,794,496
     20,200   Raytheon Company..........      1,226,140
     89,096   The Boeing Company........      7,792,336
                                           ------------
                                             26,673,789
                                           ------------

              AGRICULTURE -- 1.0%
     54,300   Archer-Daniels-Midland
                Company................       2,521,149
     23,500   CF Industries Holdings,
                Inc. ..................       2,586,410
     31,100   Monsanto Company..........      3,473,559
                                           ------------
                                              8,581,118
                                           ------------

              AIRLINES -- 0.1%
     37,900   Continental Airlines,
                Inc. -- Class B*.......         843,275
                                           ------------
              APPAREL: MANUFACTURING AND RETAIL -- 0.3%
     16,400   Abercrombie & Fitch
                Company -- Class A.....       1,311,508
     40,800   Guess?, Inc. .............      1,545,912
                                           ------------
                                              2,857,420
                                           ------------

              AUTOMOBILE: RENTAL -- 0.0%
     32,800   Avis Budget Group, Inc.*..        426,400
                                           ------------

              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 0.7%
    108,700   AutoNation, Inc.* (8).....      1,702,242
     17,473   AutoZone, Inc.*...........      2,095,187
     99,100   Ford Motor Company* (8)...        666,943
     14,200   Magna International,
                Inc. -- Class A
                (Canada)...............       1,142,106
     41,300   TRW Automotive Holdings
                Corp.*.................         863,170
                                           ------------
                                              6,469,648
                                           ------------
              BANKS AND FINANCIAL SERVICES -- 11.1%
     59,708   American Express Company..      3,106,010
     43,000   Ameriprise Financial,
                Inc. ..................       2,369,730
    242,600   Bank of America Corp. ....     10,009,676
     70,000   Bank of New York Mellon
                Corp. .................       3,413,200
     13,700   BB&T Corp. (8)............        420,179
      5,000   Capital One Financial
                Corp. .................         236,300
    154,700   Citigroup, Inc. ..........      4,554,368
      6,975   CME Group, Inc. ..........      4,784,850
     52,100   Comerica, Inc. ...........      2,267,913
     12,400   Credicorp, Ltd.
                (Bermuda)..............         946,120
     46,700   Federated Investors,
                Inc. -- Class B........       1,922,172
     68,100   Fifth Third Bancorp.......      1,711,353
     10,800   Franklin Resources,
                Inc. ..................       1,235,844
     22,600   Hudson City Bancorp,
                Inc. ..................         339,452
    104,700   Janus Capital Group,
                Inc. ..................       3,439,395
    334,000   JPMorgan Chase & Company..     14,579,100
     37,100   KeyCorp...................        869,995
     16,500   MasterCard, Inc. -- Class
                A (8)..................       3,550,800
    135,100   Morgan Stanley............      7,175,161
     57,300   National City Corp. ......        943,158
     47,100   Regions Financial Corp. ..      1,113,915
      7,500   SLM Corp. ................        151,050
     32,400   State Street Corp. (8)....      2,630,880
     61,000   SunTrust Banks, Inc. .....      3,811,890
     38,900   The Goldman Sachs Group,
                Inc. ..................       8,365,445
     27,800   UnionBanCal Corp. ........      1,359,698
     76,900   US Bancorp................      2,440,806
     88,500   Wachovia Corp. ...........      3,365,655
    149,900   Washington Mutual,
                Inc. (8)...............       2,040,139
    274,600   Wells Fargo &
                Company (8)............       8,290,174
                                           ------------
                                            101,444,428
                                           ------------
              BROADCAST SERVICES/MEDIA -- 3.4%
    167,782   CBS Corp. -- Class B......      4,572,060
      1,400   Liberty Media
                Corp. -- Capital -- S-
                eries A*...............         163,086
    104,000   Shaw Communications,
                Inc. -- Class B
                (Canada) (8)...........       2,462,720
    243,400   The DIRECTV Group, Inc.*..      5,627,408
    224,700   The Walt Disney Company...      7,253,316
    636,300   Time Warner, Inc. ........     10,505,313
                                           ------------
                                             30,583,903
                                           ------------
              BUSINESS SERVICES AND SUPPLIES -- 0.7%
    121,806   Accenture, Ltd. -- Class A
                (Bermuda)..............       4,388,670
      3,000   Dun & Bradstreet Corp. ...        265,890
     48,000   Hewitt Associates,
                Inc. -- Class A*.......       1,837,920
                                           ------------
                                              6,492,480
                                           ------------

              CHEMICALS -- 1.1%
     18,700   Ashland, Inc. ............        886,941
     81,946   Celanese Corp. -- Series
                A......................       3,467,955
     55,300   Methanex Corp.
                (Canada) (8)...........       1,526,280
      7,300   Terra Industries, Inc.*...        348,648
     50,500   The Dow Chemical
                Company (8)............       1,990,710
     33,963   The Lubrizol Corp. .......      1,839,436
                                           ------------
                                             10,059,970
                                           ------------
              COLLECTIBLES -- 0.2%
     46,600   Sotheby's (8).............      1,775,460
                                           ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 9.5%
     61,900   Apple, Inc.*..............     12,261,152
      1,800   Autodesk, Inc.*...........         89,568
     46,200   BMC Software, Inc.*.......      1,646,568
     60,500   CA, Inc. .................      1,509,475
     71,400   Computer Sciences Corp.*..      3,532,158
    216,200   Compuware Corp.*..........      1,919,856

                       See notes to financial statements.

                            GROWTH & INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                (CONTINUED)

    108,900   Dell, Inc.*...............   $  2,669,139
    161,300   EMC Corp.*................      2,988,889
    215,100   Hewlett-Packard Company...     10,858,248
     93,000   International Business
                Machines Corp. ........      10,053,300
        600   Lexmark International,
                Inc. -- Class A*.......          20,916
    750,800   Microsoft Corp. ..........     26,728,480
    139,109   Nuance Communications,
                Inc.* (8)..............       2,598,556
    233,800   Oracle Corp.*.............      5,279,204
     58,100   Seagate Technology (Cayman
                Islands)...............       1,481,550
     95,200   Western Digital Corp.*....      2,875,992
                                           ------------
                                             86,513,051
                                           ------------
              CONSTRUCTION SERVICES AND
                SUPPLIES -- 0.3%
    119,700   Masco Corp. (8)...........      2,586,717
                                           ------------
              CONSUMER GOODS AND SERVICES -- 4.0%
    129,343   Altria Group, Inc. .......      9,775,744
     41,900   American Greetings
                Corp. -- Class A.......         850,570
     29,876   Energizer Holdings,
                Inc.*..................       3,349,996
     20,500   Herbalife, Ltd. (Cayman
                Islands)...............         825,740
     36,961   Jarden Corp.* (8).........        872,649
     16,339   Loews Corp.- Carolina
                Group..................       1,393,717
     26,800   NBTY, Inc.*...............        734,320
      3,500   The Black & Decker
                Corp. .................         243,775
     18,500   The Clorox Company........      1,205,645
     42,100   The Estee Lauder
                Companies,
                Inc. -- Class A........       1,835,981
    133,687   The Procter & Gamble
                Company................       9,815,299
     38,100   United Parcel Service,
                Inc. -- Class B........       2,694,432
     43,100   UST, Inc. (8).............      2,361,880
        100   Whirlpool Corp. (8).......          8,163
                                           ------------
                                             35,967,911
                                           ------------

              CONTAINERS AND PACKAGING -- 0.1%
     26,500   Ball Corp. ...............      1,192,500
                                           ------------
              DISTRIBUTION -- 0.1%
      5,500   Universal Corp. ..........        281,710
      2,100   WW Grainger, Inc. ........        183,792
                                           ------------
                                                465,502
                                           ------------
              DIVERSIFIED OPERATIONS AND
                SERVICES -- 1.1%
    258,000   General Electric Company..      9,564,060
                                           ------------
              EDUCATION -- 0.6%
     35,300   Apollo Group,
                Inc. -- Class A*.......       2,476,295
     29,225   ITT Educational Services,
                Inc.*..................       2,492,016
                                           ------------
                                              4,968,311
                                           ------------

              ELECTRONICS -- 1.3%
     74,700   Avnet, Inc.*..............      2,612,259
     54,100   Emerson Electric Company..      3,065,306
      2,100   Garmin, Ltd. (Cayman
                Islands)...............         203,700
     53,391   Synopsys, Inc.*...........      1,384,429
    116,100   Tyco Electronics, Ltd.
                (Bermuda)..............       4,310,793
                                           ------------
                                             11,576,487
                                           ------------

              ENGINEERING -- 0.1%
      1,200   Fluor Corp. ..............        174,864
      3,800   Foster Wheeler, Ltd.
                (Bermuda)*.............         589,076
      3,300   KBR, Inc.*................        128,040
                                           ------------
                                                891,980
                                           ------------

              ENVIRONMENTAL WASTE MANAGEMENT AND
                RECYCLING SERVICES -- 0.2%
    175,199   Allied Waste Industries,
                Inc.*..................       1,930,693
                                           ------------
              FOOD AND BEVERAGE -- 3.5%
     54,400   Coca-Cola Enterprises,
                Inc. ..................       1,416,032
     60,600   ConAgra Foods, Inc. ......      1,441,674
     46,400   General Mills, Inc. ......      2,644,800
      3,100   Hansen Natural
                Corp.* (8).............         137,299
     73,212   Kraft Foods, Inc. -- Class
                A......................       2,388,908
     36,000   Molson Coors Brewing
                Company -- Class B.....       1,858,320
     75,500   PepsiCo, Inc. (8).........      5,730,450
     80,000   Sysco Corp. ..............      2,496,800
     99,900   The Coca-Cola Company.....      6,130,863
    133,800   The Pepsi Bottling Group,
                Inc. ..................       5,279,748
    125,900   Tyson Foods, Inc. -- Class
                A......................       1,930,047
                                           ------------
                                             31,454,941
                                           ------------

              INSURANCE -- 5.8%
     71,400   Aetna, Inc. ..............      4,121,922
     17,300   AFLAC, Inc. ..............      1,083,499
     31,500   American International
                Group, Inc. ...........       1,836,450
     39,800   Assurant, Inc. ...........      2,662,620
     56,200   Axis Capital Holdings,
                Ltd. (Bermuda).........       2,190,114
     98,600   CIGNA Corp. ..............      5,297,778
     58,000   Endurance Specialty
                Holdings, Ltd.
                (Bermuda)..............       2,420,340
     25,200   Everest Re Group, Ltd.
                (Bermuda)..............       2,530,080
      2,700   Fairfax Financial
                Holdings, Ltd.
                (Canada) (8)...........         772,551
     25,253   Genworth Financial,
                Inc. -- Class A........         642,689
      8,300   Loews Corp. ..............        417,822
     27,500   MetLife, Inc. ............      1,694,550
     14,700   Nationwide Financial
                Services, Inc. -- Class
                A......................         661,647
     14,500   PartnerRe, Ltd.
                (Bermuda) (8)..........       1,196,685

                       See notes to financial statements.

                            GROWTH & INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)

     18,100   Principal Financial Group,
                Inc. (8)...............    $  1,246,004
     28,829   Prudential Financial,
                Inc. ..................       2,682,250
     50,000   SAFECO Corp. .............      2,784,000
     76,000   The Allstate Corp. .......      3,969,480
     99,100   The Chubb Corp. ..........      5,408,878
     91,300   The Travelers Companies,
                Inc. ..................       4,911,940
     49,700   WR Berkley Corp. .........      1,481,557
     42,290   XL Capital, Ltd. -- Class
                A (Cayman Islands).....       2,127,610
                                           ------------
                                             52,140,466
                                           ------------

              INTERNET SERVICES -- 4.3%
     29,500   Amazon.com, Inc.*.........      2,732,880
     53,400   Check Point Software
                Technologies, Ltd.
                (Israel)*..............       1,172,664
    429,100   Cisco Systems, Inc.*......     11,615,737
    144,000   eBay, Inc.*...............      4,779,360
     94,000   Expedia, Inc.*............      2,972,280
     11,960   Google, Inc. -- Class A*
                (5)....................       8,270,101
     83,800   Juniper Networks, Inc.*...      2,782,160
    222,400   Symantec Corp.*...........      3,589,536
      7,900   VeriSign, Inc.*...........        297,119
     19,700   Yahoo!, Inc.*.............        458,222
                                           ------------
                                             38,670,059
                                           ------------

              LEISURE AND RECREATION -- 0.4%
      3,800   Carnival Corp. (Panama)...        169,062
     73,200   Royal Caribbean Cruises,
                Ltd. (Liberia)(8)......       3,106,608
                                           ------------
                                              3,275,670
                                           ------------

              MACHINERY -- 2.0%
     47,295   AGCO Corp.* (8)...........      3,215,114
     46,600   Caterpillar, Inc. ........      3,381,296
     39,989   Cummins, Inc. ............      5,093,399
     44,100   Deere & Company...........      4,106,592
     49,996   Gardner Denver, Inc.*.....      1,649,868
     13,900   Rockwell Automation,
                Inc. ..................         958,544
                                           ------------
                                             18,404,813
                                           ------------

              MANUFACTURING -- 2.2%
     41,300   3M Company................      3,482,416
     17,500   Eaton Corp. ..............      1,696,625
     12,200   Harsco Corp. .............        781,654
     49,800   Honeywell International,
                Inc. ..................       3,066,186
     23,000   Ingersoll-Rand Company,
                Ltd. -- Class A
                (Bermuda)..............       1,068,810
     73,800   Parker Hannifin Corp. ....      5,557,878
     20,100   Precision Castparts
                Corp. .................       2,787,870
     11,300   SPX Corp. ................      1,162,205
     14,400   The Timken Company........        473,040
                                           ------------
                                             20,076,684
                                           ------------

              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 4.0%
     58,000   Baxter International,
                Inc. ..................       3,366,900
     15,000   Becton, Dickinson and
                Company................       1,253,700
     51,800   Humana, Inc.*.............      3,901,058
     23,060   Invitrogen Corp.*.........      2,154,035
    125,600   Johnson & Johnson.........      8,377,520
     68,206   Kinetic Concepts,
                Inc.* (8)..............       3,653,113
     41,900   McKesson Corp. ...........      2,744,869
     98,200   Medtronic, Inc. ..........      4,936,514
     68,700   UnitedHealth Group,
                Inc. ..................       3,998,340
     17,800   WellPoint, Inc.*..........      1,561,594
                                           ------------
                                             35,947,643
                                           ------------

              METALS AND MINING -- 1.7%
     57,500   Freeport-McMoRan Copper &
                Gold, Inc. ............       5,890,300
      5,200   Newmont Mining Corp. .....        253,916
     55,600   Nucor Corp. ..............      3,292,632
     59,600   Southern Copper
                Corp. (8)..............       6,265,748
                                           ------------
                                             15,702,596
                                           ------------
              OIL, COAL AND GAS -- 12.0%
     45,100   Anadarko Petroleum
                Corp. .................       2,962,619
     11,700   Apache Corp. .............      1,258,218
     76,200   Chesapeake Energy Corp. ..      2,987,040
    171,100   Chevron Corp. ............     15,968,763
    134,586   ConocoPhillips............     11,883,944
     28,600   Devon Energy Corp. .......      2,542,826
      2,100   Dresser-Rand Group,
                Inc.*..................          82,005
     32,769   ENSCO International,
                Inc. ..................       1,953,688
    362,500   Exxon Mobil Corp. ........     33,962,624
     30,100   Frontier Oil Corp. .......      1,221,458
     45,700   Global Industries, Ltd.*..        978,894
     84,000   Halliburton Company.......      3,184,440
     73,600   Marathon Oil Corp. .......      4,479,296
     54,900   National-Oilwell Varco,
                Inc.*..................       4,032,954
     47,000   Noble Corp. (Cayman
                Islands)...............       2,655,970
     34,300   Noble Energy, Inc. .......      2,727,536
     20,200   Petro-Canada (Canada).....      1,083,124
      6,400   Pioneer Natural Resources
                Company................         312,576
     50,000   Schlumberger, Ltd.
                (Netherlands
                Antilles)..............       4,918,500
     40,600   Sunoco, Inc. .............      2,941,064
     51,989   Superior Energy Services,
                Inc.*..................       1,789,461
     30,578   Tesoro Corp. .............      1,458,571
        209   Transocean, Inc.
                (Cayman Islands) (8)...          29,918
     59,100   Valero Energy Corp. ......      4,138,773
                                           ------------
                                            109,554,262
                                           ------------

              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 7.1%
    121,500   AmerisourceBergen Corp. ..      5,451,705

                       See notes to financial statements.

                            GROWTH & INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS/RESEARCH AND DEVELOPMENT
                (CONTINUED)

     74,300   Amgen, Inc.*..............   $  3,450,492
     33,000   Biogen Idec, Inc.*........      1,878,360
    155,278   Bristol-Myers Squibb
                Company................       4,117,973
     38,300   Cardinal Health, Inc. ....      2,211,825
     44,400   Charles River Laboratories
                International, Inc.*...       2,921,520
     56,200   Eli Lilly and Company.....      3,000,518
     29,300   Express Scripts, Inc.*....      2,138,900
    111,488   Gilead Sciences, Inc.*....      5,129,563
     30,400   Medco Health Solutions,
                Inc.*..................       3,082,560
    199,400   Merck & Company, Inc. ....     11,587,134
    720,400   Pfizer, Inc. .............     16,374,691
    100,000   Schering-Plough Corp. ....      2,664,000
      8,000   Wyeth.....................        353,520
                                           ------------
                                             64,362,761
                                           ------------

              REAL ESTATE DEVELOPMENT AND
                SERVICES -- 0.4%
     47,300   Jones Lang LaSalle,
                Inc. ..................       3,365,868
                                           ------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.0%
      5,400   AvalonBay Communities,
                Inc. (8)...............         508,356
      1,600   Boston Properties, Inc. ..        146,896
     12,400   Douglas Emmett, Inc. .....        280,364
     12,900   Equity Residential........        470,463
      3,100   General Growth Properties,
                Inc. (8)...............         127,658
     52,100   ProLogis (8)..............      3,302,098
      2,500   Rayonier, Inc. (8)........        118,100
      2,700   Regency Centers Corp. ....        174,123
     30,000   Simon Property Group,
                Inc. ..................       2,605,800
      8,800   The Macerich Company......        625,328
     11,100   Ventas, Inc. (8)..........        502,275
                                           ------------
                                              8,861,461
                                           ------------

              RETAIL -- 2.5%
     59,884   Barnes & Noble, Inc. .....      2,063,004
     69,000   Best Buy Company, Inc. ...      3,632,850
     37,200   CVS Caremark Corp. .......      1,478,700
     42,600   Dick's Sporting Goods,
                Inc.*..................       1,182,576
     31,500   Dollar Tree Stores,
                Inc.*..................         816,480
     50,100   GameStop Corp. -- Class
                A*.....................       3,111,711
    144,600   RadioShack Corp. (8)......      2,437,956
     34,100   The Home Depot, Inc. .....        918,654
     41,300   The TJX Companies, Inc. ..      1,186,549
    124,300   Wal-Mart Stores, Inc. ....      5,907,979
                                           ------------
                                             22,736,459
                                           ------------

              RETAIL: RESTAURANTS -- 0.9%
     66,800   Brinker International,
                Inc. ..................       1,306,608
     17,000   Jack in the Box, Inc.*....        438,090
     68,914   McDonald's Corp. .........      4,059,724
     59,800   YUM! Brands, Inc. ........      2,288,546
                                           ------------
                                              8,092,968
                                           ------------

              RETAIL: SUPERMARKETS -- 1.0%
     59,313   Safeway, Inc. ............      2,029,098
    254,688   The Kroger Company........      6,802,716
                                           ------------
                                              8,831,814
                                           ------------

              SEMICONDUCTORS -- 2.7%
      6,900   Analog Devices, Inc. .....        218,730
    522,800   Intel Corp. ..............     13,937,848
      2,500   MEMC Electronic Materials,
                Inc.*..................         221,225
    125,588   NVIDIA Corp.*.............      4,272,504
    167,950   Texas Instruments, Inc. ..      5,609,530
                                           ------------
                                             24,259,837
                                           ------------

              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 3.9%
    327,722   AT&T, Inc. (5)............     13,620,127
     38,800   CenturyTel, Inc. .........      1,608,648
     79,100   Corning, Inc. ............      1,897,609
     33,780   Embarq Corp. .............      1,673,123
    433,900   Sprint Nextel Corp. ......      5,697,107
      9,000   Telephone and Data
                Systems,
                Inc. -- Special Common
                Shares.................         518,400
    231,600   Verizon Communications,
                Inc. ..................      10,118,604
                                           ------------
                                             35,133,618
                                           ------------

              TOYS -- 0.3%
     92,900   Hasbro, Inc. .............      2,376,382
                                           ------------
              TRANSPORTATION -- 1.3%
     77,536   CSX Corp. ................      3,410,034
     62,200   Kirby Corp.*..............      2,891,056
     29,600   Norfolk Southern Corp. ...      1,493,024
     42,889   Ryder System, Inc. .......      2,016,212
     38,576   Tidewater, Inc. ..........      2,116,279
                                           ------------
                                             11,926,605
                                           ------------

              UTILITIES -- 3.3%
     59,500   Alliant Energy Corp. .....      2,421,055
    154,321   CenterPoint Energy,
                Inc. ..................       2,643,519
    116,600   Duke Energy Corp. ........      2,351,822
     95,000   Edison International......      5,070,150
     13,000   Entergy Corp. ............      1,553,760
     57,900   FirstEnergy Corp. ........      4,188,486
     29,700   NRG Energy, Inc.* (8).....      1,287,198
     38,300   PG&E Corp. ...............      1,650,347
     39,000   Public Service Enterprise
                Group, Inc. ...........       3,831,360
     86,000   Reliant Energy, Inc.*.....      2,256,640

                       See notes to financial statements.

                            GROWTH & INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              UTILITIES (CONTINUED)

    140,000   Sierra Pacific Resources..   $  2,377,200
                                           ------------
                                             29,631,537
                                           ------------
              TOTAL COMMON STOCKS
                (Cost $840,552,521)....     896,671,547
                                           ------------

 PRINCIPAL                                     VALUE
 ---------                                 ------------
              SECURITIES LENDING COLLATERAL -- 5.5%
$49,509,121   Securities Lending
                Collateral Investment
                (Note 4)
                (Cost $49,509,121).....    $ 49,509,121
                                           ------------
              TOTAL SECURITIES
                (Cost $890,061,642)....     946,180,668
                                           ------------
              REPURCHASE AGREEMENTS -- 0.8%
  7,080,636   With State Street Bank and
                Trust, dated 12/31/07,
                3.80%, due 01/02/08,
                repurchase proceeds
                at maturity $7,082,131
                (Collateralized by
                Fannie Mae Adjustable
                Rate Mortgage, 4.06%,
                due 05/01/33, with a
                value of $1,850,921 and
                Freddie Mac Adjustable
                Rate Mortgage, 4.77%,
                due 05/01/35, with a
                value of $5,374,027)
                (Cost $7,080,636)......       7,080,636
                                           ------------
              Total
                Investments -- 105.5%
                (Cost $897,142,278)....     953,261,304
              Liabilities less other
                assets -- (5.5)%.......     (49,999,483)
                                           ------------
              NET ASSETS -- 100.0%......   $903,261,821
                                           ============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $901,750,925.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $102,515,519
Gross unrealized depreciation..    (51,005,140)
                                  ------------
Net unrealized appreciation....   $ 51,510,379
                                  ============



--------

     See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                             EQUITY GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS -- 96.4%
               ADVERTISING--0.2%
      98,964   Omnicom Group, Inc. .....   $    4,703,759
                                           --------------
               AEROSPACE AND DEFENSE -- 5.9%
     101,040   Gamesa Corporacion
                 Tecnologica, SA
                 (Spain)...............         4,724,263
     486,462   General Dynamics Corp. ..       43,290,253
     337,508   Lockheed Martin Corp. ...       35,526,092
     323,388   Raytheon Company.........       19,629,652
     470,905   The Boeing Company.......       41,185,351
                                           --------------
                                              144,355,611
                                           --------------
               AGRICULTURE -- 2.9%
     178,881   Agrium, Inc. (Canada)....       12,916,997
      57,700   CF Industries Holdings,
                 Inc. .................         6,350,462
     374,767   Monsanto Company.........       41,857,726
      69,000   Potash Corp. of
                 Saskatchewan, Inc.
                 (Canada)..............         9,933,240
                                           --------------
                                               71,058,425
                                           --------------
               AIRLINES -- 0.1%
     126,742   AMR Corp.*(8)............        1,778,190
                                           --------------
               APPAREL: MANUFACTURING AND RETAIL -- 0.7%
     241,179   American Eagle
                 Outfitters, Inc. (8)..         5,009,288
     173,900   Coach, Inc.*.............        5,317,862
      98,400   Guess?, Inc. ............        3,728,376
      91,000   Limited Brands,
                 Inc. (8)..............         1,722,630
      31,103   NIKE, Inc. -- Class B....        1,998,057
                                           --------------
                                               17,776,213
                                           --------------
               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 1.6%
      60,237   Continental AG
                 (Germany).............         7,837,305
     107,100   Johnson Controls, Inc. ..        3,859,884
      11,200   Oshkosh Truck Corp. .....          529,312
     353,548   Tata Motors, Ltd. (ADR)
                 (India) (8)...........         6,667,915
     186,251   Toyota Motor Corp. (ADR)
                 (Japan)...............        19,774,269
                                           --------------
                                               38,668,685
                                           --------------
               BANKS AND FINANCIAL SERVICES -- 4.8%
      12,000   Affiliated Managers
                 Group, Inc.* (8)......         1,409,520
     106,219   American Express
                 Company...............         5,525,512
     150,000   Banco Itau Holding
                 Financeira SA (ADR)
                 (Brazil)..............         3,879,000
      35,700   Bank of New York Mellon
                 Corp. ................         1,740,732
      11,800   CME Group, Inc. .........        8,094,800
      49,543   Franklin Resources,
                 Inc. .................         5,669,205
  47,266,000   Industrial and Commercial
                 Bank of China,
                 Ltd. -- Class H
                 (China)...............        33,945,879
     308,300   Invesco, Ltd.
                 (Bermuda) (8).........         9,674,454
      19,599   Julius Baer Holding, Ltd.
                 (Switzerland).........         1,620,339
     178,791   Merrill Lynch & Company,
                 Inc. .................         9,597,501
     106,822   The Charles Schwab
                 Corp. ................         2,729,302
     160,146   The Goldman Sachs Group,
                 Inc. .................        34,439,398
                                           --------------
                                              118,325,642
                                           --------------
               BROADCAST SERVICES/MEDIA -- 1.2%
      91,464   Comcast Corp. -- Class
                 A*....................         1,670,133
     235,351   DreamWorks Animation SKG,
                 Inc. -- Class A*......         6,010,864
      62,269   EchoStar Communications
                 Corp. -- Class A*.....         2,348,787
     101,812   Liberty Global,
                 Inc. -- Class A*......         3,990,012
     180,889   News Corp. -- Class A....        3,706,416
     153,013   The DIRECTV Group,
                 Inc.*.................         3,537,661
      99,998   The Walt Disney Company..        3,227,935
     158,151   Time Warner, Inc. .......        2,611,073
      64,744   Viacom, Inc. -- Class
                 B*....................         2,843,556
                                           --------------
                                               29,946,437
                                           --------------
               BUSINESS SERVICES AND SUPPLIES -- 0.5%
     280,255   Accenture, Ltd. -- Class
                 A (Bermuda)...........        10,097,588
      32,600   Global Payments, Inc. ...        1,516,552
                                           --------------
                                               11,614,140
                                           --------------
               CHEMICALS -- 0.6%
     122,132   Air Products and
                 Chemicals, Inc. ......        12,045,879
      65,214   Rohm and Haas
                 Company (8)...........         3,460,907
                                           --------------
                                               15,506,786
                                           --------------
               COLLECTIBLES -- 0.2%
     108,800   Sotheby's (8)............        4,145,280
                                           --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 14.4%
     393,184   Apple, Inc.*.............       77,881,886
     555,200   BEA Systems, Inc.*.......        8,761,056
     347,682   BMC Software, Inc.*......       12,391,386
     887,862   Cadence Design Systems,
                 Inc.*.................        15,102,533
     212,700   Dell, Inc.*..............        5,213,277
     160,386   EMC Corp.*...............        2,971,953
     881,196   Hewlett-Packard Company..       44,482,773
     296,136   International Business
                 Machines Corp. .......        32,012,302
   2,743,141   Microsoft Corp. .........       97,655,819
     493,637   Network Appliance,
                 Inc.* (8).............        12,321,180
   1,672,428   Oracle Corp.*............       37,763,424
     185,000   SanDisk Corp.*...........        6,136,450
                                           --------------
                                              352,694,039
                                           --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 0.1%
     107,498   RPM International,
                 Inc. .................         2,182,209
                                           --------------

               CONSUMER GOODS AND SERVICES -- 2.5%
     533,955   Altria Group, Inc. ......       40,356,320
      55,500   Church & Dwight Company,
                 Inc. .................         3,000,885
       8,600   Energizer Holdings,
                 Inc.*.................           964,318

                       See notes to financial statements.

                             EQUITY GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               CONSUMER GOODS AND SERVICES (CONTINUED)

      27,241   Herbalife, Ltd.
                 (Cayman Islands)......    $    1,097,267
      48,165   NBTY, Inc.*..............        1,319,721
     194,250   Newell Rubbermaid,
                 Inc. .................         5,027,190
      58,572   The Procter & Gamble
                 Company...............         4,300,356
      82,730   UST, Inc. (8)............        4,533,604
                                           --------------
                                               60,599,661
                                           --------------
               CONTAINERS AND PACKAGING -- 0.2%
      60,620   Ball Corp. ..............        2,727,900
      38,800   Owens-Illinois, Inc.*....        1,920,600
                                           --------------
                                                4,648,500
                                           --------------
               DIVERSIFIED OPERATIONS AND
                 SERVICES -- 0.6%
      80,300   Compagnie General de
                 Geophysique-Veritas
                 (CGG-Veritas) (ADR)
                 (France)*.............         4,500,815
     128,200   General Electric
                 Company...............         4,752,374
      81,412   Textron, Inc. ...........        5,804,676
                                           --------------
                                               15,057,865
                                           --------------
               ELECTRONICS -- 1.7%
     306,564   Emerson Electric
                 Company...............        17,369,916
     269,293   Rockwell Collins, Inc. ..       19,381,018
     145,256   Synopsys, Inc.*..........        3,766,488
                                           --------------
                                               40,517,422
                                           --------------
               ENERGY SERVICES -- 0.1%
      28,654   McDermott International,
                 Inc. (Panama)*........         1,691,446
                                           --------------
               ENGINEERING -- 0.2%
      56,600   Jacobs Engineering Group,
                 Inc.*.................         5,411,526
                                           --------------
               ENVIRONMENTAL WASTE MANAGEMENT AND
                 RECYCLING SERVICES -- 0.0%
      32,900   Nalco Holding Company....          795,522
                                           --------------
               FOOD AND BEVERAGE -- 2.0%
      44,000   Anheuser-Busch Companies,
                 Inc. .................         2,302,960
      11,700   Hansen Natural
                 Corp.* (8)............           518,193
     474,465   PepsiCo, Inc. ...........       36,011,894
     128,088   Sysco Corp. .............        3,997,626
      72,704   The Coca-Cola Company....        4,461,844
      29,400   The Hershey Company......        1,158,360
                                           --------------
                                               48,450,877
                                           --------------
               INSURANCE -- 0.6%
      87,530   Ace, Ltd. (Cayman
                 Islands)..............         5,407,604
      53,300   American International
                 Group, Inc. ..........         3,107,390
      39,866   CIGNA Corp. .............        2,142,000
      44,099   Prudential Financial,
                 Inc. .................         4,102,971
                                           --------------
                                               14,759,965
                                           --------------
               INTERNET SERVICES -- 5.8%
      12,687   Amazon.com, Inc.*........        1,175,324
   1,739,280   Cisco Systems, Inc.*.....       47,082,310
      69,344   Ctrip.com International,
                 Ltd. (ADR) (Cayman
                 Islands)..............         3,985,200
      80,885   eBay, Inc.*..............        2,684,573
     210,800   Giant Interactive Group,
                 Inc. (ADR)
                 (China)*(8)...........         2,736,184
      96,786   Google, Inc. -- Class
                 A*....................        66,925,583
      39,056   McAfee, Inc.*............        1,464,600
     170,200   Shanda Interactive
                 Entertainment, Ltd.
                 (ADR)(Cayman
                 Islands)*.............         5,674,468
      77,000   Symantec Corp.*..........        1,242,780
     157,100   VeriSign, Inc.*..........        5,908,531
     106,578   Yahoo!, Inc.*............        2,479,004
                                           --------------
                                              141,358,557
                                           --------------
               LEISURE AND RECREATION -- 3.5%
     314,551   Las Vegas Sands Corp.*...       32,414,480
     216,539   MGM MIRAGE*..............       18,193,607
     166,255   Regal Entertainment
                 Group -- Class A (8)..         3,004,228
     278,181   Wynn Resorts, Ltd. (8)...       31,192,436
                                           --------------
                                               84,804,751
                                           --------------
               MACHINERY -- 0.9%
      36,694   Caterpillar, Inc. .......        2,662,517
      44,671   Cummins, Inc. ...........        5,689,745
      55,104   Deere & Company..........        5,131,284
      47,200   Terex Corp.*.............        3,094,904
      88,300   The Manitowoc Company,
                 Inc. .................         4,311,689
                                           --------------
                                               20,890,139
                                           --------------
               MANUFACTURING -- 2.1%
      61,700   3M Company...............        5,202,544
      53,633   Eaton Corp. .............        5,199,719
     298,503   Hansen Transmissions
                 (Belgium)*............         1,711,296
     105,822   Honeywell International,
                 Inc. .................         6,515,461
      31,800   Ingersoll-Rand Company,
                 Ltd. -- Class A
                 (Bermuda).............         1,477,746
      73,452   ITT Industries, Inc. ....        4,850,770
     257,118   Parker Hannifin Corp. ...       19,363,557
      96,963   Roper Industries,
                 Inc. (8)..............         6,064,066
                                           --------------
                                               50,385,159
                                           --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 4.5%
      14,253   Baxter International,
                 Inc. .................           827,387
      92,496   Coventry Health Care,
                 Inc.*.................         5,480,388
      91,258   Health Net, Inc.*........        4,407,761
      79,975   Henry Schein, Inc.* (8)..        4,910,465
      71,422   Humana, Inc.*............        5,378,791
      86,735   Johnson & Johnson........        5,785,225
     317,597   McKesson Corp. ..........       20,805,779
     177,399   Medtronic, Inc. .........        8,917,848
      31,629   Stryker Corp. ...........        2,363,319
     859,934   UnitedHealth Group,
                 Inc. .................        50,048,158
                                           --------------
                                              108,925,121
                                           --------------
               METALS AND MINING -- 1.2%
      59,828   AK Steel Holding Corp.*..        2,766,447

                       See notes to financial statements.

                             EQUITY GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               METALS AND MINING (CONTINUED)

     600,007   Antofagasta PLC (United
                 Kingdom)..............    $    8,563,661
     114,117   Freeport-McMoRan Copper &
                 Gold, Inc. ...........        11,690,145
      26,793   Reliance Steel & Aluminum
                 Company...............         1,452,181
      45,517   Southern Copper
                 Corp. (8).............         4,785,202
                                           --------------
                                               29,257,636
                                           --------------
               OFFICE EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 0.2%
      96,085   Pitney Bowes, Inc. (8)...        3,655,073
     100,065   Steelcase, Inc. -- Class
                 A.....................         1,588,032
      30,530   Xerox Corp. .............          494,281
                                           --------------
                                                5,737,386
                                           --------------
               OIL, COAL AND GAS -- 9.7%
      81,134   Chevron Corp. ...........        7,572,236
      69,931   ConocoPhillips...........        6,174,907
     182,754   Diamond Offshore
                 Drilling, Inc. (8)....        25,951,068
      71,108   ENSCO International,
                 Inc. .................         4,239,459
     153,893   Exxon Mobil Corp. .......       14,418,235
      70,062   Global Industries,
                 Ltd.*.................         1,500,728
      89,974   Holly Corp. (8)..........        4,578,777
      57,720   National-Oilwell Varco,
                 Inc.*.................         4,240,111
      73,468   Noble Corp. (Cayman
                 Islands)..............         4,151,677
     260,838   Petroleo Brasileiro
                 SA -- Petrobras (ADR)
                 (Brazil)..............        30,058,971
     377,433   Schlumberger, Ltd.
                 (Netherlands
                 Antilles).............        37,128,084
     112,300   Smith International,
                 Inc. .................         8,293,355
     169,200   Tesoro Corp. ............        8,070,840
     433,824   Transocean, Inc.
                 (Cayman Islands)......        62,101,906
      78,680   Valero Energy Corp. .....        5,509,960
     255,902   XTO Energy, Inc. ........       13,143,127
                                           --------------
                                              237,133,441
                                           --------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 10.1%
     346,891   Abbott Laboratories......       19,477,930
     108,188   AmerisourceBergen
                 Corp. ................         4,854,396
      35,040   Amylin Pharmaceuticals,
                 Inc.* (8).............         1,296,480
     693,932   Bristol-Myers Squibb
                 Company...............        18,403,077
     105,105   Cardinal Health, Inc. ...        6,069,814
      53,621   Celgene Corp.*...........        2,477,826
     206,900   Elan Corp. PLC (ADR)
                 (Ireland)*............         4,547,662
     472,472   Eli Lilly and Company....       25,225,280
      85,500   Endo Pharmaceuticals
                 Holdings, Inc.*.......         2,280,285
      85,720   Express Scripts, Inc.*...        6,257,560
     369,291   Forest Laboratories,
                 Inc.*.................        13,460,657
     335,463   Genentech, Inc.*.........       22,499,503
      38,888   Gilead Sciences, Inc.*...        1,789,237
      68,001   Medco Health Solutions,
                 Inc.*.................         6,895,301
   1,094,905   Merck & Company, Inc. ...       63,624,929
     101,000   Millennium
                 Pharmaceuticals,
                 Inc.*.................         1,512,980
     780,453   Schering-Plough Corp. ...       20,791,268
     337,030   Shionogi & Company, Ltd.
                 (Japan)...............         5,958,325
     166,986   Teva Pharmaceutical
                 Industries, Ltd. (ADR)
                 (Israel)..............         7,761,509
      31,000   UCB SA (Belgium).........        1,405,937
      46,800   Vertex Pharmaceuticals,
                 Inc.*.................         1,087,164
     233,696   Wyeth....................       10,327,026
                                           --------------
                                              248,004,146
                                           --------------
               REAL ESTATE DEVELOPMENT AND
                 SERVICES -- 0.3%
     172,300   CB Richard Ellis Group,
                 Inc. -- Class A* (8)..         3,713,065
      44,683   Jones Lang LaSalle,
                 Inc. .................         3,179,642
                                           --------------
                                                6,892,707
                                           --------------
               REAL ESTATE INVESTMENT TRUSTS -- 0.3%
      54,400   Duke Realty Corp. .......        1,418,752
      54,300   General Growth
                 Properties, Inc. (8)..         2,236,074
      30,900   Simon Property Group,
                 Inc. .................         2,683,974
      17,800   The Macerich Company.....        1,264,868
                                           --------------
                                                7,603,668
                                           --------------
               RETAIL -- 4.1%
     239,700   Circuit City Stores,
                 Inc. (8)..............         1,006,740
     124,900   Costco Wholesale Corp. ..        8,713,024
     837,571   CVS Caremark Corp. ......       33,293,448
      87,700   GameStop Corp. -- Class
                 A*....................         5,447,047
     101,406   JC Penney Company,
                 Inc. .................         4,460,850
     845,368   Lowe's Companies, Inc. ..       19,122,224
     176,710   PetSmart, Inc. ..........        4,157,986
     161,779   RadioShack Corp. (8).....        2,727,594
      51,637   Target Corp. ............        2,581,850
      67,857   The Home Depot, Inc. ....        1,828,068
      85,799   The TJX Companies,
                 Inc. .................         2,465,005
      72,800   Walgreen Company.........        2,772,224
     261,336   Wal-Mart Stores, Inc. ...       12,421,300
                                           --------------
                                              100,997,360
                                           --------------

               RETAIL: RESTAURANTS -- 1.8%
     730,746   McDonald's Corp. ........       43,048,247
      82,426   Wendy's International,
                 Inc. .................         2,129,888
                                           --------------
                                               45,178,135
                                           --------------
               RETAIL: SUPERMARKETS -- 0.2%
     199,500   The Kroger Company.......        5,328,645
                                           --------------
               RUBBER PRODUCTS -- 0.1%
     100,900   The Goodyear Tire &
                 Rubber Company*.......         2,847,398
                                           --------------
               SEMICONDUCTORS -- 4.5%
   1,097,035   Altera Corp. ............       21,194,716
      98,467   Applied Materials,
                 Inc. .................         1,748,774
     392,694   Emulex Corp.*............        6,408,766

                       See notes to financial statements.

                             EQUITY GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               SEMICONDUCTORS (CONTINUED)

   2,189,626   Intel Corp. .............   $   58,375,429
     135,932   MEMC Electronic
                 Materials, Inc.*......        12,028,623
     184,966   NVIDIA Corp.*............        6,292,543
      84,829   Texas Instruments,
                 Inc. .................         2,833,289
                                           --------------
                                              108,882,140
                                           --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 4.0%
     115,000   Arris Group, Inc.* (8)...        1,147,700
     868,899   AT&T, Inc. ..............       36,111,443
      85,700   Brasil Telecom S.A. (ADR)
                 (Brazil) (8)..........         2,600,995
      33,440   Ciena Corp.* (8).........        1,140,638
     347,800   Citizens Communications
                 Company...............         4,427,494
     102,808   Corning, Inc. ...........        2,466,364
      60,010   NII Holdings, Inc.*......        2,899,683
      53,192   Nokia Oyj (ADR)
                 (Finland).............         2,042,041
     165,127   QUALCOMM, Inc. ..........        6,497,747
      80,300   Starent Networks
                 Corp.* (8)............         1,465,475
     172,200   Telefonica SA (ADR)
                 (Spain)...............        16,804,998
      68,600   Telephone and Data
                 Systems, Inc. (8).....         4,294,360
     457,300   Vodafone Group PLC (ADR)
                 (United Kingdom)......        17,066,436
                                           --------------
                                               98,965,374
                                           --------------
               TOYS -- 0.3%
      84,802   Hasbro, Inc. ............        2,169,235
       9,903   Nintendo Company, Ltd.
                 (Japan)...............         5,930,365
                                           --------------
                                                8,099,600
                                           --------------
               TRANSPORTATION -- 1.2%
      34,100   CH Robinson Worldwide,
                 Inc. .................         1,845,492
      93,771   Norfolk Southern Corp. ..        4,729,809
      72,650   Tidewater, Inc. .........        3,985,579
     157,488   Union Pacific Corp. .....       19,783,643
                                           --------------
                                               30,344,523
                                           --------------

               UTILITIES -- 0.5%
      30,286   Constellation Energy
                 Group.................         3,105,224
     127,586   NRG Energy, Inc.*........        5,529,577
     170,400   Sierra Pacific
                 Resources.............         2,893,392
                                           --------------
                                               11,528,193
                                           --------------
               TOTAL COMMON STOCKS
                 (Cost $2,112,523,766)..    2,357,852,279
                                           --------------

  PRINCIPAL
  ---------

               SECURITIES LENDING COLLATERAL -- 4.4%
$106,513,377   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $106,513,377)...       106,513,377
                                           --------------
               TOTAL SECURITIES
                 (Cost
                 $2,219,037,143).......     2,464,365,656
                                           --------------
               REPURCHASE
                 AGREEMENTS--3.0%
  72,528,255   With State Street Bank
                 and Trust, dated
                 12/31/2007, 3.80%, due
                 01/02/08, repurchase
                 proceeds at maturity
                 $72,543,567
                 (Collateralized by
                 various Fannie Mae
                 Adjustable Rate
                 Mortgages, 3.70%-
                 4.29%, due 06/01/33-
                 10/01/33, with a total
                 value of $24,969,945
                 and US Treasury Bill,
                 3.19%, due 02/28/08,
                 with a value of
                 $52,744,646) (Cost
                 $72,528,255)..........        72,528,255
                                           --------------
               Total
                 Investments -- 103.8%
                 (Cost
                 $2,291,565,398).......     2,536,893,911
               Liabilities less other
                 assets -- (3.8)%......       (92,133,058)
                                           --------------
               NET ASSETS -- 100.0%.....   $2,444,760,853
                                           ==============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $2,297,983,460.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $321,055,058
Gross unrealized depreciation..    (82,144,607)
                                  ------------
Net unrealized appreciation....   $238,910,451
                                  ============



--------

     See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                           AGGRESSIVE EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS -- 99.3%
              AGRICULTURE -- 4.8%

     36,230   Bunge, Ltd. (Bermuda) ....   $  4,217,534
     75,880   Monsanto Company..........      8,475,038
     83,000   The Mosaic Company*.......      7,830,220
                                           ------------
                                             20,522,792
                                           ------------
              APPAREL: MANUFACTURING AND RETAIL -- 2.1%
    116,490   Guess?, Inc. .............      4,413,806
    108,730   Under Armour,
                Inc. -- Class A* (8)...       4,748,239
                                           ------------
                                              9,162,045
                                           ------------
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 1.1%
    125,200   Johnson Controls, Inc.  ..      4,512,208
                                           ------------
              BANKS AND FINANCIAL SERVICES -- 6.5%
     11,780   CME Group, Inc. ..........      8,081,080
     38,130   IntercontinentalExchange,
                Inc.* (8)..............       7,340,025
     22,500   MasterCard, Inc. -- Class
                A (8)..................       4,842,000
     35,150   The Goldman Sachs Group,
                Inc. ..................       7,559,008
                                           ------------
                                             27,822,113
                                           ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 16.6%
    126,900   Activision, Inc.*.........      3,768,930
    100,440   Apple, Inc.*..............     19,895,155
    110,800   Citrix Systems, Inc.*.....      4,211,508
    104,500   Electronic Arts, Inc.*....      6,103,845
    695,880   Microsoft Corp. ..........     24,773,327
     66,130   Salesforce.com, Inc.*.....      4,145,690
    180,900   Seagate Technology
                (Cayman Islands).......       4,612,950
     33,120   VMware, Inc. -- Class
                A* (8).................       2,814,869
                                           ------------
                                             70,326,274
                                           ------------
              CONSTRUCTION SERVICES AND
                SUPPLIES -- 1.0%
     73,000   Chicago Bridge & Iron
                Company NV (the
                Netherlands)...........       4,412,120
                                           ------------
              DIVERSIFIED OPERATIONS AND
                SERVICES -- 1.9%
    116,500   Textron, Inc..............      8,306,450
                                           ------------
              EDUCATION -- 0.9%
     57,800   Apollo Group,
                Inc. -- Class A*.......       4,054,670
                                           ------------
              ENERGY SERVICES -- 3.2%
     26,100   First Solar, Inc.*........      6,972,354
     50,230   SunPower Corp. -- Class
                A* (8).................       6,549,490
                                           ------------
                                             13,521,844
                                           ------------
              ENGINEERING -- 1.7%
    252,130   ABB, Ltd. (ADR)
                (Switzerland)..........       7,261,344
                                           ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND
                RECYCLING SERVICES -- 0.9%
     63,750   Stericycle, Inc.* (8).....      3,786,750
                                           ------------
              FOOD AND BEVERAGE -- 2.5%
    172,000   The Coca-Cola Company.....     10,555,640
                                           ------------

              INSURANCE -- 1.6%
    146,900   Aon Corp. ................      7,005,661
                                           ------------
              INTERNET SERVICES -- 13.0%
     97,480   Amazon.com, Inc.*.........      9,030,547
    534,840   Cisco Systems, Inc.*......     14,478,119
     27,540   Google, Inc. -- Class A*..     19,043,358
    246,380   Juniper Networks, Inc.*...      8,179,816
    120,720   VeriSign, Inc.* (8).......      4,540,279
                                           ------------
                                             55,272,119
                                           ------------
              LEISURE AND RECREATION -- 1.3%
     54,360   Las Vegas Sands
                Corp.* (8).............       5,601,798
                                           ------------
              MACHINERY -- 1.7%
     77,400   Deere & Company...........      7,207,488
                                           ------------
              MANUFACTURING -- 3.1%
    125,000   AMETEK, Inc. (8)..........      5,855,000
     39,200   Flowserve Corp. ..........      3,771,040
     59,760   Roper Industries, Inc. ...      3,737,390
                                           ------------
                                             13,363,430
                                           ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 3.7%
    152,850   Baxter International,
                Inc. ..................       8,872,943
     21,330   Intuitive Surgical,
                Inc.*..................       6,921,585
                                           ------------
                                             15,794,528
                                           ------------
              OIL, COAL AND GAS -- 2.2%
    175,000   Acergy SA (ADR)
                (Luxembourg)...........       3,844,750
     48,000   Petroleo Brasileiro
                SA -- Petrobras (ADR)
                (Brazil)...............       5,531,520
                                           ------------
                                              9,376,270
                                           ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 12.5%
     99,660   Allergan, Inc. ...........      6,402,158
    144,650   BioMarin Pharmaceutical,
                Inc.*..................       5,120,610
     88,110   Charles River Laboratories
                International, Inc.*...       5,797,638
     93,740   Express Scripts, Inc.*....      6,843,020
     68,060   Genzyme Corp.*............      5,066,386
    236,570   Gilead Sciences, Inc.*....     10,884,587
     78,300   Medco Health Solutions,
                Inc.*..................       7,939,620
     75,220   Shire PLC (ADR) (United
                Kingdom)...............       5,186,419
                                           ------------
                                             53,240,438
                                           ------------
              RETAIL -- 1.0%
     71,440   GameStop Corp. -- Class
                A*.....................       4,437,138
                                           ------------

                       See notes to financial statements.

                           AGGRESSIVE EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)

              RETAIL: RESTAURANTS -- 0.9%
     98,150   YUM! Brands, Inc. ........   $  3,756,201
                                           ------------
              SCIENTIFIC AND TECHNICAL
                INSTRUMENTS -- 2.8%
    142,330   Thermo Fisher Scientific,
                Inc.*..................       8,209,594
     49,400   Waters Corp.*.............      3,906,058
                                           ------------
                                             12,115,652
                                           ------------
              SEMICONDUCTORS -- 8.5%
    301,000   Applied Materials, Inc. ..      5,345,760
    818,170   Intel Corp. ..............     21,812,412
     53,420   MEMC Electronic Materials,
                Inc.*..................       4,727,136
    119,120   Varian Semiconductor
                Equipment Associates,
                Inc.*..................       4,407,440
                                           ------------
                                             36,292,748
                                           ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 2.7%
    161,700   Nokia Oyj (ADR)
                (Finland)..............       6,207,663
    130,781   Vimpel -- Communications
                (ADR) (Russia).........       5,440,490
                                           ------------
                                             11,648,153
                                           ------------
              TOYS -- 1.1%
     62,800   Nintendo Company, Ltd
                (ADR) (Japan)..........       4,631,500
                                           ------------
              TOTAL COMMON STOCKS
                (Cost $334,575,370)....     423,987,374
                                           ------------

 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 7.4%
$31,770,694   Securities Lending
                Collateral Investment
                (Note 4)
                (Cost $31,770,694).....      31,770,694
                                           ------------
              TOTAL SECURITIES
                (Cost $366,346,064)....     455,758,068
                                           ------------

              REPURCHASE AGREEMENTS -- 1.0%
  4,360,811   With State Street Bank and
                Trust, dated 12/31/07,
                3.80%, due 01/02/08,
                repurchase proceeds at
                maturity $4,361,731
                (Collateralized by
                various Fannie Mae
                Adjustable Rate
                Mortgages, 4.06%-4.44%,
                due 05/01/33, with a
                total value of
                $4,449,427) (Cost
                $4,360,811)                   4,360,811
                                           ------------
              Total
                Investments -- 107.7%
                (Cost $370,706,875)....     460,118,879
              Liabilities less other
                assets -- (7.7)%.......     (32,745,885)
                                           ------------
              NET ASSETS -- 100.0%......   $427,372,994
                                           ============



     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $371,238,117.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation...   $93,919,797
Gross unrealized depreciation...    (5,039,035)
                                   -----------
Net unrealized appreciation.....   $88,880,762
                                   ===========



--------

     See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                             MID-CAP VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS -- 96.9%

               ADVERTISING -- 0.2%
      38,313   RH Donnelley Corp.* (8)..   $    1,397,658
     111,773   The Interpublic Group of
                 Companies, Inc.*......           906,479
                                           --------------
                                                2,304,137
                                           --------------
               AEROSPACE AND DEFENSE -- 2.0%
     257,686   Goodrich Corp. (8).......       18,195,208
      13,200   L-3 Communications
                 Holdings, Inc. .......         1,398,408
                                           --------------
                                               19,593,616
                                           --------------
               AGRICULTURE -- 0.5%
      51,404   The Mosaic Company*......        4,849,453
                                           --------------
               AIRLINES -- 0.3%
      35,700   Alaska Air Group,
                 Inc.* (8).............           892,856
      33,574   AMR Corp.* (8)...........          471,043
      21,606   Continental Airlines,
                 Inc. -- Class B*......           480,734
      11,213   Delta Air Lines, Inc.*...          166,962
     121,900   ExpressJet Holdings,
                 Inc.*.................           302,312
      30,975   Northwest Airlines*......          449,447
       9,313   UAL Corp.*...............          332,102
      23,093   US Airways Group, Inc.*..          339,698
                                           --------------
                                                3,435,154
                                           --------------
               APPAREL: MANUFACTURING AND RETAIL -- 0.8%
      74,500   Foot Locker, Inc. .......        1,017,670
     114,000   Jones Apparel Group,
                 Inc. .................         1,822,860
      46,400   Kellwood Company.........          772,096
      34,191   Liz Claiborne, Inc. (8)..          695,787
      23,267   Macy's, Inc. ............          601,917
      60,100   The Cato Corp. -- Class
                 A.....................           941,166
      28,244   VF Corp. ................        1,939,233
                                           --------------
                                                7,790,729
                                           --------------
               AUTOMOBILE: RETAIL -- 0.8%
     216,100   Advance Auto Parts,
                 Inc. .................         8,209,639
                                           --------------
               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 4.5%
      83,200   American Axle &
                 Manufacturing
                 Holdings, Inc. .......         1,549,184
     141,315   ArvinMeritor, Inc. (8)...        1,657,625
      52,900   Autoliv, Inc. ...........        2,788,359
     661,885   Ford Motor Company* (8)..        4,454,486
      20,149   General Motors
                 Corp. (8).............           501,509
     204,536   Genuine Parts Company....        9,470,017
      65,000   Harley-Davidson, Inc. ...        3,036,150
      22,454   Johnson Controls, Inc. ..          809,242
      10,017   Magna International,
                 Inc. -- Class A
                 (Canada)..............           805,667
     238,400   Oshkosh Truck Corp. .....       11,266,784
       8,470   TravelCenters of America
                 LLC*..................           105,875
     160,477   WABCO Holdings, Inc. ....        8,038,293
                                           --------------
                                               44,483,191
                                           --------------
               BANKS AND FINANCIAL SERVICES -- 9.1%
      55,119   Advance America Cash
                 Advance Centers,
                 Inc. .................           560,009
      54,600   Advanta Corp. -- Class
                 B.....................           440,622
      80,700   AmeriCredit Corp.* (8)...        1,032,153
      98,100   Banco Latinoamericano de
                 Exportaciones,
                 SA -- Class E
                 (Panama)..............         1,600,011
     261,800   Bank of New York Mellon
                 Corp. ................        12,765,368
      96,000   CIT Group, Inc. .........        2,306,880
      32,700   City Holding Company.....        1,106,568
     109,300   Comerica, Inc. ..........        4,757,829
      80,500   Friedman, Billings,
                 Ramsey Group,
                 Inc. -- Class A.......           252,770
      99,400   Fulton Financial Corp. ..        1,115,268
     321,600   Hudson City Bancorp,
                 Inc. .................         4,830,432
     185,700   Huntington Bancshares,
                 Inc. .................         2,740,932
     431,451   Invesco, Ltd.
                 (Bermuda) (8).........        13,538,933
     125,100   KeyCorp..................        2,933,595
     708,499   People's United
                 Financial, Inc. ......        12,611,282
     116,600   PNC Financial Services
                 Group, Inc. ..........         7,654,790
      39,600   Provident Bankshares
                 Corp. ................           847,044
      67,779   Regions Financial
                 Corp. ................         1,602,973
      61,900   State Street Corp. ......        5,026,280
     234,000   UnionBanCal Corp. .......       11,444,940
       7,200   United Bankshares,
                 Inc. .................           201,744
                                           --------------
                                               89,370,423
                                           --------------
               BROADCAST SERVICES/MEDIA -- 0.2%
      79,800   Belo Corp. ..............        1,391,712
     166,400   Westwood One, Inc. ......          331,136
                                           --------------
                                                1,722,848
                                           --------------
               BUSINESS SERVICES AND SUPPLIES -- 2.0%
      29,431   Deluxe Corp. ............          967,986
      66,687   Dun & Bradstreet Corp. ..        5,910,469
      75,400   Kelly Services,
                 Inc. -- Class A.......         1,406,964
     172,200   Manpower, Inc. ..........        9,798,179
      21,165   Ritchie Brothers
                 Auctioneers, Inc.
                 (Canada)..............         1,750,346
                                           --------------
                                               19,833,944
                                           --------------


                       See notes to financial statements.

                             MID-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               CHEMICALS -- 3.5%
      69,665   Eastman Chemical
                 Company...............    $    4,255,835
      23,099   Imperial Chemical
                 Industries PLC (ADR)
                 (United Kingdom)......         1,184,055
      13,400   NewMarket Corp. .........          746,246
     146,500   PolyOne Corp.*...........          963,970
     108,715   PPG Industries, Inc. ....        7,635,054
     205,800   Rohm and Haas
                 Company (8)...........        10,921,806
      92,600   Sensient Technologies
                 Corp. ................         2,618,728
      57,100   Spartech Corp. ..........          805,110
      82,034   The Lubrizol Corp. ......        4,442,961
      63,400   The Valspar Corp. .......        1,429,036
                                           --------------
                                               35,002,801
                                           --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 6.9%
      58,447   BMC Software, Inc.*......        2,083,051
     216,904   Computer Sciences
                 Corp.*................        10,730,241
     135,300   Electronic Arts, Inc.*...        7,902,873
      83,744   Electronic Data Systems
                 Corp. ................         1,736,013
      81,600   Lexmark International,
                 Inc. -- Class A*......         2,844,576
     553,800   NCR Corp.*...............       13,900,380
     421,000   Parametric Technology
                 Corp.*................         7,514,850
     179,400   Seagate Technology
                 (Cayman Islands)......         4,574,700
     106,400   Sun Microsystems, Inc.*..        1,929,032
     451,200   Teradata Corp.*..........       12,367,392
      76,600   Western Digital Corp.*...        2,314,086
                                           --------------
                                               67,897,194
                                           --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 3.0%
      34,700   Beazer Homes USA,
                 Inc. (8)..............           257,821
      35,132   Chicago Bridge & Iron
                 Company NV (the
                 Netherlands)..........         2,123,378
       9,571   Insituform Technologies,
                 Inc. -- Class A*......           141,651
      28,500   KB HOME (8)..............          615,600
      72,300   Lennox International,
                 Inc. .................         2,994,666
     118,600   Masco Corp. .............        2,562,946
     441,946   Trane, Inc. .............       20,643,297
      21,373   USG Corp.* (8)...........          764,940
                                           --------------
                                               30,104,299
                                           --------------
               CONSUMER GOODS AND SERVICES -- 2.6%
      59,400   American Greetings
                 Corp. -- Class A......         1,205,820
      55,900   Blyth, Inc. .............        1,226,446
     117,344   Eastman Kodak
                 Company (8)...........         2,566,313
      69,800   Ethan Allen Interiors,
                 Inc. (8)..............         1,989,300
      29,700   Fortune Brands, Inc. ....        2,149,092
      64,609   Loews Corp.- Carolina
                 Group.................         5,511,147
      12,477   Mohawk Industries,
                 Inc.* (8).............           928,289
      21,460   Reynolds American,
                 Inc. (8)..............         1,415,502
      45,000   The Black & Decker
                 Corp. ................         3,134,250
      63,800   Tupperware Corp. ........        2,107,314
      46,868   Whirlpool Corp. (8)......        3,825,835
                                           --------------
                                               26,059,308
                                           --------------
               CONTAINERS AND PACKAGING -- 1.2%
      55,500   Bemis Company, Inc. (8)..        1,519,590
     301,800   Pactiv Corp.*............        8,036,934
      77,700   Sonoco Products Company..        2,539,236
                                           --------------
                                               12,095,760
                                           --------------
               DIVERSIFIED OPERATIONS AND
                 SERVICES -- 0.9%
     120,693   Textron, Inc. (8)........        8,605,411
                                           --------------
               ELECTRONICS -- 2.1%
     223,100   Amphenol Corp. -- Class
                 A.....................        10,345,147
     143,449   Celestica, Inc.
                 (Canada)*.............           832,004
     106,598   Flextronics
                 International, Ltd.
                 (Singapore)*..........         1,285,572
     335,200   Sanmina-SCI Corp.*.......          610,064
      55,600   Technitrol, Inc. ........        1,589,048
     145,700   Tyco Electronics, Ltd.
                 (Bermuda).............         5,409,841
      99,500   Vishay Intertechnology,
                 Inc.*.................         1,135,295
                                           --------------
                                               21,206,971
                                           --------------
               ENERGY SERVICES -- 0.4%
      53,250   Energy East Corp. .......        1,448,933
      41,635   McDermott International,
                 Inc. (Panama)*........         2,457,714
                                           --------------
                                                3,906,647
                                           --------------
               ENGINEERING -- 0.2%
      16,406   Fluor Corp. .............        2,390,682
                                           --------------
               EQUIPMENT RENTAL AND LEASING -- 0.1%
      50,300   United Rentals North
                 America, Inc.*........           923,508
                                           --------------
               FOOD AND BEVERAGE -- 3.3%
      82,600   Brown-Forman
                 Corp. -- Class B (8)..         6,121,486
     212,300   Campbell Soup Company....        7,585,479
     225,647   Del Monte Foods Company..        2,134,621
     221,600   McCormick & Company,
                 Inc. .................         8,400,855

                       See notes to financial statements.

                             MID-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE (CONTINUED)

      33,896   Reddy Ice Holdings,
                 Inc. .................    $      857,908
      38,200   Sanderson Farms,
                 Inc. (8)..............         1,290,396
         800   Seaboard Corp. ..........        1,176,000
      95,600   The Pepsi Bottling Group,
                 Inc. .................         3,772,376
      96,848   Tyson Foods,
                 Inc. -- Class A.......         1,484,680
                                           --------------
                                               32,823,801
                                           --------------
               INSURANCE -- 8.6%
      61,084   Ace, Ltd. (Cayman
                 Islands)..............         3,773,770
      15,179   Ambac Financial Group,
                 Inc. (8)..............           391,163
     118,342   Aon Corp. ...............        5,643,730
      70,500   Aspen Insurance Holdings,
                 Ltd. (Bermuda)........         2,033,220
      59,802   Axis Capital Holdings,
                 Ltd. (Bermuda)........         2,330,484
      31,800   CIGNA Corp. .............        1,708,614
      64,680   Cincinnati Financial
                 Corp. ................         2,557,447
      95,950   Everest Re Group, Ltd.
                 (Bermuda).............         9,633,380
     142,300   Genworth Financial,
                 Inc. -- Class A.......         3,621,535
      70,100   Horace Mann Educators
                 Corp. (8).............         1,327,694
      47,600   IPC Holdings, Ltd.
                 (Bermuda).............         1,374,212
      36,600   LandAmerica Financial
                 Group, Inc. (8).......         1,224,270
     253,946   Lincoln National Corp. ..       14,784,736
      45,578   Loews Corp. .............        2,294,397
       4,843   Marsh & McLennan
                 Companies, Inc. ......           128,194
      82,926   MBIA, Inc. (8)...........        1,544,911
      56,300   MGIC Investment
                 Corp. (8).............         1,262,809
      92,000   Nationwide Financial
                 Services,
                 Inc. -- Class A.......         4,140,920
      59,126   PartnerRe, Ltd.
                 (Bermuda) (8).........         4,879,669
      17,000   Principal Financial
                 Group, Inc. ..........         1,170,280
      71,500   Radian Group, Inc. ......          835,120
     106,200   SAFECO Corp. ............        5,913,216
      59,000   The Commerce Group,
                 Inc. .................         2,122,820
      41,700   Unitrin, Inc. ...........        2,001,183
      34,488   Willis Group Holdings,
                 Ltd. (Bermuda)........         1,309,509
     114,248   XL Capital, Ltd. -- Class
                 A (Cayman Islands)....         5,747,817
                                           --------------
                                               83,755,100
                                           --------------
               INTERNET SERVICES -- 0.2%
      46,984   McAfee, Inc.*............        1,761,900
                                           --------------
               LEISURE AND RECREATION -- 0.7%
      65,451   National CineMedia,
                 Inc. .................         1,650,020
      93,992   Regal Entertainment
                 Group -- Class A (8)..         1,698,435
      77,518   Royal Caribbean Cruises,
                 Ltd. (Liberia) (8)....         3,289,864
                                           --------------
                                                6,638,319
                                           --------------
               MACHINERY -- 1.0%
      79,739   AGCO Corp.* (8)..........        5,420,658
      23,165   Rockwell Automation,
                 Inc. .................         1,597,458
      11,095   Terex Corp.*.............          727,499
      45,616   The Manitowoc Company,
                 Inc. .................         2,227,429
                                           --------------
                                                9,973,044
                                           --------------
               MANUFACTURING -- 3.2%
      61,000   American Woodmark
                 Corp. (8).............         1,108,980
     213,700   Carlisle Companies,
                 Inc. .................         7,913,312
      50,363   Cooper Industries,
                 Ltd. -- Class A
                 (Bermuda).............         2,663,195
      32,900   Crane Company............        1,411,410
      49,862   Eaton Corp. .............        4,834,121
      42,200   EnPro Industries, Inc.*..        1,293,430
      70,600   Furniture Brands
                 International,
                 Inc. (8)..............           710,236
      71,052   Ingersoll-Rand Company,
                 Ltd. -- Class A
                 (Bermuda).............         3,301,786
      86,300   Leggett & Platt, Inc. ...        1,505,072
      80,100   Parker Hannifin Corp. ...        6,032,331
      83,400   Tredegar Corp. ..........        1,341,072
                                           --------------
                                               32,114,945
                                           --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 3.5%
     228,800   CR Bard, Inc. ...........       21,690,240
      99,754   Health Management
                 Associates,
                 Inc. -- Class A.......           596,529
      40,457   Health Net, Inc.*........        1,954,073
      24,315   Humana, Inc.*............        1,831,163
      12,700   IMS Health, Inc. ........          292,608
      31,400   Kindred Healthcare,
                 Inc.*.................           784,372
      80,100   Kinetic Concepts, Inc.*..        4,290,156
      11,988   McKesson Corp. ..........          785,334
      39,594   Omnicare, Inc. (8).......          903,139
      23,000   Universal Health
                 Services,
                 Inc. -- Class B.......         1,177,600
                                           --------------
                                               34,305,214
                                           --------------

                       See notes to financial statements.

                             MID-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                 (CONTINUED)

               METALS AND MINING -- 1.7%
      61,600   Allegheny Technologies,
                 Inc. (8)..............    $    5,322,240
      21,767   Freeport-McMoRan Copper &
                 Gold, Inc. ...........         2,229,811
      83,803   Nucor Corp. .............        4,962,814
      33,200   United States Steel
                 Corp. ................         4,014,212
                                           --------------
                                               16,529,077
                                           --------------
               OFFICE EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 0.6%
      99,900   IKON Office Solutions,
                 Inc. .................         1,300,698
      12,612   Pitney Bowes, Inc. (8)...          479,760
     173,100   Steelcase, Inc. -- Class
                 A.....................         2,747,097
     104,300   Xerox Corp. .............        1,688,617
                                           --------------
                                                6,216,172
                                           --------------
               OIL, COAL AND GAS -- 9.5%
      82,212   BJ Services Company......        1,994,463
      54,276   Cameron International
                 Corp.*................         2,612,304
      25,398   Chesapeake Energy
                 Corp. ................           995,602
     123,567   El Paso Corp. ...........        2,130,295
      68,780   Enbridge, Inc.
                 (Canada) (8)..........         2,780,775
      99,232   ENSCO International,
                 Inc. .................         5,916,212
     185,300   Equitable Resources,
                 Inc. (8)..............         9,872,784
      48,980   Hess Corp. ..............        4,940,123
      97,200   Marathon Oil Corp. ......        5,915,592
      19,436   Nabors Industries, Ltd.
                 (Bermuda)*............           532,352
      15,555   National-Oilwell Varco,
                 Inc.*.................         1,142,670
      48,039   Newfield Exploration
                 Company*..............         2,531,655
     184,800   ONEOK, Inc. .............        8,273,496
     188,500   Patterson-UTI Energy,
                 Inc. .................         3,679,520
      47,946   Pioneer Natural Resources
                 Company (8)...........         2,341,683
     408,983   Questar Corp. ...........       22,125,980
      16,886   Smith International,
                 Inc. .................         1,247,031
      45,714   Southwestern Energy
                 Company*..............         2,547,184
      85,109   Sunoco, Inc. ............        6,165,296
      33,000   Swift Energy Company*....        1,455,630
      13,545   Transocean, Inc.
                 (Cayman Islands)......         1,938,967
      30,255   Weatherford
                 International, Ltd.
                 (Bermuda)*............         2,075,493
                                           --------------
                                               93,215,107
                                           --------------
               PAPER AND FOREST PRODUCTS -- 0.4%
      99,600   International Paper
                 Company...............         3,225,048
      36,315   MeadWestvaco Corp. ......        1,136,660
                                           --------------
                                                4,361,708
                                           --------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 1.7%
      42,900   Forest Laboratories,
                 Inc.*.................         1,563,705
      24,685   Hospira, Inc.*...........        1,052,568
     263,322   King Pharmaceuticals,
                 Inc.*.................         2,696,417
      95,300   Millipore Corp.*.........        6,974,054
     253,315   Mylan Laboratories,
                 Inc. (8)..............         3,561,609
      22,256   Watson Pharmaceuticals,
                 Inc.*.................           604,028
                                           --------------
                                               16,452,381
                                           --------------
               PRINTING AND PUBLISHING -- 0.3%
      80,000   Gannett Company, Inc. ...        3,120,000
                                           --------------
               REAL ESTATE DEVELOPMENT AND
                 SERVICES -- 0.1%
      20,717   The St. Joe Company (8)..          735,661
                                           --------------
               REAL ESTATE INVESTMENT TRUSTS -- 2.3%
     210,000   Anthracite Capital,
                 Inc. (8)..............         1,520,400
       5,416   Boston Properties,
                 Inc. .................           497,243
      36,100   Capital Trust,
                 Inc. -- Class A (8)...         1,106,465
      38,449   Equity Residential.......        1,402,235
      84,700   Hospitality Properties
                 Trust.................         2,729,034
     114,600   HRPT Properties Trust....          885,858
     320,400   iStar Financial,
                 Inc. (8)..............         8,346,420
     128,200   Medical Properties Trust,
                 Inc. (8)..............         1,306,358
      38,998   RAIT Investment
                 Trust (8).............           336,163
      36,808   Rayonier, Inc. ..........        1,738,810
      12,576   Simon Property Group,
                 Inc. .................         1,092,351
      90,200   Sunstone Hotel Investors,
                 Inc. (8)..............         1,649,758
                                           --------------
                                               22,611,095
                                           --------------
               RETAIL -- 2.7%
      61,000   Borders Group, Inc. (8)..          649,650
     321,000   Dollar Tree Stores,
                 Inc.*.................         8,320,320
      66,205   Family Dollar Stores,
                 Inc. (8)..............         1,273,122
     191,300   JC Penney Company,
                 Inc. .................         8,415,288
     338,100   Staples, Inc. ...........        7,799,967
      31,805   The Bon-Ton Stores,
                 Inc. (8)..............           301,829
                                           --------------
                                               26,760,176
                                           --------------
               RETAIL: RESTAURANTS -- 0.3%
      56,700   Brinker International,
                 Inc. .................         1,109,052

                       See notes to financial statements.

                             MID-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               RETAIL: RESTAURANTS (CONTINUED)

      43,000   Darden Restaurants,
                 Inc. .................    $    1,191,530
     110,900   Ruby Tuesday, Inc. ......        1,081,275
                                           --------------
                                                3,381,857
                                           --------------
               RETAIL: SUPERMARKETS -- 0.5%
      83,500   SUPERVALU, Inc. .........        3,132,920
      55,700   The Kroger Company.......        1,487,747
                                           --------------
                                                4,620,667
                                           --------------

               RUBBER PRODUCTS -- 0.2%
      79,013   The Goodyear Tire &
                 Rubber Company*.......         2,229,747
                                           --------------
               SCIENTIFIC AND TECHNICAL
                 INSTRUMENTS -- 0.2%
      14,957   Agilent Technologies,
                 Inc.*.................           549,520
      40,100   Cymer, Inc.*.............        1,561,093
                                           --------------
                                                2,110,613
                                           --------------
               SEMICONDUCTORS -- 2.6%
      44,500   Analog Devices, Inc. ....        1,410,650
      57,342   Intersil Corp. -- Class
                 A.....................         1,403,732
   1,483,637   LSI Corp.* (8)...........        7,878,113
      63,407   Maxim Integrated
                 Products, Inc. .......         1,679,017
      47,184   Microchip Technology,
                 Inc. (8)..............         1,482,521
     197,136   Micron Technology,
                 Inc.*.................         1,429,236
      74,700   MKS Instruments, Inc.*...        1,429,758
      82,177   National Semiconductor
                 Corp. ................         1,860,487
      55,100   Novellus Systems, Inc.*..        1,519,107
     381,400   STMicroelectronics NV
                 (the
                 Netherlands) (8)......         5,454,021
                                           --------------
                                               25,546,642
                                           --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 0.9%
     107,349   CenturyTel, Inc. ........        4,450,689
       7,614   Embarq Corp. ............          377,121
     250,850   Qwest Communications
                 International,
                 Inc.* (8).............         1,758,459
     154,476   Tellabs, Inc.*...........        1,010,273
     125,575   Windstream Corp. ........        1,634,987
                                           --------------
                                                9,231,529
                                           --------------
               TOOLS -- 0.2%
      41,290   The Stanley Works........        2,001,739
                                           --------------
               TOYS -- 0.6%
      84,750   Hasbro, Inc. ............        2,167,905
     222,600   Mattel, Inc. ............        4,238,304
                                           --------------
                                                6,406,209
                                           --------------
               TRANSPORTATION -- 0.9%
      31,300   Arkansas Best Corp. (8)..          686,722
      80,441   CSX Corp. ...............        3,537,796
      22,962   Kansas City Southern*....          788,285
      39,800   Overseas Shipholding
                 Group, Inc. ..........         2,962,314
      57,500   YRC Worldwide,
                 Inc.* (8).............           982,675
                                           --------------
                                                8,957,792
                                           --------------

               UTILITIES -- 9.4%
      54,700   AGL Resources, Inc. .....        2,058,908
     153,500   Allegheny Energy, Inc. ..        9,764,135
      65,300   Alliant Energy Corp. ....        2,657,057
      97,462   American Electric Power
                 Company, Inc. ........         4,537,831
     446,100   CMS Energy Corp. ........        7,753,218
      26,632   Consolidated Edison,
                 Inc. .................         1,300,973
      80,937   DTE Energy Company.......        3,557,991
      28,160   Edison International.....        1,502,899
      27,931   Mirant Corp.* (8)........        1,088,750
     190,074   NiSource, Inc. ..........        3,590,498
     117,985   Pinnacle West Capital
                 Corp. ................         5,003,744
     270,822   PPL Corp. ...............       14,107,118
      24,800   Progress Energy, Inc. ...        1,201,064
     135,900   Puget Energy, Inc. ......        3,727,737
     213,949   Sempra Energy............       13,239,164
     116,200   TECO Energy, Inc. (8)....        1,999,802
      86,300   Westar Energy, Inc. .....        2,238,622
     168,400   Wisconsin Energy Corp. ..        8,202,764
     179,800   Xcel Energy, Inc. .......        4,058,086
                                           --------------
                                               91,590,361
                                           --------------
               TOTAL COMMON STOCKS
                 (Cost $956,275,889)...       957,236,571
                                           --------------

  PRINCIPAL
  ---------
               CONVERTIBLE BONDS -- 0.0%
               TELECOMMUNICATIONS
                 EQUIPMENT AND SERVICES
$    251,000   Qwest Communications
                 International, Inc.,
                 3.50%, 11/15/25
                 (Cost $393,972).......           336,026
                                           --------------
               SHORT TERM US GOVERNMENT
                 AGENCY
                 SECURITIES--0.6%
               FEDERAL HOME LOAN BANK
   6,300,000   1.02%, 01/02/08
                 (Cost $6,299,822).....         6,299,822
                                           --------------

                       See notes to financial statements.

                             MID-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

  PRINCIPAL                                     VALUE
  ---------                                --------------
               CONVERTIBLE BONDS (CONTINUED)
               SECURITIES LENDING COLLATERAL--13.7%
$135,672,142   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $135,672,142)...    $  135,672,142
                                           --------------
               TOTAL SECURITIES
                 (Cost
                 $1,098,641,825).......     1,099,544,561
                                           --------------
               REPURCHASE AGREEMENTS -- 3.1%
  30,287,152   With State Street Bank
                 and Trust, dated
                 12/31/07, 3.80%, due
                 01/02/08, repurchase
                 proceeds at maturity
                 $30,293,546
                 (Collateralized by
                 various Fannie Mae
                 Adjustable Rate
                 Mortgages, 4.06%-
                 5.36%, due 03/01/33-
                 05/01/33, with a total
                 value of $25,827,606,
                 and various Freddie
                 Mac Adjustable Rate
                 Mortgages, 5.38%-
                 5.61%, due 05/01/36-
                 05/15/36, with a total
                 value of $5,069,734)
                 (Cost $30,287,152)....        30,287,152
                                           --------------
               Total
                 Investments -- 114.3%
                 (Cost
                 $1,128,928,977).......     1,129,831,713
               Liabilities less other
                 assets -- (14.3)%.....      (141,654,503)
                                           --------------
               NET ASSETS -- 100.0%.....   $  988,177,210
                                           ==============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $1,131,980,949.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $ 103,954,825
Gross unrealized depreciation..    (106,104,061)
                                  -------------
Net unrealized depreciation....   $  (2,149,236)
                                  =============



--------

     See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS -- 99.1%
              AEROSPACE AND DEFENSE--2.0%
    127,995   BE Aerospace, Inc.*.......   $  6,770,936
                                           ------------
              AGRICULTURE -- 2.6%
     92,000   The Mosaic Company*.......      8,679,280
                                           ------------
              APPAREL: MANUFACTURING AND RETAIL -- 3.7%
     69,315   J Crew Group, Inc.* (8)...      3,341,676
     70,800   Phillips-Van Heusen
                Corp. (8)..............       2,609,688
    233,000   The Gap, Inc. ............      4,958,240
     62,000   Urban Outfitters, Inc.*...      1,690,120
                                           ------------
                                             12,599,724
                                           ------------
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 1.2%
     86,000   BorgWarner, Inc. .........      4,163,260
                                           ------------
              BANKS AND FINANCIAL SERVICES -- 2.3%
     35,295   BlackRock, Inc. (8).......      7,651,956
                                           ------------
              BROADCAST SERVICES/MEDIA -- 1.0%
     68,000   Dolby Laboratories,
                Inc. -- Class A*.......       3,380,960
                                           ------------
              BUSINESS SERVICES AND SUPPLIES -- 2.2%
    120,440   FTI Consulting, Inc.*.....      7,423,922
                                           ------------
              COMMERCIAL SERVICES -- 1.4%
    173,980   Quanta Services,
                Inc.* (8)..............       4,565,235
                                           ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 6.0%
    312,355   Activision, Inc.*.........      9,276,943
     69,830   DST Systems, Inc.*........      5,764,467
     85,000   Salesforce.com, Inc.*.....      5,328,650
                                           ------------
                                             20,370,060
                                           ------------
              CONSTRUCTION SERVICES AND
                SUPPLIES -- 2.8%
    157,250   Chicago Bridge & Iron
                Company NV (the
                Netherlands)...........       9,504,190
                                           ------------
              CONSUMER GOODS AND SERVICES -- 3.4%
     64,000   Church & Dwight Company,
                Inc. ..................       3,460,480
    193,708   Fossil, Inc.*.............      8,131,862
                                           ------------
                                             11,592,342
                                           ------------
              CONTAINERS AND PACKAGING -- 3.0%
    205,225   Owens-Illinois,
                Inc.* (8)..............      10,158,638
                                           ------------
              DIVERSIFIED OPERATIONS AND
                SERVICES -- 2.8%
    132,660   Textron, Inc. ............      9,458,658
                                           ------------
              EDUCATION -- 2.9%
     98,900   Apollo Group,
                Inc. -- Class A*.......       6,937,835
     32,575   ITT Educational Services,
                Inc.*..................       2,777,670
                                           ------------
                                              9,715,505
                                           ------------

              ELECTRONICS -- 1.3%
    255,721   Gentex Corp. .............      4,544,162
                                           ------------
              ENERGY SERVICES -- 5.1%
     23,000   First Solar, Inc.*........      6,144,220
    122,095   McDermott International,
                Inc. (Panama)*.........       7,207,268
     29,460   SunPower Corp. -- Class
                A* (8).................       3,841,289
                                           ------------
                                             17,192,777
                                           ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND
                RECYCLING SERVICES -- 2.1%
    119,140   Stericycle, Inc.* (8).....      7,076,916
                                           ------------
              FOOD AND BEVERAGE -- 3.3%
    120,815   Molson Coors Brewing
                Company -- Class B.....       6,236,470
     84,000   Wm Wrigley Jr Company.....      4,918,200
                                           ------------
                                             11,154,670
                                           ------------
              INSURANCE -- 1.5%
     76,000   Assurant, Inc. ...........      5,084,400
                                           ------------
              INTERNET SERVICES -- 4.8%
    101,000   Akamai Technologies,
                Inc.*..................       3,494,600
     50,405   DealerTrack Holdings,
                Inc.*..................       1,687,055
    160,000   Expedia, Inc.*............      5,059,200
    173,985   Juniper Networks, Inc.*...      5,776,302
                                           ------------
                                             16,017,157
                                           ------------
              MACHINERY -- 1.7%
     88,000   Joy Global, Inc. .........      5,792,160
                                           ------------
              MANUFACTURING -- 4.2%
     36,450   Precision Castparts
                Corp. .................       5,055,615
     87,998   SPX Corp. ................      9,050,594
                                           ------------
                                             14,106,209
                                           ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 9.9%
     72,000   Hologic, Inc.*............      4,942,080
     50,000   IDEXX Laboratories,
                Inc.*..................       2,931,500
     22,700   Intuitive Surgical,
                Inc.* (8)..............       7,366,150
     34,000   Invitrogen Corp.*.........      3,175,940
    103,000   Varian Medical Systems,
                Inc.*..................       5,372,480
    212,195   VCA Antech, Inc.*.........      9,385,385
                                           ------------
                                             33,173,535
                                           ------------
              OIL, COAL AND GAS -- 11.9%
    212,400   Cameron International
                Corp.*.................      10,222,811
     29,000   Diamond Offshore Drilling,
                Inc. (8)...............       4,118,000
    143,460   Quicksilver Resources,
                Inc.* (8)..............       8,548,780
    108,635   Range Resources Corp. ....      5,579,494
    120,160   SandRidge Energy,
                Inc.* (8)..............       4,308,938

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)

    125,190   Southwestern Energy
                Company*...............    $  6,975,587
                                           ------------
                                             39,753,610
                                           ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 4.5%
    102,815   Allergan, Inc. ...........      6,604,836
     62,000   Express Scripts, Inc.*....      4,526,000
    263,000   Millennium
                Pharmaceuticals,
                Inc.*..................       3,939,740
                                           ------------
                                             15,070,576
                                           ------------

              RETAIL: RESTAURANTS -- 2.0%
     45,195   Chipotle Mexican Grill,
                Inc. -- Class A* (8)...       6,646,829
                                           ------------
              SCIENTIFIC AND TECHNICAL
                INSTRUMENTS -- 4.3%
     62,980   Mettler-Toledo
                International, Inc.*...       7,167,124
    129,595   Thermo Fisher Scientific,
                Inc.*..................       7,475,040
                                           ------------
                                             14,642,164
                                           ------------
              SEMICONDUCTORS -- 0.9%
     94,000   NVIDIA Corp.*.............      3,197,880
                                           ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 4.3%
    184,501   American Tower
                Corp. -- Class A*......       7,859,742
     92,760   Ciena Corp.* (8)..........      3,164,044
     85,190   Crown Castle International
                Corp.*.................       3,543,904
                                           ------------
                                             14,567,690
                                           ------------
              TOTAL COMMON STOCKS
                (Cost $266,446,441)....     334,055,401
                                           ------------


 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 13.7%
$46,035,620   Securities Lending
                Collateral Investment
                (Note 4)
                (Cost $46,035,620).....    $ 46,035,620
                                           ------------
              TOTAL SECURITIES
                (Cost $312,482,061)....     380,091,021
                                           ------------
              REPURCHASE
                AGREEMENTS--1.1%
  3,822,912   With State Street Bank and
                Trust, dated 12/31/07,
                3.80%, due 01/02/08,
                repurchase proceeds at
                maturity $3,823,719
                (Collateralized by
                various Fannie Mae
                Adjustable Rate
                Mortgages, 4.32% -
                4.35%, due 02/01/34,
                with a total value of
                $3,223,570 and Freddie
                Mac Adjustable Rate
                Mortgage, 4.09%, due
                04/01/35, with a value
                of $677,710)
                (Cost $3,822,912)......       3,822,912
                                           ------------
              Total
                Investments -- 113.9%
                (Cost $316,304,973)....     383,913,933
              Liabilities less other
                assets -- (13.9)%......     (46,725,029)
                                           ------------
              NET ASSETS -- 100.0%......   $337,188,904
                                           ============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $316,338,672.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation...   $72,725,165
Gross unrealized depreciation...    (5,149,904)
                                   -----------
Net unrealized appreciation.....   $67,575,261
                                   ===========



--------

     See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                            SMALL-CAP VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS -- 98.0%
              ADVERTISING -- 1.2%
     73,511   Getty Images, Inc.*.......   $  2,131,819
                                           ------------
              AGRICULTURE -- 0.1%
      5,500   The Andersons, Inc. (8)...        246,400
                                           ------------
              AIRLINES -- 0.3%
     20,787   Alaska Air Group,
                Inc.* (8)..............         519,883
                                           ------------
              APPAREL: MANUFACTURING AND RETAIL -- 2.5%
     32,975   Brown Shoe Company,
                Inc. ..................         500,231
     20,600   Hot Topic, Inc.*..........        119,892
     85,496   Jos A Bank Clothiers,
                Inc.* (8)..............       2,432,361
     80,123   K-Swiss, Inc. -- Class A..      1,450,226
      5,900   The Warnaco Group, Inc.*..        205,320
                                           ------------
                                              4,708,030
                                           ------------

              AUTOMOBILE: RENTAL -- 0.2%
     12,981   Dollar Thrifty Automotive
                Group, Inc.*...........         307,390
                                           ------------
              AUTOMOBILE: RETAIL -- 0.2%
     27,963   Asbury Automotive Group,
                Inc. ..................         420,843
                                           ------------
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 4.0%
     20,000   American Axle &
                Manufacturing Holdings,
                Inc. ..................         372,400
     50,732   BorgWarner, Inc. .........      2,455,936
     16,100   Lear Corp.*...............        445,326
     37,489   Monaco Coach Corp. .......        332,902
     52,245   Oshkosh Truck Corp. ......      2,469,099
    179,479   Spartan Motors, Inc. (8)..      1,371,220
                                           ------------
                                              7,446,883
                                           ------------

              BANKS AND FINANCIAL SERVICES -- 12.4%
     36,100   Advanta Corp. -- Class B..        291,327
    157,553   Brookline Bancorp,
                Inc. (8)...............       1,600,738
     82,303   Calamos Asset Management,
                Inc. -- Class A........       2,450,984
     17,161   Cash America
                International, Inc. ...         554,300
     31,600   Central Pacific Financial
                Corp. .................         583,336
    113,572   Citizens Banking
                Corp. -- Michigan (8)..       1,647,930
      8,572   City Bank (8).............        192,184
      7,000   CoBiz Financial, Inc. ....        104,090
    109,882   Corus Bankshares,
                Inc. (8)...............       1,172,441
    202,396   First Commonwealth
                Financial Corp. (8)....       2,155,517
     15,400   First Niagara Financial
                Group, Inc. ...........         185,416
      9,800   First State Bancorp.......        136,220
      7,500   FirstMerit Corp. .........        150,075
     31,011   Frontier Financial
                Corp. (8)..............         575,874
     36,798   Integra Bank Corp. .......        519,220
     44,936   Midwest Banc Holdings,
                Inc. ..................         558,105
      9,625   National Financial
                Partners Corp. (8).....         438,996
     31,200   National Penn Bancshares,
                Inc. (8)...............         472,368
     20,600   Nelnet, Inc. -- Class A...        261,826
     39,870   Sandy Spring Bancorp,
                Inc. ..................       1,109,183
     17,200   Sterling Financial
                Corp. -- Spokane.......         288,788
    155,771   SWS Group, Inc. ..........      1,973,619
      9,600   The South Financial Group,
                Inc. ..................         150,048
     19,082   UMB Financial Corp. ......        731,986
     15,400   Waddell & Reed Financial,
                Inc. -- Class A........         555,786
     92,025   Washington Federal,
                Inc. ..................       1,942,648
     19,912   West Coast Bancorp........        368,372
     68,539   Whitney Holding Corp. ....      1,792,295
                                           ------------
                                             22,963,672
                                           ------------

              BROADCAST SERVICES/MEDIA -- 1.2%
    159,583   Journal Communications,
                Inc. -- Class A........       1,426,672
     43,000   Lin TV Corp. -- Class A*..        523,310
     37,200   Sinclair Broadcast Group,
                Inc. -- Class A (8)....         305,412
                                           ------------
                                              2,255,394
                                           ------------
              BUSINESS SERVICES AND SUPPLIES -- 0.6%
     15,600   Deluxe Corp. .............        513,085
      6,886   Heidrick & Struggles
                International, Inc. ...         255,539
     59,019   Spherion Corp.*...........        429,658
                                           ------------
                                              1,198,282
                                           ------------

              CHEMICALS -- 1.2%
     17,857   Arch Chemicals, Inc. .....        656,245
      6,800   Ferro Corp. ..............        140,964
     28,653   HB Fuller Company.........        643,260
     10,194   Innospec, Inc. ...........        174,929
      3,600   Minerals Technologies,
                Inc. ..................         241,020
     21,562   Spartech Corp. ...........        304,024
      7,990   Zep, Inc.*................        110,821
                                           ------------
                                              2,271,263
                                           ------------

              COMMERCIAL SERVICES -- 0.1%
     10,200   TNS, Inc. (8).............        181,050
                                           ------------

              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 5.1%
     29,900   Agilysys, Inc. ...........        452,088
     10,700   Avid Technology,
                Inc.* (8)..............         303,238
      4,113   Black Box Corp. ..........        148,767
     15,574   CACI International,
                Inc. -- Class A*.......         697,248
    177,214   Digi International,
                Inc.*..................       2,514,667
    128,000   Extreme Networks, Inc.*...        453,120
     20,909   Manhattan Associates,
                Inc.*..................         551,161
     68,255   MTS Systems Corp. ........      2,912,441
     12,000   Schawk, Inc. .............        186,240
     12,028   SRA International,
                Inc. -- Class A*.......         354,225

                       See notes to financial statements.

                            SMALL-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                (CONTINUED)

     32,193   Sybase, Inc.*.............   $    839,915
                                           ------------
                                              9,413,110
                                           ------------

              CONSTRUCTION SERVICES AND
                SUPPLIES -- 2.3%
     11,700   Comfort System USA,
                Inc. ..................         149,526
     46,572   Granite Construction,
                Inc. ..................       1,684,975
     18,300   NCI Building Systems,
                Inc.* (8)..............         526,857
      7,600   Perini Corp.*.............        314,792
     53,242   Universal Forest Products,
                Inc. (8)...............       1,568,509
                                           ------------
                                              4,244,659
                                           ------------

              CONSUMER GOODS AND SERVICES -- 2.1%
      7,100   Chattem, Inc.* (8)........        536,334
      4,600   CSS Industries, Inc. .....        168,820
    133,786   Helen of Troy, Ltd.
                (Bermuda)*.............       2,293,092
      2,800   Inter Parfums, Inc. ......         50,316
     19,300   Libbey, Inc. (8)..........        305,712
     22,025   Regis Corp. ..............        615,819
                                           ------------
                                              3,970,093
                                           ------------

              CONTAINERS AND PACKAGING -- 0.4%
     13,711   Silgan Holdings, Inc. ....        712,149
                                           ------------

              DIVERSIFIED OPERATIONS AND
                SERVICES -- 1.7%
     10,917   Chemed Corp. .............        610,042
     62,406   ESCO Technologies,
                Inc.* (8)..............       2,492,496
                                           ------------
                                              3,102,538
                                           ------------

              ELECTRONICS -- 1.0%
     17,069   CTS Corp. ................        169,495
     36,672   Methode Electronics,
                Inc. ..................         602,888
     17,251   Plexus Corp.*.............        453,011
     23,316   Technitrol, Inc. .........        666,371
                                           ------------
                                              1,891,765
                                           ------------

              ENGINEERING -- 0.4%
     28,700   EMCOR Group, Inc.*........        678,181
                                           ------------

              ENVIRONMENTAL WASTE MANAGEMENT AND
                RECYCLING SERVICES -- 0.1%
     11,300   Casella Waste Systems,
                Inc.*..................         147,352
                                           ------------

              EQUIPMENT RENTAL AND LEASING -- 0.2%
     20,156   Rent-A-Center, Inc.*......        292,665
                                           ------------

              FOOD AND BEVERAGE -- 0.7%
     12,000   Performance Food Group
                Company*...............         322,440
     10,389   Ralcorp Holdings, Inc.*...        631,547
      7,300   The Boston Beer Company,
                Inc. -- Class A*.......         274,845
                                           ------------
                                              1,228,832
                                           ------------

              FUNERAL SERVICES -- 1.7%
    227,182   Service Corp.
                International..........       3,191,907
                                           ------------

              INSURANCE -- 6.1%
     48,100   American Equity Investment
                Life Holding
                Company (8)............         398,749
     14,814   American Physicians
                Capital, Inc. .........         614,188
     24,737   Aspen Insurance Holdings,
                Ltd. (Bermuda).........         713,415
      3,300   Assured Guaranty, Ltd.
                (Bermuda)..............          87,582
     27,231   CNA Surety Corp.*.........        538,901
     20,431   Delphi Financial Group,
                Inc. -- Class A........         720,807
     16,959   FBL Financial Group,
                Inc. -- Class A........         585,594
     20,809   Max Capital Group, Ltd.
                (Bermuda)..............         582,444
     50,779   Meadowbrook Insurance
                Group, Inc.*...........         477,830
     34,211   Montpelier Re Holdings,
                Ltd. (Bermuda) (8).....         581,929
     13,500   Odyssey Re Holdings
                Corp. .................         495,585
     18,337   Platinum Underwriters
                Holdings, Ltd.
                (Bermuda)..............         652,064
      3,490   RLI Corp. ................        198,197
     70,140   The Commerce Group,
                Inc. ..................       2,523,638
     29,566   The Phoenix Companies,
                Inc. ..................         350,948
     16,747   United America Indemnity,
                Ltd. -- Class A (Cayman
                Islands)*..............         333,600
     21,500   United Fire & Casualty
                Company................         625,435
     18,939   Zenith National Insurance
                Corp. .................         847,142
                                           ------------
                                             11,328,048
                                           ------------

              INTERNET SERVICES -- 0.5%
     77,679   S1 Corp.*.................        567,057
     19,645   Vignette Corp.*...........        287,013
                                           ------------
                                                854,070
                                           ------------

              LEISURE AND RECREATION -- 0.9%
    102,807   The Marcus Corp. .........      1,588,368
                                           ------------

              MACHINERY -- 2.3%
    108,685   Applied Industrial
                Technologies, Inc. ....       3,154,038
      4,500   Regal-Beloit Corp. .......        202,275
      2,600   Robbins & Myers, Inc. ....        196,638
     22,692   Sauer-Danfoss, Inc. ......        568,435
      6,200   Tecumseh Products
                Company -- Class A*....         145,142
                                           ------------
                                              4,266,528
                                           ------------

              MANUFACTURING -- 4.4%
     15,980   Acuity Brands, Inc. ......        719,100
     19,068   AO Smith Corp. ...........        668,333
     12,700   Blount International,
                Inc.*..................         156,337
     51,049   CIRCOR International,
                Inc. ..................       2,366,632
     16,100   Encore Wire Corp. ........        256,312

                       See notes to financial statements.

                            SMALL-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              MANUFACTURING (CONTINUED)

     11,727   EnPro Industries, Inc.*...   $    359,433
     33,871   Gibraltar Industries,
                Inc. ..................         522,291
     35,621   GrafTech International,
                Ltd.*..................         632,273
     83,249   Watts Water Technologies,
                Inc. (8)...............       2,480,819
                                           ------------
                                              8,161,530
                                           ------------

              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 4.9%
     11,400   Amedisys, Inc.* (8).......        553,128
     18,423   AMERIGROUP Corp.*.........        671,518
     16,900   Cross Country Healthcare,
                Inc.*..................         240,656
     12,600   Invacare Corp. ...........        317,520
      2,800   Inverness Medical
                Innovations,
                Inc.* (8)..............         157,304
     11,858   Landauer, Inc. ...........        614,837
     56,857   Magellan Health Services,
                Inc.*..................       2,651,243
      7,408   MedCath Corp.*............        181,940
     58,764   Owens & Minor, Inc. ......      2,493,357
     93,501   Syneron Medical, Ltd.
                (Israel)* (8)..........       1,250,108
                                           ------------
                                              9,131,611
                                           ------------

              METALS AND MINING -- 0.2%
      1,900   AMCOL International
                Corp. .................          68,457
      8,200   Mueller Industries,
                Inc. ..................         237,718
                                           ------------
                                                306,175
                                           ------------

              OFFICE EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.2%
     26,700   IKON Office Solutions,
                Inc. ..................         347,634
                                           ------------

              OIL, COAL AND GAS -- 8.9%
     22,200   Allis-Chalmers Energy,
                Inc.* (8)..............         327,450
      6,225   Dawson Geophysical
                Company*...............         444,839
      4,900   Exterran Holdings, Inc.*..        400,820
     61,760   Frontier Oil Corp. .......      2,506,221
     41,600   Grey Wolf, Inc.*..........        221,728
     17,735   Gulf Island Fabrication,
                Inc. ..................         562,377
     18,411   Headwaters, Inc.* (8).....        216,145
     41,269   Holly Corp. ..............      2,100,179
     61,056   National Fuel Gas
                Company................       2,850,094
     37,300   Newpark Resources, Inc.*..        203,285
     19,190   Oil States International,
                Inc.* (8)..............         654,763
     29,680   Parker Drilling Company*..        224,084
     63,653   Penn Virginia Corp. ......      2,777,180
      9,000   Swift Energy Company*.....        396,990
      7,000   T-3 Energy Services,
                Inc.*..................         329,070
     79,043   World Fuel Services
                Corp. .................       2,294,618
                                           ------------
                                             16,509,843
                                           ------------

              PAPER AND FOREST PRODUCTS -- 0.4%
     34,163   Buckeye Technologies,
                Inc.*..................         427,037
     14,282   Rock-Tenn Company -- Class
                A......................         362,906
                                           ------------
                                                789,943
                                           ------------

              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 5.2%
     92,074   Exponent, Inc.*...........      2,489,681
    162,208   Mannatech, Inc. (8).......      1,025,155
     22,700   Martek Biosciences
                Corp.* (8).............         671,466
     80,087   Perrigo Company...........      2,803,845
     60,474   West Pharmaceutical
                Services, Inc. ........       2,454,640
     44,400   XOMA, Ltd. (Bermuda)*.....        150,516
                                           ------------
                                              9,595,303
                                           ------------

              PRINTING AND PUBLISHING -- 0.2%
     16,800   Bowne & Company, Inc. ....        295,680
                                           ------------

              REAL ESTATE INVESTMENT TRUSTS -- 8.5%
     58,298   Ashford Hospitality
                Trust..................         419,163
     50,600   CapLease, Inc. (8)........        426,052
     12,400   Cedar Shopping Centers,
                Inc. ..................         126,852
     11,524   Entertainment Properties
                Trust..................         541,628
      7,200   Extra Space Storage,
                Inc. ..................         102,888
     12,522   First Industrial Realty
                Trust, Inc. (8)........         433,261
     19,800   First Potomac Realty
                Trust..................         342,342
     68,966   Getty Realty Corp. .......      1,840,013
     85,303   Healthcare Realty Trust,
                Inc. (8)...............       2,165,843
     48,303   Hersha Hospitality Trust..        458,879
     60,366   Investors Real Estate
                Trust (8)..............         541,483
     14,947   LaSalle Hotel
                Properties (8).........         476,809
      9,800   Lexington Realty Trust....        142,492
      9,400   MFA Mortgage Investments,
                Inc. (8)...............          86,950
     90,239   National Retail
                Properties, Inc. (8)...       2,109,788
     22,000   Pennsylvania Real Estate
                Investment Trust.......         652,960
     23,100   Ramco-Gershenson
                Properties Trust.......         493,647
     48,835   Rayonier, Inc. (8)........      2,306,965
      5,844   Realty Income Corp. (8)...        157,905
     37,196   Sovran Self Storage,
                Inc. ..................       1,491,560
     27,873   Sunstone Hotel Investors,
                Inc. (8)...............         509,797
                                           ------------
                                             15,827,277
                                           ------------

              RETAIL -- 3.8%
    155,500   Blockbuster, Inc. -- Class
                A* (8).................         606,450
     23,100   Borders Group, Inc. ......        246,015
     24,539   Casey's General Stores,
                Inc. ..................         726,600
    167,712   EZCORP, Inc. -- Class A*..      1,893,468
     19,100   Gaiam, Inc.* (8)..........        566,888
     10,938   Jo-Ann Stores, Inc.*......        143,069
     98,897   The Pantry, Inc.* (8).....      2,584,179

                       See notes to financial statements.

                            SMALL-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)

     37,900   West Marine, Inc.*........   $    340,342
                                           ------------
                                              7,107,011
                                           ------------

              RETAIL: RESTAURANTS -- 0.6%
     15,123   AFC Enterprises, Inc.*....        171,192
      7,200   IHOP Corp. ...............        263,376
     15,086   Jack in the Box, Inc.*....        388,767
     16,100   Landry's Restaurants,
                Inc. (8)...............         317,170
                                           ------------
                                              1,140,505
                                           ------------

              RETAIL: SUPERMARKETS -- 1.3%
      8,600   Spartan Stores, Inc. .....        196,510
     55,289   Weis Markets, Inc. .......      2,208,243
                                           ------------
                                              2,404,753
                                           ------------

              RUBBER PRODUCTS -- 0.0%
      3,100   Cooper Tire & Rubber
                Company................          51,398
                                           ------------

              SCIENTIFIC AND TECHNICAL
                INSTRUMENTS -- 0.3%
      7,162   Varian, Inc.*.............        467,679
                                           ------------

              SEMICONDUCTORS -- 1.4%
    191,855   Conexant Systems, Inc.*...        159,240
    126,628   OmniVision Technologies,
                Inc.* (8)..............       1,981,728
     55,596   PMC-Sierra, Inc.*.........        363,598
                                           ------------
                                              2,504,566
                                           ------------

              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.8%
     38,223   Alaska Communications
                Systems Group, Inc. ...         573,345
      2,010   Anixter International,
                Inc.*..................         125,163
     73,000   Cincinnati Bell, Inc.*....        346,750
     13,050   General Communication,
                Inc. -- Class A*.......         114,188
     19,300   Knology, Inc.*............        246,654
     33,700   Powerwave Technologies,
                Inc.* (8)..............         135,811
     45,060   Premiere Global Services,
                Inc.*..................         669,140
     37,600   RF Micro Devices,
                Inc.* (8)..............         214,696
      7,100   Shenandoah
                Telecommunications
                Company................         170,258
     13,131   Superior Essex, Inc.*.....        315,144
     12,000   SureWest Communications...        205,200
     10,900   Time Warner Telecom,
                Inc. -- Class A*.......         221,161
                                           ------------
                                              3,337,510
                                           ------------

              TRANSPORTATION -- 2.4%
     84,101   Arkansas Best Corp. (8)...      1,845,176
     11,955   Pacer International,
                Inc. ..................         174,543
     44,252   Tidewater, Inc. ..........      2,427,665
                                           ------------
                                              4,447,384
                                           ------------

              UTILITIES -- 4.0%
     59,522   American States Water
                Company................       2,242,789
     27,471   El Paso Electric
                Company*...............         702,433
     13,559   Nicor, Inc. (8)...........        574,224
     12,300   PNM Resources, Inc. ......        263,835
      7,900   The Empire District
                Electric Company.......         179,962
     68,289   UIL Holdings Corp. .......      2,523,278
     19,091   Unisource Energy Corp. ...        602,321
     10,674   Westar Energy, Inc. ......        276,884
                                           ------------
                                              7,365,726
                                           ------------

              TOTAL COMMON STOCKS
                (Cost $199,794,760)....     181,352,702
                                           ------------



 PRINCIPAL
 ---------

              SECURITIES LENDING COLLATERAL -- 22.6%
$41,860,487   Securities Lending
                Collateral Investment
                (Note 4)
                (Cost $41,860,487).....      41,860,487
                                           ------------
              TOTAL SECURITIES
                (Cost $241,655,247)....     223,213,189
                                           ------------

              REPURCHASE AGREEMENTS -- 1.9%
  3,558,021   With State Street Bank and
                Trust, dated 12/31/07,
                3.80%,
                due 01/02/08,
                repurchase proceeds at
                maturity $3,558,772
                (Collateralized by
                various Freddie Mac
                Adjustable Rate
                Mortgages, 4.09%-5.52%,
                due 04/01/35-04/01/36,
                with a total value of
                $3,630,678)
                (Cost $3,558,021) .....       3,558,021
                                           ------------
              Total
                Investments -- 122.5%
                (Cost $245,213,268)....     226,771,210
              Liabilities less other
                assets -- (22.5)%......     (41,634,605)
                                           ------------
              NET ASSETS -- 100.0%......   $185,136,605
                                           ============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $245,802,478.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $ 11,389,647
Gross unrealized depreciation..    (30,420,915)
                                  ------------
Net unrealized depreciation....   $(19,031,268)
                                  ============



--------

     See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS -- 97.0%
               AEROSPACE AND DEFENSE -- 1.2%
      78,820   Aerovironment,
                 Inc.* (8).............    $    1,907,444
      61,090   BE Aerospace, Inc.*......        3,231,661
      50,970   HEICO Corp. (8)..........        2,776,846
     125,870   Orbital Sciences Corp.*..        3,086,332
                                           --------------
                                               11,002,283
                                           --------------

               AGRICULTURE -- 0.7%
      59,000   CF Industries Holdings,
                 Inc. .................         6,493,540
                                           --------------

               AIRLINES -- 0.9%
     329,920   AirTran Holdings, Inc.*..        2,362,227
       5,100   Alaska Air Group, Inc.*..          127,551
     102,880   Allegiant Travel
                 Company*..............         3,306,563
       8,000   Continental Airlines,
                 Inc. -- Class B*......           178,000
     147,000   Pinnacle Airlines
                 Corp.* (8)............         2,241,750
                                           --------------
                                                8,216,091
                                           --------------

               APPAREL: MANUFACTURING AND RETAIL -- 3.8%
      93,600   Aeropostale, Inc.*.......        2,480,400
       1,500   Cherokee, Inc. ..........           48,405
       4,850   Columbia Sportswear
                 Company (8)...........           213,837
     151,900   Crocs, Inc.* (8).........        5,591,439
       6,350   Deckers Outdoor Corp.*...          984,631
      20,000   Guess?, Inc. ............          757,800
      98,930   Iconix Brand Group,
                 Inc.*.................         1,944,964
      21,700   J Crew Group, Inc.*......        1,046,157
      52,423   Jos A Bank Clothiers,
                 Inc.* (8).............         1,491,434
      23,100   Lululemon Athletica, Inc.
                 (Canada)* (8).........         1,094,247
      36,500   Phillips-Van Heusen
                 Corp. ................         1,345,390
     467,250   Quiksilver, Inc.*........        4,009,005
     403,858   Stage Stores, Inc. ......        5,977,098
     288,841   The Cato Corp. -- Class
                 A.....................         4,523,250
       6,600   The Warnaco Group,
                 Inc.*.................           229,680
      52,200   Urban Outfitters, Inc.*..        1,422,972
      62,940   Volcom, Inc.* (8)........        1,386,568
      62,600   Wolverine World Wide,
                 Inc. .................         1,534,952
                                           --------------
                                               36,082,229
                                           --------------

               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 1.3%
      84,600   Aftermarket Technology
                 Corp.*................         2,306,196
      88,270   Amerigon, Inc.*..........        1,866,028
      22,100   Hayes Lemmerz
                 International, Inc.*..           100,997
      54,600   Lear Corp.*..............        1,510,236
     162,195   Modine Manufacturing
                 Company...............         2,677,839
     144,700   Monaco Coach Corp. ......        1,284,936
      11,600   Oshkosh Truck Corp. .....          548,216
      35,700   Polaris Industries,
                 Inc. (8)..............         1,705,389
      53,300   Standard Motor Products,
                 Inc. .................           434,928
      24,700   Wabash National Corp. ...          189,943
                                           --------------
                                               12,624,708
                                           --------------

               BANKS AND FINANCIAL SERVICES -- 9.5%
      24,700   1st Source Corp. ........          427,557
      46,880   Affiliated Managers
                 Group, Inc.* (8)......         5,506,524
       4,500   AMCORE Financial, Inc. ..          102,150
      20,100   Ameris Bancorp...........          338,685
       3,296   Arrow Financial Corp. ...           70,831
     230,210   Asset Acceptance Capital
                 Corp. (8).............         2,396,486
     118,547   ASTA Funding, Inc. (8)...        3,134,383
      19,800   BancFirst Corp. .........          848,430
      14,900   Banco Latinoamericano de
                 Exportaciones, SA,
                 Class E (Panama)......           243,019
      11,400   Bank of Granite Corp. ...          120,498
       5,100   BankFinancial Corp. .....           80,682
       8,800   Camden National Corp. ...          249,920
       3,421   Capital Corp of the
                 West..................            66,470
       2,700   Capital Southwest
                 Corp. (8).............           319,680
     109,522   Cardtronics, Inc.* (8)...        1,107,267
      11,100   Centennial Bank Holdings,
                 Inc.*.................            64,158
       8,800   Center Financial Corp. ..          108,416
      88,700   Central Pacific Financial
                 Corp. ................         1,637,402
       3,000   Chemical Financial
                 Corp. ................            71,370
      31,916   City Bank (8)............          715,557
      22,500   City Holding Company.....          761,400
       5,200   City National Corp. .....          309,660
      11,500   Columbia Banking System,
                 Inc. .................           341,895
       2,616   Community Bancorp* (8)...           45,440
      85,300   Community Bank System,
                 Inc. .................         1,694,911
      23,600   Community Trust Bancorp,
                 Inc. .................           649,708
      90,500   Corus Bankshares,
                 Inc. (8)..............           965,635
      95,232   Credit Acceptance
                 Corp.* (8)............         1,968,445
      56,700   Dime Community
                 Bancshares............           724,059
      23,200   East West Bancorp,
                 Inc. .................           562,136
      41,300   Federated Investors,
                 Inc. -- Class B.......         1,699,908
     113,182   Financial Federal
                 Corp. (8).............         2,522,827

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               BANKS AND FINANCIAL SERVICES (CONTINUED)

       5,400   Financial Institutions,
                 Inc. .................    $       96,228
      17,000   First BanCorp -- Puerto
                 Rico..................           123,930
       5,750   First Citizens
                 Bancshares,
                 Inc. -- Class A.......           838,638
      37,000   First Commonwealth
                 Financial Corp. (8)...           394,050
       4,127   First Community
                 Bancshares, Inc. .....           131,610
      97,100   First Financial
                 Bancorp (8)...........         1,106,940
      31,500   First Financial
                 Bankshares, Inc. (8)..         1,185,975
       7,954   First Financial
                 Corp. (8).............           225,416
      13,400   First Financial Holdings,
                 Inc. .................           367,428
       3,200   First Merchants Corp. ...           69,888
      53,195   First Midwest Bancorp,
                 Inc. (8)..............         1,627,767
      65,700   First Niagara Financial
                 Group, Inc. ..........           791,028
       8,354   First Place Financial
                 Corp. ................           116,872
       2,213   First Regional Bancorp*..           41,804
      96,200   Fortress Investment Group
                 LLC -- Class A (8)....         1,498,796
      78,600   Frontier Financial
                 Corp. (8).............         1,459,602
      38,600   GAMCO Investors,
                 Inc. -- Class A.......         2,673,050
       6,100   GFI Group, Inc.*.........          583,892
      13,200   Glacier Bancorp,
                 Inc. (8)..............           247,368
      11,400   Great Southern Bancorp,
                 Inc. (8)..............           250,344
       2,300   Green Bankshares,
                 Inc. (8)..............            44,160
      69,500   Greenhill & Company,
                 Inc. (8)..............         4,620,360
      39,900   Hancock Holding Company..        1,524,180
       5,432   Hercules Technology
                 Growth Capital,
                 Inc. (8)..............            67,465
       4,900   Heritage Commerce
                 Corp. ................            90,111
      20,500   Home Bancshares,
                 Inc. (8)..............           429,885
      24,900   Horizon Financial
                 Corp. ................           434,256
       8,600   Imperial Capital Bancorp,
                 Inc. .................           157,380
      27,900   Independent Bank
                 Corp. -- Massachu-
                 setts.................           759,438
      13,000   Independent Bank
                 Corp. -- Michigan.....           123,500
      22,700   Integra Bank Corp. ......          320,297
     130,206   International Bancshares
                 Corp. ................         2,726,514
      46,020   Investment Technology
                 Group, Inc.*..........         2,190,092
     102,700   Jefferies Group, Inc. ...        2,367,235
      21,525   Lakeland Bancorp, Inc. ..          249,475
      12,900   Lakeland Financial
                 Corp. ................           269,610
      65,960   MarketAxess Holdings,
                 Inc.*.................           846,267
      78,331   MB Financial, Inc. (8)...        2,414,945
       7,200   Morningstar, Inc.*.......          559,800
       4,630   Nara Bancorp, Inc. ......           54,032
      24,400   Nasdaq Stock Market,
                 Inc.*.................         1,207,556
       4,700   NBT Bancorp, Inc. .......          107,254
     198,519   NewAlliance Bancshares,
                 Inc. (8)..............         2,286,939
      75,100   Och-Ziff Capital
                 Management
                 Group -- Class
                 A* (8)................         1,973,628
      62,000   Ocwen Financial Corp.*...          343,480
      11,200   Old National Bancorp.....          167,552
       4,127   Omega Financial Corp. ...          120,756
      50,870   optionsXpress Holdings,
                 Inc. .................         1,720,423
      26,600   Oritani Financial
                 Corp.* (8)............           327,180
       3,000   Park National Corp. (8)..          193,500
      21,700   Patriot Capital Funding,
                 Inc. .................           218,953
       6,542   People's Bancorp, Inc. ..          162,830
      38,700   Piper Jaffray Companies,
                 Inc.*.................         1,792,584
      13,700   Preferred Bank -- Los
                 Angeles, California...           356,474
       7,000   Provident Bankshares
                 Corp. ................           149,730
      21,400   Renasant Corp. ..........          461,598
       3,300   Royal Bancshares of
                 Pennsylvania,
                 Inc. -- Class A.......            36,300
      31,900   S&T Bancorp, Inc. (8)....          881,716
       5,400   Sandy Spring Bancorp,
                 Inc. .................           150,228
       6,700   Santander BanCorp --
                 Puerto Rico (8).......            58,022
      10,210   SCBT Financial Corp. ....          323,351
      12,400   Simmons First National
                 Corp. -- Class A......           328,600
      10,500   Sterling Bancshares,
                 Inc. -- Texas.........           117,180
      11,400   Sterling Financial
                 Corp. -- Spokane......           191,406
      18,700   Suffolk Bancorp (8)......          574,277
       7,500   Sun Bancorp, Inc. -- New
                 Jersey*...............           118,350
      10,600   SWS Group, Inc. .........          134,302
      13,500   SY Bancorp, Inc. (8).....          323,190
       8,732   Taylor Capital Group,
                 Inc. .................           178,133
     140,800   The Blackstone Group,
                 LP (8)................         3,115,904
      32,200   Thomas Weisel Partners
                 Group, Inc.* (8)......           442,106
      11,541   TrustCo Bank Corp.
                 NY (8)................           114,487

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               BANKS AND FINANCIAL SERVICES (CONTINUED)

      80,400   Trustmark Corp. (8)......   $    2,038,944
       1,500   UMB Financial Corp. .....           57,540
      15,900   Union Bankshares Corp. ..          336,126
      44,800   United Bankshares,
                 Inc. (8)..............         1,255,296
       5,032   United Community Banks,
                 Inc. -- Georgia (8)...            79,506
       3,600   Univest Corp. of
                 Pennsylvania (8)......            75,996
       9,400   Waddell & Reed Financial,
                 Inc. -- Class A.......           339,246
       8,100   Washington Federal,
                 Inc. .................           170,991
      15,500   Washington Trust Bancorp,
                 Inc. .................           391,065
       3,800   Webster Financial
                 Corp. ................           121,486
      14,100   WesBanco, Inc. ..........          290,460
       5,838   West Bancorp.............           76,128
      14,900   West Coast Bancorp.......          275,650
      52,226   Westamerica Bancorp (8)..        2,326,668
      18,400   WSFS Financial Corp. ....          923,680
                                           --------------
                                               91,371,908
                                           --------------

               BROADCAST SERVICES/MEDIA -- 0.8%
      58,800   China Digital TV Holding
                 Company, Ltd. (ADR)
                 (China)* (8)..........         1,586,424
     130,330   DG Fastchannel, Inc.*....        3,341,661
     126,600   Emmis Communications
                 Corp. -- Class
                 A* (8)................           487,410
      19,500   Entercom Communications
                 Corp. ................           266,955
     120,600   Martha Stewart Living
                 Omnimedia,
                 Inc. -- Class A* (8)..         1,117,962
      59,400   Sinclair Broadcast Group,
                 Inc. -- Class A (8)...           487,674
                                           --------------
                                                7,288,086
                                           --------------

               BUSINESS SERVICES AND SUPPLIES -- 3.2%
      11,900   Answerthink, Inc.*.......           57,596
      37,300   Arbitron, Inc. (8).......        1,550,561
      14,700   CBIZ, Inc.*..............          144,207
     218,700   CSG Systems
                 International, Inc.*..         3,219,264
     132,100   Deluxe Corp. ............        4,344,769
      58,100   Diamond Management &
                 Technology
                 Consultants, Inc. ....           422,387
      72,800   Fair Isaac Corp. ........        2,340,520
      44,500   FirstService Corp.
                 (Canada)*.............         1,358,585
      12,400   Forrester Research,
                 Inc.*.................           347,448
       5,100   Global Payments, Inc. ...          237,252
      29,500   Heidrick & Struggles
                 International, Inc. ..         1,094,745
     148,568   MAXIMUS, Inc. ...........        5,736,210
      31,080   Portfolio Recovery
                 Associates, Inc. (8)..         1,232,944
     126,800   Spherion Corp.*..........          923,104
     151,200   TrueBlue, Inc.*..........        2,189,376
     127,025   UniFirst Corp. ..........        4,826,950
                                           --------------
                                               30,025,918
                                           --------------

               CHEMICALS -- 2.5%
       6,200   Calgon Carbon
                 Corp.* (8)............            98,518
      66,967   Compass Minerals
                 International, Inc. ..         2,745,647
      80,200   Innospec, Inc. ..........        1,376,232
      75,600   Metabolix, Inc.*.........        1,799,280
       2,300   Minerals Technologies,
                 Inc. .................           153,985
      68,600   OM Group, Inc.*..........        3,947,244
      24,400   Spartech Corp. ..........          344,040
     125,600   Terra Industries,
                 Inc.* (8).............         5,998,655
     128,500   Tetra Tech, Inc.*........        2,762,750
      79,100   US BioEnergy Corp.* (8)..          926,261
     159,864   Zep, Inc.*...............        2,217,314
      33,350   Zoltek Companies,
                 Inc.* (8).............         1,429,715
                                           --------------
                                               23,799,641
                                           --------------

               COMMERCIAL SERVICES -- 0.5%
      38,030   HMS Holdings Corp.*......        1,262,976
       3,200   Pre-Paid Legal Services,
                 Inc.*.................           177,120
      10,800   Standard Parking Corp.*..          523,692
      42,530   Team, Inc.*..............        1,555,748
      35,000   TNS, Inc. (8)............          621,250
      14,400   Viad Corp. ..............          454,752
                                           --------------
                                                4,595,538
                                           --------------

               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 6.4%
      77,800   Activision, Inc.*........        2,310,660
      48,690   Actuate Corp.*...........          378,321
      35,900   Adaptec, Inc.*...........          121,342
      43,320   Advent Software,
                 Inc.* (8).............         2,343,612
      14,500   Ansoft Corp.*............          374,825
      20,400   Aruba Networks,
                 Inc.* (8).............           304,164
     161,900   AsiaInfo Holdings,
                 Inc.*.................         1,780,900
      30,200   Aspen Technology, Inc.*..          489,844
      91,300   Avocent Corp.*...........        2,128,203
      37,700   CIBER, Inc.*.............          230,347
      58,800   CommVault Systems,
                 Inc.*.................         1,245,384
      79,200   COMSYS IT Partners,
                 Inc.*.................         1,249,776
      25,020   Concur Technologies,
                 Inc.*.................           905,974
      10,500   Double-Take Software,
                 Inc.*.................           228,060

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                 (CONTINUED)

      97,962   Electronics For Imaging,
                 Inc.*.................    $    2,202,186
      33,600   Extreme Networks, Inc.*..          118,944
      17,350   FactSet Research Systems,
                 Inc. .................           966,395
     117,960   FalconStor Software,
                 Inc.*.................         1,328,230
      64,940   Hutchinson Technology,
                 Inc.*.................         1,709,221
      32,000   Immersion Corp.*.........          414,400
       2,300   Interactive Intelligence,
                 Inc.*.................            60,605
      11,300   Jack Henry & Associates,
                 Inc. .................           275,042
       5,600   JDA Software Group,
                 Inc.*.................           114,576
      17,577   L-1 Identity Solutions,
                 Inc.*.................           315,507
      31,250   Longtop Financial
                 Technologies, Ltd.
                 (ADR) (China)* (8)....           740,000
     192,560   Magma Design Automation,
                 Inc.*.................         2,351,158
      28,600   Manhattan Associates,
                 Inc.*.................           753,896
      29,600   MedAssets, Inc.*.........          708,624
       4,600   MicroStrategy,
                 Inc. -- Class A*......           437,460
      41,500   MTS Systems Corp. .......        1,770,805
     105,080   Nuance Communications,
                 Inc.* (8).............         1,962,894
     103,150   PROS Holdings, Inc.*.....        2,023,803
     349,600   Red Hat, Inc.*...........        7,285,665
     126,210   Riverbed Technology,
                 Inc.*.................         3,374,855
       2,600   Sigma Designs, Inc.*.....          143,520
       2,300   Solera Holdings, Inc.*...           56,994
     155,200   Sybase, Inc.* (8)........        4,049,168
     110,100   Sykes Enterprises,
                 Inc.*.................         1,981,800
      38,100   Synaptics, Inc.*.........        1,568,196
     179,730   THQ, Inc.*...............        5,066,589
     358,700   Wind River Systems,
                 Inc.*.................         3,203,191
     142,357   Xyratex, Ltd.
                 (Bermuda)*............         2,249,241
                                           --------------
                                               61,324,377
                                           --------------

               CONSTRUCTION SERVICES AND SUPPLIES -- 0.7%
       6,100   ABM Industries, Inc. ....          124,379
       5,900   Matrix Service Company*..          128,738
      60,800   Perini Corp.*............        2,518,336
      88,499   Simpson Manufacturing
                 Company, Inc. (8).....         2,353,188
      46,300   Sterling Construction
                 Company, Inc.*........         1,010,266
       2,900   Thor Industries,
                 Inc. (8)..............           110,229
                                           --------------
                                                6,245,136
                                           --------------

               CONSUMER GOODS AND SERVICES -- 2.7%
      50,600   Alberto-Culver Company...        1,241,724
      28,900   Alliance One
                 International, Inc.*..           117,623
     123,900   American Greetings
                 Corp. -- Class A......         2,515,170
     102,990   Bare Escentuals,
                 Inc.* (8).............         2,497,508
     142,400   Blyth, Inc. .............        3,124,256
     182,928   Helen of Troy, Ltd.
                 (Bermuda)*............         3,135,386
      79,302   Herbalife, Ltd. (Cayman
                 Islands)..............         3,194,285
       3,800   Hooker Furniture Corp. ..           76,380
     126,830   Nutri/System, Inc.* (8)..        3,421,873
      47,500   Prestige Brands Holdings,
                 Inc.*.................           355,300
      86,455   Rollins, Inc. ...........        1,659,936
     146,260   Tempur-Pedic
                 International,
                 Inc. (8)..............         3,798,372
       2,400   WD-40 Company............           91,128
                                           --------------
                                               25,228,941
                                           --------------

               DISTRIBUTION -- 1.0%
      80,536   United Stationers,
                 Inc.*.................         3,721,569
     104,093   Universal Corp. .........        5,331,643
                                           --------------
                                                9,053,212
                                           --------------

               DIVERSIFIED OPERATIONS AND
                 SERVICES -- 0.4%
       2,000   Chemed Corp. ............          111,760
      93,064   ESCO Technologies,
                 Inc.* (8).............         3,716,976
       4,100   Standex International
                 Corp. ................            71,545
                                           --------------
                                                3,900,281
                                           --------------

               EDUCATION -- 0.5%
      29,675   American Public
                 Education, Inc.*......         1,239,822
      56,660   DeVry, Inc. .............        2,944,053
       1,000   Strayer Education,
                 Inc. .................           170,580
                                           --------------
                                                4,354,455
                                           --------------

               ELECTRICAL EQUIPMENT -- 0.2%
      34,300   Greatbatch, Inc.*........          685,657
      72,700   Universal Display
                 Corp.* (8)............         1,502,709
                                           --------------
                                                2,188,366
                                           --------------

               ELECTRONICS -- 2.5%
     178,806   Belden CDT, Inc. (8).....        7,956,866
      36,500   Cubic Corp. .............        1,430,800
     418,750   Flextronics
                 International, Ltd.
                 (Singapore)*..........         5,050,125
       2,300   Littelfuse, Inc.*........           75,808
     156,100   Methode Electronics,
                 Inc. .................         2,566,284
     166,500   Micrel, Inc. ............        1,406,925

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               ELECTRONICS (CONTINUED)

     277,358   Nam Tai Electronics, Inc.
                 (British Virgin
                 Islands)..............    $    3,125,825
      36,500   Park Electrochemical
                 Corp. ................         1,030,760
       2,300   Plexus Corp.*............           60,398
      16,000   Stoneridge, Inc.*........          128,640
       6,550   Synopsys, Inc.*..........          169,842
      18,000   Technitrol, Inc. ........          514,440
                                           --------------
                                               23,516,713
                                           --------------

               ENGINEERING -- 0.2%
      99,400   EMCOR Group, Inc.*.......        2,348,822
                                           --------------

               ENVIRONMENTAL WASTE MANAGEMENT AND
                 RECYCLING SERVICES -- 0.4%
     103,570   Darling International,
                 Inc.*.................         1,197,269
      20,900   EnergySolutions*.........          564,091
      26,300   Waste Connections,
                 Inc.*.................           812,670
      23,100   Waste Industries USA,
                 Inc. .................           838,530
                                           --------------
                                                3,412,560
                                           --------------

               FOOD AND BEVERAGE -- 0.8%
       2,415   Coca-Cola Bottling
                 Company Consolidated..           142,195
       3,623   Farmer Brothers Company..           83,293
       4,700   Fresh Del Monte Produce,
                 Inc. (Cayman
                 Islands)*.............           157,826
      47,800   Imperial Sugar
                 Company (8)...........           897,206
     135,400   Lance, Inc. .............        2,764,867
       9,600   McCormick & Company,
                 Inc. .................           363,936
      61,500   Nash Finch Company (8)...        2,169,720
     101,490   SunOpta, Inc.
                 (Canada)* (8).........         1,354,892
       1,500   The Boston Beer Company,
                 Inc. -- Class A*......            56,475
                                           --------------
                                                7,990,410
                                           --------------

               FUNERAL SERVICES -- 0.0%
      26,700   Stewart Enterprises,
                 Inc. -- Class A.......           237,630
                                           --------------

               INSURANCE -- 4.7%
      23,600   Allied World Assurance
                 Holdings, Ltd.
                 (Bermuda).............         1,184,012
      32,900   American Equity
                 Investment Life
                 Holding Company (8)...           272,741
      25,900   American Physicians
                 Capital, Inc. ........         1,073,814
       5,600   Amerisafe, Inc.*.........           86,856
     210,460   AmTrust Financial
                 Services, Inc. (8)....         2,898,034
      70,000   Aspen Insurance Holdings,
                 Ltd. (Bermuda)........         2,018,800
     194,066   Assured Guaranty, Ltd.
                 (Bermuda).............         5,150,512
     134,587   Delphi Financial Group,
                 Inc. -- Class A.......         4,748,229
      33,160   eHealth, Inc.*...........        1,064,768
       8,300   EMC Insurance Group,
                 Inc. .................           196,461
      37,800   Endurance Specialty
                 Holdings, Ltd.
                 (Bermuda).............         1,577,394
       9,900   FBL Financial Group,
                 Inc. -- Class A.......           341,847
       7,500   FPIC Insurance Group,
                 Inc.*.................           322,350
      21,000   Horace Mann Educators
                 Corp. (8).............           397,740
      71,428   IPC Holdings, Ltd.
                 (Bermuda).............         2,062,126
      97,600   Montpelier Re Holdings,
                 Ltd. (Bermuda) (8)....         1,660,176
         750   National Western Life
                 Insurance
                 Company -- Class A....           155,528
      55,000   Odyssey Re Holdings
                 Corp. ................         2,019,050
      12,900   PartnerRe, Ltd.
                 (Bermuda) (8).........         1,064,637
     143,622   Platinum Underwriters
                 Holdings, Ltd.
                 (Bermuda).............         5,107,198
      33,800   Presidential Life
                 Corp. ................           591,838
      50,800   RAM Holdings, Ltd.
                 (Bermuda)*............           250,952
      33,400   Safety Insurance Group,
                 Inc. .................         1,223,108
      77,600   The Phoenix Companies,
                 Inc. .................           921,112
     183,651   Universal American
                 Financial Corp.*......         4,699,629
      85,100   Zenith National Insurance
                 Corp. ................         3,806,523
                                           --------------
                                               44,895,435
                                           --------------

               INTERNET SERVICES -- 4.6%
      64,860   Aladdin Knowledge
                 Systems, Ltd.
                 (Israel)*.............         1,694,792
       4,800   Blue Coat Systems,
                 Inc.*.................           157,776
      44,500   Blue Nile, Inc.* (8).....        3,028,670
      38,900   Cogent Communications
                 Group, Inc.* (8)......           922,319
     214,420   CyberSource Corp.*.......        3,810,244
      18,700   Dice Holdings, Inc.*.....          149,413
      65,090   Digital River, Inc.*.....        2,152,526
      25,174   Equinix, Inc.* (8).......        2,544,336
      53,900   eResearchTechnology,
                 Inc.*.................           637,098
      76,100   Giant Interactive Group,
                 Inc. (ADR)
                 (China)* (8)..........           987,778
       9,300   Greenfield Online,
                 Inc.*.................           135,873
       7,400   i2 Technologies,
                 Inc.* (8).............            93,240
       8,800   Imergent, Inc. ..........           93,192
     182,354   Internet Brands,
                 Inc. -- Class A* (8)..         1,281,949

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               INTERNET SERVICES (CONTINUED)

     148,900   j2 Global Communications,
                 Inc.*.................    $    3,152,213
      60,500   Keynote Systems, Inc.*...          850,025
       7,700   Mercadolibre, Inc.* (8)..          568,876
     351,050   NaviSite, Inc.*..........        1,776,313
      15,500   NIC, Inc. ...............          130,820
      24,900   Priceline.com,
                 Inc.* (8).............         2,860,014
     152,800   S1 Corp.*................        1,115,440
      55,920   Shutterfly, Inc.* (8)....        1,432,670
      11,800   Sohu.com, Inc.
                 (China)* (8)..........           643,336
     177,900   SonicWALL, Inc.*.........        1,907,088
      10,500   Syntel, Inc. (8).........          404,460
     122,330   The TriZetto Group,
                 Inc.* (8).............         2,124,872
     153,470   TheStreet.com, Inc. .....        2,443,242
      18,700   TIBCO Software, Inc.*....          150,909
     263,700   United Online, Inc. .....        3,116,934
      69,320   ValueClick, Inc.*........        1,518,108
     122,600   Vignette Corp.*..........        1,791,186
                                           --------------
                                               43,675,712
                                           --------------

               LEISURE AND RECREATION -- 1.0%
       7,400   Dover Downs Gaming &
                 Entertainment, Inc. ..            83,250
      59,470   Home Inns & Hotels
                 Management, Inc. (ADR)
                 (Cayman
                 Islands)* (8).........         2,119,511
      35,310   Life Time Fitness,
                 Inc.* (8).............         1,754,201
      60,400   Monarch Casino & Resort,
                 Inc.*.................         1,454,432
     114,920   Scientific Games
                 Corp. -- Class
                 A* (8)................         3,821,090
                                           --------------
                                                9,232,484
                                           --------------

               MACHINERY -- 0.6%
       3,500   Applied Industrial
                 Technologies, Inc. ...           101,570
      18,670   Bucyrus International,
                 Inc. -- Class A.......         1,855,611
      21,400   Cascade Corp. ...........          994,244
       5,700   Chart Industries, Inc.*..          176,130
       7,900   Columbus McKinnon
                 Corp.*................           257,698
      30,800   Gardner Denver, Inc.*....        1,016,400
       1,600   Key Technology, Inc.*....           55,200
       7,400   Middleby Corp.* (8)......          566,988
      11,900   Robbins & Myers, Inc. ...          899,997
       6,300   Tecumseh Products
                 Company -- Class A*...           147,483
                                           --------------
                                                6,071,321
                                           --------------

               MANUFACTURING -- 3.8%
     121,929   Acuity Brands, Inc. .....        5,486,804
       3,900   Advanced Energy
                 Industries, Inc.*.....            51,012
      75,819   Albany International
                 Corp. -- Class A......         2,812,885
      14,900   American Woodmark
                 Corp. (8).............           270,882
      64,504   AptarGroup, Inc. ........        2,638,859
      39,500   Blount International,
                 Inc.*.................           486,245
     239,239   Carlisle Companies,
                 Inc. .................         8,859,019
       1,710   CIRCOR International,
                 Inc. .................            79,276
     188,730   Deswell Industries, Inc.
                 (British Virgin
                 Islands)..............         1,141,817
      43,600   EnPro Industries, Inc.*..        1,336,340
       2,600   FLIR Systems, Inc.*......           81,380
       9,600   Freightcar America,
                 Inc. .................           336,000
     169,900   GrafTech International,
                 Ltd.*.................         3,015,725
      45,700   Kaydon Corp. (8).........        2,492,478
     106,926   Matthews International
                 Corp. -- Class A (8)..         5,011,622
     158,700   Sturm, Ruger & Company,
                 Inc.* (8).............         1,314,036
      15,800   Tredegar Corp. ..........          254,064
                                           --------------
                                               35,668,444
                                           --------------

               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 6.1%
      10,000   Alliance Imaging, Inc.*..           96,200
     136,036   AmSurg Corp.*............        3,681,134
     158,300   Apria Healthcare Group,
                 Inc.*.................         3,414,531
       3,200   ArthroCare Corp.* (8)....          153,760
       4,400   Beckman Coulter, Inc. ...          320,320
       2,600   Bio-Rad Laboratories,
                 Inc. -- Class A*......           269,412
      26,300   Bruker BioSciences
                 Corp.*................           349,790
     186,190   Centene Corp.*...........        5,109,054
       6,800   CONMED Corp.*............          157,148
      95,205   CorVel Corp.*............        2,191,619
      36,600   Haemonetics Corp.* (8)...        2,306,532
      53,130   Healthways, Inc.* (8)....        3,104,917
      11,300   ICU Medical, Inc.*.......          406,913
      36,700   Illumina, Inc.*..........        2,174,842
      10,900   Immucor, Inc.*...........          370,491
      56,500   Invacare Corp. ..........        1,423,800
     360,310   LeMaitre Vascular,
                 Inc.*.................         2,233,922
      20,400   Lincare Holdings, Inc.*..          717,264
      13,500   Luminex Corp.* (8).......          219,240
      43,400   Magellan Health Services,
                 Inc.*.................         2,023,742
       4,200   MedCath Corp.*...........          103,152
       9,200   Meridian Bioscience,
                 Inc. .................           276,736

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                 (CONTINUED)

     131,160   Micrus Endovascular
                 Corp.*................    $    2,581,229
     290,924   NovaMed, Inc.* (8).......        1,236,427
      57,280   NuVasive, Inc.* (8)......        2,263,706
      76,900   Orthofix International NV
                 (Netherlands
                 Antilles)*............         4,457,893
      37,610   Pediatrix Medical Group,
                 Inc.*.................         2,563,122
      66,990   Phase Forward, Inc.*.....        1,457,033
     115,800   PSS World Medical,
                 Inc.*.................         2,266,206
      20,000   Quidel Corp.*............          389,400
     147,110   Radnet, Inc.*............        1,493,167
      97,900   STERIS Corp. ............        2,823,436
       4,900   SurModics, Inc.*.........          265,923
      15,100   Synovis Life
                 Technologies, Inc.*...           295,205
      27,100   Techne Corp.*............        1,789,955
     198,440   The Spectranetics
                 Corp.*................         3,042,085
      92,340   Volcano Corp.*...........        1,155,173
       5,200   Zoll Medical Corp.*......          138,944
                                           --------------
                                               59,323,423
                                           --------------

               METALS AND MINING -- 2.3%
      38,300   AK Steel Holding Corp.*..        1,770,992
      28,720   Dynamic Materials
                 Corp. ................         1,691,608
      19,770   Haynes International,
                 Inc.*.................         1,374,015
     219,400   Hecla Mining Company*....        2,051,390
      54,230   Ladish Company, Inc.*....        2,342,194
     222,572   Mueller Industries,
                 Inc. .................         6,452,362
      11,200   Quanex Corp. ............          581,280
      25,620   Schnitzer Steel
                 Industries,
                 Inc. -- Class A.......         1,771,111
      34,700   USEC, Inc.* (8)..........          312,300
     196,100   Worthington Industries,
                 Inc. (8)..............         3,506,268
                                           --------------
                                               21,853,520
                                           --------------

               OFFICE EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 0.5%
     240,243   Acco Brands Corp.*.......        3,853,497
      13,550   Herman Miller, Inc. .....          438,885
      31,600   IKON Office Solutions,
                 Inc. .................           411,432
                                           --------------
                                                4,703,814
                                           --------------

               OIL, COAL AND GAS -- 4.6%
       9,200   Alpha Natural Resources,
                 Inc.*.................           298,816
      26,200   Arena Resources, Inc.*...        1,092,802
       8,100   Cabot Oil & Gas Corp. ...          326,997
       6,000   Continental Resources,
                 Inc.*.................           156,780
      20,120   Core Laboratories NV (the
                 Netherlands)* (8).....         2,509,366
      46,680   Dril-Quip, Inc.*.........        2,598,209
      23,700   FMC Technologies, Inc.*..        1,343,790
      48,200   Grant Prideco, Inc.*.....        2,675,582
       8,000   HKN, Inc.*...............           64,400
      10,100   NATCO Group, Inc.*.......          546,915
      37,700   Newpark Resources,
                 Inc.*.................           205,465
       2,400   Northwest Natural Gas
                 Company...............           116,784
      51,820   Oil States International,
                 Inc.* (8).............         1,768,098
     194,720   Penn Virginia Corp. .....        8,495,634
      30,000   PetroQuest Energy,
                 Inc.*.................           429,000
      28,500   Piedmont Natural Gas
                 Company, Inc. (8).....           745,560
       7,600   Southwest Gas Corp. .....          226,252
     111,200   Stone Energy Corp.*......        5,216,392
      61,590   Superior Energy Services,
                 Inc.*.................         2,119,928
      25,100   VAALCO Energy, Inc.*.....          116,715
       7,900   Vectren Corp. ...........          229,179
     218,022   Whiting Petroleum
                 Corp.*................        12,571,149
                                           --------------
                                               43,853,813
                                           --------------

               PAPER AND FOREST PRODUCTS -- 0.8%
      38,500   Buckeye Technologies,
                 Inc.*.................           481,250
      57,401   Deltic Timber Corp. .....        2,955,577
      95,700   Potlatch Corp. ..........        4,252,908
                                           --------------
                                                7,689,735
                                           --------------

               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 5.1%
     125,800   Affymetrix, Inc.* (8)....        2,911,012
     120,500   Albany Molecular
                 Research, Inc.*.......         1,732,790
     129,200   Alkermes, Inc.*..........        2,014,228
       4,900   AMAG Pharmaceuticals,
                 Inc.*.................           294,637
      57,300   American Oriental
                 Bioengineering,
                 Inc.*.................           634,884
     211,200   Cell Genesys Inc.*.......          485,760
      72,750   Cephalon, Inc.* (8)......        5,220,540
     175,800   Cubist Pharmaceuticals,
                 Inc.*.................         3,605,658
     199,900   CV Therapeutics,
                 Inc.* (8).............         1,809,095
     285,800   Enzon Pharmaceuticals,
                 Inc.* (8).............         2,723,674
      57,900   Geron Corp.* (8).........          328,872
      32,600   Human Genome Sciences,
                 Inc.* (8).............           340,344
      37,200   Incyte Corp.*............          373,860

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               PHARMACEUTICALS/RESEARCH AND DEVELOPMENT
                 (CONTINUED)

     133,430   K-V Pharmaceutical
                 Company -- Class A*...    $    3,808,092
      27,600   LifeCell Corp.*..........        1,189,836
      17,600   Martek Biosciences
                 Corp.* (8)............           520,608
     361,500   Medarex, Inc.* (8).......        3,766,830
     155,400   Medicis Pharmaceuticals
                 Corp. -- Class A (8)..         4,035,738
       4,000   Millipore Corp.*.........          292,720
      72,600   Noven Pharmaceuticals,
                 Inc.*.................         1,007,688
      12,600   OSI Pharmaceuticals,
                 Inc.*.................           611,226
      53,700   Pain Therapeutics,
                 Inc.* (8).............           569,220
      45,800   Perrigo Company..........        1,603,458
      28,100   Pharmanet Development
                 Group, Inc.*..........         1,101,801
      43,200   Regeneron
                 Pharmaceuticals,
                 Inc.*.................         1,043,280
      39,600   Savient Pharmaceuticals,
                 Inc.* (8).............           909,612
     106,450   Sciele Pharma,
                 Inc.* (8).............         2,176,903
         600   United Therapeutics
                 Corp.* (8)............            58,590
      46,900   USANA Health Services,
                 Inc.* (8).............         1,739,052
      38,200   Valeant Pharmaceuticals
                 International*........           457,254
      35,200   Vertex Pharmaceuticals,
                 Inc.*.................           817,696
      27,300   VIVUS, Inc.* (8).........          141,414
                                           --------------
                                               48,326,372
                                           --------------

               PRINTING AND PUBLISHING -- 0.7%
     246,453   Bowne & Company, Inc. ...        4,337,573
       7,400   PRIMEDIA, Inc. ..........           62,900
     152,090   Valassis Communications,
                 Inc.* (8).............         1,777,932
                                           --------------
                                                6,178,405
                                           --------------

               REAL ESTATE DEVELOPMENT AND
                 SERVICES -- 0.2%
       4,815   Avatar Holdings,
                 Inc.* (8).............           201,363
      27,800   Hilltop Holdings, Inc.*..          303,576
     234,600   Meruelo Maddux
                 Properties, Inc.*.....           938,400
                                           --------------
                                                1,443,339
                                           --------------

               REAL ESTATE INVESTMENT TRUSTS -- 4.9%
     107,207   Acadia Realty Trust......        2,745,571
      14,900   Agree Realty Corp. ......          448,490
      55,741   American Campus
                 Communities, Inc. ....         1,496,646
      23,600   Associated Estates Realty
                 Corp. ................           222,784
      18,800   BRT Realty Trust.........          287,640
     116,700   Capstead Mortgage
                 Corp. ................         1,539,273
      71,755   Cousins Properties,
                 Inc. (8)..............         1,585,786
       3,700   Digital Realty Trust,
                 Inc. (8)..............           141,969
      52,800   Entertainment Properties
                 Trust.................         2,481,600
      35,800   Equity One, Inc. (8).....          824,474
     112,100   Highwoods Properties,
                 Inc. (8)..............         3,293,498
      30,400   Inland Real Estate
                 Corp. (8).............           430,464
     114,600   Investors Real Estate
                 Trust (8).............         1,027,962
      47,000   LTC Properties, Inc. ....        1,177,350
      97,650   Maguire Properties,
                 Inc. (8)..............         2,877,746
      49,100   Mission West Properties,
                 Inc. .................           466,941
      12,600   National Health
                 Investors, Inc. ......           351,540
      47,600   National Retail
                 Properties, Inc. (8)..         1,112,888
       2,100   Nationwide Health
                 Properties, Inc. (8)..            65,940
     200,100   OMEGA Healthcare
                 Investors, Inc. ......         3,211,605
      50,491   Pennsylvania Real Estate
                 Investment Trust......         1,498,573
      78,904   PS Business Parks,
                 Inc. .................         4,146,405
     417,375   RAIT Investment
                 Trust (8).............         3,597,773
      22,400   Ramco-Gershenson
                 Properties Trust......           478,688
     172,746   Realty Income Corp. (8)..        4,667,596
      55,500   Saul Centers, Inc. ......        2,965,365
      22,200   Taubman Centers,
                 Inc. (8)..............         1,092,018
      15,400   Urstadt Biddle
                 Properties -- Class
                 A.....................           238,700
     262,040   U-Store-It Trust.........        2,400,286
                                           --------------
                                               46,875,571
                                           --------------

               REGISTERED INVESTMENT COMPANIES -- 0.8%
     246,657   Ares Capital Corp. (8)...        3,608,592
      30,440   iShares Russell 2000
                 Growth Index Fund.....         2,547,219
      84,200   MCG Capital Corp. (8)....          975,878
                                           --------------
                                                7,131,689
                                           --------------

               RETAIL -- 2.3%
     159,000   Big Lots, Inc.* (8)......        2,542,410
      14,100   Books-A-Million, Inc. ...          168,072
     236,625   Casey's General Stores,
                 Inc. .................         7,006,465
     106,600   EZCORP, Inc. -- Class
                 A*....................         1,203,514
     137,050   FGX International
                 Holdings, Ltd.
                 (British Virgin
                 Islands)*.............         1,624,043

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               RETAIL (CONTINUED)

     303,814   Hibbett Sports, Inc.*....   $    6,070,204
     124,900   Jo-Ann Stores, Inc.*.....        1,633,692
       4,900   West Marine, Inc.*.......           44,002
      46,300   Williams-Sonoma,
                 Inc. (8)..............         1,199,170
      31,600   Zumiez, Inc.* (8)........          769,776
                                           --------------
                                               22,261,348
                                           --------------

               RETAIL: RESTAURANTS -- 1.2%
      41,500   AFC Enterprises,
                 Inc.* (8).............           469,780
      13,400   Bob Evans Farms, Inc. ...          360,862
      10,300   California Pizza Kitchen,
                 Inc.*.................           160,371
      71,200   CBRL Group, Inc. ........        2,306,168
     142,488   CEC Entertainment,
                 Inc.*.................         3,698,989
       1,900   Chipotle Mexican Grill,
                 Inc. -- Class A* (8)..           279,433
      66,900   Domino's Pizza, Inc. ....          885,087
       9,300   Jack in the Box, Inc.*...          239,661
      55,600   Papa John's
                 International, Inc.*..         1,262,120
      78,226   Sonic Corp.*.............        1,713,149
      12,800   The Cheesecake Factory,
                 Inc.* (8).............           303,488
                                           --------------
                                               11,679,108
                                           --------------

               RETAIL: SUPERMARKETS -- 0.1%
      25,900   Whole Foods Market,
                 Inc. (8)..............         1,056,720
                                           --------------

               RUBBER PRODUCTS -- 0.3%
     179,100   Cooper Tire & Rubber
                 Company...............         2,969,478
                                           --------------

               SCIENTIFIC AND TECHNICAL
                 INSTRUMENTS -- 0.6%
      47,000   Cymer, Inc.*.............        1,829,710
       3,600   Itron, Inc.* (8).........          345,492
      21,700   Varian, Inc.*............        1,417,010
      28,300   Woodward Governor
                 Company...............         1,922,985
                                           --------------
                                                5,515,197
                                           --------------

               SECURITY SERVICE AND DEVICES -- 0.0%
       3,800   LoJack Corp.*............           63,878
                                           --------------

               SEMICONDUCTORS -- 3.1%
     149,300   Amkor Technology, Inc.*..        1,273,529
      30,800   ATMI, Inc.*..............          993,300
      27,000   AuthenTec, Inc.* (8).....          392,310
       1,500   Cabot Microelectronics
                 Corp.*................            53,865
      55,900   EMCORE Corp.* (8)........          855,270
     220,900   Emulex Corp.*............        3,605,088
      28,900   Integrated Silicon
                 Solution, Inc.*.......           191,318
      54,700   Intersil Corp. -- Class
                 A.....................         1,339,056
      91,400   IPG Photonics Corp.*.....        1,827,086
     258,700   Kulicke and Soffa
                 Industries,
                 Inc.* (8).............         1,774,682
      70,650   Mellanox Technologies,
                 Ltd. (Israel)*........         1,287,243
      22,600   Novellus Systems, Inc.*..          623,082
     122,500   O2Micro International,
                 Ltd. (ADR) (Cayman
                 Islands)*.............         1,413,650
      30,900   Pericom Semiconductor
                 Corp.*................           577,830
     100,600   QLogic Corp.*............        1,428,520
     171,500   Semtech Corp.*...........        2,661,680
      48,960   Silicon Motion Technology
                 Corp. (ADR) (Cayman
                 Islands)*.............           870,509
     343,450   Skyworks Solutions,
                 Inc.*.................         2,919,325
     331,100   TriQuint Semiconductor,
                 Inc.*.................         2,195,193
      64,000   Varian Semiconductor
                 Equipment Associates,
                 Inc.*.................         2,368,000
      22,700   Zoran Corp.*.............          510,977
                                           --------------
                                               29,161,513
                                           --------------

               SPORTING GOODS AND EQUIPMENT -- 0.1%
      57,000   Callaway Golf Company....          993,510
                                           --------------

               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 3.8%
     108,200   ADC Telecommunications,
                 Inc.*.................         1,682,510
      38,500   ADTRAN, Inc. (8).........          823,130
      57,360   Atheros Communications*..        1,751,774
      64,115   Atlantic Tele-Network,
                 Inc. .................         2,165,805
      75,280   Cbeyond, Inc.*...........        2,935,167
     113,200   Cincinnati Bell, Inc.*...          537,700
     131,300   Clearwire Corp. -- Class
                 A* (8)................         1,800,123
      30,710   GeoEye, Inc.*............        1,033,392
     110,500   Harmonic, Inc.*..........        1,158,040
      31,800   Iowa Telecommunications
                 Services, Inc. (8)....           517,068
      29,200   Novatel Wireless, Inc.*..          473,040
      29,600   Plantronics, Inc. .......          769,600
     303,850   Polycom, Inc.*...........        8,440,953
     179,600   Premiere Global Services,
                 Inc.*.................         2,667,060
     583,800   RF Micro Devices, Inc.*..        3,333,498
      14,600   SeaChange International,
                 Inc.*.................           105,558
      31,100   Shenandoah
                 Telecommunications
                 Company...............           745,778

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                 (CONTINUED)

      61,000   Sycamore Networks,
                 Inc.*.................    $      234,240
     129,300   Syniverse Holdings,
                 Inc.*.................         2,014,494
     176,000   USA Mobility, Inc.*......        2,516,800
                                           --------------
                                               35,705,730
                                           --------------

               TOYS -- 0.4%
     140,600   Marvel Entertainment,
                 Inc.* (8).............         3,755,426
                                           --------------

               TRANSPORTATION -- 1.4%
      33,600   Excel Maritime Carriers,
                 Ltd. (Liberia) (8)....         1,350,384
      89,300   General Maritime Corp.
                 (Marshall
                 Islands) (8)..........         2,183,385
     136,862   Genesee & Wyoming,
                 Inc. -- Class A*......         3,307,955
      78,600   GulfMark Offshore,
                 Inc.* (8).............         3,677,693
       3,900   Knightsbridge Tankers,
                 Ltd. (Bermuda) (8)....            94,185
      10,100   Landstar System, Inc. ...          425,715
     184,969   Vitran Corp.,
                 Inc. -- Class A
                 (Canada)*.............         2,632,109
                                           --------------
                                               13,671,426
                                           --------------

               UTILITIES -- 2.8%
      78,761   Atmos Energy Corp. ......        2,208,458
      30,000   Avista Corp. ............          646,200
     104,800   Black Hills Corp. (8)....        4,621,680
      25,000   El Paso Electric
                 Company*..............           639,250
       3,700   Middlesex Water Company..           70,115
      44,584   New Jersey Resources
                 Corp. (8).............         2,230,092
     113,000   Nicor, Inc. (8)..........        4,785,550
      15,800   Ormat Technologies,
                 Inc. (8)..............           869,158
       4,200   Pike Electric Corp.*.....           70,392
     185,814   PNM Resources, Inc. (8)..        3,985,710
       3,200   Portland General Electric
                 Company...............            88,896
      73,400   Unisource Energy Corp. ..        2,315,770
      89,197   Westar Energy, Inc. .....        2,313,770
      62,239   WGL Holdings, Inc. (8) ..        2,038,950
                                           --------------
                                               26,883,991
                                           --------------
               TOTAL COMMON STOCKS
                 (Cost $940,559,280)...       921,941,247
                                           --------------

  PRINCIPAL
  ---------
               SHORT TERM US TREASURY SECURITIES--0.1%
               US TREASURY BILLS
$    750,000   2.89%, 03/20/08(5)
                 (Cost $745,244).......           745,244
                                           --------------

               SECURITIES LENDING COLLATERAL -- 23.7%
 225,270,316   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $225,270,316)...       225,270,316
                                           --------------
               TOTAL SECURITIES
                 (Cost
                 $1,166,574,840).......     1,147,956,807
                                           --------------

               REPURCHASE AGREEMENTS -- 3.2%
  30,010,481   With State Street Bank
                 and Trust, dated
                 12/31/07, 3.80%,
                 due 01/02/08,
                 repurchase proceeds at
                 maturity $30,016,817
                 (Collateralized by
                 various Fannie Mae
                 Adjustable Rate
                 Mortgages, 3.81%-
                 5.63%, due 03/25/33-
                 04/01/35, with a total
                 value of $21,819,001
                 and various Freddie
                 Mac Adjustable Rate
                 Mortgages, 4.09%-
                 4.77%, due 04/01/35-
                 05/01/35, with a total
                 value of $8,793,083)
                 (Cost $30,010,481)....        30,010,481
                                           --------------
               Total
                 Investments -- 124.0%
                 (Cost
                 $1,196,585,321).......     1,177,967,288
               Liabilities less other
                 assets -- (24.0)%.....      (227,769,825)
                                           --------------
               NET ASSETS -- 100.0%.....   $  950,197,463
                                           ==============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $1,204,685,049.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $  82,589,428
Gross unrealized depreciation..    (109,307,189)
                                  -------------
Net unrealized depreciation....   $ (26,717,761)
                                  =============



--------

     See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS -- 98.6%
              AEROSPACE AND DEFENSE -- 3.8%
     23,814   Aerovironment, Inc.* (8)..   $    576,299
     18,100   Curtiss-Wright Corp. .....        908,620
     11,400   Ducommun, Inc.*...........        433,200
     20,700   Esterline Technologies
                Corp.*.................       1,071,225
     27,220   Moog, Inc. -- Class
                A* (8).................       1,246,948
     20,700   Teledyne Technologies,
                Inc.* (8)..............       1,103,931
     23,170   TransDigm Group, Inc.*....      1,046,589
                                           ------------
                                              6,386,812
                                           ------------

              AGRICULTURE -- 0.6%
     22,900   The Andersons, Inc. (8)...      1,025,920
                                           ------------

              APPAREL: MANUFACTURING AND RETAIL -- 5.2%
     46,950   Aeropostale, Inc.*........      1,244,175
     24,849   Charlotte Russe Holding,
                Inc.*..................         401,311
     19,200   Crocs, Inc.* (8)..........        706,752
      2,600   Deckers Outdoor Corp.*....        403,156
     26,500   J Crew Group, Inc.* (8)...      1,277,565
     49,500   Maidenform Brands, Inc.*..        669,735
     19,100   Phillips-Van Heusen
                Corp. (8)..............         704,026
     35,400   Stage Stores, Inc. .......        523,920
     34,500   The Children's Place
                Retail Stores, Inc.*...         894,585
     18,100   The Men's Wearhouse,
                Inc. ..................         488,338
     28,200   The Warnaco Group, Inc.*..        981,360
    133,400   The Wet Seal,
                Inc. -- Class A*.......         310,822
                                           ------------
                                              8,605,745
                                           ------------

              AUTOMOBILE: RETAIL -- 0.5%
     45,600   Asbury Automotive Group,
                Inc. ..................         686,280
      7,965   Sonic Automotive, Inc. ...        154,202
                                           ------------
                                                840,482
                                           ------------

              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 1.5%
     30,600   Aftermarket Technology
                Corp.*.................         834,156
     45,649   Amerigon, Inc.*...........        965,020
     34,383   Winnebago Industries,
                Inc. (8)...............         722,731
                                           ------------
                                              2,521,907
                                           ------------

              BANKS AND FINANCIAL SERVICES -- 2.3%
      4,500   Bankrate, Inc.* (8).......        216,405
     16,000   City Bank (8).............        358,720
     18,777   Green Bankshares,
                Inc. (8)...............         360,518
     34,268   Interactive Data Corp. ...      1,131,187
     25,971   MarketAxess Holdings,
                Inc.*..................         333,208
     13,400   SVB Financial Group* (8)..        675,360
     21,800   United Community Banks,
                Inc. -- Georgia (8)....         344,440
     25,392   Western Alliance
                Bancorp* (8)...........         476,608
                                           ------------
                                              3,896,446
                                           ------------

              BUSINESS SERVICES AND SUPPLIES -- 2.0%
    110,600   CBIZ, Inc.* (8)...........      1,084,986
     26,600   FTI Consulting, Inc.*.....      1,639,624
     25,655   ICF International, Inc.*..        648,045
                                           ------------
                                              3,372,655
                                           ------------

              CHEMICALS -- 1.9%
     29,500   HB Fuller Company.........        662,275
     56,805   ICO, Inc.*................        729,376
     59,700   Landec Corp.*.............        799,980
     34,200   Sensient Technologies
                Corp. .................         967,176
                                           ------------
                                              3,158,807
                                           ------------

              COMMERCIAL SERVICES -- 1.6%
     32,900   Euronet Worldwide,
                Inc.* (8)..............         987,000
     22,880   Steiner Leisure, Ltd.
                (Bahama Islands)*......       1,010,381
     19,100   Team, Inc.* (8)...........        698,678
                                           ------------
                                              2,696,059
                                           ------------

              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 12.2%
    113,076   Actuate Corp.*............        878,601
     37,400   ANSYS, Inc.*..............      1,550,604
     62,332   Aspen Technology, Inc.*...      1,011,025
     65,763   Bluephoenix Solutions,
                Ltd. (Israel)* (8).....       1,191,626
     67,700   Bottomline Technologies,
                Inc.*..................         947,800
     13,712   COMSYS IT Partners,
                Inc.*..................         216,375
     42,429   EPIQ Systems, Inc.* (8)...        738,689
     82,400   FalconStor Software,
                Inc.* (8)..............         927,824
     33,900   FARO Technologies, Inc.*..        921,402
     40,700   Hutchinson Technology,
                Inc.*..................       1,071,224
     76,925   Interwoven, Inc.*.........      1,093,874
     32,900   Jack Henry & Associates,
                Inc. ..................         800,786
     26,600   Manhattan Associates,
                Inc.*..................         701,176
      3,776   ManTech International
                Corp. -- Class A*......         165,464
     57,900   Mentor Graphics Corp.*....        624,162
      5,056   MicroStrategy,
                Inc. -- Class A*.......         480,826
     48,300   Nuance Communications,
                Inc.* (8)..............         902,244
     29,413   Progress Software Corp.*..        990,630
     55,500   Quest Software, Inc.*.....      1,023,420
     66,800   Radiant Systems, Inc.*....      1,150,964
     26,420   SPSS, Inc.*...............        948,742
     10,614   Synaptics, Inc.*..........        436,872
     25,320   Taleo Corp. -- Class A*...        754,030
     33,086   The Ultimate Software
                Group, Inc.*...........       1,041,216
                                           ------------
                                             20,569,576
                                           ------------

              CONSTRUCTION SERVICES AND
                SUPPLIES -- 1.3%
     33,700   AAON, Inc. ...............        667,934
     37,100   Drew Industries, Inc.*....      1,016,540

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              CONSTRUCTION SERVICES AND SUPPLIES
                (CONTINUED)

     24,689   Integrated Electrical
                Services, Inc.*........    $    463,906
                                           ------------
                                              2,148,380
                                           ------------

              CONSUMER GOODS AND SERVICES -- 1.6%
     37,531   Elizabeth Arden,
                Inc.* (8)..............         763,756
     13,100   Fossil, Inc.*.............        549,938
     35,900   Jarden Corp.* (8).........        847,599
     38,500   Kimball International,
                Inc. -- Class B........         527,450
                                           ------------
                                              2,688,743
                                           ------------

              EDUCATION -- 0.2%
      6,000   Capella Education
                Company* (8)...........         392,760
                                           ------------

              ELECTRONICS -- 1.1%
     54,900   Methode Electronics,
                Inc. ..................         902,556
     21,878   Rogers Corp.*.............        948,849
                                           ------------
                                              1,851,405
                                           ------------

              ENGINEERING -- 0.4%
     29,758   EMCOR Group, Inc.*........        703,182
                                           ------------

              ENVIRONMENTAL WASTE MANAGEMENT AND
                RECYCLING SERVICES -- 0.8%
     55,900   Darling International,
                Inc.*..................         646,204
     24,400   Waste Connections, Inc.*..        753,960
                                           ------------
                                              1,400,164
                                           ------------

              FOOD AND BEVERAGE -- 1.8%
     20,544   Central European
                Distribution Corp.*....       1,193,196
     32,900   Flowers Foods, Inc. ......        770,189
     31,000   The Hain Celestial Group,
                Inc.*..................         992,000
                                           ------------
                                              2,955,385
                                           ------------

              INSURANCE -- 4.2%
     13,576   eHealth, Inc.*............        435,925
     15,800   FBL Financial Group,
                Inc. -- Class A........         545,574
     19,200   FPIC Insurance Group,
                Inc.*..................         825,216
     26,800   Harleysville Group,
                Inc. ..................         948,184
     23,100   Infinity Property &
                Casualty Corp. ........         834,603
     22,100   IPC Holdings, Ltd.
                (Bermuda)..............         638,027
     28,200   Platinum Underwriters
                Holdings, Ltd.
                (Bermuda)..............       1,002,792
     15,300   ProAssurance Corp.*.......        840,276
     17,300   RLI Corp. ................        982,467
                                           ------------
                                              7,053,064
                                           ------------

              INTERNET SERVICES -- 6.4%
     22,058   Aladdin Knowledge Systems,
                Ltd. (Israel)*.........         576,376
    108,700   Art Technology Group,
                Inc.*..................         469,584
     21,714   Blue Coat Systems, Inc.*..        713,739
     24,300   Digital River, Inc.*......        803,601
     68,074   eResearchTechnology,
                Inc.*..................         804,635
     55,500   Foundry Networks, Inc.*...        972,360
     50,500   GigaMedia, Ltd.
                (Singapore)*...........         946,875
     54,391   LivePerson, Inc.*.........        290,448
      7,100   Priceline.com, Inc.* (8)..        815,506
     82,300   Secure Computing Corp.*...        790,080
     31,622   Shanda Interactive
                Entertainment, Ltd.
                (ADR)
                (Cayman Islands)*......       1,054,277
     33,800   Shutterfly, Inc.* (8).....        865,956
     19,600   VASCO Data Security
                International, Inc.*...         547,232
     29,000   Vocus, Inc.*..............      1,001,370
                                           ------------
                                             10,652,039
                                           ------------

              LEISURE AND RECREATION -- 0.3%
     42,637   Dover Downs Gaming &
                Entertainment, Inc. ...         479,666
                                           ------------

              MACHINERY -- 1.7%
     39,593   Columbus McKinnon Corp.*..      1,291,524
     75,400   Flow International
                Corp.*.................         702,728
     19,739   Tennant Company...........        874,240
                                           ------------
                                              2,868,492
                                           ------------

              MANUFACTURING -- 4.0%
     11,500   Ameron International
                Corp. .................       1,059,725
     22,600   AptarGroup, Inc. .........        924,566
     32,760   Barnes Group, Inc. .......      1,093,856
     25,191   Ceradyne, Inc.*...........      1,182,213
     39,455   Encore Wire Corp. (8).....        628,124
     15,658   EnPro Industries, Inc.*...        479,918
     29,000   FLIR Systems, Inc.*.......        907,700
      4,400   Valmont Industries,
                Inc. ..................         392,128
                                           ------------
                                              6,668,230
                                           ------------

              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 10.1%
     25,500   AmSurg Corp.*.............        690,030
     71,578   Bruker BioSciences
                Corp.*.................         951,987
     24,800   CONMED Corp.*.............        573,128
     21,400   Hologic, Inc.*............      1,468,897
     17,400   ICON PLC (ADR)
                (Ireland)*.............       1,076,364
     20,269   Illumina, Inc.* (8).......      1,201,141
     32,100   Immucor, Inc.*............      1,091,079
     39,900   inVentiv Health, Inc.*....      1,235,304
     44,737   LHC Group, Inc.*..........      1,117,530
     20,600   MedCath Corp.*............        505,936
     72,900   Natus Medical, Inc.*......      1,410,615
     37,195   Phase Forward, Inc.*......        808,991
     27,531   Somanetics Corp.*.........        651,108
     22,531   SurModics, Inc.* (8)......      1,222,757
     44,600   Synovis Life Technologies,
                Inc.*..................         871,930
     63,143   Third Wave Technologies*..        609,330

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                (CONTINUED)

     47,900   Zoll Medical Corp.*.......   $  1,279,888
                                           ------------
                                             16,766,015
                                           ------------

              METALS AND MINING -- 1.0%
      4,200   Dynamic Materials Corp. ..        247,380
      2,674   Kaiser Aluminum Corp. ....        212,530
      7,500   Schnitzer Steel
                Industries,
                Inc. -- Class A........         518,475
     18,413   Universal Stainless &
                Alloy Products, Inc.*..         654,950
                                           ------------
                                              1,633,335
                                           ------------

              OIL, COAL AND GAS -- 6.4%
     25,300   Bill Barrett Corp.* (8)...      1,059,311
     77,432   Cano Petroleum, Inc.*.....        533,506
     30,300   Comstock Resources,
                Inc.*..................       1,030,200
      5,600   Core Laboratories NV (the
                Netherlands)*..........         698,432
     23,600   Encore Acquisition
                Company*...............         787,532
     33,953   Hercules Offshore,
                Inc.* (8)..............         807,402
     14,900   Hornbeck Offshore
                Services, Inc.* (8)....         669,755
     20,700   Massey Energy Company.....        740,025
     42,750   Natural Gas Services
                Group*.................         838,328
     86,000   Parker Drilling Company*..        649,300
     85,200   PetroQuest Energy, Inc.*..      1,218,361
     17,300   T-3 Energy Services,
                Inc.*..................         813,273
     32,145   Western Refining,
                Inc. (8)...............         778,230
                                           ------------
                                             10,623,655
                                           ------------

              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 7.4%
     84,099   Albany Molecular Research,
                Inc.*..................       1,209,343
     59,108   BioScrip, Inc.*...........        456,905
     42,700   Cubist Pharmaceuticals,
                Inc.*..................         875,777
     29,513   Exponent, Inc.*...........        798,032
     20,004   Kendle International,
                Inc.*..................         978,596
     20,000   Martek Biosciences
                Corp.* (8).............         591,600
     42,824   Obagi Medical Products,
                Inc.*..................         783,251
     87,669   Oculus Innovative
                Sciences, Inc.* (8)....         359,443
     22,000   PAREXEL International
                Corp.*.................       1,062,600
     60,700   PDL BioPharma, Inc.*......      1,063,464
     60,500   PetMed Express, Inc.*.....        732,050
     25,500   Pharmanet Development
                Group, Inc.*...........         999,855
     45,200   Sciele Pharma, Inc.*......        924,340
     11,400   United Therapeutics
                Corp.* (8).............       1,113,210
     51,600   ViroPharma, Inc.*.........        409,704
                                           ------------
                                             12,358,170
                                           ------------

              RETAIL -- 1.0%
     76,500   EZCORP, Inc. -- Class A*..        863,685
     17,400   Longs Drug Stores Corp. ..        817,800
                                           ------------
                                              1,681,485
                                           ------------

              RETAIL: RESTAURANTS -- 1.6%
     39,000   Jack in the Box, Inc.*....      1,005,030
     38,300   O'Charley's, Inc. ........        573,734
     10,800   Red Robin Gourmet Burgers,
                Inc.*..................         345,492
     64,300   Texas Roadhouse,
                Inc. -- Class A*.......         711,158
                                           ------------
                                              2,635,414
                                           ------------

              RETAIL: SUPERMARKETS -- 0.9%
     24,100   Ingles Markets,
                Inc. -- Class A........         611,899
     37,535   Spartan Stores, Inc. .....        857,675
                                           ------------
                                              1,469,574
                                           ------------

              RUBBER PRODUCTS -- 0.5%
     47,024   Cooper Tire & Rubber
                Company................         779,658
                                           ------------

              SCIENTIFIC AND TECHNICAL
                INSTRUMENTS -- 0.4%
     39,600   Spectrum Control, Inc.*...        609,840
                                           ------------

              SECURITY SERVICE AND DEVICES -- 0.8%
     85,700   Cogent, Inc.* (8).........        955,555
     16,677   Macrovision Corp.*........        305,689
                                           ------------
                                              1,261,244
                                           ------------

              SEMICONDUCTORS -- 4.9%
     91,400   Advanced Analogic
                Technologies, Inc.*....       1,030,991
     63,600   ANADIGICS, Inc.* (8)......        735,852
     20,700   Cavium Networks,
                Inc.* (8)..............         476,514
     55,499   LTX Corp.*................        176,487
     32,700   Microsemi Corp.*..........        723,978
     23,900   Netlogic Microsystems,
                Inc.* (8)..............         769,580
     49,703   Pericom Semiconductor
                Corp.*.................         929,446
     49,676   Semtech Corp.*............        770,972
     21,585   Standard Microsystems
                Corp.*.................         843,326
    110,100   TriQuint Semiconductor,
                Inc.*..................         729,963
     41,121   Zoran Corp.*..............        925,634
                                           ------------
                                              8,112,743
                                           ------------

              STORAGE FACILITIES -- 0.2%
     17,300   Mobile Mini, Inc.*........        320,742
                                           ------------

              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 6.2%
     25,900   ADTRAN, Inc. (8)..........        553,742
     34,900   Atheros Communications*...      1,065,846
    112,700   Avici Systems, Inc. ......        893,711
     24,400   Cbeyond, Inc.* (8)........        951,356
     69,196   Ceragon Networks Ltd.
                (Israel)*..............         684,348
     23,300   Comtech Telecommunications
                Corp.* (8).............       1,258,433

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)

     14,218   General Cable Corp.*......   $  1,041,895
     32,900   GeoEye, Inc.*.............      1,107,085
     47,500   Globecomm Systems, Inc.*..        555,750
     72,500   Intervoice, Inc.*.........        579,275
     14,491   NICE Systems, Ltd. (ADR)
                (Israel)*..............         497,331
     48,400   Oplink Communications,
                Inc.*..................         742,940
     69,108   RF Micro Devices, Inc.*...        394,607
                                           ------------
                                             10,326,319
                                           ------------

              TRANSPORTATION -- 1.8%
     55,300   Celadon Group, Inc.*......        506,548
     18,300   Excel Maritime Carriers,
                Ltd. (Liberia) (8).....         735,477
     22,600   GulfMark Offshore,
                Inc.* (8)..............       1,057,454
     21,190   TBS International,
                Ltd. -- Class A
                (Bermuda)*.............         700,541
                                           ------------
                                              3,000,020
                                           ------------
              TOTAL COMMON STOCKS
                (Cost $154,543,735)....     164,514,133
                                           ------------

 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 19.2%
$32,007,250   Securities Lending
                Collateral Investment
                (Note 4)
                (Cost $32,007,250).....      32,007,250
                                           ------------
              TOTAL SECURITIES
                (Cost $186,550,985)....     196,521,383
                                           ------------

              REPURCHASE AGREEMENTS -- 2.0%
  3,273,334   With State Street Bank and
                Trust, dated 12/31/07,
                3.80%, due 01/02/08,
                repurchase proceeds at
                maturity $3,274,025
                (Collateralized by
                Fannie Mae Adjustable
                Rate Mortgage, 4.44%,
                due 03/01/33, with a
                value of $3,339,271)
                (Cost $3,273,334)......       3,273,334
                                           ------------
              Total
                Investments -- 119.8%
                (Cost $189,824,319)....     199,794,717
              Liabilities less other
                assets -- (19.8)%......     (32,977,396)
                                           ------------
              NET ASSETS -- 100.0%......   $166,817,321
                                           ============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $190,717,865.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $ 21,024,353
Gross unrealized depreciation..    (11,947,501)
                                  ------------
Net unrealized appreciation....   $  9,076,852
                                  ============



--------

     See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007



   SHARES                                    VALUE       COUNTRY
   ------                                    -----       -------
               COMMON STOCKS -- 98.6%
               ADVERTISING -- 0.3%
      23,700   Focus Media Holding,
                 Ltd. (ADR)* (8)....    $    1,346,397     CHN
     117,299   Publicis Groupe.......        4,592,690     FRA
                                        --------------
                                             5,939,087
                                        --------------

               AEROSPACE AND DEFENSE -- 0.8%
     236,000   Finmeccanica SpA......        7,580,612     ITA
     225,387   Gamesa Corporacion
                 Tecnologica, SA....        10,538,276     SPA
                                        --------------
                                            18,118,888
                                        --------------

               AGRICULTURE -- 1.4%
  12,100,387   Chaoda Modern
                 Agriculture
                 (Holdings), Ltd. ..        10,956,054     CAY
     138,000   Potash Corp. of
                 Saskatchewan,
                 Inc. ..............        19,866,480     CDA
                                        --------------
                                            30,822,534
                                        --------------

               AIRLINES -- 1.7%
     757,607   easyJet PLC*..........        9,252,147     BRI
   3,537,400   Qantas Airways,
                 Ltd. ..............        16,896,717     AUS
     204,447   Ryanair Holdings PLC
                 (ADR)* (8).........         8,063,390     IRE
     347,671   Singapore Airlines,
                 Ltd. ..............         4,197,803     SIN
                                        --------------
                                            38,410,057
                                        --------------

               APPAREL: MANUFACTURING AND RETAIL -- 0.6%
   1,287,840   Burberry Group PLC....       14,599,556     BRI
                                        --------------

               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 7.5%
     127,500   Alpine Electronics,
                 Inc. ..............         2,137,649     JPN
     648,000   Calsonic Kansei
                 Corp. (8)..........         3,312,071     JPN
     543,223   DaimlerChrysler AG....       52,815,575     GER
   2,059,000   Fuji Heavy Industries,
                 Ltd. ..............         9,620,892     JPN
      10,200   Georg Fischer AG......        6,279,557     SWI
   1,726,700   GKN PLC...............        9,692,817     BRI
     967,000   Hino Motors, Ltd. ....        6,292,879     JPN
     351,600   Honda Motor Company,
                 Ltd. ..............        11,802,354     JPN
   1,442,800   Nissan Motor Company,
                 Ltd. ..............        15,885,459     JPN
      88,800   PSA Peugeot Citroen
                 SA.................         6,731,688     FRA
     159,100   Toyota Auto Body
                 Company, Ltd. .....         2,573,457     JPN
     608,200   Toyota Motor Corp. ...       32,883,033     JPN
     104,788   Valeo SA..............        4,320,389     FRA
      25,800   Volkswagen AG.........        5,888,231     GER
                                        --------------
                                           170,236,051
                                        --------------

               BANKS AND FINANCIAL SERVICES -- 24.2%
     535,600   Alliance & Leicester
                 PLC (8)............         6,908,752     BRI
     232,400   Allied Irish Banks
                 PLC................         5,324,699     IRE
     192,100   Alpha Bank AE.........        6,993,409     GRC
     279,900   Banco Bilbao Vizcaya
                 Argentaria SA......         6,858,658     SPA
     318,300   Banco Espirito Santo,
                 SA.................         6,980,558     POR
   1,451,800   Banco Santander
                 Central Hispano
                 SA.................        31,393,316     SPA
   2,469,900   Barclays PLC..........       24,779,578     BRI
     312,600   BNP Paribas SA........       33,921,273     FRA
     570,300   Bolsa de Mercadorias e
                 Futuros............         8,009,831     BRA
     983,100   Bradford & Bingley
                 PLC................         5,244,650     BRI
     266,800   Canadian Imperial Bank
                 of Commerce (8)....        19,071,625     CDA
     308,700   Commonwealth Bank of
                 Australia..........        16,019,293     AUS
     155,100   Credit Agricole SA....        5,231,444     FRA
     357,700   Credit Suisse Group...       21,516,027     SWI
     378,000   Daiwa Securities
                 Group, Inc. .......         3,437,748     JPN
     183,400   Danske Bank A/S.......        7,183,096     DEN
      84,100   Deutsche Bank AG......       10,992,481     GER
      87,610   Deutsche Boerse AG....       17,388,245     GER
      83,901   Dexia.................        2,113,560     BEL
     582,100   DNB NOR ASA...........        8,897,907     NOR
     367,000   Fortis................        9,663,668     BEL
   1,107,700   HBOS PLC..............       16,206,659     BRI
     226,900   Hitachi Capital
                 Corp. .............         2,918,635     JPN
   1,082,900   Intesa Sanpaolo.......        8,565,404     ITA
     858,363   Invesco, Ltd. (8).....       26,935,431     BER
     319,800   Irish Life & Permanent
                 PLC................         5,521,926     IRE
     207,455   Julius Baer Holding,
                 Ltd. ..............        17,151,250     SWI
     253,800   Laurentian Bank of
                 Canada.............         8,550,433     CDA
   2,574,600   Lloyds TSB Group PLC..       24,189,994     BRI
     115,100   Macquarie Group,
                 Ltd. (8)...........         7,701,043     AUS
   2,438,934   Man Group PLC.........       27,624,620     BRI
      74,000   Muenchener
                 Rueckversicherungs-
                 Gesellschaft AG....        14,383,005     GER
     231,600   National Bank of
                 Canada (8).........        12,270,494     CDA
     109,277   National Bank of
                 Greece SA..........         7,505,921     GRC
     255,700   Nomura Holdings,
                 Inc. ..............         4,337,390     JPN
     828,800   Nordea Bank AB........       13,849,239     SWE
     132,700   Promise Company,
                 Ltd. (8)...........         3,302,207     JPN
     600,986   Schroders PLC.........       15,576,122     BRI
     515,700   SNS Reaal.............       11,581,120     NET
     130,800   Societe Generale......       18,918,991     FRA
     119,100   Sun Life Financial,
                 Inc. (8)...........         6,722,793     CDA
     396,719   Suncorp-Metway,
                 Ltd. ..............         5,893,898     AUS
     228,878   Svenska Handelsbanken
                 AB -- Class A......         7,330,385     SWE

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                    VALUE       COUNTRY
   ------                                    -----       -------
               COMMON STOCKS (CONTINUED)
               BANKS AND FINANCIAL SERVICES (CONTINUED)

      89,200   Swedbank AB -- Class
                 A..................    $    2,525,622     SWE
      98,300   Takefuji Corp. .......        2,388,976     JPN
   1,844,000   The Sumitomo Trust and
                 Banking Company,
                 Ltd. ..............        12,346,704     JPN
     138,300   UBS AG................        6,401,025     SWI
                                        --------------
                                           548,629,105
                                        --------------

               BROADCAST SERVICES/MEDIA -- 0.5%
     140,898   SES (FDR).............        3,707,999     LUX
     143,800   Vivendi Universal SA..        6,597,418     FRA
                                        --------------
                                            10,305,417
                                        --------------

               BUSINESS SERVICES AND SUPPLIES -- 0.4%
   1,117,000   Marubeni Corp. .......        7,928,935     JPN
                                        --------------

               CHEMICALS -- 1.2%
       6,140   Arkema*...............          403,426     FRA
      56,300   Ciba Specialty
                 Chemicals AG.......         2,610,741     SWI
     264,800   Methanex Corp. (8)....        7,394,384     CDA
     891,900   Mitsubishi Chemical
                 Holdings Corp. ....         6,850,022     JPN
     171,800   Nova Chemicals
                 Corp. .............         5,617,292     CDA
     597,500   Sumitomo Bakelite
                 Company, Ltd. .....         3,610,191     JPN
                                        --------------
                                            26,486,056
                                        --------------

               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES -- 1.9%
   1,137,600   CGI Group,
                 Inc. -- Class A*...        13,359,121     CDA
     761,273   Logitech International
                 SA*................        27,918,611     SWI
      66,900   Open Text Corp.* (8)..        2,127,080     CDA
                                        --------------
                                            43,404,812
                                        --------------

               CONSTRUCTION SERVICES AND SUPPLIES -- 2.1%
     353,700   Barratt Developments
                 PLC................         3,207,063     BRI
       8,800   Cementos Portland
                 Valderrivas SA.....           953,374     SPA
   1,093,000   China Communications
                 Construction
                 Company,
                 Ltd. -- Class H....         2,866,577     CHN
      15,600   Ciments Francais SA...        2,684,727     FRA
     119,800   Compagnie de Saint-
                 Gobain.............        11,295,656     FRA
       8,656   Compagnie Generale de
                 Geophysique Veritas
                 (CGG -- Veritas)*..         2,467,823     FRA
      43,500   Lafarge SA............        7,918,097     FRA
     140,339   Leighton Holdings,
                 Ltd. ..............         7,541,349     AUS
      91,000   Maeda Road
                 Construction
                 Company, Ltd.......           729,857     JPN
     910,000   Sanwa Shutter Corp. ..        4,488,296     JPN
     897,035   Taylor Wimpey PLC.....        3,629,309     BRI
                                        --------------
                                            47,782,128
                                        --------------

               CONSUMER GOODS AND SERVICES -- 1.7%
     302,100   Electrolux
                 AB -- Series B.....         5,071,458     SWE
       2,191   Japan Tobacco, Inc. ..       13,101,088     JPN
     364,728   Reckitt Benckiser
                 Group PLC..........        21,156,443     BRI
                                        --------------
                                            39,328,989
                                        --------------

               DIVERSIFIED OPERATIONS AND SERVICES -- 1.6%
     128,600   BASF AG...............       19,067,071     GER
     740,000   China Resources
                 Enterprise, Ltd. ..         3,179,265     HNG
     330,000   Mitsubishi Corp. .....        9,039,073     JPN
     334,000   Sumitomo Corp. .......        4,744,734     JPN
                                        --------------
                                            36,030,143
                                        --------------

               ELECTRONICS -- 2.0%
     211,071   Koninklijke (Royal)
                 Philips Electronics
                 NV.................         9,109,764     NET
      98,972   LG Electronics,
                 Inc. ..............        10,573,367     KOR
     263,900   Sony Corp. ...........       14,646,018     JPN
     810,100   Toshiba Tec Corp. ....        5,474,874     JPN
      45,430   Yamada Denki Company,
                 Ltd. ..............         5,193,046     JPN
                                        --------------
                                            44,997,069
                                        --------------

               ENERGY SERVICES -- 3.0%
   1,866,877   Iberdrola
                 Renovables*........        15,421,491     SPA
     259,100   Suntech Power Holdings
                 Company, Ltd.
                 (ADR)* (8).........        21,329,112     CAY
     297,700   Vestas Wind Systems
                 A/S*...............        32,221,332     DEN
                                        --------------
                                            68,971,935
                                        --------------

               FOOD AND BEVERAGE -- 2.8%
     102,334   East Asiatic Company,
                 Ltd. (A/S Det
                 Ostasiatiske
                 Kompagni)..........         7,975,954     DEN
     107,200   Greene King PLC.......        1,707,139     BRI
      41,933   Nestle SA.............       19,259,957     SWI
   1,537,300   Northern Foods PLC....        2,876,540     BRI
     389,900   Tate & Lyle PLC.......        3,453,800     BRI
     752,769   Unilever NV -- CVA....       27,679,736     NET
                                        --------------
                                            62,953,126
                                        --------------

               INSURANCE -- 4.0%
     441,800   Aviva PLC.............        5,918,679     BRI
   1,939,300   Friends Provident
                 PLC................         6,307,846     BRI
     564,500   ING Groep NV..........       22,077,502     NET
   1,003,300   Milano Assicurazioni
                 SpA................         7,847,780     ITA
   1,472,000   Old Mutual PLC........        4,910,954     BRI
   5,458,900   Royal & Sun Alliance
                 Insurance Group
                 PLC................        16,104,132     BRI
     265,616   SCOR SE...............        6,796,018     FRA
      94,700   Swiss Re..............        6,729,334     SWI

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                    VALUE       COUNTRY
   ------                                    -----       -------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)

      47,900   Zurich Financial
                 Services AG........    $   14,067,703     SWI
                                        --------------
                                            90,759,948
                                        --------------

               INTERNET SERVICES -- 0.3%
   1,911,800   Alibaba.com, Ltd.*....        6,779,346     HNG
                                        --------------

               LEISURE AND RECREATION -- 0.6%
     198,900   Sankyo Company,
                 Ltd. ..............         9,240,398     JPN
     165,400   TUI AG*...............        4,626,075     GER
                                        --------------
                                            13,866,473
                                        --------------

               MACHINERY -- 0.3%
      15,900   Rieter Holding AG.....        7,022,038     SWI
                                        --------------

               MANUFACTURING -- 2.0%
     121,979   Alstom................       26,215,892     FRA
     905,602   Hansen
                 Transmissions*.....         5,191,751     BEL
     704,000   Kurabo Industries,
                 Ltd. ..............         1,581,739     JPN
      51,182   Siemens AG............        8,146,064     GER
   1,155,936   Tomkins PLC...........        4,067,028     BRI
                                        --------------
                                            45,202,474
                                        --------------

               MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES -- 1.1%
     229,903   Sonova Holding AG.....       25,972,348     SWI
                                        --------------

               METALS AND MINING -- 3.7%
     751,300   BlueScope Steel,
                 Ltd. ..............         6,365,902     AUS
     156,200   Companhia Vale do Rio
                 Doce (ADR) (8).....         5,103,054     BRA
   1,381,200   Minara Resources,
                 Ltd. (8)...........         7,555,511     AUS
      37,300   Norddeutsche Affinerie
                 AG.................         1,454,434     GER
     141,900   Rautaruukki Oyj.......        6,151,334     FIN
      30,100   Salzgitter AG.........        4,490,986     GER
     308,300   Sims Group, Ltd. (8)..        7,268,371     AUS
     341,100   ThyssenKrupp AG.......       19,125,347     GER
       6,788   Vallourec SA..........        1,837,502     FRA
     127,800   voestalpine AG........        9,239,732     AST
     221,899   Xstrata PLC...........       15,680,781     BRI
                                        --------------
                                            84,272,954
                                        --------------

               OFFICE EQUIPMENT, SUPPLIES, AND SERVICES -- 0.6%
      95,000   Brother Industries,
                 Ltd. ..............         1,227,096     JPN
     193,900   Oce NV................        3,509,625     NET
     341,000   Ricoh Company, Ltd. ..        6,303,227     JPN
   3,314,500   TPV Technology,
                 Ltd. ..............         2,405,939     HNG
                                        --------------
                                            13,445,887
                                        --------------

               OIL, COAL AND GAS -- 9.4%
   1,487,200   BP PLC................       18,206,585     BRI
   2,028,200   Cosmo Oil Company,
                 Ltd. ..............         7,625,153     JPN
     134,000   EnCana Corp. .........        9,164,598     CDA
     918,800   Eni SpA...............       33,650,455     ITA
     987,100   Nippon Oil Corp. .....        8,031,812     JPN
     174,800   Norsk Hydro ASA.......        2,498,132     NOR
     320,100   Oao Gazprom -- (ADR)..       17,925,600     SUR
      72,300   Petroleo Brasileiro
                 SA -- Petrobra-
                 s (ADR)............         8,331,852     BRA
     287,000   Repsol YPF SA.........       10,230,052     SPA
   1,290,100   Royal Dutch Shell
                 PLC -- Class B.....        53,672,727     BRI
     277,700   Seadrill, Ltd.*.......        6,776,476     BER
     474,400   Showa Shell Sekiyu
                 KK.................         5,265,685     JPN
     150,712   StatoilHydro ASA......        4,690,798     NOR
      52,300   Suncor Energy, Inc. ..        5,718,317     CDA
     245,600   Total SA..............       20,406,487     FRA
                                        --------------
                                           212,194,729
                                        --------------

               PAPER AND FOREST PRODUCTS -- 0.0%
     228,000   Oji Paper Company,
                 Ltd. ..............         1,120,458     JPN
                                        --------------

               PHARMACEUTICALS/RESEARCH AND DEVELOPMENT -- 3.9%
     310,500   AstraZeneca PLC.......       13,375,279     BRI
     338,900   Biovail Corp. ........        4,587,572     CDA
     249,912   CSL, Ltd. ............        7,978,665     AUS
     680,800   Elan Corp. PLC
                 (ADR)* (8).........        14,963,984     IRE
     285,300   GlaxoSmithKline PLC...        7,263,674     BRI
     387,006   Sanofi-Aventis........       35,640,782     FRA
     476,000   Tanabe Seiyaku
                 Company, Ltd. .....         4,512,232     JPN
                                        --------------
                                            88,322,188
                                        --------------

               PRINTING AND PUBLISHING -- 0.2%
     505,300   Quebecor World,
                 Inc.* (8)..........           906,207     CDA
     439,000   Toppan Printing
                 Company, Ltd. .....         4,318,677     JPN
                                        --------------
                                             5,224,884
                                        --------------

               REAL ESTATE DEVELOPMENT AND SERVICES -- 0.3%
     323,000   Sun Hung Kai
                 Properties, Ltd. ..         6,859,825     HNG
                                        --------------

               RETAIL -- 2.4%
   1,044,493   Arcandor AG* (8)......       24,800,119     GER
   3,328,033   Carphone Warehouse
                 PLC................        22,822,376     BRI
   1,912,500   Dixons Group PLC......        3,778,470     BRI
     590,900   JJB Sports PLC........        1,452,663     BRI
      10,300   Valora Holding AG.....        2,499,603     SWI
                                        --------------
                                            55,353,231
                                        --------------

               RETAIL: RESTAURANTS -- 0.1%
     112,200   Plenus Company,
                 Ltd. (8)...........         1,570,790     JPN
                                        --------------

               RETAIL: SUPERMARKETS -- 1.9%
   4,530,287   Tesco PLC.............       43,038,354     BRI
                                        --------------

               SEMICONDUCTORS -- 1.4%
   3,834,701   ARM Holdings PLC......        9,465,361     BRI
     718,343   ASML Holding NV.......       22,748,488     NET
                                        --------------
                                            32,213,849
                                        --------------


                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007

   SHARES                                    VALUE       COUNTRY
   ------                                    -----       -------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 9.2%
   3,064,800   BT Group PLC..........   $   16,639,907     BRI
     159,600   Elcoteq Network
                 Corp. -- Class A...           947,373     FIN
     441,438   France Telecom SA.....       15,889,857     FRA
     208,200   Millicom International
                 Cellular SA* (8)...        24,555,108     LUX
   1,588,500   MobileOne, Ltd. ......        2,096,738     SIN
       3,200   Nippon Telegraph and
                 Telephone Corp. ...        16,012,174     JPN
   1,059,565   Nokia Oyj.............       41,083,114     FIN
       9,500   NTT DoCoMo, Inc. .....       15,817,034     JPN
     202,800   Orascom Telecom
                 Holding SAE (GDR)..        16,224,000     EGP
      59,400   Research In Motion,
                 Ltd.*..............         6,735,960     CDA
      17,000   Swisscom AG...........        6,636,930     SWI
     837,506   Telefonica SA.........       27,207,849     SPA
     318,100   Turkcell Iletisim
                 Hizmetleri
                 AS (ADR)...........         8,770,017     TUR
   1,646,500   Vodafone Group PLC....        6,155,188     BRI
     395,600   VTech Holdings,
                 Ltd. ..............         2,841,152     BER
                                        --------------
                                           207,612,401
                                        --------------

               TOYS -- 0.6%
      23,700   Nintendo Company,
                 Ltd. ..............        14,192,633     JPN
                                        --------------

               TRANSPORTATION -- 0.8%
   2,535,000   Neptune Orient Lines,
                 Ltd. ..............         6,885,859     SIN
   1,367,100   Orient Overseas
                 International,
                 Ltd. ..............        10,116,407     BER
                                        --------------
                                            17,002,266
                                        --------------

               UTILITIES -- 2.1%
      95,900   ATCO, Ltd. -- Class
                 I..................         5,364,648     CDA
      97,400   Hokkaido Electric
                 Power Company,
                 Inc. ..............         2,109,905     JPN
      57,100   Kyushu Electric Power
                 Company, Inc. .....         1,405,586     JPN
     421,066   Veolia Environment....       38,445,440     FRA
                                        --------------
                                            47,325,579
                                        --------------
               TOTAL COMMON STOCKS
                 (Cost
                 $1,844,885,583)....     2,234,296,543
                                        --------------

  PRINCIPAL
  ---------

               SECURITIES LENDING COLLATERAL -- 6.7%
$150,909,501   Securities Lending
                 Collateral
                 Investment (Note 4)
                 (Cost
                 $150,909,501)......    $  150,909,501     USA
                                        --------------
               TOTAL SECURITIES
                 (Cost
                 $1,995,795,084)....     2,385,206,044
                                        --------------
               REPURCHASE AGREEMENTS -- 1.0%
  21,533,562   With State Street Bank
                 and Trust, dated
                 12/31/07, 3.80%,
                 due 01/02/08,
                 repurchase proceeds
                 at maturity
                 $21,538,108
                 (Collateralized by
                 various Fannie Mae
                 Adjustable Rate
                 Mortgages, 3.75%-
                 4.28%, due
                 06/01/33-07/01/33,
                 with a total value
                 of $21,966,788)
                 (Cost
                 $21,533,562).......        21,533,562     USA
                                        --------------
               Total
                 Invest-
                 ments -- 106.3%
                 (Cost
                 $2,017,328,646)....     2,406,739,606
               Liabilities less other
                 assets -- (6.3)%...      (142,678,092)
                                        --------------
               NET ASSETS -- 100.0%..   $2,264,061,514
                                        ==============




     The aggregate cost of securities for federal income tax purposes at December 31, 2007 is $2,021,766,887.

     The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $456,986,645
Gross unrealized depreciation..    (72,013,926)
                                  ------------
Net unrealized appreciation....   $384,972,719
                                  ============



--------

     See summary of footnotes and abbreviations to portfolios.



                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2007



                                                                    PERCENT OF TOTAL
COUNTRY COMPOSITION                                               INVESTMENTS AT VALUE
-------------------                                               --------------------
Australia (AUS).................................................           3.46%
Austria (AST)...................................................           0.38
Belgium (BEL)...................................................           0.71
Bermuda (BER)...................................................           2.04
Brazil (BRA)....................................................           0.89
Canada (CDA)....................................................           5.30
Cayman Islands (CAY)............................................           1.40
China (CHN).....................................................           0.12
Denmark (DEN)...................................................           1.97
Egypt (EGP).....................................................           0.67
Finland (FIN)...................................................           2.00
France (FRA)....................................................          10.40
Germany (GER)...................................................           7.61
Greece (GRC)....................................................           0.60
Hong Kong (HNG).................................................           0.70
Ireland (IRE)...................................................           1.41
Italy (ITA).....................................................           2.40
Japan (JPN).....................................................          12.02
Luxembourg (LUX)................................................           1.17
Norway (NOR)....................................................           0.67
Portugal (POR)..................................................           0.29
Russia (SUR)....................................................           0.74
Singapore (SIN).................................................           0.55
South Korea (KOR)...............................................           0.44
Spain (SPA).....................................................           4.26
Sweden (SWE)....................................................           1.20
Switzerland (SWI)...............................................           7.47
Turkey (TUR)....................................................           0.36
The Netherlands (NET)...........................................           4.02
United Kingdom (BRI)............................................          17.58
United States (USA).............................................           7.17
                                                                         ------
TOTAL PERCENTAGE................................................         100.00%
                                                                         ======





                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                            PORTFOLIO OF INVESTMENTS

              SUMMARY OF FOOTNOTES AND ABBREVIATIONS TO PORTFOLIOS
                                DECEMBER 31, 2007



Footnotes:
----------
*           Non-income producing security.
144A        All or a portion of this security
            is a 144A or private placement
            security and can only be sold to
            qualified institutional buyers.
            Unless otherwise indicated, these
            securities have been determined
            to be liquid under procedures
            established by the Board of
            Trustees.



1)   Variable rate security. The rate shown
     was in effect at December 31, 2007.
2)   Quarterly reset provision. The rate
     shown was in effect at December 31,
     2007.
3)   Monthly reset provision. The rate
     shown was in effect at December 31,
     2007.
4)   Security is segregated as collateral
     for written options.
5)   Security is segregated as initial
     margin for futures contracts.
6)   Security is segregated as collateral
     for swap contracts and/or for
     swaptions.
7)   Represents a zero coupon bond which
     will convert to an interest bearing
     security at a later date.
8)   All or part of this security is on
     loan.
9)   Bond is in default.
10)  Variable rate security. Interest rate
     is based on the credit rating of the
     issuer. The rate shown was in effect
     at December 31, 2007.
11)  Floating rate security. The interest
     rate is subject to change semi-
     annually based on the London Interbank
     Offered Rate ("LIBOR"). The rate shown
     was in effect at December 31, 2007.
12)  PIK ("Payment-In-Kind") bond. These
     bonds pay interest in the form of
     additional bonds.
13)  Security was in bankruptcy
     reorganization at the time of
     maturity. Recovery will be determined
     at the conclusion of the bankruptcy.
14)  Fair valued at December 31, 2007.


          Following are the market values (as determined by fair valuation) and the corresponding percentage of Portfolio net assets of all fair valued securities at December 31, 2007.

         SERIES                 MARKET VALUE   PERCENTAGE
         ------                 ------------   ----------
         High Yield Bond         $6,519,188       1.21%



15)  A portion of the market value of the
     repurchase agreement represents the
     investment of the $3,800,000 cash
     received as collateral for open swap
     contracts.
16)  Principal amount for this security is
     denominated in Euros.
17)  Principal amount for this security is
     denominated in Japanese Yen.
18)  Principal amount for this security is
     denominated in New Zealand Dollars.



Abbreviations:
--------------
ADR American Depository Receipt.
FDR Foreign Depository Receipt.
GDR Global Depository Receipt.
IO  Interest Only represents the right
    to receive the monthly interest
    payment on an underlying pool of
    mortgage loans. The face amount
    shown represents the par value on
    the underlying pool. The yields on
    these securities generally exceed
    yields on other mortgage- backed
    securities because their cash flow
    patterns are more volatile and there
    is a greater risk that the initial
    investment will not be fully
    recouped. These securities are
    subject to accelerated principal
    paydowns as a result of prepayment
    or refinancing of the underlying
    pool of mortgage instruments. As a
    result, interest income may be
    reduced considerably.
TBA To be announced. Securities are
    purchased on a forward commitment
    basis with approximate principal
    amount and general stated maturity
    date. The actual principal amount
    and maturity date will be determined
    upon settlement when the specific
    mortgage pools are assigned.


    --------
     - Securities issued by companies
       registered outside the United
       States are denoted with their
       domestic country in parenthesis.
     - Fixed income securities
       designated as "perpetual" are
       securities that make (or are
       scheduled to make) a steady
       payment of interest. They do not
       have a maturity date, and the
       interest payments are indefinite.
     - Footnotes and abbreviations may
       or may not appear in each
       portfolio of investments.




                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                              PORTFOLIO COMPOSITION

                                DECEMBER 31, 2007

     The following charts summarize the portfolio composition of each Series by asset type.


    MONEY MARKET SERIES
    Yankee Certificates of Deposit......   38.0%
    Repurchase Agreements/Cash
      Equivalents.......................   15.7
    US Government Agency Securities.....   14.4
    Corporate Notes.....................   13.7
    Commercial Paper....................   11.9
    Domestic Certificates of Deposit....    4.2
    Time Deposit........................    1.6
    Other assets less liabilities.......    0.5
                                          -----
                                          100.0%
                                          =====
    HIGH QUALITY BOND SERIES
    Corporate Bonds and Notes...........   58.8%
    US Treasury Securities..............   17.7
    US Government Agency Securities.....   16.7
    Securities Lending Collateral.......    9.8
    Short Term US Government Agency
      Securities........................    3.0
    Repurchase Agreements/Cash
      Equivalents.......................    1.7
    Municipal Bonds.....................    0.8
    Foreign Government Obligations......    0.5
    Liabilities less other assets.......   (9.0)
                                          -----
                                          100.0%
                                          =====
    INFLATION-PROTECTED SECURITIES
      SERIES (1)
    US Treasury Securities..............   91.3%
    Securities Lending Collateral.......   10.2
    Repurchase Agreements/Cash
      Equivalents.......................    4.3
    Corporate Bonds and Notes...........    3.3
    Liabilities less other assets.......   (9.1)
                                          -----
                                          100.0%
                                          =====
    CORE BOND SERIES
    Corporate Bonds and Notes...........   50.6%
    US Government Agency Securities.....   43.0
    US Treasury Securities..............    3.7
    Preferred Stocks....................    2.4
    Repurchase Agreements/Cash
      Equivalents.......................    1.7
    Foreign Government Obligations......    1.2
    Securities Lending Collateral.......    0.9
    Purchased Call Options..............    0.4
    Purchased Put Options...............    0.1
    Call Options Written................   (0.0)*
    Securities Sold Short...............   (7.5)
    Other assets less liabilities.......    3.5
                                          -----
                                          100.0%
                                          =====
    TOTAL RETURN BOND SERIES
    Corporate Bonds and Notes...........   50.0%
    US Government Agency Securities.....   47.8
    US Treasury Securities..............   14.8
    Repurchase Agreement/Cash
      Equivalents.......................   11.2
    Securities Lending Collateral.......    6.2
    Preferred Stocks....................    0.6
    Foreign Government Obligations......    0.4
    Municipal Bonds.....................    0.2
    Convertible Bonds...................    0.0*
    Put Options Written.................   (0.0)*
    Call Options Written................   (0.1)
    Liabilities less other assets.......  (31.1)
                                          -----
                                          100.0%
                                          =====
    HIGH YIELD BOND SERIES
    Corporate Bonds and Notes...........   80.0%
    Loan Participations.................   11.5
    Repurchase Agreements/Cash
      Equivalents.......................    5.1
    Convertible Preferred Stocks........    0.8
    Preferred Stocks....................    0.5
    Convertible Bonds...................    0.3
    Common Stocks.......................    0.2
    Warrants............................    0.1
    Other assets less liabilities.......    1.5
                                          -----
                                          100.0%
                                          =====
    BALANCED SERIES
    Common Stocks.......................   60.2%
    Corporate Bonds and Notes...........   23.7
    US Government Agency Securities.....   21.6
    Securities Lending Collateral.......    3.7
    US Treasury Securities..............    0.5
    Municipal Bonds.....................    0.4
    Repurchase Agreements/Cash
      Equivalents.......................    0.3
    Preferred Stocks....................    0.2
    Foreign Government Obligations......    0.2
    Convertible Bonds...................    0.0*
    Put Options Written.................   (0.0)*
    Call Options Written................   (0.0)*
    Liabilities less other assets.......  (10.8)
                                          -----
                                          100.0%
                                          =====

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                        PORTFOLIO COMPOSITION (CONTINUED)

                                DECEMBER 31, 2007

    VALUE & INCOME SERIES
    Common Stocks.......................   99.1%
    Securities Lending Collateral.......    6.5
    Repurchase Agreements/Cash
      Equivalents.......................    2.1
    Liabilities less other assets.......   (7.7)
                                          -----
                                          100.0%
                                          =====
    VALUE SERIES
    Common Stocks.......................   95.5%
    Securities Lending Collateral.......    6.0
    Repurchase Agreements/Cash
      Equivalents.......................    4.7
    Liabilities less other assets.......   (6.2)
                                          -----
                                          100.0%
                                          =====
    GROWTH & INCOME SERIES
    Common Stocks.......................   99.2%
    Securities Lending Collateral.......    5.5
    Repurchase Agreements/Cash
      Equivalents.......................    0.8
    Liabilities less other assets.......   (5.5)
                                          -----
                                          100.0%
                                          =====
    EQUITY GROWTH SERIES
    Common Stocks.......................   96.4%
    Securities Lending Collateral.......    4.4
    Repurchase Agreements/Cash
      Equivalents.......................    3.0
    Liabilities less other assets.......   (3.8)
                                          -----
                                          100.0%
                                          =====
    AGGRESSIVE EQUITY SERIES
    Common Stocks.......................   99.3%
    Securities Lending Collateral.......    7.4
    Repurchase Agreements/Cash
      Equivalents.......................    1.0
    Liabilities less other assets.......   (7.7)
                                          -----
                                          100.0%
                                          =====
    MID-CAP VALUE SERIES
    Common Stocks.......................   96.9%
    Securities Lending Collateral.......   13.7
    Repurchase Agreements/Cash
      Equivalents.......................    3.1
    Short Term US Government Agency
      Securities........................    0.6
    Convertible Bonds...................    0.0*
    Liabilities less other assets.......  (14.3)
                                          -----
                                          100.0%
                                          =====
    MID-CAP GROWTH SERIES
    Common Stocks.......................   99.1%
    Securities Lending Collateral.......   13.7
    Repurchase Agreements/Cash
      Equivalents.......................    1.1
    Liabilities less other assets.......  (13.9)
                                          -----
                                          100.0%
                                          =====
    SMALL-CAP VALUE SERIES
    Common Stocks.......................   98.0%
    Securities Lending Collateral.......   22.6
    Repurchase Agreements/Cash
      Equivalents.......................    1.9
    Liabilities less other assets.......  (22.5)
                                          -----
                                          100.0%
                                          =====
    SPECIAL EQUITY SERIES
    Common Stocks.......................   97.0%
    Securities Lending Collateral.......   23.7
    Repurchase Agreements/Cash
      Equivalents.......................    3.2
    Short Term US Treasury Securities...    0.1
    Liabilities less other assets.......  (24.0)
                                          -----
                                          100.0%
                                          =====
    SMALL-CAP GROWTH SERIES
    Common Stocks.......................   98.6%
    Securities Lending Collateral.......   19.2
    Repurchase Agreements/Cash
      Equivalents.......................    2.0
    Liabilities less other assets.......  (19.8)
                                          -----
                                          100.0%
                                          =====
    INTERNATIONAL EQUITY SERIES
    Common Stocks.......................   98.6%
    Securities Lending Collateral.......    6.7
    Repurchase Agreements/Cash
      Equivalents.......................    1.0
    Liabilities less other assets.......   (6.3)
                                          -----
                                          100.0%
                                          =====



--------

(1) Formerly, Intermediate Government Bond Series.

*   Amount rounds to less than 0.05%.




                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993 under the laws of the State of New York, is composed of eighteen different series that are, in effect, separate investment funds: the Money Market Portfolio, the High Quality Bond Portfolio, the Inflation-Protected Securities Portfolio (formerly, the Intermediate Government Bond Portfolio), the Core Bond Portfolio, the Total Return Bond Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, the Value & Income Portfolio, the Value Portfolio, the Growth & Income Portfolio, the Equity Growth Portfolio, the Aggressive Equity Portfolio, the Mid-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Small-Cap Value Portfolio, the Special Equity Portfolio, the Small-Cap Growth Portfolio, and the International Equity Portfolio (each a "Series"). The Inflation-Protected Securities Portfolio changed its name from the Intermediate Government Bond Portfolio on May 1, 2007. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

     The investment objectives of each Series are as follows:

     MONEY MARKET -- The Series' goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

     HIGH QUALITY BOND -- The Series' goal is to provide a high risk-adjusted return while focusing on the preservation of capital.

     INFLATION-PROTECTED SECURITIES -- The Series' goal is to seek maximum real return consistent with the preservation of capital. Prior to May 1, 2007, the investment objective of the Series was to provide as high a level of current income as is consistent with the preservation of capital.

     CORE BOND -- The Series' goal is to achieve maximum total return.

     TOTAL RETURN BOND -- The Series' goal is to maximize long-term total return.

     HIGH YIELD BOND -- The Series' goal is to provide a high level of current income.

     BALANCED -- The Series' goal is to provide a high total investment return through investment in a diversified portfolio of stocks, bonds and money market instruments.

     VALUE & INCOME -- The Series' goal is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

     VALUE -- The Series' goal is to provide capital appreciation. Dividend income is a secondary goal.

     GROWTH & INCOME -- The Series' goal is to provide capital appreciation and current income.

     EQUITY GROWTH -- The Series' goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

     AGGRESSIVE EQUITY -- The Series' goal is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

     MID-CAP VALUE -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

     MID-CAP GROWTH -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND BUSINESS (CONTINUED)

     SMALL-CAP VALUE -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

     SPECIAL EQUITY -- The Series' goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

     SMALL-CAP GROWTH -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

     INTERNATIONAL EQUITY -- The Series' goal is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

2. SIGNIFICANT ACCOUNTING POLICIES

     A. SECURITY VALUATION:

     Short-term securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Bonds are valued at the mean of the last available bid and asked prices by an independent pricing service. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the last settlement price on the exchange on which they are traded. Swap agreements are normally valued in the basis of broker quotes. When valuations are not readily available, securities will be valued at their fair value as determined by the Board of Trustees. Unlisted securities are valued at the last sales price provided by an independent pricing agent or the principal market maker.

     Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the calculation of net asset value when the investment advisor deems that the particular event or circumstance would materially affect its asset value. In accordance with procedures adopted by the Board of Trustees, the International Equity Series applies fair value pricing on a daily basis for all non-US and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Series' investment advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value each day.

     B. REPURCHASE AGREEMENTS:

     Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series' investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 102% for domestic securities and 105% for international securities of the

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

repurchase price at all times. If the value of the underlying securities falls below the value of the repurchase price, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C. FOREIGN CURRENCY TRANSLATION:

     The accounting records of each Series are maintained in US dollars. The market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated to US dollars based on the prevailing exchange rates each business day. Income, expenses, purchases, and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.

     Each Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses on disposition of foreign currencies and foreign currency forward and spot contracts, and the difference between the amount of investment income receivable and foreign withholding taxes payable recorded on each Series' books and the US dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities (other than investments in securities) and foreign currency forward and spot contracts, resulting from changes in the prevailing exchange rates.

     D. FOREIGN CURRENCY FORWARD, SPOT, AND CROSS CURRENCY CONTRACTS:

     Each Series, with the exception of the Money Market Series, may enter into foreign currency forward contracts, spot, and cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with those series that participate in such contracts. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A spot contract is also an agreement to buy and sell a currency, but will settle within a week or less from the date it is entered into. The market value of a foreign currency forward, spot, or cross currency contract fluctuates with changes in forward currency exchange rates. Foreign currency forward, spot, and cross currency contracts are marked to market daily and the change in value is recorded by the Series as an unrealized foreign exchange gain or loss. When a foreign currency forward, spot, or cross currency contract is extinguished, through delivery or by entering into another offsetting foreign currency forward, spot, or cross currency contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

     As of December 31, 2007, the Inflation-Protected Securities Series, Core Bond Series, Total Return Bond Series, Balanced Series, Equity Growth Series, and International Equity Series each had outstanding foreign currency forward contracts as listed in Note 8.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     E. WRITTEN OPTIONS:

     Each Series, with the exception of the Money Market Series, may write or purchase options for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. When a Series writes an option, an amount equal to the premium received by the Series is recorded as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. These options are settled for cash and subject the Series to unknown risk of loss. The Series, however, are not subject to credit risk on written options, as the counterparty has already performed its obligation by paying the premium at the inception of the contract. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Series realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

     Transactions in options written for the year ended December 31, 2007 were as follows:

                                                 INFLATION-PROTECTED
                                                     SECURITIES               CORE BOND
                                                --------------------   -----------------------
                                                NUMBER OF               NUMBER OF
                                                CONTRACTS   PREMIUMS    CONTRACTS     PREMIUMS
                                                ---------   --------   -----------   ---------
Written call options outstanding at December
  31, 2006....................................      --      $     --    34,200,000   $ 229,140
Call options written..........................      16        10,035           217     123,969
Call options terminated in closing purchase
  transactions................................     (16)      (10,035)  (34,200,000)   (229,140)
Call options expire...........................      --            --            --          --
                                                   ---      --------   -----------   ---------
Written call options outstanding at December
  31, 2007....................................      --      $     --           217   $ 123,969
                                                   ===      ========   ===========   =========
Written put options outstanding at December
  31, 2006....................................      --      $     --    34,200,000   $ 372,780
Put options written...........................      16         7,955            --          --
Put options terminated in closing purchase
  transactions................................     (16)       (7,955)  (34,200,000)   (372,780)
Put options expired...........................      --            --            --          --
                                                   ---      --------   -----------   ---------
Written put options outstanding at December
  31, 2007....................................      --      $     --            --   $      --
                                                   ===      ========   ===========   =========


                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                                     TOTAL RETURN
                                                         BOND                  BALANCED
                                                ---------------------   ---------------------
                                                NUMBER OF               NUMBER OF
                                                CONTRACTS    PREMIUMS   CONTRACTS    PREMIUMS
                                                ---------   ---------   ---------   ---------
Written call options outstanding at December
  31, 2006....................................       26     $   6,964        42     $  11,337
Call options written..........................      473       239,229       260       124,950
Call options terminated in closing purchase
  transactions................................     (358)     (144,460)     (246)      (96,098)
Call options expire...........................       --            --        --            --
                                                   ----     ---------      ----     ---------
Written call options outstanding at December
  31, 2007....................................      141     $ 101,733        56     $  40,189
                                                   ====     =========      ====     =========
Written put options outstanding at December
  31, 2006....................................       51     $  15,432        82     $  24,809
Put options written...........................      593       295,645       286       129,320
Put options terminated in closing purchase
  transactions................................     (526)     (214,542)     (325)     (118,875)
Put options expire............................       --            --        --            --
                                                   ----     ---------      ----     ---------
Written put options outstanding at December
  31, 2007....................................      118     $  96,535        43     $  35,254
                                                   ====     =========      ====     =========




     F. FUTURES CONTRACTS:

     Each Series, with the exception of the Money Market Series, may enter into futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in market value caused by changes in prevailing market or interest rates. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

     Variation margin payments are received or made by each Series each day, depending upon the daily fluctuations in the market value of the underlying instrument. Each Series recognizes an unrealized gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the basis in the contract.

     Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. These contracts may involve market risk in excess of the unrealized gains or losses reflected in the Series' Statement of Assets and Liabilities.

     Use of long futures contracts subjects the Series to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures contracts subjects the Series to unlimited risk of loss. The Series may enter into futures contracts on exchanges or boards of trade. In that case, the exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Series' credit risk is limited to failure of the exchange or board of trade.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Open futures contracts as of December 31, 2007:

                                                                                          VALUE AS OF   NET UNREALIZED
                         NUMBER OF                                        EXPIRATION     DECEMBER 31,    APPRECIATION/
SERIES                   CONTRACTS              DESCRIPTION                  DATE            2007       (DEPRECIATION)
------                  -----------   -------------------------------   --------------   ------------   --------------
Inflation-Protected
  Securities..........       9 Long   90 Day Euro Future                September 2008   $  2,171,475     $     1,611
                             9 Long   US Long Bond Future               March 2008          1,047,375           7,108
                            53 Long   US Treasury Note 2 Year Future    March 2008         11,143,250          10,283
                            27 Long   US Treasury Note 5 Year Future    March 2008          2,977,593          19,588
                            9 Short   90 Day Euro Future                September 2009      2,167,875            (729)
                           53 Short   US Treasury Note 10 Year Future   March 2008          6,009,703           2,149
                                                                                                          -----------
                                                                                                          $    40,010
                                                                                                          ===========
Core Bond.............     324 Long   90 Day Euro Future                September 2008   $ 78,173,100     $    25,244
                           174 Long   Euribor Future                    March 2008         60,718,132         (57,244)
                           179 Long   Euro Bobl Future                  March 2008         28,248,648        (412,551)
                           348 Long   Euro Bund Future                  March 2008         57,549,622      (1,291,444)
                         1,842 Long   US Treasury Note 10 Year Future   March 2008        208,865,531         358,692
                          324 Short   90 Day Euro Future                September 2009     78,043,500            (196)
                          285 Short   US Long Bond Future               March 2008         33,166,875         (59,634)
                        3,888 Short   US Treasury Note 5 Year Future    March 2008        428,773,500      (1,522,289)
                                                                                                          -----------
                                                                                                          $(2,959,422)
                                                                                                          ===========
Total Return Bond.....      44 Long   90 Day Euro Future                March 2008       $ 10,534,150     $    16,830
                            32 Long   90 Day Euro Future                June 2008           7,700,400         123,040
                            72 Long   90 Day Euro Future                September 2008     17,371,800          21,940
                            94 Long   Euribor Future                    June 2008          32,836,108         (81,886)
                           144 Long   Euro Bund Future                  March 2008         23,813,636        (479,796)
                           133 Long   US Long Bond Future               March 2008         15,477,875        (158,438)
                           103 Long   US Treasury Note 5 Year Future    March 2008         11,358,969          61,313
                           11 Short   US Treasury Note 2 Year Future    March 2008          2,312,750          (5,555)
                          371 Short   US Treasury Note 10 Year Future   March 2008         42,067,922           8,809
                                                                                                          -----------
                                                                                                          $  (493,743)
                                                                                                          ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                                                                          VALUE AS OF   NET UNREALIZED
                         NUMBER OF                                        EXPIRATION     DECEMBER 31,    APPRECIATION/
SERIES                   CONTRACTS              DESCRIPTION                  DATE            2007       (DEPRECIATION)
------                  -----------   -------------------------------   --------------   ------------   --------------
Balanced..............      21 Long   90 Day Euro Future                March 2008       $  5,027,663     $     7,045
                            33 Long   90 Day Euro Future                June 2008          11,527,570         (28,746)
                            23 Long   90 Day Euro Future                June 2008           5,534,663          71,635
                            29 Long   90 Day Euro Future                September 2008      6,996,975          10,443
                             5 Long   90 Day Euro Future                December 2008       1,207,875           4,100
                             5 Long   90 Day Euro Future                March 2009          1,207,875           4,850
                             5 Long   90 Day Euro Future                June 2009           1,206,375           4,975
                             5 Long   90 Day Euro Future                September 2009      1,204,375           4,663
                            58 Long   Euro Bund Future                  March 2008          9,591,604        (193,310)
                            55 Long   US Long Bond Future               March 2008          6,400,625         (54,658)
                            11 Long   US Treasury Note 2 Year Future    March 2008          2,312,750             382
                           62 Short   US Treasury Note 5 Year Future    March 2008          6,837,437         (13,654)
                          140 Short   US Treasury Note 10 Year Future   March 2008         15,874,688           8,456
                                                                                                          -----------
                                                                                                          $  (173,819)
                                                                                                          ===========
Growth & Income.......       1 Long   NASDAQ 100 Future                 March 2008       $    210,475     $    (2,429)
                             4 Long   S&P 500 Future                    March 2008          1,477,200         (12,365)
                                                                                                          -----------
                                                                                                          $   (14,794)
                                                                                                          ===========
Special Equity........       9 Long   Russell 2000 Future               March 2008       $  3,474,900     $    84,130
                                                                                                          ===========



     The Inflation-Protected Securities Series, Core Bond Series, Total Return Bond Series, Balanced Series, Growth & Income Series, and Special Equity Series have segregated securities as collateral for their respective open futures contracts. The segregated securities are identified within each Series' portfolio of investments. In addition, the Total Return Bond Series has segregated $2,055,237 of cash, and the Balanced Series has segregated $1,587,089 of cash as collateral for their respective open futures contracts.

     G. SWAP AGREEMENTS:

     Each Series, with the exception of the Money Market Series, may engage in various swap transactions, including interest rate, currency exchange rate, equity index, credit default and total return swap agreements, for hedging purposes, or as alternatives to direct investments.

     An interest rate swap involves a Series and another party, and each agrees to exchange interest earned with respect to a notional amount of principal. An interest rate swap typically involves the exchange of a fixed rate payment for a floating rate payment. A currency rate swap involves two parties who agree to sell each other a foreign currency, and commit to exchanging the principal amount at a specified future date. An equity index swap represents an exchange of cash flow streams, one typically based on a reference interest rate; the other on the performance of a stock or stock market index. A credit default swap involves the payment of a premium by a buyer for protection against a specified credit risk or event, such as a default. Should a default occur, the protection seller can either accept delivery of the defaulted security or pay the buyer a cash settlement. If a Series is a protection buyer and no event occurs, the Series may receive or recover nothing. If a Series is a protection seller, it will receive premium payments (if there is no event) and generally receives an upfront payment as well. A Series will only enter into credit default swaps with parties that meet certain levels of creditworthiness as assessed by the

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

subadvisor. In a total return swap, one party receives interest payments on a referenced asset or index plus any capital gains and losses over the payment period, while the other receives a specified cash flow based on the same notional amount.

     Swaps can expose a Series to credit or market risk due to unfavorable changes in interest rates or a change in value of underlying securities or indices. In addition, there is a possibility that there will not be a liquid market for the agreements, or that a counterparty may default on its obligation.

     Premiums paid or received by a Series are recorded as unrealized appreciation/(depreciation) in the Statement of Operations. Contracts are marked-to-market daily based on valuations supplied by a dealer or broker. Changes in value, including accruals of periodic amounts of interest to be paid or received on swaps, are reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

     From time to time, a Series will receive cash as collateral pledged for various swap agreements from brokers. Upon receipt of the cash, the Series will, in turn, invest the collateral proceeds in short-term, highly liquid investments. At December 31, 2007, this amount had reached a cumulative total of $3,800,000 in the Core Bond Series. This cash collateral was invested in the repurchase agreement for the Core Bond Series.

     During the year ended December 31, 2007, the Core Bond Series entered into swap agreements. The Core Bond Series entered into interest rate, credit default, and total return swaps.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Outstanding swap agreements as of December 31, 2007:

CORE BOND SERIES

Interest Rate Swaps:

                               PAYMENTS MADE BY  PAYMENTS RECEIVED  TERMINATION
SWAP COUNTERPARTY                 THE SERIES       BY THE SERIES        DATE     NOTIONAL AMOUNT     VALUE
-----------------             -----------------  -----------------  -----------  ---------------  -----------
Citigroup Global Markets....  3 month LIBOR      5.53% semi-annual    06/05/17     $ 17,800,000   $ 1,216,808
Citigroup Global Markets....  3 month LIBOR      5.27% semi-annual    08/06/12       74,800,000     4,577,760
Citigroup Global Markets....  3 month LIBOR      5.32% semi-annual    08/28/17       69,000,000     4,561,590
Citigroup Global Markets....  5.64% semi-annual  3 month LIBOR        07/05/17       38,000,000    (3,513,959)
Citigroup Global Markets....  3 month LIBOR      5.18% semi-annual    09/18/10      100,000,000     4,579,000
Citigroup Global Markets....  3 month LIBOR      5.16% semi-annual    11/07/10       66,900,000     2,289,318
Citigroup Global Markets....  3 month LIBOR      4.95% semi-annual    12/12/11       23,600,000       754,256
Citigroup Global Markets....  3 month LIBOR      5.31% semi-annual    10/16/17      133,900,000    (6,817,023)
Deutsche Bank AG............  3 month STIBOR     4.49% semi-annual    08/28/10      332,900,000(1)    302,801
Deutsche Bank AG............  5.78% semi-annual  3 month LIBOR        07/09/17       73,200,000    (7,560,681)
Deutsche Bank AG............  4.98% semi-annual  3 month LIBOR        08/29/10       49,919,000    (1,996,261)
Deutsche Bank AG............  3 month LIBOR      4.86% semi-annual    10/19/12       56,000,000     1,609,356
Deutsche Bank AG............  3 month LIBOR      4.03% semi-annual    12/11/09       89,100,000       222,420
Goldman Sachs Capital
  Markets, LP...............  5.07% semi-annual  3 month LIBOR        04/30/09       63,300,000      (922,281)
Goldman Sachs Capital
  Markets, LP...............  3 month LIBOR      5.41% semi-annual    04/30/27        8,300,000       464,151
Goldman Sachs Capital
  Markets, LP...............  3 month LIBOR      5.50% semi-annual    07/12/12      220,000,000    15,578,200
Goldman Sachs Capital
  Markets, LP...............  3 month LIBOR      4.11% semi-annual    12/12/09       69,500,000       285,645
Wachovia Securities.........  3 month LIBOR      5.20% semi-annual    09/07/11      100,000,000     5,300,000
                                                                                                  -----------
                                                                                                  $20,931,100
                                                                                                  ===========


                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Total Return Swaps:

                                              PAYMENTS          PAYMENTS
                          REFERENCED        MADE BY THE        RECEIVED BY      TERMINATION    NOTIONAL
SWAP COUNTERPARTY         OBLIGATION           SERIES          THE SERIES           DATE        AMOUNT      VALUE
-----------------    --------------------  -------------  --------------------  -----------  -----------  --------
Citigroup Global                           1.33% monthly
  Markets..........  Lehman Collaterized                  Lehman Collaterized     02/01/08   $25,965,000  $477,683
                     Mortgage-Backed                      Mortgage-Backed
                     Securities US                        Securities US
                     Investment-Grade                     Investment-Grade
                     8.5+ Index                           8.5+ Index + 70 bps.
Deutsche Bank AG...  Lehman Collaterized   1.11% monthly  Lehman Collaterized     02/01/08    25,965,000   477,683
                     Mortgage-Backed                      Mortgage-Backed
                     Securities US                        Securities US
                     Investment-Grade                     Investment-Grade
                     8.5+ Index                           8.5+ Index +
                                                          73.1bps.
                                                                                                          --------
                                                                                                          $955,366
                                                                                                          ========





Credit Default Swaps:

                                                      PAYMENTS
                                    REFERENCED     RECEIVABLE BY   TERMINATION    NOTIONAL
SWAP COUNTERPARTY                   OBLIGATION       THE SERIES        DATE        AMOUNT       VALUE
-----------------                ---------------   -------------   -----------   ----------   --------
Deutsche Bank AG...............  Lehman Brothers   1.12% annual      09/20/12    $5,725,000   $(25,992)
                                 Holdings, Inc.,
                                 6.63%, 01/18/12
Deutsche Bank AG...............  Lehman Brothers   0.95% annual      09/20/12     2,010,000    (23,356)
                                 Holdings, Inc.,
                                 6.63%, 01/18/12
Goldman Sachs Capital Markets,
  LP...........................  Lehman Brothers   1.20% annual      09/20/12     3,755,000     (4,581)
                                 Holdings, Inc.,
                                 6.63%, 01/18/12
                                                                                              --------
                                                                                              $(53,929)
                                                                                              ========




                                                    PAYMENTS
                                    REFERENCED     PAYABLE BY    TERMINATION    NOTIONAL
SWAP COUNTERPARTY                   OBLIGATION     THE SERIES        DATE        AMOUNT         VALUE
-----------------                 -------------   ------------   -----------   ----------     ---------
Deutsche Bank AG................  iTraxx Europe   3.75% annual     12/20/12    23,000,000(2)  $(524,942)
                                  Crossover
                                  Series 8,
                                  Version 1(3)
                                                                                              =========



--------
(1)  Notional amount expressed in Swedish Krona.
(2)  Notional amount expressed in Euros.
(3)  Premium received $345,011.

LIBOR--London Interbank Offered Rate.
STIBOR--Stockholm Interbank Offered Rate.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     H. SHORT SALES:

     Each Series, with the exception of the Money Market Series, may sell securities short. A short sale is a transaction in which a Series sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Series is obligated to replace the borrowed securities at the market price at the time of replacement. The Series' obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the custodian. In addition, the Series will consider the short sale to be a borrowing by the Series that is subject to the asset coverage requirements of the Investment Company Act of 1940, as amended. Short sales by the Series involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

     I. DOLLAR ROLLS:

     Each Series, with the exception of the Money Market Series, may enter into dollar rolls (principally using TBA's) in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Series accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Series maintains liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Series is required to purchase may decline below the agreed upon repurchase price of those securities.

     The Core Bond Series, Total Return Bond Series, and Balanced Series had TBA dollar rolls outstanding as of December 31, 2007, which are included in receivable for securities sold and payable for securities purchased on the Statement of Assets and Liabilities.

     J. LOAN PARTICIPATIONS/ASSIGNMENTS:

     Each Series, with the exception of the Money Market Series, may purchase participations/assignments in commercial loans. Such indebtedness may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Series to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Series assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries. The Series may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Series may participate in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, a Series has direct recourse against the corporate borrowers, the Series may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     - UNFUNDED COMMITMENTS:

     At December 31, 2007, the High Yield Bond Series had the following unfunded loan commitment which could be extended at the option of the borrower:

SECURITY DESCRIPTION                                              AMOUNT
--------------------                                             -------
Community Health Systems, Inc. ................................  $56,922


     K. FEDERAL INCOME TAXES:

     It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     Each Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

     L. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

     Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

     All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     M. OPERATING EXPENSES:

     The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among all Series based on their relative net assets, or another methodology that is appropriate based on the circumstances.

     N. RESTRICTED AND ILLIQUID SECURITIES:

     Each Series is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

     O. OTHER:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     P. IN-KIND REDEMPTION:

     During the fiscal year ended December 31, 2006, the Special Equity Series delivered securities (redemption in-kind) in exchange for the redemption of units. The source of the redemption in-kind was three contractholders who were invested in an insurance company separate account established by MONY Life Insurance Company ("Separate Account"). The Separate Account invested all its assets in the Special Equity Series. Collectively, the value of the contractholders' accounts represented 5.91% of the Special Equity Series at the time of the redemption. The financial statements of the Separate Account are not included in these financial statements. Cash and securities were transferred as detailed below:

                                                     TOTAL VALUE OF CASH
     DATE                                        AND SECURITIES TRANSFERRED   GAIN ON TRANSFER
     ----                                        --------------------------   ----------------
     March 7, 2006.............................          $80,105,926             $14,871,899


     Q. RECENT ACCOUNTING PRONOUNCEMENTS:

     In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing each Series' tax return to determine whether the tax positions are "more likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.

     Implementation of FIN 48 requires management of the Series Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by taxing authorities (i.e. the last 4 tax year ends and the interim tax period since then). No Series has any examination in progress and none are expected at this time.

     As of December 31, 2007, management of the Series Portfolio have reviewed all open tax years and major jurisdictions and concluded the adoption of FIN 48 resulted in no impact to any of the Series, net assets or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. Management of the Series Portfolio is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

     In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principals and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15 2007, and earlier application is permitted.

     As of December 31, 2007, management of the Series Portfolio does not expect the adoption of FAS 157 to impact the amounts reported in the financial statements, however, additional disclosures will be

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

3. FEES AND TRANSACTIONS WITH AFFILIATES

     Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), is an affiliate of Transamerica Asset Management, Inc. (the "Advisor"/"TAM"). TAM is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON USA"). AEGON USA is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a publicly traded international insurance group. TFLIC has sub-accounts which invest in the corresponding Series as follows:

                                                                      INVESTMENT
     TFLIC SUB-ACCOUNT                                                 IN SERIES
     -----------------                                                ----------
     Money Market...................................................      6.63%
     High Quality Bond..............................................      9.82
     Inflation-Protected Securities.................................     27.57
     Core Bond......................................................      7.76
     High Yield Bond................................................      5.67
     Balanced.......................................................     31.21
     Value & Income.................................................     18.31
     Growth & Income................................................     25.16
     Equity Growth..................................................     15.71
     Aggressive Equity..............................................     25.16
     Mid-Cap Value..................................................      3.84
     Mid-Cap Growth.................................................      0.55
     Small-Cap Value................................................      0.18
     Special Equity.................................................     24.44
     Small-Cap Growth...............................................      0.03
     International Equity...........................................     11.99


     The holders of each Series approved a new Investment Advisory Agreement between the Series Portfolio and the Advisor, which became effective on November 1, 2007. Prior to that date, the Advisor's affiliate, Diversified Investment Advisors, Inc., served as the advisor to the Series Portfolio.

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to the Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fees for certain Series. The investment advisory fees payable by the Series Portfolio under the new Investment Advisory Agreement did not change from the fees payable under the previous Investment Advisory Agreement with Diversified Investment Advisors.

     For each Series, the Advisor or its predecessor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of each Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

general supervision of the Advisor. Payment of fees to the Subadvisors is the responsibility of the Advisor, and is not an additional expense of a Series.

                                                                          ADVISOR
     SERIES                               SERIES SUBADVISOR               FEE (%)
     ------                  ------------------------------------------   -------
     Money Market..........  GE Asset Management, Inc.                      0.25
     High Quality Bond.....  Merganser Capital Management, LP               0.35
     Inflation-Protected
       Securities..........  BlackRock Financial Management, Inc.           0.35(1)
     Core Bond.............  BlackRock Financial Management, Inc.           0.35
     Total Return Bond.....  Western Asset Management Company               0.35(1)
                             Western Asset Management Company, Ltd.
     High Yield Bond.......  Eaton Vance Management                         0.55
     Balanced..............  Goldman, Sachs Asset Management, LP            0.45(1)
                             Western Asset Management Company
                             Western Asset Management Company, Ltd.
     Value & Income........  TCW Investment Management Company              0.45(1)
                             AllianceBernstein, LP
     Value.................  Hotchkis and Wiley Capital Management, LLC     0.50(1)
     Growth & Income.......  BlackRock Financial Management, Inc.           0.60(1)
                             Goldman, Sachs Asset Management, LP
                             Aronson+Johnson+Ortiz, LP
     Equity Growth.........  OFI Institutional Asset Management, Inc.       0.62(1)
                             Wellington Management Company, LLP
                             Marsico Capital Management, LLC
     Aggressive Equity.....  Turner Investment Partners, Inc.               0.77(1)
     Mid-Cap Value.........  Cramer Rosenthal McGlynn, LLC (CRM)            0.67(1)
                             LSV Asset Management
                             RiverSource Investments, LLC
     Mid-Cap Growth........  Columbus Circle Investors                      0.72(1)
     Small-Cap Value.......  OFI Institutional Asset Management, Inc.       0.82(1)
                             Mesirow Financial Investment Management,
                             Inc.
     Special Equity........  Mazama Capital Management                      0.80(1)
                             INVESCO Institutional (NA), Inc.
                             Wellington Management Company, LLP
                             RS Investment Management Company, LLC
     Small-Cap Growth......  Perimeter Capital Management                   0.87(1)
     International Equity..  LSV Asset Management                           0.75(1)
                             Wellington Management Company, LLP



--------

(1) Advisor is currently voluntarily waiving a portion of its fee.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

     For the year ended December 31, 2007, the Advisor has voluntarily undertaken to waive fees to the extent the expenses of a Series exceed the following expense caps (as a proportion of average daily net assets):

     SERIES                                                         EXPENSE CAP
     ------                                                   ----------------------
     Money Market...........................................  30 basis points (b.p.)
     High Quality Bond......................................          40 b.p.
     Inflation-Protected Securities.........................          40 b.p.
     Core Bond..............................................          40 b.p.
     Total Return Bond......................................          40 b.p.
     High Yield Bond........................................          60 b.p.
     Balanced...............................................          50 b.p.
     Value & Income.........................................          50 b.p.
     Value..................................................          55 b.p.
     Growth & Income........................................          65 b.p.
     Equity Growth..........................................          65 b.p.
     Aggressive Equity......................................          80 b.p.
     Mid-Cap Value..........................................          70 b.p.
     Mid-Cap Growth.........................................          75 b.p.
     Small-Cap Value........................................          85 b.p.
     Special Equity.........................................          85 b.p.
     Small-Cap Growth.......................................          90 b.p.
     International Equity...................................          90 b.p.


     Certain trustees and officers of the Series Portfolio and of the funds that invest in the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Series Portfolio or the funds that invest in the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration earned by non-affiliated trustees of the Series Portfolio from the Series Portfolio for the year ended December 31, 2007 amounted to $309,118.

4. SECURITIES LENDING

     Each Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% for domestic securities and 105% for international securities of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

     During the term of the loan, a Series receives payments from borrowers equivalent to the dividends, interest, and any other distributions that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the securities lending agreement. For loans secured by cash, each Series retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by collateral other than cash, the borrower pays a securities loan fee to the lending agent.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SECURITIES LENDING (CONTINUED)

     Any compensation (net of related expenses) received by a Series for lending its securities, as described above, is reported on its respective Statement of Operations. This includes interest income on short term investments purchased with cash collateral received.

     At December 31, 2007, the Series loaned securities having market values as follows:

                                                       MARKET      CASH COLLATERAL
SERIES                                                  VALUE          RECEIVED
------                                              ------------   ---------------
High Quality Bond.................................  $ 80,092,350     $ 81,761,901
Inflation-Protected Securities....................    14,835,045       15,142,100
Core Bond.........................................    20,076,444       20,483,129
Total Return Bond.................................    23,638,667       24,138,321
Balanced..........................................    11,325,796       11,679,276
Value & Income....................................   192,415,438      206,427,670
Value.............................................     8,013,400        8,440,760
Growth & Income...................................    47,886,255       49,509,121
Equity Growth.....................................   103,223,785      106,513,377
Aggressive Equity.................................    30,939,438       31,770,694
Mid-Cap Value.....................................   129,930,675      135,672,142
Mid-Cap Growth....................................    44,940,888       46,035,620
Small-Cap Value...................................    39,841,295       41,860,487
Special Equity....................................   216,165,314      225,270,316
Small-Cap Growth..................................    30,821,262       32,007,250
International Equity..............................   144,064,880      150,909,501

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SECURITIES LENDING (CONTINUED)

     Each Series has invested the cash collateral received from securities loaned in the following short term securities:


                                           HIGH       INFLATION-                    TOTAL
                                         QUALITY      PROTECTED        CORE         RETURN                      VALUE &
                                           BOND       SECURITIES       BOND          BOND        BALANCED       INCOME
                                       -----------   -----------   -----------   -----------   -----------   ------------
Abbey National PLC, Time Deposit,
  5.16%, 01/07/08....................  $ 2,409,578   $   446,249   $   603,650   $   711,373   $   344,197   $  6,083,561
Abbey National PLC, Time Deposit,
  5.00%, 01/09/08....................    1,721,127       318,748       431,180       508,123       245,854      4,345,400
ABN Amro Bank NV -- New York Branch,
  Time Deposit,
  5.15%, 01/03/08....................    1,376,901       254,999       344,944       406,498       196,683      3,476,321
ABN Amro Bank NV -- New York Branch,
  Time Deposit,
  5.16%, 01/04/08....................    1,376,901       254,999       344,944       406,498       196,683      3,476,321
ABN Amro Bank NV -- New York Branch,
  Time Deposit,
  5.19%, 01/04/08....................    1,721,127       318,748       431,180       508,123       245,854      4,345,400
Bank of Nova Scotia, Time Deposit,
  5.15%, 01/03/08....................      688,451       127,499       172,472       203,249        98,342      1,738,160
Bank of Nova Scotia, Time Deposit,
  4.96%, 01/17/08....................    1,721,127       318,748       431,180       508,123       245,854      4,345,400
Bank of Nova Scotia, Time Deposit,
  4.85%, 01/22/08....................    1,721,127       318,748       431,180       508,123       245,854      4,345,400
Barclays Bank PLC, Time Deposit,
  5.35%, 01/04/08....................    1,376,901       254,999       344,944       406,498       196,683      3,476,321
Barclays Bank PLC, Time Deposit,
  5.00%, 01/22/08....................      688,451       127,499       172,472       203,249        98,342      1,738,160
Barclays Bank PLC, Time Deposit,
  4.88%, 02/06/08....................    2,065,352       382,498       517,415       609,748       295,025      5,214,481
Barclays Bank PLC, Time Deposit,
  5.15%, 02/12/08....................      688,451       127,499       172,472       203,249        98,342      1,738,160
BNP Paribas, Time Deposit, 5.15%,
  01/02/08...........................    1,032,676       191,249       258,708       304,874       147,513      2,607,240
BNP Paribas, Time Deposit, 5.20%,
  01/11/08...........................    2,065,352       382,498       517,415       609,748       295,025      5,214,481
BNP Paribas, Time Deposit, 5.01%,
  01/16/08...........................    1,376,901       254,999       344,944       406,498       196,683      3,476,321
Calyon, Time Deposit, 4.25%,
  01/02/08...........................    8,605,634     1,593,743     2,155,897     2,540,616     1,229,272     21,727,003
Calyon, Time Deposit, 5.12%,
  03/03/08...........................    1,721,127       318,748       431,180       508,123       245,854      4,345,400
Dexia SA, Time Deposit, 4.76%,
  01/03/08...........................    1,032,676       191,249       258,708       304,874       147,513      2,607,240
Dexia SA, Time Deposit, 4.82%,
  01/04/08...........................    1,721,127       318,748       431,180       508,123       245,854      4,345,400
Fifth Third Bancorp, Time Deposit,
  2.75%, 01/02/08....................    1,721,127       318,748       431,180       508,123       245,854      4,345,400
Fortis Bank SA NV, Time Deposit,
  4.30%, 01/02/08....................    3,442,254       637,497       862,359     1,016,247       491,709      8,690,801
Fortis Bank SA NV, Time Deposit,
  4.60%, 01/07/08....................    3,442,254       637,497       862,359     1,016,247       491,709      8,690,801
HBOS Halifax Bank of Scotland, Time
  Deposit, 5.15%, 01/02/08...........    1,721,127       318,748       431,180       508,123       245,854      4,345,400
HBOS Halifax Bank of Scotland, Time
  Deposit, 4.87%, 02/11/08...........    1,376,901       254,999       344,944       406,498       196,683      3,476,321
JP Morgan Chase & Company, Time
  Deposit, 5.15%, 02/12/08...........    1,721,127       318,748       431,180       508,123       245,854      4,345,400
Lloyds TSB Bank PLC, Time Deposit,
  5.15%, 01/03/08....................    1,376,901       254,999       344,944       406,498       196,683      3,476,321
Lloyds TSB Bank PLC, Time Deposit,
  4.75%, 01/24/08....................    2,065,352       382,498       517,415       609,748       295,025      5,214,481
Rabobank Nederland, Time Deposit,
  5.08%, 01/09/08....................    1,032,676       191,249       258,708       304,874       147,513      2,607,240
Rabobank Nederland, Time Deposit,
  4.88%, 01/10/08....................    1,721,127       318,748       431,180       508,123       245,854      4,345,400
Reserve Primary Money Market Fund....    3,098,029       573,747       776,122       914,622       442,538      7,821,721
Royal Bank of Scotland PLC, Time
  Deposit, 5.00%, 01/22/08...........    2,065,352       382,498       517,415       609,748       295,025      5,214,481
Royal Bank of Scotland PLC, Time
  Deposit, 4.83%, 02/05/08...........    1,376,901       254,999       344,944       406,498       196,683      3,476,321
Royal Bank of Scotland PLC, Time
  Deposit, 4.70%, 02/25/08...........      688,451       127,499       172,472       203,249        98,342      1,738,160
Societe Generale -- New York Branch,
  Time Deposit,
  5.15%, 01/02/08....................    1,032,676       191,249       258,708       304,874       147,513      2,607,240
Societe Generale -- New York Branch,
  Time Deposit,
  4.90%, 02/29/08....................    1,032,676       191,249       258,708       304,874       147,513      2,607,240
Societe Generale -- New York Branch,
  Time Deposit,
  5.15%, 03/03/08....................    1,032,676       191,249       258,708       304,874       147,513      2,607,240
Svenska Handlesbanken, Time Deposit,
  4.25%, 01/02/08....................    6,720,771     1,244,671     1,683,698     1,984,153       960,028     16,968,209
Toronto Dominion Bank, Time Deposit,
  5.10%, 01/10/08....................    2,065,352       382,498       517,415       609,748       295,025      5,214,481
Toronto Dominion Bank, Time Deposit,
  5.05%, 01/11/08....................      688,451       127,499       172,472       203,249        98,342      1,738,160
Toronto Dominion Bank, Time Deposit,
  4.80%, 02/11/08....................    2,065,352       382,498       517,415       609,748       295,025      5,214,481
UBS AG, Time Deposit, 4.92%,
  01/11/08...........................    2,409,578       446,249       603,650       711,373       344,197      6,083,561
Wells Fargo & Company, Floating Rate
  Note, 4.60%(1), 01/02/08...........    1,032,676       191,249       258,708       304,874       147,513      2,607,240
Wells Fargo & Company, Floating Rate
  Note, 4.75%(1), 01/08/08...........    1,721,127       318,748       431,180       508,123       245,854      4,345,400
                                       -----------   -----------   -----------   -----------   -----------   ------------
                                       $81,761,901   $15,142,100   $20,483,129   $24,138,321   $11,679,276   $206,427,670
                                       ===========   ===========   ===========   ===========   ===========   ============

                                          VALUE
                                       ----------
Abbey National PLC, Time Deposit,
  5.16%, 01/07/08....................  $  248,755
Abbey National PLC, Time Deposit,
  5.00%, 01/09/08....................     177,682
ABN Amro Bank NV -- New York Branch,
  Time Deposit,
  5.15%, 01/03/08....................     142,146
ABN Amro Bank NV -- New York Branch,
  Time Deposit,
  5.16%, 01/04/08....................     142,146
ABN Amro Bank NV -- New York Branch,
  Time Deposit,
  5.19%, 01/04/08....................     177,682
Bank of Nova Scotia, Time Deposit,
  5.15%, 01/03/08....................      71,073
Bank of Nova Scotia, Time Deposit,
  4.96%, 01/17/08....................     177,682
Bank of Nova Scotia, Time Deposit,
  4.85%, 01/22/08....................     177,682
Barclays Bank PLC, Time Deposit,
  5.35%, 01/04/08....................     142,146
Barclays Bank PLC, Time Deposit,
  5.00%, 01/22/08....................      71,073
Barclays Bank PLC, Time Deposit,
  4.88%, 02/06/08....................     213,218
Barclays Bank PLC, Time Deposit,
  5.15%, 02/12/08....................      71,073
BNP Paribas, Time Deposit, 5.15%,
  01/02/08...........................     106,609
BNP Paribas, Time Deposit, 5.20%,
  01/11/08...........................     213,218
BNP Paribas, Time Deposit, 5.01%,
  01/16/08...........................     142,146
Calyon, Time Deposit, 4.25%,
  01/02/08...........................     888,410
Calyon, Time Deposit, 5.12%,
  03/03/08...........................     177,682
Dexia SA, Time Deposit, 4.76%,
  01/03/08...........................     106,609
Dexia SA, Time Deposit, 4.82%,
  01/04/08...........................     177,682
Fifth Third Bancorp, Time Deposit,
  2.75%, 01/02/08....................     177,682
Fortis Bank SA NV, Time Deposit,
  4.30%, 01/02/08....................     355,364
Fortis Bank SA NV, Time Deposit,
  4.60%, 01/07/08....................     355,364
HBOS Halifax Bank of Scotland, Time
  Deposit, 5.15%, 01/02/08...........     177,682
HBOS Halifax Bank of Scotland, Time
  Deposit, 4.87%, 02/11/08...........     142,146
JP Morgan Chase & Company, Time
  Deposit, 5.15%, 02/12/08...........     177,682
Lloyds TSB Bank PLC, Time Deposit,
  5.15%, 01/03/08....................     142,146
Lloyds TSB Bank PLC, Time Deposit,
  4.75%, 01/24/08....................     213,218
Rabobank Nederland, Time Deposit,
  5.08%, 01/09/08....................     106,609
Rabobank Nederland, Time Deposit,
  4.88%, 01/10/08....................     177,682
Reserve Primary Money Market Fund....     319,828
Royal Bank of Scotland PLC, Time
  Deposit, 5.00%, 01/22/08...........     213,218
Royal Bank of Scotland PLC, Time
  Deposit, 4.83%, 02/05/08...........     142,146
Royal Bank of Scotland PLC, Time
  Deposit, 4.70%, 02/25/08...........      71,073
Societe Generale -- New York Branch,
  Time Deposit,
  5.15%, 01/02/08....................     106,609
Societe Generale -- New York Branch,
  Time Deposit,
  4.90%, 02/29/08....................     106,609
Societe Generale -- New York Branch,
  Time Deposit,
  5.15%, 03/03/08....................     106,609
Svenska Handlesbanken, Time Deposit,
  4.25%, 01/02/08....................     693,824
Toronto Dominion Bank, Time Deposit,
  5.10%, 01/10/08....................     213,218
Toronto Dominion Bank, Time Deposit,
  5.05%, 01/11/08....................      71,073
Toronto Dominion Bank, Time Deposit,
  4.80%, 02/11/08....................     213,218
UBS AG, Time Deposit, 4.92%,
  01/11/08...........................     248,755
Wells Fargo & Company, Floating Rate
  Note, 4.60%(1), 01/02/08...........     106,609
Wells Fargo & Company, Floating Rate
  Note, 4.75%(1), 01/08/08...........     177,682
                                       ----------
                                       $8,440,760
                                       ==========




Information pertaining to the investment of the cash collateral is shown on each Series' Portfolio of Investments.

--------
(1) Variable Rate Security. The rate shown was in effect at December 31, 2007.


  GROWTH &      EQUITY      AGGRESSIVE     MID-CAP      MID-CAP     SMALL-CAP      SPECIAL     SMALL-CAP   INTERNATIONAL
   INCOME       GROWTH        EQUITY        VALUE        GROWTH       VALUE        EQUITY        GROWTH        EQUITY
-----------  ------------  -----------  ------------  -----------  -----------  ------------  -----------  -------------
$ 1,459,066  $  3,139,020  $   936,303  $  3,998,348  $ 1,356,700  $ 1,233,655  $  6,638,865  $   943,275   $  4,447,403
  1,042,191     2,242,157      668,788     2,855,963      969,072      881,183     4,742,047      673,768      3,176,717

    833,752     1,793,726      535,031     2,284,770      775,257      704,947     3,793,638      539,014      2,541,373

    833,752     1,793,726      535,031     2,284,770      775,257      704,947     3,793,638      539,014      2,541,373

  1,042,191     2,242,157      668,788     2,855,963      969,072      881,183     4,742,047      673,768      3,176,717
    416,876       896,863      267,515     1,142,385      387,629      352,473     1,896,819      269,507      1,270,687
  1,042,191     2,242,157      668,788     2,855,963      969,072      881,183     4,742,047      673,768      3,176,717
  1,042,191     2,242,157      668,788     2,855,963      969,072      881,183     4,742,047      673,768      3,176,717
    833,752     1,793,726      535,031     2,284,770      775,257      704,947     3,793,638      539,014      2,541,373
    416,876       896,863      267,515     1,142,385      387,629      352,473     1,896,819      269,507      1,270,687
  1,250,629     2,690,589      802,546     3,427,156    1,162,886    1,057,420     5,690,457      808,521      3,812,060
    416,876       896,863      267,515     1,142,385      387,629      352,473     1,896,819      269,507      1,270,687
    625,314     1,345,294      401,273     1,713,578      581,443      528,710     2,845,228      404,261      1,906,030
  1,250,629     2,690,589      802,546     3,427,156    1,162,886    1,057,420     5,690,457      808,521      3,812,060
    833,752     1,793,726      535,031     2,284,770      775,257      704,947     3,793,638      539,014      2,541,373
  5,210,952    11,210,785    3,343,941    14,279,815    4,845,358    4,405,915    23,710,236    3,368,839     15,883,583
  1,042,191     2,242,157      668,788     2,855,963      969,072      881,183     4,742,047      673,768      3,176,717
    625,314     1,345,294      401,273     1,713,578      581,443      528,710     2,845,228      404,261      1,906,030
  1,042,191     2,242,157      668,788     2,855,963      969,072      881,183     4,742,047      673,768      3,176,717
  1,042,191     2,242,157      668,788     2,855,963      969,072      881,183     4,742,047      673,768      3,176,717
  2,084,381     4,484,314    1,337,576     5,711,926    1,938,143    1,762,366     9,484,094    1,347,536      6,353,433
  2,084,381     4,484,314    1,337,576     5,711,926    1,938,143    1,762,366     9,484,094    1,347,536      6,353,433
  1,042,191     2,242,157      668,788     2,855,963      969,072      881,183     4,742,047      673,768      3,176,717
    833,752     1,793,726      535,031     2,284,770      775,257      704,947     3,793,638      539,014      2,541,373
  1,042,191     2,242,157      668,788     2,855,963      969,072      881,183     4,742,047      673,768      3,176,717
    833,752     1,793,726      535,031     2,284,770      775,257      704,947     3,793,638      539,014      2,541,373
  1,250,629     2,690,589      802,546     3,427,156    1,162,886    1,057,420     5,690,457      808,521      3,812,060
    625,314     1,345,294      401,273     1,713,578      581,443      528,710     2,845,228      404,261      1,906,030
  1,042,191     2,242,157      668,788     2,855,963      969,072      881,183     4,742,047      673,768      3,176,717
  1,875,943     4,035,883    1,203,819     5,140,734    1,744,328    1,586,130     8,535,684    1,212,782      5,718,089
  1,250,629     2,690,589      802,546     3,427,156    1,162,886    1,057,420     5,690,457      808,521      3,812,060
    833,752     1,793,726      535,031     2,284,770      775,257      704,947     3,793,638      539,014      2,541,373
    416,876       896,863      267,515     1,142,385      387,629      352,473     1,896,819      269,507      1,270,687

    625,314     1,345,294      401,273     1,713,578      581,443      528,710     2,845,228      404,261      1,906,030

    625,314     1,345,294      401,273     1,713,578      581,443      528,710     2,845,228      404,261      1,906,030

    625,314     1,345,294      401,273     1,713,578      581,443      528,710     2,845,228      404,261      1,906,030
  4,069,615     8,755,325    2,611,529    11,152,155    3,784,095    3,440,903    18,517,062    2,630,973     12,404,654
  1,250,629     2,690,589      802,546     3,427,156    1,162,886    1,057,420     5,690,457      808,521      3,812,060
    416,876       896,863      267,515     1,142,385      387,629      352,473     1,896,819      269,507      1,270,687
  1,250,629     2,690,589      802,546     3,427,156    1,162,886    1,057,420     5,690,457      808,521      3,812,060
  1,459,066     3,139,020      936,303     3,998,348    1,356,700    1,233,655     6,638,865      943,275      4,447,403
    625,314     1,345,294      401,273     1,713,578      581,443      528,710     2,845,228      404,261      1,906,030
  1,042,191     2,242,157      668,788     2,855,963      969,072      881,183     4,742,047      673,768      3,176,717
-----------  ------------  -----------  ------------  -----------  -----------  ------------  -----------   ------------
$49,509,121  $106,513,377  $31,770,694  $135,672,142  $46,035,620  $41,860,487  $225,270,316  $32,007,250   $150,909,501
===========  ============  ===========  ============  ===========  ===========  ============  ===========   ============


                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 2007 were as follows:

                                                                  COST OF           PROCEEDS
SERIES                                                           PURCHASES         FROM SALES
------                                                        ---------------   ---------------
High Quality Bond...............  US Government Obligations   $   180,642,583   $    56,354,047
                                  Other                           275,673,627       429,881,961
Inflation-Protected Securities..  US Government Obligations       462,321,002       461,663,022
                                  Other                            14,082,380        24,885,934
Core Bond.......................  US Government Obligations    11,175,320,355    11,448,604,541
                                  Other                           663,658,794       534,649,592
Total Return Bond...............  US Government Obligations     1,774,039,592     1,616,402,954
                                  Other                           180,320,154        36,777,146
High Yield Bond.................  Other                           510,553,169       488,610,097
Balanced........................  US Government Obligations       668,419,248       690,214,665
                                  Other                           201,423,324       249,295,843
Value & Income..................  Other                         1,041,862,106     1,306,366,020
Value...........................  Other                           138,729,072        79,399,394
Growth & Income.................  Other                         1,053,518,911     1,312,019,958
Equity Growth...................  Other                         3,096,032,206     3,482,908,610
Aggressive Equity...............  Other                           509,006,293       561,602,307
Mid-Cap Value...................  Other                           728,964,090       697,499,586
Mid-Cap Growth..................  Other                           463,678,619       518,385,874
Small-Cap Value.................  Other                           198,596,251       234,724,014
Special Equity..................  Other                         1,058,249,488     1,273,470,251
Small-Cap Growth................  Other                           238,985,651       241,265,747
International Equity............  Other                         2,457,051,139     2,478,954,861




6. LEGAL MATTERS AND REGULATORY PROCEEDINGS

     On December 12, 2003, the Series Portfolio received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J.P. Morgan Securities, Inc. et al. The Complaint names as defendants the Inflation-Protected Securities Portfolio (formerly, the Intermediate Government Bond Portfolio) and the Value & Income Portfolio (the "Subject Portfolios") and alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code"). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Inflation-Protected Securities Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Value & Income Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. The Subject Portfolios moved to dismiss all counts

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. LEGAL MATTERS AND REGULATORY PROCEEDINGS (CONTINUED)

of the Complaint, contending, among other things, that section 546(e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. Fact discovery closed on September 21, 2007; expert discovery is underway. Expert depositions commenced on January 31, 2008. The Subject Portfolios and their counsel have reviewed the Subject Portfolios' records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because expert discovery is still ongoing, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss. Though the Subject Portfolios continue to defend against the allegations made against them in the Complaint, it should be noted that certain other similarly situated defendants have chosen to settle the claims raised against them.

     There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisors. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Series' investment advisor, TAM, and certain affiliates and former employees of TAM, the SEC staff has indicated that it is likely to take some action against TAM and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any such action brought against TAM and/or its affiliates is difficult to assess at the present time, the Series currently believe that the likelihood that any such action will have a material adverse impact is remote. It is important to note that the Series are not aware of any allegation of wrongdoing against them and their Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Series, there can be no assurance at this time. TAM and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TAM will take such actions that it deems necessary or appropriate to continue providing management services to the Series and to bring all matters to an appropriate conclusion.

     TAM and/or its affiliates, and not the Series, will bear the costs regarding the regulatory matters.

7. CONCENTRATIONS AND INDEMNIFICATIONS

     Some Series may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Series to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable US securities.

     As of December 31, 2007, the Value Series, Equity Growth Series, and Aggressive Equity Series invested approximately 11.91%, 14.02%, and 11.17% respectively, of its portfolio in issuers outside the United States.

     As of December 31, 2007, substantially all of the International Equity Series' net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

     As of December 31, 2007, the International Equity Series invested approximately 10.40%, 12.02%, and 17.58%, respectively, of its portfolio in issuers in France, Japan, and United Kingdom, respectively.

     The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. CONCENTRATIONS AND INDEMNIFICATIONS (CONTINUED)

The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

     Credit risk is measured by the loss a Series would record if its counter-parties failed to perform pursuant to the terms of their obligations to the Series. Since certain Series enter into various types of debt obligations including private placements, swap agreements, forward currency contracts, spot contracts, forward commitments and over-the-counter options, credit exposure exists with counterparties.

     In the normal course of business, the Series Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Series Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Series Portfolio that have not yet occurred. However, based on experience, the Series Portfolio expects the risk of loss to be remote.

8. FOREIGN CURRENCY FORWARD, SPOT AND CROSS CURRENCY CONTRACTS

     At December 31, 2007, the Inflation-Protected Securities Series, Core Bond Series, Total Return Bond Series, Balanced Series, Equity Growth Series, and International Equity Series had entered into foreign currency forward, spot and cross currency contracts which contractually obligate each portfolio to deliver/receive currency at specified future dates. The open contracts were as follows:

                                                                                             NET UNREALIZED
                                        FOREIGN     IN EXCHANGE   SETTLEMENT      VALUE       APPRECIATION/
                                        CURRENCY        FOR          DATE      AT 12/31/07   (DEPRECIATION)
                                      -----------   -----------   ----------   -----------   --------------
INFLATION-PROTECTED SECURITIES
-

PURCHASE CONTRACTS:
British Pound Sterling.............        22,700   $    45,239    01/02/08    $    45,187      $     (52)
Canadian Dollar....................        18,803        19,257    01/02/08         19,051           (206)
Euro...............................        53,907        79,268    01/02/08         78,815           (453)
                                                                                                ---------
TOTAL..............................                                                             $    (711)
                                                                                                =========
SALE CONTRACTS:
Euro...............................        96,588   $   136,865    01/23/08    $   141,266      $  (4,401)
Euro...............................        68,317        98,928    01/23/08         99,918           (990)
                                                                                                ---------
TOTAL..............................                                                             $  (5,391)
                                                                                                =========

CORE BOND
-----------------------
PURCHASE CONTRACTS:
Euro...............................     3,353,574   $ 4,972,556    01/23/08    $ 4,904,833      $ (67,723)
Mexican Peso.......................   135,680,400    12,563,000    01/23/08     12,414,905       (148,095)
                                                                                                ---------
TOTAL..............................                                                             $(215,818)
                                                                                                =========
SALE CONTRACTS:
Euro...............................       613,966   $   902,805    01/02/08    $   897,648      $   5,157
Euro...............................     5,220,000     7,396,740    01/23/08      7,634,609       (237,869)
Mexican Peso.......................   132,746,891    12,208,183    01/23/08     12,146,486         61,697
Mexican Peso.......................     2,933,509       272,370    01/23/08        268,419          3,951
New Zealand Dollar.................     5,545,961     4,240,131    01/23/08      4,258,342        (18,211)
                                                                                                ---------
TOTAL..............................                                                             $(185,275)
                                                                                                =========

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. FOREIGN CURRENCY FORWARD, SPOT AND CROSS CURRENCY CONTRACTS
(CONTINUED)

                                                                                             NET UNREALIZED
                                        FOREIGN     IN EXCHANGE   SETTLEMENT      VALUE       APPRECIATION/
                                        CURRENCY        FOR          DATE      AT 12/31/07   (DEPRECIATION)
                                      -----------   -----------   ----------   -----------   --------------

TOTAL RETURN BOND

-

SALE CONTRACTS:
British Pound Sterling.............       999,000   $ 2,027,021    02/12/08    $ 1,986,419      $  40,602
Euro...............................     2,542,619     3,625,545    02/12/08      3,719,735        (94,190)
                                                                                                ---------
TOTAL..............................                                                             $ (53,588)
                                                                                                =========

BALANCED
--------------------
SALE CONTRACTS:
British Pound Sterling.............       555,000   $ 1,126,123    02/12/08    $ 1,103,566      $  22,557
Euro...............................     1,040,391     1,483,504    02/12/08      1,522,045        (38,541)
                                                                                                ---------
TOTAL..............................                                                             $ (15,984)
                                                                                                =========

EQUITY GROWTH
-----------------------------------
PURCHASE CONTRACTS:
British Pound Sterling.............       220,359   $   438,774    01/03/08    $   438,646      $    (128)
                                                                                                =========

SALE CONTRACTS:
Japanese Yen.......................   113,521,180   $ 1,005,698    01/08/08    $ 1,016,280      $ (10,582)
                                                                                                =========

INTERNATIONAL EQUITY
-

PURCHASE CONTRACTS:
British Pound Sterling.............       208,407   $   415,951    01/02/08    $   414,855      $  (1,096)
British Pound Sterling.............       321,504       640,172    01/03/08        639,986           (186)
British Pound Sterling.............        51,074       102,287    01/04/08        101,666           (621)
Swiss Franc........................        95,123        83,626    01/03/08         84,020            394
Swiss Franc........................       216,202       191,906    01/07/08        191,003           (903)
                                                                                                ---------
TOTAL..............................                                                             $  (2,412)
                                                                                                =========

SALE CONTRACTS:
Euro...............................       851,828   $ 1,245,901    01/02/08    $ 1,245,416      $     485
Euro...............................       815,877     1,199,910    01/03/08      1,192,853          7,057
South African Rand.................     7,891,502     1,120,713    01/02/08      1,154,682        (33,969)
                                                                                                ---------
TOTAL..............................                                                             $ (26,427)
                                                                                                =========


                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. FOREIGN CURRENCY FORWARD, SPOT AND CROSS CURRENCY CONTRACTS (CONTINUED)

INTERNATIONAL EQUITY (CONTINUED)

                                                                                         NET UNREALIZED
                                             SETTLEMENT      PURCHASE     SALE CURRENT    APPRECIATION/
                                                DATE      CURRENT VALUE       VALUE      (DEPRECIATION)
                                             ----------   -------------   ------------   --------------

FOREIGN CROSS CURRENCY CONTRACTS:

PURCHASE/SALE
British Pound Sterling/Japanese Yen.......    01/04/08       $673,781       $680,398        $ (6,617)
British Pound Sterling/Japanese Yen.......    01/04/08        626,249        624,875           1,374
British Pound Sterling/Swiss Franc........    01/03/08         47,533         47,973            (440)
British Pound Sterling/Swiss Franc........    01/03/08         47,533         47,395             138
British Pound Sterling/Swiss Franc........    01/03/08         47,533         47,513              20
Euro/Swiss Franc..........................    01/03/08        600,573        604,583          (4,010)
Euro/Swiss Franc..........................    01/03/08        600,573        601,821          (1,248)
Euro/Swiss Franc..........................    01/03/08        600,573        600,874            (301)
                                                                                            --------
TOTAL.....................................                                                  $(11,084)
                                                                                            ========


                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. FINANCIAL HIGHLIGHTS


                                   RATIOS TO AVERAGE NET ASSETS
                    ---------------------------------------------------------
                                                     NET       NET INVESTMENT
FOR THE                          NET EXPENSES    INVESTMENT    INCOME (LOSS)                  NET ASSETS,
  YEAR                 NET         (NET OF         INCOME         (NET OF       PORTFOLIO       END OF        TOTAL
 ENDED              EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)    TURNOVER        YEAR        RETURN
-------             --------   ---------------   ----------   ---------------   ---------   --------------   ------
MONEY MARKET
12/31/2007            0.28%          0.28%           5.01%          5.01%           N/A     $1,050,796,105     5.17%
12/31/2006            0.28           0.28            4.77           4.77            N/A        925,940,609     4.86
12/31/2005            0.28           0.28            2.97           2.97            N/A        765,777,258     3.00
12/31/2004            0.28           0.28            1.17           1.17            N/A        809,352,385     1.17
12/31/2003            0.28           0.28            1.11           1.11            N/A        799,572,598     1.11

HIGH QUALITY BOND
12/31/2007            0.38           0.38            4.38           4.38             56%       833,291,239     5.34
12/31/2006            0.38           0.38            4.03           4.03             55        817,623,186     4.38
12/31/2005            0.39           0.39            3.25           3.25             58        788,399,166     1.95
12/31/2004            0.38           0.38            2.96           2.96             48        690,594,378     1.48
12/31/2003            0.38           0.38            3.19           3.19             50        622,748,334     2.34

INFLATION-PROTECTED SECURITIES
12/31/2007            0.42           0.40            5.24           5.26            340        149,013,396    10.16
12/31/2006            0.41           0.40            4.49           4.50            525        150,681,168     3.48
12/31/2005            0.40           0.40            3.45           3.45            756        261,106,523     1.34
12/31/2004            0.42           0.40            2.46           2.48            554        256,502,651     1.59
12/31/2003            0.38           0.38            2.91           2.91            392        265,519,988     1.60

CORE BOND
12/31/2007            0.38           0.38            4.81           4.81            503(a)   2,248,879,516     6.67
12/31/2006            0.38           0.38            4.50           4.50            487(a)   2,077,821,449     4.17
12/31/2005            0.39           0.39            3.99           3.99          1,003(a)   2,052,893,035     2.38
12/31/2004            0.39           0.39            3.62           3.62            885(a)   1,655,367,885     4.65
12/31/2003            0.39           0.39            3.52           3.52            922(a)   1,468,787,007     4.64

TOTAL RETURN BOND
12/31/2007            0.41           0.40            5.04           5.05            521(a)     390,287,496     3.81
12/31/2006            0.50           0.40            4.64           4.74            470(a)     120,636,427     4.96
12/31/2005(1)         0.55*          0.40*           3.93*          4.08*           327(a)      70,072,859     2.35

HIGH YIELD BOND
12/31/2007            0.58           0.58            7.97           7.97             96        538,727,018     2.02
12/31/2006            0.59           0.59            7.86           7.86             93        502,330,056    11.99
12/31/2005            0.60           0.60            7.74           7.74             68        416,027,255     3.34
12/31/2004            0.60           0.60            8.06           8.06             80        351,772,536    10.32
12/31/2003            0.61           0.60            9.07           9.08            136        282,700,774    27.91

BALANCED
12/31/2007            0.52           0.50            2.85           2.87            226(a)     318,635,183     1.79
12/31/2006            0.53           0.50            2.69           2.72            224(a)     381,648,801    11.74
12/31/2005            0.54           0.50            2.21           2.25            367(a)     410,747,655     5.59
12/31/2004            0.52           0.50            2.19           2.21            338(a)     419,726,689     8.31
12/31/2003            0.51           0.50            2.15           2.16            377(a)     434,085,832    17.69

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

                                   RATIOS TO AVERAGE NET ASSETS
                    ---------------------------------------------------------
                                                     NET       NET INVESTMENT
FOR THE                          NET EXPENSES    INVESTMENT    INCOME (LOSS)                  NET ASSETS,
  YEAR                 NET         (NET OF         INCOME         (NET OF       PORTFOLIO       END OF        TOTAL
 ENDED              EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)    TURNOVER        YEAR        RETURN
-------             --------   ---------------   ----------   ---------------   ---------   --------------   ------

VALUE & INCOME
12/31/2007            0.48%          0.48%           1.68%          1.68%            30%    $3,165,024,775    (1.75)%
12/31/2006            0.48           0.48            1.47           1.47             31      3,538,943,726    20.68
12/31/2005            0.48           0.48            1.38           1.38             89      3,018,060,297     6.88
12/31/2004            0.48           0.48            1.79           1.79             44      2,705,463,322    12.91
12/31/2003            0.47           0.47            1.91           1.91             70      2,198,085,735    26.52

VALUE
12/31/2007            0.56           0.55            1.50           1.51             57        141,565,926   (11.06)
12/31/2006            0.71           0.55            1.26           1.42             74        101,282,906    15.44
12/31/2005(1)         1.18*          0.55*           1.15*          1.78*            21         35,138,512     9.47

GROWTH & INCOME
12/31/2007            0.64           0.64            1.08           1.08            101        903,261,821     2.11
12/31/2006            0.63           0.63            1.11           1.11             73      1,159,020,245    11.77
12/31/2005            0.64           0.64            0.96           0.96             79      1,178,758,869     7.12
12/31/2004            0.64           0.64            1.22           1.22            184      1,135,948,434    10.79
12/31/2003            0.63           0.63            1.02           1.02            100      1,063,389,332    24.16

EQUITY GROWTH
12/31/2007            0.65           0.65            0.61           0.61            129      2,444,760,853    12.25
12/31/2006            0.64           0.64            0.43           0.43             84      2,526,917,456     4.12
12/31/2005            0.65           0.65            0.34           0.34             76      2,587,382,061     7.18
12/31/2004            0.65           0.65            0.68           0.68            129      2,290,559,947     7.75
12/31/2003            0.65           0.65            0.34           0.34             61      1,975,636,700    26.48

AGGRESSIVE EQUITY
12/31/2007            0.81           0.80           (0.17)         (0.16)           134        427,372,994    28.50
12/31/2006            0.81           0.80           (0.18)         (0.17)           147        382,667,908     6.46
12/31/2005            0.81           0.80           (0.15)         (0.14)           187        382,129,060     8.20
12/31/2004            0.95           0.94           (0.49)         (0.48)           252        397,726,867    12.14
12/31/2003            1.01           1.00           (0.61)         (0.60)           165        371,333,010    28.12

MID-CAP VALUE
12/31/2007            0.70           0.70            1.37           1.37             69        998,177,210     2.62
12/31/2006            0.71           0.70            1.16           1.17             80        936,974,205    18.33
12/31/2005            0.72           0.70            1.26           1.28            112        641,531,538     9.77
12/31/2004            0.71           0.70            0.78           0.79            147        414,710,679    25.47
12/31/2003            0.75           0.70            0.51           0.56            156        216,193,119    41.63

MID-CAP GROWTH
12/31/2007            0.75           0.75           (0.23)         (0.23)           152        337,188,904    30.42
12/31/2006            0.75           0.75           (0.31)         (0.31)           151        309,909,061     2.17
12/31/2005            0.76           0.75           (0.39)         (0.38)           142        282,950,442    13.42
12/31/2004            0.79           0.75           (0.33)         (0.29)           223        210,100,872    15.38
12/31/2003            0.81           0.75           (0.37)         (0.31)           100        165,747,874    26.91

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

                                   RATIOS TO AVERAGE NET ASSETS
                    ---------------------------------------------------------
                                                     NET       NET INVESTMENT
FOR THE                          NET EXPENSES    INVESTMENT    INCOME (LOSS)                  NET ASSETS,
  YEAR                 NET         (NET OF         INCOME         (NET OF       PORTFOLIO       END OF        TOTAL
 ENDED              EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)    TURNOVER        YEAR        RETURN
-------             --------   ---------------   ----------   ---------------   ---------   --------------   ------

SMALL-CAP VALUE
12/31/2007            0.87%          0.85%           1.34%          1.36%            94%    $  185,136,605    (7.74)%
12/31/2006            0.87           0.85            0.25           0.27            105        236,316,718     9.64
12/31/2005            0.88           0.85            0.07           0.10            143        218,749,221    (4.70)
12/31/2004            0.89           0.85            0.27           0.31             42        172,735,949    21.75
12/31/2003            0.94           0.85            1.19           1.28             40        100,887,458    41.10

SPECIAL EQUITY
12/31/2007            0.84           0.84            0.58           0.58             97        950,197,463    (4.49)
12/31/2006            0.85           0.85            0.29           0.29             86      1,211,556,459    11.77
12/31/2005            0.85           0.85            0.09           0.09             92      1,296,671,909    10.53
12/31/2004            0.84           0.84            0.15           0.15            103      1,227,530,742    12.63
12/31/2003            0.85           0.85           (0.02)         (0.02)           103      1,270,601,125    43.96

SMALL-CAP GROWTH
12/31/2007            0.92           0.90           (0.44)         (0.42)           144        166,817,321     8.64
12/30/2006            1.04           0.90           (0.43)         (0.29)           173        155,003,004     8.71
12/31/2005            0.98           0.90           (0.49)         (0.41)           183        132,903,534     0.55
12/31/2004            0.97           0.90           (0.58)         (0.51)            84        108,429,152    11.94
12/31/2003            1.02           0.90           (0.29)         (0.17)            81         83,589,643    39.31

INTERNATIONAL EQUITY
12/31/2007            0.87           0.87            2.25           2.25            110      2,264,061,514    11.69
12/31/2006            0.87           0.87            1.78           1.78             81      2,101,152,473    27.31
12/31/2005            0.88           0.88            2.03           2.03             94      1,721,786,149    11.20
12/31/2004            0.87           0.87            1.85           1.85            171      1,401,617,944    19.66
12/31/2003            0.86           0.86            1.11           1.11             23      1,049,033,896    33.52


--------

(a) Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions. Refer to Note 2I.

*      Annualized.

(1)    Commencement of Operations, May 6, 2005.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, High Quality Bond Portfolio, Inflation-Protected Securities Portfolio, Core Bond Portfolio, Total Return Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Value & Income Portfolio, Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Aggressive Equity Portfolio, Mid-Cap Value Portfolio, Mid-Cap Growth Portfolio, Small-Cap Value Portfolio, Special Equity Portfolio, Small-Cap Growth Portfolio and International Equity Portfolio (constituting the Diversified Investors Portfolios, hereafter referred to as the "Portfolios") at December 31, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 28, 2008

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    APPROVAL OF INVESTMENT ADVISORY CONTRACTS

                                DECEMBER 31, 2007
                                   (UNAUDITED)

     Transamerica Asset Management, Inc. ("TAM") manages the assets of each series of Diversified Investors Portfolios (each, a "Portfolio") pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios. For each Portfolio, TAM or its predecessor has entered into an Investment Subadvisory Agreement (each, a "Subadvisory Agreement") with one or more Subadvisors.

APPROVAL OF TAM ADVISORY AGREEMENT

     At a meeting of the Board of Trustees of Diversified Investors Portfolios held on August 10, 2007, the Board reviewed and considered a proposed Advisory Agreement between TAM and Diversified Investors Portfolios, on behalf of each applicable Portfolio, to determine whether the agreement should be approved for an initial two-year period. Pursuant to the Advisory Agreement, TAM would replace Diversified Investment Advisors, Inc. ("Diversified") to provide or procure investment management services on behalf of each Portfolio. Following their review and consideration, the Board members determined that the Advisory Agreements would enable holders of the Portfolios to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its holders. The Board, including all of the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any party to the Advisory Agreement (the "Independent Board Members"), unanimously approved the Advisory Agreements to appoint TAM as investment advisor to the Portfolios.

     In reaching their decisions, the Board members requested and obtained from TAM and Diversified such information as they deemed reasonably necessary to evaluate the proposed Advisory Agreements. In considering the Advisory Agreements, the Board members evaluated a number of factors and considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.

     The Board, including the Independent Board Members, considered, among other things, the following factors: (i) both TAM and Diversified rendered comparable "manager of managers" services to mutual funds and were part of the same group of companies; (ii) a number of Diversified personnel with expertise in the areas of investment management, fund administration and fund accounting would become personnel of TAM or other related fund service providers and would continue to serve the Portfolios; (iii) the terms and conditions of the Advisory Agreements, including the difference from the then-current Advisory Agreements with Diversified (the "Prior Advisory Agreements"); (iv) the fact that each Portfolio's advisory fees would remain the same under the Advisory Agreements;
(v) the nature, scope and quality of services that TAM was expected to provide to the Portfolios, including compliance services; (vi) both Diversified and TAM were indirect, wholly-owned subsidiaries of AEGON, N.V., a Netherlands corporation that is a publicly traded international insurance group, both are part of the AEGON Group of Companies, and the appointment of TAM as investment advisor to the Portfolios would permit the Portfolios to have access to the primary investment management and fund administration service provider in the AEGON Group of Companies; (vii) each of the investment subadvisors and portfolio management teams to the Portfolios as well as each of the investment objectives, strategies and risks of the Portfolios would not change as a result of TAM becoming the investment advisor to the Portfolios and, accordingly, the day-to-day investment activities of the Portfolios were expected to remain substantially the same; (viii) the appointment of TAM as investment advisor to the Portfolios would be effected at no cost to the Portfolios or their holders;
(ix) Diversified would continue to render various services to retirement plans investing in the Portfolios or funds which invest in the Portfolios; and (x) that earlier in 2007 the Board had performed a full annual review of the Prior Advisory

                        DIVERSIFIED INVESTORS PORTFOLIOS
              APPROVAL OF INVESTMENT ADVISORY CONTRACTS (CONTINUED)

                                DECEMBER 31, 2007
                                   (UNAUDITED)


Agreements and the subadvisory agreements for the Portfolios as required by the Investment Company Act of 1940, as amended (the "1940 Act").

     The Board members evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio. The Board members also based their decisions on the following considerations, among others, although they did not identify any that was all-important or controlling of their discussions, and each Board member attributed different weights to the various factors.

     THE NATURE, EXTENT AND QUALITY OF THE SERVICES EXPECTED TO BE PROVIDED BY TAM TO THE PORTFOLIOS. The Board Members considered the nature and quality of the services expected to be provided by TAM and compared those services to those provided by Diversified. They concluded that TAM was capable of providing high quality services to the Portfolios, as indicated by the nature and quality of services provided by TAM to the complex of registered investment companies that were managed by TAM (the "TAM Fund Family") and the past performance of these funds, TAM's management capabilities demonstrated with respect to the other mutual funds it managed, and the experience, capability and integrity of TAM's senior management, financial resources and management oversight process. The Board Members noted that key Diversified personnel responsible for the Portfolios would remain involved with the Portfolios as they would become personnel of TAM or other affiliated fund service providers. The Board members also concluded that TAM proposed to provide investment and related services that were appropriate in scope and extent in light of the Portfolios' operations, and the competitive landscape of the investment company industry and investor needs.

     THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS. TAM had not yet served as investment advisor to the Portfolios and therefore had no historical performance related to the Portfolios for the Boards to review. However, the Board examined the performance of funds managed by TAM with investment objectives, strategies and "manager of managers" arrangements comparable to those of the Portfolios. The Board noted that those and other funds managed by TAM had generally performed competitively to benchmark indexes and mutual fund peers (as determined by Lipper Inc.). On the basis of the Board's assessment of the nature, extent and quality of advisory services expected to be provided or procured by TAM, the Board concluded that TAM was capable of generating a level of investment performance that would be satisfactory and competitive with other investment companies, and also determined that TAM's performance record with respect to the TAM Fund Family indicated that its management of the Portfolios was likely to benefit all the Portfolios and their holders.

     THE COST OF ADVISORY SERVICES PROVIDED AND THE LEVEL OF PROFITABILITY. The Board reviewed profitability information regarding TAM's projected costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services to the Portfolios and to the TAM Fund Family as a whole. With regard to the advisory fees and total expenses of the Portfolios, the Board Members noted that the advisory fees and expense ratios of the Portfolios were expected to remain the same as a result of TAM's appointment, and that TAM has undertaken to maintain any expense limitation and fee waiver arrangements currently in place for each of the Portfolios. The Board members also reviewed and considered information relating to the costs of the services provided to the Portfolios and the resulting potential profitability to TAM and its affiliates of the relationship with the Portfolios, and determined that the same were reasonable and fair, and consistent with the best interests of holders.

     WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE AND THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE PORTFOLIOS GROW. The Board noted that there were no breakpoints applicable to the Portfolios' current advisory fees. However, the Board concluded that the Portfolios' advisory fees

                        DIVERSIFIED INVESTORS PORTFOLIOS
              APPROVAL OF INVESTMENT ADVISORY CONTRACTS (CONTINUED)

                                DECEMBER 31, 2007
                                   (UNAUDITED)


appropriately reflected the Portfolios' size, the economic environment for TAM, and the competitive nature of the investment company market. The Board members noted that they would have the opportunity to periodically reexamine whether the Portfolios have achieved economies of scale under the management of TAM, and the appropriateness of management fees payable to TAM, in the future. The Board members recognized that TAM may realize economies of scale based on certain consolidations and synergies of operations.

     BENEFITS TO TAM OR ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE PORTFOLIOS. The Board concluded that other fall-out benefits derived by TAM and its affiliates from their relationships with the Portfolios would be reasonable and fair, and consistent with industry practice and the best interests of the Portfolios and their holders. The Board noted that TAM would not realize "soft dollar" benefits from its relationship with the Portfolios. In addition, the Board members determined that any administration and fund accounting fees to be paid by the Portfolios to affiliates of TAM were reasonable, fair and in the best interests of holders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolios' overall operating expenses, the necessity of the services for the Portfolios' operations, and the fact that they were identical to those currently paid by the Portfolios to their current service providers.

     OTHER CONSIDERATIONS. The Board noted that the AEGON Group of Companies had indicated its intention to consolidate its investment advisory and oversight operations in TAM, and concluded that retention of TAM would best ensure continuity of management of the Portfolios and offered potential scale efficiencies and marketing advantages in the future, which could benefit the Portfolios and their holders. The Board determined that TAM was committed to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolios in a professional manner that would be consistent with the best interests of the Portfolios and their holders. In this regard, the Board members noted TAM's compliance program, including policies and procedures with respect to oversight of the portfolio management activities of subadvisors to be employed by TAM to manage certain Portfolios. The Board members also determined that TAM would make a significant entrepreneurial commitment to the management and success of the Portfolios, reflected by, among other things, TAM's expense limitation and fee waiver arrangements with respect to the Portfolios, the retention of certain Diversified personnel to help ensure continuity of management, and the steps it would be taking to integrate the Portfolios in the TAM Fund Family.

     After requesting and reviewing such information as they deemed necessary and discussing the same during meetings conducted by the Independent Board Members without management, TAM or Diversified personnel being present, the Board concluded that the proposed Advisory Agreements were in the best interests of the applicable Portfolios and their holders. Accordingly, each Board determined to recommend that the holders of each Portfolio approve the Advisory Agreement applicable to such Portfolio. At a meeting held on October 30, 2007, each Advisory Agreement was approved by holders of the applicable Portfolio.

APPROVAL OF NEW INVESTMENT SUBADVISORY AGREEMENT

     During the six-month period ended December 31, 2007, the Board considered approval of a new Investment Subadvisory Agreement with Marsico Capital Management LLC ("Marsico"), on behalf of the Equity Growth Portfolio (the "New Subadvisory Agreement"). On June 14, 2007, Thomas F. Marsico, Marsico's founder and Chief Executive Officer, and a company controlled by Mr. Marsico, Marsico Parent Company, LLC, entered into a definitive agreement with Bank of America Corporation to buy back ownership of Marsico from a Bank of America subsidiary (referred to as the Transaction). Marsico

                        DIVERSIFIED INVESTORS PORTFOLIOS
              APPROVAL OF INVESTMENT ADVISORY CONTRACTS (CONTINUED)

                                DECEMBER 31, 2007
                                   (UNAUDITED)


had become a 50% owned subsidiary of Bank of America in 1999, and Bank of America acquired ownership of the remaining 50% of Marsico in 2001. Bank of America's interest in Marsico was held through its ownership of Marsico Management Holdings, LLC. Mr. Marsico's reasons for undertaking the repurchase Transaction stemmed primarily from Marsico's successful growth, and its desire to preserve its autonomy.

     The Transaction constituted an "assignment" (within the meaning of the 1940
Act) which resulted in the termination of the subadvisory agreement with Marsico (referred to as the Prior Subadvisory Agreement). The Board met on August 21, 2007, prior to the close of the Transaction, and approved the New Subadvisory Agreement with Marsico following a presentation by the Portfolios' advisor and representatives of Marsico. The New Subadvisory Agreement took effect on December 14, 2007 upon the closing of the Transaction. Discussed below are some of the material factors considered by the Board in approving the New Subadvisory Agreement. The Board considered information with respect to Marsico, the rationale, structure and results of the Transaction and whether the New Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests. The Board considered that all of Marsico's investment strategies had outperformed their primary benchmarks since inception.

     The Board considered that the Portfolio's portfolio management team was not expected to change as a result of the Transaction. The Board also noted that, other than the effective and termination dates, the New Subadvisory Agreement was substantially identical to the Prior Subadvisory Agreement, which the Board had recently renewed. In its deliberations, the Board also considered information that had been received by the Board in its most recent approval of the Old Subadvisory Agreement, in addition to information provided in connection with the Board's evaluation of the terms and conditions of the New Subadvisory Agreement.

     Based upon its review and the representations made to it, the Board, including all of the Independent Board Members, concluded that (a) the terms of the New Subadvisory Agreement were reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the New Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Board Members, approved the New Subadvisory Agreement.

     No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the New Subadvisory Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members discussed the proposed approval of the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the advisor or Marsico were present.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                             MANAGEMENT OF THE TRUST
                                   (UNAUDITED)

TRUSTEES AND OFFICERS

     The Trust is governed by a Board of Trustees. Subject to the supervision of the Board of Trustees, the assets of each portfolio are managed by an investment advisor and sub-advisors, and the respective portfolio managers. The Board of Trustees is responsible for managing the business and affairs of the Trust and oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment advisor and sub-advisors. Information about the Trustees and Officers of the Trust is as follows:

                                                                                      NUMBER OF
                                                                                        FUNDS
                                                                                       IN FUND
                                         LENGTH OF                                     COMPLEX
                           POSITION(S)     TIME         PRINCIPAL OCCUPATION(S)       OVERSEEN       OTHER BOARD
NAME, ADDRESS*** AND AGE       HELD       SERVED*        DURING PAST FIVE YEARS      BY TRUSTEE      MEMBERSHIPS
------------------------   -----------   ---------  -------------------------------  ----------  -------------------
INDEPENDENT TRUSTEES :**
Leo J. Hill..............  Trustee      Since 2007  Principal, Advisor Network           160     None
(DOB: 3/27/56)                                      Solutions, LLC (business
                                                    consulting) (2006 to present);
                                                    Trustee, Diversified Investors
                                                    Portfolios ("DIP"), The
                                                    Diversified Investors Funds
                                                    Group ("DIFG"), The Diversified
                                                    Investors Funds Group II ("DIFG
                                                    II") and Diversified Investors
                                                    Strategic Variable Funds
                                                    ("DISVF") (2007 to present);
                                                    Trustee, Transamerica IDEX
                                                    Mutual Funds ("TA IDEX") (2002
                                                    to present); Director,
                                                    Transamerica Income Shares,
                                                    Inc. ("TIS") (2002 to present);
                                                    Trustee, AEGON/Transamerica
                                                    Series Trust ("ATST") (2001 to
                                                    present); Owner and President,
                                                    Prestige Automotive Group (2001
                                                    to 2005); President, L. J. Hill
                                                    & Company (1999 to present)
Neal M. Jewell...........  Trustee      Since 1993  Retired (2004 to present);           160     None
(DOB: 2/12/35)                                      Trustee, TA IDEX and ATST (2007
                                                    to present); Director, TIS
                                                    (2007 to present); Trustee,
                                                    DIP, DIFG, DIFG II and DISVF
                                                    (1993 to present); Independent
                                                    Trustee, EAI Select Managers
                                                    Equity Fund (mutual fund) (1996
                                                    to 2004).
Russell A. Kimball, Jr...  Trustee      Since 2007  Trustee, DIP, DIFG, DIFG II and      160     None
(DOB: 8/17/44)                                      DISVF (2007 to present);
                                                    Trustee, TA IDEX (2002 to
                                                    present); Director, TIS (2002
                                                    to present); Trustee, ATST
                                                    (1986 to present); General
                                                    Manager, Sheraton Sand Key
                                                    Resort (1975 to present).
Eugene M. Mannella.......  Trustee      Since 1993  Self-employed consultant (2006       160     None
(DOB: 2/1/54)                                       to present); President, Arapain
                                                    Partners LLC (limited purpose
                                                    broker-dealer) (1998 to
                                                    present); Trustee, TA IDEX and
                                                    ATST (2007 to present);
                                                    Director, TIS (2007 to
                                                    present); Trustee, DIP, DIFG,
                                                    DIFG II and DISVF (1993 to
                                                    present); President,
                                                    International Fund Services
                                                    (alternative asset
                                                    administration) (1993 to 2005).

                        DIVERSIFIED INVESTORS PORTFOLIOS
                       MANAGEMENT OF THE TRUST (CONTINUED)
                                   (UNAUDITED)

                                                                                      NUMBER OF
                                                                                        FUNDS
                                                                                       IN FUND
                                         LENGTH OF                                     COMPLEX
                           POSITION(S)     TIME         PRINCIPAL OCCUPATION(S)       OVERSEEN       OTHER BOARD
NAME, ADDRESS*** AND AGE       HELD       SERVED*        DURING PAST FIVE YEARS      BY TRUSTEE      MEMBERSHIPS
------------------------   -----------   ---------  -------------------------------  ----------  -------------------
Norm R. Nielsen..........  Trustee      Since 2007  Retired (2005 to present);           160     Buena Vista
(DOB: 5/11/39)                                      Trustee, DIP, DIFG, DIFG II and              University Board of
                                                    DISVF (2007 to present);                     Trustees (2004 to
                                                    Trustee, TA IDEX (2006 to                    present)
                                                    present); Director, TIS (2006
                                                    to present); Trustee, ATST
                                                    (2006 to present); Director,
                                                    Iowa City Area Development
                                                    (1996 to 2004); Director, Iowa
                                                    Health Systems (1994 to 2003);
                                                    Director, U.S. Bank (1987 to
                                                    2006); President, Kirkwood
                                                    Community College (1979 to
                                                    2005).
Joyce Galpern Norden.....  Trustee      Since 1993  Retired (2004 to present);           160     Board of Governors,
(DOB: 6/1/39)                                       Trustee, TA IDEX and ATST (2007              Reconstructionist
                                                    to present); Director, TIS                   Rabbinical College
                                                    (2007 to present); Trustee, DIP              (2007 to present)
                                                    (2002 to present); Trustee,
                                                    DIFG, DIFG II, and DISVF (1993
                                                    to present); Vice President,
                                                    Institutional Advancement,
                                                    Reconstructionist Rabbinical
                                                    College (1996 to 2004).
Patricia L. Sawyer.......  Trustee      Since 1993  Trustee, TA IDEX and ATST (2007      160     None
(DOB: 7/1/50)                                       to present); Director, TIS
                                                    (2007 to present); Trustee,
                                                    DIP, DIFG, DIFG II, and DISVF
                                                    (1993 to present); President
                                                    and Executive Search
                                                    Consultant, Smith & Sawyer LLC
                                                    (consulting) (1989 to present).
John W. Waechter.........  Trustee      Since 2007  Trustee, DIP, DIFG, DIFG II and      160     None
(DOB: 2/25/52)                                      DISVF (2007 to present);
                                                    Trustee, TA IDEX (2005 to
                                                    present); Director, TIS (2004
                                                    to present); Trustee, ATST
                                                    (2004 to present); employee,
                                                    RBC Dain Rauscher (securities
                                                    dealer) (March 2004 to May
                                                    2004); Executive Vice
                                                    President, Chief Financial
                                                    Officer and Chief Compliance
                                                    Officer, William R. Hough & Co.
                                                    (securities dealer) (1979 to
                                                    2004); Treasurer, The Hough
                                                    Group of Funds (1993 to 2004).

                        DIVERSIFIED INVESTORS PORTFOLIOS
                       MANAGEMENT OF THE TRUST (CONTINUED)
                                   (UNAUDITED)

                                                                                      NUMBER OF
                                                                                        FUNDS
                                                                                       IN FUND
                                         LENGTH OF                                     COMPLEX
                           POSITION(S)     TIME         PRINCIPAL OCCUPATION(S)       OVERSEEN       OTHER BOARD
NAME, ADDRESS*** AND AGE       HELD       SERVED*        DURING PAST FIVE YEARS      BY TRUSTEE      MEMBERSHIPS
------------------------   -----------   ---------  -------------------------------  ----------  -------------------
INTERESTED TRUSTEE:****
John K. Carter...........  Trustee      Since 2007  President and Chief Executive        160     None
(DOB: 4/24/61)                                      Officer, DIP, DIFG, DIFG II and
                                                    DISVF (August 2007 to present);
                                                    Trustee, DIP, DIFG, DIFG II,
                                                    and DISVF (October 2007 to
                                                    present); Trustee (September
                                                    2006 to present), President and
                                                    Chief Executive Officer (July
                                                    2006 to present), Senior Vice
                                                    President (1999 to June 2006),
                                                    Chief Compliance Officer,
                                                    General Counsel and Secretary
                                                    (1999 to August 2006), TA IDEX;
                                                    Trustee (September 2006 to
                                                    present), President and Chief
                                                    Executive Officer (July 2006 to
                                                    present), Senior Vice President
                                                    (1999 to June 2006), Chief
                                                    Compliance Officer, General
                                                    Counsel and Secretary (1999 to
                                                    August 2006), ATST; Director
                                                    (September 2006 to present),
                                                    President and Chief Executive
                                                    Officer (July 2006 to present),
                                                    Senior Vice President (2002 to
                                                    June 2006), General Counsel,
                                                    Secretary and Chief Compliance
                                                    Officer (2002 to August 2006),
                                                    TIS; President and Chief
                                                    Executive Officer (July 2006 to
                                                    present), Senior Vice President
                                                    (1999 to June 2006), Director
                                                    (2000 to present), General
                                                    Counsel and Secretary (2000 to
                                                    August 2006), Chief Compliance
                                                    Officer (2004 to August 2006),
                                                    TAM; President and Chief
                                                    Executive Officer (July 2006 to
                                                    present), Senior Vice President
                                                    (1999 to June 2006), Director
                                                    (2001 to present), General
                                                    Counsel and Secretary (2001 to
                                                    August 2006), ("TFS"); Vice
                                                    President, AFSG Securities
                                                    Corporation (2001 to present);
                                                    Chief Executive Officer (July
                                                    2006 to present), Vice
                                                    President, Secretary and Chief
                                                    Compliance Officer (2003 to
                                                    August 2006), Transamerica
                                                    Investors, Inc. ("TII"); Senior
                                                    Vice President, General Counsel
                                                    and Secretary, Transamerica
                                                    Index Funds, Inc. (2002 to
                                                    2004); Vice President,
                                                    Transamerica Investment
                                                    Services, Inc. ("TISI") (2003
                                                    to 2005) and Transamerica
                                                    Investment Management, LLC
                                                    ("TIM") (2001 to 2005).

                        DIVERSIFIED INVESTORS PORTFOLIOS
                       MANAGEMENT OF THE TRUST (CONTINUED)
                                   (UNAUDITED)

                                                       LENGTH OF
                                                         TIME           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS*** AND AGE         POSITION(S) HELD       SERVED+        DURING THE PAST FIVE YEARS
------------------------      ---------------------   ----------   ---------------------------------
OFFICERS
John K. Carter..............  Chief Executive         Since 2007   See the table above.
(DOB: 4/24/61)                Officer and President
Dennis P. Gallagher.........  Vice President,         Since 2007   Vice President, General Counsel
(DOB: 12/19/70)               General Counsel and                  and Secretary, TA IDEX, ATST and
                              Secretary                            TIS (September 2006 to present);
                                                                   Vice President, General Counsel
                                                                   and Secretary, DIP, DIFG, DIFG II
                                                                   and DISVF (August 2007 to
                                                                   present); Vice President and
                                                                   Secretary, TII (September 2006 to
                                                                   present); Director, Senior Vice
                                                                   President, General Counsel and
                                                                   Secretary, TAM and TFS (September
                                                                   2006 to present); Director,
                                                                   Deutsche Asset Management (1998
                                                                   to 2006).
Elizabeth L. Belanger.......  Deputy General          Since 2005   Deputy General Counsel, Assistant
(DOB: 1/7/72)                 Counsel, Assistant                   Secretary and Conflicts of
                              Secretary and                        Interest Officer, TII (November
                              Conflicts of Interest                2007 to present); Deputy General
                              Officer                              Counsel, Assistant Secretary and
                                                                   Conflicts of Interest Officer, TA
                                                                   IDEX, ATST and TIS (July 2007 to
                                                                   present); Deputy General Counsel
                                                                   and Conflicts of Interest Officer
                                                                   (August 2007 to present),
                                                                   Assistant Secretary (August 2005
                                                                   to present), DIP, DIFG, DIFG II
                                                                   and DISVF; Vice President and
                                                                   Senior Counsel, Diversified (with
                                                                   Diversified since 2005);
                                                                   Director, TFLIC (April 2006 to
                                                                   present); Director of Compliance,
                                                                   Domini Social Investments LLC
                                                                   (November 2003 to May 2005);
                                                                   Associate, Bingham McCutchen LLP
                                                                   (September 1997 to October 2003).
Joseph P. Carusone..........  Vice President,         Since 2001   Vice President, Treasurer and
(DOB: 9/8/65)                 Treasurer and                        Principal Financial Officer, TII
                              Principal Financial                  (November 2007 to present); Vice
                              Officer                              President, Treasurer and
                                                                   Principal Financial Officer, TA
                                                                   IDEX, ATST and TIS (July 2007 to
                                                                   present); Vice President (August
                                                                   2007 to present), Treasurer and
                                                                   Principal Financial Officer (2001
                                                                   to present), DIP, DIFG, DIFG II
                                                                   and DISVF; Senior Vice President,
                                                                   Diversified (since 1999);
                                                                   President, Diversified Investors
                                                                   Securities Corp. ("DISC")
                                                                   (February 2007 to present);
                                                                   Director, TFLIC (2004 to
                                                                   present).

                        DIVERSIFIED INVESTORS PORTFOLIOS
                       MANAGEMENT OF THE TRUST (CONTINUED)
                                   (UNAUDITED)

                                                       LENGTH OF
                                                         TIME           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS*** AND AGE         POSITION(S) HELD       SERVED+        DURING THE PAST FIVE YEARS
------------------------      ---------------------   ----------   ---------------------------------
Christopher A. Staples......  Vice President and      Since 2004   Vice President and Chief
(DOB: 8/14/70)                Chief Investment                     Investment Officer, TII (November
                              Officer                              2007 to present); Vice President
                                                                   (July 2007 to present), Chief
                                                                   Investment Officer (June 2007 to
                                                                   present), Senior Vice President
                                                                   (June 2007 to July 2007), Senior
                                                                   Vice President -- Investment
                                                                   Management (July 2006 to June
                                                                   2007), Vice
                                                                   President -- Investment
                                                                   Management (2004 to July 2006),
                                                                   TA IDEX, ATST and TIS; Vice
                                                                   President and Chief Investment
                                                                   Officer, DIP, DIFG, DIFG II and
                                                                   DISVF (August 2007 to present);
                                                                   Director, TAM and TFS (2005 to
                                                                   present); Assistant Vice
                                                                   President, Raymond James &
                                                                   Associates (1999 to 2004).
Rick Resnik.................  Chief Compliance        Since 2004   Chief Compliance Officer, TA
(DOB: 1/24/67)                Officer                              IDEX, ATST, and TIS (January 2008
                                                                   to present); Chief Compliance
                                                                   Officer, DIP, DIFG, DIFG II and
                                                                   DISVF (2004 to present); Vice
                                                                   President and Chief Compliance
                                                                   Officer, Diversified (with
                                                                   Diversified since 1998);
                                                                   Director, Vice President and
                                                                   Chief Compliance Officer, DISC
                                                                   (June 1999 to present)
Michael A. Masson...........  Assistant Treasurer     Since 2007   Assistant Treasurer, TII
(DOB: 1/21/71)                                                     (November 2007 to present);
                                                                   Assistant Treasurer (July 2007 to
                                                                   present), Assistant Vice
                                                                   President (2005 to present), TA
                                                                   IDEX, ATST and TIS; Assistant
                                                                   Treasurer, DIP, DIFG, DIFG II and
                                                                   DISVF (August 2007 to present);
                                                                   Assistant Vice President, ATST
                                                                   and TIS (2005 to present);
                                                                   Assistant Vice President, TII
                                                                   (2005 to present); Assistant Vice
                                                                   President, TFS and TAM(2005 to
                                                                   present); Assistant Vice
                                                                   President, JPMorgan Chase & Co.
                                                                   (1999 to 2005).
Suzanne Valerio-Montemurro..  Assistant Treasurer     Since 2002   Assistant Treasurer, the Trust
(DOB: 8/13/64)                                                     (November 2007 to present);
                                                                   Assistant Treasurer, TA IDEX,
                                                                   ATST and TIS (July 2007 to
                                                                   present); Assistant Treasurer,
                                                                   DIP, DIFG, DIFG II and DISVF
                                                                   (August 2002 to present); Vice
                                                                   President, Diversified (with
                                                                   Diversified since 1998).



--------
* Each Trustee shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns or his or her term as a Trustee is terminated in accordance with the by-laws.

** Independent trustee ("Independent Trustee") means a trustee who is not an "interested person" (as defined under the 1940 Act) of the Trust (the "Independent Trustees").

*** The mailing address of each Trustee and Officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.

**** May be deemed an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust because of his employment with the Advisor or an affiliate of the Advisor.

+ If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                            INVESTOR MEETING RESULTS
                                   (UNAUDITED)

     There was a special meeting of holders of the Diversified Investors Portfolios held at 4 Manhattanville Road, Purchase, New York 10577 on October 30, 2007. At the meeting, the proposals listed below were approved. The following is a report of the total votes cast by the holders of the Diversified Investors Portfolios.

---------------------------------------------------------
  PROPOSAL              FOR               WITHHELD
---------------------------------------- ----------------
 To elect a New Board
---------------------------------------- ----------------
                         16,771,509,29-
    Leo J. Hill                    4.29    493,516,670.11
---------------------------------------- ----------------
    Russell A.           16,771,486,65-
    Kimball, Jr.                   1.29    493,539,931.83
---------------------------------------- ----------------
                         16,773,445,96-
    Norm R, Nielsen                3.27    491,619,347.84
---------------------------------------- ----------------
                         16,771,157,90-
    John W. Waechter               1.91    493,886,309.74
---------------------------------------- ----------------
                         16,763,798,10-
    Neal M. Jewell                 9.04    501,271,445.17
---------------------------------------- ----------------
                         16,766,090,51-
    Eugene M. Mannella             6.56    498,972,526.06
---------------------------------------- ----------------
    Joyce Galpern        16,764,446,77-
    Norden                         5.44    500,637,295.90
---------------------------------------- ----------------
                         16,774,759,72-
    Patricia L. Sawyer             9.96    490,292,431.34
---------------------------------------- ----------------
                         16,774,142,45-
    John K. Carter                 7.13    490,912,965.64
---------------------------------------- ----------------



-------------------------------------------------------------------------------
 PROPOSAL                 FOR                AGAINST            ABSTAIN
-------------------------------------------------------------------------------
To approve a new
 Investment Advisory
 Agreement with
 Transamerica Asset
 Management, Inc.
-------------------------------------------------------------------------------
    Aggressive Equity
    Portfolio              344,170,744.52      2,753,008.39        1,926,549.31
-------------------------------------------------------------------------------
    Balanced Portfolio     349,285,392.05      2,423,932.02        2,680,449.03
-------------------------------------------------------------------------------
    Core Bond              2,045,560,919-
    Portfolio                         .26      3,761,557.84       89,515,945.16
-------------------------------------------------------------------------------
    Equity Growth          2,192,819,674-
    Portfolio                         .12      6,100,365.54       81,180,820.58
-------------------------------------------------------------------------------
    Growth & Income
    Portfolio              965,484,863.70      5,972,251.84        2,759,694.84
-------------------------------------------------------------------------------
    High Quality Bond
    Portfolio              837,248,152.78      2,362,893.22        4,229,082.65
-------------------------------------------------------------------------------
    High Yield Bond
    Portfolio              535,900,061.17      2,151,990.41        2,587,917.93
-------------------------------------------------------------------------------
    Inflation-
    Protected
    Securities
    Portfolio              132,692,036.91      1,642,175.98          372,778.70
-------------------------------------------------------------------------------
    International          2,083,725,989-
    Equity Portfolio                  .74      5,172,032.56       58,852,676.92
-------------------------------------------------------------------------------
    Mid-Cap Growth
    Portfolio              290,159,067.94              0.00           28,633.40
-------------------------------------------------------------------------------
    Mid-Cap Value
    Portfolio              990,577,001.45      3,089,039.46       14,388,975.76
-------------------------------------------------------------------------------
    Money Market
    Portfolio              970,065,207.44      3,680,378.63       30,550,696.17
-------------------------------------------------------------------------------
    Small-Cap Growth
    Portfolio              162,068,049.77          3,928.10            1,473.04
-------------------------------------------------------------------------------
    Small-Cap Value
    Portfolio              197,097,849.80         11,904.46           49,205.09
-------------------------------------------------------------------------------
    Special Equity         1,012,482,800-
    Portfolio                         .47      3,250,101.77       23,533,258.46
-------------------------------------------------------------------------------
    Total Return Bond
    Portfolio              315,827,522.95        173,053.87       13,909,246.39
-------------------------------------------------------------------------------
    Value & Income         3,185,147,756-
    Portfolio                         .58     13,060,974.38      130,091,216.24
-------------------------------------------------------------------------------
    Value Portfolio        142,368,523.33        163,081.80            9,994.90
-------------------------------------------------------------------------------

                        DIVERSIFIED INVESTORS PORTFOLIOS
                      INVESTOR MEETING RESULTS (CONTINUED)
                                   (UNAUDITED)

-------------------------------------------------------------------------------
  PROPOSAL                FOR                AGAINST            ABSTAIN
-------------------------------------------------------------------------------
 To approve an
 amendment to the          16,730,414,59-
 Declaration of Trust                2.57     77,028,001.65      457,501,673.89
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
 PROPOSAL                 FOR                AGAINST            ABSTAIN
-------------------------------------------------------------------------------
To approve a change to
 the fundamental
 investment policy
 relating to
 borrowing
-------------------------------------------------------------------------------
    Aggressive Equity
    Portfolio              344,123,120.91      2,534,725.95        2,192,022.01
-------------------------------------------------------------------------------
    Balanced Portfolio     349,256,608.69      2,295,795.28        2,836,084.39
-------------------------------------------------------------------------------
    Core Bond              2,042,800,831-
    Portfolio                         .85      5,286,933.86       90,757,325.87
-------------------------------------------------------------------------------
    Equity Growth          2,190,747,225-
    Portfolio                         .01      7,283,514.77       82,063,454.21
-------------------------------------------------------------------------------
    Growth & Income
    Portfolio              964,368,616.74      6,010,178.17        3,839,308.77
-------------------------------------------------------------------------------
    High Quality Bond
    Portfolio              837,189,394.68      2,452,901.70        4,194,948.54
-------------------------------------------------------------------------------
    High Yield Bond
    Portfolio              535,420,261.71      2,579,794.62        2,642,029.87
-------------------------------------------------------------------------------
    Inflation-
    Protected
    Securities
    Portfolio              130,710,449.11      3,517,484.74          479,057.74
-------------------------------------------------------------------------------
    International          2,080,347,187-
    Equity Portfolio                  .51      6,936,281.48       60,460,542.74
-------------------------------------------------------------------------------
    Mid-Cap Growth
    Portfolio              290,125,662.31         32,212.57           31,019.52
-------------------------------------------------------------------------------
    Mid-Cap Value
    Portfolio              988,280,060.36      3,587,879.38       16,181,556.55
-------------------------------------------------------------------------------
    Money Market
    Portfolio              968,668,767.96      4,978,376.69       30,642,161.05
-------------------------------------------------------------------------------
    Small-Cap Growth
    Portfolio              162,064,612.67          8,838.24                0.00
-------------------------------------------------------------------------------
    Small-Cap Value
    Portfolio              196,997,058.73        161,900.61                0.00
-------------------------------------------------------------------------------
    Special Equity         1,011,679,520-
    Portfolio                         .93      4,191,709.66       23,394,930.09
-------------------------------------------------------------------------------
    Total Return Bond
    Portfolio              315,648,901.48        194,585.85       14,066,335.88
-------------------------------------------------------------------------------
    Value & Income         3,180,163,265-
    Portfolio                         .49     18,488,191.76      129,637,433.55
-------------------------------------------------------------------------------
    Value Portfolio        142,357,902.52        155,886.94           28,521.16
-------------------------------------------------------------------------------

                        DIVERSIFIED INVESTORS PORTFOLIOS
                      INVESTOR MEETING RESULTS (CONTINUED)
                                   (UNAUDITED)

-------------------------------------------------------------------------------
  PROPOSAL                FOR                AGAINST            ABSTAIN
-------------------------------------------------------------------------------
 To approve a change
 to the fundamental
 investment policy
 relating to senior
 securities
-------------------------------------------------------------------------------
    Aggressive Equity
    Portfolio              345,369,188.99      1,528,306.99        1,953,702.49
-------------------------------------------------------------------------------
    Balanced Portfolio     349,099,234.15      2,612,464.74        2,678,074.20
-------------------------------------------------------------------------------
    Core Bond              2,043,755,500-
    Portfolio                         .11      3,560,478.63       91,529,753.86
-------------------------------------------------------------------------------
    Equity Growth          2,192,474,489-
    Portfolio                         .60      5,614,793.83       82,003,363.10
-------------------------------------------------------------------------------
    Growth & Income
    Portfolio              964,771,372.89      5,649,446.46        3,795,991.02
-------------------------------------------------------------------------------
    High Quality Bond
    Portfolio              837,590,792.67      2,075,915.29        4,170,536.97
-------------------------------------------------------------------------------
    High Yield Bond
    Portfolio              535,802,198.27      1,872,018.41        2,964,752.83
-------------------------------------------------------------------------------
    Inflation-
    Protected
    Securities
    Portfolio              131,462,399.05      2,778,312.82          466,822.63
-------------------------------------------------------------------------------
    International          2,080,739,614-
    Equity Portfolio                  .60      6,526,954.53       60,470,553.30
-------------------------------------------------------------------------------
    Mid-Cap Growth
    Portfolio              290,156,681.83              0.00           31,019.52
-------------------------------------------------------------------------------
    Mid-Cap Value
    Portfolio              990,818,966.87      1,001,843.17       16,228,686.26
-------------------------------------------------------------------------------
    Money Market
    Portfolio              968,913,886.92      3,977,249.34       31,398,169.44
-------------------------------------------------------------------------------
    Small-Cap Growth
    Portfolio              162,069,522.81          3,928.10                0.00
-------------------------------------------------------------------------------
    Small-Cap Value
    Portfolio              197,097,849.80         61,109.54                0.00
-------------------------------------------------------------------------------
    Special Equity         1,012,018,053-
    Portfolio                         .72      3,773,926.01       23,477,520.65
-------------------------------------------------------------------------------
    Total Return Bond
    Portfolio              315,663,409.13        180,078.19       14,066,335.88
-------------------------------------------------------------------------------
    Value & Income         3,180,810,825-
    Portfolio                         .24     17,925,927.11      129,569,748.20
-------------------------------------------------------------------------------
    Value Portfolio        142,377,799.16         87,597.89           76,913.57
-------------------------------------------------------------------------------

                        DIVERSIFIED INVESTORS PORTFOLIOS
                      INVESTOR MEETING RESULTS (CONTINUED)
                                   (UNAUDITED)

-------------------------------------------------------------------------------
  PROPOSAL                FOR                AGAINST            ABSTAIN
-------------------------------------------------------------------------------
 To approve a change
 to the fundamental
 investment policy
 relating to
 underwriting
-------------------------------------------------------------------------------
    Aggressive Equity
    Portfolio              345,310,326.07      1,540,868.41        1,998,674.40
-------------------------------------------------------------------------------
    Balanced Portfolio     348,530,210.99      2,490,647.84        3,367,629.53
-------------------------------------------------------------------------------
    Core Bond              2,042,737,398-
    Portfolio                         .13      4,292,727.13       91,815,607.34
-------------------------------------------------------------------------------
    Equity Growth          2,192,268,527-
    Portfolio                         .75      5,678,612.82       82,140,641.82
-------------------------------------------------------------------------------
    Growth & Income
    Portfolio              964,362,415.12      5,804,122.96        4,050,272.29
-------------------------------------------------------------------------------
    High Quality Bond
    Portfolio              837,501,487.42      2,033,814.32        4,305,110.76
-------------------------------------------------------------------------------
    High Yield Bond
    Portfolio              535,620,030.55      1,867,825.98        3,152,112.97
-------------------------------------------------------------------------------
    Inflation-
    Protected
    Securities
    Portfolio              131,427,570.75      2,783,830.81          495,590.04
-------------------------------------------------------------------------------
    International          2,078,171,577-
    Equity Portfolio                  .91      8,976,500.09       60,587,886.56
-------------------------------------------------------------------------------
    Mid-Cap Growth
    Portfolio              290,128,048.43              0.00           60,845.97
-------------------------------------------------------------------------------
    Mid-Cap Value
    Portfolio              990,840,959.87        968,602.91       16,242,693.70
-------------------------------------------------------------------------------
    Money Market
    Portfolio              968,955,978.58      3,987,830.24       31,342,028.37
-------------------------------------------------------------------------------
    Small-Cap Growth
    Portfolio              162,064,612.67          3,928.10            4,910.13
-------------------------------------------------------------------------------
    Small-Cap Value
    Portfolio              197,092,294.38         61,109.54            5,555.41
-------------------------------------------------------------------------------
    Special Equity         1,012,257,497-
    Portfolio                         .38      3,440,971.06       23,572,183.87
-------------------------------------------------------------------------------
    Total Return Bond
    Portfolio              315,692,145.02        180,078.19       14,037,600.00
-------------------------------------------------------------------------------
    Value & Income         3,178,889,099-
    Portfolio                         .24     18,677,984.90      130,714,451.30
-------------------------------------------------------------------------------
    Value Portfolio        142,362,127.98        106,183.44           73,999.21
-------------------------------------------------------------------------------

                        DIVERSIFIED INVESTORS PORTFOLIOS
                      INVESTOR MEETING RESULTS (CONTINUED)
                                   (UNAUDITED)

-------------------------------------------------------------------------------
  PROPOSAL                FOR                AGAINST            ABSTAIN
-------------------------------------------------------------------------------
 To approve a change
 to the fundamental
 investment policy
 relating to real
 estate
-------------------------------------------------------------------------------
    Aggressive Equity
    Portfolio              345,216,499.21      1,753,305.63        1,880,064.02
-------------------------------------------------------------------------------
    Balanced Portfolio     348,403,423.31      2,604,535.63        3,381,814.16
-------------------------------------------------------------------------------
    Core Bond              2,043,139,277-
    Portfolio                         .68      5,556,702.09       90,036,752.83
-------------------------------------------------------------------------------
    Equity Growth          2,192,874,490-
    Portfolio                         .82      5,235,717.46       81,974,224.53
-------------------------------------------------------------------------------
    Growth & Income
    Portfolio              964,256,754.14      5,989,080.29        3,976,278.99
-------------------------------------------------------------------------------
    High Quality Bond
    Portfolio              837,381,022.14      2,332,567.15        4,126,539.36
-------------------------------------------------------------------------------
    High Yield Bond
    Portfolio              535,572,754.70      2,239,047.31        2,828,167.50
-------------------------------------------------------------------------------
    Inflation-
    Protected
    Securities
    Portfolio              131,489,172.67      2,807,086.49          411,275.33
-------------------------------------------------------------------------------
    International          2,079,592,001-
    Equity Portfolio                  .35      9,416,404.20       58,735,606.17
-------------------------------------------------------------------------------
    Mid-Cap Growth
    Portfolio              290,166,226.29         20,281.99            2,386.12
-------------------------------------------------------------------------------
    Mid-Cap Value
    Portfolio              990,469,649.12      3,074,235.49       14,508,371.87
-------------------------------------------------------------------------------
    Money Market
    Portfolio              968,957,042.28      4,761,430.60       30,570,872.33
-------------------------------------------------------------------------------
    Small-Cap Growth
    Portfolio              162,069,522.81          3,437.09                0.00
-------------------------------------------------------------------------------
    Small-Cap Value
    Portfolio              197,097,849.80         61,109.54            5,555.41
-------------------------------------------------------------------------------
    Special Equity         1,012,181,604-
    Portfolio                         .60      3,959,221.08       23,126,486.94
-------------------------------------------------------------------------------
    Total Return Bond
    Portfolio              315,647,785.50        224,437.71       14,037,600.00
-------------------------------------------------------------------------------
    Value & Income         3,178,966,807-
    Portfolio                         .30     20,882,650.63      128,449,663.90
-------------------------------------------------------------------------------
    Value Portfolio        142,371,365.70        106,183.44           64,761.48
-------------------------------------------------------------------------------

                        DIVERSIFIED INVESTORS PORTFOLIOS
                      INVESTOR MEETING RESULTS (CONTINUED)
                                   (UNAUDITED)

-------------------------------------------------------------------------------
  PROPOSAL                FOR                AGAINST            ABSTAIN
-------------------------------------------------------------------------------
 To approve a change
 to the fundamental
 investment policy
 relating to making
 loans
-------------------------------------------------------------------------------
    Aggressive Equity
    Portfolio              344,408,664.37      2,427,095.05        2,015,439.06
-------------------------------------------------------------------------------
    Balanced Portfolio     348,338,239.83      3,300,929.56        2,749,318.97
-------------------------------------------------------------------------------
    Core Bond              2,042,472,864-
    Portfolio                         .53      5,485,633.59       90,877,875.50
-------------------------------------------------------------------------------
    Equity Growth          2,190,467,033-
    Portfolio                         .24      7,558,666.92       82,068,493.84
-------------------------------------------------------------------------------
    Growth & Income
    Portfolio              963,650,160.57      6,359,389.67        4,209,976.58
-------------------------------------------------------------------------------
    High Quality Bond
    Portfolio              837,236,495.80      2,387,962.86        4,215,386.14
-------------------------------------------------------------------------------
    High Yield Bond
    Portfolio              535,314,517.61      2,679,320.37        2,646,131.52
-------------------------------------------------------------------------------
    Inflation-
    Protected
    Securities
    Portfolio              130,697,419.52      3,534,836.04          475,278.93
-------------------------------------------------------------------------------
    International          2,077,085,931-
    Equity Portfolio                  .73     10,136,376.94       60,520,545.19
-------------------------------------------------------------------------------
    Mid-Cap Growth
    Portfolio              290,169,805.47          9,544.47            9,544.47
-------------------------------------------------------------------------------
    Mid-Cap Value
    Portfolio              988,186,154.96      3,687,364.16       16,178,737.36
-------------------------------------------------------------------------------
    Money Market
    Portfolio              968,445,825.88      5,098,332.36       30,745,147.46
-------------------------------------------------------------------------------
    Small-Cap Growth
    Portfolio              162,069,522.81          3,437.09                0.00
-------------------------------------------------------------------------------
    Small-Cap Value
    Portfolio              197,002,614.15        156,345.19                0.00
-------------------------------------------------------------------------------
    Special Equity         1,010,683,188-
    Portfolio                         .32      5,011,892.66       23,574,419.40
-------------------------------------------------------------------------------
    Total Return Bond
    Portfolio              315,639,484.03        224,437.71           73,999.21
-------------------------------------------------------------------------------
    Value & Income         3,175,032,102-
    Portfolio                         .46     22,274,925.66      130,974,507.32
-------------------------------------------------------------------------------
    Value Portfolio        142,368,561.43         99,749.98           73,999.21
-------------------------------------------------------------------------------

                        DIVERSIFIED INVESTORS PORTFOLIOS
                      INVESTOR MEETING RESULTS (CONTINUED)
                                   (UNAUDITED)

-------------------------------------------------------------------------------
  PROPOSAL                FOR                AGAINST            ABSTAIN
-------------------------------------------------------------------------------
 To approve a change
 to the fundamental
 investment policy
 relating to
 concentration
-------------------------------------------------------------------------------
    Aggressive Equity
    Portfolio              342,496,462.59      4,151,882.22        2,202,853.67
-------------------------------------------------------------------------------
    Balanced Portfolio     348,309,678.43      2,804,070.59        3,274,739.34
-------------------------------------------------------------------------------
    Core Bond              2,043,004,552-
    Portfolio                         .13      4,285,785.83       91,555,394.64
-------------------------------------------------------------------------------
    Equity Growth          2,191,771,543-
    Portfolio                         .98      6,144,289.20       82,163,480.85
-------------------------------------------------------------------------------
    Growth & Income
    Portfolio              964,360,908.79      5,702,560.09        4,153,341.49
-------------------------------------------------------------------------------
    High Quality Bond
    Portfolio              837,529,634.30      2,030,930.59        4,764,168.10
-------------------------------------------------------------------------------
    High Yield Bond
    Portfolio              532,758,873.39      4,890,469.88        2,990,626.23
-------------------------------------------------------------------------------
    Inflation-
    Protected
    Securities
    Portfolio              131,434,115.84      2,871,237.62          401,638.15
-------------------------------------------------------------------------------
    International          2,073,031,109-
    Equity Portfolio                  .40     14,328,163.96       60,384,738.37
-------------------------------------------------------------------------------
    Mid-Cap Growth
    Portfolio              290,118,503.96          9,544.47           60,845.97
-------------------------------------------------------------------------------
    Mid-Cap Value
    Portfolio              987,788,704.48      3,987,736.04       16,275,815.96
-------------------------------------------------------------------------------
    Money Market
    Portfolio              967,128,807.37      6,488,699.34       30,671,379.33
-------------------------------------------------------------------------------
    Small-Cap Growth
    Portfolio              162,065,103.69          3,437.09            4,910.13
-------------------------------------------------------------------------------
    Small-Cap Value
    Portfolio              196,997,852.37        155,551.56            5,555.41
-------------------------------------------------------------------------------
    Special Equity         1,013,297,157-
    Portfolio                         .50      5,863,526.37       23,444,013.96
-------------------------------------------------------------------------------
    Total Return Bond
    Portfolio              314,551,619.96      1,320,603.25       14,037,600.00
-------------------------------------------------------------------------------
    Value & Income         3,172,812,440-
    Portfolio                         .13     23,395,017.00      130,974,452.54
-------------------------------------------------------------------------------
    Value Portfolio        142,383,517.79         94,031.35           64,761.48
-------------------------------------------------------------------------------

                        DIVERSIFIED INVESTORS PORTFOLIOS
                      INVESTOR MEETING RESULTS (CONTINUED)
                                   (UNAUDITED)

-------------------------------------------------------------------------------
  PROPOSAL                FOR                AGAINST            ABSTAIN
-------------------------------------------------------------------------------
 To approve a change
 to the fundamental
 investment policy
 relating to
 commodities
-------------------------------------------------------------------------------
    Aggressive Equity
    Portfolio              345,311,609.69      1,591,979.66        1,947,609.13
-------------------------------------------------------------------------------
    Balanced Portfolio     348,351,696.75      2,622,521.49        3,414,270.11
-------------------------------------------------------------------------------
    Core Bond              2,042,738,895-
    Portfolio                         .82      5,609,300.55       90,497,536.23
-------------------------------------------------------------------------------
    Equity Growth          2,192,290,498-
    Portfolio                         .04      6,396,870.94       81,398,611.30
-------------------------------------------------------------------------------
    Growth & Income
    Portfolio              963,870,192.75      5,455,030.94        4,891,586.68
-------------------------------------------------------------------------------
    High Quality Bond
    Portfolio              837,616,146.16      2,033,814.32        4,187,284.44
-------------------------------------------------------------------------------
    High Yield Bond
    Portfolio              535,650,109.33      2,224,312.37        2,765,547.80
-------------------------------------------------------------------------------
    Inflation-
    Protected
    Securities
    Portfolio              131,720,925.44      2,571,270.54          414,345.62
-------------------------------------------------------------------------------
    International          2,082,150,461-
    Equity Portfolio                  .87      6,773,103.37       58,820,244.68
-------------------------------------------------------------------------------
    Mid-Cap Growth
    Portfolio              290,154,295.71              0.00           33,405.63
-------------------------------------------------------------------------------
    Mid-Cap Value
    Portfolio              990,292,082.55      3,060,434.55       14,699,739.37
-------------------------------------------------------------------------------
    Money Market
    Portfolio              970,550,575.05      3,048,492.68       30,690,237.96
-------------------------------------------------------------------------------
    Small-Cap Growth
    Portfolio              162,064,612.67          3,928.10            4,910.13
-------------------------------------------------------------------------------
    Small-Cap Value
    Portfolio              197,092,294.38         61,109.54            5,555.41
-------------------------------------------------------------------------------
    Special Equity         1,011,976,295-
    Portfolio                         .43      4,041,946.13       23,246,767.21
-------------------------------------------------------------------------------
    Total Return Bond
    Portfolio              315,648,901.48        194,585.85       14,066,335.88
-------------------------------------------------------------------------------
    Value & Income         3,178,434,069-
    Portfolio                         .56     20,053,973.98      129,800,847.26
-------------------------------------------------------------------------------
    Value Portfolio        142,389,951.25         87,597.89           64,761.48
-------------------------------------------------------------------------------

                            VALUE & INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2006



   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS -- 97.8%
               ADVERTISING -- 0.7%
   2,014,400   The Interpublic Group of
                 Companies, Inc.*(8)...    $   24,656,256
                                           --------------
               AEROSPACE AND DEFENSE -- 1.3%
     300,000   Northrop Grumman Corp. ..       20,310,000
     274,000   The Boeing Company.......       24,342,160
                                           --------------
                                               44,652,160
                                           --------------
               APPAREL: MANUFACTURING AND RETAIL -- 0.3%
     320,000   Limited Brands, Inc. ....        9,260,800
                                           --------------
               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 0.9%
     104,000   BorgWarner, Inc. ........        6,138,080
     146,600   DaimlerChrysler AG
                 (Germany)(8)..........         9,002,706
     360,800   General Motors Corp.(8)..       11,083,776
      45,000   Toyota Motor Corp. (ADR)
                 (Japan)...............         6,043,950
                                           --------------
                                               32,268,512
                                           --------------
               BANKS -- 3.8%
   1,126,082   Bank of America Corp. ...       60,121,518
     587,200   National City Corp.(8)...       21,468,032
     215,800   SunTrust Banks, Inc. ....       18,224,310
     420,000   Wachovia Corp. ..........       23,919,000
     265,600   Wells Fargo & Company....        9,444,736
                                           --------------
                                              133,177,596
                                           --------------
               BROADCAST SERVICES/MEDIA -- 5.6%
     813,500   CBS Corp. -- Class B.....       25,364,930
   1,031,900   Clear Channel
                 Communications,
                 Inc. .................        36,673,726
     700,365   Comcast Corp. -- Class
                 A*....................        29,646,450
     645,000   Comcast Corp. -- Special
                 Class A*..............        27,012,600
     165,000   The Walt Disney Company..        5,654,550
   3,470,200   Time Warner, Inc. .......       75,580,956
                                           --------------
                                              199,933,212
                                           --------------
               BUSINESS SERVICES AND SUPPLIES -- 0.1%
     125,000   Accenture, Ltd. -- Class
                 A (Bermuda)...........         4,616,250
                                           --------------
               CHEMICALS -- 0.5%
     200,000   EI du Pont de Nemours and
                 Company...............         9,742,000
     200,000   The Dow Chemical
                 Company...............         7,988,000
                                           --------------
                                               17,730,000
                                           --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 6.2%
   1,744,800   Electronic Data Systems
                 Corp. ................        48,069,240
     959,900   Hewlett-Packard Company..       39,538,281
     686,200   International Business
                 Machines Corp. .......        66,664,330
     680,000   Microsoft Corp. .........       20,304,800
   8,067,700   Sun Microsystems, Inc.*..       43,726,934
                                           --------------
                                              218,303,585
                                           --------------
               CONSUMER GOODS AND SERVICES -- 4.9%
     525,000   Altria Group, Inc. ......       45,055,500
   1,079,200   Avon Products, Inc. .....       35,656,768
     524,900   Kimberly-Clark Corp. ....       35,666,955
     428,000   Procter & Gamble
                 Company...............        27,507,560
     115,000   The Black & Decker
                 Corp. ................         9,196,550
     320,000   The Clorox Company.......       20,528,000
                                           --------------
                                              173,611,333
                                           --------------
               CONTAINERS AND PACKAGING -- 0.2%
     440,000   Owens-Illinois, Inc.*....        8,118,000
                                           --------------
               DIVERSIFIED OPERATIONS AND
                 SERVICES -- 2.1%
   1,880,800   General Electric
                 Company...............        69,984,568
      44,600   Textron, Inc. ...........        4,182,142
                                           --------------
                                               74,166,710
                                           --------------
               ELECTRONICS -- 2.6%
     125,116   Arrow Electronics,
                 Inc.*.................         3,947,410
   1,121,400   Flextronics
                 International, Ltd.
                 (Singapore)*..........        12,873,672
   1,939,177   Sanmina-SCI Corp.*.......        6,690,161
   9,744,905   Solectron Corp.*.........       31,378,594
     866,900   Sony Corp. (ADR)
                 (Japan)...............        37,129,327
                                           --------------
                                               92,019,164
                                           --------------
               ENVIRONMENTAL WASTE MANAGEMENT AND
                 RECYCLING SERVICES -- 0.5%
     504,200   Waste Management, Inc. ..       18,539,434
                                           --------------
               FINANCIAL SERVICES -- 13.8%
     410,600   American Express
                 Company...............        24,911,102
     345,800   Capital One Financial
                 Corp. ................        26,564,356
   1,632,500   Citigroup, Inc. .........       90,930,250
      96,600   Countrywide Financial
                 Corp. ................         4,100,670
   1,286,300   Fannie Mae...............       76,393,357
     399,900   Freddie Mac..............       27,153,210
   2,521,640   JPMorgan Chase &
                 Company...............       121,795,212
   1,085,800   Merrill Lynch & Company,
                 Inc. .................       101,087,980
      84,000   The Goldman Sachs Group,
                 Inc. .................        16,745,400
                                           --------------
                                              489,681,537
                                           --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE -- 2.9%
     265,000   Kellogg Company..........   $   13,265,900
   1,239,500   Kraft Foods,
                 Inc. -- Class A(8)....        44,250,150
       3,000   Molson Coors Brewing
                 Company -- Class B....           229,320
     255,000   PepsiCo, Inc. ...........       15,950,250
   1,093,305   Sara Lee Corp. ..........       18,618,984
     190,000   The Coca-Cola Company....        9,167,500
                                           --------------
                                              101,482,104
                                           --------------
               INSURANCE -- 9.2%
     623,600   Aetna, Inc. .............       26,927,048
   1,185,100   American International
                 Group, Inc. ..........        84,924,266
     550,000   Genworth Financial,
                 Inc. -- Class A.......        18,815,500
     109,400   MBIA, Inc. ..............        7,992,764
     450,200   MetLife, Inc.(8).........       26,566,302
      61,566   PartnerRE, Ltd.
                 (Bermuda)(8)..........         4,373,033
     170,000   RenaissanceRe Holdings,
                 Ltd. (Bermuda)........        10,200,000
     986,900   The Chubb Corp. .........       52,216,879
     145,000   The Hartford Financial
                 Services Group,
                 Inc. .................        13,529,950
   1,168,338   The St. Paul Travelers
                 Companies, Inc. ......        62,728,067
     238,000   XL Capital, Ltd. -- Class
                 A (Cayman Islands)....        17,140,760
                                           --------------
                                              325,414,569
                                           --------------
               INTERNET SERVICES -- 0.4%
     500,000   Cisco Systems, Inc.*.....       13,665,000
                                           --------------
               MANUFACTURING -- 2.4%
      48,000   Cooper Industries,
                 Ltd. -- Class A
                 (Bermuda).............         4,340,640
     140,000   Eaton Corp. .............       10,519,600
     758,600   Honeywell International,
                 Inc. .................        34,319,064
     592,950   Smurfit-Stone Container
                 Corp.*................         6,261,552
     147,700   SPX Corp. ...............        9,033,332
     725,500   Tyco International, Ltd.
                 (Bermuda).............        22,055,200
                                           --------------
                                               86,529,388
                                           --------------
               MEDICAL EQUIPMENT, SUPPLIES,
                 AND SERVICES -- 2.0%
   1,184,100   Boston Scientific
                 Corp.*................        20,342,838
     371,000   Medco Health Solutions,
                 Inc.*.................        19,826,240
   4,310,000   Tenet Healthcare
                 Corp.*(8).............        30,040,700
                                           --------------
                                               70,209,778
                                           --------------
               METALS AND MINING -- 1.0%
     390,000   Mittal Steel Company
                 NV -- Class A
                 (the Netherlands)(8)..        16,450,200
     280,200   United States Steel
                 Corp. ................        20,493,828
                                           --------------
                                               36,944,028
                                           --------------
               OIL, COAL AND GAS -- 9.2%
     275,000   BP PLC (ADR)
                 (United Kingdom)......        18,452,500
   1,259,500   ChevronTexaco Corp. .....       92,611,035
   1,242,602   ConocoPhillips...........       89,405,214
   1,354,800   Exxon Mobil Corp. .......      103,818,324
      78,000   Occidental Petroleum
                 Corp. ................         3,808,740
     234,600   Total SA (ADR) (France)..       16,872,432
                                           --------------
                                              324,968,245
                                           --------------
               PAPER AND FOREST PRODUCTS -- 1.0%
   1,180,700   MeadWestvaco Corp. ......       35,491,842
                                           --------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 5.8%
     385,800   AmerisourceBergen
                 Corp. ................        17,345,568
     503,800   Merck & Company, Inc. ...       21,965,680
   2,509,100   Millennium
                 Pharmaceuticals,
                 Inc.*(8)..............        27,349,190
   3,140,300   Pfizer, Inc. ............       81,333,770
     891,800   Watson Pharmaceuticals,
                 Inc.*.................        23,213,554
     646,600   Wyeth....................       32,924,872
                                           --------------
                                              204,132,634
                                           --------------
               PRINTING AND PUBLISHING -- 0.3%
      34,382   Idearc, Inc.*(8).........          985,044
     500,000   The Reader's Digest
                 Association, Inc. ....         8,350,000
                                           --------------
                                                9,335,044
                                           --------------
               RETAIL -- 1.6%
     454,662   Federated Department
                 Stores, Inc. .........        17,336,262
     922,600   Office Depot, Inc.*......       35,215,642
      92,000   Target Corp. ............        5,248,600
                                           --------------
                                               57,800,504
                                           --------------
               RETAIL: RESTAURANTS -- 0.9%
     705,000   McDonald's Corp. ........       31,252,650
                                           --------------
               RETAIL: SUPERMARKETS -- 1.3%
     819,925   Safeway, Inc. ...........       28,336,608
     779,350   The Kroger Company.......       17,979,605
                                           --------------
                                               46,316,213
                                           --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               SEMICONDUCTORS -- 1.7%
   2,131,600   Intel Corp. .............   $   43,164,900
     659,900   Intersil Corp. -- Class
                 A.....................        15,784,808
                                           --------------
                                               58,949,708
                                           --------------
               TELECOMMUNICATIONS EQUIPMENT
                 AND SERVICES -- 7.8%
   2,514,046   Alcatel-Lucent (ADR)
                 (France)..............        35,749,734
   2,424,900   AT&T, Inc.(8)............       86,690,176
     109,400   BellSouth Corp. .........        5,153,834
     214,500   Crown Castle
                 International Corp.*..         6,928,350
   1,529,200   Nokia Oyj (ADR)..........       31,073,344
   6,631,800   Qwest Communications
                 International,
                 Inc.*(8)..............        55,508,166
   1,178,800   Sprint Nextel Corp. .....       22,267,532
     887,652   Verizon Communications,
                 Inc. .................        33,056,160
                                           --------------
                                              276,427,296
                                           --------------
               TOYS -- 0.9%
   1,417,100   Mattel, Inc. ............       32,111,486
                                           --------------
               TRANSPORTATION -- 2.8%
     386,200   Con-way, Inc. ...........       17,008,248
   2,105,200   CSX Corp. ...............       72,482,036
     191,380   Norfolk Southern Corp. ..        9,624,500
                                           --------------
                                               99,114,784
                                           --------------
               UTILITIES -- 3.1%
     310,000   Allegheny Energy, Inc.*..       14,232,100
   1,060,180   American Electric Power
                 Company, Inc. ........        45,142,464
     224,800   Constellation Energy
                 Group.................        15,481,976
     225,000   Entergy Corp. ...........       20,772,000
     305,800   Wisconsin Energy Corp. ..       14,513,268
                                           --------------
                                              110,141,808
                                           --------------
               TOTAL COMMON STOCKS
                 (Cost
                 $2,796,613,423).......     3,461,021,630
                                           --------------

  PRINCIPAL                                     Value
  ---------                                --------------
               SECURITIES LENDING COLLATERAL -- 5.3%
$186,521,888   Securities Lending
                 Collateral Investment
                 (Note 4) (Cost
                 $186,521,888).........    $  186,521,888
                                           --------------
               TOTAL SECURITIES
                 (Cost
                 $2,983,135,311).......     3,647,543,518
                                           --------------
               REPURCHASE AGREEMENTS -- 2.1%
  74,170,734   With Investors Bank &
                 Trust, dated 12/29/06,
                 4.76%,
                 due 01/02/07,
                 repurchase proceeds at
                 maturity $74,209,962
                 (Collateralized by
                 Fannie Mae Adjustable
                 Rate Mortgage, 4.28%,
                 due 03/01/34, with a
                 value of $9,353,891,
                 Freddie Mac Adjustable
                 Rate Mortgage, 5.65%,
                 due 08/15/36, with a
                 value of $66,197,101
                 and
                 Small Business
                 Administration,
                 8.88%, due 07/25/16,
                 with a value of
                 $2,328,279) (Cost
                 $74,170,734)..........        74,170,734
                                           --------------
               Total
                 Investments -- 105.2%
                 (Cost
                 $3,057,306,045).......     3,721,714,252
               Liabilities less other
                 assets -- (5.2)%......      (182,770,526)
                                           --------------
               NET ASSETS -- 100.0%.....   $3,538,943,726
                                           ==============




The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $3,065,846,281.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $720,698,403
Gross unrealized depreciation..    (64,830,432)
                                  ------------
Net unrealized appreciation....   $655,867,971
                                  ============



--------

See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                                 VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2006



SHARES                                         VALUE
------                                     ------------
              COMMON STOCKS -- 95.5%
              ADVERTISING -- 3.8%
     28,200   RH Donnelley Corp. .......   $  1,768,986
    167,800   The Interpublic Group of
                Companies, Inc.*(8)....       2,053,872
                                           ------------
                                              3,822,858
                                           ------------
              AEROSPACE AND DEFENSE -- 4.0%
     11,000   Lockheed Martin Corp. ....      1,012,770
     44,700   Northrop Grumman Corp. ...      3,026,190
                                           ------------
                                              4,038,960
                                           ------------
              AGRICULTURE -- 0.6%
     30,400   The Mosaic Company*.......        649,344
                                           ------------
              AUTOMOBILE: RENTAL -- 0.2%
     11,510   Avis Budget Group, Inc. ..        249,652
                                           ------------
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 1.0%
     12,700   Magna International,
                Inc. -- Class A
                (Canada)(8)............       1,022,985
                                           ------------
              BANKS -- 3.7%
     33,155   Bank of America Corp. ....      1,770,145
     17,100   Comerica, Inc. ...........      1,003,428
     13,200   KeyCorp...................        501,996
      8,300   UnionBanCal Corp. ........        508,375
                                           ------------
                                              3,783,944
                                           ------------
              BUSINESS SERVICES AND SUPPLIES -- 0.4%
     15,300   First Data Corp. .........        390,456
                                           ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 14.5%
     31,000   BMC Software, Inc.*.......        998,200
    221,866   CA, Inc. .................      5,025,265
    182,000   Electronic Data Systems
                Corp. .................       5,014,100
    118,800   Microsoft Corp. ..........      3,547,368
                                           ------------
                                             14,584,933
                                           ------------
              CONSTRUCTION SERVICES AND
                SUPPLIES -- 6.0%
     72,900   Centex Corp.(8)...........      4,102,083
     61,100   Pulte Homes, Inc. ........      2,023,632
                                           ------------
                                              6,125,715
                                           ------------
              CONSUMER GOODS AND SERVICES -- 3.0%
     11,900   Altria Group, Inc. .......      1,021,258
     72,960   Unilever PLC (ADR) (United
                Kingdom)...............       2,029,747
                                           ------------
                                              3,051,005
                                           ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND
                RECYCLING SERVICES -- 1.5%
     41,500   Waste Management, Inc. ...      1,525,955
                                           ------------
              FINANCIAL SERVICES -- 8.3%
     46,800   Freddie Mac...............      3,177,720
     72,800   JPMorgan Chase & Company..      3,516,240
      5,900   Prudential Financial,
                Inc. ..................         506,574
     27,500   Washington Mutual, Inc. ..      1,250,975
                                           ------------
                                              8,451,509
                                           ------------
              INSURANCE -- 13.5%
      9,300   Assurant, Inc. ...........        513,825
     50,600   Conseco, Inc.*............      1,010,988
     88,300   Genworth Financial,
                Inc. -- Class A........       3,020,743
     42,800   MetLife, Inc. ............      2,525,628
      5,400   The Hartford Financial
                Services Group, Inc. ..         503,874
     65,700   The St. Paul Travelers
                Companies, Inc. .......       3,527,433
     77,100   UnumProvident Corp. ......      1,602,138
     14,100   XL Capital, Ltd. -- Class
                A (Cayman Islands).....       1,015,482
                                           ------------
                                             13,720,111
                                           ------------
              LEISURE AND RECREATION -- 2.3%
     15,700   Harrah's Entertainment,
                Inc. ..................       1,298,704
     30,820   Wyndham Worldwide Corp.*..        986,856
                                           ------------
                                              2,285,560
                                           ------------
              MANUFACTURING -- 6.2%
     39,100   Flowserve Corp.*..........      1,973,377
    140,000   Tyco International, Ltd.
                (Bermuda)..............       4,256,000
                                           ------------
                                              6,229,377
                                           ------------
              MEDICAL EQUIPMENT, SUPPLIES,
                AND SERVICES -- 1.1%
    156,400   Tenet Healthcare
                Corp.*(8)..............       1,090,108
                                           ------------
              METALS AND MINING -- 3.3%
    110,300   Alcoa, Inc. ..............      3,310,103
                                           ------------
              OIL, COAL AND GAS -- 1.5%
     24,600   Petro-Canada (Canada).....      1,009,584
      8,100   Sunoco, Inc. .............        505,116
                                           ------------
                                              1,514,700
                                           ------------
              PAPER AND FOREST PRODUCTS -- 1.2%
     17,900   Weyerhaeuser Company......      1,264,635
                                           ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 2.0%
     85,200   Schering-Plough Corp. ....      2,014,128
                                           ------------

                       See notes to financial statements.

                                 VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

SHARES                                         VALUE
------                                     ------------
              COMMON STOCKS (CONTINUED)
              REAL ESTATE DEVELOPMENT AND
                SERVICES -- 3.0%
     49,925   Realogy Corp.*............   $  1,513,726
     29,100   The St. Joe Company(8)....      1,558,887
                                           ------------
                                              3,072,613
                                           ------------
              RETAIL -- 4.6%
     77,200   The Home Depot, Inc.(8)...      3,100,352
     33,100   Wal-Mart Stores, Inc. ....      1,528,558
                                           ------------
                                              4,628,910
                                           ------------
              RETAIL: RESTAURANTS -- 1.5%
     11,500   McDonald's Corp. .........        509,795
     17,200   YUM! Brands, Inc. ........      1,011,360
                                           ------------
                                              1,521,155
                                           ------------
              RETAIL: SUPERMARKETS -- 1.5%
     43,300   Safeway, Inc.(8)..........      1,496,448
                                           ------------
              UTILITIES -- 6.8%
     69,800   Exelon Corp. .............      4,319,922
     46,500   FPL Group, Inc.(8)........      2,530,530
                                           ------------
                                              6,850,452
                                           ------------
              TOTAL COMMON STOCKS
                (Cost $90,349,290).....      96,695,616
                                           ------------

PRINCIPAL
---------
              SECURITIES LENDING COLLATERAL -- 15.2%
$15,388,046   Securities Lending
                Collateral Investment
                (Note 4)
                (Cost $15,388,046).....      15,388,046
                                           ------------

              TOTAL SECURITIES
                (Cost $105,737,336)....     112,083,662
                                           ------------
              REPURCHASE AGREEMENTS -- 9.0%
  9,130,521   With Investors Bank and
                Trust, dated 12/29/06,
                4.76%, due 01/02/07,
                repurchase proceeds at
                maturity $9,135,350
                (Collateralized by
                Small Business
                Administration, 8.07%,
                due 07/25/29, with a
                value of $9,587,047)
                (Cost $9,130,521)......       9,130,521
                                           ------------
              Total
                Investments -- 119.7%
                (Cost $114,867,857)....     121,214,183
              Liabilities less other
                assets -- (19.7)%......     (19,931,277)
                                           ------------
              NET ASSETS -- 100.0%......   $101,282,906
                                           ============



The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $115,182,318.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation...   $6,708,491
Gross unrealized depreciation...     (676,626)
                                   ----------
Net unrealized appreciation.....   $6,031,865
                                   ==========



--------

See summary of footnotes and abbreviations to portfolios.




                       See notes to financial statements.

                            GROWTH & INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2006



SHARES                                          VALUE
------                                     --------------
              COMMON STOCKS -- 98.1%
              AEROSPACE AND DEFENSE -- 3.0%
     61,800   Goodrich Corp. ...........   $    2,814,990
     75,500   Lockheed Martin Corp. ....        6,951,285
    125,200   Northrop Grumman Corp. ...        8,476,040
    125,400   Raytheon Company..........        6,621,120
     90,200   The Boeing Company........        8,013,368
     33,000   United Technologies
                Corp. ..................        2,063,160
                                           --------------
                                               34,939,963
                                           --------------
              AGRICULTURE -- 0.3%
     65,800   Monsanto Company..........        3,456,474
                                           --------------
              AIRLINES -- 0.3%
     69,700   US Airways Group,
                Inc.*(8)................        3,753,345
                                           --------------
              APPAREL: MANUFACTURING AND RETAIL -- 1.1%
     57,000   American Eagle Outfitters,
                Inc. ...................        1,778,970
     31,400   Jones Apparel Group,
                Inc. ...................        1,049,702
    176,600   The Gap, Inc. ............        3,443,700
    265,500   Urban Outfitters,
                Inc.*(8)................        6,114,465
                                           --------------
                                               12,386,837
                                           --------------
              AUTOMOBILE: RETAIL -- 0.2%
    108,000   AutoNation, Inc.*.........        2,302,560
                                           --------------
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 0.4%
     79,000   Autoliv, Inc. (Sweden)....        4,763,700
                                           --------------
              BANKS -- 6.2%
    174,000   Bank of America Corp. ....        9,289,860
     65,200   Comerica, Inc. ...........        3,825,936
     92,200   Commerce Bancorp, Inc. --
                New Jersey(8)...........        3,251,894
     12,400   Credicorp, Ltd.
                (Bermuda)...............          507,656
     70,700   IndyMac Bancorp, Inc.(8)..        3,192,812
    115,000   KeyCorp...................        4,373,450
    145,700   National City Corp.(8)....        5,326,792
     37,400   Regions Financial Corp. ..        1,398,760
     44,300   SunTrust Banks, Inc. .....        3,741,135
     15,200   UnionBanCal Corp. ........          931,000
    285,600   US Bancorp................       10,335,864
    185,385   Wachovia Corp. ...........       10,557,676
    421,000   Wells Fargo & Company.....       14,970,760
                                           --------------
                                               71,703,595
                                           --------------
              BROADCAST SERVICES/MEDIA -- 4.3%
    100,282   CBS Corp. -- Class B......        3,126,793
     56,100   Clear Channel
                Communications, Inc. ...        1,993,794
     58,600   Comcast Corp. -- Class
                A*(8)...................        2,480,538
     17,205   Liberty Media
                Corp. -- Capital -- S-
                eries A*................        1,685,746
     21,100   News Corp. -- Class B.....          469,686
     33,100   Rogers Communications,
                Inc. -- Class B
                (Canada)(8).............        1,972,760
    120,100   Shaw Communications,
                Inc. -- Class B
                (Canada)(8).............        3,808,371
    179,100   The DIRECTV Group, Inc.*..        4,466,754
     39,800   The McGraw-Hill
                Companies, Inc. ........        2,707,196
    133,100   The Walt Disney Company...        4,561,337
    846,700   Time Warner, Inc. ........       18,441,126
     94,100   Viacom, Inc. -- Class B*..        3,860,923
                                           --------------
                                               49,575,024
                                           --------------
              BUSINESS SERVICES AND SUPPLIES -- 1.1%
     22,100   Dun & Bradstreet Corp.*...        1,829,659
    201,500   First Data Corp. .........        5,142,280
     23,700   Moody's Corp. ............        1,636,722
     95,200   Paychex, Inc. ............        3,764,208
                                           --------------
                                               12,372,869
                                           --------------
              CHEMICALS -- 0.6%
     26,800   Ashland, Inc. ............        1,854,024
     46,400   EI du Pont de Nemours and
                Company.................        2,260,144
    102,400   Methanex Corp. (Canada)...        2,802,688
                                           --------------
                                                6,916,856
                                           --------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 8.0%
     42,100   Apple Computer, Inc.*.....        3,571,764
    107,700   Cadence Design Systems,
                Inc.*...................        1,928,907
     49,200   Computer Sciences Corp.*..        2,625,804
    243,900   Electronic Arts, Inc.*....       12,282,804
     20,500   Electronic Data Systems
                Corp. ..................          564,775
    338,200   Hewlett-Packard Company...       13,930,458
     91,700   Ingram Micro,
                Inc. -- Class A*........        1,871,597
     22,400   International Business
                Machines Corp. .........        2,176,160
     66,600   Intuit, Inc.*.............        2,031,966
     64,600   Lexmark International,
                Inc. -- Class A*........        4,728,720

                       See notes to financial statements.

                            GROWTH & INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

SHARES                                          VALUE
------                                     --------------
              COMMON STOCKS (CONTINUED)
              COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                (CONTINUED)

     24,900   Mentor Graphics Corp.*....   $      448,947
  1,192,500   Microsoft Corp. ..........       35,608,050
     87,900   Oracle Corp.*.............        1,506,606
    188,300   SanDisk Corp.*............        8,102,549
    340,200   Sun Microsystems, Inc.*...        1,843,884
                                           --------------
                                               93,222,991
                                           --------------
              CONSUMER GOODS AND SERVICES -- 4.6%
    152,700   Altria Group, Inc. .......       13,104,714
     21,700   American Greetings
                Corp. -- Class A........          517,979
     51,200   Colgate-Palmolive
                Company.................        3,340,288
     24,900   FedEx Corp. ..............        2,704,638
      6,300   Loews Corp.-Carolina
                Group...................          407,736
     82,300   NBTY, Inc.*...............        3,421,211
    179,405   Procter & Gamble Company..       11,530,359
    104,200   Reynolds American, Inc. ..        6,821,974
     29,900   The Clorox Company........        1,918,085
     73,000   The Estee Lauder
                Companies, Inc. -- Class
                A(8)....................        2,979,860
     58,800   United Parcel Service,
                Inc. -- Class B.........        4,408,824
     30,800   UST, Inc. ................        1,792,560
                                           --------------
                                               52,948,228
                                           --------------
              CONTAINERS AND PACKAGING -- 0.4%
      7,700   Greif, Inc. -- Class A....          911,680
     89,600   Pactiv Corp.*.............        3,197,824
                                           --------------
                                                4,109,504
                                           --------------
              DISTRIBUTION -- 0.0%
      7,500   CDW Corp. ................          527,400
                                           --------------
              DIVERSIFIED OPERATIONS AND SERVICES -- 2.2%
    599,200   General Electric Company..       22,296,232
     34,400   Textron, Inc. ............        3,225,688
                                           --------------
                                               25,521,920
                                           --------------
              EDUCATION -- 0.1%
     12,700   ITT Educational Services,
                Inc.*...................          842,899
                                           --------------
              ELECTRONICS -- 0.6%
     87,900   Avnet, Inc.*..............        2,244,087
     77,800   Emerson Electric Company..        3,428,646
     39,500   Synopsys, Inc.*...........        1,055,835
                                           --------------
                                                6,728,568
                                           --------------
              ENVIRONMENTAL WASTE MANAGEMENT AND
                RECYCLING SERVICES -- 0.0%
      9,400   Republic Services, Inc. ..          382,298
                                           --------------
              FINANCIAL SERVICES -- 10.5%
    156,900   American Express Company..        9,519,123
     77,300   AmeriCredit Corp.*(8).....        1,945,641
     50,100   Ameriprise Financial,
                Inc. ...................        2,730,450
    478,300   Citigroup, Inc. ..........       26,641,309
    190,000   Countrywide Financial
                Corp. ..................        8,065,500
     20,400   Janus Capital Group,
                Inc. ...................          440,436
    440,300   JPMorgan Chase & Company..       21,266,490
     95,400   Lehman Brothers Holdings,
                Inc. ...................        7,452,648
    154,600   Merrill Lynch & Company,
                Inc. ...................       14,393,260
    177,000   Morgan Stanley............       14,413,110
     10,831   T Rowe Price Group,
                Inc. ...................          474,073
     68,100   The First Marblehead
                Corp.(8)................        3,721,665
     26,400   The Goldman Sachs Group,
                Inc. ...................        5,262,840
     79,000   Washington Mutual, Inc. ..        3,593,710
    156,000   Western Union Company.....        3,497,520
                                           --------------
                                              123,417,775
                                           --------------
              FOOD AND BEVERAGE -- 2.7%
     86,200   Archer-Daniels-Midland
                Company.................        2,754,952
    158,900   ConAgra Foods, Inc. ......        4,290,300
     54,800   General Mills, Inc. ......        3,156,480
     47,000   HJ Heinz Company..........        2,115,470
     65,700   Kraft Foods, Inc. -- Class
                A(8)....................        2,345,490
    163,800   PepsiCo, Inc. ............       10,245,690
    125,100   The Coca-Cola Company.....        6,036,075
     54,400   Tyson Foods, Inc. -- Class
                A(8)....................          894,880
                                           --------------
                                               31,839,337
                                           --------------
              INSURANCE -- 4.7%
     56,000   Aetna, Inc. ..............        2,418,080
     28,700   Ambac Financial Group,
                Inc. ...................        2,556,309
     47,700   American International
                Group, Inc. ............        3,418,182
     39,800   Assurant, Inc. ...........        2,198,950
     14,300   Axis Capital Holdings,
                Ltd. (Bermuda)..........          477,191
     21,600   CIGNA Corp. ..............        2,841,912
     78,000   Genworth Financial,
                Inc. -- Class A.........        2,668,380
     50,400   Hanover Insurance Group,
                Inc. ...................        2,459,520

                       See notes to financial statements.

                            GROWTH & INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

SHARES                                          VALUE
------                                     --------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)

    165,100   Loews Corp. ..............   $    6,846,697
     38,052   MBIA, Inc. ...............        2,780,079
     35,400   MGIC Investment Corp. ....        2,213,916
     13,400   Nationwide Financial
                Services, Inc. -- Class
                A.......................          726,280
     66,800   Odyssey Re Holdings
                Corp. ..................        2,491,640
     26,100   Principal Financial Group,
                Inc. ...................        1,532,070
    122,114   Radian Group, Inc. .......        6,583,166
     40,100   The Allstate Corp. .......        2,610,911
     17,700   The Chubb Corp. ..........          936,507
    130,800   The PMI Group, Inc.(8)....        6,169,836
     15,400   The St. Paul Travelers
                Companies, Inc. ........          826,826
      5,900   Unitrin, Inc. ............          295,649
     54,000   WR Berkley Corp. .........        1,863,540
                                           --------------
                                               54,915,641
                                           --------------
              INTERNET SERVICES -- 2.9%
    530,200   Cisco Systems, Inc.*......       14,490,366
     94,800   eBay, Inc.*...............        2,850,636
     32,038   Google, Inc. -- Class A*..       14,752,858
     25,700   IAC/InterActive
                Corp.*(8)...............          955,012
                                           --------------
                                               33,048,872
                                           --------------
              LEISURE AND RECREATION -- 0.9%
     50,500   Carnival Corp.
                (Panama)(8).............        2,477,025
     14,400   Choice Hotels
                International, Inc. ....          606,240
    112,700   Starwood Hotels & Resorts
                Worldwide, Inc. ........        7,043,750
                                           --------------
                                               10,127,015
                                           --------------
              MACHINERY -- 0.4%
     33,400   Caterpillar, Inc. ........        2,048,422
     31,400   Deere & Company...........        2,985,198
                                           --------------
                                                5,033,620
                                           --------------
              MANUFACTURING -- 1.4%
     54,200   3M Company................        4,223,806
     27,700   Furniture Brands
                International, Inc.(8)..          449,571
     90,100   Honeywell International,
                Inc. ...................        4,076,124
     35,200   Parker Hannifin Corp. ....        2,706,176
     10,600   SPX Corp. ................          648,296
     69,500   The Timken Company........        2,028,010
     55,800   Tyco International, Ltd.
                (Bermuda)...............        1,696,320
                                           --------------
                                               15,828,303
                                           --------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 4.5%
     24,400   Becton, Dickinson and
                Company.................        1,711,660
     83,000   Cardinal Health, Inc. ....        5,347,690
      9,600   Dade Behring Holdings,
                Inc. ...................          382,176
     39,800   Humana, Inc.*.............        2,201,338
    241,000   Johnson & Johnson.........       15,910,820
      5,400   Laboratory Corp. of
                America Holdings*.......          396,738
    110,700   McKesson Corp. ...........        5,612,490
    142,200   Medco Health Solutions,
                Inc.*...................        7,599,168
     17,900   Medtronic, Inc. ..........          957,829
    227,400   St Jude Medical, Inc.*....        8,313,744
      8,100   Universal Health Services,
                Inc. -- Class B.........          448,983
     39,200   WellPoint, Inc.*..........        3,084,648
                                           --------------
                                               51,967,284
                                           --------------
              METALS AND MINING -- 1.2%
    130,200   Alcoa, Inc. ..............        3,907,302
      7,100   Newmont Mining Corp. .....          320,565
     82,800   Nucor Corp. ..............        4,525,848
     21,100   Phelps Dodge Corp. .......        2,526,092
     79,400   Steel Dynamics, Inc. .....        2,576,530
                                           --------------
                                               13,856,337
                                           --------------
              OIL, COAL AND GAS -- 9.2%
     42,800   Apache Corp. .............        2,846,628
     45,700   Baker Hughes, Inc. .......        3,411,962
     41,900   Cameron International
                Corp.*..................        2,222,795
    156,900   ChevronTexaco Corp. ......       11,536,857
    182,486   ConocoPhillips............       13,129,868
     46,400   Devon Energy Corp. .......        3,112,512
     44,500   EnCana Corp. (Canada).....        2,044,775
      5,700   EOG Resources, Inc. ......          355,965
    578,600   Exxon Mobil Corp. ........       44,338,118
     70,200   Holly Corp. ..............        3,608,280
    101,000   Marathon Oil Corp. .......        9,342,500

                       See notes to financial statements.

                            GROWTH & INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

SHARES                                          VALUE
------                                     --------------
              COMMON STOCKS (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)

     51,400   Petro-Canada (Canada).....   $    2,109,456
    119,900   Schlumberger, Ltd.
                (Netherlands Antilles)..        7,572,884
     44,000   Smith International,
                Inc. ...................        1,807,080
                                           --------------
                                              107,439,680
                                           --------------
              PAPER AND FOREST PRODUCTS -- 0.1%
     25,500   International Paper
                Company.................          869,550
                                           --------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 7.3%
     82,900   Abbott Laboratories.......        4,038,059
     33,700   Allergan, Inc. ...........        4,035,238
    135,800   AmerisourceBergen Corp. ..        6,105,568
    132,000   Amgen, Inc.*..............        9,016,920
    116,800   Biogen Idec, Inc.*........        5,745,392
     86,800   Celgene Corp.*............        4,993,604
     39,800   Eli Lilly and Company.....        2,073,580
     30,100   Forest Laboratories,
                Inc.*...................        1,523,060
     68,400   Genentech, Inc.*..........        5,549,292
     56,300   Gilead Sciences, Inc.*....        3,655,559
    162,100   Merck & Company, Inc. ....        7,067,560
     34,000   Millennium
                Pharmaceuticals,
                Inc.*(8)................          370,600
    884,300   Pfizer, Inc. .............       22,903,370
     82,400   Schering-Plough Corp. ....        1,947,936
     30,600   Sepracor, Inc.*...........        1,884,348
     68,700   Wyeth.....................        3,498,204
                                           --------------
                                               84,408,290
                                           --------------
              REAL ESTATE DEVELOPMENT AND
                SERVICES -- 0.5%
     39,600   Brookfield Asset
                Management,
                Inc. -- Class A
                (Canada)................        1,907,928
     40,600   Jones Lang LaSalle,
                Inc.(8).................        3,742,102
                                           --------------
                                                5,650,030
                                           --------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.4%
     41,600   Equity Office Properties
                Trust...................        2,003,872
     11,800   Kimco Realty Corp. .......          530,410
     32,200   New Century Financial
                Corp.(8)................        1,017,198
      6,600   ProLogis..................          401,082
      3,000   SL Green Realty Corp. ....          398,340
                                           --------------
                                                4,350,902
                                           --------------
              RETAIL -- 3.8%
     68,700   Advance Auto Parts,
                Inc. ...................        2,442,972
     68,700   Big Lots, Inc.*...........        1,574,604
     81,303   Circuit City Stores,
                Inc. ...................        1,543,131
     51,900   Costco Wholesale Corp. ...        2,743,953
     53,100   Dillard's, Inc. -- Class
                A(8)....................        1,856,907
    143,600   Dollar General Corp. .....        2,306,216
     34,200   JC Penney Company, Inc. ..        2,645,712
     38,300   Kohl's Corp.*.............        2,620,869
     70,400   Lowe's Companies, Inc. ...        2,192,960
     63,600   Office Depot, Inc.*.......        2,427,612
     21,600   Sears Holdings Corp.*(8)..        3,627,288
    232,200   Staples, Inc. ............        6,199,740
     10,100   The Home Depot, Inc.(8)...          405,616
     88,300   Walgreen Company..........        4,052,087
    161,500   Wal-Mart Stores, Inc. ....        7,458,070
                                           --------------
                                               44,097,737
                                           --------------
              RETAIL: RESTAURANTS -- 0.5%
     56,800   Darden Restaurants,
                Inc. ...................        2,281,656
     10,600   McDonald's Corp. .........          469,898
     69,600   Starbucks Corp.*..........        2,465,232
                                           --------------
                                                5,216,786
                                           --------------
              RETAIL: SUPERMARKETS -- 1.0%
    159,300   Safeway, Inc.(8)..........        5,505,408
    242,100   The Kroger Company........        5,585,247
                                           --------------
                                               11,090,655
                                           --------------
              SEMICONDUCTORS -- 2.5%
    357,000   Atmel Corp.*..............        2,159,850
    130,900   Broadcom Corp. -- Class
                A*......................        4,229,379
     71,700   Intel Corp. ..............        1,451,925
    183,500   Micron Technology, Inc.*..        2,561,660
    274,800   National Semiconductor
                Corp. ..................        6,237,960
    430,400   Texas Instruments, Inc. ..       12,395,520
                                           --------------
                                               29,036,294
                                           --------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 5.7%
     20,900   Anixter International,
                Inc.*...................        1,134,870
    150,500   AT&T, Inc.(8).............        5,380,375
    229,300   BellSouth Corp. ..........       10,802,323
    133,300   CenturyTel, Inc. .........        5,819,878
    378,700   Corning, Inc.*............        7,085,477
     12,205   Embarq Corp. .............          641,495
     81,199   JDS Uniphase Corp.*.......        1,352,775

                       See notes to financial statements.

                            GROWTH & INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

SHARES                                          VALUE
------                                     --------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES (CONTINUED)

    387,500   Level 3 Communications,
                Inc.*(8)................   $    2,170,000
    175,300   Motorola, Inc. ...........        3,604,168
    343,500   QUALCOMM, Inc. ...........       12,980,865
     91,800   Sprint Nextel Corp. ......        1,734,102
     25,900   Telephone and Data
                Systems, Inc. ..........        1,407,147
     11,000   Telephone and Data
                Systems, Inc. -- Special
                Common Shares...........          545,600
     62,700   UTStarcom, Inc.*(8).......          548,625
    297,000   Verizon Communications,
                Inc. ...................       11,060,280
                                           --------------
                                               66,267,980
                                           --------------
              TOYS -- 0.3%
    141,600   Hasbro, Inc. .............        3,858,600
                                           --------------
              TRANSPORTATION -- 1.2%
      5,600   Burlington Northern Santa
                Fe Corp. ...............          413,336
     76,400   CSX Corp. ................        2,630,452
    104,200   Norfolk Southern Corp. ...        5,240,218
     13,700   Overseas Shipholding
                Group, Inc. ............          771,310
     53,700   Union Pacific Corp. ......        4,941,474
                                           --------------
                                               13,996,790
                                           --------------
              UTILITIES -- 3.0%
     19,000   AGL Resources, Inc. ......          739,290
     22,000   Alliant Energy Corp. .....          830,940
     94,400   American Electric Power
                Company, Inc. ..........        4,019,552
      8,400   DTE Energy Company(8).....          406,644
     54,800   Duke Energy Corp. ........        1,819,908
    126,600   Edison International......        5,757,768
     38,700   Energen Corp. ............        1,816,578
     58,300   Entergy Corp. ............        5,382,256
     44,000   FirstEnergy Corp. ........        2,649,240
    114,500   PG&E Corp. ...............        5,419,285
     38,200   Pinnacle West Capital
                Corp. ..................        1,934,448
     78,600   TXU Corp. ................        4,260,906
                                           --------------
                                               35,036,815
                                           --------------
              TOTAL COMMON STOCKS
                (Cost $992,025,264).....    1,137,809,324
                                           --------------

PRINCIPAL                                       VALUE
---------                                  --------------

              SECURITIES LENDING COLLATERAL -- 5.9%
$67,965,319   Securities Lending
                Collateral Investment
                (Note 4)
                (Cost $67,965,319)......   $   67,965,319
                                           --------------
              TOTAL SECURITIES
                (Cost $1,059,990,583)...    1,205,774,643
                                           --------------
              REPURCHASE AGREEMENTS -- 2.1%
 23,960,361   With Investors Bank and
                Trust, dated 12/29/06,
                4.76%, due 01/02/07,
                repurchase proceeds at
                maturity $23,973,033
                (Collateralized by
                Freddie Mac Adjustable
                Rate Mortgage,
                5.70%, due 05/15/36,
                with a value of
                $23,036,034 and Small
                Business Administration,
                8.13%, due 01/25/27,
                with a
                value of $2,122,345)
                (Cost $23,960,361)......       23,960,361
                                           --------------
              Total
                Investments -- 106.1%
                (Cost $1,083,950,944)...    1,229,735,004
              Liabilities less other
                assets -- (6.1)%........      (70,714,759)
                                           --------------
              NET ASSETS -- 100.0%......   $1,159,020,245
                                           ==============



The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $1,089,902,981.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $156,191,994
Gross unrealized depreciation..    (16,359,971)
                                  ------------
Net unrealized appreciation....   $139,832,023
                                  ============



--------

See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                             EQUITY GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2006



   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS -- 97.9%
               AEROSPACE AND DEFENSE -- 4.0%
     322,244   General Dynamics Corp. ..   $   23,958,841
     251,022   Goodrich Corp. ..........       11,434,052
     339,056   Lockheed Martin Corp. ...       31,216,886
     188,275   The Boeing Company.......       16,726,351
     266,480   United Technologies
                 Corp. ................        16,660,330
                                           --------------
                                               99,996,460
                                           --------------

               AGRICULTURE -- 1.4%
     672,994   Monsanto Company.........       35,352,375
                                           --------------

               AIRLINES -- 0.6%
     283,064   US Airways Group,
                 Inc.*(8)..............        15,242,996
                                           --------------

               APPAREL: MANUFACTURING AND RETAIL -- 1.5%
     716,820   The Gap, Inc. ...........       13,977,990
   1,078,020   Urban Outfitters,
                 Inc.*(8)..............        24,826,801
                                           --------------
                                               38,804,791
                                           --------------

               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 2.1%
     395,751   Toyota Motor Corp. (ADR)
                 (Japan)...............        53,153,317
                                           --------------

               BANKS -- 4.4%
     400,665   Commerce Bancorp,
                 Inc. -- New
                 Jersey(8).............        14,131,455
  60,410,000   Industrial and Commercial
                 Bank of China -- Class
                 H (China).............        37,512,092
     514,743   UBS AG (Switzerland).....       31,054,445
     808,290   Wells Fargo & Company....       28,742,792
                                           --------------
                                              111,440,784
                                           --------------

               BROADCAST SERVICES/MEDIA -- 3.2%
   1,085,562   Comcast Corp. -- Class
                 A*....................        45,951,839
     887,000   Time Warner, Inc. .......       19,318,860
     389,097   Viacom, Inc. -- Class
                 B*....................        15,964,650
                                           --------------
                                               81,235,349
                                           --------------

               BUSINESS SERVICES AND SUPPLIES -- 1.0%
     368,150   First Data Corp. ........        9,395,188
     386,270   Paychex, Inc. ...........       15,273,116
                                           --------------
                                               24,668,304
                                           --------------

               CHEMICALS -- 0.4%
     188,244   EI du Pont de Nemours and
                 Company...............         9,169,365
                                           --------------

               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 8.3%
     171,508   Apple Computer, Inc.*....       14,550,739
     990,147   Electronic Arts, Inc.*...       49,863,803
     523,013   Hewlett-Packard Company..       21,542,905
   3,113,090   Microsoft Corp. .........       92,956,868
     764,215   SanDisk Corp.*(8)........       32,884,171
                                           --------------
                                              211,798,486
                                           --------------

               CONSTRUCTION SERVICES AND SUPPLIES -- 0.7%
     319,198   Lennar Corp. -- Class A..       16,745,127
                                           --------------

               CONSUMER GOODS AND SERVICES -- 7.3%
     401,630   Altria Group, Inc. ......       34,467,887
     453,428   FedEx Corp. .............       49,251,349
   1,190,971   Procter & Gamble
                 Company...............        76,543,706
     121,300   The Clorox Company.......        7,781,395
     217,545   United Parcel Service,
                 Inc. -- Class B.......        16,311,524
                                           --------------
                                              184,355,861
                                           --------------

               DIVERSIFIED OPERATIONS AND
                 SERVICES -- 2.5%
   1,350,497   General Electric
                 Company...............        50,251,993
     139,510   Textron, Inc. ...........       13,081,853
                                           --------------
                                               63,333,846
                                           --------------

               FINANCIAL SERVICES -- 7.8%
     545,280   American Express
                 Company...............        33,082,138
     343,825   Citigroup, Inc. .........       19,151,053
     442,391   Lehman Brothers Holdings,
                 Inc. .................        34,559,584
     199,405   Merrill Lynch & Company,
                 Inc. .................        18,564,606
     207,790   Morgan Stanley...........       16,920,340
     307,874   The Goldman Sachs Group,
                 Inc. .................        61,374,681
     633,205   Western Union Company....       14,196,456
                                           --------------
                                              197,848,858
                                           --------------

               FOOD AND BEVERAGE -- 3.4%
   1,033,580   PepsiCo, Inc. ...........       64,650,429
     447,715   The Coca-Cola Company....       21,602,249
                                           --------------
                                               86,252,678
                                           --------------

               INSURANCE -- 1.2%
     144,440   MGIC Investment Corp. ...        9,033,278
     187,299   Radian Group, Inc. ......       10,097,289
     219,305   The PMI Group, Inc.(8)...       10,344,617
                                           --------------
                                               29,475,184
                                           --------------


                       See notes to financial statements.

                             EQUITY GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               INTERNET SERVICES -- 4.8%
   2,369,066   Cisco Systems, Inc.*.....   $   64,746,574
     384,883   eBay, Inc.*..............       11,573,432
      96,873   Google, Inc. -- Class
                 A*....................        44,608,079
                                           --------------
                                              120,928,085
                                           --------------

               LEISURE AND RECREATION -- 6.0%
     142,558   Four Seasons Hotels, Inc.
                 (Canada)(8)...........        11,688,330
     439,066   Las Vegas Sands Corp.*...       39,287,625
     645,163   MGM MIRAGE*..............       37,000,098
     457,475   Starwood Hotels & Resorts
                 Worldwide, Inc. ......        28,592,188
     377,502   Wynn Resorts, Ltd.(8)....       35,428,563
                                           --------------
                                              151,996,804
                                           --------------

               MANUFACTURING -- 0.4%
     132,490   3M Company...............       10,324,946
                                           --------------

               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 7.7%
     472,500   Johnson & Johnson........       31,194,450
     577,330   Medco Health Solutions,
                 Inc.*.................        30,852,515
     923,271   St Jude Medical, Inc.*...       33,754,788
   1,585,327   UnitedHealth Group,
                 Inc. .................        85,179,619
     158,950   WellPoint, Inc.*.........       12,507,776
                                           --------------
                                              193,489,148
                                           --------------

               METALS AND MINING -- 0.4%
     308,235   Alcoa, Inc. .............        9,250,132
                                           --------------

               OIL, COAL AND GAS -- 2.7%
     185,515   Baker Hughes, Inc. ......       13,850,550
     170,180   Cameron International
                 Corp.*................         9,028,049
     608,062   Schlumberger, Ltd.
                 (Netherlands
                 Antilles).............        38,405,196
     178,518   Smith International,
                 Inc. .................         7,331,734
                                           --------------
                                               68,615,529
                                           --------------

               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 9.0%
     249,592   Abbott Laboratories......       12,157,626
     136,720   Allergan, Inc. ..........       16,370,853
     264,139   Amgen, Inc.*.............       18,043,335
     361,240   Biogen Idec, Inc.*.......       17,769,396
     192,445   Celgene Corp.*...........       11,071,361
     161,816   Eli Lilly and Company....        8,430,614
   1,003,498   Genentech, Inc.*.........       81,413,792
     267,137   Genzyme Corp.*...........       16,450,296
     231,768   Gilead Sciences, Inc.*...       15,048,696
     168,765   Merck & Company, Inc. ...        7,358,154
     334,755   Schering-Plough Corp. ...        7,913,608
     125,876   Sepracor, Inc.*..........        7,751,444
     175,730   Wyeth....................        8,948,172
                                           --------------
                                              228,727,347
                                           --------------

               RETAIL -- 6.4%
     278,882   Advance Auto Parts,
                 Inc. .................         9,917,044
     582,978   Dollar General Corp. ....        9,362,627
   1,355,533   Lowe's Companies, Inc. ..       42,224,852
      87,895   Sears Holdings
                 Corp.*(8).............        14,760,207
     942,770   Staples, Inc. ...........       25,171,959
     325,412   Target Corp. ............       18,564,755
     358,395   Walgreen Company.........       16,446,747
     528,605   Wal-Mart Stores, Inc. ...       24,410,979
                                           --------------
                                              160,859,170
                                           --------------

               RETAIL: RESTAURANTS -- 0.9%
     674,442   Starbucks Corp.*.........       23,888,736
                                           --------------

               SEMICONDUCTORS -- 3.1%
     531,320   Broadcom Corp. -- Class
                 A*....................        17,166,949
   1,115,700   National Semiconductor
                 Corp. ................        25,326,390
   1,241,170   Texas Instruments,
                 Inc. .................        35,745,696
                                           --------------
                                               78,239,035
                                           --------------

               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 3.8%
   1,578,698   Corning, Inc.*...........       29,537,440
     329,500   JDS Uniphase Corp.*(8)...        5,489,470
   1,573,100   Level 3 Communications,
                 Inc.*(8)..............         8,809,360
   1,394,595   QUALCOMM, Inc. ..........       52,701,745
                                           --------------
                                               96,538,015
                                           --------------

               TRANSPORTATION -- 2.9%
     468,154   Burlington Northern Santa
                 Fe Corp. .............        34,554,447
     421,579   Union Pacific Corp. .....       38,793,699
                                           --------------
                                               73,348,146
                                           --------------
               TOTAL COMMON STOCKS
                 (Cost
                 $2,152,170,710).......     2,475,078,874
                                           --------------



                       See notes to financial statements.

                             EQUITY GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

  PRINCIPAL                                     VALUE
  ---------                                --------------
               SECURITIES LENDING COLLATERAL -- 6.3%
$158,227,226   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $158,227,226)...    $  158,227,226
                                           --------------
               TOTAL SECURITIES
                 (Cost
                 $2,310,397,936).......     2,633,306,100
                                           --------------

               REPURCHASE AGREEMENTS -- 0.9%
  22,518,208   With Investors Bank and
                 Trust, dated 12/29/06,
                 4.76%, due 01/02/07,
                 repurchase proceeds at
                 maturity $22,530,118
                 (Collateralized by
                 Fannie Mae Adjustable
                 Rate Mortgage, 4.18%,
                 due 07/01/33, with a
                 value of $14,769,866
                 and Small Business
                 Administration, 8.12%,
                 due 07/25/29, with a
                 value of $8,874,253)
                 (Cost $22,518,208)....        22,518,208
                                           --------------
               Total
                 Investments -- 105.1%
                 (Cost
                 $2,332,916,144).......     2,655,824,308
               Liabilities less other
                 assets -- (5.1)%......      (128,906,852)
                                           --------------
               NET ASSETS -- 100.0%.....   $2,526,917,456
                                           ==============




The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $2,341,238,670.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $356,402,147
Gross unrealized depreciation..    (41,816,509)
                                  ------------
Net unrealized appreciation....   $314,585,638
                                  ============



--------

See summary of footnotes and abbreviations to portfolios.




                       See notes to financial statements.

                           AGGRESSIVE EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2006



   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS -- 99.4%
              ADVERTISING -- 1.4%
     83,220   Focus Media Holding, Ltd.
                (ADR) (China)*.........    $  5,524,976
                                           ------------

              AGRICULTURE -- 2.3%
     27,490   Bunge, Ltd. (Bermuda).....      1,993,300
    132,140   Monsanto Company..........      6,941,314
                                           ------------
                                              8,934,614
                                           ------------

              AIRLINES -- 1.2%
     88,670   US Airways Group,
                Inc.*(8)...............       4,774,880
                                           ------------

              APPAREL: MANUFACTURING AND RETAIL -- 2.9%
    124,220   Coach, Inc.*..............      5,336,491
     46,470   Polo Ralph Lauren Corp. ..      3,608,860
     45,970   Under Armour,
                Inc. -- Class A*(8)....       2,319,187
                                           ------------
                                             11,264,538
                                           ------------

              BANKS -- 1.4%
     91,220   UBS AG (Switzerland)......      5,503,303
                                           ------------

              BROADCAST SERVICES/MEDIA -- 2.6%
    137,700   Comcast Corp. -- Class
                A*.....................       5,828,841
    198,720   News Corp. -- Class A.....      4,268,506
                                           ------------
                                             10,097,347
                                           ------------

              BUSINESS SERVICES AND SUPPLIES -- 3.7%
    325,800   ABB, Ltd. (ADR)
                (Switzerland)..........       5,857,884
     60,640   Global Payments, Inc. ....      2,807,632
    121,000   Monster Worldwide, Inc.*..      5,643,440
                                           ------------
                                             14,308,956
                                           ------------

              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 11.3%
     99,610   Apple Computer, Inc.*.....      8,450,911
    213,000   Dell, Inc.*...............      5,344,170
     88,560   Electronic Arts, Inc.*....      4,459,882
     90,700   Network Appliance, Inc.*..      3,562,696
    228,000   Qimonda AG (ADR)
                (Germany)*.............       3,992,280
    191,410   Salesforce.com, Inc.*(8)..      6,976,894
     95,230   SanDisk Corp.*............      4,097,747
  1,121,700   Sun Microsystems, Inc.*...      6,079,614
                                           ------------
                                             42,964,194
                                           ------------

              CONSUMER GOODS AND SERVICES -- 1.2%
     73,490   Nutri/System, Inc.*(8)....      4,658,531
                                           ------------

              DIVERSIFIED OPERATIONS AND
                SERVICES -- 4.6%
    477,100   General Electric Company..     17,752,891
                                           ------------

              ELECTRONICS -- 1.0%
     38,100   Harman International
                Industries, Inc. ......       3,806,571
                                           ------------

              ENERGY SERVICES -- 1.2%
    120,300   SunPower Corp. -- Class
                A*(8)..................       4,471,551
                                           ------------

              FINANCIAL SERVICES -- 7.8%
     14,300   Chicago Mercantile
                Exchange Holdings,
                Inc.(8)................       7,289,425
     17,600   IntercontinentalExchange,
                Inc.*..................       1,899,040
    165,800   Nasdaq Stock Market,
                Inc.*(8)...............       5,104,982
    370,540   The Charles Schwab
                Corp. .................       7,166,244
     41,510   The Goldman Sachs Group,
                Inc. ..................       8,275,018
                                           ------------
                                             29,734,709
                                           ------------

              FOOD AND BEVERAGE -- 1.2%
    145,930   Archer-Daniels-Midland
                Company................       4,663,923
                                           ------------

              INTERNET SERVICES -- 10.8%
    101,000   Akamai Technologies,
                Inc.*(8)...............       5,365,120
    568,490   Cisco Systems, Inc.*......     15,536,831
     63,600   F5 Networks, Inc.*........      4,719,756
     33,400   Google, Inc. -- Class A*..     15,380,032
                                           ------------
                                             41,001,739
                                           ------------

              LEISURE AND RECREATION -- 3.7%
    140,200   International Game
                Technology.............       6,477,240
     85,170   Las Vegas Sands Corp.*....      7,621,012
                                           ------------
                                             14,098,252
                                           ------------

              MACHINERY -- 1.4%
     55,700   Deere & Company...........      5,295,399
                                           ------------

              MANUFACTURING -- 2.9%
     68,200   Precision Castparts
                Corp.(8)...............       5,338,696
    112,100   Roper Industries, Inc. ...      5,631,904
                                           ------------
                                             10,970,600
                                           ------------

              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 4.2%
    161,300   Baxter International,
                Inc. ..................       7,482,707
     71,100   Covance, Inc.*............      4,188,501
     45,200   Intuitive Surgical,
                Inc.*(8)...............       4,334,680
                                           ------------
                                             16,005,888
                                           ------------

              METALS AND MINING -- 1.1%
    107,800   Cameco Corp. (Canada)(8)..      4,360,510
                                           ------------


                       See notes to financial statements.

                           AGGRESSIVE EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2006

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              OIL, COAL AND GAS -- 2.8%
    108,300   Cameron International
                Corp.*.................    $  5,745,315
    106,600   XTO Energy, Inc. .........      5,015,530
                                           ------------
                                             10,760,845
                                           ------------

              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 8.5%
     43,670   Allergan, Inc. ...........      5,229,046
     98,012   Celgene Corp.*............      5,638,630
    151,250   Gilead Sciences, Inc.*....      9,820,663
     58,150   Roche Holding AG (ADR)
                (Switzerland)..........       5,233,500
    105,100   Shire PLC (ADR)
                (United Kingdom).......       6,490,976
                                           ------------
                                             32,412,815
                                           ------------

              REAL ESTATE DEVELOPMENT AND
                SERVICES -- 1.7%
    191,950   CB Richard Ellis Group,
                Inc. -- Class A*.......       6,372,740
                                           ------------

              RETAIL: RESTAURANTS -- 1.3%
    140,210   Starbucks Corp.*..........      4,966,238
                                           ------------

              SCIENTIFIC AND TECHNICAL
                INSTRUMENTS -- 2.6%
     94,600   Applera Corp.-Applied
                Biosystems Group.......       3,470,874
    142,110   Thermo Fisher Scientific,
                Inc.*..................       6,436,162
                                           ------------
                                              9,907,036
                                           ------------

              SEMICONDUCTORS -- 7.3%
    181,310   Broadcom Corp. -- Class
                A*.....................       5,858,126
    166,680   KLA-Tencor Corp. .........      8,292,330
    188,300   NVIDIA Corp.*.............      6,968,983
    231,900   Texas Instruments, Inc. ..      6,678,720
                                           ------------
                                             27,798,159
                                           ------------

              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 6.3%
    164,270   Crown Castle International
                Corp.*.................       5,305,921
    216,286   JDS Uniphase Corp.*(8)....      3,603,325
     83,490   NII Holdings, Inc.*.......      5,380,095
    246,000   Nokia Oyj (ADR)
                (Finland)..............       4,998,720
     37,500   Research In Motion, Ltd.
                (Canada)*..............       4,791,750
                                           ------------
                                             24,079,811
                                           ------------

              TRANSPORTATION -- 1.0%
     95,000   CH Robinson Worldwide,
                Inc.(8)................       3,884,550
                                           ------------
              TOTAL COMMON STOCKS
                (Cost $325,600,045)....     380,375,566
                                           ------------


 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 12.6%
$48,209,289   Securities Lending
                Collateral Investment
                (Note 4)
                (Cost $48,209,289).....      48,209,289
                                           ------------
              Total
                Investments -- 112.0%
                (Cost $373,809,334)....     428,584,855
              Liabilities less other
                assets -- (12.0)%......     (45,916,947)
                                           ------------
              NET ASSETS -- 100.0%......   $382,667,908
                                           ============



The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $374,726,801.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation...   $58,374,996
Gross unrealized depreciation...    (4,516,942)
                                   -----------
Net unrealized appreciation.....   $53,858,054
                                   ===========



--------

See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                             MID-CAP VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2006



   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS -- 97.9%
               ADVERTISING -- 0.2%
      20,393   RH Donnelley Corp........   $    1,279,253
      66,062   The Interpublic Group of
                 Companies, Inc.*(8)...           808,599
                                           --------------
                                                2,087,852
                                           --------------

               AEROSPACE AND DEFENSE -- 1.6%
     333,768   Goodrich Corp. ..........       15,203,132
                                           --------------

               AGRICULTURAL EQUIPMENT -- 0.4%
     123,905   AGCO Corp.*..............        3,833,621
                                           --------------

               AGRICULTURE -- 0.1%
       2,479   Monsanto Company.........          130,222
      20,416   The Mosaic Company*......          436,086
                                           --------------
                                                  566,308
                                           --------------

               AIRLINES -- 0.4%
      35,700   Alaska Air Group, Inc.*..        1,410,149
      16,212   AMR Corp.*...............          490,089
      14,142   Continental Airlines,
                 Inc. -- Class B*(8)...           583,358
     121,900   ExpressJet Holdings,
                 Inc.*.................           987,390
       1,967   UAL Corp.*...............           86,548
       9,639   US Airways Group,
                 Inc.*(8)..............           519,060
                                           --------------
                                                4,076,594
                                           --------------

               APPAREL: MANUFACTURING AND RETAIL -- 1.4%
      74,500   Foot Locker, Inc. .......        1,633,785
     114,000   Jones Apparel Group,
                 Inc. .................         3,811,020
      46,400   Kellwood Company(8)......        1,508,928
      29,767   Liz Claiborne, Inc. .....        1,293,674
      60,100   The Cato Corp. -- Class
                 A.....................         1,376,891
      43,374   VF Corp. ................        3,560,138
                                           --------------
                                               13,184,436
                                           --------------

               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 2.7%
      97,600   ArvinMeritor, Inc. ......        1,779,248
      52,900   Autoliv, Inc.(Sweden)....        3,189,870
     115,766   Ford Motor Company(8)....          869,403
     263,958   Genuine Parts Company....       12,519,527
       5,089   Johnson Controls,
                 Inc.(8)...............           437,247
      53,100   Navistar International
                 Corp.*................         1,775,133
      91,400   Oshkosh Truck Corp. .....        4,425,588
                                           --------------
                                               24,996,016
                                           --------------

               BANKS -- 8.6%
      94,507   Comerica, Inc. ..........        5,545,671
      21,300   Downey Financial
                 Corp.(8)..............         1,545,954
     389,600   Hudson City Bancorp,
                 Inc. .................         5,407,648
     201,566   Huntington Bancshares,
                 Inc. .................         4,787,193
     125,100   KeyCorp..................        4,757,553
     221,200   Marshall & Ilsley
                 Corp.(8)..............        10,641,932
     277,800   Mellon Financial
                 Corp.(8)..............        11,709,269
      84,200   People's Bank............        3,757,004
     145,100   PNC Financial Services
                 Group, Inc. ..........        10,743,204
      92,402   Regions Financial
                 Corp. ................         3,455,835
     129,100   State Street Corp. ......        8,706,504
     132,300   UnionBanCal Corp. .......        8,103,375
      35,800   United Bankshares,
                 Inc. .................         1,383,670
                                           --------------
                                               80,544,812
                                           --------------

               BROADCAST SERVICES/MEDIA -- 0.4%
      86,800   Tribune Company(8).......        2,671,704
     166,400   Westwood One, Inc. ......        1,174,784
                                           --------------
                                                3,846,488
                                           --------------

               BUSINESS SERVICES AND SUPPLIES -- 4.1%
     169,800   Convergys Corp.*.........        4,037,844
       6,639   Diebold, Inc.(8).........          309,377
     102,270   Dun & Bradstreet Corp.*..        8,466,933
     393,400   First Data Corp. ........       10,039,568
       8,975   Fluor Corp.(8)...........          732,809
      48,800   John H Harland Company...        2,449,760
     156,200   Manpower, Inc. ..........       11,704,066
       7,622   Ritchie Brothers
                 Auctioneers, Inc.
                 (Canada)..............           408,082
                                           --------------
                                               38,148,439
                                           --------------

               CHEMICALS -- 3.8%
       8,114   Cabot Corp. .............          353,527
      46,950   Eastman Chemical
                 Company...............         2,784,605
      29,600   FMC Corp. ...............        2,265,880
      11,806   Imperial Chemical
                 Industries PLC (ADR)
                 (United Kingdom)......           418,287
     146,500   PolyOne Corp.*...........        1,098,750
      85,251   PPG Industries, Inc. ....        5,473,967
     173,200   Rohm and Haas
                 Company(8)............         8,853,983
      92,600   Sensient Technologies
                 Corp. ................         2,277,960
      57,100   Spartech Corp. ..........        1,497,162

                       See notes to financial statements.

                             MID-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               CHEMICALS (CONTINUED)

     144,000   Syngenta AG (ADR)
                 (Switzerland).........    $    5,348,160
      67,007   The Lubrizol Corp. ......        3,359,061
      63,400   The Valspar Corp. .......        1,752,376
       2,036   Tronox, Inc. -- Class B..           32,148
                                           --------------
                                               35,515,866
                                           --------------

               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 4.1%
      39,735   BMC Software, Inc.*......        1,279,467
     225,749   Computer Sciences
                 Corp.*(8).............        12,048,224
      52,652   Electronic Data Systems
                 Corp. ................         1,450,563
      70,900   Lexmark International,
                 Inc. -- Class A*......         5,189,880
     391,600   NCR Corp.*...............       16,744,816
      76,600   Western Digital Corp.*...        1,567,236
                                           --------------
                                               38,280,186
                                           --------------

               CONSTRUCTION SERVICES AND SUPPLIES -- 2.1%
     261,550   American Standard
                 Companies, Inc. ......        11,992,068
      34,700   Beazer Homes USA,
                 Inc.(8)...............         1,631,247
      18,449   Chicago Bridge & Iron
                 Company NV (the
                 Netherlands)..........           504,396
       5,214   Insituform Technologies,
                 Inc. -- Class A*......           134,834
      28,500   KB Home(8)...............        1,461,480
     118,600   Masco Corp.(8)...........        3,542,582
      11,068   USG Corp.*(8)............          606,526
                                           --------------
                                               19,873,133
                                           --------------

               CONSUMER GOODS AND SERVICES -- 2.0%
      55,900   Blyth, Inc. .............        1,159,925
      90,906   Eastman Kodak
                 Company(8)............         2,345,375
      66,800   Fortune Brands, Inc.(8)..        5,704,053
      30,306   Loews Corp.-Carolina
                 Group.................         1,961,404
       3,970   Mohawk Industries,
                 Inc.*(8)..............           297,194
      46,900   Newell Rubbermaid,
                 Inc. .................         1,357,755
      11,684   Reynolds American,
                 Inc.(8)...............           764,951
      23,100   The Black & Decker
                 Corp. ................         1,847,307
      63,800   Tupperware Corp. ........        1,442,518
      27,061   Whirlpool Corp. .........        2,246,604
                                           --------------
                                               19,127,086
                                           --------------

               CONTAINERS AND PACKAGING -- 2.1%
     355,100   Ball Corp. ..............       15,482,360
      59,900   Owens-Illinois, Inc.*....        1,105,155
      77,700   Sonoco Products Company..        2,957,262
                                           --------------
                                               19,544,777
                                           --------------

               DIVERSIFIED OPERATIONS AND
                 SERVICES -- 1.8%
      36,600   LandAmerica Financial
                 Group, Inc.(8)........         2,309,826
     150,684   Textron, Inc. ...........       14,129,639
                                           --------------
                                               16,439,465
                                           --------------

               EDUCATION -- 0.4%
      99,600   Apollo Group,
                 Inc. -- Class A*......         3,881,412
                                           --------------

               ELECTRONICS -- 1.2%
     118,400   Amphenol Corp. -- Class
                 A(8)..................         7,350,272
     335,200   Sanmina-SCI Corp.*.......        1,156,440
     476,138   Solectron Corp.*.........        1,533,164
      99,500   Vishay Intertechnology,
                 Inc.*.................         1,347,230
                                           --------------
                                               11,387,106
                                           --------------

               ENERGY SERVICES -- 0.2%
      16,234   Ballard Power Systems,
                 Inc. (Canada)*(8).....            92,371
       3,039   Energy Conversion
                 Devices, Inc.*(8).....           103,265
       8,484   FuelCell Energy,
                 Inc.*(8)..............            54,807
      36,655   McDermott International,
                 Inc. (Panama)*........         1,864,274
      11,191   Plug Power, Inc.*........           43,533
                                           --------------
                                                2,158,250
                                           --------------

               EQUIPMENT RENTAL AND LEASING -- 0.2%
      60,300   United Rentals North
                 America, Inc.*(8).....         1,533,429
                                           --------------

               FINANCIAL SERVICES -- 3.9%
      36,400   Advanta Corp. -- Class
                 B.....................         1,588,132
      25,200   AG Edwards, Inc. ........        1,594,908
      80,700   AmeriCredit Corp.*(8)....        2,031,219
     163,200   Ameriprise Financial,
                 Inc. .................         8,894,400
     350,700   Amvescap PLC (ADR)
                 (United Kingdom)......         8,644,755
      23,924   Amvescap PLC
                 (United Kingdom)......           279,185

                       See notes to financial statements.

                             MID-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)

      70,000   CIT Group, Inc. .........   $    3,903,900
     363,600   E*TRADE Financial
                 Corp.*................         8,151,912
      80,500   Friedman, Billings,
                 Ramsey Group,
                 Inc. -- Class A(8)....           644,000
      54,800   H&R Block, Inc.(8).......        1,262,592
                                           --------------
                                               36,995,003
                                           --------------

               FOOD AND BEVERAGE -- 2.0%
      10,575   Archer-Daniels-Midland
                 Company...............           337,977
     173,623   Del Monte Foods Company..        1,915,062
     141,400   McCormick & Company,
                 Inc. .................         5,452,384
      14,635   Reddy Ice Holdings,
                 Inc. .................           377,876
     177,700   Sysco Corp. .............        6,532,251
      53,200   The Pepsi Bottling Group,
                 Inc. .................         1,644,412
     131,488   Tyson Foods,
                 Inc. -- Class A(8)....         2,162,978
                                           --------------
                                               18,422,940
                                           --------------

               INSURANCE -- 7.6%
      39,164   Ace, Ltd. (Cayman
                 Islands)..............         2,372,163
       2,035   Ambac Financial Group,
                 Inc. .................           181,257
     327,036   Aon Corp. ...............       11,557,453
      27,061   Axis Capital Holdings,
                 Ltd. (Bermuda)........           903,026
      14,800   CIGNA Corp. .............        1,947,236
      64,680   Cincinnati Financial
                 Corp. ................         2,930,651
      10,944   Conseco, Inc.*...........          218,661
      30,137   Everest Re Group, Ltd.
                 (Bermuda).............         2,956,741
      70,100   Horace Mann Educators
                 Corp. ................         1,416,020
      46,133   Lincoln National Corp. ..        3,063,231
      41,675   Loews Corp. .............        1,728,262
     196,470   MBIA, Inc. ..............       14,354,099
      56,300   MGIC Investment
                 Corp.(8)..............         3,521,002
      92,000   Nationwide Financial
                 Services,
                 Inc. -- Class A.......         4,986,400
      28,626   PartnerRE, Ltd.
                 (Bermuda)(8)..........         2,033,305
      25,100   Principal Financial
                 Group, Inc.(8)........         1,473,370
      71,500   Radian Group, Inc. ......        3,854,565
      78,200   SAFECO Corp. ............        4,891,410
      12,175   Torchmark Corp. .........          776,278
      30,100   Unitrin, Inc. ...........        1,508,311
      19,065   Willis Group Holdings,
                 Ltd. (Bermuda)........           757,071
      46,215   XL Capital, Ltd. -- Class
                 A (Cayman Islands)....         3,328,404
                                           --------------
                                               70,758,916
                                           --------------

               INTERNET SERVICES -- 0.1%
      22,509   McAfee, Inc.*............          638,805
                                           --------------

               LEISURE AND RECREATION -- 0.4%
      31,859   Hilton Hotels Corp. .....        1,111,879
      49,083   Regal Entertainment
                 Group -- Class A(8)...         1,046,450
      30,014   Royal Caribbean Cruises,
                 Ltd. (Liberia)........         1,241,979
                                           --------------
                                                3,400,308
                                           --------------

               MACHINERY -- 0.3%
      11,191   Dover Corp. .............          548,583
      13,036   Rockwell Automation,
                 Inc. .................           796,238
       8,975   Terex Corp.*.............          579,606
       7,746   The Manitowoc Company,
                 Inc. .................           460,345
                                           --------------
                                                2,384,772
                                           --------------

               MANUFACTURING -- 4.0%
     137,100   Carlisle Companies,
                 Inc. .................        10,762,349
       7,871   Cooper Industries,
                 Ltd. -- Class A
                 (Bermuda).............           711,775
      32,900   Crane Company............        1,205,456
      16,112   Eaton Corp. .............        1,210,656
      42,200   EnPro Industries, Inc.*..        1,401,462
      70,600   Furniture Brands
                 International,
                 Inc.(8)...............         1,145,838
     158,840   Ingersoll-Rand Company,
                 Ltd. -- Class A
                 (Bermuda).............         6,215,409
      86,300   Leggett & Platt, Inc. ...        2,062,570
     115,600   Precision Castparts
                 Corp. ................         9,049,168
      28,800   SPX Corp. ...............        1,761,408
      83,400   Tredegar Corp. ..........        1,885,674
                                           --------------
                                               37,411,765
                                           --------------

               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 4.3%
     163,101   Boston Scientific
                 Corp.*................         2,802,075
     114,000   CR Bard, Inc.(8).........        9,458,581
     136,100   Dade Behring Holdings,
                 Inc. .................         5,418,141
      25,092   Health Management
                 Associates,
                 Inc. -- Class A.......           529,692

                       See notes to financial statements.

                             MID-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                 (CONTINUED)

      15,005   Health Net, Inc.*........   $      730,143
      18,407   Humana, Inc.*............        1,018,091
      60,700   Invacare Corp. ..........        1,490,185
      31,400   Kindred Healthcare,
                 Inc.*.................           792,850
       5,089   McKesson Corp. ..........          258,012
     208,470   Omnicare, Inc.(8)........        8,053,196
     156,900   Quest Diagnostics,
                 Inc. .................         8,315,700
      23,000   Universal Health
                 Services,
                 Inc. -- Class B.......         1,274,890
                                           --------------
                                               40,141,556
                                           --------------

               METALS AND MINING -- 0.7%
      10,575   Freeport-McMoRan Copper &
                 Gold, Inc. -- Class
                 B(8)..................           589,345
      67,862   Nucor Corp. .............        3,709,337
       6,207   Phelps Dodge Corp. ......          743,102
      20,700   United States Steel
                 Corp. ................         1,513,998
                                           --------------
                                                6,555,782
                                           --------------

               OFFICE EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 0.3%
     145,100   IKON Office Solutions,
                 Inc. .................         2,375,287
       7,009   Pitney Bowes, Inc. ......          323,746
       1,132   Xerox Corp.*.............           19,187
                                           --------------
                                                2,718,220
                                           --------------

               OIL, COAL AND GAS -- 9.3%
      22,646   BJ Services Company......          663,981
      17,260   Cameron International
                 Corp.*................           915,643
      67,990   El Paso Corp. ...........        1,038,887
      27,175   Enbridge, Inc.
                 (Canada)(8)...........           934,820
     216,933   ENSCO International,
                 Inc. .................        10,859,666
     177,300   Equitable Resources,
                 Inc. .................         7,402,275
      21,171   GlobalSantaFe Corp.
                 (Cayman Islands)......         1,244,431
      54,994   Hess Corp. ..............        2,726,053
      54,599   Marathon Oil Corp.(8)....        5,050,408
      14,263   Nabors Industries, Ltd.
                 (Bermuda)*............           424,752
      57,100   National Fuel Gas
                 Company...............         2,200,634
       5,400   National-Oilwell Varco,
                 Inc.*.................           330,372
      17,580   Newfield Exploration
                 Company*..............           807,801
     189,500   ONEOK, Inc. .............        8,171,240
     167,500   Patterson-UTI Energy,
                 Inc. .................         3,891,025
      24,850   Pioneer Natural Resources
                 Company...............           986,297
     263,684   Questar Corp. ...........       21,898,955
      12,570   Smith International,
                 Inc.(8)...............           516,250
      42,307   Southwestern Energy
                 Company*(8)...........         1,482,860
       4,693   Suncor Energy, Inc.
                 (Canada)..............           370,325
      63,166   Sunoco, Inc. ............        3,939,032
      33,000   Swift Energy Company*....        1,478,730
     379,500   The Williams Companies,
                 Inc. .................         9,912,540
      13,370   Weatherford
                 International, Ltd.
                 (Bermuda)*............           558,732
                                           --------------
                                               87,805,709
                                           --------------

               PAPER AND FOREST PRODUCTS -- 0.3%
      13,406   Bowater, Inc.(8).........          301,635
      65,639   MeadWestvaco Corp. ......        1,973,109
       6,516   Temple-Inland, Inc. .....          299,931
                                           --------------
                                                2,574,675
                                           --------------

               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 2.9%
      14,267   AmerisourceBergen
                 Corp. ................           641,444
       6,639   Hospira, Inc.*...........          222,938
     192,700   King Pharmaceuticals,
                 Inc.*.................         3,067,784
     197,900   Millipore Corp.*(8)......       13,180,139
      36,534   Mylan Laboratories,
                 Inc. .................           729,219
     103,100   Novo Nordisk A/S (ADR)
                 (Denmark).............         8,622,253
       9,222   Watson Pharmaceuticals,
                 Inc.*.................           240,049
                                           --------------
                                               26,703,826
                                           --------------

               PRINTING AND PUBLISHING -- 0.5%
      80,000   Gannett Company, Inc. ...        4,836,800
                                           --------------

               REAL ESTATE DEVELOPMENT AND
                 SERVICES -- 0.9%
     181,750   Brookfield Asset
                 Management,
                 Inc. -- Class A
                 (Canada)(8)...........         8,756,715
                                           --------------

               REAL ESTATE INVESTMENT TRUSTS -- 2.3%
      56,100   American Home Mortgage
                 Investment Corp.(8)...         1,970,232
     210,000   Anthracite Capital,
                 Inc. .................         2,673,300
       3,039   Boston Properties,
                 Inc. .................           340,003
      24,724   Crescent Real Estate
                 Equities Company......           488,299
      60,000   Entertainment Properties
                 Trust.................         3,506,400
      21,894   Equity Residential.......        1,111,121

                       See notes to financial statements.

                             MID-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

      84,700   Hospitality Properties
                 Trust.................    $    4,025,791
     114,600   HRPT Properties Trust....        1,415,310
     113,900   Innkeepers USA Trust.....        1,765,450
      27,700   PS Business Parks,
                 Inc. .................         1,958,667
      38,998   RAIT Investment Trust....        1,344,651
      22,634   Rayonier, Inc. ..........          929,126
                                           --------------
                                               21,528,350
                                           --------------

               RETAIL -- 1.9%
      61,000   Borders Group, Inc.(8)...        1,363,350
     445,400   Dollar Tree Stores,
                 Inc.*.................        13,406,540
      31,245   Family Dollar Stores,
                 Inc. .................           916,416
      25,339   Federated Department
                 Stores, Inc. .........           966,176
      20,000   JC Penney Company,
                 Inc.(8)...............         1,547,200
                                           --------------
                                               18,199,682
                                           --------------

               RETAIL: RESTAURANTS -- 1.2%
      84,500   Ruby Tuesday, Inc.(8)....        2,318,680
     151,700   YUM! Brands, Inc. .......        8,919,960
                                           --------------
                                               11,238,640
                                           --------------

               RETAIL: SUPERMARKETS -- 0.2%
      45,500   SUPERVALU, Inc. .........        1,626,625
                                           --------------

               RUBBER PRODUCTS -- 0.2%
      94,600   The Goodyear Tire &
                 Rubber Company*(8)....         1,985,654
                                           --------------

               SCIENTIFIC AND TECHNICAL
                 INSTRUMENTS -- 0.9%
     365,600   PerkinElmer, Inc. .......        8,127,288
                                           --------------

               SEMICONDUCTORS -- 2.2%
      37,273   Intersil Corp. -- Class
                 A(8)..................           891,570
   1,172,200   LSI Logic Corp.*(8)......       10,549,800
      16,481   Microchip Technology,
                 Inc. .................           538,929
      51,176   National Semiconductor
                 Corp. ................         1,161,695
      49,200   Novellus Systems,
                 Inc.*(8)..............         1,693,464
     290,000   STMicroelectronics NV
                 (the Netherlands)(8)..         5,336,000
                                           --------------
                                               20,171,458
                                           --------------

               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 0.9%
     114,514   CenturyTel, Inc. ........        4,999,681
      40,595   Citizens Communications
                 Company...............           583,350
       4,467   Embarq Corp. ............          234,786
      95,221   Qwest Communications
                 International,
                 Inc.*(8)..............           797,000
      91,405   Tellabs, Inc.*...........          937,815
      67,539   Windstream Corp. ........          960,405
                                           --------------
                                                8,513,037
                                           --------------

               TOOLS -- 0.1%
      19,926   The Stanley Works........        1,002,079
                                           --------------

               TOYS -- 0.6%
      15,866   Hasbro, Inc. ............          432,349
     222,600   Mattel, Inc. ............        5,044,116
                                           --------------
                                                5,476,465
                                           --------------

               TRANSPORTATION -- 1.2%
      31,300   Arkansas Best Corp. .....        1,126,800
     116,712   CSX Corp. ...............        4,018,394
      73,700   Sabre Holdings
                 Corp. -- Class A......         2,350,293
      57,200   Swift Transportation
                 Company, Inc.*........         1,502,644
      57,500   YRC Worldwide, Inc.*(8)..        2,169,475
                                           --------------
                                               11,167,606
                                           --------------

               UTILITIES -- 10.9%
      70,400   AGL Resources, Inc. .....        2,739,264
      87,700   Allegheny Energy, Inc.*..        4,026,307
      73,100   Alliant Energy Corp. ....        2,760,987
     153,379   American Electric Power
                 Company, Inc. ........         6,530,878
     686,705   CMS Energy Corp.*(8).....       11,467,974
      17,587   Consolidated Edison,
                 Inc. .................           845,407
     133,453   Constellation Energy
                 Group.................         9,190,908
      24,109   DPL, Inc. ...............          669,748
      71,774   DTE Energy Company(8)....        3,474,579
      29,276   Edison International.....        1,331,472
      42,193   Energy East Corp. .......        1,046,386
     140,200   FPL Group, Inc.(8).......        7,629,684
      21,033   MDU Resources Group,
                 Inc. .................           539,286
      15,374   Mirant Corp.*............          485,357
     186,961   NiSource, Inc.(8)........        4,505,760
      27,900   OGE Energy Corp. ........        1,116,000
     242,800   PG&E Corp. ..............       11,491,724
     125,445   Pinnacle West Capital
                 Corp. ................         6,352,535
     325,237   PPL Corp. ...............       11,656,494
      24,800   Progress Energy, Inc. ...        1,217,184

                       See notes to financial statements.

                             MID-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               UTILITIES (CONTINUED)

     135,900   Puget Energy, Inc. ......   $    3,446,424
      28,661   Reliant Energy, Inc.*....          407,273
      13,158   SCANA Corp. .............          534,478
      16,358   Sempra Energy(8).........          915,557
     244,868   TECO Energy, Inc.(8).....        4,219,076
     200,588   Xcel Energy, Inc.(8).....        4,625,559
                                           --------------
                                              103,226,301
                                           --------------
               TOTAL COMMON STOCKS
                 (Cost $817,402,104)...       916,597,385
                                           --------------


  PRINCIPAL
  ---------
               CONVERTIBLE BONDS -- 0.0%
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES
$    251,000   Qwest Communications
                 International, Inc.,
                 3.50%, 11/15/25
                 (Cost $401,223).......           393,756
                                           --------------

               SHORT TERM COMMERCIAL PAPER -- 0.2%
   1,800,000   Ebury Financial, Ltd.
                 (Cayman Islands),
                 5.40%, 01/02/07
                 (Cost $1,799,190).....         1,799,190
                                           --------------

               SECURITIES LENDING COLLATERAL -- 12.7%
 118,672,540   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $118,672,540)...       118,672,540
                                           --------------
               TOTAL SECURITIES
                 (Cost $938,275,057)...     1,037,462,871
                                           --------------

               REPURCHASE AGREEMENTS -- 1.7%
$ 16,312,237   With Investors Bank and
                 Trust, dated 12/29/06,
                 4.76%, due 01/02/07,
                 repurchase proceeds at
                 maturity $16,320,864
                 (Collateralized by
                 various Fannie Mae
                 Adjustable Rate
                 Mortgages, 4.65%-
                 5.85%, due 03/25/33-
                 07/01/34 with a total
                 value of $14,238,224,
                 and Small Business
                 Administration, 8.13%,
                 due 01/25/24 with a
                 value of $2,889,625)
                 (Cost $16,312,237)....        16,312,237
                                           --------------
               Total
                 Investments -- 112.5%
                 (Cost $954,587,294)...     1,053,775,108
               Liabilities less other
                 assets -- (12.5)%.....      (116,800,903)
                                           --------------
               NET ASSETS -- 100.0%.....   $  936,974,205
                                           ==============




The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $956,340,133.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..   $108,267,335
Gross unrealized depreciation..    (10,832,360)
                                  ------------
Net unrealized appreciation....   $ 97,434,975
                                  ============



--------

See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2006



   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS -- 98.1%
              ADVERTISING -- 2.5%
    120,000   Lamar Advertising
                Company -- Class A*....    $  7,846,800
                                           ------------

              AGRICULTURE -- 1.2%
    168,000   The Mosaic Company*.......      3,588,480
                                           ------------

              AIRLINES -- 1.9%
    408,000   JetBlue Airways
                Corp.*(8)..............       5,793,600
                                           ------------

              APPAREL: MANUFACTURING AND RETAIL -- 2.5%
     76,000   Coach, Inc.*..............      3,264,960
     71,416   The Children's Place
                Retail Stores,
                Inc.*(8)...............       4,536,344
                                           ------------
                                              7,801,304
                                           ------------

              BUSINESS SERVICES AND SUPPLIES -- 6.2%
    124,000   Fiserv, Inc.*.............      6,500,080
     56,245   Fluor Corp.(8)............      4,592,404
     68,000   Global Payments, Inc. ....      3,148,400
     66,340   Manpower, Inc. ...........      4,970,856
                                           ------------
                                             19,211,740
                                           ------------

              CHEMICALS -- 2.2%
     94,000   Albemarle Corp. ..........      6,749,200
                                           ------------

              COMMERCIAL SERVICES -- 1.0%
     50,000   Alliance Data Systems
                Corp.*.................       3,123,500
                                           ------------

              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 7.8%
    298,000   Activision, Inc.*(8)......      5,137,520
     70,000   Cognizant Technology
                Solutions
                Corp. -- Class A*......       5,401,200
    155,961   FactSet Research Systems,
                Inc. ..................       8,808,677
    120,000   Network Appliance, Inc.*..      4,713,600
                                           ------------
                                             24,060,997
                                           ------------

              CONSTRUCTION SERVICES AND
                SUPPLIES -- 1.5%
    167,000   Chicago Bridge & Iron
                Company NV (the
                Netherlands)...........       4,565,780
                                           ------------

              CONSUMER GOODS AND SERVICES -- 3.9%
     77,000   Energizer Holdings,
                Inc.*..................       5,466,230
    161,620   Herbalife, Ltd.
                (Cayman Islands)*......       6,490,659
                                           ------------
                                             11,956,889
                                           ------------

              CORRECTIONAL FACILITIES -- 1.9%
    133,000   Corrections Corp. of
                America*...............       6,015,590
                                           ------------

              ENERGY SERVICES -- 2.0%
    123,800   McDermott International,
                Inc. (Panama)*.........       6,296,468
                                           ------------

              FINANCIAL SERVICES -- 6.0%
    240,000   Amvescap PLC (ADR) (United
                Kingdom)...............       5,916,000
    146,255   Lazard, Ltd. -- Class A
                (Bermuda)(8)...........       6,923,712
    132,470   T Rowe Price Group,
                Inc. ..................       5,798,212
                                           ------------
                                             18,637,924
                                           ------------

              INTERNET SERVICES -- 6.9%
     98,185   Akamai Technologies,
                Inc.(8)................       5,215,587
    120,000   Digital River, Inc.*......      6,694,800
     59,000   Equinix, Inc.*(8).........      4,461,580
     67,000   F5 Networks, Inc.*........      4,972,070
                                           ------------
                                             21,344,037
                                           ------------

              LEISURE AND RECREATION -- 2.6%
    230,015   Hilton Hotels Corp. ......      8,027,524
                                           ------------

              MANUFACTURING -- 4.3%
     79,000   Precision Castparts
                Corp. .................       6,184,120
    141,368   Roper Industries, Inc. ...      7,102,328
                                           ------------
                                             13,286,448
                                           ------------

              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 7.1%
     38,000   CR Bard, Inc. ............      3,152,860
    108,280   Hologic, Inc.*(8).........      5,119,478
     37,000   Intuitive Surgical,
                Inc.*(8)...............       3,548,300
     63,000   ResMed, Inc.*(8)..........      3,100,860
    221,445   VCA Antech, Inc.*.........      7,128,315
                                           ------------
                                             22,049,813
                                           ------------

              OIL, COAL AND GAS -- 5.5%
    129,075   Cameron International
                Corp.*.................       6,847,429
    127,000   Newfield Exploration
                Company*...............       5,835,650
    127,715   Southwestern Energy
                Company*(8)............       4,476,411
                                           ------------
                                             17,159,490
                                           ------------

              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 5.5%
    159,255   Celgene Corp.*............      9,161,940
    126,000   Shire PLC (ADR)
                (United Kingdom).......       7,781,760
                                           ------------
                                             16,943,700
                                           ------------

              REAL ESTATE DEVELOPMENT AND
                SERVICES -- 1.9%
    176,715   CB Richard Ellis Group,
                Inc. -- Class A*.......       5,866,938
                                           ------------


                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              RETAIL -- 3.9%
    114,862   GameStop Corp. -- Class
                A*(8)..................    $  6,330,045
    207,000   The TJX Companies, Inc. ..      5,895,360
                                           ------------
                                             12,225,405
                                           ------------

              RETAIL: SUPERMARKETS -- 1.0%
     93,000   Safeway, Inc. ............      3,214,080
                                           ------------

              SCIENTIFIC AND TECHNICAL
                INSTRUMENTS -- 7.9%
    232,000   Applera Corp. -- Applied
                Biosystems Group.......       8,512,080
     40,000   Mettler-Toledo
                International, Inc.*...       3,154,000
    139,000   Thermo Fisher Scientific,
                Inc.*..................       6,295,310
    130,000   Trimble Navigation,
                Ltd.*..................       6,594,900
                                           ------------
                                             24,556,290
                                           ------------

              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 9.2%
    213,921   American Tower
                Corp. -- Class A*......       7,974,975
    182,320   Crown Castle International
                Corp.*.................       5,888,936
     74,742   Harris Corp. .............      3,427,668
     96,000   NeuStar, Inc. -- Class
                A*.....................       3,114,240
    121,415   NII Holdings, Inc.*.......      7,823,983
                                           ------------
                                             28,229,802
                                           ------------

              TOYS -- 1.7%
    195,000   Hasbro, Inc. .............      5,313,750
                                           ------------
              TOTAL COMMON STOCKS
                (Cost $266,750,184)....     303,865,549
                                           ------------


 PRINCIPAL                                     VALUE
 ---------                                 ------------
              SECURITIES LENDING COLLATERAL -- 16.0%
$49,693,823   Securities Lending
                Collateral Investment
                (Note 4)
                (Cost $49,693,823).....    $ 49,693,823
                                           ------------
              TOTAL SECURITIES
                (Cost $316,444,007)....     353,559,372
                                           ------------

              REPURCHASE AGREEMENTS -- 2.0%
  6,350,435   With Investors Bank and
                Trust, dated 12/29/06,
                4.76%, due 01/02/07,
                repurchase proceeds at
                maturity $6,353,794
                (Collateralized by
                Small Business
                Administration, 9.13%,
                due 03/25/15, with a
                value of $6,667,957)
                (Cost $6,350,435)......       6,350,435
                                           ------------
              Total
                Investments -- 116.1%
                (Cost $322,794,442)....     359,909,807
              Liabilities less other
                assets -- (16.1)%......     (50,000,746)
                                           ------------
              NET ASSETS -- 100.0%......   $309,909,061
                                           ============



The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $322,807,910.

The following amounts are based on cost for federal income tax purposes:

     Gross unrealized
            appreciation..........   $38,690,012
     Gross unrealized
            depreciation..........    (1,588,115)
                                     -----------
     Net unrealized appreciation..   $37,101,897
                                     ===========



--------

See summary of footnotes and abbreviations to portfolios.




                       See notes to financial statements.

                            SMALL-CAP VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2006



   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS -- 99.6%
              AEROSPACE AND DEFENSE -- 2.4%
     49,154   Moog, Inc. -- Class A*....   $  1,877,191
     72,700   United Industrial Corp. ..      3,689,525
                                           ------------
                                              5,566,716
                                           ------------
              APPAREL: MANUFACTURING AND RETAIL -- 2.7%
    103,600   K-Swiss, Inc. -- Class A..      3,184,664
     38,772   Phillips-Van Heusen
                Corp. .................       1,945,191
    102,614   Stein Mart, Inc. .........      1,360,662
                                           ------------
                                              6,490,517
                                           ------------
              AUTOMOBILE: RETAIL -- 1.3%
    102,300   Sonic Automotive, Inc. ...      2,970,792
                                           ------------
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 4.6%
     44,300   BorgWarner, Inc. .........      2,614,586
     67,400   Oshkosh Truck Corp. ......      3,263,508
    224,499   Spartan Motors, Inc. .....      3,407,895
     51,300   Winnebago Industries,
                Inc.(8)................       1,688,283
                                           ------------
                                             10,974,272
                                           ------------
              BANKS -- 10.7%
     71,400   BankUnited Financial
                Corp. -- Class A.......       1,996,344
    203,200   Brookline Bancorp, Inc. ..      2,676,144
    105,500   Citizens Banking
                Corp. -- Michigan(8)...       2,795,750
    128,300   Corus Bankshares,
                Inc.(8)................       2,959,881
    209,800   First Commonwealth
                Financial Corp.(8).....       2,817,614
     85,300   Franklin Bank
                Corp. -- Houston,
                Texas*.................       1,752,062
     70,173   Oriental Financial Group,
                Inc. -- Puerto
                Rico(8)................         908,740
     40,600   Pacific Capital Bancorp...      1,363,348
     44,400   PFF Bancorp, Inc. ........      1,532,244
     21,300   Sterling Financial
                Corp. --  Spokane......         720,153
    118,500   Washington Federal,
                Inc. ..................       2,788,305
     88,400   Whitney Holding Corp. ....      2,883,608
                                           ------------
                                             25,194,193
                                           ------------
              BROADCAST SERVICES/MEDIA -- 1.1%
    206,400   Journal Communications,
                Inc. -- Class A........       2,602,704
                                           ------------
              BUSINESS SERVICES AND SUPPLIES -- 0.5%
     29,300   Administaff, Inc.(8)......      1,253,161
                                           ------------
              COLLECTIBLES -- 0.7%
     50,300   Sotheby's.................      1,560,306
                                           ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 3.2%
     55,500   Checkpoint Systems,
                Inc.*..................       1,121,100
    181,654   Digi International,
                Inc.*..................       2,505,009
     76,400   MTS Systems Corp. ........      2,950,568
     64,800   Smith Micro Software,
                Inc.*..................         919,512
                                           ------------
                                              7,496,189
                                           ------------
              CONSTRUCTION SERVICES AND
                SUPPLIES -- 3.8%
     60,100   Granite Construction,
                Inc. ..................       3,024,232
     40,700   Hovnanian Enterprises,
                Inc. -- Class A*(8)....       1,379,730
     26,500   Meritage Homes Corp.*.....      1,264,580
     46,200   Standard Pacific
                Corp.(8)...............       1,237,698
     46,900   Universal Forest Products,
                Inc. ..................       2,186,478
                                           ------------
                                              9,092,718
                                           ------------
              CONSUMER GOODS AND SERVICES -- 0.4%
     16,900   The Scotts Miracle-Gro
                Company -- Class A.....         872,885
                                           ------------
              DISTRIBUTION -- 1.0%
     51,353   Watsco, Inc. .............      2,421,807
                                           ------------
              DIVERSIFIED OPERATIONS AND
                SERVICES -- 0.8%
     40,300   ESCO Technologies, Inc.*..      1,831,232
                                           ------------
              EDUCATION -- 0.8%
     51,062   School Specialty,
                Inc.*(8)...............       1,914,314
                                           ------------
              ELECTRONICS -- 1.5%
     49,900   Benchmark Electronics,
                Inc.*..................       1,215,564
    147,500   Sonic Solutions*(8).......      2,404,250
                                           ------------
                                              3,619,814
                                           ------------
              ENGINEERING -- 0.5%
     29,100   URS Corp.*................      1,246,935
                                           ------------
              EQUIPMENT RENTAL AND LEASING -- 0.7%
     59,700   Aaron Rents, Inc. ........      1,718,166
                                           ------------
              FINANCIAL SERVICES -- 3.4%
     27,170   Accredited Home Lenders
                Holding Company*(8)....         741,198
     52,000   Asset Acceptance Capital
                Corp.*.................         874,640
    140,176   Calamos Asset Management,
                Inc. -- Class A........       3,760,922
     39,600   Eaton Vance Corp. ........      1,307,196
     41,893   Raymond James Financial,
                Inc. ..................       1,269,777
                                           ------------
                                              7,953,733
                                           ------------
              FOOD AND BEVERAGE -- 1.0%
     66,300   United Natural Foods,
                Inc.*(8)...............       2,381,496
                                           ------------
              FUNERAL SERVICES -- 1.3%
    293,800   Service Corp.
                International..........       3,011,450
                                           ------------

                       See notes to financial statements.

                            SMALL-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              INSURANCE -- 5.4%
     72,850   American Physicians
                Capital, Inc.*.........    $  2,916,914
     77,419   Delphi Financial Group,
                Inc. -- Class A........       3,132,373
     20,900   Philadelphia Consolidated
                Holding Corp.*.........         931,304
     12,900   Protective Life Corp. ....        612,750
     43,700   State Auto Financial
                Corp. .................       1,517,701
     90,600   The Commerce Group,
                Inc. ..................       2,695,350
     29,000   United Fire & Casualty
                Company................       1,022,250
                                           ------------
                                             12,828,642
                                           ------------
              INTERNET SERVICES -- 1.0%
     25,000   Digital River, Inc.*......      1,394,750
     60,200   eCollege.com, Inc.*(8)....        942,130
                                           ------------
                                              2,336,880
                                           ------------
              LEISURE AND RECREATION -- 2.0%
    101,492   The Marcus Corp. .........      2,596,165
     58,800   WMS Industries, Inc.*.....      2,049,768
                                           ------------
                                              4,645,933
                                           ------------
              MACHINERY -- 2.4%
    112,200   Applied Industrial
                Technologies, Inc. ....       2,951,982
     51,200   Bucyrus International,
                Inc. -- Class A........       2,650,112
                                           ------------
                                              5,602,094
                                           ------------
              MANUFACTURING -- 2.5%
     76,636   CIRCOR International,
                Inc. ..................       2,819,438
     60,900   FLIR Systems, Inc.*(8)....      1,938,447
     63,800   Hexcel Corp.*(8)..........      1,110,758
                                           ------------
                                              5,868,643
                                           ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 11.3%
     41,100   AMERIGROUP Corp.*.........      1,475,079
     45,800   Centene Corp.*............      1,125,306
     16,600   Covance, Inc.*............        977,906
     40,900   Healthways, Inc.*(8)......      1,951,339
     88,700   Immucor, Inc.*............      2,592,701
     73,300   Magellan Health Services,
                Inc.*..................       3,168,026
     74,700   Matria Healthcare,
                Inc.*(8)...............       2,146,131
     75,800   Owens & Minor, Inc.(8)....      2,370,266
     75,700   Sunrise Senior Living,
                Inc.*..................       2,325,504
    120,500   Syneron Medical, Ltd.
                (Israel)*(8)...........       3,269,165
     53,150   United Surgical Partners
                International, Inc.*...       1,506,803
     78,200   West Pharmaceutical
                Services, Inc. ........       4,006,186
                                           ------------
                                             26,914,412
                                           ------------
              OFFICE EQUIPMENT, SUPPLIES, AND
                SERVICES -- 1.3%
    141,800   Global Imaging Systems,
                Inc.*..................       3,112,510
                                           ------------
              OIL, COAL AND GAS -- 10.9%
     32,200   Cabot Oil & Gas Corp. ....      1,952,930
     79,900   Frontier Oil Corp. .......      2,296,326
     44,039   Headwaters, Inc.*(8)......      1,055,174
     53,100   Holly Corp. ..............      2,729,340
     78,900   National Fuel Gas
                Company(8).............       3,040,806
     37,500   Oceaneering International,
                Inc.*..................       1,488,750
     22,800   ONEOK, Inc. ..............        983,136
     41,100   Penn Virginia Corp. ......      2,878,644
     36,300   Swift Energy Company*.....      1,626,603
     25,000   The Houston Exploration
                Company*...............       1,294,500
     57,000   Tidewater, Inc. ..........      2,756,520
     81,100   World Fuel Services
                Corp. .................       3,605,706
                                           ------------
                                             25,708,435
                                           ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 4.2%
    141,445   Exponent, Inc.*...........      2,639,363
    145,127   Mannatech, Inc.(8)........      2,137,721
    149,990   Perrigo Company...........      2,594,827
     71,900   PRA International*........      1,816,913
     53,500   Salix Pharmaceuticals,
                Ltd.*..................         651,095
     66,900   VaxGen, Inc.*.............        127,110
                                           ------------
                                              9,967,029
                                           ------------
              REAL ESTATE INVESTMENT TRUSTS -- 5.3%
     80,395   Getty Realty Corp.(8).....      2,484,206
     57,600   Healthcare Realty Trust,
                Inc. ..................       2,277,504
    109,700   National Retail
                Properties, Inc.(8)....       2,517,615
     63,100   Rayonier, Inc. ...........      2,590,255
     47,900   Sovran Self Storage,
                Inc. ..................       2,743,712
                                           ------------
                                             12,613,292
                                           ------------
              RETAIL -- 2.8%
    216,000   EZCORP, Inc. -- Class A*..      3,510,000
     20,200   Guitar Center, Inc.*......        918,292
     44,800   The Pantry, Inc.*(8)......      2,098,432
                                           ------------
                                              6,526,724
                                           ------------
              RETAIL: RESTAURANTS -- 1.0%
     30,250   Brinker International,
                Inc. ..................         912,340
     57,400   Sonic Corp.*..............      1,374,730
                                           ------------
                                              2,287,070
                                           ------------
              RETAIL: SUPERMARKETS -- 0.9%
     54,109   Weis Markets, Inc. .......      2,170,312
                                           ------------

                       See notes to financial statements.

                            SMALL-CAP VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              SCIENTIFIC AND TECHNICAL
                INSTRUMENTS -- 0.7%
     31,200   Itron, Inc.*..............   $  1,617,408
                                           ------------
              SEMICONDUCTORS -- 1.0%
    173,700   OmniVision Technologies,
                Inc.*(8)...............       2,371,005
                                           ------------
              TOOLS -- 0.4%
     21,200   Snap-on, Inc. ............      1,009,968
                                           ------------
              TRANSPORTATION -- 1.3%
     82,768   Arkansas Best Corp. ......      2,979,648
                                           ------------
              UTILITIES -- 2.8%
     76,900   American States Water
                Company................       2,969,878
     31,800   PNM Resources, Inc. ......        988,980
     64,500   UIL Holdings Corp. .......      2,721,255
                                           ------------
                                              6,680,113
                                           ------------
              TOTAL COMMON STOCKS
                (Cost $223,522,097)....     235,413,518
                                           ------------



 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 18.0%
$42,425,935   Securities Lending
                Collateral Investment
                (Note 4)
                (Cost $42,425,935).....      42,425,935
                                           ------------

              TOTAL SECURITIES
                (Cost $265,948,032)....     277,839,453
                                           ------------
              REPURCHASE AGREEMENTS -- 0.0%
     33,538   With Investors Bank and
                Trust, dated 12/29/06,
                4.76%, due 01/02/07,
                repurchase proceeds at
                maturity $33,555
                (Collateralized by
                Small Business
                Administration, 8.13%,
                due 04/25/27, with a
                value of $35,214) (Cost
                $33,538)...............          33,538
                                           ------------
              Total
                Investments -- 117.6%
                (Cost $265,981,570)....     277,872,991
              Liabilities less other
                assets -- (17.6)%......     (41,556,273)
                                           ------------
              NET ASSETS -- 100.0%......   $236,316,718
                                           ============






The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $266,403,112.

The following amounts are based on cost for federal income tax purposes:

     Gross unrealized
            appreciation..........   $19,367,277
     Gross unrealized
            depreciation..........    (7,897,398)
                                     -----------
     Net unrealized appreciation..   $11,469,879
                                     ===========



--------

See summary of footnotes and abbreviations to portfolios.




                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2006



   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS -- 97.9%
               ADVERTISING -- 0.3%
     112,100   Catalina Marketing
                 Corp. ................    $    3,082,750
                                           --------------

               AEROSPACE AND DEFENSE -- 0.8%
     121,820   BE Aerospace, Inc.*......        3,128,338
      34,180   HEICO Corp.(8)...........        1,327,209
       7,200   Innovative Solutions and
                 Support, Inc.*(8).....           122,616
       3,300   K&F Industries Holdings,
                 Inc.*.................            74,943
      84,950   Moog, Inc. -- Class A*...        3,244,241
      90,100   Orbital Sciences Corp.*..        1,661,444
      11,000   Teledyne Technologies,
                 Inc.*.................           441,430
       4,500   United Industrial
                 Corp. ................           228,375
                                           --------------
                                               10,228,596
                                           --------------

               AGRICULTURAL EQUIPMENT -- 0.0%
       7,900   Lindsay Corp. ...........          257,935
                                           --------------

               AIRLINES -- 0.7%
     238,950   AirTran Holdings,
                 Inc.*(8)..............         2,805,273
      14,900   Alaska Air Group, Inc.*..          588,550
      90,800   Continental Airlines,
                 Inc. -- Class B*(8)...         3,745,500
     220,400   ExpressJet Holdings,
                 Inc.*.................         1,785,240
       6,600   Republic Airways
                 Holdings, Inc.*.......           110,748
                                           --------------
                                                9,035,311
                                           --------------

               APPAREL: MANUFACTURING AND RETAIL -- 4.9%
     122,210   Cache, Inc.*.............        3,084,580
      67,710   Carter's, Inc.*..........        1,726,605
      45,900   Charlotte Russe Holding,
                 Inc.*.................         1,411,425
       2,150   Columbia Sportswear
                 Company...............           119,755
     129,200   Crocs, Inc.*(8)..........        5,581,440
      59,700   Deckers Outdoor
                 Corp.*(8).............         3,579,015
       6,800   Guess?, Inc.*............          431,324
     128,420   Iconix Brand Group,
                 Inc.*.................         2,490,064
      87,753   Jos A Bank Clothiers,
                 Inc.*(8)..............         2,575,551
      94,500   Kellwood Company(8)......        3,073,140
      43,000   Mothers Work, Inc.*......        1,693,770
     109,800   Payless ShoeSource,
                 Inc.*.................         3,603,636
     105,550   Phillips-Van Heusen
                 Corp. ................         5,295,444
     407,250   Quiksilver, Inc.*(8).....        6,414,187
       9,400   Skechers USA,
                 Inc. -- Class A*......           313,114
     160,500   Stage Stores, Inc. ......        4,877,595
     111,900   Stein Mart, Inc. ........        1,483,794
       8,700   Steven Madden, Ltd. .....          305,283
     131,200   The Cato Corp. -- Class
                 A.....................         3,005,792
       7,000   The Dress Barn, Inc.*....          163,310
      54,700   The Gymboree Corp.*......        2,087,352
      61,900   The Talbots, Inc. .......        1,491,790
     157,100   The Wet Seal,
                 Inc. -- Class A*......         1,047,857
      41,600   Urban Outfitters,
                 Inc.*(8)..............           958,048
      85,700   Wolverine World Wide,
                 Inc. .................         2,444,164
                                           --------------
                                               59,258,035
                                           --------------

               AUTOMOBILE: RENTAL -- 0.0%
      30,200   Hertz Global Holdings,
                 Inc.*.................           525,178
                                           --------------

               AUTOMOBILE: RETAIL -- 0.1%
      29,100   Group 1 Automotive,
                 Inc. .................         1,505,052
                                           --------------

               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 0.6%
      10,900   Accuride Corp.*..........          122,734
      65,800   Aftermarket Technology
                 Corp.*................         1,400,224
       6,300   Commercial Vehicle Group,
                 Inc.*.................           137,340
     120,010   Midas, Inc.*.............        2,760,230
      56,850   Modine Manufacturing
                 Company...............         1,422,956
      25,000   Standard Motor Products,
                 Inc. .................           374,500
      43,400   Winnebago Industries,
                 Inc.(8)...............         1,428,294
                                           --------------
                                                7,646,278
                                           --------------

               BANKS -- 6.1%
      10,310   1st Source Corp. ........          331,260
      78,000   AMCORE Financial, Inc. ..        2,548,260
      12,800   Ameris Bancorp...........          360,704
       1,400   Anchor BanCorp Wisconsin,
                 Inc. .................            40,348
       1,545   Arrow Financial Corp. ...           38,270
     141,200   Astoria Financial
                 Corp. ................         4,258,591
      17,900   BancFirst Corp. .........          966,600
      16,800   BancorpSouth, Inc. ......          450,576
       2,900   Bank Mutual Corp. .......           35,119
      12,875   Bank of Granite Corp. ...          244,239
       3,300   BankFinancial Corp. .....           58,773
      55,273   BankUnited Financial
                 Corp. -- Class A......         1,545,433
       7,000   Cadence Financial
                 Corp. ................           151,690
       7,100   Camden National Corp. ...          327,452
       1,800   Capital Corp of the
                 West..................            57,762

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)

       5,200   Center Financial Corp. ..   $      124,644
       9,200   Chittenden Corp. ........          282,348
       6,300   Citizens Banking
                 Corp. -- Michigan(8)..           166,950
       1,400   Citizens First Bancorp,
                 Inc. .................            43,036
      25,500   City Bank -- Lynwood,
                 Washington............           912,900
      19,400   City Holding Company.....          793,266
       2,900   Coastal Financial
                 Corp. ................            48,575
      18,100   Columbia Banking System,
                 Inc. .................           635,672
       2,200   Community Bancorp*.......           66,418
      13,500   Community Bank System,
                 Inc. .................           310,500
      10,300   Community Trust Bancorp,
                 Inc. .................           427,759
      81,900   Corus Bankshares,
                 Inc.(8)...............         1,889,433
      27,800   Dime Community
                 Bancshares............           389,478
      65,700   East West Bancorp,
                 Inc. .................         2,327,094
       3,400   Financial Institutions,
                 Inc. .................            78,370
      12,500   First Charter Corp. .....          307,500
       5,100   First Citizens
                 Bancshares,
                 Inc. -- Class A.......         1,033,464
       1,500   First Community
                 Bancshares, Inc. .....            59,340
      68,300   First Financial
                 Bancorp(8)............         1,134,463
      19,200   First Financial
                 Bankshares, Inc. .....           803,712
       2,200   First Financial Corp. ...           77,990
      12,400   First Financial Holdings,
                 Inc. .................           485,832
      27,900   First Indiana Corp. .....          707,544
      63,750   First Midwest Bancorp,
                 Inc. .................         2,465,850
       2,900   First Place Financial
                 Corp. ................            68,121
       1,200   First Regional Bancorp*..           40,908
       4,100   First State Bancorp......          101,475
      39,700   Flagstar Bancorp, Inc. ..          589,148
     127,100   Fremont General
                 Corp.(8)..............         2,060,291
      38,699   Frontier Financial
                 Corp.(8)..............         1,131,172
       4,000   Great Southern Bancorp,
                 Inc.(8)...............           118,040
      39,700   Greater Bay Bancorp......        1,045,301
      38,400   Hancock Holding Company..        2,029,056
      14,075   Horizon Financial
                 Corp. ................           338,645
      12,200   Independent Bank
                 Corp. --
                 Massachusetts.........           439,566
       5,775   Independent Bank
                 Corp. -- Michigan.....           146,050
      13,800   Integra Bank Corp. ......          379,776
      81,000   International Bancshares
                 Corp. ................         2,503,710
       9,500   ITLA Capital Corp. ......          550,145
       7,000   Kearny Financial Corp. ..          112,420
      20,200   KNBT Bancorp, Inc. ......          337,946
       8,800   Lakeland Financial
                 Corp. ................           224,664
       1,650   Macatawa Bank Corp. .....           35,079
       2,400   MAF Bancorp, Inc. .......          107,256
       2,730   MainSource Financial
                 Group, Inc. ..........            46,246
      57,350   MB Financial, Inc. ......        2,156,934
       2,400   Nara Bancorp, Inc. ......           50,208
       3,399   National Penn Bancshares,
                 Inc. .................            68,830
       3,000   NBT Bancorp, Inc. .......           76,530
     145,050   NewAlliance Bancshares,
                 Inc. .................         2,378,820
      13,200   OceanFirst Financial
                 Corp. ................           302,676
       6,600   Old National Bancorp.....          124,872
      12,600   Old Second Bancorp,
                 Inc. .................           369,180
      43,500   Oriental Financial Group,
                 Inc. -- Puerto
                 Rico(8)...............           563,325
      90,700   Pacific Capital Bancorp..        3,045,705
       1,400   Park National Corp. .....          138,600
       3,400   Partners Trust Financial
                 Group, Inc. ..........            39,576
       3,400   People's Bancorp, Inc. ..          100,980
      42,600   PFF Bancorp, Inc. .......        1,470,126
       1,500   Preferred Bank -- Los
                 Angeles, California...            90,135
      33,080   PrivateBancorp, Inc.(8)..        1,377,120
       4,400   Provident Bankshares
                 Corp. ................           156,640
       1,400   Provident Financial
                 Holdings, Inc. .......            42,686
      26,200   S&T Bancorp, Inc. .......          908,354
       5,000   Sandy Spring Bancorp,
                 Inc. .................           190,900
      15,800   Santander
                 BanCorp -- Puerto
                 Rico(8)...............           282,030
       3,700   SCBT Financial Corp. ....          154,401
      13,700   Signature Bank*..........          424,426
       7,400   Simmons First National
                 Corp. -- Class A......           233,470
       4,900   Smithtown Bancorp,
                 Inc. .................           132,888
       6,450   Sterling Bancshares,
                 Inc. -- Texas.........            83,979
       7,500   Sterling Financial
                 Corp. --
                 Pennsylvania..........           177,525
      96,750   Sterling Financial
                 Corp. --  Spokane.....         3,271,117

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)

       9,500   Suffolk Bancorp..........   $      362,235
      76,500   SVB Financial Group*.....        3,566,429
      11,800   SY Bancorp, Inc. ........          330,400
       7,100   Taylor Capital Group,
                 Inc. .................           259,931
      36,300   TierOne Corp. ...........        1,147,443
      10,400   TrustCo Bank Corp. NY....          115,648
      43,300   Trustmark Corp. .........        1,416,343
       2,500   Univest Corp. of
                 Pennsylvania..........            76,200
      12,450   Union Bankshares Corp. ..          380,846
      39,000   United Bankshares,
                 Inc. .................         1,507,350
      24,200   United Community
                 Financial Corp. ......           296,208
      11,100   USB Holding Company,
                 Inc. .................           267,510
      13,000   Washington Trust Bancorp,
                 Inc. .................           362,570
       1,900   Wauwatosa Holdings,
                 Inc.*.................            33,858
       9,400   WesBanco, Inc. ..........          315,182
       3,000   West Bancorp.............           53,340
      11,300   West Coast Bancorp.......          391,432
      45,050   Westamerica Bancorp......        2,280,882
       6,700   Western Alliance
                 Bancorp*..............           232,959
      20,450   Wintrust Financial
                 Corp. ................           982,009
      15,700   WSFS Financial Corp. ....        1,050,801
                                           --------------
                                               73,233,839
                                           --------------

               BROADCAST SERVICES/MEDIA -- 0.6%
       2,900   4Kids Entertainment,
                 Inc.*.................            52,838
      83,300   Citadel Broadcasting
                 Company...............           829,668
      69,150   CKX, Inc.*(8)............          811,130
      71,300   Cumulus Media,
                 Inc. -- Class A*......           740,807
      46,400   Entercom Communications
                 Corp. ................         1,307,552
      12,200   Gray Television, Inc. ...           89,426
     107,900   Martha Stewart Living
                 Omnimedia,
                 Inc. -- Class A(8)....         2,363,010
      95,700   Sinclair Broadcast Group,
                 Inc. -- Class A.......         1,004,850
      15,400   Westwood One, Inc. ......          108,724
                                           --------------
                                                7,308,005
                                           --------------

               BUSINESS SERVICES AND SUPPLIES -- 3.7%
      48,400   Acxiom Corp. ............        1,241,460
      49,350   Administaff, Inc.(8).....        2,110,700
      17,400   Ambassadors Group,
                 Inc. .................           528,090
     114,978   Barrett Business
                 Services, Inc. .......         2,692,785
     136,000   CSG Systems
                 International, Inc.*..         3,635,280
      16,800   Diamond Management &
                 Technology
                 Consultants, Inc. ....           208,992
      38,200   First Consulting Group,
                 Inc.*.................           525,632
     156,370   FirstService Corp.
                 (Canada)*.............         3,612,147
      22,400   Forrester Research,
                 Inc.*.................           607,264
      94,700   Global Payments, Inc. ...        4,384,609
      14,700   Heidrick & Struggles
                 International, Inc.*..           622,692
      10,500   Huron Consulting Group,
                 Inc.*.................           476,070
      63,500   John H Harland
                 Company(8)............         3,187,700
     101,000   LightBridge, Inc.*.......        1,367,540
      66,450   MAXIMUS, Inc. ...........        2,045,331
      98,400   MoneyGram International,
                 Inc.(8)...............         3,085,824
      65,930   Portfolio Recovery
                 Associates, Inc.*(8)..         3,078,272
     106,500   Spherion Corp.*..........          791,295
     136,400   Symyx Technologies,
                 Inc.*.................         2,944,876
      80,100   TeleTech Holdings,
                 Inc.*.................         1,912,788
      10,700   The Corporate Executive
                 Board Company(8)......           938,390
      93,800   UniFirst Corp. ..........        3,602,858
      22,500   Vertrue, Inc.*...........          864,225
                                           --------------
                                               44,464,820
                                           --------------

               CHEMICALS -- 1.5%
      76,900   Compass Minerals
                 International, Inc. ..         2,426,964
      92,700   HB Fuller Company........        2,393,514
      25,100   Innospec, Inc. ..........        1,168,405
      77,300   OM Group, Inc.*..........        3,500,144
      30,300   Pioneer Companies,
                 Inc.*.................           868,398
      75,000   PolyOne Corp.*...........          562,500
      67,200   Spartech Corp. ..........        1,761,984
     121,100   Tetra Tech, Inc.*........        2,190,699
      51,600   The Valspar Corp. .......        1,426,224
      80,500   US BioEnergy Corp.*......        1,368,500
      30,800   Westlake Chemical
                 Corp.(8)..............           966,504
                                           --------------
                                               18,633,836
                                           --------------

               COMMERCIAL SERVICES -- 0.5%
       9,800   Central Parking
                 Corp.(8)..............           176,400
       7,800   Coinmach Service
                 Corp. -- Class A......            92,820

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               COMMERCIAL SERVICES (CONTINUED)

      13,300   DynCorp International,
                 Inc. -- Class A*......    $      211,071
     130,880   HMS Holdings Corp.*......        1,982,832
       3,700   ICT Group, Inc.*.........          116,883
      26,400   Jackson Hewitt Tax
                 Service, Inc. ........           896,808
       7,500   Standard Parking Corp.*..          288,075
      63,670   Steiner Leisure, Ltd.
                 (Bahama Islands)*.....         2,896,985
                                           --------------
                                                6,661,874
                                           --------------

               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 5.9%
     162,920   Advent Software,
                 Inc.*(8)..............         5,749,447
     105,900   Agilysys, Inc. ..........        1,772,766
      76,100   Altiris, Inc.*...........        1,931,418
      64,230   American Reprographics
                 Company*..............         2,139,501
      18,800   Ansoft Corp.*............          522,640
      22,600   Aspen Technology,
                 Inc.*(8)..............           249,052
      27,600   Avocent Corp.*(8)........          934,260
      27,500   Black Box Corp. .........        1,154,725
       8,200   Blackbaud, Inc. .........          213,200
     239,300   Brocade Communications
                 Systems, Inc.*........         1,964,653
     117,050   Checkpoint Systems,
                 Inc.*.................         2,364,410
      12,800   COMSYS IT Partners,
                 Inc.*.................           258,688
     164,740   Concur Technologies,
                 Inc.*(8)..............         2,642,430
     155,080   Cray, Inc.*..............        1,842,350
      15,000   Digi International,
                 Inc.*.................           206,850
      61,100   Digimarc Corp.*..........          538,902
      90,700   Electronics For Imaging,
                 Inc.*.................         2,410,806
      12,950   FactSet Research Systems,
                 Inc. .................           731,416
       9,800   IHS, Inc. -- Class A*....          386,904
      66,900   Imation Corp. ...........        3,106,167
       5,700   Infocrossing, Inc.*(8)...           92,910
       6,300   Interactive Intelligence,
                 Inc.*.................           141,246
       7,100   Isilon Systems, Inc. ....          195,960
      46,200   Jack Henry & Associates,
                 Inc. .................           988,680
       6,800   JDA Software Group,
                 Inc.*.................            93,636
      89,600   Keane, Inc.*.............        1,067,136
      30,577   L-1 Identity Solutions,
                 Inc.*(8)..............           462,630
      43,900   Manhattan Associates,
                 Inc.*.................         1,320,512
      82,300   Mentor Graphics Corp.*...        1,483,869
      30,800   MicroStrategy,
                 Inc. -- Class A*(8)...         3,511,508
      45,800   MTS Systems Corp. .......        1,768,796
     357,900   Red Hat, Inc.*(8)........        8,231,699
       3,700   SPSS, Inc.*..............          111,259
     139,500   Sybase, Inc.*............        3,445,650
     123,800   Sykes Enterprises,
                 Inc.*.................         2,183,832
      49,000   Synaptics, Inc.*.........        1,454,810
      46,200   Systems Xcellence, Inc.
                 (Canada)*.............           931,854
     135,000   THQ, Inc.*(8)............        4,390,200
      26,600   Transaction Systems
                 Architects,
                 Inc. -- Class A*......           866,362
      10,600   Tyler Technologies,
                 Inc.*.................           149,036
      22,800   Western Digital Corp.*...          466,488
     420,800   Wind River Systems,
                 Inc.*(8)..............         4,313,200
      76,400   Xyratex, Ltd.
                 (Bermuda)*............         1,648,712
                                           --------------
                                               70,440,570
                                           --------------

               CONSTRUCTION SERVICES AND SUPPLIES -- 2.4%
      22,000   BlueLinx Holdings,
                 Inc. .................           228,800
       2,200   Brookfield Homes
                 Corp.(8)..............            82,610
      38,000   Eagle Materials, Inc. ...        1,642,740
      27,200   Granite Construction,
                 Inc. .................         1,368,704
      88,150   Hovnanian Enterprises,
                 Inc. -- Class A*(8)...         2,988,285
      81,200   Matrix Service Company*..        1,307,320
     101,000   Meritage Homes Corp.*....        4,819,720
      90,650   Simpson Manufacturing
                 Company, Inc.(8)......         2,869,073
     130,400   Standard Pacific
                 Corp.(8)..............         3,493,416
      93,510   Team, Inc.*..............        3,256,953
      56,825   Technical Olympic USA,
                 Inc. .................           577,910
       9,000   The Ryland Group,
                 Inc.(8)...............           491,580
     104,550   Trex Company, Inc.*(8)...        2,393,150
      24,600   Washington Group
                 International, Inc.*..         1,470,834
     106,650   WCI Communities,
                 Inc.*(8)..............         2,045,547
                                           --------------
                                               29,036,642
                                           --------------

               CONSUMER GOODS AND SERVICES -- 3.1%
       6,200   Blyth, Inc. .............          128,650
      57,400   Central Garden & Pet
                 Company*..............         2,779,308
      27,100   Chattem, Inc.*(8)........        1,357,168
      15,600   FTD Group, Inc.*.........          279,084
     129,050   Helen Of Troy, Ltd.
                 (Bermuda)*............         3,130,753
      45,150   Herbalife, Ltd.
                 (Cayman Islands)*.....         1,813,224

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               CONSUMER GOODS AND SERVICES (CONTINUED)

      83,100   NBTY, Inc.*..............   $    3,454,467
      65,500   Nutri/System, Inc.*(8)...        4,152,045
     137,300   Playtex Products, Inc.*..        1,975,747
      19,700   Prestige Brands Holdings,
                 Inc.*.................           256,494
     145,040   Rollins, Inc. ...........        3,206,834
     203,450   Tempur-Pedic
                 International,
                 Inc.*(8)..............         4,162,587
      69,300   The Scotts Miracle-Gro
                 Company -- Class A....         3,579,345
     123,950   The Yankee Candle
                 Company, Inc. ........         4,249,006
      76,199   Vector Group, Ltd.(8)....        1,352,532
       1,900   WD-40 Company............           66,253
      30,250   Weight Watchers
                 International, Inc. ..         1,589,033
                                           --------------
                                               37,532,530
                                           --------------

               CONTAINERS AND PACKAGING -- 0.0%
       3,300   Greif, Inc. -- Class A...          390,720
                                           --------------

               DISTRIBUTION -- 1.0%
      60,570   Central European
                 Distribution Corp.*...         1,798,929
      17,600   Houston Wire & Cable
                 Company*(8)...........           367,840
      61,450   United Stationers,
                 Inc.*.................         2,869,101
     108,750   Universal Corp. .........        5,329,837
      46,800   Watsco, Inc. ............        2,207,088
                                           --------------
                                               12,572,795
                                           --------------

               DIVERSIFIED OPERATIONS AND
                 SERVICES -- 0.4%
      30,600   Compass Diversified
                 Trust.................           524,790
      66,700   LandAmerica Financial
                 Group, Inc.(8)........         4,209,437
      14,800   Resource America,
                 Inc. -- Class A.......           390,720
                                           --------------
                                                5,124,947
                                           --------------

               EDUCATION -- 0.2%
      58,700   School Specialty,
                 Inc.*(8)..............         2,200,663
       3,800   Strayer Education,
                 Inc. .................           402,990
                                           --------------
                                                2,603,653
                                           --------------

               ELECTRONICS -- 2.8%
     110,899   Belden CDT, Inc. ........        4,335,041
     107,800   Benchmark Electronics,
                 Inc.*.................         2,626,008
     493,150   Flextronics
                 International, Ltd.
                 (Singapore)*..........         5,661,361
      40,050   Harman International
                 Industries, Inc. .....         4,001,396
       2,900   Littelfuse, Inc.*........           92,452
     128,300   Micrel, Inc.*............        1,383,074
     198,800   Nam Tai Electronics, Inc.
                 (British Virgin
                 Islands)..............         3,019,772
      39,100   Park Electrochemical
                 Corp. ................         1,002,915
     597,950   Sanmina-SCI Corp.*.......        2,062,928
     563,100   Solectron Corp.*.........        1,813,182
      58,650   Sonic Solutions*(8)......          955,995
     111,780   SRS Labs, Inc.*..........        1,209,460
     138,450   Synopsys, Inc.*..........        3,700,769
      22,700   Technitrol, Inc. ........          542,303
     143,800   TTM Technologies, Inc.*..        1,629,254
                                           --------------
                                               34,035,910
                                           --------------

               ENERGY SERVICES -- 0.3%
      27,850   Energy Conversion
                 Devices, Inc.*(8).....           946,343
      53,300   SunPower Corp. -- Class
                 A*(8).................         1,981,161
      38,000   VeraSun Energy
                 Corp.*(8).............           750,500
                                           --------------
                                                3,678,004
                                           --------------

               ENGINEERING -- 0.3%
      10,700   EMCOR Group, Inc.*.......          608,295
      72,750   URS Corp.*...............        3,117,338
                                           --------------
                                                3,725,633
                                           --------------

               ENVIRONMENTAL WASTE MANAGEMENT AND
                 RECYCLING SERVICES -- 0.5%
     261,800   Allied Waste Industries,
                 Inc.*.................         3,217,522
      60,400   Metal Management, Inc. ..        2,286,140
                                           --------------
                                                5,503,662
                                           --------------

               EQUIPMENT RENTAL AND LEASING -- 0.4%
      75,300   Aaron Rents, Inc.(8) ....        2,167,134
     103,500   Rent-A-Center, Inc.*.....        3,054,285
                                           --------------
                                                5,221,419
                                           --------------

               FINANCIAL SERVICES -- 5.3%
      46,750   Accredited Home Lenders
                 Holding Company*(8)...         1,275,340
      18,950   Affiliated Managers
                 Group, Inc.*(8).......         1,992,214
     219,100   Asset Acceptance Capital
                 Corp.*................         3,685,262
      96,900   ASTA Funding, Inc.(8)....        2,949,636

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)

      87,483   Calamos Asset Management,
                 Inc. -- Class A.......    $    2,347,169
     292,550   E*TRADE Financial
                 Corp.*................         6,558,971
     129,850   Eaton Vance Corp. .......        4,286,349
      31,600   Federal Agricultural
                 Mortgage
                 Corp. -- Class C......           857,308
       8,800   Federated Investors,
                 Inc. -- Class B.......           297,264
      12,300   Financial Federal
                 Corp. ................           361,743
       1,400   GAMCO Investors,
                 Inc. -- Class A.......            53,844
      79,590   Greenhill & Company,
                 Inc.(8)...............         5,873,741
      21,940   International Securities
                 Exchange Holdings,
                 Inc.(8)...............         1,026,573
      91,620   Investment Technology
                 Group, Inc.*..........         3,928,666
     268,300   Jefferies Group, Inc. ...        7,195,805
     253,300   Knight Capital Group,
                 Inc. -- Class A*......         4,855,760
      19,500   Morningstar, Inc.*.......          878,475
      92,970   NewStar Financial,
                 Inc.*.................         1,715,297
      18,150   Nuveen
                 Investments -- Class
                 A.....................           941,622
     100,900   Ocwen Financial Corp.*...        1,600,274
      53,010   optionsXpress Holdings,
                 Inc. .................         1,202,797
     148,050   Raymond James Financial,
                 Inc. .................         4,487,395
      19,500   Susquehanna Bancshares,
                 Inc. .................           524,160
      17,050   The Student Loan Corp. ..        3,534,465
     119,750   TradeStation Group,
                 Inc.*.................         1,646,563
       1,400   US Global Investors,
                 Inc. -- Class A*(8)...            94,150
      41,100   W Holding Company,
                 Inc. -- Puerto
                 Rico(8)...............           244,956
                                           --------------
                                               64,415,799
                                           --------------

               FOOD AND BEVERAGE -- 0.6%
      38,900   Boston Beer Company,
                 Inc. -- Class A*......         1,399,622
       1,500   Coca-Cola Bottling
                 Company...............           102,645
       1,900   Farmer Brothers Company..           40,565
     108,900   Lance, Inc. .............        2,186,712
      36,400   Nash Finch Company(8)....          993,720
       5,400   Ralcorp Holdings, Inc.*..          274,806
       7,400   Reddy Ice Holdings,
                 Inc. .................           191,068
     235,940   SunOpta, Inc.
                 (Canada)*(8)..........         2,076,272
                                           --------------
                                                7,265,410
                                           --------------

               INSURANCE -- 4.2%
      26,800   American Physicians
                 Capital, Inc.*........         1,073,072
     211,454   Amerisafe, Inc.*.........        3,269,079
     216,110   AmTrust Financial
                 Services, Inc.(8).....         1,847,741
     208,000   Assured Guaranty, Ltd.
                 (Bermuda).............         5,532,800
     156,925   Delphi Financial Group,
                 Inc. -- Class A.......         6,349,185
       1,400   EMC Insurance Group,
                 Inc. .................            47,768
       3,800   FBL Financial Group,
                 Inc. -- Class A.......           148,504
      95,570   First Mercury Financial
                 Corp.*................         2,247,806
       4,800   FPIC Insurance Group,
                 Inc.*(8)..............           187,056
       5,700   Horace Mann Educators
                 Corp. ................           115,140
      32,600   Infinity Property &
                 Casualty Corp. .......         1,577,514
      41,400   IPC Holdings, Ltd.
                 (Bermuda).............         1,302,030
       1,800   James River Group,
                 Inc.*.................            58,176
         450   National Western Life
                 Insurance
                 Company -- Class A....           103,563
       8,900   Ohio Casualty Corp. .....          265,309
      35,700   OneBeacon Insurance
                 Group, Ltd.
                 (Bermuda)*............           999,600
     127,608   Philadelphia Consolidated
                 Holding Corp.*........         5,686,212
     108,350   Platinum Underwriters
                 Holdings, Ltd.
                 (Bermuda).............         3,352,349
      25,900   Presidential Life
                 Corp. ................           568,505
      54,450   Protective Life Corp. ...        2,586,375
      47,200   Safety Insurance Group,
                 Inc. .................         2,393,512
     110,290   Security Capital
                 Assurance, Ltd.
                 (Bermuda).............         3,069,371
      90,100   State Auto Financial
                 Corp. ................         3,129,173
      53,400   United Fire & Casualty
                 Company...............         1,882,350
     133,900   Universal American
                 Financial Corp.*......         2,495,896
       6,700   Zenith National Insurance
                 Corp. ................           314,297
                                           --------------
                                               50,602,383
                                           --------------

               INTERNET SERVICES -- 3.5%
     165,550   aQuantive, Inc.*.........        4,082,462
      88,750   CheckFree Corp.*(8)......        3,564,200
     301,530   CNET Networks, Inc.*(8)..        2,740,908

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               INTERNET SERVICES (CONTINUED)

      16,670   Ctrip.com International,
                 Ltd. (ADR) (Cayman
                 Islands)(8)...........    $    1,041,542
      66,960   DealerTrack Holdings,
                 Inc.*.................         1,969,963
       4,000   Digital River, Inc.*.....          223,160
     200,600   EarthLink, Inc.*.........        1,424,260
      21,514   Equinix, Inc.*(8)........        1,626,889
     198,400   eResearch Technology,
                 Inc.*(8)..............         1,335,232
     116,740   j2 Global Communications,
                 Inc.*(8)..............         3,181,165
     166,659   Marchex, Inc. -- Class
                 B*(8).................         2,229,897
     407,500   Move, Inc.*..............        2,245,325
     263,180   Online Resources Corp.*..        2,687,068
     108,200   Perficient, Inc.*........        1,775,562
      45,200   Priceline.com, Inc.*(8)..        1,971,172
      94,570   RADVision, Ltd.
                 (Israel)*.............         1,898,966
     129,000   RealNetworks, Inc.*......        1,411,260
     221,800   SonicWALL, Inc.*.........        1,867,556
       8,400   TheStreet.com, Inc. .....           74,760
     191,200   United Online, Inc.(8)...        2,539,136
      64,140   WebEx Communications,
                 Inc.*(8)..............         2,237,845
                                           --------------
                                               42,128,328
                                           --------------

               LEISURE AND RECREATION -- 1.7%
     298,460   Century Casinos, Inc.*...        3,330,814
     121,200   Dover Downs Gaming &
                 Entertainment, Inc. ..         1,620,444
      11,800   Interstate Hotels &
                 Resorts, Inc.*........            88,028
      53,710   Life Time Fitness,
                 Inc.*.................         2,605,472
     107,300   Live Nation, Inc.*.......        2,403,520
      69,700   Monarch Casino & Resort,
                 Inc.*.................         1,664,436
      44,650   Pinnacle Entertainment,
                 Inc.*.................         1,479,701
     132,920   Scientific Games
                 Corp. -- Class A*.....         4,018,171
     100,630   The9, Ltd. (ADR) (Cayman
                 Islands)*(8)..........         3,242,299
                                           --------------
                                               20,452,885
                                           --------------

               MACHINERY -- 1.5%
      10,500   Applied Industrial
                 Technologies, Inc. ...           276,255
     115,025   Bucyrus International,
                 Inc. -- Class A(8)....         5,953,694
       3,800   Chart Industries, Inc.*..           61,598
      11,700   Columbus McKinnon
                 Corp.*................           245,934
     233,204   Flow International
                 Corp.*(8).............         2,569,908
      28,900   Intevac, Inc.*...........          749,955
     104,850   Joy Global, Inc. ........        5,068,449
      11,500   Middleby Corp.*(8).......        1,203,705
       6,000   Nordson Corp. ...........          298,980
      29,290   Regal-Beloit Corp. ......        1,538,018
                                           --------------
                                               17,966,496
                                           --------------

               MANUFACTURING -- 4.2%
      97,950   Acuity Brands, Inc. .....        5,097,318
       4,600   AEP Industries, Inc.*....          245,226
      81,300   Albany International
                 Corp. -- Class A(8)...         2,675,583
      12,300   American Woodmark
                 Corp.(8)..............           514,755
      58,800   AO Smith Corp. ..........        2,208,528
      52,450   AptarGroup, Inc. ........        3,096,648
       1,400   AZZ, Inc.*...............           71,680
      79,500   Carlisle Companies,
                 Inc. .................         6,240,750
      52,900   Ceradyne, Inc.*(8).......        2,988,850
       7,800   CIRCOR International,
                 Inc. .................           286,962
       5,200   Coherent, Inc.*..........          164,164
     137,650   Deswell Industries, Inc.
                 (Hong Kong)...........         1,569,210
       5,200   EnPro Industries, Inc.*..          172,692
     152,950   FLIR Systems, Inc.*(8)...        4,868,399
      44,000   Freightcar America,
                 Inc.(8)...............         2,439,800
      47,600   Harsco Corp. ............        3,622,360
     200,000   Hexcel Corp.*(8).........        3,482,000
      24,700   Kaydon Corp. ............          981,578
      10,100   LSI Industries, Inc. ....          200,485
      98,900   Matthews International
                 Corp. -- Class A......         3,891,715
      56,000   PW Eagle, Inc.(8)........        1,932,000
       1,900   RBC Bearings, Inc.*......           54,454
      18,700   Rofin-Sinar Technologies,
                 Inc.*.................         1,130,602
     108,700   The Timken Company.......        3,171,866
                                           --------------
                                               51,107,625
                                           --------------

               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 7.9%
     182,930   American Medical Systems
                 Holdings, Inc.*.......         3,387,864
     201,000   AMERIGROUP Corp.*........        7,213,889
     176,100   AMN Healthcare Services,
                 Inc.*.................         4,849,794
     133,700   AmSurg Corp.*(8).........        3,075,100
     152,326   AngioDynamics, Inc.*.....        3,273,486

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                 (CONTINUED)

      89,200   Apria Healthcare Group,
                 Inc.*.................    $    2,377,180
      43,210   ArthroCare Corp.*(8).....        1,724,943
      28,300   Bruker BioSciences
                 Corp.*................           212,533
     195,500   Centene Corp.*...........        4,803,435
       7,000   Conceptus, Inc.*.........          149,030
      87,600   Covance, Inc.*...........        5,160,515
      84,210   Cutera, Inc.*............        2,273,670
      15,700   DJO, Inc.*...............          672,274
     359,450   Five Star Quality Care,
                 Inc.*(8)..............         4,007,868
      54,200   Haemonetics Corp.*.......        2,440,084
     147,200   Healthspring, Inc.*......        2,995,520
      75,850   Healthways, Inc.*(8).....        3,618,804
      50,200   ICON PLC (ADR)
                 (Ireland)*............         1,892,540
      17,700   ICU Medical, Inc.*.......          720,036
       8,600   inVentiv Health, Inc.*...          304,010
      35,250   Kyphon, Inc.*(8).........        1,424,100
     275,250   LeMaitre Vascular,
                 Inc.*.................         1,651,500
      23,600   Lincare Holdings, Inc.*..          940,224
      61,800   Luminex Corp.*...........          784,860
      29,600   Magellan Health Services,
                 Inc.*.................         1,279,312
       5,800   MedCath Corp.*...........          158,688
       8,100   Meridian Bioscience,
                 Inc. .................           198,693
     133,950   Micrus Endovascular
                 Corp.*................         2,555,766
      25,800   Molina Healthcare,
                 Inc.*.................           838,758
      36,100   Nighthawk Radiology
                 Holdings, Inc.*(8)....           920,550
     228,653   NovaMed, Inc.*...........        1,730,903
      80,630   NuVasive, Inc.*..........        1,862,553
     441,910   Orthovita, Inc.*.........        1,604,133
      82,371   PolyMedica Corp.(8)......        3,328,612
      28,500   PSS World Medical,
                 Inc.*(8)..............           556,605
      49,080   ResMed, Inc.*(8).........        2,415,718
      48,600   STERIS Corp. ............        1,223,262
      94,200   Sunrise Senior Living,
                 Inc.*.................         2,893,824
      37,900   Techne Corp.*............        2,101,555
       7,800   The Advisory Board
                 Company*..............           417,612
      71,550   The Cooper Companies,
                 Inc. .................         3,183,975
     283,570   The Spectranetics
                 Corp.*................         3,201,505
      10,300   Universal Health
                 Services,
                 Inc. -- Class B.......           570,929
      52,350   Vital Images, Inc.*......        1,821,780
      14,210   Vital Signs, Inc. .......          709,363
      16,000   Zoll Medical Corp.*......          931,840
                                           --------------
                                               94,459,195
                                           --------------

               METALS AND MINING -- 1.5%
     110,100   AK Steel Holding Corp.*..        1,860,690
      75,900   Chaparral Steel Company..        3,360,093
      80,800   Mueller Industries,
                 Inc. .................         2,561,360
     258,050   Novelis, Inc. (Canada)...        7,186,693
     110,100   Steel Dynamics, Inc. ....        3,572,745
                                           --------------
                                               18,541,581
                                           --------------

               OFFICE EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 0.7%
      80,800   Acco Brands Corp.*.......        2,138,776
      53,850   Herman Miller, Inc. .....        1,957,986
      73,800   IKON Office Solutions,
                 Inc. .................         1,208,106
     158,850   Knoll, Inc. .............        3,494,700
                                           --------------
                                                8,799,568
                                           --------------

               OIL, COAL AND GAS -- 5.7%
     109,400   Aegean Marine Petroleum
                 Network, Inc.
                 (Marshall Islands)*...         1,794,160
      45,100   Alon USA Energy, Inc. ...        1,186,581
       2,900   Basic Energy Services,
                 Inc.*.................            71,485
     135,850   Cabot Oil & Gas
                 Corp.(8)..............         8,239,302
     135,600   Cal Dive International,
                 Inc.*.................         1,701,780
      11,860   Core Laboratories NV (the
                 Netherlands)*(8)......           960,660
      66,840   Dril-Quip, Inc.*.........        2,617,454
     198,750   Encore Acquisition
                 Company*(8)...........         4,875,338
      16,900   EXCO Resources, Inc.*....          285,779
      27,300   FMC Technologies, Inc.*..        1,682,499
      22,300   Global Industries,
                 Ltd.*.................           290,792
      67,400   Grant Prideco, Inc.*.....        2,680,498
     218,500   Grey Wolf, Inc.*.........        1,498,910
      13,200   Harvest Natural
                 Resources, Inc.*......           140,316
     113,700   Headwaters, Inc.*(8).....        2,724,252
      39,000   Helix Energy Solutions
                 Group, Inc.*(8).......         1,223,430
       4,800   MarkWest Hydrocarbon,
                 Inc. .................           233,040
     121,054   Oceaneering
                 International, Inc.*..         4,805,844
      99,060   Oil States International,
                 Inc.*.................         3,192,704

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               OIL, COAL AND GAS (CONTINUED)

      75,500   ONEOK, Inc. .............   $    3,255,560
       8,750   Patterson-UTI Energy,
                 Inc. .................           203,263
       7,800   Penn Virginia Corp. .....          546,312
      73,700   Range Resources Corp. ...        2,023,802
      17,400   Southwest Gas Corp. .....          667,638
      73,200   St Mary Land &
                 Exploration
                 Company(8)............         2,696,688
      95,180   Superior Energy Services,
                 Inc.*.................         3,110,482
     134,100   Swift Energy Company*....        6,009,020
      75,600   TETRA Technologies,
                 Inc.*.................         1,933,848
      57,400   The Houston Exploration
                 Company*..............         2,972,172
      16,400   The Meridian Resource
                 Corp.*................            50,676
     107,400   Whiting Petroleum
                 Corp.*(8).............         5,004,840
                                           --------------
                                               68,679,125
                                           --------------

               PAPER AND FOREST PRODUCTS -- 0.1%
      23,100   Buckeye Technologies,
                 Inc.*.................           276,738
      37,500   Rock-Tenn
                 Company -- Class A....         1,016,625
                                           --------------
                                                1,293,363
                                           --------------

               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 4.3%
     143,000   Affymetrix, Inc.*(8).....        3,297,580
     119,400   Albany Molecular
                 Research, Inc.*.......         1,260,864
     241,200   Alkermes, Inc.*..........        3,224,844
      87,200   Bradley Pharmaceuticals,
                 Inc.*(8)..............         1,794,576
      12,600   Caraco Pharmaceutical
                 Laboratories, Ltd.*...           176,400
     123,050   Cephalon, Inc.*(8).......        8,663,950
     228,000   Cubist Pharmaceuticals,
                 Inc.*.................         4,129,080
      93,550   Dendreon Corp.*(8).......          390,104
     169,950   DepoMed, Inc.*(8)........          586,328
      22,400   Digene Corp.*............        1,073,408
     268,200   Enzon Pharmaceuticals,
                 Inc.*.................         2,282,382
      47,000   Geron Corp.*(8)..........          412,660
      39,800   Human Genome Sciences,
                 Inc.*(8)..............           495,112
      43,240   K-V Pharmaceutical
                 Company -- Class A*...         1,028,247
      11,800   LifeCell Corp.*..........          284,852
       9,500   Ligand Pharmaceuticals,
                 Inc. -- Class B*......           104,025
     448,300   Medarex, Inc.*(8)........        6,630,357
      20,462   Metabasis Therapeutics,
                 Inc.*.................           153,874
      36,500   New River
                 Pharmaceuticals,
                 Inc.*(8)..............         1,996,915
      61,900   Noven Pharmaceuticals,
                 Inc.*.................         1,575,355
      34,000   Pain Therapeutics,
                 Inc.*(8)..............           302,600
     187,672   Pharmaceutical Product
                 Development, Inc. ....         6,046,792
      62,200   Regeneron
                 Pharmaceuticals,
                 Inc.*.................         1,248,354
      57,100   Savient Pharmaceuticals,
                 Inc.*.................           640,091
      69,600   Sciele Pharma, Inc.*(8)..        1,670,400
     182,400   Solexa, Inc.*............        2,398,560
      30,100   Trimeris, Inc.*(8).......          382,571
                                           --------------
                                               52,250,281
                                           --------------

               PRINTING AND PUBLISHING -- 0.4%
     199,000   Bowne & Company, Inc. ...        3,172,060
         900   Consolidated Graphics,
                 Inc.*.................            53,163
     106,650   Valassis Communications,
                 Inc.*(8)..............         1,546,425
                                           --------------
                                                4,771,648
                                           --------------

               REAL ESTATE INVESTMENT TRUSTS -- 5.5%
     161,350   Acadia Realty Trust......        4,036,977
       2,400   Agree Realty Corp. ......           82,488
      31,800   Associated Estates Realty
                 Corp. ................           436,932
       4,500   BNP Residential
                 Properties, Inc. .....           108,675
      61,800   CapitalSource, Inc.(8)...        1,687,758
      52,050   Cousins Properties,
                 Inc. .................         1,835,804
      58,300   DiamondRock Hospitality
                 Company...............         1,049,983
     120,300   Equity Inns, Inc. .......        1,919,988
     180,300   FelCor Lodging Trust,
                 Inc. .................         3,937,752
      62,200   Franklin Street
                 Properties Corp. .....         1,309,310
      21,100   Getty Realty Corp. ......          651,990
      49,800   Gramercy Capital Corp. ..        1,538,322
      30,900   Highwoods Properties,
                 Inc. .................         1,259,484
      26,600   Home Properties, Inc. ...        1,576,582
      68,700   Innkeepers USA Trust.....        1,064,850
      18,600   Investors Real Estate
                 Trust.................           190,836
     118,400   KKR Financial Corp. .....        3,171,936
      69,200   LTC Properties, Inc. ....        1,889,852
      64,450   Maguire Properties,
                 Inc. .................         2,578,000
      42,600   Mid-America Apartment
                 Communities, Inc. ....         2,438,424

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

       9,900   Mission West Properties,
                 Inc. .................    $      129,690
      81,200   National Retail
                 Properties, Inc.(8)...         1,863,540
     105,100   NorthStar Realty Finance
                 Corp. ................         1,741,507
     156,700   OMEGA Healthcare
                 Investors, Inc. ......         2,776,724
      36,600   Pennsylvania Real Estate
                 Investment Trust......         1,441,308
      73,450   PS Business Parks,
                 Inc. .................         5,193,649
      57,700   RAIT Investment Trust....        1,989,496
     126,150   Realty Income Corp.(8)...        3,494,355
       6,300   Resource Capital Corp. ..          106,785
      22,700   Saul Centers, Inc. ......        1,252,813
      36,700   SL Green Realty Corp. ...        4,873,026
      40,700   Sovran Self Storage,
                 Inc. .................         2,331,296
       6,300   Tanger Factory Outlet
                 Centers, Inc. ........           246,204
      24,400   Taubman Centers, Inc. ...        1,240,984
     171,750   U-Store-It Trust.........        3,529,462
      34,500   Washington Real Estate
                 Investment Trust......         1,380,000
                                           --------------
                                               66,356,782
                                           --------------

               REGISTERED INVESTMENT COMPANIES -- 0.3%
     181,400   Ares Capital Corp.(8)....        3,466,554
      22,100   MCG Capital Corp. .......          449,072
                                           --------------
                                                3,915,626
                                           --------------
               RETAIL -- 1.3%
     183,600   Big Lots, Inc.*(8).......        4,208,112
      11,400   Books-A-Million, Inc. ...          258,552
     176,750   Casey's General Stores,
                 Inc. .................         4,162,463
     155,650   Circuit City Stores,
                 Inc. .................         2,954,237
     130,200   EZCORP, Inc. -- Class
                 A*....................         2,115,750
      50,900   Longs Drug Stores
                 Corp. ................         2,157,142
                                           --------------
                                               15,856,256
                                           --------------

               RETAIL: RESTAURANTS -- 1.8%
      10,000   Bob Evans Farms, Inc. ...          342,200
     100,950   Brinker International,
                 Inc. .................         3,044,652
      48,900   CEC Entertainment,
                 Inc.*.................         1,968,225
      74,400   Domino's Pizza, Inc. ....        2,083,200
      10,200   IHOP Corp. ..............          537,540
      33,400   Jack in the Box, Inc.*...        2,038,736
      16,850   Panera Bread
                 Company -- Class
                 A*(8).................           942,084
      91,100   Papa John's
                 International, Inc.*..         2,642,811
      21,800   PF Chang's China Bistro,
                 Inc.*(8)..............           836,684
      85,800   RARE Hospitality
                 International, Inc.*..         2,825,394
     171,025   Sonic Corp.*.............        4,096,048
                                           --------------
                                               21,357,574
                                           --------------

               RETAIL: SUPERMARKETS -- 0.0%
      21,900   Spartan Stores, Inc. ....          458,367
                                           --------------

               SCIENTIFIC AND TECHNICAL
                 INSTRUMENTS -- 0.9%
      98,770   Cymer, Inc.*.............        4,340,942
      51,700   FEI Company*.............        1,363,329
      10,472   Itron, Inc.*.............          542,868
       6,800   Molecular Devices
                 Corp.*................           143,276
      66,800   Varian, Inc.*............        2,991,972
      31,200   Woodward Governor
                 Company...............         1,238,952
                                           --------------
                                               10,621,339
                                           --------------

               SEMICONDUCTORS -- 2.6%
       6,200   Actel Corp.*.............          112,592
     271,550   Altera Corp.*............        5,344,104
     310,550   Brooks Automation,
                 Inc.*.................         4,471,920
     101,400   Cree, Inc.*(8)...........        1,756,248
      11,800   Diodes, Inc.*............          418,664
     104,100   Emulex Corp.*............        2,030,991
       7,100   Hittite Microwave
                 Corp.*................           229,472
     640,200   Lattice Semiconductor
                 Corp.*................         4,148,496
      14,600   MKS Instruments, Inc.*...          329,668
       7,150   Novellus Systems,
                 Inc.*(8)..............           246,103
     211,000   Pixelworks, Inc.*........          483,190
     255,010   Silicon Image, Inc.*.....        3,243,727
     137,330   Silicon Motion Technology
                 Corp. (ADR)
                 (Taiwan)*.............         2,179,427
     371,950   Skyworks Solutions,
                 Inc.*.................         2,633,406
      21,150   Teradyne, Inc.*(8).......          316,404
      75,200   Varian Semiconductor
                 Equipment Associates,
                 Inc.*.................         3,423,104
                                           --------------
                                               31,367,516
                                           --------------

               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 3.4%
      37,000   Anaren, Inc.*............          657,120
      95,760   Atheros
                 Communications*(8)....         2,041,603
      57,300   Atlantic Tele-Network,
                 Inc. .................         1,678,890
     213,850   Avaya, Inc.*.............        2,989,623

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                       VALUE
   ------                                  --------------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES (CONTINUED)

      25,100   Cbeyond, Inc.*(8)........   $      767,809
      96,600   Cincinnati Bell, Inc.*...          441,462
      19,200   CommScope, Inc.*(8)......          585,216
      21,500   Consolidated
                 Communications
                 Holdings, Inc. .......           449,350
      82,400   CT Communications,
                 Inc. .................         1,888,608
     146,000   Ditech Networks, Inc.*...        1,010,320
      79,100   Dobson Communications
                 Corp. -- Class A*.....           688,961
     109,200   FairPoint Communications,
                 Inc. .................         2,069,340
      15,000   General Communication,
                 Inc. -- Class A*......           235,950
      82,300   InterDigital
                 Communications
                 Corp.*(8).............         2,761,165
      30,100   Iowa Telecommunications
                 Services, Inc. .......           593,271
      17,900   North Pittsburgh Systems,
                 Inc. .................           432,106
      96,260   Occam Networks, Inc.*....        1,588,290
      91,650   Oplink Communications,
                 Inc.*.................         1,884,324
     351,250   Polycom, Inc.*...........       10,857,137
     650,400   RF Micro Devices, Inc.*..        4,416,216
      18,100   SBA Communications
                 Corp. -- Class A*.....           497,750
       4,000   Shenandoah
                 Telecommunications
                 Company...............           188,040
      25,000   Syniverse Holdings,
                 Inc.*.................           374,750
     114,720   Time Warner Telecom,
                 Inc. -- Class A*(8)...         2,286,370
      13,100   USA Mobility, Inc. ......          293,047
                                           --------------
                                               41,676,718
                                           --------------

               TOOLS -- 0.3%
      68,300   Snap-on, Inc. ...........        3,253,812
                                           --------------

               TOYS -- 0.3%
     124,200   Marvel Entertainment,
                 Inc.*(8)..............         3,342,222
                                           --------------

               TRANSPORTATION -- 0.8%
      12,600   American Commercial
                 Lines, Inc.*..........           825,426
      86,520   American Railcar
                 Industries, Inc. .....         2,945,141
       5,100   Atlas Air Worldwide
                 Holdings, Inc.*.......           226,950
     103,400   Genesee & Wyoming,
                 Inc. -- Class A*......         2,713,216
      18,400   GulfMark Offshore,
                 Inc.*.................           688,344
       2,900   Saia, Inc.*..............           67,309
      93,900   Vitran Corp.,
                 Inc. -- Class A
                 (Canada)*.............         1,631,043
                                           --------------
                                                9,097,429
                                           --------------

               UTILITIES -- 2.0%
      45,750   Atmos Energy Corp. ......        1,459,883
      55,700   Avista Corp. ............        1,409,767
      75,300   Black Hills Corp. .......        2,781,582
       3,400   Central Vermont Public
                 Service Corp. ........            80,070
       5,800   El Paso Electric
                 Company*..............           141,346
       2,400   Middlesex Water Company..           44,952
      32,750   New Jersey Resources
                 Corp. ................         1,590,995
      91,200   Nicor, Inc.(8)...........        4,268,160
     205,050   PNM Resources, Inc. .....        6,377,055
      61,200   Unisource Energy Corp. ..        2,235,636
      65,400   Westar Energy, Inc. .....        1,697,784
      47,450   WGL Holdings, Inc. ......        1,545,921
                                           --------------
                                               23,633,151
                                           --------------
               TOTAL COMMON STOCKS
                 (Cost
                 $1,029,958,303).......     1,185,378,473
                                           --------------

               SHORT TERM US TREASURY SECURITY -- 0.1%
               US TREASURY BILL
     750,000   4.79%, 03/15/07(5)
                 (Cost $742,516).......           742,516
                                           --------------

               SECURITIES LENDING COLLATERAL -- 20.2%
 245,040,504   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $245,040,504)...       245,040,504
                                           --------------
               TOTAL SECURITIES
                 (Cost
                 $1,275,741,323).......     1,431,161,493
                                           --------------



                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   Principal                                    Value
   ---------                               --------------
               REPURCHASE AGREEMENTS -- 2.7%
$ 33,160,557   With Investors Bank and
                 Trust, dated 12/29/06,
                 4.76%,
                 due 01/02/07,
                 repurchase proceeds at
                 maturity $33,178,095
                 (Collateralized by
                 Fannie Mae Adjustable
                 Rate Mortgage, 4.73%,
                 due 08/01/35, with a
                 value of $20,378,623,
                 Freddie Mac Adjustable
                 Rate Mortgage, 5.53%,
                 due 04/01/36, with a
                 value of $446,252 and
                 various Small Business
                 Administrations,
                 8.13%-8.88%, due
                 04/25/16-09/25/28,
                 with a total value of
                 $13,993,709) (Cost
                 $33,160,557)..........    $   33,160,557
                                           --------------
               Total
                 Investments -- 120.9%
                 (Cost
                 $1,308,901,880).......     1,464,322,050
               Liabilities less other
                 assets -- (20.9)%.....      (252,765,591)
                                           --------------
               NET ASSETS -- 100.0%.....   $1,211,556,459
                                           ==============





The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $1,313,994,328.

The following amounts are based on cost for federal income tax purposes:

     Gross unrealized
            appreciation.......   $186,991,184
     Gross unrealized
            depreciation.......    (36,663,462)
                                  ------------
     Net unrealized
            appreciation.......   $150,327,722
                                  ============




--------

See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2006



   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS -- 98.7%
              ADVERTISING -- 0.6%
    100,400   24/7 Real Media, Inc.*....   $    908,620
                                           ------------
              AEROSPACE AND DEFENSE -- 1.8%
     44,900   K&F Industries Holdings,
                Inc.*..................       1,019,679
     21,120   Moog, Inc. -- Class A*....        806,573
     22,700   Teledyne Technologies,
                Inc.*..................         910,951
                                           ------------
                                              2,737,203
                                           ------------

              AIRLINES -- 1.2%
     22,700   Alaska Air Group, Inc.*...        896,650
     36,400   SkyWest, Inc. ............        928,564
                                           ------------
                                              1,825,214
                                           ------------

              APPAREL: MANUFACTURING AND RETAIL -- 3.3%
     20,200   Carter's, Inc.*...........        515,100
     38,800   Maidenform Brands, Inc.*..        703,056
     20,200   Phillips-Van Heusen
                Corp. .................       1,013,434
      7,062   Shoe Carnival, Inc.*......        223,159
     12,600   Skechers USA,
                Inc. -- Class A*.......         419,706
     32,293   The Dress Barn, Inc.*.....        753,396
      8,200   The Men's Wearhouse,
                Inc. ..................         313,732
     77,500   The Wet Seal,
                Inc. -- Class A*.......         516,925
     24,400   Wolverine World Wide,
                Inc. ..................         695,888
                                           ------------
                                              5,154,396
                                           ------------

              AUTOMOBILE: RETAIL -- 1.9%
     29,500   Asbury Automotive Group,
                Inc. ..................         695,020
     32,000   Copart, Inc.*.............        960,000
     18,600   Group 1 Automotive,
                Inc. ..................         961,992
     11,300   Sonic Automotive, Inc. ...        328,152
                                           ------------
                                              2,945,164
                                           ------------

              BANKS -- 3.7%
     24,320   1st Source Corp. .........        781,402
     59,000   First BanCorp -- Puerto
                Rico...................         562,270
      2,771   First Citizens Bancshares,
                Inc. -- Class A........         561,515
     12,300   Greene County Bancshares,
                Inc. ..................         488,679
     34,400   Hanmi Financial Corp. ....        775,032
     23,300   Prosperity Bancshares,
                Inc. ..................         804,083
     26,500   Sun Bancorp, Inc. -- New
                Jersey*................         558,355
     21,000   Umpqua Holdings Corp. ....        618,030
     17,200   United Community Banks,
                Inc. -- Georgia........         555,904
                                           ------------
                                              5,705,270
                                           ------------

              BROADCAST SERVICES/MEDIA -- 0.5%
     43,300   Cox Radio, Inc. -- Class
                A*.....................         705,790
                                           ------------

              BUSINESS SERVICES AND SUPPLIES -- 1.9%
     16,100   CRA International, Inc.*..        843,640
     22,100   CSG Systems International,
                Inc.*..................         590,733
     31,000   FTI Consulting, Inc.*.....        864,590
     53,012   The Standard Register
                Company................         636,144
                                           ------------
                                              2,935,107
                                           ------------

              CHEMICALS -- 1.8%
      4,300   Albemarle Corp. ..........        308,740
     32,700   HB Fuller Company.........        844,314
     39,600   Sensient Technologies
                Corp. .................         974,160
     24,100   Spartech Corp. ...........        631,902
                                           ------------
                                              2,759,116
                                           ------------

              COLLECTIBLES -- 0.4%
     19,900   Sotheby's.................        617,298
                                           ------------

              COMMERCIAL SERVICES -- 1.3%
    130,400   CBIZ, Inc.*...............        908,888
     25,400   Steiner Leisure, Ltd.
                (Bahama Islands)*......       1,155,700
                                           ------------
                                              2,064,588
                                           ------------

              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 12.2%
     95,976   Actuate Corp.*............        570,097
     31,300   Altiris, Inc.*............        794,394
     21,200   ANSYS, Inc.*..............        921,988
     65,132   Aspen Technology, Inc.*...        717,755
     28,400   Avocent Corp.*............        961,340
     28,087   Blackbaud, Inc. ..........        730,262
     57,736   Captaris, Inc.*...........        448,609
     29,600   COMSYS IT Partners,
                Inc.*..................         598,216
     63,600   Digi International,
                Inc.*..................         877,044
     59,800   Epicor Software Corp.*....        807,898
     20,800   Hyperion Solutions
                Corp.*.................         747,552
     48,100   Insight Enterprises,
                Inc.*..................         907,647
     72,000   Interwoven, Inc.*.........      1,056,240
     13,000   Komag, Inc.*..............        492,440
     18,900   Kronos, Inc.*.............        694,386
     13,300   Manhattan Associates,
                Inc.*..................         400,064
     57,400   Mentor Graphics Corp.*....      1,034,922
     69,100   Nuance Communications,
                Inc.*(8)...............         791,886
     60,200   Omnicell, Inc.*...........      1,121,525
     15,300   Open Text Corp. ..........        310,590
     40,700   OPNET Technologies,
                Inc.*..................         588,115
     52,500   Quest Software, Inc.*.....        769,125
     81,000   Radiant Systems, Inc.*....        845,640
     23,786   The Ultimate Software
                Group, Inc.*...........         553,262
     24,800   THQ, Inc.*(8).............        806,496
     27,400   Xyratex, Ltd. (Bermuda)*..        591,292
                                           ------------
                                             19,138,785
                                           ------------


                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              CONSTRUCTION SERVICES AND
                SUPPLIES -- 0.9%
     32,800   Interline Brands, Inc.*...   $    737,016
     10,700   NCI Building Systems,
                Inc.*..................         553,725
      2,206   The Genlyte Group, Inc.*..        172,311
                                           ------------
                                              1,463,052
                                           ------------

              CONSUMER GOODS AND SERVICES -- 2.1%
     31,300   Fossil, Inc.*.............        706,754
     27,000   Jarden Corp.*(8)..........        939,330
     11,300   NBTY, Inc.*...............        469,741
     70,100   Prestige Brands Holdings,
                Inc.*..................         912,702
     13,200   Select Comfort Corp.*(8)..        229,548
                                           ------------
                                              3,258,075
                                           ------------

              CORRECTIONAL FACILITIES -- 0.4%
     13,450   Corrections Corp. of
                America*...............         608,344
                                           ------------

              DISTRIBUTION -- 0.9%
     86,900   Bell Microproducts,
                Inc.*..................         612,645
     16,500   United Stationers, Inc.*..        770,385
                                           ------------
                                              1,383,030
                                           ------------

              ELECTRONICS -- 2.3%
     81,318   Aeroflex, Inc.*...........        953,047
     60,330   CTS Corp. ................        947,181
     82,900   Methode Electronics,
                Inc. ..................         897,807
     32,300   Technitrol, Inc. .........        771,647
                                           ------------
                                              3,569,682
                                           ------------

              ENERGY SERVICES -- 0.5%
     52,600   EnerSys*..................        841,600
                                           ------------

              ENVIRONMENTAL WASTE MANAGEMENT AND
                RECYCLING SERVICES -- 0.4%
     16,400   Metal Management, Inc. ...        620,740
                                           ------------

              EQUIPMENT RENTAL AND LEASING -- 0.4%
     19,100   Aaron Rents, Inc. ........        549,698
                                           ------------

              FINANCIAL SERVICES -- 0.6%
     36,200   Interactive Data Corp. ...        870,248
                                           ------------

              FOOD AND BEVERAGE -- 1.8%
     32,800   M&F Worldwide Corp.*......        828,528
     16,600   Ralcorp Holdings, Inc.*...        844,774
     36,500   Sanderson Farms, Inc.(8)..      1,105,585
                                           ------------
                                              2,778,887
                                           ------------

              INSURANCE -- 6.9%
     19,200   Delphi Financial Group,
                Inc. -- Class A........         776,832
     15,300   FBL Financial Group,
                Inc. -- Class A........         597,924
     18,400   FPIC Insurance Group,
                Inc.*..................         717,048
     26,500   Harleysville Group,
                Inc. ..................         922,730
     24,900   Infinity Property &
                Casualty Corp. ........       1,204,911
     26,200   IPC Holdings, Ltd.
                (Bermuda)..............         823,990
     21,300   Ohio Casualty Corp. ......        634,953
     15,000   ProAssurance Corp.*.......        748,800
     17,800   Safety Insurance Group,
                Inc. ..................         902,638
     12,575   Selective Insurance Group,
                Inc. ..................         720,422
     24,400   The Commerce Group,
                Inc. ..................         725,900
     17,400   Triad Guaranty, Inc.*(8)..        954,738
     19,800   Zenith National Insurance
                Corp. .................         928,818
                                           ------------
                                             10,659,704
                                           ------------

              INTERNET SERVICES -- 4.9%
     50,059   Harris Interactive,
                Inc.*..................         252,297
     58,247   LivePerson, Inc.*.........        304,632
     38,500   NETGEAR, Inc.*............      1,010,625
     45,900   Packeteer, Inc.*..........        624,240
     24,100   Priceline.com, Inc.*(8)...      1,051,001
     47,600   RADVision, Ltd.
                (Israel)*..............         955,808
    106,400   SonicWALL, Inc.*..........        895,888
     75,300   TIBCO Software, Inc.*.....        710,832
     52,600   Vignette Corp.*...........        897,882
     24,600   WebEx Communications,
                Inc.*(8)...............         858,294
                                           ------------
                                              7,561,499
                                           ------------

              LEISURE AND RECREATION -- 0.9%
     26,900   Ameristar Casinos, Inc. ..        826,906
     42,800   Dover Downs Gaming &
                Entertainment, Inc. ...         572,236
                                           ------------
                                              1,399,142
                                           ------------

              MACHINERY -- 2.5%
     38,400   Columbus McKinnon Corp.*..        807,168
     59,200   Flow International
                Corp.*(8)..............         652,384
     18,700   Gardner Denver, Inc.*.....        697,697
     18,700   Regal-Beloit Corp. .......        981,937
     27,518   Tennant Company...........        798,022
                                           ------------
                                              3,937,208
                                           ------------

              MANUFACTURING -- 4.2%
     10,000   Ameron International
                Corp. .................         763,700
     15,700   AptarGroup, Inc. .........        926,928
     39,060   Barnes Group, Inc. .......        849,555
     24,900   EnPro Industries, Inc.*...        826,929
     26,700   FLIR Systems, Inc.*(8)....        849,861
     19,800   Matthews International
                Corp. -- Class A.......         779,130
     46,700   Mueller Water Products,
                Inc. -- Class A........         694,429
     26,400   RBC Bearings, Inc.*.......        756,624
                                           ------------
                                              6,447,156
                                           ------------


                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 8.7%
     31,300   Allscripts Healthcare
                Solutions, Inc.*(8)....    $    844,787
     17,066   Amedisys, Inc.*(8)........        560,959
     34,600   Aspect Medical Systems,
                Inc.*..................         650,826
     52,793   Bruker BioSciences
                Corp.*.................         396,475
     32,500   Cross Country Healthcare,
                Inc.*..................         709,150
      3,158   Emergency Medical Services
                LP -- Class A*.........          66,255
     54,400   Five Star Quality Care,
                Inc.*(8)...............         606,560
     15,210   Genesis HealthCare
                Corp.*.................         718,368
     29,100   Healthcare Services Group,
                Inc. ..................         842,736
     28,400   Hologic, Inc.*............      1,342,752
     19,500   Illumina, Inc.*(8)........        766,545
     23,100   inVentiv Health, Inc.*....        816,585
     21,200   LHC Group, Inc.*..........        604,412
     14,900   LifePoint Hospitals,
                Inc.*..................         502,130
     26,800   Matria Healthcare,
                Inc.*(8)...............         769,964
     72,800   Natus Medical, Inc.*......      1,209,208
     60,494   Phase Forward, Inc.*......        906,200
     62,243   Third Wave Technologies*..        299,389
     17,700   West Pharmaceutical
                Services, Inc..........         906,771
                                           ------------
                                             13,520,072
                                           ------------

              METALS AND MINING -- 2.2%
     28,200   Brush Engineered
                Materials, Inc.*.......         952,314
      9,000   Carpenter Technology
                Corp. .................         922,680
     17,600   Chaparral Steel Company...        779,152
    113,100   Northgate Minerals Corp.
                (Canada)*..............         393,588
     31,600   Stillwater Mining
                Company*...............         394,684
                                           ------------
                                              3,442,418
                                           ------------

              OFFICE EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.5%
     28,600   Ennis, Inc. ..............        699,556
                                           ------------

              OIL, COAL AND GAS -- 4.4%
     20,100   Alon USA Energy, Inc. ....        528,831
     25,900   Bill Barrett Corp.*(8)....        704,739
     23,200   Comstock Resources,
                Inc.*..................         720,592
      5,400   Core Laboratories NV (the
                Netherlands)*..........         437,400
     25,700   Headwaters, Inc.*.........        615,772
     95,100   Parker Drilling Company*..        776,967
     58,200   PetroQuest Energy, Inc.*..        741,468
     18,300   Superior Energy Services,
                Inc.*..................         598,044
     13,000   Swift Energy Company*.....        582,530
     17,900   TETRA Technologies,
                Inc.*..................         457,882
     13,490   World Fuel Services
                Corp. .................         599,765
                                           ------------
                                              6,763,990
                                           ------------

              PAPER AND FOREST PRODUCTS -- 0.5%
     64,400   Buckeye Technologies,
                Inc.*..................         771,512
                                           ------------

              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 6.8%
     87,900   Albany Molecular Research,
                Inc.*..................         928,224
     66,300   Arena Pharmaceuticals,
                Inc.*(8)...............         855,933
     26,681   Bradley Pharmaceuticals,
                Inc.*(8)...............         549,095
     69,200   Dynavax Technologies
                Corp.*(8)..............         635,256
     18,900   New River Pharmaceuticals,
                Inc.*(8)...............       1,034,019
     16,000   PAREXEL International
                Corp.*.................         463,520
     59,200   PDL BioPharma, Inc.*......      1,192,288
     43,100   Pharmanet Development
                Group, Inc.*...........         951,217
     33,400   Pharmion Corp.*...........        859,716
     47,900   Sciele Pharma, Inc.*......      1,149,600
     17,500   United Therapeutics
                Corp.*.................         951,475
     64,800   ViroPharma, Inc.*.........        948,672
                                           ------------
                                             10,519,015
                                           ------------

              PRINTING AND PUBLISHING -- 0.5%
     12,251   Consolidated Graphics,
                Inc.*..................         723,667
                                           ------------

              REAL ESTATE INVESTMENT TRUSTS -- 0.3%
     21,800   Extra Space Storage,
                Inc. ..................         398,068
                                           ------------

              RETAIL -- 0.6%
     22,700   Longs Drug Stores Corp. ..        962,026
                                           ------------

              RETAIL: RESTAURANTS -- 1.0%
     16,300   Bob Evans Farms, Inc. ....        557,786
     10,900   Jack in the Box, Inc.*....        665,336
     12,086   RARE Hospitality
                International, Inc.*...         397,992
                                           ------------
                                              1,621,114
                                           ------------

              RETAIL: SUPERMARKETS -- 0.9%
     21,400   Ingles Markets,
                Inc. -- Class A........         637,506
     37,600   Spartan Stores, Inc. .....        786,968
                                           ------------
                                              1,424,474
                                           ------------

              SCIENTIFIC AND TECHNICAL
                INSTRUMENTS -- 1.4%
     46,990   Input/Output, Inc.*(8)....        640,474
     41,100   Newport Corp.*............        861,045
     14,400   Trimble Navigation,
                Ltd.*..................         730,512
                                           ------------
                                              2,232,031
                                           ------------

              SECURITY SERVICES -- 0.7%
     39,000   Macrovision Corp.*........      1,102,140
                                           ------------

              SEMICONDUCTORS -- 4.6%
     66,300   ANADIGICS, Inc.*(8).......        587,418
     50,000   Brooks Automation, Inc.*..        720,000
     28,700   Emulex Corp.*.............        559,937
     45,300   Kopin Corp.*..............        161,721

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)


                                DECEMBER 31, 2006

   SHARES                                      VALUE
   ------                                  ------------
              COMMON STOCKS (CONTINUED)
              SEMICONDUCTORS (CONTINUED)

     70,836   MIPS Technologies, Inc.*..   $    587,939
     57,360   O2Micro International,
                Ltd. (ADR) (Cayman
                Islands)*..............         490,428
     52,200   Photronics, Inc.*.........        852,948
     70,200   Silicon Image, Inc.*......        892,944
     24,900   Standard Microsystems
                Corp.*.................         696,702
     23,900   Tessera Technologies,
                Inc.*..................         964,126
    146,000   TriQuint Semiconductor,
                Inc.*..................         657,000
                                           ------------
                                              7,171,163
                                           ------------

              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 3.5%
     24,400   ADTRAN, Inc. .............        553,880
     25,418   General Cable Corp.*......      1,111,021
     25,200   General Communication,
                Inc. -- Class A*.......         396,396
     28,900   NICE Systems, Ltd. (ADR)
                (Israel)*..............         889,542
     41,600   Oplink Communications,
                Inc.*..................         855,296
     53,268   Radyne Corp.*.............        572,098
     70,400   Sirenza Microdevices,
                Inc.*(8)...............         553,344
     40,177   Tollgrade Communications,
                Inc*...................         424,671
                                           ------------
                                              5,356,248
                                           ------------

              TRANSPORTATION -- 1.8%
     10,100   GulfMark Offshore, Inc.*..        377,841
     16,500   Hornbeck Offshore
                Services, Inc.*........         589,050
     33,700   Hub Group, Inc. -- Class
                A*.....................         928,435
     31,800   Kansas City Southern*.....        921,564
                                           ------------
                                              2,816,890
                                           ------------
              TOTAL COMMON STOCKS (Cost
                $138,269,022)..........     152,969,000
                                           ------------

PRINCIPAL                                      VALUE
---------                                  ------------
              SECURITIES LENDING COLLATERAL -- 9.3%
$14,398,521   Securities Lending
                Collateral Investment
                (Note 4) (Cost
                $14,398,521)...........    $ 14,398,521
                                           ------------
              TOTAL SECURITIES
                (Cost $152,667,543)....     167,367,521
                                           ------------

              REPURCHASE AGREEMENTS -- 0.4%
    618,612   With Investors Bank and
                Trust, dated 12/29/06,
                4.76%, due 01/02/07,
                repurchase proceeds at
                maturity $618,939
                (Collateralized by
                Small Business
                Administration, 8.63%,
                due 05/25/14, with a
                value of $649,543)
                (Cost $618,612)........         618,612
                                           ------------
              Total
                Investments -- 108.4%
                (Cost $153,286,155)....     167,986,133
              Liabilities less other
                assets -- (8.4)%.......     (12,983,129)
                                           ------------
              NET ASSETS -- 100.0%......   $155,003,004
                                           ============



The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $153,819,825.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation...   $16,485,664
Gross unrealized depreciation...    (2,319,356)
                                   -----------
Net unrealized appreciation.....   $14,166,308
                                   ===========




--------

See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2006



  SHARES                                  VALUE      COUNTRY
  ------                             --------------  -------
             COMMON STOCKS -- 97.9%
             AEROSPACE AND DEFENSE -- 0.1%
   176,662   Rolls-Royce Group
               PLC................   $    1,548,786    BRI
     1,227   Safran SA............           28,474    FRA
                                     --------------
                                          1,577,260
                                     --------------
             AGRICULTURE -- 1.1%
11,951,000   Chaoda Modern
               Agriculture
               (Holdings), Ltd. ..        7,697,634    CAY
    51,600   Potash Corp. of
               Saskatchewan,
               Inc.(8)............        7,403,568    CDA
    47,803   Syngenta AG..........        8,893,673    SWI
                                     --------------
                                         23,994,875
                                     --------------
             AIRLINES -- 1.3%
 3,537,400   Qantas Airways,
               Ltd. ..............       14,575,528    AUS
   148,500   Ryanair Holdings
               PLC (ADR)*(8)......       12,102,750    IRE
   103,500   Singapore Airlines,
               Ltd. ..............        1,180,929    SIN
                                     --------------
                                         27,859,207
                                     --------------
             APPAREL: MANUFACTURING AND RETAIL -- 0.3%
   288,800   Benetton Group SpA...        5,512,592    ITA
                                     --------------
             AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
               EQUIPMENT AND REPAIRS -- 6.8%
   127,500   Alpine Electronics,
               Inc. ..............        1,902,777    JPN
   648,000   Calsonic Kansei
               Corp. .............        3,789,824    JPN
   244,600   DaimlerChrysler AG...       15,110,982    GER
 1,702,000   Fuji Heavy
               Industries,
               Ltd.(8)............        8,738,473    JPN
    10,200   Georg Fischer AG.....        6,608,863    SWI
 1,726,700   GKN PLC..............        9,398,843    BRI
   351,600   Honda Motor Company,
               Ltd. ..............       13,886,139    JPN
 1,442,800   Nissan Motor Company,
               Ltd. ..............       17,373,492    JPN
   329,100   Suzuki Motor
               Corp.(8)...........        9,291,845    JPN
   695,900   Toyota Motor Corp. ..       46,547,322    JPN
   104,788   Valeo SA*............        4,361,400    FRA
    51,600   Volkswagen AG(8).....        5,850,361    GER
                                     --------------
                                        142,860,321
                                     --------------
             BANKS -- 18.1%
   369,060   ABN AMRO
               Holding NV.........       11,862,776    NET
   279,900   Banco Bilbao Vizcaya
               Argentaria SA......        6,739,352    SPA
   927,600   Banco Comercial
               Portugues
               SA -- Class R......        3,428,539    POR
 1,009,800   Banco Santander
               Central Hispano
               SA.................       18,848,429    SPA
 2,469,900   Barclays PLC.........       35,303,269    BRI
   312,600   BNP Paribas SA.......       34,105,327    FRA
   266,800   Canadian Imperial
               Bank of
               Commerce(8)........       22,489,765    CDA
   427,900   Commonwealth Bank of
               Australia..........       16,712,507    AUS
   357,700   Credit Suisse Group..       25,025,790    SWI
   169,200   Danske Bank A/S......        7,518,269    DEN
    19,400   Deutsche Bank AG.....        2,595,213    GER
    83,901   Dexia................        2,298,135    BEL
   250,800   DNB NOR ASA..........        3,559,758    NOR
   139,529   Erste Bank der
               oesterreichischen
               Sparkassen AG......       10,701,163    AST
    89,200   ForeningsSparbanken
               AB.................        3,237,856    SWE
   367,000   Fortis...............       15,657,694    BEL
 1,107,700   HBOS PLC.............       24,551,683    BRI
   253,800   Laurentian Bank of
               Canada(8)..........        6,583,587    CDA
 2,574,600   Lloyds TSB Group
               PLC................       28,809,697    BRI
       614   Mitsubishi UFJ
               Financial Group,
               Inc. ..............        7,584,387    JPN
   231,600   National Bank of
               Canada(8)..........       13,075,971    CDA
 1,472,300   Nordea Bank AB.......       22,688,984    SWE
   462,300   SanPaolo IMI SpA.....       10,740,560    ITA
   153,700   Societe Generale.....       26,091,871    FRA
    97,236   Standard Chartered
               PLC................        2,840,590    BRI

       377   Sumitomo Mitsui
               Financial Group,
               Inc. ..............        3,864,880    JPN
   225,061   UBS AG...............       13,677,281    SWI
                                     --------------
                                        380,593,333
                                     --------------
             BROADCAST SERVICES/MEDIA -- 0.7%
   334,200   Rogers
               Communications,
               Inc. -- Class B....        9,944,466    CDA
   143,800   Vivendi Universal
               SA.................        5,620,665    FRA
                                     --------------
                                         15,565,131
                                     --------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2006

  SHARES                                  VALUE      COUNTRY
  ------                             --------------  -------
             COMMON STOCKS (CONTINUED)
             BUSINESS SERVICES AND SUPPLIES -- 0.3%
 1,220,000   Marubeni Corp. ......   $    6,192,009    JPN
                                     --------------
             CHEMICALS -- 1.9%
    45,100   Akzo Nobel NV........        2,751,078    NET
     6,140   Arkema*..............          315,532    FRA
    56,300   Ciba Specialty
               Chemicals AG.......        3,744,863    SWI
   264,800   Methanex Corp.(8)....        7,243,596    CDA
 1,102,800   Mitsubishi Chemical
               Holdings Corp. ....        6,950,128    JPN
   171,800   Nova Chemicals
               Corp.(8)...........        4,787,978    CDA
   597,500   Sumitomo Bakelite
               Company, Ltd.(8)...        4,127,095    JPN
   136,949   Symrise AG*..........        3,525,201    GER
    56,279   Wacker Chemie AG*....        7,323,616    GER
                                     --------------
                                         40,769,087
                                     --------------
             COMPUTER EQUIPMENT, SOFTWARE AND
               SERVICES -- 1.5%
 1,137,600   CGI Group, Inc.*.....        7,930,959    CDA
   771,656   Logitech
               International SA*..       22,259,917    SWI
    66,900   Open Text Corp.*.....        1,372,249    CDA
                                     --------------
                                         31,563,125
                                     --------------
             CONSTRUCTION SERVICES AND SUPPLIES -- 2.1%
   353,700   Barratt Developments
               PLC................        8,552,926    BRI
     8,800   Cementos Portland
               Valderrivas SA.....        1,150,028    SPA
    15,600   Ciments Francais SA..        2,996,249    FRA
   139,900   Compagnie de Saint-
               Gobain.............       11,754,563    FRA
   644,700   George Wimpey PLC....        7,050,072    BRI
   367,700   Hanson PLC...........        5,547,266    BRI
    43,500   Lafarge SA...........        6,471,479    FRA
    91,000   Maeda Road
               Construction
               Company, Ltd. .....          659,913    JPN
                                     --------------
                                         44,182,496
                                     --------------
             CONSUMER GOODS AND SERVICES -- 2.8%
   302,100   Electrolux
               AB -- Series B(8)..        6,045,574    SWE
   129,600   Husqvarna AB -- Class
               B*.................        2,025,606    SWE
     3,769   Japan Tobacco,
               Inc. ..............       18,210,790    JPN
   273,641   Reckitt Benckiser
               PLC................       12,505,317    BRI
   191,119   Swatch Group AG......        8,548,203    SWI
   621,600   Swedish Match AB.....       11,622,171    SWE
                                     --------------
                                         58,957,661
                                     --------------
             DIVERSIFIED OPERATIONS AND SERVICES -- 1.3%
   189,300   BASF AG..............       18,454,042    GER
   376,899   Brambles, Ltd.*......        3,816,992    AUS
   334,000   Sumitomo Corp. ......        4,998,563    JPN
                                     --------------
                                         27,269,597
                                     --------------
             ELECTRONICS -- 2.5%
 2,020,800   Hon Hai Precision
               Industry
               Company, Ltd. .....       14,418,782    TWN
   209,000   Hosiden Corp. .......        2,251,485    JPN
   512,175   Koninklijke (Royal)
               Philips Electronics
               NV.................       19,316,080    NET
    11,571   Samsung Electronics
               Company, Ltd. .....        7,626,906    KOR
   226,000   Sharp Corp. .........        3,893,114    JPN
   810,100   Toshiba Tec Corp. ...        4,172,861    JPN
                                     --------------
                                         51,679,228
                                     --------------
             ENERGY SERVICES -- 0.8%
   686,298   ABB, Ltd. ...........       12,306,616    SWI
    90,100   Vestas Wind Systems
               A/S*...............        3,808,132    DEN
                                     --------------
                                         16,114,748
                                     --------------
             ENGINEERING -- 0.3%
   241,113   SNC-Lavalin Group,
               Inc. ..............        6,506,733    CDA
                                     --------------
             FINANCIAL SERVICES -- 6.2%
   535,600   Alliance & Leicester
               PLC................       11,934,261    BRI
   983,100   Bradford & Bingley
               PLC................        9,051,888    BRI
   711,000   Daiwa Securities
               Group, Inc.........        7,976,009    JPN
    98,579   Deutsche Boerse AG...       18,142,614    GER
   226,900   Hitachi Capital
               Corp. .............        4,328,079    JPN
   319,800   Irish Life &
               Permanent PLC......        8,822,977    IRE
    52,351   KBC GROEP NV.........        6,419,942    BEL
 1,339,569   Man Group PLC........       13,711,085    BRI
    51,800   Muenchener
               Rueckversicherungs-
               Gesellschaft AG....        8,917,936    GER
 1,053,200   Nomura Holdings,
               Inc. ..............       19,868,358    JPN
    26,200   Orix Corp. ..........        7,584,471    JPN

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2006

  SHARES                                  VALUE      COUNTRY
  ------                             --------------  -------
             COMMON STOCKS (CONTINUED)
             FINANCIAL SERVICES (CONTINUED)

   132,700   Promise Company,
               Ltd. ..............   $    4,125,793    JPN
    38,300   Sanyo Shinpan Finance
               Company, Ltd. .....          954,241    JPN

   119,100   Sun Life Financial,
               Inc.(8)............        5,037,098    CDA
    98,300   Takefuji Corp. ......        3,890,534    JPN
                                     --------------
                                        130,765,286
                                     --------------
             FOOD AND BEVERAGE -- 2.4%
   585,700   Asahi Breweries,
               Ltd. ..............        9,375,728    JPN
    73,300   Fomento Economico
               Mexicano SA de
               CV (ADR)...........        8,485,208    MEX
    29,350   Nestle SA............       10,429,668    SWI
 1,537,300   Northern Foods PLC...        3,454,013    BRI
   224,207   Royal Numico NV......       12,060,551    NET
   389,900   Tate & Lyle PLC......        5,866,915    BRI
                                     --------------
                                         49,672,083
                                     --------------
             INSURANCE -- 5.9%
   119,761   Admiral Group PLC....        2,577,068    BRI
    48,746   Allianz SE...........        9,958,366    GER
   874,200   Aviva PLC............       14,070,039    BRI
    91,100   CNP Assurances.......       10,173,705    FRA
 1,939,300   Friends Provident
               PLC................        8,239,814    BRI
   516,000   ING Groep NV.........       22,879,687    NET
 1,003,300   Milano Assicurazioni
               SpA................        8,178,208    ITA
 1,472,000   Old Mutual PLC.......        5,022,192    BRI
 1,467,700   Promina Group,
               Ltd. ..............        8,017,021    AUS
 5,458,900   Royal & Sun Alliance
               Insurance Group
               PLC................       16,300,002    BRI
    94,700   Swiss Re.............        8,051,637    SWI
    36,300   Zurich Financial
               Services AG........        9,771,358    SWI
                                     --------------
                                        123,239,097
                                     --------------
             INTERNET SERVICES -- 0.9%
    26,200   Baidu.com, Inc.
               (ADR)*(8)..........        2,953,264    CAY
    70,381   Iliad SA(8)..........        6,113,244    FRA
    20,263   Rakuten, Inc.*.......        9,449,993    JPN
                                     --------------
                                         18,516,501
                                     --------------
             LEISURE AND RECREATION -- 1.1%
   321,941   Aristocrat Leisure,
               Ltd. ..............        4,040,574    AUS
 2,583,287   EMI Group PLC........       13,403,901    BRI
   255,300   TUI AG(8)............        5,102,313    GER
                                     --------------
                                         22,546,788
                                     --------------
             MACHINERY -- 1.2%
   191,600   Komatsu, Ltd. .......        3,888,190    JPN
   122,800   MAN AG...............       11,097,512    GER
   103,500   Mori Seiki
               Company, Ltd.(8)...        2,317,781    JPN
    15,900   Rieter Holding AG....        8,318,629    SWI
                                     --------------
                                         25,622,112
                                     --------------
             MANUFACTURING -- 1.0%
    82,432   Alstom*..............       11,175,234    FRA
   704,000   Kurabo Industries,
               Ltd. ..............        1,827,957    JPN
   655,000   Nippon Paint Company,
               Ltd................        3,434,478    JPN
 1,155,936   Tomkins PLC..........        5,562,116    BRI
                                     --------------
                                         21,999,785
                                     --------------
             MEDICAL EQUIPMENT, SUPPLIES, AND
               SERVICES -- 0.7%
    34,320   Essilor International
               SA CIE Generale
               D'Optique..........        3,690,020    FRA
    36,810   Nobel Biocare
               Holding AG.........       10,882,891    SWI
                                     --------------
                                         14,572,911
                                     --------------
             METALS AND MINING -- 6.3%
    93,400   Alcan, Inc. .........        4,547,659    CDA
 1,257,100   BlueScope Steel,
               Ltd. ..............        8,553,556    AUS
   196,900   Cameco Corp.(8)......        7,964,605    CDA
   285,100   Companhia Vale do Rio
               Doce (ADR).........        8,478,874    BRA
   218,100   JFE Holdings, Inc. ..       11,234,427    JPN
    37,300   Norddeutsche
               Affinerie AG.......        1,046,305    GER
   331,500   Rautaruukki Oyj......       13,193,537    FIN
    76,700   Russel Metals,
               Inc. ..............        1,756,112    CDA
    99,475   Salzgitter AG........       13,006,451    GER
   308,300   Sims Group, Ltd. ....        4,920,671    AUS
   341,100   ThyssenKrupp AG(8)...       16,070,102    GER
    72,660   Vallourec SA.........       21,130,037    FRA
   165,600   voestalpine AG.......        9,349,534    AST
   203,469   Xstrata PLC..........       10,159,004    BRI
                                     --------------
                                        131,410,874
                                     --------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2006

  SHARES                                  VALUE      COUNTRY
  ------                             --------------  -------
             COMMON STOCKS (CONTINUED)
             OFFICE EQUIPMENT, SUPPLIES, AND
               SERVICES -- 0.5%
    95,000   Brother Industries,
               Ltd. ..............   $    1,286,038    JPN
   315,000   Ricoh Company,
               Ltd. ..............        6,432,083    JPN
 3,314,500   TPV Technology,
               Ltd. ..............        2,096,517    HNG
                                     --------------
                                          9,814,638
                                     --------------
             OIL, COAL AND GAS -- 7.0%
 1,176,600   BP PLC...............       13,073,967    BRI
   988,200   Cosmo Oil Company,
               Ltd.(8)............        4,019,065    JPN
   635,400   Eni SpA..............       21,371,599    ITA
 2,063,000   Nippon Oil Corp. ....       13,798,983    JPN
   227,500   Norsk Hydro ASA......        7,060,118    NOR
   173,100   Oao Gazprom (ADR)....        8,045,688    SUR
 1,754,000   Osaka Gas Company,
               Ltd. ..............        6,529,322    JPN
   287,000   Repsol YPF SA........        9,925,984    SPA
 1,290,100   Royal Dutch Shell
               PLC -- Class B.....       45,215,684    BRI
    64,900   Showa Shell Sekiyu
               KK.................          726,413    JPN
   245,600   Total SA.............       17,717,764    FRA
                                     --------------
                                        147,484,587
                                     --------------
             PAPER AND FOREST PRODUCTS -- 0.5%
   379,000   Hokuetsu Paper Mills,
               Ltd.(8)............        2,140,145    JPN
   301,800   Norbord, Inc. .......        2,305,911    CDA
 1,263,000   Oji Paper Company,
               Ltd. ..............        6,707,416    JPN
                                     --------------
                                         11,153,472
                                     --------------
             PHARMACEUTICALS/RESEARCH AND
               DEVELOPMENT -- 2.2%
   338,900   Biovail Corp.(8).....        7,149,115    CDA
   131,200   Daiichi Sanyko
               Company, Ltd. .....        4,101,206    JPN
   216,100   Eisai Company,
               Ltd. ..............       11,875,921    JPN
   528,100   Elan Corp. PLC
               (ADR)*(8)..........        7,789,475    IRE
   173,800   GlaxoSmithKline PLC..        4,573,637    BRI
   476,000   Tanabe Seiyaku
               Company, Ltd. .....        6,219,739    JPN
    56,725   UCB SA(8)............        3,890,007    BEL
                                     --------------
                                         45,599,100
                                     --------------
             PRINTING AND PUBLISHING -- 0.5%
   505,300   Quebecor World,
               Inc. ..............        5,849,633    CDA
   439,000   Toppan Printing
               Company, Ltd. .....        4,847,242    JPN
                                     --------------
                                         10,696,875
                                     --------------
             REAL ESTATE DEVELOPMENT AND
               SERVICES -- 2.0%
   249,443   British Land Company
               PLC................        8,371,337    BRI
 7,094,000   Shun Tak Holdings,
               Ltd. ..............       10,853,091    HNG
   356,000   Sumitomo Realty &
               Development
               Company, Ltd. .....       11,427,419    JPN
    49,441   Unibail..............       12,080,476    FRA
                                     --------------
                                         42,732,323
                                     --------------
             RETAIL -- 2.7%
   853,725   Boots Group PLC......       13,999,595    BRI
 1,884,058   Carphone Warehouse
               PLC................       11,583,415    BRI
 1,918,071   Debenhams PLC........        7,126,219    BRI
 1,912,500   Dixons Group PLC.....        7,171,053    BRI
   590,900   JJB Sports PLC.......        2,721,801    BRI
 1,791,719   Kesa Electricals
               PLC................       11,901,520    BRI
    10,300   Valora Holding AG....        2,829,647    SWI
                                     --------------
                                         57,333,250
                                     --------------
             RETAIL: RESTAURANTS -- 0.1%
   112,200   Plenus Company,
               Ltd. ..............        2,324,045    JPN
                                     --------------
             RETAIL: SUPERMARKETS -- 1.1%
 2,931,020   Tesco PLC............       23,214,001    BRI
                                     --------------
             SEMICONDUCTORS -- 1.5%
 3,372,061   ARM Holdings PLC.....        8,302,638    BRI
   444,657   ASML Holding NV*.....       11,058,505    NET
   222,700   Elpida Memory,
               Inc.*..............       12,238,629    JPN
                                     --------------
                                         31,599,772
                                     --------------
             TELECOMMUNICATIONS EQUIPMENT AND
               SERVICES -- 5.7%
   329,600   America Movil SA de
               CV -- Series L
               (ADR)..............       14,904,512    MEX
 3,064,800   BT Group PLC.........       18,092,648    BRI
   277,800   Deutsche Telekom AG..        5,075,265    GER
   159,600   Elcoteq Network
               Corp. -- Class A...        2,060,450    FIN
 1,765,000   MobileOne, Ltd. .....        2,474,165    SIN
     2,600   Nippon Telegraph and
               Telephone Corp. ...       12,802,823    JPN
   373,400   Nokia Oyj (ADR)......        7,587,488    FIN
     8,407   NTT DoCoMo, Inc. ....       13,281,089    JPN
   187,500   Research In Motion,
               Ltd.*..............       23,958,751    CDA
    20,800   Swisscom AG..........        7,873,615    SWI
   270,300   Telenor ASA..........        5,082,864    NOR

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2006

  SHARES                                  VALUE      COUNTRY
  ------                             --------------  -------
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS EQUIPMENT AND SERVICES
               (CONTINUED)

 1,646,500   Vodafone Group PLC...   $    4,561,744  BRI
   395,600   VTech Holdings,
               Ltd. ..............        2,441,253  BER
                                     --------------
                                        120,196,667
                                     --------------
             TOYS -- 1.0%
    78,300   Nintendo Company,
               Ltd. ..............       20,330,826  JPN
                                     --------------
             TRANSPORTATION -- 0.8%
 2,535,000   Neptune Orient Lines,
               Ltd................        3,454,377  SIN
 1,367,100   Orient Overseas
               International,
               Ltd. ..............        8,700,031  BER
   286,731   Toll Holdings,
               Ltd. ..............        4,135,069  AUS
                                     --------------
                                         16,289,477
                                     --------------
             UTILITIES -- 4.7%
    95,900   ATCO, Ltd. -- Class
               I..................        4,138,959  CDA
   118,900   Chubu Electric Power
               Company, Inc. .....        3,556,859  JPN
   349,857   Endesa SA............       16,547,323  SPA
 1,130,300   Energias de Portugal
               SA.................        5,729,482  POR
   314,200   Hokkaido Electric
               Power Company,
               Inc................        8,026,285  JPN
   248,000   Kyushu Electric Power
               Company, Inc. .....        6,543,591  JPN
   709,312   Scottish Power PLC...       10,388,470  BRI
   222,700   Shikoku Electric
               Power Company,
               Inc.(8)............        5,305,277  JPN
   604,300   The Kansai Electric
               Power Company,
               Inc................       16,300,181  JPN
   295,595   Veolia Environment...       22,787,690  FRA
                                     --------------
                                         99,324,117
                                     --------------
             TOTAL COMMON STOCKS
               (Cost
               $1,552,036,742)        2,057,635,990
                                     --------------

             RIGHTS -- 0.0%
             AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
               EQUIPMENT AND REPAIRS
   390,900   TI Automotive,
               Ltd. --  Class
               A*(14) (27) (Cost
               $0)................               --  BRI
                                     --------------




  PRINCIPAL
  ---------
               SECURITIES LENDING COLLATERAL -- 7.1%
$149,080,031   Securities Lending Collateral Investment (Note 4)
                 (Cost $149,080,031).......................................   $  149,080,031   USA
                                                                              --------------
               TOTAL SECURITIES (Cost $1,701,116,773)                          2,206,716,021
                                                                              --------------
               REPURCHASE AGREEMENTS -- 1.4%
  29,549,256   With Investors Bank and Trust, dated 12/29/06, 4.76%, due
                 01/02/07, repurchase proceeds at maturity $29,564,884
                 (Collateralized by Fannie Mae Adjustable Rate Mortgage,
                 4.40%, due 02/01/34, with a value of $12,628,519 and
                 Freddie Mac Adjustable Rate Mortgage, 5.95%, due 12/15/32,
                 with a value of $18,398,200) (Cost $29,549,256)...........       29,549,256   USA
                                                                              --------------
               Total Investments -- 106.4% (Cost $1,730,666,029)               2,236,265,277
               Liabilities less other assets -- (6.4)%.....................     (135,112,804)
                                                                              --------------
               NET ASSETS -- 100.0%........................................   $2,101,152,473
                                                                              ==============




The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $1,746,694,307.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..  $517,975,058
Gross unrealized depreciation..   (28,404,088)
                                 ------------
Net unrealized appreciation....  $489,570,970
                                 ============



--------

See summary of footnotes and abbreviations to portfolios.


                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2006




                                 PERCENT OF TOTAL
COUNTRY COMPOSITION            INVESTMENTS AT VALUE
-------------------            --------------------
Australia (AUS)..............           2.90%
Austria (AST)................           0.90
Belgium (BEL)................           1.26
Bermuda (BER)................           0.59
Brazil (BRA).................           0.38
Canada (CDA).................           6.71
Cayman Islands (CAY).........           0.48
Denmark (DEN)................           0.51
Finland (FIN)................           1.02
France (FRA).................           8.79
Germany (GER)................           6.32
Hong Kong (HNG)..............           0.49
Ireland (IRE)................           1.28
Italy (ITA)..................           2.05
Japan (JPN)..................          19.47
Mexico (MEX).................           1.05
Norway (NOR).................           0.70
Portugal (POR)...............           0.41
Russia (SUR).................           0.36
Singapore (SIN)..............           0.32
South Korea (KOR)............           0.34
Spain (SPA)..................           2.38
Sweden (SWE).................           2.04
Switzerland (SWI)............           7.57
Taiwan (TWN).................           0.64
The Netherlands (NET)........           3.57
United Kingdom (BRI).........          19.48
United States (USA)..........           7.99
                                      ------
TOTAL PERCENTAGE.............         100.00%
                                      ======






                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                            PORTFOLIOS OF INVESTMENTS

              SUMMARY OF FOOTNOTES AND ABBREVIATIONS TO PORTFOLIOS
                                DECEMBER 31, 2006

     Footnotes:

*     Non-income producing security.

144A All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

1)    Variable rate security. The rate shown was in effect at December 31, 2006.

2) Quarterly reset provision. The rate shown was in effect at December 31, 2006.

3) Monthly reset provision. The rate shown was in effect at December 31, 2006.

4)    Security is segregated as collateral for written options.

5)    Security is segregated as initial margin for futures contracts.

6)    Security is segregated as collateral for swap contracts.

7) Represents a zero coupon bond which will convert to an interest bearing security at a later date.

8)    All or part of this security is on loan.

9)    Bond is in default.

10) Variable rate security. Interest rate is based on the credit rating of the issuer. The rate shown was in effect at December 31, 2006.

11) Floating rate security. The interest rate is subject to change semi-annually based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 2006.

12) PIK ("Payment-In-Kind") bond. These bonds pay interest in the form of additional bonds.

13) Security was in bankruptcy reorganization at the time of maturity. Recovery will be determined at the conclusion of the bankruptcy.

14)   Fair valued at December 31, 2006.

      Following are the market values (as determined by fair valuation) and the corresponding percentage of Portfolio assets of all fair valued securities at December 31, 2006.


SERIES                   MARKET VALUE   PERCENTAGE
------                   ------------   ----------
Total Return Bond         $1,199,940       0.69%
High Yield Bond            3,467,853       0.71


15)   Principal amount for this security is denominated in Australian Dollars.

16) Principal amount for this security is denominated in British Pounds.

17) Principal amount for this security is denominated in Canadian Dollars.

18) Principal amount for this security is denominated in Danish Krone.



19)   Principal amount for this security is denominated in Euros.

20) Principal amount for this security is denominated in Hong Kong Dollars.

21) Principal amount for this security is denominated in Japanese Yen.

22) Principal amount for this security is denominated in Mexican Pesos.

23) Principal amount for this security is denominated in New Zealand Dollars.

24) Principal amount for this security is denominated in Swedish Krona.

25) Principal amount for this security is denominated in Swiss Francs.

26) Principal amount for this security is denominated in Taiwan Dollars.

27)   Illiquid security. Refer to Note 2M.
Abbreviations:

ADR    American Depository Receipt.

FDR    Foreign Depository Receipt.

GDR    Global Depository Receipt.

IO Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities generally exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

TBA To be announced. Securities are purchased on a forward commitment basis with approximate principal amount and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
       --------

     - Securities issued by companies registered outside the United States are denoted with their domestic country in parenthesis.

     - Fixed income securities designated as "perpetual" are securities that make (or are scheduled to make) a steady payment of interest. They do not have a maturity date, and the interest payments are indefinite.

     - Footnotes and abbreviations may or may not appear in each portfolio of investments.


                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                              PORTFOLIO COMPOSITION

                                DECEMBER 31, 2006

     The following charts summarize the portfolio composition of each Series by asset type.



MONEY MARKET SERIES
Commercial Paper.....................     44.4%
Repurchase Agreements/Cash
  Equivalents........................     15.9
Short Term Corporate Notes...........     15.9
Yankee Certificates of Deposit.......     15.5
Short Term US Government Agency
  Securities.........................      6.5
Medium Term Corporate Notes..........      1.5
Other assets less liabilities........      0.3
                                         -----
                                         100.0%
                                         =====
HIGH QUALITY BOND SERIES
Corporate Bonds and Notes............     76.3%
US Government Agency Securities......     19.3
US Treasury Securities...............      2.4
Repurchase Agreements/Cash
  Equivalents........................      1.1
Securities Lending Collateral........      1.0
Municipal Bonds......................      0.8
Foreign Government Obligations.......      0.5
Liabilities less other assets........     (1.4)
                                         -----
                                         100.0%
                                         =====
INTERMEDIATE GOVERNMENT BOND SERIES
US Government Agency Securities......     53.5%
US Treasury Securities...............     30.8
Securities Lending Collateral........     19.5
Corporate Bonds and Notes............     10.4
Short Term US Government Agency
  Securities.........................      3.8
Liabilities less other assets........    (18.0)
                                         -----
                                         100.0%
                                         =====
CORE BOND SERIES
US Government Agency Securities......     54.3%
Corporate Bonds and Notes............     52.3
US Treasury Securities...............      6.3
Short Term US Government Agency
  Securities.........................      1.2
Repurchase Agreements/Cash
  Equivalents........................      1.0
Foreign Government Obligations.......      0.7
Short Term Corporate Notes...........      0.4
Securities Lending Collateral........      0.0*
Purchased Put Options................      0.0*
Call Options Written.................     (0.0)*
Put Options Written..................     (0.0)*
Securities Sold Short................     (7.8)
Liabilities less other assets........     (8.4)
                                         -----
                                         100.0%
                                         =====
TOTAL RETURN BOND SERIES
US Government Agency Securities......     53.2%
Corporate Bonds and Notes............     48.0
Repurchase Agreement/Cash
  Equivalents........................     20.7
US Treasury Securities...............     15.4
Securities Lending Collateral........      3.5
Foreign Government Obligations.......      2.4
Municipal Bonds......................      0.6
Short Term US Government Agency
  Securities.........................      0.3
Convertible Preferred Stocks.........      0.2
Convertible Bonds....................      0.1
Call Options Written.................     (0.0)*
Put Options Written..................     (0.0)*
Liabilities less other assets........    (44.4)
                                         -----
                                         100.0%
                                         =====
HIGH YIELD BOND SERIES
Corporate Bonds and Notes............     85.3%
Repurchase Agreements/Cash
  Equivalents........................      5.0
Loan Participations..................      4.9
Convertible Preferred Stocks.........      0.9
Common Stocks........................      0.4
Convertible Bonds....................      0.4
Warrants.............................      0.1
Other assets less liabilities........      3.0
                                         -----
                                         100.0%
                                         =====
BALANCED SERIES
Common Stocks........................     60.4%
Corporate Bonds and Notes............     21.1
US Government Agency Securities......     20.9
Repurchase Agreements/Cash
  Equivalents........................      4.2
US Treasury Securities...............      3.5
Securities Lending Collateral........      2.2
Foreign Government Obligations.......      1.3
Municipal Bonds......................      0.4
Short Term US Treasury Securities....      0.3
Short Term US Government Agency
  Securities.........................      0.2
Convertible Preferred Stock..........      0.1
Convertible Bonds....................      0.0*
Warrants.............................      0.0*
Call Options Written.................     (0.0)*
Put Options Written..................     (0.0)*
Liabilities less other assets........    (14.6)
                                         -----
                                         100.0%
                                         =====


                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                        PORTFOLIO COMPOSITION (CONTINUED)

                                DECEMBER 31, 2006

The following charts summarize the portfolio composition of each Series by asset type.

VALUE & INCOME SERIES
Common Stocks........................     97.8%
Securities Lending Collateral........      5.3
Repurchase Agreements/Cash
  Equivalents........................      2.1
Liabilities less other assets........     (5.2)
                                         -----
                                         100.0%
                                         =====
VALUE SERIES
Common Stocks........................     95.5%
Securities Lending Collateral........     15.2
Repurchase Agreements/Cash
  Equivalents........................      9.0
Liabilities less other assets........    (19.7)
                                         -----
                                         100.0%
                                         =====
GROWTH & INCOME SERIES
Common Stocks........................     98.1%
Securities Lending Collateral........      5.9
Repurchase Agreements/Cash
  Equivalents........................      2.1
Liabilities less other assets........     (6.1)
                                         -----
                                         100.0%
                                         =====
EQUITY GROWTH SERIES
Common Stocks........................     97.9%
Securities Lending Collateral........      6.3
Repurchase Agreements/Cash
  Equivalents........................      0.9
Liabilities less other assets........     (5.1)
                                         -----
                                         100.0%
                                         =====
AGGRESSIVE EQUITY SERIES
Common Stocks........................     99.4%
Securities Lending Collateral........     12.6
Liabilities less other assets........    (12.0)
                                         -----
                                         100.0%
                                         =====
MID-CAP VALUE SERIES
Common Stocks........................     97.9%
Securities Lending Collateral........     12.7
Repurchase Agreements/Cash
  Equivalents........................      1.7
Short Term Commercial Paper..........      0.2
Convertible Bonds....................      0.0*
Liabilities less other assets........    (12.5)
                                         -----
                                         100.0%
                                         =====
MID-CAP GROWTH SERIES
Common Stock.........................     98.1%
Securities Lending Collateral........     16.0
Repurchase Agreements/Cash
  Equivalents........................      2.0
Liabilities less other assets........    (16.1)
                                         -----
                                         100.0%
                                         =====
SMALL-CAP VALUE SERIES
Common Stocks........................     99.6%
Securities Lending Collateral........     18.0
Repurchase Agreements/Cash
  Equivalents........................      0.0*
Liabilities less other assets........    (17.6)
                                         -----
                                         100.0%
                                         =====
SPECIAL EQUITY SERIES
Common Stocks........................     97.9%
Securities Lending Collateral........     20.2
Repurchase Agreements/Cash
  Equivalents........................      2.7
Short Term US Treasury Securities....      0.1
Liabilities less other assets........    (20.9)
                                         -----
                                         100.0%
                                         =====
SMALL-CAP GROWTH SERIES
Common Stocks........................     98.7%
Securities Lending Collateral........      9.3
Repurchase Agreements/Cash
  Equivalents........................      0.4
Liabilities less other assets........     (8.4)
                                         -----
                                         100.0%
                                         =====
INTERNATIONAL EQUITY SERIES
Common Stocks........................     97.9%
Securities Lending Collateral........      7.1
Repurchase Agreements/Cash
  Equivalents........................      1.4
Rights...............................      0.0*
Liabilities less other assets........     (6.4)
                                         -----
                                         100.0%
                                         =====



--------

* Amount rounds to less than 0.05%.




                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of eighteen different series that are, in effect, separate investment funds: the Money Market Portfolio, the High Quality Bond Portfolio, the Intermediate Government Bond Portfolio, the Core Bond Portfolio, the Total Return Bond Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, the Value & Income Portfolio, the Value Portfolio, the Growth & Income Portfolio, the Equity Growth Portfolio, the Aggressive Equity Portfolio, the Mid-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Small-Cap Value Portfolio, the Special Equity Portfolio, the Small-Cap Growth Portfolio, and the International Equity Portfolio (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

     The investment objectives of each Series are as follows:

     Money Market -- The Series' goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

     High Quality Bond -- The Series' goal is to provide a high risk-adjusted return while focusing on the preservation of capital.

     Intermediate Government Bond -- The Series' goal is to provide as high a level of current income as is consistent with the preservation of capital.

     Core Bond -- The Series' goal is to achieve maximum total return.

     Total Return Bond -- The Series' goal is to maximize long-term total return.

     High Yield Bond -- The Series' goal is to provide a high level of current income.

     Balanced -- The Series' goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

     Value & Income -- The Series' goal is to provide a high level of current income through investment in a broadly diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

     Value -- The Series' goal is to provide capital appreciation. Dividend income is a secondary goal.

     Growth & Income -- The Series' goal is to provide capital appreciation and current income.

     Equity Growth -- The Series' goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

     Aggressive Equity -- The Series' goal is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

     Mid-Cap Value -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

     Mid-Cap Growth -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

     Small-Cap Value -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND BUSINESS (CONTINUED)


     Special Equity -- The Series' goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

     Small-Cap Growth -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

     International Equity -- The Series' goal is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

2. SIGNIFICANT ACCOUNTING POLICIES
     A. SECURITY VALUATION:

     Short-term securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day at the last sale price. Bonds are valued at the mean of the last available bid and asked prices by an independent pricing service. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the last settlement price on the exchange on which they are traded. When valuations are not readily available, securities will be valued at their fair value as determined by the Board of Trustees. Unlisted securities are valued at the last sales price provided by an independent pricing agent or the principal market maker.

     Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the calculation of net asset value when the investment advisor deems that the particular event or circumstance would materially affect its asset value. In accordance with procedures adopted by the Board of Trustees, the International Equity Series applies fair value pricing on a daily basis for all non-US and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Series' investment advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value each day.

     B. REPURCHASE AGREEMENTS:

     Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series' investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 102% for domestic securities and 105% for international securities of the repurchase price at all times. If the value of the underlying securities falls below the value of the repurchase price, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C. FOREIGN CURRENCY TRANSLATION:

     The accounting records of each Series are maintained in US dollars. The market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated to US dollars based on the prevailing exchange rates each business day. Income, expenses, purchases, and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.

     Each Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses on disposition of foreign currencies and foreign currency forward and spot contracts, and the difference between the amount of investment income receivable and foreign withholding taxes payable recorded on each Series' books and the US dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities (other than investments in securities) and foreign currency forward and spot contracts, resulting from changes in the prevailing exchange rates.

     D. FOREIGN CURRENCY FORWARD, SPOT, AND CROSS CURRENCY CONTRACTS:

     Each Series, with the exception of the Money Market Series, may enter into foreign currency forward contracts, spot, and cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with those series that participate in such contracts. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A spot contract is also an agreement to buy and sell a currency, but will settle within a week or less from the date it is entered into. The market value of a foreign currency forward, spot, or cross currency contract fluctuates with changes in forward currency exchange rates. Foreign currency forward, spot, and cross currency contracts are marked to market daily and the change in value is recorded by the Series as an unrealized foreign exchange gain or loss. When a foreign currency forward, spot, or cross currency contract is extinguished, through delivery or by entering into another offsetting foreign currency forward, spot, or cross currency contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

     As of December 31, 2006, the Core Bond Series, Total Return Bond Series, Balanced Series, and International Equity Series each had outstanding foreign currency forward contracts as listed in Note 10.

     E. WRITTEN OPTIONS:

     Each Series, with the exception of the Money Market Series, may write or purchase options for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. When a Series writes an option, an amount equal to the premium received by the Series

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


is recorded as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. These options are settled for cash and subject the Series to unknown risk of loss. The Series, however, are not subject to credit risk on written options, as the counterparty has already performed its obligation by paying the premium at the inception of the contract. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Series realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

     Transactions in options written for the year ended December 31, 2006:

                                         CORE BOND           TOTAL RETURN BOND          BALANCED
                                  ----------------------   --------------------   --------------------
                                   NUMBER OF               NUMBER OF              NUMBER OF
                                   CONTRACTS    PREMIUMS   CONTRACTS   PREMIUMS   CONTRACTS   PREMIUMS
                                  ----------   ---------   ---------   --------   ---------   --------
Written call options outstanding
  at December 31, 2005..........         172   $  98,503        --     $     --        --     $     --
Call options written............  34,200,364     405,683       268       69,361       427      107,397
Call options terminated in
  closing purchase
  transactions..................        (536)   (275,046)     (242)     (62,397)     (385)     (96,060)
Call options expired............          --          --        --           --        --           --
                                  ----------   ---------      ----     --------      ----     --------
Written call options outstanding
  at December 31, 2006..........  34,200,000   $ 229,140        26     $  6,964        42     $ 11,337
                                  ==========   =========      ====     ========      ====     ========
Written put options outstanding
  at December 31, 2005..........         172   $  87,812        --     $     --        --     $     --
Put options written.............  34,200,570     609,700       195       53,322       402      106,866
Put options terminated in
  closing purchase
  transactions..................        (742)   (324,732)     (144)     (37,890)     (320)     (82,057)
Put options expired.............          --          --        --           --        --           --
                                  ----------   ---------      ----     --------      ----     --------
Written put options outstanding
  at December 31, 2006..........  34,200,000   $ 372,780        51     $ 15,432        82     $ 24,809
                                  ==========   =========      ====     ========      ====     ========



     F. FUTURES CONTRACTS:

     Each Series, with the exception of the Money Market Series, may enter into futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in market value caused by changes in prevailing market or interest rates. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

     Variation margin payments are received or made by each Series each day, depending upon the daily fluctuations in the market value of the underlying instrument. Each Series recognizes an unrealized gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the basis in the contract.

     Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


assets. These contracts may involve market risk in excess of the unrealized gains or losses reflected in the Series' Statement of Assets and Liabilities.

     Use of long futures contracts subjects the Series to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures contracts subjects the Series to unlimited risk of loss. The Series may enter into futures contracts on exchanges or boards of trade. In that case, the exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Series' credit risk is limited to failure of the exchange or board of trade.

     Open futures contracts as of December 31, 2006:

                                                                                       VALUE AS OF  NET UNREALIZED
                     NUMBER OF                                          EXPIRATION    DECEMBER 31,   APPRECIATION/
SERIES               CONTRACTS               DESCRIPTION                   DATE           2006      (DEPRECIATION)
------              -----------  -----------------------------------  --------------  ------------  --------------
Core Bond.........   1,716 Long  US Long Bond Future                  March 2007      $191,226,750    $(5,122,600)
                     1,278 Long  US Treasury Notes 10 Year Future     March 2007       137,345,063     (1,080,024)
                      812 Short  90 Day Euro Future                   June 2007        192,383,100        822,265
                    1,071 Short  90 Day Euro Future                   September 2007   254,134,913        652,341
                    4,181 Short  US Treasury Note 5 Year Future       March 2007       439,266,313      2,326,393
                                                                                                      -----------
                                                                                                      $(2,401,625)
                                                                                                      ===========
Total Return
  Bond............      57 Long  90 Day LIBOR Future                  September 2007  $  6,733,838    $    (5,170)
                        45 Long  Euro Bund Future                     March 2007         5,221,350        (51,219)
                        35 Long  US Treasury Note 2 Year Future       March 2007         7,141,094        (18,988)
                       120 Long  US Treasury Note 5 Year Future       March 2007        12,607,500        (46,983)
                        9 Short  US Long Bond Future                  March 2007         1,002,938         15,916
                      149 Short  US Treasury Note 10 Year Future (a)  March 2007        16,012,844        104,739
                                                                                                      -----------
                                                                                                      $    (1,705)
                                                                                                      ===========
Balanced..........      72 Long  90 Day LIBOR Future                  September 2007  $  8,505,900    $    (6,546)
                        57 Long  Euro Bund Future                     March 2007         6,613,710        (64,872)
                         8 Long  S&P 500 Future                       March 2007           571,400          1,184
                        68 Long  US Treasury Note 2 Year Future       March 2007        13,874,125        (36,684)
                        96 Long  US Treasury Note 5 Year Future       March 2007        10,086,000        (35,402)
                       17 Short  US Long Bond Future                  March 2007         1,894,438         30,142
                      193 Short  US Treasury Note 10 Year Future (a)  March 2007        20,741,469        132,949
                                                                                                      -----------
                                                                                                      $    20,771
                                                                                                      ===========
Growth & Income...      42 Long  S&P 500 Future                       March 2007      $  2,999,850    $     8,196
                                                                                                      ===========
Special Equity....       2 Long  Russell 2000 Future                  March 2007      $    794,900    $     6,023
                                                                                                      ===========



(a) Segregated as collateral for put options written as shown on each respective Series Portfolio of Investments.

     The Core Bond Series and Special Equity Series have segregated securities as collateral for their respective open futures contracts. The segregated securities are identified within each Series' portfolio of investments. The Total Return Bond Series has segregated $352,213 of cash, the Balanced Series has segregated $459,080 of cash and has restricted cash of $140,600 as collateral for their respective open

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


future contracts. The Growth & Income Series has restricted cash of $560,000 as collateral for open futures contracts.

     G. SWAPS

     The Series, with the exception of the Money Market Series, may engage in various swap transactions, including interest rate, currency exchange rate, equity index and total return swaps, for hedging purposes, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

     Outstanding swap agreements as of December 31, 2006:

INTEREST RATE SWAPS

CORE BOND

                                                                                  NOTIONAL
                           PAYMENTS MADE BY   PAYMENTS RECEIVED   TERMINATION      AMOUNT         VALUE
SWAP COUNTERPARTY             THE SERIES        BY THE SERIES         DATE          (USD)         (USD)
-----------------          ----------------   -----------------   -----------   ------------   ----------
Citigroup Global
  Markets................  3 month LIBOR      5.18% semi-annual     09/18/10    $100,000,000   $1,566,000
Citigroup Global
  Markets................  3 month LIBOR      5.16% semi-annual     11/07/10      66,900,000      131,124
Citigroup Global
  Markets................  3 month LIBOR      4.95% semi-annual     12/12/11      23,600,000     (152,220)
Wachovia Securities......  3 month LIBOR      5.20% semi-annual     09/07/11     100,000,000    1,761,000
                                                                                               ----------
                                                                                               $3,305,904
                                                                                               ==========




     H. SHORT SALES:

     Each Series, with the exception of the Money Market Series, may sell securities short. A short sale is a transaction in which a Series sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Series is obligated to replace the borrowed securities at the market price at the time of replacement. The Series' obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the custodian. In addition, the Series will consider the short sale to be a borrowing by the Series that is subject to the asset coverage requirements of the Investment Company Act of 1940, as amended. Short sales by the Series involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

     I. DOLLAR ROLLS:

     Each Series, with the exception of the Money Market Series, may enter into dollar rolls (principally using TBA's) in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Series account for such dollar rolls as purchases and sales and receive compensation as

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


consideration for entering into the commitment to repurchase. The Series maintains liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Series is required to purchase may decline below the agreed upon repurchase price of those securities.

     J. FEDERAL INCOME TAXES:

     It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     Each Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

     K. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

     Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

     All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     L. OPERATING EXPENSES:

     The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among all Series based on their relative net assets, or another methodology that is appropriate based on the circumstances.

     M. RESTRICTED AND ILLIQUID SECURITIES:

     Each Series is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

     N. OTHER:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     O. IN-KIND REDEMPTION

     During the fiscal year ended December 31, 2006, the Special Equity Series delivered securities (redemption in-kind) in exchange for the redemption of units. The source of the redemption in-kind was three contractholders who were invested in an insurance company separate account established by MONY Life Insurance Company ("Separate Account"). The Separate Account invested all its assets in the Special Equity Series. Collectively, the value of the contractholders' accounts represented 5.91% of the Special Equity Series at the time of the redemption. The financial statements of the Separate Account are not included in these financial statements. Cash and securities were transferred as detailed below:

                                     TOTAL VALUE OF CASH
DATE                             AND SECURITIES TRANSFERRED                    GAIN ON TRANSFER
----                             --------------------------                    ----------------
March 7, 2006                            $80,105,926                              $14,871,899


     P. RECENT ACCOUNTING PRONOUNCEMENTS:

     In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Series, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective June 30, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Series, and is not in a position at this time to estimate the significance of its impact, if any, on the Series' financial statements.

     In September 2006, Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Series' financial statement disclosures.

3. FEES AND TRANSACTIONS WITH AFFILIATES

     Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). The Advisor is an indirect, wholly-owned subsidiary of AEGON, a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


publicly traded international insurance group. TFLIC has sub-accounts which invest in the corresponding Series as follows:

TFLIC SUB-ACCOUNT                                           INVESTMENT IN SERIES
-----------------                                           --------------------
Money Market..............................................           7.15%
High Quality Bond.........................................           9.67
Intermediate Government Bond..............................          26.60
Core Bond.................................................           7.91
High Yield Bond...........................................           6.24
Balanced..................................................          30.12
Value & Income............................................          19.68
Growth & Income...........................................          21.98
Equity Growth.............................................          15.58
Aggressive Equity.........................................          22.71
Mid-Cap Value.............................................           3.76
Mid-Cap Growth............................................           0.25
Small-Cap Value...........................................           0.09
Special Equity............................................          24.55
Small-Cap Growth..........................................           0.02
International Equity......................................          11.91


     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fees for certain Series.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of each Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor. Payment of fees to the Subadvisors is the responsibility of the Advisor, and is not an additional expense of a Series.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


     For its services, the Advisor receives a fee from each Series, and the Subadvisors receive a fee from the Advisor, at an annual rate equal to the percentages specified in the table below of the portion of the corresponding Series' average daily net assets which they subadvise.

                                                                              ADVISOR  SUBADVISOR
SERIES                                         SERIES SUBADVISOR              FEE (%)    FEE (%)
------                            ------------------------------------------  -------  ----------
Money Market....................  GE Asset Management, Inc.                     0.25      0.05
High Quality Bond...............  Merganser Capital Management, LP              0.35          (2)
Intermediate Government Bond....  Allegiance Investment Management, LLC         0.35(1)       (3)
Core Bond.......................  BlackRock Financial Management, Inc.          0.35          (4)
Total Return Bond...............  (5)                                           0.35(1)       (6)
High Yield Bond.................  Eaton Vance Management                        0.55          (7)
Balanced........................  (8)                                           0.45(1)       (9)
Value & Income..................  (10)                                          0.45          (11)
Value...........................  Hotchkis and Wiley Capital Management, LLC    0.50(1)       (12)
Growth & Income.................  (13)                                          0.60          (14)
Equity Growth...................  (15)                                          0.62          (16)
Aggressive Equity...............  Turner Investment Partners, Inc.              0.77(1)       (17)
Mid-Cap Value...................  (18)                                          0.67(1)       (19)
Mid-Cap Growth..................  Columbus Circle Investors                     0.72(1)       (20)
Small-Cap Value.................  (21)                                          0.82(1)       (22)
Special Equity..................  (23)                                          0.80          (24)
Small-Cap Growth................  Perimeter Capital Management                  0.87(1)       (25)
International Equity............  (26)                                          0.75(1)       (27)



--------

(1) The Advisor is currently voluntarily waiving a portion of its fee.

(2) 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $300,000,000.

(3) Allegiance Investment Management, LLC received 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $30,000,000 in average daily net assets, 0.20% on the next $50,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $100,000,000. Effective January 22, 2006 the Intermediate Government Bond Series terminated Stephens Capital Management as subadvisor. For the period January 1, 2006 to January 22, 2006, Stephens Capital Management received 0.10% on all average daily net assets.

(4) 0.12% on the first $1,000,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $1,000,000,000.

(5) The Total Return Bond Series has two subadvisors: Western Asset Management Company and Western Asset Management Company, Ltd. which manages fixed income and foreign fixed income securities, respectively. Net assets are aggregated between Total Return Bond and Balanced.

(6) Western Asset Management Company and Western Asset Management Company, Ltd. received 0.30% on the first $100,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $100,000,000.

(7) 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $20,000,000 in average daily net assets, 0.20% on the next $85,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $125,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


(8) The Balanced Series has three subadvisors: Goldman Sachs Asset Management, LP, Western Asset Management Company and Western Asset Management Company, Ltd. which manage equity, fixed income and foreign fixed income securities, respectively.

(9) Goldman Sachs Asset Management, LP received 0.14% on the first $500,000,000 in combined average daily net assets of the Balanced Series and the Growth & Income Series, 0.12% on the next $1,000,000,000 in combined average daily net assets and 0.10% on all combined average daily net assets in excess of $1,500,000,000. Western Asset Management Company and Western Asset Management Company, Ltd. received 0.30% on the first $100,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $100,000,000. Net assets are aggregated between Total Return Bond and Balanced.

(10) The Value & Income Series has two subadvisors: TCW Investment Management Company and AllianceBernstein LP.

     During the year ended December 31, 2006, the Value & Income Series executed $81,397,109 of purchase transactions and $72,199,335 of sales transactions through Sanford C. Bernstein & Company, LLC, an affiliate of Alliance Capital Management, LP. Commissions paid for such transactions amounted to $160,776.

(11) TCW Investment Management Company received 0.70% on the first $25,000,000 in average daily net assets, 0.50% on the next $75,000,000 in average daily net assets, 0.30% on the next $400,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $500,000,000. AllianceBernstein LP received 0.27% on the first $300,000,000 in average daily net assets, 0.16% on the next $700,000,000 in average daily net assets and 0.13% on all average daily net assets in excess of $1,000,000,000.

(12) 0.75% on the first $15,000,000 in average daily net assets, 0.50% on the next $35,000,000 in average daily net assets, 0.35% on the next $100,000,000 in average daily net assets and 0.25% on all average daily net assets in excess of $150,000,000.

(13) The Growth & Income Series has three subadvisors: Ark Asset Management, Inc., Goldman Sachs Asset Management, LP and Aronson + Johnson + Ortiz, LP.

     During the year ended December 31, 2006, the Growth & Income Series executed $68,514,233 of purchase transactions and $75,200,134 of sales transactions through Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, LP. Commissions paid for such transactions amounted to $56,801. The Growth & Income Series also executed $17,924,470 of purchase transactions and $10,429,805 of sales transactions through Goldman Sachs Execution and Clearing LP, an affiliate of Goldman Sachs Asset Management, LP. Commissions paid for such transactions amounted to $24,326.

(14) Ark Asset Management, Inc. received 0.20% on the first $750,000,000 in combined average daily net assets of the Growth & Income Series and the Equity Growth Series, 0.18% on the next $250,000,000 in combined average daily net assets and 0.15% on all combined average daily net assets in excess of $1,000,000,000. Goldman Sachs Asset Management, LP received 0.14% on the first $500,000,000 in combined average daily net assets of the Balanced Series and the Growth & Income Series, 0.12% on the next $1,000,000,000 in combined average daily net assets and 0.10% on all combined average daily net assets in excess of $1,500,000,000. Aronson + Johnson + Ortiz, LP received 0.30% on the first $250,000,000 in average daily net assets, 0.20% on the next $250,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $500,000,000. If assets are less than $100,000,000, then Aronson + Johnson + Ortiz, LP will receive 0.55% on the first $50,000,000 in average daily net assets and 0.35% on all average daily net assets in excess of $50,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


(15) The Equity Growth Series has two subadvisors: Ark Asset Management, Inc. and Marsico Capital Management, LLC.
     During the year ended December 31, 2006, the Equity Growth Series executed $12,515,974 of purchase transactions and $34,543,830 of sales transactions through Bank of America Securities, LLC, an affiliate of Marsico Capital Management, LLC. Commissions paid for such transactions amounted to $53,044.
(16) Ark Asset Management, Inc. received 0.20% on the first $750,000,000 in combined average daily net assets of the Growth & Income Series and the Equity Growth Series, 0.18% on the next $250,000,000 in combined average daily net assets and 0.15% on all combined average daily net assets in excess of $1,000,000,000. Marsico Capital Management, LLC received 0.30% on the first $1,000,000,000 in average daily net assets and 0.25% on all average daily net assets in excess of $1,000,000,000. If assets are greater than $2,000,000,000, then Marsico Capital Management, LLC will receive 0.27% on all average daily net assets.
(17) 0.35% on the first $100,000,000 in average daily net assets, 0.30% on the next $200,000,000 in average daily net assets, 0.25% on the next $200,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $500,000,000.
(18) The Mid-Cap Value Series has three subadvisors: LSV Asset Management, Cramer, Rosenthal, McGlynn, LLC, and RiverSource Investments, LLC.
(19) Cramer Rosenthal McGlynn, LLC received 0.70% on the first $25,000,000 in average daily net assets, 0.40% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets, 0.25% on the next $200,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000. LSV Asset Management received 0.50% on the first $100,000,000 in average daily net assets, 0.40% on the next $100,000,000 in average daily net assets, 0.35% on the next $600,000,000 in average daily net assets, and 0.33% on all average daily net assets in excess of $800,000,000. In determining the basis point fee applicable to the Series, the combined average daily net assets of the Series and the portion of the International Equity Series managed by LSV Asset Management were applied to the fee schedule. For the period October 2, 2006 to December 31, 2006, RiverSource Investments, LLC received 0.425% on the first $250,000,000 in average daily net assets, 0.40% on the next $250,000,000 in average daily net assets, and 0.375% on all average daily net assets in excess of $500,000,000.
(20) 0.40% on the first $135,000,000 in average daily net assets and 0.35% on all average daily net assets in excess of $135,000,000.
(21) The Small-Cap Value Series has two subadvisors: EARNEST Partners, LLC and Mesirow Financial Investment Management, Inc.
(22) EARNEST Partners, LLC received 0.50% on all average daily net assets. For the period October 2, 2006 to December 31, 2006, Mesirow Financial Investment Management, Inc. received 0.75% on the first $50,000,000 of average daily net assets and 0.45% on all average daily net assets in excess of $50,000,000.
(23) The Special Equity Series has five subadvisors: EARNEST Partners, LLC, Wellington Management Company, LLP, RS Investment Management Co., LLC, Mazama Capital Management, LLC, and INVESCO Institutional (NA), Inc. ("INVESCO").
(24) Wellington Management Company, LLP received 0.45% on the first $200,000,000 of average daily net assets and 0.375% on average daily net assets in excess of $200,000,000. EARNEST Partners, LLC received 0.50% of average daily net assets. RS Investment Management, Co. LLC received 0.50% on the first $100,000,000 in average daily net assets and 0.40% on all average daily net assets in excess of $100,000,000. For the portion of the portfolio invested in accordance with a small-cap core strategy, INVESCO received 0.55% on the first $100,000,000 in average daily net assets, 0.45% on the next

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

            3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


$100,000,000 in average daily net assets, 0.30% on the next $100,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000. For the period May 23, 2006 to December 31, 2006, for the portion of the portfolio invested in accordance with a small-cap value strategy, INVESCO received 0.41% on the first $100,000,000 in average daily net assets, 0.34% on the next $100,000,000 in average daily net assets, 0.22% on the next $100,000,000 and 0.20% on all average daily net assets in excess of $300,000,000. Mazama Capital Management, LLC received 0.55% of average daily net assets.

(25) Perimeter Capital Management received 0.80% on the first $10,000,000 in average daily net assets, 0.64% on the next $40,000,000 in average daily net assets, and 0.48% on all average daily net assets in excess of $50,000,000. Effective July 24, 2006 the Small-Cap Growth Series terminated Trusco Capital Management, Inc. as subadvisor. For the period January 1, 2006 to July 24, 2006, Trusco Capital Management, Inc. received the same fee schedule listed above.

(26) The International Equity Series has two subadvisors: LSV Asset Management and Wellington Management Company, LLP.

(27) LSV Asset Management received 0.45% on the first $100,000,000 in average daily net assets, 0.40% on the next $100,000,000 in average daily net assets, 0.37% on the next $400,000,000 in average daily net assets, 0.35% on the next $200,000,000 in average daily net assets and 0.33% on all average daily net assets in excess of $800,000,000. Wellington Management Company, LLP received 0.375% on the first $400,000,000 in average daily net assets, 0.35% on the next $600,000,000 in average daily net assets and 0.325% on all average daily net assets in excess of $1,000,000,000.

     For the year ended December 31, 2006, the Advisor has voluntarily undertaken to waive fees to the extent the expenses of a Series exceed the following expense caps (as a proportion of average daily net assets):

SERIES                                                         EXPENSE CAP
------                                                   ----------------------
Money Market...........................................  30 basis points (b.p.)
High Quality Bond......................................          40 b.p.
Intermediate Government Bond...........................          40 b.p.
Core Bond..............................................          40 b.p.
Total Return Bond......................................          40 b.p.
High Yield Bond........................................          60 b.p.
Balanced...............................................          50 b.p.
Value & Income.........................................          50 b.p.
Value..................................................          55 b.p.
Growth & Income........................................          65 b.p.
Equity Growth..........................................          65 b.p.
Aggressive Equity......................................          80 b.p.
Mid-Cap Value..........................................          70 b.p.
Mid-Cap Growth.........................................          75 b.p.
Small-Cap Value........................................          85 b.p.
Special Equity.........................................          85 b.p.
Small-Cap Growth.......................................          90 b.p.
International Equity...................................          90 b.p.


     Certain trustees and officers of the Series Portfolio and of the funds that invest in the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Series Portfolio or the funds that

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


invest in the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration earned by non-affiliated trustees of the Series Portfolio from the Series Portfolio for the year ended December 31, 2006 amounted to $249,276.

4. SECURITIES LENDING

     Each Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% for domestic securities and 105% for international securities of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

     During the term of the loan, a Series receives payments from borrowers equivalent to the dividends, interest, and any other distributions that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, each Series retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by collateral other than cash, the borrower pays a securities loan fee to the lending agent.

     Any compensation (net of related expenses) received by a Series for lending its securities, as described above, is reported on its respective Statement of Operations. This includes interest income on short term investments purchased with cash collateral received.

     At December 31, 2006, the Series loaned securities having market values as follows:

                                                                          CASH COLLATERAL
SERIES                                                     MARKET VALUE       RECEIVED
------                                                     ------------   ---------------
High Quality Bond........................................  $  8,245,280     $  8,411,400
Intermediate Government Bond.............................    28,660,668       29,452,986
Core Bond................................................       937,548          958,807
Total Return Bond........................................     4,175,549        4,274,335
Balanced.................................................     8,147,993        8,381,259
Value & Income...........................................   178,352,319      186,521,888
Value....................................................    14,752,499       15,388,046
Growth & Income..........................................    65,940,916       67,965,319
Equity Growth............................................   153,603,563      158,227,226
Aggressive Equity........................................    46,847,850       48,209,289
Mid-Cap Value............................................   114,577,775      118,672,540
Mid-Cap Growth...........................................    48,290,937       49,693,823
Small-Cap Value..........................................    40,731,141       42,425,935
Special Equity...........................................   236,102,650      245,040,504
Small-Cap Growth.........................................    13,716,685       14,398,521
International Equity.....................................   142,317,183      149,080,031

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SECURITIES LENDING (CONTINUED)


     Each Series has invested the cash collateral received from securities loaned in the following short term securities:


                                         HIGH     INTERMEDIATE
                                        QUALITY    GOVERNMENT     CORE    TOTAL RETURN                 VALUE &
                                         BOND         BOND        BOND        BOND       BALANCED      INCOME        VALUE
                                      ----------  ------------  --------  ------------  ----------  ------------  -----------
Abbey National PLC, Time Deposit,
  5.28%, 01/05/07...................  $  364,379   $ 1,275,892  $ 41,534   $  185,163   $  363,074  $  8,080,064  $   666,606
Bank of America, Floating Rate Note,
  5.31%(1), 03/08/07................     364,379     1,275,892    41,534      185,163      363,074     8,080,064      666,606
Bank of America, Floating Rate Note,
  5.31%(1), 07/10/07................     437,256     1,531,072    49,842      222,195      435,688     9,696,077      799,926
Bank of Nova Scotia, Time Deposit,
  5.29%, 01/30/07...................     109,314       382,768    12,461       55,549      108,922     2,424,019      199,981
Bank of Nova Scotia, Time Deposit,
  5.30%, 02/27/07...................     182,189       637,947    20,768       92,581      181,536     4,040,032      333,302
Bank of the West (The), Time
  Deposit, 5.29%, 01/17/07..........     182,189       637,947    20,768       92,581      181,536     4,040,032      333,302
Barclays, Time Deposit, 5.30%,
  01/02/07..........................     291,503     1,020,715    33,228      148,130      290,459     6,464,052      533,284
Barclays, Time Deposit, 5.32%,
  02/13/07..........................     182,189       637,947    20,768       92,581      181,536     4,040,032      333,302
Calyon, Time Deposit, 5.30%,
  02/05/07..........................     109,314       382,768    12,461       55,549      108,922     2,424,019      199,981
Canadian Imperial Bank of Commerce,
  Time Deposit, 5.31%, 01/29/07.....     291,503     1,020,715    33,228      148,130      290,459     6,464,052      533,284
Citigroup, Time Deposit, 5.31%,
  03/05/07..........................     182,189       637,947    20,768       92,581      181,536     4,040,032      333,302
Citigroup, Time Deposit, 5.31%,
  03/16/07..........................     182,189       637,947    20,768       92,581      181,536     4,040,032      333,302
Commonwealth Bank of Australia,
  Commercial Paper, 5.29%,
  01/08/07..........................     361,499     1,265,807    41,207      183,699      360,204     8,016,192      661,335
Credit Suisse First Boston Corp.,
  Time Deposit, 5.30%, 01/05/07.....     182,189       637,947    20,768       92,581      181,536     4,040,032      333,302
Credit Suisse First Boston Corp.,
  Time Deposit, 5.30%, 01/12/07.....     218,627       765,536    24,921      111,099      217,844     4,848,038      399,963
Dexia Group, Time Deposit, 5.29%,
  01/16/07..........................     145,752       510,357    16,614       74,065      145,229     3,232,026      266,643
First Tennessee National Corp., Time
  Deposit, 5.29%, 01/18/07..........     335,229     1,173,821    38,212      170,350      334,027     7,433,659      613,276
Fortis Bank, Time Deposit, 5.30%,
  01/02/07..........................     182,189       637,947    20,768       92,581      181,536     4,040,032      333,302
Fortis Bank, Time Deposit, 5.32%,
  01/03/07..........................     109,314       382,768    12,461       55,549      108,922     2,424,019      199,981
HBOS Halifax Bank of Scotland, Time
  Deposit, 5.30%, 01/08/07..........     182,189       637,947    20,768       92,581      181,536     4,040,032      333,302
HBOS Halifax Bank of Scotland, Time
  Deposit, 5.30%, 01/25/07..........     109,314       382,768    12,461       55,549      108,922     2,424,019      199,981
HBOS Halifax Bank of Scotland, Time
  Deposit, 5.31%, 03/14/07..........     291,503     1,020,715    33,228      148,130      290,459     6,464,052      533,284
Lloyds TSB Bank, Time Deposit,
  5.30%, 02/26/07...................     218,627       765,536    24,921      111,099      217,844     4,848,038      399,963
Merrimac Cash Fund-Premium Class,
  5.11%, 01/02/07...................     240,490       842,090    27,413      122,207      239,629     5,332,843      439,959
Rabobank Nederland, Time Deposit,
  5.25%, 01/02/07...................     145,752       510,357    16,614       74,065      145,229     3,232,026      266,643
Rabobank Nederland, Time Deposit,
  5.30%, 03/05/07...................     182,189       637,947    20,768       92,581      181,536     4,040,032      333,302
Royal Bank of Canada, Time Deposit,
  5.31%, 02/14/07...................     291,503     1,020,715    33,228      148,130      290,459     6,464,052      533,284
Royal Bank of Canada, Time Deposit,
  5.31%, 02/15/07...................     364,379     1,275,892    41,534      185,163      363,074     8,080,064      666,606
Royal Bank of Scotland, Time
  Deposit, 5.28%, 01/11/07..........     182,189       637,947    20,768       92,581      181,536     4,040,032      333,302
Royal Bank of Scotland, Time
  Deposit, 5.31%, 01/11/07..........     218,627       765,536    24,921      111,099      217,844     4,848,038      399,963
Royal Bank of Scotland, Time
  Deposit, 5.29%, 01/16/07..........     109,314       382,768    12,461       55,549      108,922     2,424,019      199,981
Royal Bank of Scotland, Time
  Deposit, 5.29%, 02/09/07..........     109,314       382,768    12,461       55,549      108,922     2,424,019      199,981
Societe Generale, Time Deposit,
  5.31%, 01/02/07...................     327,941     1,148,304    37,382      166,646      326,767     7,272,057      599,944
Societe Generale, Time Deposit,
  5.27%, 01/19/07...................     291,503     1,020,715    33,228      148,130      290,459     6,464,052      533,284
Svenska Handlesbanken, Time Deposit,
  5.25%, 01/02/07...................       4,414        15,456       502        2,243        4,399        97,879        8,075
UBS AG, Time Deposit, 5.29%,
  01/02/07..........................     145,752       510,357    16,614       74,065      145,229     3,232,026      266,643
UBS AG, Time Deposit, 5.30%,
  01/04/07..........................     437,256     1,531,071    49,842      222,195      435,688     9,696,077      799,926
UBS AG, Time Deposit, 5.30%,
  01/05/07..........................     145,752       510,357    16,614       74,065      145,229     3,232,026      266,643
                                      ----------   -----------  --------   ----------   ----------  ------------  -----------
                                      $8,411,400   $29,452,986  $958,807   $4,274,335   $8,381,259  $186,521,888  $15,388,046
                                      ==========   ===========  ========   ==========   ==========  ============  ===========




Information pertaining to the investment of the cash collateral is shown on each Series' Portfolio of Investments.

--------

(1) Variable Rate Security. The rate shown was in effect at December 31, 2006.


        GROWTH &        EQUITY        AGGRESSIVE       MID-CAP        MID-CAP       SMALL-CAP        SPECIAL       SMALL-CAP
         INCOME         GROWTH          EQUITY          VALUE          GROWTH         VALUE          EQUITY          GROWTH
      -----------    ------------    -----------    ------------    -----------    -----------    ------------    -----------
      $ 2,944,235    $  6,854,349    $ 2,088,410    $  5,140,853    $ 2,152,719    $ 1,837,878    $ 10,615,072    $   623,739

        2,944,235       6,854,349      2,088,410       5,140,853      2,152,719      1,837,878      10,615,072        623,739

        3,533,081       8,225,219      2,506,092       6,169,024      2,583,262      2,205,452      12,738,085        748,487
          883,270       2,056,304        626,523       1,542,256        645,816        551,363       3,184,521        187,122
        1,472,117       3,427,175      1,044,205       2,570,427      1,076,360        918,938       5,307,535        311,869
        1,472,117       3,427,175      1,044,205       2,570,427      1,076,360        918,938       5,307,535        311,869
        2,355,387       5,483,479      1,670,728       4,112,683      1,722,175      1,470,301       8,492,056        498,991
        1,472,117       3,427,175      1,044,205       2,570,427      1,076,360        918,938       5,307,535        311,869
          883,270       2,056,304        626,523       1,542,256        645,816        551,363       3,184,521        187,122

        2,355,387       5,483,479      1,670,728       4,112,683      1,722,175      1,470,301       8,492,056        498,991
        1,472,117       3,427,175      1,044,205       2,570,427      1,076,360        918,938       5,307,535        311,869
        1,472,117       3,427,175      1,044,205       2,570,427      1,076,360        918,938       5,307,535        311,869

        2,920,960       6,800,166      2,071,901       5,100,215      2,135,702      1,823,349      10,531,158        618,808

        1,472,117       3,427,175      1,044,205       2,570,427      1,076,360        918,938       5,307,535        311,869

        1,766,541       4,112,610      1,253,046       3,084,512      1,291,632      1,102,726       6,369,042        374,243
        1,177,694       2,741,740        835,364       2,056,342        861,088        735,152       4,246,029        249,496

        2,708,696       6,306,001      1,921,337       4,729,585      1,980,502      1,690,847       9,765,865        573,840
        1,472,117       3,427,175      1,044,205       2,570,427      1,076,360        918,938       5,307,535        311,869
          883,270       2,056,304        626,523       1,542,256        645,816        551,363       3,184,521        187,122

        1,472,117       3,427,175      1,044,205       2,570,427      1,076,360        918,938       5,307,535        311,869

          883,270       2,056,304        626,523       1,542,256        645,816        551,363       3,184,521        187,122

        2,355,387       5,483,479      1,670,728       4,112,683      1,722,175      1,470,301       8,492,056        498,991
        1,766,541       4,112,610      1,253,046       3,084,512      1,291,632      1,102,726       6,369,042        374,243
        1,943,195       4,523,870      1,378,351       3,392,964      1,420,795      1,212,999       7,005,946        411,668
        1,177,694       2,741,740        835,363       2,056,342        861,088        735,152       4,246,029        249,497
        1,472,117       3,427,175      1,044,205       2,570,427      1,076,360        918,938       5,307,535        311,869
        2,355,387       5,483,479      1,670,728       4,112,683      1,722,175      1,470,301       8,492,056        498,991
        2,944,235       6,854,349      2,088,410       5,140,853      2,152,719      1,837,878      10,615,072        623,739
        1,472,117       3,427,175      1,044,205       2,570,427      1,076,360        918,938       5,307,535        311,869
        1,766,541       4,112,610      1,253,046       3,084,512      1,291,632      1,102,726       6,369,042        374,243
          883,270       2,056,304        626,523       1,542,256        645,816        551,363       3,184,521        187,122
          883,270       2,056,304        626,523       1,542,256        645,816        551,363       3,184,521        187,122
        2,649,811       6,168,914      1,879,569       4,626,768      1,937,447      1,654,089       9,553,563        561,365
        2,355,387       5,483,479      1,670,728       4,112,683      1,722,175      1,470,301       8,492,056        498,991
           35,666          83,031         25,298          62,276         26,077         22,264         128,588          7,556
        1,177,694       2,741,740        835,363       2,056,342        861,088        735,152       4,246,029        249,497
        3,533,081       8,225,219      2,506,092       6,169,024      2,583,262      2,205,452      12,738,085        748,487
        1,177,694       2,741,740        835,363       2,056,342        861,088        735,152       4,246,029        249,497
      -----------    ------------    -----------    ------------    -----------    -----------    ------------    -----------
      $67,965,319    $158,227,226    $48,209,289    $118,672,540    $49,693,823    $42,425,935    $245,040,504    $14,398,521
      ===========    ============    ===========    ============    ===========    ===========    ============    ===========

      INTERNATIONAL
          EQUITY
      -------------
       $  6,458,095
          6,458,095
          7,749,715
          1,937,428
          3,229,048
          3,229,048
          5,166,476
          3,229,048
          1,937,428
          5,166,477
          3,229,048
          3,229,048
          6,407,044
          3,229,048
          3,874,858
          2,583,240
          5,941,448
          3,229,048
          1,937,428
          3,229,048
          1,937,428
          5,166,477
          3,874,858
          4,262,343
          2,583,240
          3,229,048
          5,166,476
          6,458,095
          3,229,048
          3,874,858
          1,937,428
          1,937,428
          5,812,286
          5,166,476
             78,231
          2,583,240
          7,749,715
          2,583,240
       ------------
       $149,080,031
       ============


                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 2006 were as follows:

                                                                   COST OF           PROCEEDS
SERIES                                                            PURCHASES         FROM SALES
------                                                         ---------------   ---------------
High Quality Bond................  US Government Obligations   $    89,809,478   $    97,753,605
                                   Other                           409,631,851       341,214,599
Intermediate Government Bond.....  US Government Obligations       855,678,815       891,486,813
                                   Other                            27,388,864        51,570,747
Core Bond........................  US Government Obligations    10,620,693,671    10,768,427,933
                                   Other                           706,662,057       460,979,391
Total Return Bond................  US Government Obligations       471,566,859       434,922,870
                                   Other                            43,858,510        15,779,633
High Yield Bond..................  Other                           395,886,276       399,943,292
Balanced.........................  US Government Obligations       800,452,734       790,750,198
                                   Other                           140,335,248       201,117,890
Value & Income...................  Other                           982,039,339     1,034,280,364
Value............................  Other                            92,660,391        39,617,703
Growth & Income..................  Other                           838,188,264       988,115,002
Equity Growth....................  Other                         2,076,008,340     2,249,025,763
Aggressive Equity................  Other                           550,985,741       574,925,341
Mid-Cap Value....................  Other                           784,847,234       605,054,203
Mid-Cap Growth...................  Other                           471,868,733       449,598,988
Small-Cap Value..................  Other                           245,248,093       238,432,009
Special Equity...................  Other                         1,060,582,599     1,283,915,589
Small-Cap Growth.................  Other                           269,771,031       256,014,697
International Equity.............  Other                         1,508,957,814     1,551,967,256


6. LEGAL AND REGULATORY MATTERS

     On December 12, 2003, the Series Portfolio received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J. P. Morgan Securities, Inc. et al. The Complaint names as defendants the Intermediate Government Bond Portfolio and the Value & Income Portfolio (the "Subject Portfolios") and alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code"). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Intermediate Government Bond Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Value & Income Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. The Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546 (e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. LEGAL AND REGULATORY MATTERS (CONTINUED)


Complaint on July 29, 2005. Discovery is underway. Depositions began in September 2006 and are scheduled to conclude in October 2007. The Subject Portfolios and their counsel have reviewed the Subject Portfolios' records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because discovery is still ongoing, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss period.

     Diversified Investors Securities Corp. ("DISC") is the distributor for each of the Series and a subsidiary of the Series Portfolio's investment advisor, Diversified Investment Advisor, Inc. ("DIA").

     On February 18, 2005, DISC was notified by NASD Staff that it had made a preliminary determination to recommend disciplinary action against DISC regarding certain matters. In February 2006, DISC settled an administrative proceeding with the NASD regarding agreements with two customers who were permitted to engage in market timing activity in the Diversified Investors International Equity Fund from July 1, 2003 through October 24, 2003. the settlement also addressed alleged deficiencies in DISC's procedures relating to the retention of e-mail communications. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which DISC neither admitted nor denied the allegations or findings, DISC consented to the following sanctions: (i) censure; (ii) a fine of $1.3 million; (iii) restitution of approximately $949,011 to the Diversified International Equity Portfolio for losses attributable to the trading described in the AWC; and (iv) agreement to make certifications to the NASD regarding the review and establishment of procedures relating to e-mail retention and to the enforcement of the Funds' policies and procedures relating to market timing. The restitution payment of $949,011 referred to above was made on February 14, 2006.

     DISC and DIA have also responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and DIA have cooperated fully with each request. Although it is not anticipated that these developments will have an adverse effect on the Series Portfolio, there can be no assurance at this time.

7. PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

     A description of the Series Portfolio's proxy voting policies and procedures is included in the Statement of Additional Information ("SAI"), which is available without charge, upon request: (i) by calling 1-800-755-5803; (ii) on the Series Portfolio's website at www.divinvest.com (Click on the icon for Participants, then click on Fund Information, choose Investment Funds, click on a Fund, then click on the Fund Information tab) or (iii) on the SEC's website at www.sec.gov. In addition, the Series Portfolio is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Series Portfolio's filing for the twelve months ended June 30, 2006, will available without charge, upon request.

8. QUARTERLY PORTFOLIOS (UNAUDITED)

     The Series Portfolio will file its portfolios of investments for the first and third quarters (March 31 and September 30, respectively) with the SEC by May 30 and November 29, respectively, each year on Form N-Q. The Series Portfolio's Form N-Q is available on the SEC's website at www.sec.gov. The Series Portfolio's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-800-755-5803.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. CONCENTRATIONS AND INDEMNIFICATIONS

     Some Series may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Series to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable US securities.

     As of December 31, 2006, the Aggressive Equity Series and Mid-Cap Growth Series invested approximately 11.38% and 10.55%, respectively, of its portfolio in issuers outside the United States.

     As of December 31, 2006, substantially all of the International Equity Series' net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

     As of December 31, 2006, the International Equity Series invested approximately 19.47% and 19.48%, respectively, of its portfolio in issuers in Japan and United Kingdom, respectively.

     The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

     Credit risk is measured by the loss a Series would record if its counter-parties failed to perform pursuant to the terms of their obligations to the Series. Since certain Series enters into various types of debt obligations including private placements, swaps, forward currency contracts, spot contracts, forward commitments and over-the-counter options, credit exposure exists with counterparties.

     In the normal course of business, the Series Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Series Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Series Portfolio that have not yet occurred. However, based on experience, the Series Portfolio expects the risk of loss to be remote.

10. FOREIGN CURRENCY FORWARD, SPOT AND CROSS CURRENCY CONTRACTS

     At December 31, 2006, the Core Bond Series, Total Return Bond Series, Balanced Series, and International Equity Series had entered into foreign currency forward, spot and cross currency contracts

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. FOREIGN CURRENCY FORWARD, SPOT AND CROSS CURRENCY CONTRACTS (CONTINUED)


which contractually obligate each portfolio to deliver/receive currency at specified future dates. The open contracts were as follows:

                                                                                          NET UNREALIZED
                                  FOREIGN      IN EXCHANGE    SETTLEMENT       VALUE       APPRECIATION/
                                  CURRENCY         FOR           DATE       AT 12/31/06   (DEPRECIATION)
                                -----------    -----------    ----------    -----------   --------------
CORE BOND
PURCHASE CONTRACTS:
Euro.........................    15,710,000    $20,150,573     01/10/07     $20,744,751     $   594,178
New Zealand Dollar...........     5,812,792      4,003,561     01/10/07       4,093,942          90,381
                                                                                            -----------
TOTAL........................                                                               $   684,559
                                                                                            ===========
SALE CONTRACTS:
Euro.........................    15,710,000    $20,212,800     01/10/07     $20,744,751     $  (531,951)
New Zealand Dollar...........    11,358,753      7,463,030     01/10/07       7,999,955        (536,925)
                                                                                            -----------
TOTAL........................                                                               $(1,068,876)
                                                                                            ===========
TOTAL RETURN BOND
PURCHASE CONTRACTS:
Canadian Dollar..............       153,287    $   136,014     02/07/07     $   131,586     $    (4,428)
Euro.........................       770,000        990,389     02/07/07       1,018,093          27,704
Japanese Yen.................   110,028,000        933,049     02/07/07         928,672          (4,377)
                                                                                            -----------
TOTAL........................                                                               $    18,899
                                                                                            ===========
SALE CONTRACTS:
Canadian Dollar..............       445,069    $   395,285     02/07/07     $   382,059     $    13,226
Euro.........................       302,634        381,464     02/07/07         400,143         (18,679)
                                                                                            -----------
TOTAL........................                                                               $    (5,453)
                                                                                            ===========
BALANCED
PURCHASE CONTRACTS:
Euro.........................     1,200,000    $ 1,543,464     02/07/07     $ 1,586,639     $    43,175
Japanese Yen.................   179,574,000      1,522,807     02/07/07       1,515,663          (7,144)
                                                                                            -----------
TOTAL........................                                                               $    36,031
                                                                                            ===========
SALE CONTRACTS:
Canadian Dollar..............       530,717    $   471,353     02/07/07     $   455,582     $    15,771
Euro.........................       514,478        648,490     02/07/07         680,243         (31,753)
                                                                                            -----------
TOTAL........................                                                               $   (15,982)
                                                                                            ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. FOREIGN CURRENCY FORWARD, SPOT AND CROSS CURRENCY CONTRACTS
(CONTINUED)




                                                                                          NET UNREALIZED
                                  FOREIGN      IN EXCHANGE    SETTLEMENT       VALUE       APPRECIATION/
                                  CURRENCY         FOR           DATE       AT 12/31/06   (DEPRECIATION)
                                -----------    -----------    ----------    -----------   --------------
INTERNATIONAL EQUITY
PURCHASE CONTRACTS:
Australian Dollar............         3,922    $     3,089     01/03/07     $     3,095     $         6
Euro.........................        21,617         28,528     01/04/07          28,536               8
Japanese Yen.................     1,131,540          9,502     01/04/07           9,508               6
Japanese Yen.................    15,127,670        127,129     01/09/07         127,186              57
                                                                                            -----------
                                                                                            $        77
                                                                                            ===========
SALE CONTRACTS:
Australian Dollar............       313,159    $   247,079     01/03/07     $   247,192     $      (113)
Euro.........................     1,556,527      2,043,610     01/02/07       2,054,693         (11,083)
Euro.........................     1,608,058      2,116,462     01/03/07       2,122,717          (6,255)
Great British Pounds.........       445,060        870,551     01/02/07         871,428            (877)
Great British Pounds.........       585,033      1,148,887     01/03/07       1,145,494           3,393
Great British Pounds.........       460,993        902,353     01/04/07         902,631            (278)
Hong Kong Dollars............     4,036,068        519,322     01/02/07         518,888             434
Japanese Yen.................   316,962,299      2,671,113     01/05/07       2,663,437           7,676
                                                                                            -----------
TOTAL........................                                                               $    (7,103)
                                                                                            ===========




                                                                                          NET UNREALIZED
                                                             PURCHASE          SALE        APPRECIATION/
                                        SETTLEMENT DATE   CURRENT VALUE   CURRENT VALUE   (DEPRECIATION)
                                        ---------------   -------------   -------------   --------------
FOREIGN CROSS CURRENCY CONTRACTS:
PURCHASE/SALE
Japanese Yen/Swiss Franc..............      01/05/07         $498,486        $500,117         $(1,631)
                                                                                              =======


                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11. FINANCIAL HIGHLIGHTS


                                    RATIOS TO AVERAGE NET ASSETS
                     ---------------------------------------------------------
                                                      NET       NET INVESTMENT
FOR THE                           NET EXPENSES    INVESTMENT    INCOME (LOSS)                    NET ASSETS,
  YEAR                  NET         (NET OF         INCOME         (NET OF       PORTFOLIO         END OF        TOTAL
 ENDED               EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)    TURNOVER          YEAR        RETURN
-------              --------   ---------------   ----------   ---------------   ---------     --------------   ------
MONEY MARKET
12/31/2006             0.28%          0.28%          4.77%           4.77%           N/A       $  925,940,609    4.86%
12/31/2005             0.28           0.28           2.97            2.97            N/A          765,777,258    3.00
12/31/2004             0.28           0.28           1.17            1.17            N/A          809,352,385    1.17
12/31/2003             0.28           0.28           1.11            1.11            N/A          799,572,598    1.11
12/31/2002             0.28           0.28           1.70            1.70            N/A          864,772,946    1.72
HIGH QUALITY BOND
12/31/2006             0.38           0.38           4.03            4.03             55%         817,623,186    4.38
12/31/2005             0.39           0.39           3.25            3.25             58          788,399,166    1.95
12/31/2004             0.38           0.38           2.96            2.96             48          690,594,378    1.48
12/31/2003             0.38           0.38           3.19            3.19             50          622,748,334    2.34
12/31/2002             0.38           0.38           4.36            4.36             54          439,015,018    6.21
INTERMEDIATE GOVERNMENT BOND
12/31/2006             0.41           0.40           4.49            4.50            525          150,681,168    3.48
12/31/2005             0.40           0.40           3.45            3.45            756          261,106,523    1.34
12/31/2004             0.42           0.40           2.46            2.48            554          256,502,651    1.59
12/31/2003             0.38           0.38           2.91            2.91            392          265,519,988    1.60
12/31/2002             0.39           0.39           3.93            3.93            134          358,005,390    8.31
CORE BOND
12/31/2006             0.38           0.38           4.50            4.50            487(a)     2,077,821,449    4.17
12/31/2005             0.39           0.39           3.99            3.99          1,003(a)     2,052,893,035    2.38
12/31/2004             0.39           0.39           3.62            3.62            885(a)     1,655,367,885    4.65
12/31/2003             0.39           0.39           3.52            3.52            922(a)     1,468,787,007    4.64
12/31/2002             0.39           0.39           4.85            4.85            462          999,624,604    9.24
TOTAL RETURN BOND
12/31/2006             0.50           0.40           4.64            4.74            470(a)       120,636,427    4.96
12/31/2005(1)          0.55*          0.40*          3.93*           4.08*           327(a)        70,072,859    2.35

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11. FINANCIAL HIGHLIGHTS  (CONTINUED)


                                   RATIOS TO AVERAGE NET ASSETS
                      ------------------------------------------------------
                                                     NET      NET INVESTMENT
FOR THE                           NET EXPENSES   INVESTMENT   INCOME (LOSS)                NET ASSETS,
  YEAR                   NET        (NET OF        INCOME        (NET OF      PORTFOLIO      END OF       TOTAL
 ENDED                EXPENSES  REIMBURSEMENTS)    (LOSS)    REIMBURSEMENTS)   TURNOVER       YEAR       RETURN
-------               --------  ---------------  ----------  ---------------  ---------  --------------  ------
HIGH YIELD BOND
12/31/2006              0.59%         0.59%         7.86%          7.86%          93%    $  502,330,056   11.99%
12/31/2005              0.60          0.60          7.74           7.74           68        416,027,255    3.34
12/31/2004              0.60          0.60          8.06           8.06           80        351,772,536   10.32
12/31/2003              0.61          0.60          9.07           9.08          136        282,700,774   27.91
12/31/2002              0.61          0.60          9.15           9.16           95        208,085,535    2.19
BALANCED
12/31/2006              0.53          0.50          2.69           2.72          224(a)     381,648,801   11.74
12/31/2005              0.54          0.50          2.21           2.25          367(a)     410,747,655    5.59
12/31/2004              0.52          0.50          2.19           2.21          338(a)     419,726,689    8.31
12/31/2003              0.51          0.50          2.15           2.16          377(a)     434,085,832   17.69
12/31/2002              0.52          0.50          2.63           2.65          289        375,745,612  (10.01)
VALUE & INCOME
12/31/2006              0.48          0.48          1.47           1.47           31      3,538,943,726   20.68
12/31/2005              0.48          0.48          1.38           1.38           89      3,018,060,297    6.88
12/31/2004              0.48          0.48          1.79           1.79           44      2,705,463,322   12.91
12/31/2003              0.47          0.47          1.91           1.91           70      2,198,085,735   26.52
12/31/2002              0.48          0.48          1.97           1.97           31      1,553,159,805  (15.25)
VALUE
12/31/2006              0.71          0.55          1.26           1.42           74        101,282,906   15.44
12/31/2005(1)           1.18*         0.55*         1.15*          1.78*          21         35,138,512    9.47
GROWTH & INCOME
12/31/2006              0.63          0.63          1.11           1.11           73      1,159,020,245   11.77
12/31/2005              0.64          0.64          0.96           0.96           79      1,178,758,869    7.12
12/31/2004              0.64          0.64          1.22           1.22          184      1,135,948,434   10.79
12/31/2003              0.63          0.63          1.02           1.02          100      1,063,389,332   24.16
12/31/2002              0.66          0.65          0.77           0.78          115        799,621,503  (22.57)

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11. FINANCIAL HIGHLIGHTS  (CONTINUED)


                                     RATIOS TO AVERAGE NET ASSETS
                      ---------------------------------------------------------
                                                       NET       NET INVESTMENT
FOR THE                            NET EXPENSES    INVESTMENT    INCOME (LOSS)                  NET ASSETS,
  YEAR                   NET         (NET OF         INCOME         (NET OF       PORTFOLIO       END OF        TOTAL
 ENDED                EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)    TURNOVER        YEAR         RETURN
-------               --------   ---------------   ----------   ---------------   ---------   --------------   -------
EQUITY GROWTH
12/31/2006              0.64%          0.64%           0.43%          0.43%           84%     $2,526,917,456      4.12%
12/31/2005              0.65           0.65            0.34           0.34            76       2,587,382,061      7.18
12/31/2004              0.65           0.65            0.68           0.68           129       2,290,559,947      7.75
12/31/2003              0.65           0.65            0.34           0.34            61       1,975,636,700     26.48
12/31/2002              0.65           0.65            0.22           0.22            75       1,146,889,083   (23.60)
AGGRESSIVE EQUITY
12/31/2006              0.81           0.80           (0.18)         (0.17)          147         382,667,908      6.46
12/31/2005              0.81           0.80           (0.15)         (0.14)          187         382,129,060      8.20
12/31/2004              0.95           0.94           (0.49)         (0.48)          252         397,726,867     12.14
12/31/2003              1.01           1.00           (0.61)         (0.60)          165         371,333,010     28.12
12/31/2002              1.01           1.00           (0.60)         (0.59)           87         312,299,599   (26.56)
MID-CAP VALUE
12/31/2006              0.71           0.70            1.16           1.17            80         936,974,205     18.33
12/31/2005              0.72           0.70            1.26           1.28           112         641,531,538      9.77
12/31/2004              0.71           0.70            0.78           0.79           147         414,710,679     25.47
12/31/2003              0.75           0.70            0.51           0.56           156         216,193,119     41.63
12/31/2002              1.02           0.70            0.20           0.52           156          47,629,380   (15.09)
MID-CAP GROWTH
12/31/2006              0.75           0.75           (0.31)         (0.31)          151         309,909,061      2.17
12/31/2005              0.76           0.75           (0.39)         (0.38)          142         282,950,442     13.42
12/31/2004              0.79           0.75           (0.33)         (0.29)          223         210,100,872     15.38
12/31/2003              0.81           0.75           (0.37)         (0.31)          100         165,747,874     26.91
12/31/2002              0.96           0.75           (0.62)         (0.41)          138          44,270,757   (25.29)

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11. FINANCIAL HIGHLIGHTS  (CONTINUED)


                                     RATIOS TO AVERAGE NET ASSETS
                    -------------------------------------------------------------
                                                                        NET
                                                                     INVESTMENT
FOR THE                          NET EXPENSES    NET INVESTMENT    INCOME (LOSS)                  NET ASSETS,
  YEAR                 NET         (NET OF           INCOME           (NET OF       PORTFOLIO       END OF        TOTAL
 ENDED              EXPENSES   REIMBURSEMENTS)       (LOSS)       REIMBURSEMENTS)    TURNOVER        YEAR        RETURN
-------             --------   ---------------   --------------   ---------------   ---------   --------------   ------
SMALL-CAP VALUE
12/31/2006            0.87%          0.85%             0.25%            0.27%          105%     $  236,316,718     9.64%
12/31/2005            0.88           0.85              0.07             0.10           143         218,749,221    (4.70)
12/31/2004            0.89           0.85              0.27             0.31            42         172,735,949    21.75
12/31/2003            0.94           0.85              1.19             1.28            40         100,887,458    41.10
12/31/2002(2)         1.39*          0.85*            (0.17)*           0.37*           26          17,920,226   (21.90)
SPECIAL EQUITY
12/31/2006            0.85           0.85              0.29             0.29            86       1,211,556,459    11.77
12/31/2005            0.85           0.85              0.09             0.09            92       1,296,671,909    10.53
12/31/2004            0.84           0.84              0.15             0.15           103       1,227,530,742    12.63
12/31/2003            0.85           0.85             (0.02)           (0.02)          103       1,270,601,125    43.96
12/31/2002            0.84           0.84              0.05             0.05           109       1,005,958,858   (24.33)
SMALL-CAP GROWTH
12/31/2006            1.04           0.90             (0.43)           (0.29)          173         155,003,004     8.71
12/31/2005            0.98           0.90             (0.49)           (0.41)          183         132,903,534     0.55
12/31/2004            0.97           0.90             (0.58)           (0.51)           84         108,429,152    11.94
12/31/2003            1.02           0.90             (0.29)           (0.17)           81          83,589,643    39.31
12/31/2002(2)         1.48*          0.90*            (1.03)*          (0.45)*          68          16,521,455   (15.98)
INTERNATIONAL EQUITY
12/31/2006            0.87           0.87              1.78             1.78            81       2,101,152,473    27.31
12/31/2005            0.88           0.88              2.03             2.03            94       1,721,786,149    11.20
12/31/2004            0.87           0.87              1.85             1.85           171       1,401,617,944    19.66
12/31/2003            0.86           0.86              1.11             1.11            23       1,049,033,896    33.52
12/31/2002            0.87           0.87              0.83             0.83            25         656,888,348   (16.90)



--------

(a) Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions. Refer to Note 2I.

*    Annualized.

(1) Commencement of Operations, May 6, 2005.

(2) Commencement of Operations, April 15, 2002.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                    APPROVAL OF INVESTMENT ADVISORY CONTRACTS

                                DECEMBER 31, 2006
                                   (UNAUDITED)

     Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios (each, a "Portfolio") pursuant to an Investment Advisory Agreement (the "Diversified Advisory Agreement") with Diversified Investors Portfolios. For each Portfolio, Diversified has entered into an Investment Subadvisory Agreement (each, a "Subadvisory Agreement") with one or more Subadvisers.

     A discussion of the Board's considerations and determinations with respect to the continuation of existing Diversified Advisory Agreements and Subadvisory Agreements and the approval of new Subadvisory Agreements during the six-month period ended June 30, 2006 is included in the Funds' Semi-Annual Report for such period.

     Additionally, five new Subadvisory Agreements were approved during the six-month period ended December 31, 2006.

     CORE BOND PORTFOLIO. BlackRock Advisors, Inc. ("BlackRock Advisors"), a Delaware corporation, became subadviser for the Core Bond Portfolio on December 3, 2001. On September 29, 2006, BlackRock, Inc. ("BlackRock"), the owner of 100% of the beneficial interest in the Core Bond Portfolio's subadviser at that time, BlackRock Advisors, acquired Merrill Lynch Investment Managers ("MLIM") in exchange for giving Merrill Lynch & Co., Inc. ("Merrill Lynch") a 49.8% interest in the combined company. This transaction constituted an "assignment" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which resulted in the termination of the subadvisory agreement with BlackRock Advisors (the "Original BlackRock Subadvisory Agreement"). As part of the transaction, BlackRock Advisors transferred a number of its sub-advisory agreements to BlackRock Financial Management, Inc. ("BlackRock Financial Management"), including the Original BlackRock Subadvisory Agreement.

     The Board met on August 22, 2006, prior to the close of the transaction, and approved a new subadvisory agreement with BlackRock Financial Management (the "New BlackRock Subadvisory Agreement"), which took effect upon the closing of the transaction. At the meeting, the Board of Trustees received presentations from Diversified and representatives of BlackRock Financial Management. Discussed below are some of the material factors considered by the Board.

     The Board considered information with respect to BlackRock Financial Management, the rationale, structure and results of the proposed transaction between BlackRock and MLIM and whether the New BlackRock Subadvisory Agreement was in the best interests of the Core Bond Portfolio and its holders of beneficial interests. The Board noted that the combination of BlackRock and MLIM is expected to achieve scale in multiple products and markets, and result in a combined company with assets of approximately $1 trillion. The Board considered BlackRock's investment philosophy of emphasizing relative value, with value added primarily through sector and sub-sector rotation and security selection and portfolio duration controlled within a narrow band. The Board also considered the competitive performance of BlackRock against its benchmark and noted that the proposed transaction between BlackRock and MLIM is anticipated to result in the incorporation of each side's strengths.

     The Board considered that the Portfolio's portfolio management team was not expected to change as a result of the proposed transaction. The Board also noted that, other than the effective and termination dates and the identity of the BlackRock-affiliated subadviser, the New BlackRock Subadvisory Agreement was identical to the Original BlackRock Subadvisory Agreement, which the Board had recently approved. In their deliberations, the Board also considered information that had been received by the Board in connection with the Board's most recent approval of the Original BlackRock Subadvisory

                        DIVERSIFIED INVESTORS PORTFOLIOS
              APPROVAL OF INVESTMENT ADVISORY CONTRACTS (CONTINUED)

                                DECEMBER 31, 2006
                                   (UNAUDITED)


Agreement, in addition to information provided in connection with the Board's evaluation of the terms and conditions of the New BlackRock Subadvisory Agreement.

     Based upon its review and the representations made to it, the Board, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the New Subadvisory Agreement (the "Independent Trustees"), concluded that (a) the terms of the New BlackRock Subadvisory Agreement are reasonable, fair and in the best interests of the Core Bond Portfolio and its holders of beneficial interests, and (b) the fee provided in the New BlackRock Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the New BlackRock Subadvisory Agreement with BlackRock Financial Management.

     MID-CAP VALUE PORTFOLIO. At a meeting held on August 22, 2006, the Board of Trustees approved the appointment of RiverSource Investments, LLC ("RiverSource") as an additional subadviser to the Mid-Cap Value Portfolio. The Board of Trustees approved an Investment Subadvisory Agreement between Diversified and RiverSource (the "RiverSource Subadvisory Agreement"), following presentations by Diversified and representatives of RiverSource. Discussed below are some of the material factors considered by the Board.

     The Board considered the imminent capacity restraints of the Mid-Cap Value Portfolio's current subadvisers, and the resulting need to hire a third subadviser for the Portfolio. The Board noted that Diversified had identified and interviewed several advisers in an effort to locate a subadviser with an investment strategy that would complement the current subadvisers in the management of the Mid-Cap Value Portfolio, with sufficient capacity and with a demonstrable disciplined sub-style.

     The Board considered information with respect to RiverSource and whether the RiverSource Subadvisory Agreement was in the best interests of the Mid-Cap Value Portfolio and its holders of beneficial interests. As part of their deliberations, the Board took into account the nature and quality of the anticipated services to be provided by RiverSource and reviewed and discussed information regarding RiverSource's fees and composite performance, as compared to funds with similar investment objectives and the Russell Mid-Cap Value Index. The Board considered RiverSource's investment philosophy, which emphasizes a disciplined contrarian process with longer time horizons and a focus on opportunistic deep value. The Board also reviewed the major components of RiverSource's investment model, which employs a thematic top-down and bottom-up approach by industry, focusing on growth features of stocks. In evaluating RiverSource's ability to provide services to the Mid-Cap Value Portfolio, the Board also considered information as to RiverSource's business organization, financial resources, personnel, philosophy and other matters.

     The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel of RiverSource and the portfolio management team that would be primarily responsible for the day-to-day management of the Mid-Cap Value Portfolio. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Mid-Cap Value Portfolio by RiverSource under the RiverSource Subadvisory Agreement and also considered the financial resources available to RiverSource. The Board reviewed and considered the subadvisory fee that would be payable by Diversified to RiverSource in light of the nature, extent and quality of the management services expected to be provided by RiverSource and the subadvisory fee paid to subadvisers of funds with similar mandates. The Board noted that Diversified, and not the Mid-Cap Value Portfolio, will pay the subadvisory fee to RiverSource. The Board recognized that RiverSource may realize economies of scale as

                        DIVERSIFIED INVESTORS PORTFOLIOS
              APPROVAL OF INVESTMENT ADVISORY CONTRACTS (CONTINUED)

                                DECEMBER 31, 2006
                                   (UNAUDITED)


the assets of the Mid-Cap Value Portfolio and the portion of the Portfolio allocated to RiverSource by Diversified grow. The Board noted that the terms and conditions of the RiverSource Subadvisory Agreement were substantially similar to the subadvisory agreement with LSV Asset Management and Cramer Rosenthal McGlynn, LLC, the Mid-Cap Value Portfolio's other subadvisers.

     Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the RiverSource Subadvisory Agreement are reasonable, fair and in the best interests of the Mid-Cap Value Portfolio and its holders of beneficial interests, and (b) the fee provided in the RiverSource Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the RiverSource Subadvisory Agreement.

     SMALL-CAP VALUE PORTFOLIO. At a meeting held on August 22, 2006, the Board of Trustees approved the appointment of Mesirow Financial Investment Management, Inc. ("Mesirow") as an additional subadviser to the Small-Cap Value Portfolio. The Board of Trustees approved an Investment Subadvisory Agreement between Diversified and Mesirow (the "Mesirow Subadvisory Agreement"), following presentations by Diversified and representatives of Mesirow. Discussed below are some of the material factors considered by the Board.

     The Board considered the capacity restraints of the Small-Cap Value Portfolio's current subadviser, and the resulting need to hire a second subadviser for the Portfolio. Diversified reviewed with the Board its search process and criteria. The Board considered information with respect to Mesirow and whether the Mesirow Subadvisory Agreement was in the best interests of the Small-Cap Value Portfolio and its holders of beneficial interests. As part of their deliberations, the Board took into account the nature and quality of the anticipated services to be provided by Mesirow and reviewed and discussed information regarding Mesirow's fees and the performance of Mesirow funds with similar investment objectives as the Portfolio as compared to the Russell 2000 Value Index, the Russell Index and the Small-Cap Value Portfolio. The Board considered Mesirow's investment philosophy that a diversified portfolio of undervalued securities should outperform the market over time as well as preserve principal in a difficult market environment. The Board reviewed Mesirow's investment strategy, which employs a three stage process comprising of the identification of undervalued companies based on historical capital markets research, detailed analysis of company financial statements and operations and portfolio selection, trading and monitoring. The Board also reviewed the major components of Mesirow's investment model, which utilizes a fundamental bottom-up approach to investing, with stronger emphasis on dividend yield. In evaluating Mesirow's ability to provide services to the Portfolio, the Trustees also considered information as to Mesirow's financial resources, portfolio holdings, institutional client list, personnel, financial sector allocations, compliance program and other matters.

     Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the Mesirow Subadvisory Agreement are reasonable, fair and in the best interests of the Small-Cap Value Portfolio and its holders of beneficial interests, and (b) the fee provided in the Mesirow Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the Mesirow Subadvisory Agreement.

                        DIVERSIFIED INVESTORS PORTFOLIOS
              APPROVAL OF INVESTMENT ADVISORY CONTRACTS (CONTINUED)

                                DECEMBER 31, 2006
                                   (UNAUDITED)

     SPECIAL EQUITY PORTFOLIO. RS Investment Management, L.P., a California limited partnership, became a subadviser to the Special Equity Portfolio on March 26, 1999. On August 31, 2006, Guardian Investor Services LLC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acquired a majority interest in RS Investment Management Co. LLC ("RS"), the general partner of, and owner of 99.9% of the beneficial interest in the Special Equity Portfolio's subadviser at that time, RS Investment Management, L.P. This transaction constituted an "assignment" within the meaning of the 1940 Act, which resulted in the termination of the original subadvisory agreement with RS Investment Management, L.P. (the "Original RS Subadvisory Agreement"). In connection with the transaction, RS undertook a reorganization in which all investment advisory activities, including the activities of RS Investment Management, L.P., were consolidated under RS. This transaction did not result in a change in the composition of the RS portfolio management teams or investment professional compensation and did not materially impact the business or investment strategy of RS.

     The Board met on July 26, 2006, prior to the close of the transaction, and approved a new subadvisory agreement with RS (the "New RS Subadvisory Agreement"), which took effect upon the closing of the transaction. At the meeting, the Board of Trustees received presentations from Diversified and representatives of RS. Discussed below are some of the material factors considered by the Board.

     The Trustees considered information with respect to RS, the performance results of the Special Equity Portfolio, the rationale, structure and results of the acquisition and whether the New RS Subadvisory Agreement was in the best interests of the Special Equity Portfolio and its holders of beneficial interests. The Trustees considered that all portfolio managers of RS, who were employed by RS prior to the acquisition, were to enter into five-year employment agreements in connection with the acquisition. The Trustees noted that, after the acquisition, RS portfolio management teams and investment professional compensation was expected to remain unchanged and no material impact on the business or investment strategy of RS was expected. The Trustees noted that RS would retain operational and investment management autonomy after the acquisition. The Trustees also noted that, other than the effective and termination dates, the New RS Subadvisory Agreement was identical to the Original RS Subadvisory Agreement, which the Trustees had recently approved.

     Based upon its review and the representations made to it, the Board of Trustees, including all of the Independent Trustees, concluded that (a) the terms of the New RS Subadvisory Agreement are reasonable, fair and in the best interests of the Special Equity Portfolio and its holders of beneficial interests, and (b) the fee provided in the New RS Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, approved the New RS Subadvisory Agreement.

     SMALL-CAP GROWTH PORTFOLIO. At a meeting held on July 20, 2006, the Board of Trustees considered the termination of Trusco Capital Management, Inc. ("Trusco") as the subadviser to the Small-Cap Growth Portfolio and the appointment of Perimeter Capital Partners, LLC ("Perimeter") as interim subadviser to the Portfolio. The Trustees reviewed the Small-Cap Growth Portfolio's performance and considered the ability of Trusco to continue to effectively manage the Portfolio. The Board noted the performance of the Small-Cap Growth Portfolio and based on Diversified's recommendation, the Board authorized Diversified to terminate the Subadvisory Agreement with Trusco (the "Trusco Subadvisory Agreement"). Accordingly, effective July 24, 2006, Diversified terminated the Trusco Subadvisory Agreement. At Diversified's recommendation, the Small-Cap Growth Portfolio entered into an interim Subadvisory Agreement with Perimeter, whereby Perimeter became interim subadviser of the Small-Cap

                        DIVERSIFIED INVESTORS PORTFOLIOS
              APPROVAL OF INVESTMENT ADVISORY CONTRACTS (CONTINUED)

                                DECEMBER 31, 2006
                                   (UNAUDITED)


Growth Portfolio effective July 24, 2006 for a period no longer than 150 days in reliance on Rule 15a-4 under the Investment Company Act of 1940.

     At a meeting held on November 28, 2006, the Board of Trustees considered the appointment of Perimeter under a standard contractual term, and approved an Investment Subadvisory Agreement between Perimeter and Diversified with respect to the Small-Cap Growth Portfolio (the "Perimeter Subadvisory Agreement"), following presentations by Diversified and representatives of Perimeter. The Perimeter Subadvisory Agreement shall remain in force for an initial term of two years, unless otherwise terminated in accordance with the terms of the Agreement. Discussed below are some of the material factors considered by the Board.

     The Board considered Perimeter's performance as interim subadviser of the Small-Cap Growth Portfolio since July 24, 2006. The Board considered information with respect to Perimeter and whether the Perimeter Subadvisory Agreement was in the best interests of the Small-Cap Growth Portfolio and its holders of beneficial interests. As part of their deliberations, the Board took into account the nature and quality of the services currently provided and to be provided by Perimeter. The Board considered the performance of the Small-Cap Growth Portfolio while Perimeter was interim subadviser as compared to the Portfolio's benchmark, the Russell 2000 Growth Index. The Board considered Perimeter's investment philosophy, the foundation of which is a bottom-up approach to fundamental research and analysis. The Board noted Perimeter's investment process in which fundamental research is obtained, organized and prioritized and a research team then assesses the results of the fundamental research in the context of competitive positioning, industry/business cycle analyses, peer comparison, valuation analysis and viability of a company's business model. The Board reviewed Perimeter's investment strategy, which is earnings-growth focused, uses diversification to control risk, employs sell discipline as a critical link to successful stock selection and looks for style specific results. In evaluating Perimeter's ability to provide services to the Small-Cap Growth Portfolio, the Trustees also considered information as to Perimeter's financial resources, portfolio holdings, investment advisory fees, personnel, compliance policies and procedures and other matters.

     The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel of Perimeter and the portfolio management team that would be primarily responsible for the day-to-day management of the Small-Cap Growth Portfolio. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Small-Cap Growth Portfolio by Perimeter under the Perimeter Subadvisory Agreement. The Board reviewed and considered the subadvisory fee that would be payable by Diversified to Perimeter in light of the nature, extent and quality of the management services expected to be provided by Perimeter and the subadvisory fee paid to subadvisers of funds with similar mandates. The Board noted that Diversified, and not the Small-Cap Growth Portfolio, will pay the subadvisory fee to Perimeter. The Board recognized that Perimeter may realize economies of scale as the assets of the Small-Cap Growth Portfolio and the portion of the Portfolio allocated to Perimeter by Diversified grow. The Board noted that the terms and conditions of the Perimeter Subadvisory Agreement were substantially similar to the Trusco Subadvisory Agreement.

     Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the Perimeter Subadvisory Agreement are reasonable, fair and in the best interests of the Small-Cap Growth Portfolio and its holders of beneficial interests, and
(b) the fee provided in the Perimeter Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of

                        DIVERSIFIED INVESTORS PORTFOLIOS
              APPROVAL OF INVESTMENT ADVISORY CONTRACTS (CONTINUED)

                                DECEMBER 31, 2006
                                   (UNAUDITED)


the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the Perimeter Subadvisory Agreement.

                                    * * * * *

     No single factor reviewed by the Board was identified as the principal factor in determining whether to approve a New Subadvisory Agreement, and each Board member attributed different weight to the various factors. The Independent Trustees discussed the proposed approval of each New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of Diversified or the applicable subadviser were present.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                              TRUSTEES INFORMATION
                                   (UNAUDITED)

     Each portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. The respective Trustees and officers of each Series and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is c/o Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577. Additional information about Diversified Investors Portfolios' Trustees may be found in Diversified Investors Portfolios' Statement of Additional Information, which is available without charge upon request by calling 1-800-755-5801.

OFFICERS AND INTERESTED TRUSTEES:

                                     POSITION(S), LENGTH OF       PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                               TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
------------                         ----------------------    ---------------------------------
Elizabeth L. Belanger............    Assistant Secretary       05/2005 to present -- Vice
DOB: January 7, 1972                 since 2005                President and Senior Counsel,
                                                               Diversified Investment Advisors,
                                                               Inc.; 11/2003 to
                                                               05/2005 -- Director of
                                                               Compliance, Domini Social
                                                               Investments LLC; 09/1997-
                                                               10/2003 -- Associate, Bingham
                                                               McCutchen LLP; 04/2006 to
                                                               present -- Director, Transamerica
                                                               Financial Life Insurance Company.
Joseph P. Carusone...............    Treasurer since 2001      Vice President and Director,
DOB: September 8, 1965                                         Diversified Investment Advisors,
                                                               Inc.; 2004 to
                                                               present -- Director, Transamerica
                                                               Financial Life Insurance Company;
                                                               01/2007 to present -- President,
                                                               Diversified Investors Securities
                                                               Corp.
Robert F. Colby..................    Secretary since 1993      Senior Vice President and General
DOB: November 1, 1955                                          Counsel, Diversified Investment
                                                               Advisors, Inc.; Vice President,
                                                               Diversified Investors Securities
                                                               Corp.; Vice President, Assistant
                                                               Secretary, and Director,
                                                               Transamerica Financial Life
                                                               Insurance Company, Inc.
Suzanne Montemurro...............    Assistant Treasurer       Vice President and Director,
DOB: August 13, 1964                 since 2002                Diversified Investment Advisors,
                                                               Inc.
Mark Mullin......................    President since 2002      Chairman of the Board and Chief
DOB: February 16, 1963               Trustee since 1998        Executive Officer, Diversified
                                                               Investment Advisors, Inc.;
                                                               02/2002 to present -- Director,
                                                               Transamerica Financial Life
                                                               Insurance Company, Inc.
Quedel Principal.................    Assistant Secretary       Vice President and Senior
DOB: February 4, 1966                since 2004                Counsel, Diversified Investment
                                                               Advisors, Inc.; Director,
                                                               Diversified Investors Securities
                                                               Corp.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                        TRUSTEES INFORMATION (CONTINUED)
                                   (UNAUDITED)

                                     POSITION(S), LENGTH OF       PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                               TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
------------                         ----------------------    ---------------------------------
Rick Resnik......................    Chief Compliance          Chief Compliance Officer,
DOB: January 24, 1967                Officer since 2004        Diversified Investment Advisors,
                                                               Inc.; Director, Vice President,
                                                               and Chief Compliance Officer,
                                                               Diversified Investors Securities
                                                               Corp.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                        TRUSTEES INFORMATION (CONTINUED)
                                   (UNAUDITED)

DISINTERESTED TRUSTEES:


                                   POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                             TIME SERVED         PAST 5 YEARS, DIRECTORSHIPS HELD
------------                       ----------------------   ---------------------------------
Neal M. Jewell...................  Trustee since 1993       10/2004 to present -- Retired;
DOB: February 12, 1935                                      01/1996 to 10/2004 -- Independent
                                                            Trustee, EAI Select Managers
                                                            Equity Fund (a mutual fund)

Mitchell Johnson.................  Trustee since 2006       07/1994 to present -- Private
DOB: March 1, 1942                                          Investor, MAJ Capital Management;
                                                            06/1996 to present -- Director,
                                                            Federal Agriculture Mortgage
                                                            Corporation; 06/2005 to
                                                            present -- Trustee, Advisors
                                                            Inner Circle Funds, Advisors
                                                            Inner Circle Funds II, and Bishop
                                                            Street Funds (family of mutual
                                                            funds); 12/1997 to
                                                            02/2004 -- Trustee, Citizens
                                                            Funds (family of mutual funds)

Eugene M. Mannella...............  Trustee since 1993       01/2006 to present -- Self-
DOB: February 1, 1954                                       employed consultant; 01-2001 to
                                                            present -- President, Arapain
                                                            Partners LLC (limited purpose
                                                            broker/dealer); 08/1993 to
                                                            12/2005 -- President,
                                                            International Fund Services, Inc.
                                                            (alternative asset
                                                            administration)

Joyce Galpern Norden.............  Trustee since 1993       06/2004 to present -- Retired;
DOB: June 1, 1939                                           09/1996 to 06/2004 -- Vice
                                                            President, Institutional
                                                            Advancement, Reconstructionist
                                                            Rabbinical College

Lowell W. Robinson...............  Trustee since 2006       12/2006 to present -- Chief
DOB: January 20, 1949                                       Financial and Chief
                                                            Administrative Officer, MIVA Inc.
                                                            (on-line direct marketing); 2004
                                                            to 2006 -- President, LWR
                                                            Advisors LLC (consulting); 2002
                                                            to 2004 -- Special Counsel to the
                                                            President, Polytechnic
                                                            University; 2002 to
                                                            2004 -- Senior Executive Vice
                                                            President and Chief Financial
                                                            Officer, Hotjobs.com;  2004 to
                                                            present -- Director, Jones
                                                            Apparel Group; 2004 to
                                                            present -- Director,
                                                            International Wire Group, Inc.;
                                                            2003 to 2004 -- Director,
                                                            Independent Wireless One Corp.;
                                                            2002 to 2003 -- Director, Edison
                                                            Schools, Inc. (school management)

                        DIVERSIFIED INVESTORS PORTFOLIOS
                        TRUSTEES INFORMATION (CONTINUED)
                                   (UNAUDITED)

                                   POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                             TIME SERVED         PAST 5 YEARS, DIRECTORSHIPS HELD
------------                       ----------------------   ---------------------------------

Patricia L. Sawyer...............  Trustee since 1993,      12/1989 to present -- President
DOB: July 1, 1950                  Chairperson of Audit     and Executive Search Consultant,
                                   Committee since 2003     Smith & Sawyer LLC (consulting)

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholder of MONY Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company and its subsidiaries (the "Company") at December 31, 2007 and 2006 and the results of their operations and their cash flows for the years ended December 31, 2007, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for share-based compensation on January 1, 2006 and for defined benefit pension and other postretirement plans on December 31, 2006.






/s/PricewaterhouseCoopers
New York, New York
April 4, 2008

                           MONY LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006

                                                                            2007          2006
                                                                         ----------    ----------
                                                                              (IN MILLIONS)

ASSETS
Investments:
  Fixed maturities available for sale, at estimated fair value .......   $  8,081.2    $  8,702.7
  Mortgage loans on real estate ......................................      1,479.8       1,423.9
  Policy loans .......................................................      1,098.5       1,109.4
  Other equity investments ...........................................        176.7         173.0
  Other invested assets ..............................................        442.4         448.1
                                                                         ----------    ----------
     Total investments ...............................................     11,278.6      11,857.1
Cash and cash equivalents ............................................        321.4         207.6
Amounts due from reinsurers ..........................................      1,143.4       1,090.6
Deferred policy acquisition costs ....................................        324.5         264.2
Value of business acquired ...........................................        571.7         646.5
Other intangible assets, net .........................................           --          31.7
Loans to affiliates ..................................................         49.1            --
Income taxes receivable ..............................................        179.3         123.6
Other assets .........................................................        206.1         260.5
Separate Accounts' assets ............................................      3,471.5       3,791.5
                                                                         ----------    ----------

TOTAL ASSETS .........................................................   $ 17,545.6    $ 18,273.3
                                                                         ==========    ==========

LIABILITIES
Future policy benefits and other policyholders liabilities ...........   $  8,634.2    $  8,671.2
Policyholders' account balances ......................................      3,252.3       3,456.6
Other liabilities ....................................................        541.6         584.9
Long-term debt .......................................................          1.9         101.9
Separate Accounts' liabilities .......................................      3,471.5       3,791.5
                                                                         ----------    ----------
     Total liabilities ...............................................     15,901.5      16,606.1
                                                                         ----------    ----------

Commitments and contingent liabilities (Notes 2, 5, 11, 12, 17 and 18)

SHAREHOLDER'S EQUITY
Common stock, $1.00 par value, 2.5 million shares authorized,
    2.5 million shares issued and outstanding ........................          2.5           2.5
Capital in excess of par value .......................................      1,647.3       1,720.6
Retained earnings (accumulated deficit) ..............................         54.1         (40.7)
Accumulated other comprehensive loss .................................        (59.8)        (15.2)
                                                                         ----------    ----------
     Total shareholder's equity ......................................      1,644.1       1,667.2
                                                                         ----------    ----------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ...........................   $ 17,545.6    $ 18,273.3
                                                                         ==========    ==========





                 See Notes to Consolidated Financial Statements.

                           MONY LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS

                                                                            2007          2006          2005
                                                                         ----------    ----------    ----------
                                                                                      (IN MILLIONS)

REVENUES
Premiums .............................................................   $    463.4    $    497.9    $    555.2
Universal life and investment-type product policy fee income .........        231.3         215.6         200.8
Net investment income ................................................        669.8         672.2         671.1
Investment (losses) gains, net .......................................        (31.5)         (4.4)          1.7
Commissions, fees and other income ...................................         91.0          77.2         144.0
                                                                         ----------    ----------    ----------
      Total revenues .................................................      1,424.0       1,458.5       1,572.8
                                                                         ----------    ----------    ----------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits ..............................................        814.6         806.7         807.1
Interest credited to policyholders' account balances .................        127.0         134.0         141.4
Compensation and benefits ............................................         70.0          70.9          94.6
Commissions ..........................................................        113.8         116.9         188.2
Interest expense .....................................................          8.4          13.5          18.8
Amortization of deferred policy acquisition costs and
   value of business acquired ........................................        110.6         116.7          71.6
Capitalization of deferred policy acquisition costs ..................        (86.7)        (95.4)       (136.7)
Amortization of other intangible assets ..............................         32.4           3.3           4.2
Rent expense .........................................................         11.4           8.7          27.8
Other operating costs and expenses ...................................         64.9          66.4          98.7
                                                                         ----------    ----------    ----------
      Total benefits and other deductions ............................      1,266.4       1,241.7       1,315.7
                                                                         ----------    ----------    ----------

Earnings from continuing operations before income taxes ..............        157.6         216.8         257.1
Income taxes .........................................................        (53.1)        (80.1)        (97.8)
                                                                         ----------    ----------    ----------

Earnings from continuing operations ..................................        104.5         136.7         159.3
(Losses) earnings from discontinued operations,
   net of income taxes ...............................................         (3.3)          4.7           4.5
(Losses) gains on disposal of discontinued operations,
   net of income taxes ...............................................         (6.4)         61.2            --
                                                                         ----------    ----------    ----------

Net Earnings .........................................................   $     94.8    $    202.6    $    163.8
                                                                         ==========    ==========    ==========







                 See Notes to Consolidated Financial Statements.

                           MONY LIFE INSURANCE COMPANY
    CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                                                            2007          2006          2005
                                                                         ----------    ----------    ----------
                                                                                      (IN MILLIONS)

SHAREHOLDER'S EQUITY
Common stock, at par value, beginning and end of year ................   $      2.5    $      2.5    $      2.5
                                                                         ----------    ----------    ----------

Capital in excess of par value, beginning of year ....................      1,720.6       1,769.7       1,868.6
Dividends ............................................................        (80.0)        (35.0)        (75.0)
Transfer of intangible assets ........................................           --         (19.9)        (23.9)
Share-based programs .................................................          6.7           5.8            --
                                                                         ----------    ----------    ----------
Capital in excess of par value, end of year ..........................      1,647.3       1,720.6       1,769.7
                                                                         ----------    ----------    ----------

Accumulated deficit, beginning of year ...............................        (40.7)       (243.3)       (407.1)
Net earnings .........................................................         94.8         202.6         163.8
                                                                         ----------    ----------    ----------
Retained earnings (accumulated deficit), end of year .................         54.1         (40.7)       (243.3)
                                                                         ----------    ----------    ----------

Accumulated other comprehensive (loss) income,
   beginning of year .................................................        (15.2)        (12.3)         40.1
Other comprehensive loss .............................................        (44.6)        (12.8)        (52.4)
Adjustment to initially apply SFAS No. 158,
   net of income taxes ...............................................           --           9.9            --
                                                                         ----------    ----------    ----------
Accumulated other comprehensive loss, end of year ....................        (59.8)        (15.2)        (12.3)
                                                                         ----------    ----------    ----------

Total Shareholder's Equity, End of Year ..............................   $  1,644.1    $  1,667.2    $  1,516.6
                                                                         ==========    ==========    ==========


                                                                             2007          2006          2005
                                                                         ----------    ----------    ----------
                                                                                      (IN MILLIONS)

COMPREHENSIVE INCOME
Net earnings .........................................................   $     94.8    $    202.6    $    163.8
                                                                         ----------    ----------    ----------

Change in unrealized losses, net of
   reclassification adjustment .......................................        (44.7)        (12.8)        (52.4)
Defined benefit plans:

   Net loss arising during year ......................................         (5.4)           --            --
   Prior service cost arising during year ............................          6.1            --            --
   Less: reclassification adjustment for:
     Amortization of net gains included in net periodic cost .........          (.6)           --            --
                                                                         ----------    ----------    ----------
     Other comprehensive income - defined benefit plans ..............           .1            --            --
                                                                         ----------    ----------    ----------

Other comprehensive loss .............................................        (44.6)        (12.8)        (52.4)
                                                                         ----------    ----------    ----------

Comprehensive Income .................................................   $     50.2    $    189.8    $    111.4
                                                                         ==========    ==========    ==========







                 See Notes to Consolidated Financial Statements.

                           MONY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                            2007          2006           2005
                                                                         ----------    ----------    ----------
                                                                                    (IN MILLIONS)

Net earnings .........................................................   $     94.8    $    202.6    $    163.8
Adjustments to reconcile net earnings to net cash
   provided by (used in) operating activities:
  Interest credited to policyholders' account balances ...............        127.0         134.0         141.4
  Universal life and investment-type product
     policy fee income ...............................................       (231.3)       (215.6)       (200.8)
  Change in accrued investment income ................................         12.8            .7          (2.2)
  Investment losses (gains), net .....................................         31.0           4.4          (1.7)
  Change in deferred policy acquisition costs and
     value of business acquired ......................................         23.9          21.3         (65.1)
  Change in future policy benefits and other
     policyholders' liabilities ......................................        (42.8)        (24.6)        (16.0)
  Change in income taxes receivable ..................................        (37.2)        (87.2)         77.4
  Other depreciation and amortization ................................         43.8          65.7          84.0
  Amortization of other intangible assets ............................         43.7          13.6          11.1
  Dividend from AllianceBernstein ....................................         29.3          22.1          17.5
  Losses (gains) on disposal of discontinued operations ..............          6.4         (61.2)           --
  Other, net .........................................................        (81.0)       (120.3)        (35.2)
                                                                         ----------    ----------    ----------

Net cash provided by (used in) operating activities ..................         20.4         (44.5)        174.2
                                                                         ----------    ----------    ----------

Cash flows from investing activities:
  Maturities and repayments of investments ...........................        925.8       1,270.4       1,215.0
  Sales of investments ...............................................        366.8         546.7         290.8
  Purchases of investments ...........................................       (824.7)     (1,710.4)     (1,715.4)
  Increase in loans to affiliates ....................................        (50.0)           --            --
  Change in capitalized software, leasehold improvements
    and EDP equipment ................................................          5.4           6.8          14.5
  Other, net .........................................................         (4.5)         11.0          14.3
                                                                         ----------    ----------    ----------

Net cash provided by (used in) investing activities ..................        418.8         124.5        (180.8)
                                                                         ----------    ----------    ----------

                           MONY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (CONTINUED)

                                                                            2007          2006           2005
                                                                         ----------    ----------    ----------
                                                                                    (IN MILLIONS)

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits .........................................................   $    614.2    $    726.4    $    892.6
    Withdrawals and transfers to Separate Accounts ...................       (759.6)       (883.8)       (851.1)
  Repayments of long-term debt .......................................       (100.0)       (115.0)           --
  Dividends paid to shareholder ......................................        (80.0)        (35.0)        (75.0)
                                                                         ----------    ----------    ----------

Net cash used in financing activities ................................       (325.4)       (307.4)        (33.5)
                                                                         ----------    ----------    ----------

Change in cash and cash equivalents ..................................        113.8        (227.4)        (40.1)
Cash and cash equivalents, beginning of year .........................        207.6         435.0         475.1
                                                                         ----------    ----------    ----------

Cash and Cash Equivalents, End of Year ...............................   $    321.4    $    207.6    $    435.0
                                                                         ==========    ==========    ==========

Supplemental cash flow information:
  Interest Paid ......................................................   $      6.8    $     13.5    $     18.8
                                                                         ==========    ==========    ==========
  Income Taxes (Refunded) Paid .......................................   $     (2.5)   $    152.0    $     13.3
                                                                         ==========    ==========    ==========

Schedule of non-cash financing information:
  Transfer of the Investment Management contracts
     Intangible Assets to AXA Equitable ..............................   $       --    $    (19.9)   $       --
                                                                         ==========    ==========    ==========
  Transfer of the Distribution Network Intangible
     Assets to AXA Financial Group ...................................   $       --    $       --    $    (23.9)
                                                                         ==========    ==========    ==========
Share-based Programs .................................................   $      6.7    $      5.8    $       --
                                                                         ==========    ==========    ==========






                 See Notes to Consolidated Financial Statements.

                           MONY LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)    ORGANIZATION

      MONY Life Insurance Company ("MONY Life" and, collectively with its consolidated subsidiaries "the Company"), provides life insurance, annuities, corporate-owned and bank-owned life insurance ("COLI" and "BOLI"). MONY Life is a wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS LLC"), formally know as MONY Holdings, LLC, which in turn is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial" and together with its consolidated subsidiaries "AXA Financial Group").

      MONY Life's direct and indirect wholly-owned operating subsidiaries include: (i) MONY Life Insurance Company of America ("MLOA"), an Arizona domiciled life insurance company, (ii) U.S. Financial Life Insurance Company ("USFL"), an Ohio domiciled insurer underwriting specialty risk life insurance business, (iii) MONY Securities Corporation ("MSC"), formally a broker-dealer and investment advisor registered with the Securities and Exchange Commission, which distributed its products and services through MONY Life's career agency sales force as well as through a network of accounting professionals and (iv) MONY Brokerage, Inc. ("MBI"), a licensed insurance broker, which principally provided MONY Life's career agency sales force with access to life, annuity, small group health, and specialty insurance products written by other insurance companies. MSC and MBI ceased doing business on June 6, 2005 in connection with AXA Financial's integration of the MONY companies. Enterprise Capital Management, Inc. ("Enterprise"), an investment advisor to certain of AXA Financial Group's retail proprietary mutual funds, and Enterprise Fund Distributors, Inc. ("Enterprise Distributors"), the distributor of AXA Financial Group's proprietary mutual funds, are reported as discontinued operations in the consolidated financial statements.

      Effective July 20, 2007, USFL ceased marketing new business and its operations in Ohio are being wound down. USFL policies currently in-force are not impacted by this decision. As a result, the Company recorded a pre-tax charge of $30.4 million ($19.8 million post-tax) due to the writedown of the intangible asset related to USFL's insurance distribution system. In addition, the Company recorded a pre-tax $8.0 million charge ($5.2 million post-tax) in 2007 related to USFL severance and lease related costs.


2)    SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation and Principles of Consolidation
      -----------------------------------------------------

      The preparation of the accompanying consolidated financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

      The accompanying consolidated financial statements include the accounts of: MONY Life; those of its subsidiaries engaged in insurance related businesses and other subsidiaries in which the Company has control and a majority economic interest that meet the requirements for consolidation.

      All significant intercompany transactions and balances have been eliminated in consolidation. The years "2007," "2006" and "2005" refer to the years ended December 31, 2007, 2006 and 2005, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

      Accounting Changes
      ------------------

      Effective January 1, 2007, and as more fully described in Note 14 to the Consolidated Financial Statements, the Company adopted FIN 48, "Accounting for Uncertainty in Income Taxes," an interpretation that clarifies the recognition criteria and measurement of the economic benefits associated with tax positions taken or expected to be taken in a tax return. Under FIN 48, a tax benefit is recognized only if it is "more likely than not" to be sustained based on the technical merits of the position, assuming examination by the taxing authority, and is required to be measured at the largest amount of tax benefit that is more than 50% likely of being realized upon ultimate settlement, taking into consideration the amounts and probabilities of potential settlement outcomes. FIN 48 also addresses subsequent derecognition of tax positions, changes in the measurement of recognized tax positions, accrual and classification of interest and penalties, and accounting in interim periods. In addition, annual disclosures with respect to income taxes were expanded by FIN 48 and include a tabular reconciliation of the total amounts of unrecognized tax benefits at the beginning and end of the reporting period. As a result of adopting FIN 48, no adjustment to January 1, 2007 retained earnings for unrecognized tax benefits was required for the Company.

      On January 1, 2007, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". The SOP requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA") and other related balances must be written off. The adoption of SOP 05-1 did not have a material impact on the Company's consolidated results of operations or financial position.

      Although the Company has no employees, under service agreements with affiliates, the Company is charged for services, including personnel services and employee benefits, provided on its behalf.

      On December 31, 2006, the Company implemented Statement of Financial Accounting Standards ("SFAS") No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," requiring employers to recognize the over or under funded status of such benefit plans as an asset or liability in the balance sheet for reporting periods ending after December 15, 2006 and to recognize subsequent changes in that funded status as a component of other comprehensive income. The funded status of a plan is measured as the difference between plan assets at fair value and the projected benefit obligation for pension plans or the benefit obligation for any other postretirement plan. SFAS No. 158 did not change the determination of net periodic benefit cost or its presentation in the statement of earnings. However, its requirements represent a significant change to previous accounting guidance that generally delayed recognition of certain changes in plan assets and benefit obligations in the balance sheet and only required disclosure of the complete funded status of the plans in the notes to the financial statements.

      As required by SFAS No. 158, the $9.9 million impact of initial adoption, net of income tax, was reported as an adjustment to the December 31, 2006 balance of accumulated other comprehensive income in the accompanying consolidated financial statements. The consequent recognition of the funded status of its defined benefit pension at December 31, 2006 reduced total assets by approximately $2.8 million, principally due to the $5.3 million decrease in income taxes receivable partially offset by the $2.5 million increase in prepaid pension cost and the $12.7 million decrease in total liabilities, principally due to the increase in benefit plan liabilities. See Note 11 of Notes to Consolidated Financial Statements for further information.

      SFAS No. 158 imposes an additional requirement, effective for fiscal years ending after December 15, 2008, to measure plan assets and benefit obligations as of the date of the employer's year-end balance sheet, thereby eliminating the option to elect an earlier measurement date alternative of not more than three months prior to that date, if used consistently each year. This provision of SFAS No. 158 will have no impact on the Company as it already uses a December 31 measurement date for all of its plan assets and benefits obligations.

      On January 1, 2006, the Company adopted SFAS No. 123(R), "Share-Based Payment". To effect its adoption, the Company elected the "modified prospective method" of transition. Under this method, prior-period results were not restated. Prior to the adoption of SFAS No. 123(R), The Company had elected to continue to account for stock-based compensation in accordance with Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and, as a result, the recognition of stock-based compensation expense generally was limited to amounts attributed to awards of restricted shares and various cash-settled programs such as stock appreciation rights. SFAS No. 123(R) requires the cost of all share-based payments to employees to be recognized in the financial statements based on their fair values, resulting in compensation expense for certain types of the Company's equity-classified award programs for which no cost previously would have been charged to net earnings under APB No. 25, most notably for employee options to purchase AXA American Depository Receipts ("ADRs") and AXA ordinary shares and for employee stock purchase plans. As a result of adopting SFAS No. 123(R) on January 1, 2006, consolidated earnings from continuing operations before income taxes for 2007 and 2006 were $6.3 million and $5.8 million lower, respectively, and consolidated net earnings for 2007 and 2006 were $4.1 million and $3.8 million lower, respectively, than if these plans had continued to be accounted for under APB No. 25.

      Under the modified prospective method, the Company applied the measurement, recognition, and attribution requirements of SFAS No. 123(R) to stock-based compensation awards granted, modified, repurchased or cancelled on or after January 1, 2006. In addition, beginning in first quarter 2006, costs associated with unvested portions of outstanding employee stock option awards at January 1, 2006 that prior to adoption of SFAS No. 123(R) would have been reflected by the Company only in pro forma disclosures, were recognized in the consolidated statement of earnings over the awards' remaining future service-vesting periods. Liability-classified awards outstanding at January 1, 2006, such as performance units and stock appreciation rights, were remeasured to fair value. The remeasurement resulted in no adjustment to their intrinsic value basis, including the cumulative effect of differences between actual and expected forfeitures, primarily due to the de minimis time remaining to expected settlement of these awards.

      On January 1, 2006, the Company adopted the provisions of SFAS No. 154, "Accounting Changes and Error Corrections," a replacement of APB No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement that does not include transition provisions. To enhance comparability, this statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The cumulative effect of the change is reported in the carrying value of assets and liabilities as of the first period presented, with the offset applied to opening retained earnings. Each period presented is adjusted to show the period specific effects of the change. Only direct effects of the change will be retrospectively recognized; indirect effects will be recognized in the period of change. SFAS No. 154 carries forward without change APB No. 20's guidance for reporting the correction of an error and a change in accounting estimate as well as SFAS No. 3's provisions governing reporting accounting changes in interim financial statements. The adoption of SFAS No. 154 did not have an impact on the Company's results of operations or financial position.

      New Accounting Pronouncements
      -----------------------------

      On December 4, 2007, the FASB issued SFAS No. 141(R), "Business Combinations (revised 2007)". While retaining SFAS No. 141, "Business Combinations," requirement to use purchase accounting for all business combinations, SFAS No. 141(R)'s new rules include the following:
      o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control even if it has not acquired 100% of the target company,
      o Contingent considerations will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred, and
      o The requirements in SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities," must be met at the acquisition date in order to accrue for a restructuring plan.
      SFAS No. 141(R) is to be applied prospectively to acquisitions that occur in fiscal years beginning on or after December 15, 2008; early adoption is prohibited.

      In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities Including an amendment of FASB Statement No. 115". This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Management has elected not to adopt the fair value option as permitted by SFAS No. 159.

      In June 2007, the AICPA issued SOP 07-1 "Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies". The SOP provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The SOP addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. SOP 07-1 was to have been effective for fiscal years beginning after December 15, 2007. On February 12, 2008, the FASB issued FSP SOP 07-1-1 that indefinitely delays the effective date of SOP 07-1. The delay is intended to allow the Board time to consider a number of significant issues relating to the implementation of SOP 07-1.

      On September 15, 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The effect of adopting of SFAS No. 157 on January 1, 2008 is not expected to have a material impact on 2008 consolidated net earnings.

      Closed Block
      ------------

      As a result of demutualization, the Closed Block was established in 1998 for the benefit of certain individuals' participating policies in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its own participating policyholders.

      Assets allocated to the Closed Block inure solely to the benefit of the Closed Block's policyholders and will not revert to the benefit of MONY Life. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company's General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

      The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block which would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company had developed an actuarial calculation of the expected timing of its Closed Block earnings. Further, in connection with the acquisition of MONY (the "MONY Acquisition"), AXA Financial Group has developed a revised actuarial calculation of the expected timing of the Company's Closed Block earnings as of July 1, 2004.

      If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

      Many expenses related to Closed Block operations, including amortization of DAC and VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

      Investments
      -----------

      The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary. The redeemable preferred stock investments reported in fixed maturities include real estate investment trusts ("REIT") perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

      Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

      Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

      Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

      Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

      Valuation allowances are netted against the asset categories to which they apply.

      Policy loans are stated at unpaid principal balances.

      Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under FIN 46(R) are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN No. 46(R) requirements for consolidation are reported on the equity basis of accounting and are included with Other equity investments.

      Equity securities include common stock classified as available for sale securities are carried at estimated fair value and are included in Other equity investments.

      Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees under which certain subsidiaries of the Company are named as beneficiaries under the policies. COLI is carried at the cash surrender value of the policies. At December 31, 2007 and 2006, the carrying value of COLI was $213.7 million and $202.7 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

      Units held in AllianceBernstein L.P. ("AllianceBernstein"), an affiliate, are carried on the equity method and reported in Other invested assets.

      Short-term investments are stated at amortized cost that approximates fair value and are included with Other invested assets.

      Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

      All securities owned including United States government and agency securities and mortgage-backed securities are recorded in the consolidated financial statements on a trade date basis.

      Derivatives
      -----------

      All derivates outstanding at December 31, 2007 and 2006 are recognized on the balance sheet at their fair values. All gains and losses on derivatives are reported in Net investment income.

      Net Investment Income, Investment Gains (Losses), Net and Unrealized
      --------------------------------------------------------------------
      Investment Gains (Losses)
      -------------------------

      Net investment income and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

      Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses).

      Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to Closed Block policyholder dividend obligation, DAC and VOBA related to universal life and investment-type products and participating traditional life contracts.

      Fair Value of Other Financial Instruments
      -----------------------------------------

      The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

      Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments were not material at December 31, 2007 and 2006.

      Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

      The estimated fair values for the Company's supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

      The fair values for single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

      Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates.

      Recognition of Insurance Income and Related Expenses
      ----------------------------------------------------

      Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

      Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

      Premiums from individual health contracts are recognized as income over the period to which the premiums related in proportion to the amount of reinsurance protection provided.

      DAC and VOBA
      ------------

      Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

      VOBA, which arose from the MONY Acquisition, was established in accordance with business combination purchase accounting guidance. VOBA is the actuarially determined present value of estimated future gross profits of insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (approximately 10-30 years) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

      For universal life products and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in shareholder's equity as of the balance sheet date.

      A significant assumption in the amortization of DAC and VOBA on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets expected future gross profit assumptions related to Separate Account performance using a long-term view of estimated average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (7.0% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (13.0% net of product weighted average Separate Account fees) and 0.0% ((-2.0%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. As of December 31, 2007, current projections of future average gross market returns assume a 5.2% return for 2008 which is within the maximum and minimum limitations and assume a reversion to the mean of 9.0% after 2 quarters.

      In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

      Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

      For participating traditional life policies (substantially all of which are in the Closed Block), DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2007, the average rate of assumed investment yields, excluding policy loans is 5.0%. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC and VOBA of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

      For non-participating traditional life policies, DAC and VOBA are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

      Policyholders' Account Balances and Future Policy Benefits
      ----------------------------------------------------------

      Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

      The Company issues certain variable annuity products with a Guaranteed Minimum Death Benefit ("GMDB") feature. The Company also issues certain variable annuity products that contain a Guaranteed Minimum Income Benefit ("GMIB") feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for GMIB, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

      For reinsurance contracts, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

      For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

      For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 6.00% for life insurance liabilities and from 2.50% to 6.75% for annuity liabilities.

      Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumption as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

      Policyholders' Dividends
      ------------------------

      The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by MONY Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate levels of statutory surplus to be retained by MONY Life.

      At December 31, 2007, participating policies, including those in the Closed Block, represent approximately 18.3% ($ 20.52 billion) of directly written life insurance in-force, net of amounts ceded.

      Separate Accounts
      -----------------

      Generally, Separate Accounts established under New York State and Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts' assets are subject to General Account claims only to the extent Separate Accounts' assets exceed Separate Accounts' liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Company does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate

      Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by the Company.

      The investment results of Separate Accounts on which the Company does not bear the investment risk are reflected directly in Separate Accounts' liabilities and are not reported in revenues in the statements of earnings. For 2007, 2006, and 2005, investment results of such Separate Accounts were gains of $323.1 million, $429.8 million and $283.4 million, respectively.

      Deposits to Separate Accounts are reported as increases in Separate Accounts' liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

      Other Intangible Asset
      ----------------------

      The insurance distribution network intangible asset, related to USFL as part of the MONY Acquisition, prior to writedown in 2007 was amortized on a straight-line basis with an estimated useful life of 15 years.

      Other Accounting Policies
      -------------------------

      Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

      MONY Life filed a consolidated Federal income tax return with its life subsidiaries. MONY Life's non-life subsidiaries file a separate consolidated Federal income tax return. Under the life insurance provisions of the Internal Revenue Code, life insurance companies cannot file a consolidated Federal income tax return with their ultimate parent for a period of five years from the date of acquisition. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

      Discontinued operations include Enterprise distribution contracts and operations and real estate held-for-sale.

      The Company, through Enterprise Distributors, sells Class B and C shares of AXA Financial Group's retail proprietary mutual funds, which are subject to a contingent deferred sales charge ("CDSC"). At the time of sale, the Company pays commissions to brokers and dealers for sales of AXA Financial Group's retail proprietary mutual funds' Class B and C shares. Class B commissions paid are deferred and amortized on the lesser of six years straight-line, or the period during which the related distribution and CDSC revenues are earned. The Company evaluates the recoverability through ongoing estimates of future revenues from Class B shares. Class C share commissions are expensed when paid.

      Real estate investments meeting the following criteria are classified as real estate held-for-sale:


      o Management having the authority to approve the action commits the organization to a plan to sell the property.
      o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
      o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
      o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
      o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
      o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

      Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

      Real estate held-for-sale is included in Other assets in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2007 were not significant.

3)    INVESTMENTS

      Fixed Maturities and Equity Securities
      --------------------------------------

      The following table provides additional information relating to fixed maturities and equity securities.

                                                                         GROSS        GROSS
                                                          AMORTIZED    UNREALIZED   UNREALIZED   ESTIMATED
                                                             COST        GAINS        LOSSES     FAIR VALUE
                                                          ----------   ----------   ----------   ----------
                                                                             (IN MILLIONS)

        DECEMBER 31, 2007
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate .................................   $  7,046.7   $     50.2   $    179.7   $  6,917.2
            Mortgage-backed ...........................        161.0           .7           .8        160.9
            U.S. Treasury, government
              and agency securities ...................        519.2         21.8           .1        540.9
            State and political subdivisions ..........         11.3           .6           --         11.9
            Foreign governments .......................         69.9          2.2           --         72.1
            Redeemable preferred stock ................        424.3           .5         46.6        378.2
                                                          ----------   ----------   ----------   ----------
              Total Available for Sale ................   $  8,232.4   $     76.0   $    227.2   $  8,081.2
                                                          ==========   ==========   ==========   ==========

        Equity Securities:
           Available for Sale .........................   $     15.7   $       .4   $       --   $     16.1
                                                          ==========   ==========   ==========   ==========

        December 31, 2006
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate .................................   $  7,314.0   $     36.2   $    120.9   $  7,229.3
            Mortgage-backed ...........................        243.8           .1          3.0        240.9
            U.S. Treasury, government
              and agency securities ...................        726.9          9.0          4.8        731.1
            States and political subdivisions .........         11.3           .5           --         11.8
            Foreign governments .......................         75.2           .4           .7         74.9
            Redeemable preferred stock ................        425.4          2.4         13.1        414.7
                                                          ----------   ----------   ----------   ----------
              Total Available for Sale ................   $  8,796.6   $     48.6   $    142.5   $  8,702.7
                                                          ==========   ==========   ==========   ==========

        Equity Securities:
           Available for Sale .........................   $     22.6   $      3.1   $       --   $     25.7
                                                          ==========   ==========   ==========   ==========


        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

      The contractual maturity of fixed maturities at December 31, 2007 is shown below:

                                                                                   AVAILABLE FOR SALE
                                                                                 -----------------------
                                                                                 AMORTIZED    ESTIMATED
                                                                                   COST       FAIR VALUE
                                                                                 ----------   ----------
                                                                                      (IN MILLIONS)

        Due in one year or less ..............................................   $    475.6   $    473.7
        Due in years two through five ........................................      1,834.8      1,846.8
        Due in years six through ten .........................................      3,689.3      3,638.4
        Due after ten years ..................................................      1,647.4      1,583.2
                                                                                 ----------   ----------
            Subtotal .........................................................      7,647.1      7,542.1
        Mortgage-backed securities ...........................................        161.0        160.9
                                                                                 ----------   ----------
        Total ................................................................   $  7,808.1   $  7,703.0
                                                                                 ==========   ==========

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process includes a quarterly review of certain assets by AXA Financial Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be other than temporarily impaired, then the appropriate provisions are taken.

        The following table discloses fixed maturities (544 issues) that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2007:

                                             LESS THAN 12 MONTHS       12 MONTHS OR LONGER              TOTAL
                                           -----------------------   -----------------------   -----------------------
                                                          GROSS                     GROSS                      GROSS
                                           ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED
                                           FAIR VALUE     LOSSES     FAIR VALUE     LOSSES     FAIR VALUE     LOSSES
                                           ----------   ----------   ----------   ----------   ----------   ----------
                                                                            (IN MILLIONS)

       Fixed Maturities:
         Corporate .....................   $  1,994.9   $    106.0   $  1,992.7   $     73.7   $  3,987.6   $    179.7
         Mortgage-backed ...............           .9           --        101.5           .8        102.4           .8
         U.S. Treasury, government
           and agency securities .......         27.6           .1         20.2           --         47.8           .1
         States and political
           subdivisions ................           --           --          2.2           --          2.2           --
         Foreign governments ...........         10.1           --           --           --         10.1           --
         Redeemable
           preferred stock .............        112.4         18.7        249.2         27.9        361.6         46.6
                                           ----------   ----------   ----------   ----------   ----------   ----------

       Total Temporarily
         Impaired Securities ...........   $  2,145.9   $    124.8   $  2,365.8   $    102.4   $  4,511.7   $    227.2
                                           ==========   ==========   ==========   ==========   ==========   ==========

      The Company's fixed maturity investment portfolio includes corporate high yield securities consisting primarily of public high yield bonds. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2007, approximately $267.2 million, or 3.3%, of the $8,232.4 million aggregate amortized cost of fixed maturities held by the Company was considered to be other than investment grade.

      The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes Residential Mortgage Backed Securities ("RMBS") backed by subprime and Alt-A residential mortgages. RMBS are securities whose cash flows are backed by the principal and interest payments from a set of residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages consist of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and /or inadequate documentation of the borrowers' income. At December 31, 2007, the Company owned $28.6 million in RMBS backed by subprime residential mortgage loans, approximately 66% rated AAA, and $0.2 million in RMBS backed by Alt-A residential mortgage loans, approximately 100% rated AAA. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

      At December 31, 2007, the carrying value of fixed maturities which were non-income producing for the twelve months preceding that date was $0.1 million.

      Mortgage Loans
      --------------

      The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $2.7 million and $4.3 million at December 31, 2007 and 2006, respectively. Gross interest income on these loans included in net investment income aggregated $0.2 million, $0.3 million and $0.3 million for 2007, 2006 and 2005, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $0.3 million, $0.3 million and $0.4 million for 2007, 2006 and 2005, respectively.

      Impaired mortgage loans along with the related investment valuation allowances follow:

                                                                                        DECEMBER 31,
                                                                                   -----------------------
                                                                                      2007         2006
                                                                                   ----------   ----------
                                                                                        (IN MILLIONS)

       Impaired mortgage loans with investment valuation allowances ............   $       --   $     14.2
       Impaired mortgage loans without investment valuation allowances .........          2.7          7.1
                                                                                   ----------   ----------
       Recorded investment in impaired mortgage loans ..........................          2.7         21.3
       Investment valuation allowances .........................................           --         (1.7)
                                                                                   ----------   ----------
       Net Impaired Mortgage Loans .............................................   $      2.7   $     19.6
                                                                                   ==========   ==========

      During 2007, 2006 and 2005, respectively, the Company's average recorded investment in impaired mortgage loans was $4.0 million, $20.6 million and $24.2 million. Interest income recognized on impaired mortgage loans totaled $0.2 million and $1.8 million and 2.0 million for 2007, 2006 and 2005, respectively.

      Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2007 and 2006, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was zero and $3.0 million.

      Equity Real Estate
      ------------------

      The Company's investment in equity real estate is through direct ownership. For 2007, 2006 and 2005, no real estate was acquired in satisfaction of debt. At December 31, 2007 and 2006, the Company owned zero and $12.7 million, respectively, of real estate acquired in satisfaction of debt.

      Accumulated depreciation on real estate was zero and $0.7 million at December 31, 2007 and 2006, respectively. Depreciation expense on real estate totaled $0.3 million, $2.5 million and $8.1 million, for 2007, 2006 and 2005, respectively.

      Investment valuation allowances for mortgage loans and changes thereto follow:

                                                                            2007          2006         2005
                                                                         ----------    ----------   ----------

                                                                                     (IN MILLIONS)

       Balances, beginning of year ...................................   $      1.7    $      1.6   $       .5
       Additions charged to income ...................................           --            .1          1.6
       Deductions for writedowns and
         asset dispositions ..........................................         (1.7)           --          (.5)
                                                                         ----------    ----------   ----------
       Balances, End of Year .........................................   $       --    $      1.7   $      1.6
                                                                         ==========    ==========   ==========

      Equity Method Investments
      -------------------------

      Included in other equity investments are interests in limited partnership interests under the equity method with a total carrying value of $160.5 million and $147.4 million, respectively, at December 31, 2007 and 2006. The Company's total equity in net earnings for these limited partnership interests was $21.4 million, $16.9 million and $30.7 million for 2007, 2006 and 2005, respectively.

      Other Invested Assets
      ---------------------

      The following presents the Company's investment in 5.6 million units in AllianceBernstein, an affiliate:

                                                              ALLIANCEBERNSTEIN
                                                                    UNITS
                                                              -----------------
                                                                (IN MILLIONS)

       Balance at January 1, 2006 .........................   $           226.4
       Equity in net earnings .............................                24.0
       Dividends received .................................               (22.1)
                                                              -----------------
       Balance at December 31, 2006 .......................               228.3
       Equity in net earnings .............................                26.9
       Dividends received .................................               (29.3)
                                                              -----------------
       Balance at December 31, 2007 .......................   $           225.9
                                                              =================


4)    OTHER INTANGIBLE ASSETS

      The following presents a summary of other intangible assets, including VOBA, as of December 31, 2007 and 2006 related to the MONY Acquisition:


                                                              GROSS             LESS:              LESS:
                                                             CARRYING        ACCUMULATED        IMPACT OF
                                                              AMOUNT        AMORTIZATION(1)    CO-INSURANCE(2)          NET
                                                          ---------------   ---------------    ---------------    ---------------
                                                                                      (IN MILLIONS)

    DECEMBER 31, 2007(3)
    --------------------
    VOBA ..............................................   $         868.8   $        (269.2)   $         (27.9)   $         571.7
                                                          ===============   ===============    ===============    ===============

    December 31, 2006
    -----------------
    Intangible assets subject to amortization:
        VOBA ..........................................   $         868.8   $        (194.4)   $         (27.9)   $         646.5
        Insurance distribution network ................              38.0              (6.3)                --               31.7
                                                          ---------------   ---------------    ---------------    ---------------
    Total intangible assets subject to amortization ...   $         906.8   $        (200.7)   $         (27.9)   $         678.2
                                                          ===============   ===============    ===============    ===============


      (1) Includes reactivity to unrealized investment gains/losses reflected in other comprehensive income.
      (2) The impact of co-insurance shown above relates to the co-insurance agreement entered into on December 31, 2004 between USFL and AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate, whereby AXA Bermuda assumed certain term life insurance contracts written by USFL as described further in Note 10 of Notes to Consolidated Financial Statements.

      (3) Excludes USFL's intangible asset of $30.4 million that was written off in 2007.

      For 2007, 2006 and 2005, total amortization expense related to these intangible assets was $84.1 million, $95.8 million and $57.7 million, respectively. VOBA amortization is estimated to range between $35.6 million and $16.7 million annually through 2012.


5)    FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

      The carrying values and estimated fair values for financial instruments not previously disclosed in Notes 3 and 9 of Notes to Consolidated Financial Statements are presented below:

                                                                           DECEMBER 31,
                                                          -------------------------------------------------
                                                                  2007                        2006
                                                          -----------------------   -----------------------

                                                           CARRYING    ESTIMATED     Carrying    Estimated
                                                             VALUE     FAIR VALUE     Value      Fair Value
                                                          ----------   ----------   ----------   ----------
                                                                           (IN MILLIONS)

        Consolidated:
        -------------
        Mortgage loans on real estate .................   $  1,479.8   $  1,470.1   $  1,423.9   $  1,417.4
        Other limited partnership interests ...........        160.5        160.5        147.4        147.4
        Policyholders liabilities:

           Investment contracts .......................        698.6        729.7        767.7        800.7
        Long-term debt ................................          1.9          2.7        101.9        102.8

        Closed Block:
        -------------
        Mortgage loans on real estate .................   $    810.3   $    796.4   $    692.4   $    684.0

6)    CLOSED BLOCK

      Summarized financial information for the Closed Block is as follows:

                                                                                         DECEMBER 31,
                                                                                   -----------------------
                                                                                      2007         2006
                                                                                   ----------   ----------
                                                                                        (IN MILLIONS)

       CLOSED BLOCK LIABILITIES:
       Future policy benefits, policyholders' account balances and other .......   $  7,072.0   $  7,202.8
       Policyholder dividend obligation ........................................        129.4        109.6
       Other liabilities .......................................................         48.1         35.6
                                                                                   ----------   ----------
       Total Closed Block liabilities ..........................................      7,249.5      7,348.0
                                                                                   ----------   ----------

       ASSETS DESIGNATED TO THE CLOSED BLOCK:
       Fixed maturities, available for sale, at estimated fair value
         (amortized cost of $4,106.4 and $4,277.6) .............................      4,082.5      4,237.2
       Mortgage loans on real estate ...........................................        810.3        692.4
       Policy loans ............................................................        951.3        977.9
       Cash and other invested assets ..........................................        152.6         54.7
       Other assets ............................................................        261.5        333.9
                                                                                   ----------   ----------
       Total assets designated to the Closed Block .............................      6,258.2      6,296.1
                                                                                   ----------   ----------

       Excess of Closed Block liabilities over assets designated to
         the Closed Block ......................................................        991.3      1,051.9
       Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains, net of policyholder
           dividend obligation of $23.9 and $40.3 ..............................           --           --

       Maximum Future Earnings To Be Recognized From ...........................   ----------   ----------
         Closed Block Assets and Liabilities ...................................   $    991.3   $  1,051.9
                                                                                   ==========   ==========

      Closed Block revenues and expenses were as follows:

                                                                            2007         2006           2005
                                                                         ----------    ----------    ----------
                                                                                   (IN MILLIONS)

        REVENUES:
        Premiums and other income ....................................   $    340.4    $    363.0    $    410.0
        Investment income (net of investment
           expenses of $6.5, $6.3, and $5.8) .........................        344.9         342.0         340.9
        Investment losses, net .......................................         (1.3)         (2.0)         (3.9)
                                                                         ----------    ----------    ----------
        Total revenues ...............................................        684.0         703.0         747.0
                                                                         ----------    ----------    ----------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends ........................        587.1         604.5         644.8
        Other operating costs and expenses ...........................          3.8           4.0           4.5
                                                                         ----------    ----------    ----------
        Total benefits and other deductions ..........................        590.9         608.5         649.3
                                                                         ----------    ----------    ----------

        Net revenues before income taxes .............................         93.1          94.5          97.7
        Income tax expense ...........................................        (32.5)        (33.0)        (34.2)
                                                                         ----------    ----------    ----------
        Net Revenues .................................................   $     60.6    $     61.5    $     63.5
                                                                         ==========    ==========    ==========

        Reconciliation of the MONY Life policyholder dividend obligation follows:

                                                                            2007         2006
                                                                         ----------   ----------
                                                                              (IN MILLIONS)

       Balance, beginning of year ....................................   $    109.6   $    142.5
       Applicable to net revenues ....................................          3.4          6.2
       Decrease (increase) in unrealized investment losses ...........         16.4        (39.1)
                                                                         ----------   ----------
       Balance, End of Year ..........................................   $    129.4   $    109.6
                                                                         ==========   ==========

        There were no impaired mortgage loans at December 31, 2007. Impaired mortgage loans along with the related investment valuation allowances at December 31, 2006 follow:

                                                                                 December 31,
                                                                                     2006
                                                                              -----------------
                                                                                (In Millions)

       Impaired mortgage loans with investment valuation allowances .......   $              --
       Impaired mortgage loans without investment valuation allowances ....                  .2
                                                                              -----------------
       Recorded investment in impaired mortgage loans .....................                  .2
       Investment valuation allowances ....................................                  --
                                                                              -----------------
       Net Impaired Mortgage Loans ........................................   $              .2
                                                                              =================

        During 2007, 2006 and 2005, MONY Life's Closed Block's average recorded investment in impaired mortgage loans was $0.1 million, $0.6 million and $1.1 million, respectively. Interest income recognized on these impaired mortgage loans totaled $0.1 million for 2005; no interest income was recognized on impaired mortgage loans in 2007 and 2006.

      There were no valuation allowances on mortgage loans on real estate at December 31, 2007 and 2006. Writedowns of fixed maturities amounted to $5.1 million, $4.7 million and $2.5 million for 2007, 2006 and 2005, respectively.


7)    GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

      A) Variable Annuity Contracts - GMDB and GMIB
         ------------------------------------------

      The Company has certain variable annuity contracts with GMDB and GMIB featuresin force that guarantee one of the following:

         o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

         o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

         o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

         o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

      The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                                            GMDB          GMIB         TOTAL
                                                                         ----------    ----------   ----------
                                                                                     (IN MILLIONS)

      Balance at January 1, 2005 .....................................   $      1.0    $       .1   $      1.1
        Paid guarantee benefits ......................................         (3.1)           --         (3.1)
        Other changes in reserve .....................................          2.7            .1          2.8
                                                                         ----------    ----------   ----------
      Balance at December 31, 2005 ...................................           .6            .2           .8
         Paid guarantee benefits .....................................         (2.6)           --         (2.6)
        Other changes in reserve .....................................          2.6            .2          2.8
                                                                         ----------    ----------   ----------
      Balance at December 31, 2006 ...................................           .6            .4          1.0
         Paid guarantee benefits .....................................         (1.6)           --         (1.6)
        Other changes in reserve .....................................          2.2            .1          2.3
                                                                         ----------    ----------   ----------
      Balance at December 31, 2007 ...................................   $      1.2    $       .5   $      1.7
                                                                         ==========    ==========   ==========


      Related GMDB reinsurance ceded amounts were:

                                                                   GMDB
                                                            -----------------
                                                              (IN MILLIONS)

      Balance at January 1, 2005 ........................   $            (1.0)
        Paid guarantee benefits ceded ...................                 (.1)
        Other changes in reserve ........................                 1.3
                                                            -----------------
      Balance at December 31, 2005 ......................                  .2
        Paid guarantee benefits ceded ...................                 (.1)
        Other changes in reserve ........................                  .5
                                                            -----------------
      Balance at December 31, 2006 ......................                  .6
        Paid guarantee benefits ceded ...................                 (.3)
        Other changes in reserve ........................                  .9
                                                            -----------------
      Balance at December 31, 2007 ......................   $             1.2
                                                            =================

      The December 31, 2007 values for those variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                            RETURN
                                              OF
                                            PREMIUM    RATCHET      ROLL-UP       COMBO       TOTAL
                                          ----------  ----------  ----------   ----------  ----------
                                                             (DOLLARS IN MILLIONS)

     GMDB:
     -----
       Account values invested in:
              General Account ..........  $      172  $      273         N/A   $       29  $      474
              Separate Accounts ........  $      847  $    1,406         N/A   $      164  $    2,417
       Net amount at risk, gross .......  $        8  $       75         N/A   $        4  $       87
       Net amount at risk, net of
         amounts reinsured .............  $        8  $       72         N/A   $       --  $       80
       Average attained age of
         contractholders ...............        62.1        62.2         N/A         61.4        62.1
       Percentage of contractholders
         over age 70 ...................        19.6%       18.6%        N/A         14.0%       18.8%
       Range of contractually
         specified interest rates ......         N/A         N/A         N/A          5.0%

     GMIB:
     -----
       Account values invested in:
              General Account ..........         N/A         N/A  $       29          N/A  $       29
              Separate Accounts ........         N/A         N/A  $      165          N/A  $      165
       Net amount at risk, gross .......         N/A         N/A  $       --          N/A  $       --
       Net amount at risk, net of
         amounts reinsured .............         N/A         N/A  $       --          N/A  $       --
       Weighted average years
         remaining until
         annuitization .................         N/A         N/A         4.7          N/A         4.7
       Range of contractually
         specified interest rates ......         N/A         N/A         5.0%         N/A

     B) Separate Account Investments by Investment Category Underlying GMDB and
        -----------------------------------------------------------------------
        GMIB Features
        -------------

      The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option which is part of the General Account and variable investment options which invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount at risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                         DECEMBER 31,   December 31,
                                                                             2007            2006
                                                                         ------------   ------------
                                                                                (IN MILLIONS)

      GMDB:
      -----
         Equity ......................................................   $      1,979   $      2,197
         Fixed income ................................................            302            386
         Balanced ....................................................             45             64
         Other .......................................................             91            100
                                                                         ------------   ------------
         Total .......................................................   $      2,417   $      2,747
                                                                         ============   ============

      GMIB:
      -----
         Equity ......................................................   $        134   $        138
         Fixed income ................................................             24             28
         Balanced ....................................................             --              3
         Other .......................................................              7              5
                                                                         ------------   ------------
         Total .......................................................   $        165   $        174
                                                                         ============   ============

      C)  Variable and Interest-Sensitive Life Insurance Policies - No Lapse
          ------------------------------------------------------------------
          Guarantee
          ---------


         The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At both December 31, 2007 and 2006, the Company had liabilities of $0.5 million for no lapse guarantees reflected in the General Account in Future policy benefits and other policyholders liabilities.


8)    REINSURANCE AGREEMENTS

      The Company used a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer was liable to reimburse the Company for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, the Company remained contingently liable for all benefits payable even if the reinsurers failed to meet their obligations to the Company. Life insurance business written by the Company was ceded under various reinsurance contracts. The Company's general practice was to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products. The benefits in connection with guaranteed minimum death benefits in excess of the return of premium benefit, which are offered under certain of the Company's annuity contracts, were 100% reinsured up to specified limits. Benefits in connection with the earnings increase benefit rider under the MONY variable annuity were similarly reinsured. The guaranteed minimum income benefit in the variable annuity product was 100% reinsured up to individual and aggregate limits as well as limits which are based on benefit utilization.

      The Company reinsures most of its new variable life and universal life policies on an excess of retention basis, retaining up to a maximum of $4.0 million on each single-life policy and $6.0 million on each second-to-die policy. However, for amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company ("AXA Equitable") up to a combined maximum of $25.0 million on each single-life policy and $30.0 million on each second-to-die policy. For amounts applied in excess of those limits, reinsurance from unaffiliated third parties is now sought. In addition, for business underwritten by USFL, amounts in excess of its retention were ceded on a yearly renewable term basis; in 2006, the maximum retention amounts were $1.5 million for each single life policy and $2.0 million for each second to die policy. A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

      Beginning September 2006, the no lapse guarantee riders on the new variable universal life product are being reinsured on a 90% first dollar quota share basis through AXA Financial Reinsurance Company (Bermuda), LTD ("AXA Bermuda"), an affiliate.

      At December 31, 2007 and 2006, respectively, reinsurance recoverables related to insurance contracts amounted to $1,143.4 million and $1,090.6 million, of which $345.6 million and $345.8 million relates to one specific reinsurer and $393.7 million and $332.8 million to AXA Bermuda.

      The following table summarizes the effect of reinsurance:

                                                                            2007          2006          2005
                                                                         ----------    ----------    ----------
                                                                                     (IN MILLIONS)

       Direct premiums ...............................................   $    773.8    $    805.5    $    848.5
       Reinsurance assumed ...........................................         11.0          11.1           9.3
       Reinsurance ceded .............................................       (321.4)       (318.7)       (302.6)
                                                                         ----------    ----------    ----------
       Premiums ......................................................   $    463.4    $    497.9    $    555.2
                                                                         ==========    ==========    ==========

       Universal Life and Investment-type Product
         Policy Fee Income Ceded .....................................   $     47.0    $     46.4    $     50.9
                                                                         ==========    ==========    ==========
       Policyholders' Benefits Ceded .................................   $    319.6    $    362.7    $    302.3
                                                                         ==========    ==========    ==========

      Individual Disability Income and Major Medical
      ----------------------------------------------

      Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $0.5 million and $0.6 million at December 31, 2007 and 2006, respectively. At December 31, 2007 and 2006, respectively, $345.6 million and $345.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                            2007         2006          2005
                                                                         ----------   ----------   ----------
                                                                                    (IN MILLIONS)

       Incurred benefits related to current year .....................   $       .2   $       .2   $       .1
       Incurred benefits related to prior years ......................           --           --           .1
                                                                         ----------   ----------   ----------
       Total Incurred Benefits .......................................   $       .2   $       .2   $       .2
                                                                         ==========   ==========   ==========

       Benefits paid related to current year .........................   $       .1   $       .2   $       .1
       Benefits paid related to prior years ..........................           .2           .1           .2
                                                                         ----------   ----------   ----------
       Total Benefits Paid ...........................................   $       .3   $       .3   $       .3
                                                                         ==========   ==========   ==========


9)    LONG-TERM DEBT

      The Company's long-term debt consists of the following:

                                                                                    DECEMBER 31,
                                                                              -----------------------
                                                                                 2007         2006
                                                                              ----------   ----------
                                                                                   (IN MILLIONS)

      Surplus notes, 11.25%, due 2024 .....................................   $      1.9   $      1.9
      Intercompany Surplus Note, 8.65%, due 2024 ..........................           --        100.0
                                                                              ----------   ----------
          Total Long-term Debt ............................................   $      1.9   $    101.9
                                                                              ==========   ==========


      On December 14, 2007, MONY Life repaid the $100.0 million Intercompany Surplus Note for $102.3 million, which included principal and accrued interest.


10)   RELATED PARTY TRANSACTIONS

      The Company participates in certain service agreements with AXA Equitable for personnel services, employee benefits, facilities, supplies and equipment which are provided to the Company to conduct its business. The associated costs related to the service agreements are allocated to the Company based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support the Company. As a result of such allocations, the Company incurred expenses of $108.2 million, $72.4 million and $166.4 million for 2007, 2006 and 2005, respectively. The Company recorded a receivable from AXA Equitable of $13.6 million and $3.6 million in connection with its service agreement at December 31, 2007 and 2006, respectively.

      In addition to the agreements discussed above, the Company has various other service and investment advisory agreements with affiliates. The expenses incurred by the Company related to these agreements were $9.9 million, $10.0 million and $10.8 million, respectively.

      As more fully described in Note 8 in Notes to Consolidated Financial Statements, the Company ceded new variable and universal life policies on an excess of retention basis with AXA Equitable and reinsured the no lapse guarantee riders through AXA Bermuda.

      On June, 6, 2005 the Company's agency sales force was transferred to AXA Advisors, LLC and AXA Network, LLC. As a result of this transfer, the Company received payments of $3.3 million and $3.4 million from AXA Advisors, LLC and AXA Network, LLC, respectively, for the estimated reduction of future renewal revenues of the Company's client accounts. These payments were included in Commissions, fees and other income in the consolidated statements of earnings.

      Effective December 31, 2004, USFL entered into a co-insurance agreement with AXA Bermuda, whereby AXA Bermuda agreed to reinsure certain term life insurance policies written by USFL.

      The statements of earnings include certain revenues and expenses ceded to AXA Bermuda under the co-insurance agreement as follows:

                                                                            2007          2006          2005
                                                                         ----------    ----------    ----------
                                                                                          (IN MILLIONS)

        REVENUES:
        Premiums .....................................................   $   (179.8)   $   (173.9)   $   (153.9)
        Other Income .................................................         37.6          30.9          32.5
                                                                         ----------    ----------    ----------
              Total revenues .........................................       (142.2)       (143.0)       (121.4)
                                                                         ----------    ----------    ----------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits ......................................       (166.3)       (167.8)       (143.8)
        Amortization of DAC and VOBA .................................         (5.5)         (6.0)         (5.0)
        Capitalization of DAC ........................................           --            --          11.5
                                                                         ----------    ----------    ----------
              Total benefits and other deductions ....................       (171.8)       (173.8)       (137.3)
                                                                         ----------    ----------    ----------

        Earnings From Continuing Operations
              Before Income Taxes ....................................   $     29.6    $     30.8    $     15.9
                                                                         ==========    ==========    ==========


      The Company recorded a payable of $15.4 million and $10.1 million to AXA Bermuda in connection with the co-insurance agreement at December 31, 2007 and 2006, respectively.


11)   EMPLOYEE BENEFIT PLANS

      MONY Life has a qualified pension plan covering substantially all of the Company's former salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on: (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security, and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. Effective June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees of MONY Life. The Company did not make any contribution in the current or prior year under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under Section 412 of the IRC. MONY Life uses a December 31 measurement date for its pension plans and other postretirement benefits.

      During March 2006, all of the assets of the qualified pension plan invested in the MONY Pooled Accounts were transferred to separately managed accounts. At December 31, 2005, $298.7 million of the assets of the qualified plan were invested in MONY Pooled Accounts which included common stock, real estate, and public and private fixed maturity securities. Benefits of $35.0 million, $31.5 million and $32.9 million were paid by this plan for 2007, 2006 and 2005, respectively.

      MONY Life also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service ("IRS") limits to certain former employees. The benefits are based on years of service and the employee's final average annual compensation. Pension benefits are paid from the Company's General Account.

      Components of net periodic expense for the Company's qualified and non-qualified plans were as follows:

                                                                            2007          2006          2005
                                                                         ----------    ----------    ----------
                                                                                     (IN MILLIONS)

       Service cost ..................................................   $      8.4    $      8.8    $      9.3
       Interest cost on projected benefit obligations ................         28.3          26.2          27.4
       Expected return on assets .....................................        (34.4)        (32.4)        (33.3)
       Net amortization and deferrals ................................           .7            .3            .1
                                                                         ----------    ----------    ----------
       Net Periodic Pension Expense ..................................   $      3.0    $      2.9    $      3.5
                                                                         ==========    ==========    ==========

      The plans' projected benefit obligations under the Company's qualified and non-qualified plans were comprised of:

                                                                                DECEMBER 31,
                                                                         ------------------------
                                                                             2007         2006
                                                                         ----------    ----------
                                                                               (IN MILLIONS)

       Benefit obligations, beginning of year ........................   $    476.0    $    521.0
       Service cost ..................................................          8.4           8.8
       Interest cost .................................................         28.3          26.2
       Actuarial gains ...............................................         (4.4)        (42.9)
       Benefits paid .................................................        (40.5)        (37.1)
                                                                         ----------    ----------
       Benefit Obligations, End of Year ..............................   $    467.8    $    476.0
                                                                         ==========    ==========

        At December 31, 2006, the Company adopted SFAS No. 158, requiring recognition, in the consolidated balance sheet, of the funded status of its defined benefit pension plans, measured as the difference between plan assets at fair value and the projected benefit obligations. The following table discloses the change in plan assets and the funded status of the Company's qualified pension plan:

                                                                                 DECEMBER 31,
                                                                         ------------------------
                                                                            2007          2006
                                                                         ----------    ----------
                                                                               (IN MILLIONS)

       Plan assets at fair value, beginning of year ..................   $    414.4    $    391.3
       Actual return on plan assets ..................................         25.3          57.6
       Benefits paid and fees ........................................        (38.6)        (34.5)
                                                                         ----------    ----------
       Plan assets at fair value, end of year ........................        401.1         414.4
       Projected benefit obligations .................................        467.8         476.0
                                                                         ----------    ----------
       Underfunding of Plan Assets Over Projected Benefit Obligations    $    (66.7)   $    (61.6)
                                                                         ==========    ==========


      Amounts recognized in the accompanying balance sheets to reflect the funded status of these plans were prepaid and accrued pension costs were $5.3 million and $71.9 million, respectively, at December 31, 2007 and $2.5 million and $64.1 million, respectively, at December 31, 2006. The aggregate projected benefit obligations and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets were $71.9 million and zero, respectively, at December 31, 2007, and $64.1 million and zero, respectively, at December 31, 2006. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $59.8 million and zero, respectively, at December 31, 2007, and $51.4 million and zero, respectively, at December 31, 2006. The accumulated benefit obligations for all defined benefit pension plans were $403.4 million and $409.8 million at December 31, 2007 and 2006, respectively.

      Included in accumulated other comprehensive loss at December 31, 2007 and 2006, respectively, is an unrecognized net actuarial gain of $7.3 million and $0.3 million, which has not yet been recognized as a reduction of net periodic cost. There is no estimated net loss to be reclassified from accumulated other comprehensive loss and recognized as a component of net periodic pension cost over the next year. The following table discloses the estimated fair value of plan assets and the percentage of estimated fair value to total plan assets for the qualified plan of the Company.

                                                                           DECEMBER 31,
                                                          -------------------------------------------------
                                                                   2007                      2006
                                                          -----------------------  ------------------------
                                                          ESTIMATED                 Estimated
                                                          FAIR VALUE       %        Fair Value       %
                                                          ----------   ----------   ----------   ----------
                                                                          (DOLLARS IN MILLIONS)

       Corporate and government debt securities .......   $     42.4         10.6   $     39.7          9.6
       Equity securities ..............................        350.6         87.4        363.0         87.6
       Short-term investments .........................          8.1          2.0         11.7          2.8
                                                          ----------   ----------   ----------   ----------
       Total Plan Assets ..............................   $    401.1        100.0   $    414.4        100.0
                                                          ==========   ==========   ==========   ==========

      The primary investment objective of the Company's qualified plan is to maximize return on assets, giving consideration to prudent risk. The asset allocation is designed with a long-term investment horizon, based on target investment of 75% equities and 25% fixed income and short-term investments. Emphasis is given to equity investments, given their high expected rate of return. Fixed income investments are included to provide a less volatile return.

      A secondary investment objective of the Company's qualified plan is to minimize variation in annual net periodic pension cost over the long-term and to fund as much of the future liability growth as practical. Specifically, a reasonable total rate of return is defined as income plus realized and unrealized capital gains and losses such that the growth in projected benefit obligation is less than the return on investments plus contributions.

      The assumed discount rates for measurement of the benefit obligations at December 31, 2007 and 2006 each reflect the rates at which pension benefits then could be effectively settled. Specifically at December 31, 2007, projected nominal cash outflows to fund expected annual benefits payments under the Company's qualified and non-qualified pension and postretirement benefit plans were discounted using a published high-quality bond yield curve. The discount rate of 6.25% disclosed below as having been used to measure the benefits obligation at December 31, 2007 represents the level equivalent discount rate that produces the same present value measure of the benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2007 and 2006.


                                                                                 2007          2006
                                                                              ----------    ----------
          Discount rate:

            Benefit obligation ............................................         6.25%         5.75%
            Periodic cost .................................................         5.75%         5.25%

          Rate of compensation increase:
            Benefit obligation and periodic cost ..........................         6.00%         6.00%

          Expected long-term rate of return on plan assets (periodic cost)          8.50%         8.50%


      As noted above, the qualified pension plans' target asset allocation is 65% equities, 25% fixed maturities, and 10% real estate. Management reviewed the historical investment returns and the future expectations for returns from these asset classes to conclude that a long-term rate of return of 8.5% is reasonable.

      In 2004, the Company also had incentive savings plans in which substantially all employees and career field underwriters of the Company were eligible to participate. The Company matched field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the employee excess plan, the Company also sponsored non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters of the Company.

      The Company provides certain health care and life insurance benefits for certain retired employees and field underwriters of the Company. Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans, however, under the Company's postretirement healthcare plan, there is a per capita limit on the Company's healthcare costs. As a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial effect on amounts reported.

      Components of the Company's net postretirement benefits costs follow:

                                                                                 2007          2006          2005
                                                                              ----------    ----------    ----------
                                                                                          (IN MILLIONS)

       Service costs ......................................................   $       .2    $      1.6    $      1.5
       Interest cost on accumulated postretirement
         benefits obligation ..............................................          4.8           4.8           5.1
       Net amortization and deferrals .....................................         (1.7)          (.4)          (.5)
       Other ..............................................................           --           7.5            --
                                                                              ----------    ----------    ----------
       Net Periodic Postretirement Benefits Costs .........................   $      3.3    $     13.5    $      6.1
                                                                              ==========    ==========    ==========


      The following table sets forth the changes in the accumulated benefits obligation of the Company's postretirement plans that is recognized in the accompanying consolidated financial statements:

                                                                                    DECEMBER 31,
                                                                              ------------------------
                                                                                 2007          2006
                                                                              ----------    ----------
                                                                                    (IN MILLIONS)

       Accumulated postretirement benefits obligation,
         beginning of year ................................................   $     92.5    $     97.9
       Service cost .......................................................           .2           1.6
       Interest cost ......................................................          4.8           4.8
       Benefits paid ......................................................         (6.9)         (6.6)
       Medicare Part D Subsidy ............................................          (.8)          (.8)
       Actuarial gains ....................................................         (9.5)         (9.4)
       Plan amendments ....................................................           --          (2.5)
       Plan recalculation adjustment(1) ...................................           --           7.5
                                                                              ----------    ----------
       Accumulated Postretirement Benefits Obligation, End of Year ........   $     80.3    $     92.5
                                                                              ==========    ==========


       (1) Included an adjustment in 2006 of the postretirement liability related to prior periods.

      The following table discloses the amounts included in accumulated other comprehensive loss at December 31, 2007 and 2006 that have not yet been recognized as components of net periodic postretirement benefits cost.

                                                                                    DECEMBER 31,
                                                                              ------------------------
                                                                                 2007          2006
                                                                              ----------    ----------
                                                                                   (IN MILLIONS)

       Unrecognized net actuarial gain ....................................   $    (20.0)   $    (12.2)
       Unrecognized prior service credit ..................................         (2.7)         (2.7)
                                                                              ----------    ----------
            Total .........................................................   $    (22.7)   $    (14.9)
                                                                              ==========    ==========


      The estimated net gain and negative prior service cost estimated to be reclassified from accumulated other comprehensive loss and recognized as components of net periodic postretirement benefit cost over the next year are $1.6 million and $0.1 million, respectively.

      The assumed discount rates for measuring the postretirement benefit obligations at December 31, 2007 and 2006 were determined in substantially the same manner as earlier described for measuring the pension benefit obligations. The following table discloses the weighted-average assumptions used to measure the Company's postretirement benefit obligations and related net periodic cost at and for the years ended December 31, 2007 and 2006.

                                                                                  2007          2006
                                                                                --------      --------
          Discount rate:
            Benefit obligation ............................................         6.25%         5.75%
            Periodic cost .................................................         5.75%         5.25%

      In 1992, the Company announced a limit on the amount that would be contributed toward retiree healthcare. The Company's limit was reached in 2002. Thus, for 2003 and 2004, no healthcare cost trend was assumed since it had no material effect on the liability or expense of the postretirement healthcare plans. In 2005 and 2006, the postretirement healthcare plans of the Company reflected an anticipated subsidy from Medicare Part D, which is assumed to increase with the healthcare cost trend. Since the subsidy is used to offset the plans' obligations, an increase in the healthcare cost trend rate results in a decrease in the liability and the corresponding expense. If the healthcare cost trend rate assumptions were increased by 1.0%, the accumulated postretirement benefits obligation as of December 31, 2007 would be decreased by 0.7% and a decrease of 0.6% on the sum of the service cost and interest cost.

      The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2008, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2007 and include benefits attributable to estimated future employee service.

                                                                    POSTRETIREMENT BENEFITS
                                                 ------------------------------------------------------------------
                                                                                   HEALTH
                                                                  -------------------------------------------------
                                                                       GROSS         ESTIMATED            NET
                                   PENSION             LIFE          ESTIMATED     MEDICARE PART D     ESTIMATED
                                   BENEFITS         INSURANCE         PAYMENT          SUBSIDY          PAYMENT
                                ---------------  ---------------  ---------------  ---------------  ---------------
                                                                   (IN MILLIONS)

       2008...................  $          24.6  $           2.0  $           5.6  $            .9  $           4.7
       2009 ..................             24.6              2.1              5.5              1.0              4.5
       2010 ..................             25.1              2.1              5.5              1.1              4.4
       2011 ..................             25.7              2.2              5.4              1.2              4.2
       2012 ..................             26.3              2.3              5.2              1.3              3.9
       Years 2013 - 2017 .....            148.5             12.0             23.3              7.8             15.5



12)   SHARE-BASED AND OTHER COMPENSATION PROGRAMS

      For 2007 and 2006 respectively, the Company recognized compensation costs of $8.0 million and $6.6 million, for share-based payment arrangements. Effectively January 1, 2006, the Company adopted SFAS No. 123(R), "Share-Based Payment", that required compensation costs for these programs to be recognized in the consolidated financial statements on a fair value basis.

      The Company recognized compensation costs of $2.3 million and $2.9 million related to employee stock options for 2007 and 2006, respectively. Prior to adopting of SFAS No. 123(R), AXA Financial and its consolidated subsidiaries, including the Company, had elected to continue accounting for employee stock option awards under APB No. 25 and, therefore, no compensation cost for these awards was recognized in the statements of earnings in 2005. On a pro-forma basis, consolidated net earnings as reported in 2005 would have been reduced by $3.6 million, net of income tax benefit, had compensation expense for employee stock option awards been measured and recognized by the Company under the fair-value method of SFAS No. 123, "Accounting for Stock-Based Compensation".

      As of December 31, 2007, approximately $1.6 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 6.2 years.

      On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $1.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, is expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2007, the Company recognized compensation expense of approximately $0.4 million in respect of this grant of AXA Miles. Provided AXA achieves certain performance and customer satisfaction goals, an additional 50 AXA Miles per employee is targeted for award in 2009 under terms then-to-be-determined and approved by the AXA Management Board.

13)   NET INVESTMENT INCOME AND INVESTMENT (LOSSES) GAINS, NET

      The sources of net investment income follow:

                                                                                 2007          2006           2005
                                                                              ----------    ----------    ----------
                                                                                          (IN MILLIONS)

       Fixed maturities ...................................................   $    472.6    $    459.5    $    450.3
       Mortgage loans on real estate ......................................        104.8         116.2         124.9
       Equity real estate .................................................          9.9           9.9          17.6
       Other equity investments ...........................................         22.8          19.6          31.7
       Policy loans .......................................................         66.4          66.8          68.3
       Other investment income ............................................         25.0          29.8          13.9
                                                                              ----------    ----------    ----------

         Gross investment income ..........................................        701.5         701.8         706.7

       Investment expenses ................................................        (31.7)        (29.6)        (35.6)
                                                                              ----------    ----------    ----------

       Net Investment Income ..............................................   $    669.8    $    672.2    $    671.1
                                                                              ==========    ==========    ==========

      Investment (losses) gains, net including changes in the valuation allowances, follow:

                                                                                 2007          2006          2005
                                                                              ----------    ----------    ----------
                                                                                          (IN MILLIONS)

       Fixed maturities ...................................................   $    (39.0)   $     (8.1)   $     (3.6)
       Mortgage loans on real estate ......................................          1.6           2.5           2.1
       Equity real estate .................................................          5.6            .1            .2
       Other equity investments ...........................................           .4           1.1            .6
       Other ..............................................................          (.1)           --           2.4
                                                                              ----------    ----------    ----------
       Investment (Losses) Gains, Net .....................................   $    (31.5)   $     (4.4)   $      1.7
                                                                              ==========    ==========    ==========


      Writedowns of fixed maturities amounted to $37.1 million, $10.1 million and $6.6 million for 2007, 2006 and 2005, respectively. Writedowns of mortgage loans on real estate amounted to zero, $0.1 million and zero for 2007, 2006 and 2005, respectively. There were no writedowns of equity real estate for 2007, 2006 and 2005.

      For 2007, 2006 and 2005, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $302.0 million, $240.2 million and $198.4 million. Gross gains of $0.6 million, $10.3 million and $2.3 million and gross losses of $8.2 million, $6.9 million and $7.8 million were realized on these sales for 2007, 2006 and 2005, respectively. The change in unrealized investment losses related to fixed maturities classified as available for sale for 2007, 2006 and 2005 amounted to $(57.2) million, $(66.5) million and $(209.5) million, respectively.

      Changes in unrealized (losses) gains reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

      The net unrealized investment gains (losses) included in the balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, on a line by line basis, follow:

                                                                                 2007          2006          2005
                                                                              ----------    ----------    ----------
                                                                                          (IN MILLIONS)

       Balance, beginning of year .........................................   $    (25.1)   $    (12.3)   $     40.1
       Changes in unrealized investment losses ............................        (61.0)        (64.1)       (209.3)
       Changes in unrealized investment gains (losses)
         attributable to:
          Closed Block policyholder dividend obligation ...................        (16.4)         39.1         104.1
          DAC and VOBA ....................................................          9.3           5.8          25.2
          Deferred income taxes ...........................................         23.4           6.4          27.6
                                                                              ----------    ----------    ----------
       Balance, End of Year ...............................................   $    (69.8)   $    (25.1)   $    (12.3)
                                                                              ==========    ==========    ==========


                                                                                 2007         2006           2005
                                                                              ----------    ----------    ----------
                                                                                          (IN MILLIONS)

       Balance, end of year comprises:
          Unrealized investment gains (losses) on:
             Fixed maturities .............................................   $   (151.8)   $    (93.9)   $    (27.4)
             Other equity investments .....................................           .4           3.5           1.1
                                                                              ----------    ----------    ----------
             Total ........................................................       (151.4)        (90.4)        (26.3)
          Amounts of unrealized investment gains
             attributable to:
             Closed Block policyholder
                dividend obligation .......................................         23.9          40.3           1.2
             DAC and VOBA .................................................         20.7          11.4           5.6
             Deferred income taxes ........................................         37.0          13.6           7.2
                                                                              ----------    ----------    ----------
       Total ..............................................................   $    (69.8)   $    (25.1)   $    (12.3)
                                                                              ==========    ==========    ==========


14)   INCOME TAXES

        A summary of the income tax expense in the statements of earnings follows:

                                                                                 2007          2006         2005
                                                                              ----------    ----------   ----------
                                                                                          (IN MILLIONS)

       Income tax expense:

         Current expense ..................................................   $    115.3    $     70.9   $     39.2
         Deferred (benefit) expense .......................................        (62.2)          9.2         58.6
                                                                              ----------    ----------   ----------
       Total ..............................................................   $     53.1    $     80.1   $     97.8
                                                                              ==========    ==========   ==========


        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                                 2007          2006          2005
                                                                              ----------    ----------    ----------
                                                                                           (IN MILLIONS)

       Tax at statutory rate ..............................................   $     55.2    $     75.9    $     90.0
       Dividends received deduction .......................................         (1.5)         (3.2)         (4.3)
       Foreign loss disallowance ..........................................           .9            .4            .7
       IRS interest .......................................................          4.9           6.5            --
       Tax settlement/accrual adjustment ..................................           --            --          11.4
       Officers life insurance ............................................         (3.7)           .4          (1.0)
       Meals and entertainment ............................................           .1            .1            .1
       Low income housing credit ..........................................         (3.5)           --            --
       Other ..............................................................           .7            --            .9
                                                                              ----------    ----------    ----------
       Income Tax Expense .................................................   $     53.1    $     80.1    $     97.8
                                                                              ==========    ==========    ==========

      On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61 and the U.S. Department of the Treasury ("Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

      The components of the net deferred income taxes are as follows:

                                                              DECEMBER 31, 2007              December 31, 2006
                                                          ---------------------------   ---------------------------
                                                             ASSETS      LIABILITIES       Assets      Liabilities
                                                          ------------   ------------   ------------   ------------
                                                                               (IN MILLIONS)

        Compensation and related benefits .............   $      114.2   $         --   $       85.4   $         --
        Reserves and reinsurance ......................          298.3             --          285.6             --
        DAC ...........................................           35.6             --           71.4             --
        VOBA ..........................................             --          195.9             --          234.3
        Investments ...................................             --           13.8             --          124.3
        Intangible assets .............................             --           52.3             --           53.3
        Fixed assets and software .....................           47.6             --           79.9             --
        Policyholder dividends ........................           27.8             --           21.7             --
        Non-life subsidiaries .........................           82.3             --           67.5             --
        Other .........................................           45.4             --           37.6             --
                                                          ------------   ------------   ------------   ------------
        Total .........................................   $      651.2   $      262.0   $      649.1   $      411.9
                                                          ============   ============   ============   ============

      At December 31, 2007, the Company had no Federal tax loss carryforwards.

      The IRS is examining the Company's Federal income tax returns for the years 2002 through July 8, 2004, the date MONY was acquired by AXA Financial. Management believes the examination of the Company's returns will have no material adverse effect on the Company's consolidated results of operations or financial position.

      As a result of the implementation of FIN 48 as of January 1, 2007, there was no change to the unrecognized tax benefits of $184.7 million, of which $118.9 million would affect the effective tax rate. At December 31, 2007, the total amount of unrecognized tax benefits was $83.7 million, of which $38.6 million would affect the effective tax rate.

      The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2007 and January 1, 2007 were $10.6 million and $54.9 million, respectively. Tax expense for 2007 reflected $4.9 million in interest expense related to unrecognized tax benefits.

      A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                     2007
                                                                ---------------
                                                                 (IN MILLIONS)

        Balance at January 1, 2007 (date of adoption) .......   $         129.8
        Additions for tax positions of prior years ..........              13.7
        Reductions for tax positions of prior years .........             (22.4)
        Additions for tax positions of current years ........               9.5
        Reductions for tax positions of current years........              (1.0)
        Settlements with tax authorities ....................             (56.5)
                                                                ---------------
        Balance, End of Year ................................   $          73.1
                                                                ===============


      It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months due to the conclusion of the current IRS audits. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)   DISCONTINUED OPERATIONS

      The Company's discontinued operations include equity real estate held-for-sale and Enterprise. The following table reconciles the (Losses) earnings from discontinued operations, net of income taxes and (Losses) gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for 2007, 2006 and 2005:


                                                                                 2007          2006          2005
                                                                              ----------    ----------    ----------
                                                                                           (IN MILLIONS)

       (LOSSES) EARNINGS FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held-for-sale ..........................................   $       .1    $     10.7    $      5.2
       Disposal of business - Enterprise ..................................         (3.4)         (6.0)          (.7)
                                                                              ----------    ----------    ----------
       Total ..............................................................   $     (3.3)   $      4.7    $      4.5
                                                                              ==========    ==========    ==========

       (LOSSES) GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held-for-sale ..........................................   $      (.1)   $     62.2    $       --
       Disposal of business - Enterprise ..................................         (6.3)         (1.0)           --
                                                                              ----------    ----------    ----------
       Total ..............................................................   $     (6.4)   $     61.2    $       --
                                                                              ==========    ==========    ==========


      Disposal of Businesses
      ----------------------

      In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Distributors transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust ("AEMMFT"), AXA Enterprise Funds Trust ("AEFT") and The Enterprise Group of Funds, Inc. ("EGF") (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. Of the remaining four funds not included in the GSAM transaction, one fund was liquidated during 2007 and the three remaining funds together had approximately $661.9 million in assets under management as of December 31, 2007. AXA Financial has since entered into agreements to transfer the remaining funds. As a result of management's disposition plan, Enterprise distribution contracts and operations are reported as Discontinued Operations. In 2007 and 2006, respectively, $9.7 million pre-tax ($6.3 million post-tax) and $1.5 million pre-tax ($1.0 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds. Proceeds received in 2007 on the transfer of the AXA Enterprise Funds totaled $7.4 million.

      In 2007 and 2006, respectively, impairments of $9.7 million pre-tax ($6.3 million post-tax) and $5.8 million pre-tax ($3.8 million post-tax) were recorded on intangible assets associated with investment management and distribution contracts based upon estimated fair value. At December 31, 2007 and 2006, total assets related to these operations were $39.0 million and $61.0 million, respectively, and were included in Other assets. At December 31, 2007 and 2006 total liabilities related to these operations were $9.5 million and $13.3 million, respectively, and were included in Other liabilities.

      The gross carrying amount of AXA Enterprise Funds related intangible assets were $24.0 million and $44.5 million at December 31, 2007 and 2006, respectively, and the accumulated amortization of these intangible assets were $18.0 million and $16.6 million, respectively. Amortization expense related to the AXA Enterprise Funds intangible assets totaled $1.4 million, $4.5 million and $6.9 million for 2007, 2006 and 2005, respectively.

      During the first quarter of 2005, the Board of Directors of the EGF and the Boards of Trustees of the AEFT and AEMMFT approved the resolutions to merge each EGF fund into either a newly created AEMMFT fund or an existing AEMMFT fund. These resolutions were approved by the shareholders of EGF during 2005. As a result of the transfer of the funds from EGF to AEMMFT the investment management responsibilities related to these funds were also transferred from the Company to AXA Equitable. In connection with the mergers of each fund, the intangible asset for the investment management contracts of $30.6 million, which represented approximately 51% of the investment management fees, now being earned by AXA Equitable were transferred to AXA Equitable and accounted for as a reduction of Capital in excess of par on the consolidated balance sheet of $19.9 million, net of income taxes.

      Real Estate Held-For-Sale
      -------------------------

      In 2006, two real estate properties with a total book value of $125.5 million that had been previously reported in equity real estate were reclassified as real estate held-for-sale. In 2006, both properties were sold resulting in gains of $95.6 million ($62.2 million post-tax). At December 31, 2007 and 2006, there was no equity real estate held-for-sale.


16)   OTHER COMPREHENSIVE LOSS

      Accumulated other comprehensive loss represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                            DECEMBER 31,
                                                               --------------------------------------
                                                                  2007          2006          2005
                                                               ----------    ----------    ----------
                                                                           (IN MILLIONS)

       Unrealized losses on investments ....................   $    (69.8)   $    (25.1)   $    (12.3)
       Defined benefit pension and other
         postretirement plans ..............................         10.0           9.9            --
                                                               ----------    ----------    ----------
       Total Accumulated Other
         Comprehensive Loss ................................   $    (59.8)   $    (15.2)   $    (12.3)
                                                               ==========    ==========    ==========


      The components of other comprehensive (loss) income for the past three years follow:

                                                                  2007          2006          2005
                                                               ----------    ----------    ----------
                                                                           (IN MILLIONS)

        Net unrealized (losses) gains on investments:
            Net unrealized losses
              arising during the period ....................   $    (59.5)   $    (65.9)   $   (213.8)
           (Losses) gains reclassified into net earnings
              during the period ............................         (1.5)          1.8           4.5
                                                               ----------    ----------    ----------
        Net unrealized losses on investments ...............        (61.0)        (64.1)       (209.3)
        Adjustments for policyholders liabilities, DAC
           and VOBA and deferred income taxes ..............         16.3          51.3         156.9
                                                               ----------    ----------    ----------

        Change in unrealized (losses) gains, net of
            Adjustments ....................................        (44.7)        (12.8)        (52.4)
        Change in defined benefit pension and other
            postretirement plans ...........................           .1            --            --
                                                               ----------    ----------    ----------
        Total Other Comprehensive Loss .....................   $    (44.6)   $    (12.8)   $    (52.4)
                                                               ==========    ==========    ==========


17)   COMMITMENTS AND CONTINGENT LIABILITIES

      Debt Maturities
      ---------------

      At December 31, 2007, aggregate maturities of the long-term debt, including the current portion of long-term debt, based on required principal payments at maturity were zero for each of 2008, 2009, 2010, 2011 and 2012 and $1.9 million thereafter.

      Leases
      ------

      The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2008 and the four successive years are $22.9 million, $13.3 million, $12.1 million, $12.6 million, $12.9 million and $44.8 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2008 and the four successive years is $12.1 million, $9.8 million, $9.8 million, $10.7 million, $11.2 million and $38.3 million thereafter.

      MONY Acquisition
      ----------------

      Set forth below is certain information regarding the liabilities recorded in connection with the Company's Purchase Adjustments. Such liabilities are included in Other liabilities on the Company's consolidated balance sheets.

                                                                                          OTHER
                                                                                       CONTRACTUAL
                                                        SEVERANCE        LEASES        OBLIGATIONS       TOTAL
                                                      ------------    ------------    ------------    ------------
                                                                             (IN MILLIONS)

        Balance at January 1, 2005 ...............   $       26.7    $       83.9    $       23.0    $      133.6
          Payments ...............................          (12.1)          (31.7)           (4.1)          (47.9)
          Change in reserve estimate .............           (9.3)             --              --            (9.3)
                                                     ------------    ------------    ------------    ------------
        Balance at December 31, 2005 .............            5.3            52.2            18.9            76.4
          Payments ...............................           (2.6)          (18.1)             --           (20.7)
          Change in reserve estimate .............             --              --            (1.5)           (1.5)
                                                     ------------    ------------    ------------    ------------
        Balance at December 31, 2006 .............            2.7            34.1            17.4            54.2
          Payments ...............................            (.7)           (8.9)           (2.4)          (12.0)
          Change in reserve estimate .............             --              --             1.7             1.7
                                                     ------------    ------------    ------------    ------------
        Balance at December 31, 2007 .............   $        2.0    $       25.2    $       16.7    $       43.9
                                                     ============    ============    ============    ============

      In addition, the Purchase Adjustments included write-offs of $45.6 million related to capitalized software and furniture, fixtures and equipment.

      Guarantees and Other Commitments
      --------------------------------

      The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2007, these arrangements include commitments by the Company, to provide equity financing of $60.9 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

      The Company had $10.5 million of undrawn letters of credit related to reinsurance at December 31, 2007 of which $10.0 million was guaranteed by AXA Financial. The Company had $17.7 million in commitments under existing mortgage loan agreements at December 31, 2007.


18)   LITIGATION

      (i)In December 2003, Enron Corp., by its Bankruptcy Trustee commenced an action entitled ENRON CORP. V. J.P. MORGAN SECURITIES, INC., ET AL. against MONY Life and 119 other corporate defendants regarding alleged preferential transfers pertaining to the early payment or redemption by Enron of its short-term commercial paper held by MONY and the other corporate entities. In February 2004, MONY and all co-defendants moved to dismiss the complaint. In June 2005, the motions to dismiss were denied. In July 2005, MONY and all co-defendants filed their answer to the complaint. In December 2007, this case was dismissed pursuant to a settlement that was reached among the parties.

      (ii) MONY Life and certain of its affiliates are currently the subject of four putative class actions pending in Federal court alleging certain wage and hour violations with regard to certain sales personnel. The cases were filed between July 2006 and September 2007. Each of the cases seek substantially the same relief under essentially the same theories of recovery: violation of the Fair Labor Standards Act for failure to pay minimum wage and overtime and violation of similar provisions under state labor laws in the respective states. In September 2007, the parties agreed to consolidate all four pending cases in the Northern District of California. The cases include the following: MEOLA V. AXA ADVISORS AND AXA EQUITABLE; LENNON V. AXA ADVISORS, ET AL.; BOLEA V. AXA ADVISORS, LLC AND AXA EQUITABLE, ET. AL.; and DHRUV V. AXA ADVISORS, LLC, ET AL. Plaintiffs seek compensatory damages, restitution of all wages improperly withheld or deducted, punitive damages, penalties, and attorneys' fees.

                       -----------------------------------


      Although the outcome of litigation generally cannot be predicted with certainty, management believes that the ultimate resolution of the litigations described above should not have a material adverse effect on the financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

      In addition to the matters previously reported and those described above, the Company is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


19)   STATUTORY FINANCIAL INFORMATION

      MONY Life is restricted as to the amounts it may pay as dividends to AEFS LLC. Under New York Insurance Law, a domestic life insurer may without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit MONY Life to pay shareholder dividends not exceeding $96.1 million during 2008. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2007, 2006 and 2005, MONY Life's statutory net gain was $130.4 million, $293.5 million and $142.3 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $1,097.0 million and $1,230.6 million at December 31, 2007 and 2006, respectively. In 2007, 2006 and 2005, respectively, MONY Life paid $80.0 million, $35.0 million and $75.0 million in shareholder dividends.

      At December 31, 2007, MONY Life, in accordance with various government and state regulations, had $7.3 million of securities deposited with such government or state agencies.

      At December 31, 2007 and for the year then ended, there was no difference in net income resulting from practices prescribed and permitted by the State of New York and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2007. At December 31, 2007, there was a difference in capital and surplus of $3.1 million resulting from practices prescribed and permitted by the State of New York and those prescribed by NAIC Accounting Practices and Procedures. The difference in capital and surplus relates to goodwill arising from the purchase of a subsidiary, controlled or affiliated entity, which is written off directly to surplus in the year it originates by New York domiciled companies. In NAIC Accounting Practices and Procedures, goodwill in amounts not exceeding 10% of an insurer's capital and surplus may be capitalized and all amounts of goodwill are amortized to unrealized gains and losses on investments over periods not to exceed 10 years.

      Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) computer software development costs are capitalized under GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP and (i) the fair valuing of all acquired assets and liabilities, including VOBA assets, required for GAAP purchase accounting but not for SAP.

MONY_YE07


0001209935


ts#xv6ha

13451 SA (Rev. 5/08)

                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

                                                                       PAGE
                                                                     --------
(a)(1) With respect to Keynote Series Account ("Keynote")
     Report of Independent Registered Public Accounting Firm......   F-1
     An Explanation of Fund Expenses..............................   F-2
     Statements of Assets and Liabilities as of December 31,
       2007.......................................................   F-3
     Statements of Operations for the year ended December 31,
       2007.......................................................   F-4
     Statements of Changes in Net Assets for the year ended
       December 31, 2007..........................................   F-5
     Statements of Changes in Net Assets for the year ended
       December 31, 2007..........................................   F-6
       CALVERT SUBACCOUNT:
       Statement of Assets and Liabilities........................   F-7
       Statement of Operations....................................   F-8
       Statement of Changes in Net Assets.........................   F-9
     Notes to financial statements................................   F-10
(2)  With respect to the Transamerica Partners Portfolios
     Report of Independent Registered Public Accounting Firm......   F-15
     Economic and Market Review...................................
     Statement of Assets and Liabilities for the year ended
       December 31, 2007..........................................   F-26
     Statement of Operations for the year ended December 31,
       2007.......................................................   F-30
     Statements of Changes in Net Assets for the year ended
       December 31, 2007..........................................   F-34
     Statements of Changes in Net Assets for the year ended
       December 31, 2006..........................................   F-38
     Portfolio of Investments for December 31, 2007:
     Money Market Portfolio.......................................   F-42
     High Quality Bond Portfolio..................................   F-44
     Intermediate Government Bond Portfolio.......................   F-52
     Core Bond Portfolio..........................................   F-54
     Balanced Portfolio...........................................   F-89
     Value & Income...............................................   F-102
     Growth and Income Portfolio..................................   F-107
     Equity Growth Portfolio......................................   F-112
     Mid-Cap Value Portfolio......................................   F-117
     Mid-Cap Growth Portfolio.....................................   F-123
     Small-Cap Value Portfolio....................................   F-125
     Special Equity Portfolio.....................................   F-128
     Small-Cap Growth Portfolio...................................   F-140
     Aggressive Equity Portfolio..................................   F-115
     High Yield Bond Portfolio....................................   F-80
     International Equity Portfolio...............................   F-144
     Summary of Footnotes and Abbreviations to Portfolios.........   F-150
     Portfolio Composition........................................   F-151
     Notes to Financial Statements................................   F-153
     Trustees Information.........................................   F-185
(3)  With respect to MONY Life Insurance Company
     Report of Independent Registered Public Accounting Firm......   F-1
     Consolidated Balance Sheets for the years ended December 31,
       2007 and 2006..............................................   F-2
     Consolidated Statements of Operations for the six months
       ended December 31,-
       2006, six months ended June 30, 2006 and the years ended
       December 31, 2006 and 2007.................................   F-3
     Consolidated Statements of Shareholder's Equity for the years
       ended December 31, 2007, 2006 and 2005.....................   F-4
     Consolidated Statements of Cash Flows for the six months
       ended December 31, 2005, six months ended June 30, 2005 and
       the years ended December 31, 2006 and 2007.................   F-5
     Notes to Consolidated Financial Statements...................   F-6

     (b)  Exhibits


          (1)  Resolution establishing Keynote Separate Account.(4)

          (2)  Not applicable.

          (3)  Principal underwriting agreement.(1)


          (4)  Form of annuity contract.(4)


          (5)  Form of application.(4)


          (6) (a) Restated Charter of MONY Life Insurance company (as amended July 22, 2004).(2)


          (6)  (b) By-laws of MONY Life Insurance Company (as amended July 22,
                   2004).(2)


          (7)  Reinsurance contract.(4)

          (8)  Not applicable.

          (9)  Opinion of counsel.(4)


          (10) (a) Consent of Independent Registered Public Accounting Firm.(3)


          (10) (b) Powers of Attorney.(3)

          (11) Not applicable.
          (12) Not applicable.

          Notes:



          (1) Incorporated herein by reference to post-effective amendment No. 4 to the registration statement on Form N-6 (333-104156), filed on April 28, 2005.


          (2) Incorporated by reference to post-effective amendment no. 16 to registration statement on Form N-4 (Reg. No. 333-72714) filed on April 22, 2005.


          (3)  Filed herewith.


          (4) Incorporated by reference to post-effective amendment No. 28 to the registration statement on Form N-4 (File No. 33-19836) filed on April 27, 2007.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


     *The business address for all officers and directors of MONY Life Insurance Company ("MONY") is 1290 Avenue of the Americas, New York, New York 10104.


NAME AND PRINCIPAL                             POSITIONS AND
BUSINESS ADDRESS                               OFFICES WITH MONY
------------------                             -----------------
DIRECTORS
Bruce W. Calvert                               Director
CALCAP LLC
231 Brushy Ridge Road
New Canaan, CT 06840
Henri de Castries                              Director
AXA
25, Avenue Matignon
75008 Paris, France
Denis Duverne                                  Director
AXA
25, Avenue Matignon
75008 Paris, France
Charlynn Goins                                 Director
New York City Health
and Hospitals Corporation
125 Worth Street, Suite 519
New York, NY 10013
Anthony J. Hamilton                            Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

NAME AND PRINCIPAL                             POSITIONS AND
BUSINESS ADDRESS                               OFFICES WITH MONY
------------------                             -----------------
Mary R. (Nina) Henderson                       Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028
James F. Higgins                               Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ 07311
Scott D. Miller                                Director
Six Sigma Academy
315 East Hopkins Avenue
Suite 401
Aspen, CO 81611
Joseph H. Moglia                               Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127
Lorie A. Slutsky                               Director
The New York Community Trust
909 Third Avenue
New York, NY 10022
Ezra Suleiman                                  Director
Princeton University
Corwin Hall
Princeton, NJ 08544
Peter J. Tobin                                 Director
1 Briarwood Lane
Denville, NJ 07834
OFFICER-DIRECTORS
*Christopher M. Condron                        Chairman of the Board,
                                               President, Chief Executive
                                               Officer and Director
OTHER OFFICERS
*Leon Billis                                   Executive Vice President
                                               and AXA Group Deputy
                                               Chief Information Officer
*Harvey Blitz                                  Senior Vice President
*Kevin R. Byrne                                Senior Vice President,
                                               Chief Investment Officer
                                               and Treasurer
*Stuart L. Faust                               Senior Vice President and
                                               Deputy General Counsel
*Alvin H. Fenichel                             Senior Vice President and
                                               Controller
*Jennifer Blevins                              Executive Vice President
*Mary Beth Farrell                             Executive Vice President
*William J. McDermott                          Executive Vice President

NAME AND PRINCIPAL                             POSITIONS AND
BUSINESS ADDRESS                               OFFICES WITH MONY
------------------                             -----------------
*Richard S. Dziadzio                           Executive Vice President
                                               and
                                               Chief Financial Officer
*Barbara Goodstein                             Executive Vice President
*Andrew McMahon                                Executive Vice President
*Andrew Raftis                                 Senior Vice President and
                                               Auditor
*James D. Goodwin                              Senior Vice President
*Kevin E. Murray                               Executive Vice President
                                               and
                                               Chief Information Officer
*Karen Field Hazin                             Vice President, Secretary
                                               and
                                               Associate General Counsel
*Richard V. Silver                             Executive Vice President
                                               and
                                               General Counsel
*Naomi J. Weinstein                            Vice President
*Charles A. Marino                             Executive Vice President
                                               and
                                               Chief Actuary
*James A. Shepherdson                          Executive Vice President
Mary R. (Nina) Henderson                       Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028
James F. Higgins                               Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ 07311
Scott D. Miller                                Director
Six Sigma Academy
315 East Hopkins Avenue
Suite 401
Aspen, CO 81611
Joseph H. Moglia                               Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127
Lorie A. Slutsky                               Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

NAME AND PRINCIPAL                             POSITIONS AND
BUSINESS ADDRESS                               OFFICES WITH MONY
------------------                             -----------------
Ezra Suleiman                                  Director
Princeton University
Corwin Hall
Princeton, NJ 08544
Peter J. Tobin                                 Director
1 Briarwood Lane
Denville, NJ 07834
OFFICER-DIRECTORS
*Christopher M. Condron                        Chairman of the Board,
                                               President, Chief Executive
                                               Officer and Director
OTHER OFFICERS
*Leon Billis                                   Executive Vice President
                                               and AXA Group Deputy
                                               Chief Information Officer
*Harvey Blitz                                  Senior Vice President
*Kevin R. Byrne                                Senior Vice President,
                                               Chief Investment Officer
                                               and Treasurer
*Stuart L. Faust                               Senior Vice President and
                                               Deputy General Counsel
*Alvin H. Fenichel                             Senior Vice President and
                                               Controller
*Jennifer Blevins                              Executive Vice President
*Mary Beth Farrell                             Executive Vice President
*William J. McDermott                          Executive Vice President
*Richard S. Dziadzio                           Executive Vice President
                                               and
                                               Chief Financial Officer
*Barbara Goodstein                             Executive Vice President
*Andrew McMahon                                Executive Vice President
*Andrew Raftis                                 Senior Vice President and
                                               Auditor
*James D. Goodwin                              Senior Vice President
*Kevin E. Murray                               Executive Vice President
                                               and
                                               Chief Information Officer
*Karen Field Hazin                             Vice President, Secretary
                                               and
                                               Associate General Counsel
*Richard V. Silver                             Executive Vice President
                                               and
                                               General Counsel
*Naomi J. Weinstein                            Vice President
*Charles A. Marino                             Executive Vice President
                                               and
                                               Chief Actuary
*James A. Shepherdson                          Executive Vice President



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company.


     The AXA Organizational Charts are incorporated by reference to Exhibit 26 to Registration Statement (File No. 2-30070) on Form N-4 filed April 21, 2008.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------
       AS OF: DECEMBER 31, 2007



                                                                                     State of        State of
                                                                        Type of     Incorp. or      Principal       Federal
                                                                       Subsidiary    Domicile       Operation      Tax ID #
                                                                       ----------   ----------      ---------      ---------
                                                                                    -------------------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                 DE              NY        13-3623351
-------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                       Operating        DE              CO        75-2961816
     --------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                     Operating        DE              NY        13-4194065
     --------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                       Operating        DE              NY        13-4194080
     --------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                              DE              NY        52-2197822
     --------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                  Insurance      Bermuda        Bermuda      14-1903564
        -----------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                  DE              NY        13-4078005
        -----------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                               DE              NY        13-4071393
           --------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                               Operating        DE              NY        06-1555494
           --------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                              Operating        AL              AL        06-1562392
              -----------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC      Operating        DE              NY        13-4085852
              -----------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC       Operating        MA              MA        04-3491734
              -----------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                              Operating        NV              NV        13-3389068
              -----------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                         Operating       P.R.            P.R.       66-0577477
              -----------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.              Operating        TX              TX        75-2529724
         ----------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *            Insurance        NY              NY        13-5570651
        -----------------------------------------------------------------------------------------------------------------------
           AXA Life and Annuity Company * (Note 10)                    Insurance        CO              CO        13-3198083
           --------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                              Investment       DE              NY        13-3385076
           --------------------------------------------------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                           Investment       DE              NY        13-3385080
           --------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                  Investment       **                             -
           --------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                         HCO           NY              NY        22-2766036
           --------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
              -----------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                        HCO           DE              NY        13-2677213
           --------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                  Investment       DE              PA        23-2671508
        ------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                  Insurance        NY              NY        13-1632487
        -----------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              -----------------------------------------------------------------------------------------------------------------

                                                                                        Parent's
                                                                          Number of    Percent of
                                                                            Shares      Ownership           Comments
                                                                            Owned      or Control    (e.g., Basis of Control)
                                                                            -----      ----------    ------------------------

AXA Financial, Inc.  (Notes 1 & 2)   **
-----------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                         100.00%
     ------------------------------------------------------------------
     MONY Capital Management, Inc.                                                       100.00%
     ------------------------------------------------------------------
     MONY Asset Management, Inc.                                                         100.00%
     ------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 & 16)                      -       100.00%
     ------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                      250,000       100.00%
        ---------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                       1,000       100.00%
        ---------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                        -       100.00%
           ------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                         -       100.00%
           ------------------------------------------------------------
              AXA Network of Alabama, LLC                                        -       100.00%
              ---------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                -       100.00%
              ---------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                 -       100.00%
              ---------------------------------------------------------
              AXA Network of Nevada, Inc.                                                100.00%
              ---------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                           100.00%
              ---------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                    1,050       100.00%
         --------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *              2,000,000       100.00%     NAIC # 62944
        ---------------------------------------------------------------
           AXA Life and Annuity Company * (Note 10)                      1,000,000       100.00%     NAIC # 62880
           ------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                        -             -     G.P & L.P.
           ------------------------------------------------------------
              Equitable Managed Assets, L.P.                                     -             -     G.P.
           ------------------------------------------------------------
           Real Estate Partnership Equities (various)                            -             -     **
           ------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                -       100.00%
           ------------------------------------------------------------
              See Attached Listing A
              ---------------------------------------------------------
           ACMC, Inc.     (Note 4)                                       5,000,000       100.00%
           ------------------------------------------------------------
           EVSA, Inc.                                                           50       100.00%
        ---------------------------------------------------------------
        MONY Life Insurance Company *                                                    100.00%
        ---------------------------------------------------------------
              See Attached Listing C
              ---------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------

      * Affiliated Insurer

     ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

    *** All subsidiaries are corporations, except as otherwise noted.

        1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

        2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
            Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
            Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
            Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
            Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

        3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

        4.  In October 1999, AllianceBernstein Holding L.P.
            ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

            As of December 31, 2007, AXF and its subsidiaries owned 63.18% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:

                   AXF held directly 40,861,854 AllianceBernstein Units
                   (15.54%),
                   AXA Equitable Life directly owned 8,384,240 AllianceBernstein Units (3.19%),
                   ACMC, Inc. owned 66,220,822 AllianceBernstein Units (25.18%), and
                   ECMC, LLC owned 40,880,637 AllianceBernstein Units (15.55%).

               On December 21, 2004, AXF contributed 4,389,192 (1.67%) AllianceBernstein Units to MONY Life and 1,225,000 (.47%) AllianceBernstein Units to MLOA.

               AllianceBernstein Corporation also owns a 1% general partnership interest in AllianceBernstein L.P.

               In addition, ECMC, LLC and ACMC, Inc. each own 722,178 units (0.27% each), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation owns 100,000 units of general partnership interest (0.04%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

        5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

        6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

        7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

        8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

        9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

        10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company. 11.Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

        12. Effective May 26, 2005, Matrix Capital Markets Group was sold.

        12. Effective May 26, 2005, Matrix Private Equities was sold.

        13. Effective December 2, 2005, Advest Group was sold.

        14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

        15. Effective July 11, 2007, Frontier Trust Company, FSB was sold.

        16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------

Dissolved:     - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
               - 100 Federal Street Funding Corporation was dissolved August 31, 1998.
               - 100 Federal Street Realty Corporation was dissolved December 20, 2001.
               - CCMI Corp. was dissolved on October 7, 1999.
               - ELAS Realty, Inc. was dissolved January 29, 2002.
               - EML Associates, L.P. was dissolved March 27, 2001.
               - EQ Services, Inc. was dissolved May 11, 2001.
               - Equitable BJVS, Inc. was dissolved October 3, 1999.
               - Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
               - Equitable JV Holding Corp. was dissolved on June 1, 2002.
               - Equitable JVS II, Inc. was dissolved December 4, 1996
               - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was dissolved on December 31, 2000.
               - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
               - EREIM Managers Corporation was dissolved March 27, 2001.
               - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
               - EVLICO, Inc. was dissolved in 1999.
               - Franconom, Inc. was dissolved on December 4, 2000.
               - GP/EQ Southwest, Inc. was dissolved October 21, 1997
               - HVM Corp. was dissolved on Feb. 16, 1999.
               - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
               - Prime Property Funding, Inc. was dissolved in Feb. 1999.
               - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
               - Six-Pac G.P., Inc. was dissolved July 12,1999
               - Paramount Planners, LLC., a direct subsidiary of AXA Distribution Holding Corporation, was dissolved on December 5, 2003
               - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
               - ECLL Inc. was dissolved July 15, 2003
               - MONY Realty Partners, Inc. was dissolved February 2005.
               - Wil-Gro, Inc. was dissolved June, 2005.
               - Sagamore Financial LLC was dissolved August 31, 2006.
               - Equitable JVS was dissolved August, 2007.
               - Astor Times Square Corp. dissolved as of April 2007.
               - Astor/Broadway Acquisition Corp. dissolved as of August 2007.
               - PC Landmark, Inc. has been administratively dissolved.
               - EJSVS, Inc. has been administratively dissolved.
               - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------



                                                                                           State of      State of
                                                                              Type of     Incorp. or    Principal     Federal
                                                                             Subsidiary    Domicile     Operation    Tax ID #
                                                                             ----------    --------     ---------    ---------
AXA Financial, Inc.
---------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------
           Equitable Holdings, LLC
           ---------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                        Operating        DE            NY      13-3049038
              ------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company*                          Operating        VT            VT      06-1166226
              ------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                             Operating        DE            NY      13-3266813
              ------------------------------------------------------------------------------------------------------------------
                 Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                      Investment       DE            NY      13-3544879
                 ---------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)           Operating        DE            NY      13-3633538
              ------------------------------------------------------------------------------------------------------------------
                 See Attached Listing B
                 ------------------------------------------------------------                                      -------------
              AXA Distributors, LLC                                          Operating        DE            NY      52-2233674
              ------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC          Operating        DE            AL      52-2255113
                 ---------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                      Operating        DE        CT, ME,NY   06-1579051
                 ---------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC     Operating        MA            MA      04-3567096
                 ---------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.            Operating        TX            TX      74-3006330
                 ---------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                   Operating        DE            NY      13-3813232
              ------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)  Operating        DE            NJ      22-3492811
              ------------------------------------------------------------------------------------------------------------------

                                                                                              Parent's
                                                                                  Number of  Percent of
                                                                                   Shares    Ownership         Comments
                                                                                    Owned    or Control  (e.g., Basis of Control)
                                                                                    -----    ----------  ------------------------
AXA Financial, Inc.
-------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     --------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -----------------------------------------------------------------------
           Equitable Holdings, LLC
           --------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                                 500     100.00%
              -----------------------------------------------------------------
              Equitable Casualty Insurance Company*                                 1,000     100.00%
              -----------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                        -     100.00%
              -----------------------------------------------------------------
                 Equitable Capital Private Income & Equity                                                ECMC is G.P.
                   Partnership II, L.P.                                                 -           -     ("Deal Flow Fund II")
                 --------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                    100     100.00%
              -----------------------------------------------------------------
                 See Attached Listing B
                 --------------------------------------------------------------
              AXA Distributors, LLC                                                     -     100.00%
              -----------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                     -     100.00%
                 --------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                                 -     100.00%
                 --------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC                -     100.00%
                 --------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                   1,000     100.00%
                 --------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                          1,000     100.00%
              -----------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)           100     100.00%
              -----------------------------------------------------------------

*  Affiliated Insurer

   Equitable Investment Corp merged into Equitable Holdings, LLC on November 30,
     1999.
   Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999. Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
   Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA
     Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                              State of      State of
                                                                                 Type of     Incorp. or    Principal       Federal
                                                                                Subsidiary    Domicile     Operation      Tax ID #
                                                                                ----------    --------     ---------      --------
AXA Financial, Inc.
------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     -------------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        ----------------------------------------------------------------------
            Equitable Holdings, LLC
           -------------------------------------------------------------------
              AllianceBernstein Corporation


              --------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)           Operating        DE          NY        13-3434400
                 -----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)                  Operating        DE          NY        13-4064930
                 -----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                         Operating
                    --------------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                            HCO          DE          MA        22-3424339
                    --------------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                                  HCO          DE          NY             -
                    --------------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                           Operating        DE          NY        13-4132953
                       -----------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                        HCO          DE          NY        13-2778645
                    --------------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                           Operating       India      India            -
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                      Operating     Argentina   Argentina         -
                       -----------------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                                Operating        DE          NY        13-3910857
                       -----------------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                      HCO           DE          NY        13-3548918
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Japan Inc.                                 HCO           DE        Japan            -
                       -----------------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                     Operating       Japan      Japan            -
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management Australia Limited    Operating     Australia   Australia         -
                       -----------------------------------------------------------------------------------------------------------
                                Far Eastern Alliance Asset Management            Operating      Taiwan      Taiwan           -
                                --------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.                Operating        DE          NY        13-3626546
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.            Operating      Brazil      Brazil           -
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                                 Operating       U.K.        U.K.            -
                       -----------------------------------------------------------------------------------------------------------
                                ACM Bernstein GmbH                               Operating      Germany    Germany           -
                                --------------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited               Operating       U.K.        U.K.            -
                                --------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                       Operating       Lux.        Lux.            -
                       -----------------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                   Operating      France      France           -
                       -----------------------------------------------------------------------------------------------------------
                                ACMBernstein (Deutschland) GmbH                  Operating      Germany    Germany           -
                       -----------------------------------------------------------------------------------------------------------
                       Alliance Capital Management (Asia) Ltd.                      HCO           DE       Singapore    13-3752293
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                       Operating     Australia   Australia         -
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                            Operating      Canada      Canada      13-3630460
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                     Operating    New Zealand  New Zealand       -
                       -----------------------------------------------------------------------------------------------------------

                                                                                  Number    Parent's
                                                                                    of      Percent of
                                                                                  Shares    Ownership           Comments
                                                                                  Owned     or Control   (e.g., Basis of Control)
                                                                                  -----     ----------   ------------------------
AXA Financial, Inc.
-----------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ------------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        ---------------------------------------------------------------------
            Equitable Holdings, LLC
           ------------------------------------------------------------------
              AllianceBernstein Corporation                                                             owns 1% GP interest in
                                                                                                        AllianceBernstein L.P. and
                                                                                                        and 100,000 GP units in
                                                                                                        AllianceBernstein Holding
                                                                                                        L.P.
              ---------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)
                 ------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)
                 ------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                                 100.00%        Sole member interest
                    ---------------------------------------------------------
                    Cursitor Alliance LLC                                                100.00%
                    ---------------------------------------------------------
                    Alliance Capital Management LLC                                      100.00%
                    ---------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                                   100.00%
                       ------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                      10    100.00%
                    ---------------------------------------------------------
                       ACAM Trust Company Private Ltd.                                   100.00%
                       ------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                               99.00%        AllianceBernstein Oceanic
                                                                                                        Corporation owns 1%
                       ------------------------------------------------------
                       ACM Software Services Ltd.                                        100.00%
                       ------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                  1,000    100.00%
                       ------------------------------------------------------
                       AllianceBernstein Japan Inc.
                       ------------------------------------------------------
                                AllianceBernstein Japan Ltd.                             100.00%
                       ------------------------------------------------------
                       AllianceBernstein Invest. Management Australia Limited            100.00%
                       ------------------------------------------------------
                                Far Eastern Alliance Asset Management                     20.00%        3rd parties = 80%
                                ---------------------------------------------
                       AllianceBernstein Global Derivatives Corp.               1,000    100.00%
                       ------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.                     99.00%        AllianceBernstein Oceanic
                                                                                                        Corporation owns 1%
                       ------------------------------------------------------
                       AllianceBernstein Limited                              250,000    100.00%
                       ------------------------------------------------------
                                ACM Bernstein GmbH                                       100.00%
                                ---------------------------------------------
                                AllianceBernstein Services Limited              1,000    100.00%
                                ---------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                      3,999     99.98%        AllianceBernstein Oceanic
                                                                                                        Corporation owns .025%
                       ------------------------------------------------------
                                AllianceBernstein (France) SAS                           100.00%
                       ------------------------------------------------------
                                ACMBernstein (Deutschland) GmbH                          100.00%
                       ------------------------------------------------------
                       Alliance Capital Management (Asia) Ltd.                           100.00%
                       ------------------------------------------------------
                       AllianceBernstein Australia Limited                                50.00%        3rd party (NMFM) owns 50%
                       ------------------------------------------------------
                       AllianceBernstein Canada, Inc.                          18,750    100.00%
                       ------------------------------------------------------
                       AllianceBernstein New Zealand Limited                              50.00%        3rd party (NMFM) owns 50%
                       ------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------

LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------



                                                                                               State of        State of
                                                                                  Type of     Incorp. or      Principal     Federal
                                                                                 Subsidiary    Domicile       Operation     Tax ID #
                                                                                 ----------    --------       ---------     --------
AXA Financial, Inc.
----------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ------------------------------------------------------------------------
     AXA Equitable Life Insurance Company*
     ----------------------------------------------------------------------
       Equitable Holdings, LLC
       --------------------------------------------------------------------
         AllianceBernstein Corporation
         ------------------------------------------------------------------
           AllianceBernstein L.P.
           ----------------------------------------------------------------
              AllianceBernstein Corporation of Delaware (Cont'd)
              -------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Investment Research (Proprietary) Limited     Operating    So Africa   So Africa        -
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein (Singapore) Ltd.                              Operating    Singapore   Singapore        -
                 ----------------------------------------------------------------------------------------------------------------
                 Alliance Capital (Mauritius) Private Ltd.                          HCO       Mauritius   Mauritius        -
                          -------------------------------------------------------------------------------------------------------
                          Alliance Capital Asset Management (India) Private      Operating      India       India          -
                          -------------------------------------------------------------------------------------------------------
                          AllianceBernstein Invest. Res. & Manag. (India) Pvt.   Operating      India       India          -
                          -------------------------------------------------------------------------------------------------------
                 AllianceBernstein Oceanic Corporation                              HCO          DE           NY      13-3441277
                 ----------------------------------------------------------------------------------------------------------------
                 Alliance Capital Real Estate, Inc.                              Operating       DE           NY      13-3441277
                 ----------------------------------------------------------------------------------------------------------------
                 Alliance Corporate Finance Group Incorporated                   Operating       DE           NY      52-1671668
                 ----------------------------------------------------------------------------------------------------------------
                 Alliance Eastern Europe, Inc.                                      HCO          DE           NY      13-3802178
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein ESG Venture Management, L.P.                     HCO          DE           NY           -
                 ----------------------------------------------------------------------------------------------------------------
                          AllianceBernstein Venture Fund 1, L.P.                 Operating       DE           NY           -
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Investments, Inc.                             Operating       DE           NY      13-3191825
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Investor Services, Inc.                       Operating       DE           TX      13-3211780
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Hong Kong Limited                             Operating    Hong Kong   Hong Kong        -
                 ----------------------------------------------------------------------------------------------------------------
                          AllianceBernstein Taiwan Limited                       Operating     Taiwan       Taiwan         -
                          -------------------------------------------------------------------------------------------------------
                          ACM New-Alliance (Luxembourg) S.A.                     Operating      Lux.         Lux.          -
                 ----------------------------------------------------------------------------------------------------------------
                 Sanford C. Bernstein Limited                                    Operating      U.K.         U.K.          -
                 ----------------------------------------------------------------------------------------------------------------
                          Sanford C. Bernstein (CREST Nominees) Ltd.             Operating      U.K.         U.K.          -
                 ----------------------------------------------------------------------------------------------------------------
                 Sanford C. Bernstein Proprietary Limited                        Operating    Australia   Australia        -
                 ----------------------------------------------------------------------------------------------------------------
                 Whittingdale Holdings Ltd.                                         HCO         U.K.         U.K.          -
                 ----------------------------------------------------------------------------------------------------------------
                          ACM Investments Limited                                Operating      U.K.         U.K.          -
                          -------------------------------------------------------------------------------------------------------
                          AllianceBernstein Fixed Income Limited                 Operating      U.K.         U.K.          -
                          -------------------------------------------------------------------------------------------------------
                                                                                     Number     Parent's
                                                                                       of      Percent of
                                                                                     Shares    Ownership           Comments
                                                                                     Owned     or Control   (e.g., Basis of Control)
                                                                                     -----     ----------   ------------------------
AXA Financial, Inc.
----------------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  --------------------------------------------------------------------------------
     AXA Equitable Life Insurance Company*
     -----------------------------------------------------------------------------
        Equitable Holdings, LLC
        --------------------------------------------------------------------------
           AllianceBernstein Corporation
           -----------------------------------------------------------------------
              AllianceBernstein L.P.
              --------------------------------------------------------------------
                 AllianceBernstein Corporation of Delaware (Cont'd)
                 -----------------------------------------------------------------
                    AllianceBernstein Investment Research (Proprietary) Limited                100.00%
                    --------------------------------------------------------------
                    AllianceBernstein (Singapore) Ltd.                                         100.00%
                    --------------------------------------------------------------
                    Alliance Capital (Mauritius) Private Ltd.                                  100.00%
                       -----------------------------------------------------------
                       Alliance Capital Asset Management (India) Private Ltd                    75.00%     3rd party (Ankar Capital
                                                                                                           India Pvt. Ltd.) owns 25%
                       -----------------------------------------------------------
                       AllianceBernstein Invest. Res. & Manag. (India) Pvt.                    100.00%
                       -----------------------------------------------------------
                    AllianceBernstein Oceanic Corporation                            1,000     100.00%
                    --------------------------------------------------------------
                    Alliance Capital Real Estate, Inc.                                         100.00%
                    --------------------------------------------------------------
                    Alliance Corporate Finance Group Incorporated.                   1,000     100.00%
                    --------------------------------------------------------------
                    Alliance Eastern Europe, Inc.                                              100.00%
                    --------------------------------------------------------------
                    AllianceBernstein ESG Venture Management, L.P.                             100.00%    General Partner to EGG Fun
                    --------------------------------------------------------------
                       AllianceBernstein Venture Fund 1, L.P.                                   10.00%    GP Interest
                    --------------------------------------------------------------
                    AllianceBernstein Investments, Inc.                              100       100.00%
                    --------------------------------------------------------------
                    AllianceBernstein Investor Services, Inc.                        100       100.00%
                    --------------------------------------------------------------
                    AllianceBernstein Hong Kong Limited                                        100.00%
                    --------------------------------------------------------------
                       AllianceBernstein Taiwan Limited                                         99.00%     Others own 1%
                       -----------------------------------------------------------
                       ACM New-Alliance (Luxembourg) S.A.                                       99.00%     AllianceBernstein Oceanic
                                                                                                           Corporation owns 1%
                    --------------------------------------------------------------
                    Sanford C. Bernstein Limited                                               100.00%
                    --------------------------------------------------------------
                       Sanford C. Bernstein (CREST Nominees) Ltd.                              100.00%
                    --------------------------------------------------------------
                    Sanford C. Bernstein Proprietary Limited                                   100.00%     Inactive
                    --------------------------------------------------------------
                    Whittingdale Holdings Ltd.                                                 100.00%
                    --------------------------------------------------------------
                       ACM Investments Limited                                                 100.00%
                       -----------------------------------------------------------
                       AllianceBernstein Fixed Income Limited                                  100.00%
                       -----------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------
LISTING C - MONY
----------------


                                                                                         State of        State of
                                                                            Type of     Incorp. or      Principal       Federal
                                                                           Subsidiary    Domicile       Operation      Tax ID #
                                                                           ----------    --------       ---------      ---------
AXA Financial, Inc.
--------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ---------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                           Operating        DE              CO        75-2961816
     ----------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                         Operating        DE              NY        13-4194065
     ----------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                           Operating        DE              NY        13-4194080
     ----------------------------------------------------------------------------------------------------------------------------
     MONY Life Insurance Company *                                         Insurance        NY              NY        13-1632487
     ----------------------------------------------------------------------------------------------------------------------------
        MONY International Holdings, LLC                                      HCO           DE              NY        13-3790446
        -------------------------------------------------------------------------------------------------------------------------
           MONY International Life Insurance Co. Seguros de Vida S.A.*     Insurance     Argentina      Argentina     98-0157781
           ----------------------------------------------------------------------------------------------------------------------
           MONY Financial Resources of the Americas Limited                   HCO         Jamaica        Jamaica
           ----------------------------------------------------------------------------------------------------------------------
           MONY Bank & Trust Company of the Americas, Ltd.                 Operating  Cayman Islands  Cayman Islands  98-0152047
           ----------------------------------------------------------------------------------------------------------------------
              MONY Consultoria e Corretagem de Seguros Ltda.               Operating      Brazil          Brazil
              -------------------------------------------------------------------------------------------------------------------
              MONY Life Insurance Company of the Americas, Ltd.*           Insurance  Cayman Islands  Cayman Islands  98-0152046
        -------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company of America*                            Insurance        AZ              NY        86-0222062
        -------------------------------------------------------------------------------------------------------------------------
        U.S. Financial Life Insurance Company *                            Insurance        OH              OH        38-2046096
        -------------------------------------------------------------------------------------------------------------------------
        MONY Financial Services, Inc.                                         HCO           DE              NY        11-3722370
        -------------------------------------------------------------------------------------------------------------------------
           Financial Marketing Agency, Inc.                                Operating        OH              OH        31-1465146
           ----------------------------------------------------------------------------------------------------------------------
           MONY Brokerage, Inc.                                            Operating        DE              PA        22-3015130
           ----------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Ohio, Inc.                           Operating        OH              OH        31-1562855
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Alabama, Inc.                        Operating        AL              AL        62-1699522
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Texas, Inc.                          Operating        TX              TX        74-2861481
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Massachusetts, Inc.                  Operating        MA              MA        06-1496443
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Washington, Inc.                     Operating        WA              WA        91-1940542
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of New Mexico, Inc.                     Operating        NM              NM        62-1705422
              -------------------------------------------------------------------------------------------------------------------
           1740 Ventures, Inc.                                             Operating        NY              NY        13-2848244
           ----------------------------------------------------------------------------------------------------------------------
           Enterprise Capital Management, Inc.                             Operating        GA              GA        58-1660289
           ----------------------------------------------------------------------------------------------------------------------
              Enterprise Fund Distributors, Inc.                           Operating        DE              GA        22-1990598
              -------------------------------------------------------------------------------------------------------------------
           MONY Assets Corp.                                                  HCO           NY              NY        13-2662263
           ----------------------------------------------------------------------------------------------------------------------
              MONY Benefits Management Corp.                               Operating        DE              NY        13-3363383
              -------------------------------------------------------------------------------------------------------------------
           1740 Advisers, Inc.                                             Operating        NY              NY        13-2645490
           ----------------------------------------------------------------------------------------------------------------------
           MONY Securities Corporation                                     Operating        NY              NY        13-2645488
           ----------------------------------------------------------------------------------------------------------------------
              Trusted Insurance Advisers General Agency Corp.              Operating        MN              NY        41-1941465
              -------------------------------------------------------------------------------------------------------------------
              Trusted Investment Advisers Corp.                            Operating        MN              NY        41-1941464
              -------------------------------------------------------------------------------------------------------------------

                                                                               Number     Parent's
                                                                                 of       Percent of
                                                                               Shares     Ownership            Comments
                                                                               Owned      or Control   (e.g., Basis of Control)
                                                                               -----      ----------   ------------------------
AXA Financial, Inc.
-------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     --------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -----------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                           100.00%
     --------------------------------------------------------------------
     MONY Capital Management, Inc.                                                         100.00%
     --------------------------------------------------------------------
     MONY Asset Management, Inc.                                                           100.00%
     --------------------------------------------------------------------
     MONY Life Insurance Company *                                                         100.00%
     --------------------------------------------------------------------
        MONY International Holdings, LLC                                                   100.00%
        -----------------------------------------------------------------
           MONY International Life Insurance Co. Seguros de Vida S.A.*                     100.00%
           --------------------------------------------------------------
           MONY Financial Resources of the Americas Limited                                 99.00%
           --------------------------------------------------------------
           MONY Bank & Trust Company of the Americas, Ltd.                                 100.00%
           --------------------------------------------------------------
              MONY Consultoria e Corretagem de Seguros Ltda.                                99.00%
              -----------------------------------------------------------
              MONY Life Insurance Company of the Americas, Ltd.*                           100.00%
        -----------------------------------------------------------------
        MONY Life Insurance Company of America*                                            100.00%
        -----------------------------------------------------------------
        U.S. Financial Life Insurance Company *                                 405,000    100.00%
        -----------------------------------------------------------------
        MONY Financial Services, Inc.                                             1,000    100.00%
        -----------------------------------------------------------------
           Financial Marketing Agency, Inc.                                          99     99.00%
           --------------------------------------------------------------
           MONY Brokerage, Inc.                                                   1,500    100.00%
           --------------------------------------------------------------
              MBI Insurance Agency of Ohio, Inc.                                      5    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Alabama, Inc.                                   1    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Texas, Inc.                                    10    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Massachusetts, Inc.                             5    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Washington, Inc.                                1    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of New Mexico, Inc.                                1    100.00%
              -----------------------------------------------------------
           1740 Ventures, Inc.                                                    1,000    100.00%
           --------------------------------------------------------------
           Enterprise Capital Management, Inc.                                      500    100.00%
           --------------------------------------------------------------
              Enterprise Fund Distributors, Inc.                                  1,000    100.00%
              -----------------------------------------------------------
           MONY Assets Corp.                                                    200,000    100.00%
           --------------------------------------------------------------
              MONY Benefits Management Corp.                                      9,000    100.00%
              -----------------------------------------------------------
           1740 Advisers, Inc.                                                   14,600    100.00%
           --------------------------------------------------------------
           MONY Securities Corporation                                            7,550    100.00%
           --------------------------------------------------------------
              Trusted Insurance Advisers General Agency Corp.                     1,000    100.00%
              -----------------------------------------------------------
              Trusted Investment Advisers Corp.                                       1    100.00%
              -----------------------------------------------------------


        -  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
        -  As of February 2005, MONY Realty Partners, Inc. was dissolved
        - MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of S stock for Jamaican regulatory reasons.
        - MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of S stock for Brazilian regulatory reasons.
        - Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of S stock for regulatory reasons.
        -  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
        -  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
        -  As of August 31, 2006, Sagamore Financial LLC was dissolved
        -  MONY Benefits Service Corp. was sold on January 26, 2007.
        - As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.

ITEM 27.  NUMBER OF CONTRACTHOLDERS/PARTICIPANTS


     As of March 31, 2008, there were 298 non-qualified Contractholders.


ITEM 28.  INDEMNIFICATION

     (a) Indemnification of Officers and Directors

     The by-laws of the MONY Life Insurance Company ("MONY") provide, in Article VII, as follows:

          7.4 Indemnification of Directors, Officers and Employees.

          (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                 (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

               (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

          (b) To the extent permitted by the law of the State of New York, the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law sec.sec.721-726; Insurance Law sec.1216).


     The directors and officers of MONY Life Insurance Company are insured under policies issued by X.L. Insurance Company, ACE Insurance, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance and St. Paul Travelers. The annual limit on such policies is $150 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.


     (b) Indemnification of Principal Underwriter


     To the extent permitted by law of the State of New York and subject to all applicable requirements thereof AXA Advisors, LLC has undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.


     (c) Undertaking

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) The principal underwriter for the Registrant is AXA Advisors, LLC ("AXA Advisors"). Prior to June 6, 2005, MONY Securities Corporation served as the principal underwriter for the MONY and MONY America Variable Accounts including the Registrant.

     In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A, I, and MONY's Variable Account S. The principal business address of AXA Advisors is 1290 Avenue of the Americas, New York, NY 10104.

     (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC as applicable.

     AXA ADVISORS, LLC

                                                       POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL                                     UNDERWRITER
BUSINESS ADDRESS                                       (AXA ADVISORS LLC)
------------------                                     --------------------------
*Harvey E. Blitz                                       Director

*Andrew M. McMahon                                     Chairman of the Board and
                                                       Director

*Ned Dane                                              President and Director

*Richard Dziadzio                                      Director

*Barbara Goodstein                                     Director

*James A. Shepherdson                                  Director

 Nick Lane                                             Director

*Mark Wutt                                             Executive Vice President

*Anthony F. Recine                                     Chief Compliance
                                                       Officer -- Investment Advisory
                                                       Activities

 Stephen T. Burnthall                                  Senior Vice President
 6435 Shiloh Road
 Suite A
 Alpharetta, GA 30005

 James Goodwin                                         Senior Vice President
 333 Thornall Street
 Edison, NJ 08837

 Jeffrey Green                                         Senior Vice President
 4251 Crums Mill Road
 Harrisburg, PA 17112

*Kevin R. Byrne                                        Senior Vice President and
                                                       Treasurer

*Philip Pescatore                                      Chief Risk Officer

*Mark D. Godofsky                                      Senior Vice President and
                                                       Controller

*Patricia Roy                                          Chief Compliance Officer

*Christine Nigro                                       Chief Operations Officer

*Camille Joseph Varlack                                Secretary and Counsel

*Francesca Divone                                      Assistant Secretary

*Maurya Keating                                        Vice President and Counsel

     (c) The information under "Distribution of the Contracts" in the prospectus and "Sale of the Contracts/Principal Underwriter" in the Statement of Additional Information in this registration statement is incorporated herein by reference.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by MONY Life Insurance Company, in whole or in part, at its principal offices at 1290 Avenue of the Americas, New York, New York 10104; and at its Operations Center at 100 Madison Street, Syracuse, New York 13221.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for as long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS RELATING TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

     Registrant and MONY Life Insurance Company represent that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by MONY Life Insurance Company.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 29th day of April, 2008.


                              Keynote Series Account
                                   (Registrant)

                              MONY Life Insurance Company
                                      (Depositor)

                              By:               /s/ DODIE KENT
                                  ----------------------------------------------
                                  Dodie Kent
                                  Vice President and Associate General Counsel
                                  MONY Life Insurance Company

     As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Principal Executive
Officers:
*Christopher M. Condron         Chairman of the Board, President,
                                Chief Executive Officer and Director

Principal Financial
Officer:
*Richard S. Dziadzio            Chief Financial Officer and
                                Executive Vice President

Principal Accounting
Officer:
*Alvin H. Fenichel              Senior Vice President and Controller




*Directors:

Bruce W. Calvert                  Charlynn Goins                    Scott D. Miller
Christopher M. Condron            Mary R. (Nina) Henderson          Joseph H. Moglia
Henri de Castries                 James F. Higgins                  Lorie A. Slutsky
Denis Duverne                     Anthony J. Hamilton               Erza Suleiman
                                                                    Peter J. Tobin


*By:            /s/ DODIE KENT
     ----------------------------------------
     Dodie Kent
     Attorney-in-Fact

April 29, 2008

                                   SIGNATURES


     Transamerica Partners Portfolios has duly caused this Post Effective Amendment to the Registration Statement on Form N-4 of Keynote Series Account to be signed on its behalf by the undersigned thereunto duly authorized, in the City of St. Petersburg, State of Florida, on the 29th day of April, 2008.


                                  TRANSAMERICA PARTNERS PORTFOLIOS


                                              /s/ JOHN K. CARTER


                                  ---------------------------------

                                                  John K. Carter




                                       President and Chief Executive Officer





     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-4 of Keynote Series Account has been signed below by the following persons in the capacities indicated on the 29th day of April, 2008.



              SIGNATURES                                      TITLE
              ----------                                      -----
        /s/ JOHN K. CARTER                Chairperson, Trustee, President and Chief
                                          Executive Officer of the Board of Trustees of
--------------------------------------    the Portfolios
            John K. Carter


       */s/  SANDRA N. BANE               Trustee of the Portfolios

--------------------------------------
            Sandra N. Bane

        */s/  LEO J. HILL                 Trustee of the Portfolios

--------------------------------------
              Leo J. Hill

        */s/  NEAL M. JEWELL              Trustee of the Portfolios

--------------------------------------
            Neal M. Jewell

   */s/  RUSSELL A KIMBALL, JR.           Trustee of the Portfolios

--------------------------------------
        Russell A Kimball, Jr.

     */s/  EUGENE M. MANNELLA             Trustee of the Portfolios

--------------------------------------
          Eugene M. Mannella

      */s/  NORM R. NIELSEN               Trustee of the Portfolios

--------------------------------------
            Norm R. Nielsen

    */s/  JOYCE GALPERN NORDEN            Trustee of the Portfolios

--------------------------------------
         Joyce Galpern Norden

     */s/  PATRICIA L. SAWYER             Trustee of the Portfolios

--------------------------------------
          Patricia L. Sawyer

      */s/  JOHN W. WAECHTER              Trustee of the Portfolios

--------------------------------------
           John W. Waechter

      */s/  JOSEPH CARUSONE               Vice President, Treasurer and Principal
                                          Financial Officer
--------------------------------------
            Joseph Carusone



*By     /s/ DENNIS P. GALLAGHER
     ---------------------------------
            Dennis P. Gallagher
              Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT
NO.                                    DESCRIPTION
-------                                -----------
 (10)(a)   Consent of Independent Registered Public Accounting Firm
 (10)(b)   Power of Attorney